                              AMERICAN

                                           SKANDIA
                                                    TRUST

                              -----------------------------------------------
                                               ANNUAL REPORT
                              -----------------------------------------------

                                             DECEMBER 31, 2000

PERFORMANCE INFORMATION AND COMMENTARY

--------------------------------------------------------------------------------

The following pages present information on the investment performance of each Portfolio (other than the AST Money Market Portfolio), which had been in operation for six months or more at December 31, 2000, including comparisons with relevant market indexes. Commentary by each Portfolio's sub-advisor regarding its performance and relevant market conditions is also provided.

EXPLANATIONS OF MARKET INDEXES

S&P 500 INDEX -- The Standard & Poor's 500 Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and over-the-counter market.

S&P MID-CAP 400 INDEX -- The Standard & Poor's Mid-Cap 400 Index is an unmanaged capitalization-weighted index of 400 domestic stocks chosen for market size (median market capitalization of about $2.6 billion as of December 2000).

RUSSELL 2000 INDEX -- The Russell 2000 Index is an unmanaged capitalization-weighted index which is comprised of 2,000 of the smallest capitalized U.S. domiciled companies whose common stock is traded in the U.S. on the New York Stock Exchange, American Stock Exchange and over-the-counter market.

NAREIT INDEX -- The NAREIT Equity REIT Index is an unmanaged capitalization-weighted index comprised of all tax-qualified Real Estate Investment Trusts listed on the New York Stock Exchange, American Stock Exchange and Nasdaq National Market System.

ML HIGH YIELD INDEX -- The Merrill Lynch High Yield Index is an unmanaged index of publicly traded non-convertible U.S. bonds rated below investment grade.

ML 1-3 YEAR INDEX -- The Merrill Lynch 1-3 Year Treasury Index is an unmanaged index of treasury issues with maturities ranging from 1-2.99 years.

LB AGGREGATE INDEX -- The Lehman Brothers Aggregate Bond Index is an unmanaged capitalization-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities.

LB GLOBAL AGGREGATE INDEX -- The Lehman Brothers Global Aggregate Bond Index is an unmanaged measure of the global investment grade bond markets and is composed of the U.S. Aggregate Index, Pan European Aggregate Index, Asian-Pacific Aggregate Index and treasury obligations of Australia, Canada and New Zealand.

MSCI EAFE INDEX -- The Morgan Stanley Capital International Europe, Australia, Far East Index is an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets.

--------------------------------------------------------------------------------

MSCI WORLD INDEX -- The Morgan Stanley Capital International World Index is an unmanaged, capitalization-weighted total return index which measures the performance of 23 developed-country global stock markets, including the United States, Canada, Europe, Australia, New Zealand and the Far East.

SB EXTENDED MARKET INDEX -- The Salomon Brothers Extended Market Index is an unmanaged capitalization-weighted index of the smallest 20%, based on market capitalization, of all institutionally available non-U.S. stocks.

JPM NON-U.S. GOV'T BOND INDEX -- The J.P. Morgan Non-U.S. Government Bond Index is an unmanaged capitalization-weighted index of government bond markets in Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, Netherlands, Spain, Sweden and the United Kingdom.

BLENDED INDEX -- The Blended Index is calculated by weighting the S&P 500 Index at 60% and the Lehman Brothers Government/Credit Index at 40%. The Lehman Brothers Government/Credit Index is an unmanaged index comprised of intermediate and long-term government and investment grade corporate debt securities.

All index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

AST AIM INTERNATIONAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------

The AST AIM International Equity Portfolio had a total return of -26.53% in 2000, underperforming the return of the unmanaged MSCI EAFE Index, which declined -14.17%.

The Portfolio's underperformance compared to the EAFE was driven by several factors. The international market rotation out of growth stocks and into value stocks hurt the Portfolio's performance considerably. While the EAFE was down -14.17% for 2000, a closer look at the Index shows that the growth component declined -24.4% versus the value component which only declined -2.82%. Consistent with the Portfolio's growth style, AIM's bottom-up, earnings momentum process has favored the Technology, Communications Services and Consumer Cyclical sectors, and the Portfolio has consequently been overweighted in those sectors. Although stocks held in those sectors are considered fundamentally sound with good earnings growth potential, the markets soured on them early in 2000 and the returns have not yet recovered. Finally, the Portfolio does not hedge currencies, and therefore suffered from the declines in currencies such as the euro and the yen against the dollar.

AIM believes global markets will remain volatile during the near term. However, they also believe that global economic expansion is likely to continue and the earnings potential for stocks held in the Portfolio remains strong. AIM continues to have a positive outlook for the Portfolio, the long-term positive impact of earnings growth and future prospects in the international markets.

[AST AIM International Equity Portfolio Performance Graph] [COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT]

                                                                AST AIM INTERNATIONAL EQUITY
                                                                         PORTFOLIO                       MSCI EAFE INDEX
                                                                ----------------------------             ---------------
12/31/90                                                                   10000                              10000
12/91                                                                      10700                              11213
12/92                                                                       9806                               9848
12/93                                                                      13347                              13055
12/94                                                                      13698                              14112
12/95                                                                      15067                              15694
12/96                                                                      16521                              16643
12/97                                                                      19518                              16939
12/98                                                                      23441                              20327
12/99                                                                      38472                              25808
12/00                                                                      28279                              22151

                                                               1 Year        5 Year         10 Year
                                                               ------        ------         -------
AVERAGE ANNUAL TOTAL RETURNS                                  -26.53%        13.42%         10.96%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

AST ALLIANCE GROWTH AND INCOME PORTFOLIO
(FORMERLY THE AST LORD ABBETT GROWTH AND INCOME PORTFOLIO)

--------------------------------------------------------------------------------

For the year ended December 31, 2000, the AST Alliance Growth and Income Portfolio had a total return of 5.52%, compared to a return of -9.10% for the unmanaged S&P 500 Index. On May 1, 2000 Alliance Capital Management replaced Lord Abbett as the Portfolio's sub-advisor.

During 2000 the combination of lower corporate profit growth expectations, partly engineered by the Federal Reserve, and the apparent lack of investor conviction underpinning the price structure of individual securities, conspired to create one of the most elevated periods of market volatility ever observed. Value stocks delivered their best returns ever when compared to Growth stocks, as the extreme disconnect in last year's market, between the underlying economic values of businesses as compared to their equity market valuations, appears to have undergone a substantial adjustment. The attractive relationship between the Portfolio's investments and their underlying economic values provided great resiliency and positive impetus to Portfolio results in this difficult market. Areas where the Portfolio enjoyed investment success this year were many, and included the Stable Demand, Insurance and Industrial sectors of the market. In fact, many of this year's winners would have been characterized as "out of favor" earlier on this year.

Looking forward, with the recent surge in disappointing corporate earnings pre-announcements confirming the perception of a slower U.S. economy, it seems appropriate to conclude that the Federal Reserve's policy focus is destined to shift from a bias to tighten to a bias to ease. Alliance believes this policy shift will begin the process of arresting the compression in valuation multiples that the market has undergone this year.

[AST ALLIANCE GROWTH AND INCOME PORTFOLIO PERFORMANCE GRAPH] [COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT]

                                                               AST ALLIANCE GROWTH AND INOME
                                                                         PORTFOLIO                        S&P 500 INDEX
                                                               -----------------------------              -------------
5/1/92                                                                     10000                              10000
12/92                                                                      10698                              10459
12/93                                                                      12163                              11509
12/94                                                                      12433                              11660
12/95                                                                      16027                              16039
12/96                                                                      19002                              19714
12/97                                                                      23547                              26290
12/98                                                                      26486                              33802
12/99                                                                      30748                              40913
12/00                                                                      32445                              37190

                                                                                     Since Inception
                                                        1 Year        5 Year            on 5/1/92
                                                        ------        ------         ---------------
AVERAGE ANNUAL TOTAL RETURNS                            5.52%         15.15%             14.53%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

AST JANCAP GROWTH PORTFOLIO

--------------------------------------------------------------------------------

For the year ended December 31, 2000, the AST JanCap Growth Portfolio had a total return of -30.97%, compared with a return of -9.10% for the unmanaged S&P 500 Index.

2000 marked the end of the bull market as stocks from most sectors endured sharp declines. After starting the year on a positive note, investors grew increasingly skittish as the period wore on. First, it was concerns over the soaring valuations of biotech stocks. Then worries about rising interest rates. In the fall, the market feared the slowing economy would subvert corporate earnings momentum. While the market generally trended lower, technology and telecommunications stocks endured the most significant declines. Unfortunately, the Portfolio had significant exposure to these two sectors, resulting in it losing value and lagging the S&P 500 Index.

Despite their recent poor performances, the tech and telecom industries represent two of the fastest growing areas of the global economy, and Janus believes they have invested in the best-of-breed companies possessing the brightest long-term prospects. They believe that over the next few years, Cisco Systems, Nokia, EMC and AOL-Time Warner will continue to enjoy positive fundamental evolution. Janus remains extremely confident in the Portfolio's other holdings as well -- companies from the Financial Services, Retail and Pharmaceutical sectors.

Looking ahead to 2001, Janus expects volatility will likely persist as investors wrestle with the slowing economy and the opaque interest rate picture. Nevertheless, Janus' focus remains on finding the dominant franchises that produce the goods and services being used with greater frequency every day.

[AST JANCAP GROWTH PORTFOLIO PERFORMANCE GRAPH]

                                                                AST JANCAP GROWTH PORTFOLIO               S&P 500 INDEX
                                                                ---------------------------               -------------
11/6/92                                                                    10000                              10000
12/92                                                                      12336                              10454
12/93                                                                      11780                              11503
12/94                                                                      11248                              11654
12/95                                                                      15521                              16031
12/96                                                                      19922                              19704
12/97                                                                      25631                              26277
12/98                                                                      43125                              33784
12/99                                                                      66849                              40892
12/00                                                                      46146                              37171

                                                                                     Since Inception
                                                        1 Year        5 Year           on 11/6/92
                                                        ------        ------         ---------------
AVERAGE ANNUAL TOTAL RETURNS                           -30.97%        24.35%             20.61%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

AST NEUBERGER BERMAN MID-CAP VALUE PORTFOLIO

--------------------------------------------------------------------------------

The AST Neuberger Berman Mid-Cap Value Portfolio's total return of 27.49% for the year ended December 31, 2000 easily exceeded the unmanaged S&P Mid-Cap 400 Index's return of 17.50%, and fell just short of the unmanaged S&P Mid-Cap 400/Barra Value Index's return of 27.84%.

The market environment in the year 2000 was very different from that of 1999. While '99 was a year that brought fame and fortune to the Nasdaq, dot.coms, and most anything technology related, 2000 ignited worries that the high valuations given to many tech stocks were not warranted. The Federal Reserve's series of interest rate increases began to take effect and resulted in decelerated corporate earnings growth. A slowing economy, high oil prices, a weak euro, and negative earnings warnings and reports all tempered investor enthusiasm during the year. Growth stocks dominated the market in 1999. But as many growth stocks failed to meet lofty expectations, investors began to seek out high-quality, value-oriented stocks of all market caps.

The Portfolio's financial holdings outperformed those of the S&P Mid-Cap 400/Barra Value Index and had the most favorable impact on total return. The Portfolio was underweight in the Energy and Utilities sectors, but strong stock selection contributed positively to returns. Holdings within Basic Materials and Communication Services had the least favorable impact on the Portfolio's total return. Technology also detracted from total return.

Many things changed from 1999 to 2000 and they will probably change again. Neuberger Berman will continue striving to invest in financially sound, fundamentally fit companies that will grow and prosper for years to come.

[AST NEUBERGER BERMAN MID-CAP VALUE PORTFOLIO PERFORMANCE GRAPH] [COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT]

                                                  AST NEUBERGER BERMAN
                                                 MID-CAP VALUE PORTFOLIO      S&P MID-CAP 400 INDEX           S&P 500 INDEX
                                                 -----------------------      ---------------------           -------------
5/4/93                                                    10000                       10000                       10000
12/93                                                     10790                       11308                       10788
12/94                                                     10040                       10903                       10930
12/95                                                     12663                       14276                       15035
12/96                                                     14123                       17014                       18479
12/97                                                     17854                       22501                       24644
12/98                                                     17438                       26806                       31685
12/99                                                     18427                       30751                       38352
12/00                                                     23493                       36133                       34862

                                                                                     Since Inception
                                                        1 Year        5 Year            on 5/4/93
                                                        ------        ------         ---------------
AVERAGE ANNUAL TOTAL RETURNS                            27.49%        13.16%             11.78%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

AST AIM BALANCED PORTFOLIO

--------------------------------------------------------------------------------

The AST AIM Balanced Portfolio had a total return of -4.36% in 2000, underperforming the -0.72% return of the unmanaged blended benchmark index (60% S&P 500/40% Lehman Brothers Government/Credit Index).

The Portfolio's underperformance was primarily the result of its overweighting in the Technology and Telecommunications sectors, which, after dramatically outperforming in 1999, became extremely volatile in 2000. In the fourth quarter, all growth stocks, including technology and telecommunications, were very hard hit. The Portfolio's equity holdings remain overweighted in technology and telecommunications compared to the S&P 500, and the managers remain confident about the earnings growth potential of the stocks in the Portfolio, as AIM continues to select only those stocks with tangible earnings growth. While not an overweight, the Portfolio increased its financial holdings during the year, and those stocks contributed positively to performance. Bonds held by the Portfolio were high quality investment-grade.

AIM remains cautiously optimistic about the direction of the U.S. economy. Now that the Federal Reserve has begun easing interest rates, the question has become how long it will take for the impact of the rate cuts to be felt throughout the economy. Economic growth is slowing, as is corporate profit growth. However, AIM believes valuations are now attractive and record money market reserves are on the sidelines, presumably waiting for signs of a market turnaround to invest in equities. These factors could combine to firm up the economy and corporate profits, especially by the second half of 2001. AIM believes the Portfolio is well-positioned to capitalize on a market recovery.

[AST AIM BALANCED PORTFOLIO PERFORMANCE GRAPH] [COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT]

                                                                 AST AIM BALANCED PORTFOLIO               BLENDED INDEX
                                                                 --------------------------               -------------
5/4/93                                                                     10000                              10000
12/31/93                                                                   10570                              10639
12/31/94                                                                   10580                              10641
12/31/95                                                                   12971                              13689
12/31/96                                                                   14427                              15690
12/31/97                                                                   17064                              19409
12/31/98                                                                   19258                              23553
12/31/99                                                                   23273                              26238
12/31/00                                                                   22258                              25865

                                                                                     Since Inception
                                                        1 Year        5 Year            on 5/4/93
                                                        ------        ------         ---------------
AVERAGE ANNUAL TOTAL RETURNS                            -4.36%        11.40%             11.00%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

AST FEDERATED HIGH YIELD PORTFOLIO

--------------------------------------------------------------------------------

The AST Federated High Yield Portfolio had a total return of -9.69% for 2000, compared to a return of -3.79% for the unmanaged ML High Yield Index.

The Portfolio's underweight in BB-rated securities was the main reason for its underperformance versus the Index. BB-rated securities substantially outperformed B-rated securities as credit quality concerns increased. The Portfolio also suffered from its underweight in the Energy sector, which outperformed given high oil and gas prices, and its lack of exposure in the Gaming sector, which outperformed given its stable credit characteristics. The Portfolio's overweight in deferred interest securities negatively impacted performance as these longer duration securities underperformed in the weak overall market. Specific telecommunications positions in Viatel, Teligent, PSINet and Hermes underperformed in an overall weak Telecommunications sector. Defaults by companies such as Regal Cinemas, AEI Resources, Genesis Healthcare, Pillowtex and Glenoit also negatively impacted performance. Defaults, which were higher than in previous years, were still below overall market levels. Positions in United International Holdings and its affiliates, US Office Products, NationsRent and Motor Coach underperformed based on disappointing operating performance. On the plus side, Albecca, Allied Waste, GFSI and Kinetics Concepts outperformed on strong operating performance. Merger activity and debt tenders positively impacted the performance of positions in Dialog, Triarc, USXchange, Verio and Voicestream.

At year-end, telecommunications remained the Portfolio's largest industry exposure at roughly 22%, in line with the Index. Cable TV and Healthcare were the 2nd and 3rd largest, and were both modest overweights. From a credit exposure vantage point, NTL, Inc. was the Portfolio's largest exposure at 3.3%. NTL is a U.K. based cable company.

[AST FEDERATED HIGH YIELD PORTFOLIO PERFORMANCE GRAPH] [COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT]

                                                                  AST FEDERATED HIGH YIELD
                                                                         PORTFOLIO                     ML HIGH YIELD INDEX
                                                                  ------------------------             -------------------
1/4/94                                                                     10000                              10000
12/94                                                                       9690                              10159
12/95                                                                      11586                              11851
12/96                                                                      13160                              13162
12/97                                                                      14949                              14851
12/98                                                                      15339                              15424
12/99                                                                      15646                              15666
12/00                                                                      14130                              15072

                                                                                     Since Inception
                                                        1 Year        5 Year            on 1/4/94
                                                        ------        ------         ---------------
AVERAGE ANNUAL TOTAL RETURNS                            -9.69%        4.05%               5.06%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO

--------------------------------------------------------------------------------

The AST T. Rowe Price Asset Allocation Portfolio had a total return of -0.48% for 2000, versus a return of -0.72% for the unmanaged blended benchmark index (60% S&P 500 Index/40% Lehman Brothers Government/Credit Index).

U.S. stocks fell during 2000 amid signs of a slowing economy and a dimmer profit outlook for many industries. This ended a five-year streak of double-digit annual gains for major indexes. International stocks also fell during the year. Except for the high-yield sector, bond performance was strong as interest rates declined and inflation risks diminished.

Investment-grade bonds were the top-performing sector within the Portfolio over the last 12 months. The Portfolio's investment-grade fixed income allocation also helped buffer it from equity market volatility. Small-cap stock holdings also showed solid returns over the year. Foreign stock holdings reduced overall performance during the 12 months, due in large part to the weakness in Europe's fledgling currency, the euro.

T. Rowe Price's asset allocation targets for the Portfolio remained unchanged over the course of 2000. The Portfolio remains overweighted in international equities, which T. Rowe Price believes represent attractive value. Given their growth potential, T. Rowe Price also feels that small-caps remain undervalued relative to large-cap stocks. With increasing market volatility, asset allocation remains slightly underweighted in equities versus fixed income.

[AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO PERFORMANCE GRAPH] [COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT]

                                                                  AST T. ROWE PRICE ASSET
                                                                    ALLOCATION PORTFOLIO                  BLENDED INDEX
                                                                  -----------------------                 -------------
1/4/94                                                                     10000                              10000
12/94                                                                       9940                               9943
12/95                                                                      12262                              12925
12/96                                                                      13873                              14815
12/97                                                                      16426                              18325
12/98                                                                      19442                              22237
12/99                                                                      21441                              24772
12/00                                                                      21338                              24421

                                                                                     Since Inception
                                                        1 Year        5 Year            on 1/4/94
                                                        ------        ------         ---------------
AVERAGE ANNUAL TOTAL RETURNS                            -0.48%        11.72%             11.44%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

AST PIMCO TOTAL RETURN BOND PORTFOLIO

--------------------------------------------------------------------------------

The AST PIMCO Total Return Bond Portfolio had a total return of 11.57% for 2000. This compares to a return for the unmanaged LB Aggregate Index of 11.63%.

Yields fell, especially on longer maturity issues, as a growing surplus increased expectations of the Treasury's buyback program and signs of a softening economy emerged. The duration (or interest rate sensitivity) of the Portfolio was kept defensive for most of the year, but PIMCO extended it in the second half as yields fell, boosting returns. The Portfolio's performance also had positive contributions from its overweight in high quality mortgages and underweight of investment grade corporates.

PIMCO expects yields to fall in 2001 as the economy continues to slow. In this environment, PIMCO feels that lower credit quality issues will come under pressure, and thus, a defensive view on credit is warranted.

[AST PIMCO TOTAL RETURN BOND PORTFOLIO PERFORMANCE GRAPH] [COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT]

                                                                AST PIMCO TOTAL RETURN BOND
                                                                         PORTFOLIO                      LB AGGREGATE INDEX
                                                                ---------------------------             ------------------
1/4/94                                                                     10000                              10000
12/94                                                                       9750                               9708
12/95                                                                      11581                              11501
12/96                                                                      11977                              11918
12/97                                                                      13159                              13068
12/98                                                                      14404                              14204
12/99                                                                      14247                              14086
12/00                                                                      15895                              15724

                                                                                     Since Inception
                                                        1 Year        5 Year            on 1/4/94
                                                        ------        ------         ---------------
AVERAGE ANNUAL TOTAL RETURNS                            11.57%        6.54%               6.85%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

AST INVESCO EQUITY INCOME PORTFOLIO

--------------------------------------------------------------------------------

For the year ended December 31, 2000, the AST INVESCO Equity Income Portfolio achieved a total return of 4.74%, compared to a return of -9.10% for the unmanaged S&P 500 Index.

The Portfolio's equities (approximately 76% of total net assets at year-end) significantly out-performed the major equity indices during the year. The Portfolio benefited from investors' renewed interest in old economy, traditional blue chip companies and away from more aggressive technology stocks. The Portfolio's fixed income investments continue to raise the overall portfolio yield and enhance the defensive characteristics of the Portfolio. The Portfolio benefited from an over-weighted position in the Energy and Financial Services sectors, while Healthcare and Utilities holdings also contributed to strong relative performance. The Portfolio's significantly under-weighted position in the Technology sector enhanced performance given the weakness in those stocks.

Heading into 2001, the U.S. economy is slowing considerably and the outlook for corporate profits is quite challenging. However, recognizing an increasing risk of recession, the Federal Reserve took aggressive action in early January by lowering the Fed funds rate fifty basis points to help spur economic growth. With the exception of energy prices, inflationary pressures remain benign. INVESCO believes individual stock selection will be of paramount importance in 2001, as a slowing economy increases the likelihood of negative earnings surprises. Given the weakness in the 2000 stock market, they believe the market is already discounting this negative economic environment. Historically, Federal Reserve rate cuts have provided a positive backdrop and catalyst for equities; thus INVESCO anticipates a stronger market in 2001.

[AST INVESCO EQUITY INCOME PORTFOLIO PERFORMANCE GRAPH] [COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT

                                                                 AST INVESCO EQUITY INCOME
                                                                         PORTFOLIO                        S&P 500 INDEX
                                                                 -------------------------                -------------
1/4/94                                                                     10000                              10000
12/94                                                                       9750                              10127
12/95                                                                      12682                              13931
12/96                                                                      14849                              17122
12/97                                                                      18313                              22834
12/98                                                                      20756                              29358
12/99                                                                      23193                              35535
12/00                                                                      24292                              32301

                                                                                     Since Inception
                                                        1 Year        5 Year            on 1/4/94
                                                        ------        ------         ---------------
AVERAGE ANNUAL TOTAL RETURNS                            4.74%         13.88%             13.52%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

AST JANUS SMALL-CAP GROWTH PORTFOLIO

--------------------------------------------------------------------------------

For the year 2000, the AST Janus Small-Cap Growth Portfolio's total return was -48.16%, significantly underperforming the unmanaged Russell 2000 Index's return of -3.02%.

2000 proved to be a difficult investing environment. Though it began much like 1999, the market seemed to turn sour in early April, letting volatility prevail for the rest of the year. Sluggish corporate earnings, a slowdown in U.S. manufacturing and surging energy prices were some of the many factors contributing to investors' uncertainty, as fears of inflation abruptly turned into fears of a recession at the end of the year.

Some of the hardest hit were companies in the Technology sector, as investors seemed to indiscriminately sell these holdings regardless of fundamentals. PurchasePro, an enabler of B2B commerce, was pushed down in this environment. However, Janus remains encouraged as the company continues to increase its number of registrants through strategic alliances. Crown Castle International, an operator of broadcast towers for wireless communications, was also caught in this downturn despite record earnings. Contributing positively to performance were holdings in health-care related industries, including Professional Detailing, Inc. Investors Financial Services, a provider of asset administration for financial services companies, also posted an impressive 274% gain for the year.

Janus expects investor skittishness to remain a factor in the marketplace. They will continue to scrutinize each company's fundamentals and growth prospects to uncover what they believe can be the solid performers in the small-cap arena.

[AST JANUS SMALL-CAP GROWTH PORTFOLIO PERFORMANCE GRAPH] [COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT]

                                                   AST JANUS SMALL-CAP
                                                    GROWTH PORTFOLIO              S&P 500 INDEX            RUSSELL 2000 INDEX
                                                   -------------------            -------------            ------------------
1/4/94                                                    10000                       10000                       10000
12/94                                                     10840                       10127                        9818
12/95                                                     14370                       13931                       12611
12/96                                                     17251                       17122                       14691
12/97                                                     18287                       22834                       17977
12/98                                                     18926                       29358                       17517
12/99                                                     45792                       35535                       21241
12/00                                                     23739                       32301                       20597

                                                                                     Since Inception
                                                        1 Year        5 Year            on 1/4/94
                                                        ------        ------         ---------------
AVERAGE ANNUAL TOTAL RETURNS                           -48.16%        10.56%             13.15%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

AST AMERICAN CENTURY INTERNATIONAL GROWTH PORTFOLIO II
(FORMERLY THE AST T. ROWE PRICE INTERNATIONAL EQUITY PORTFOLIO)

--------------------------------------------------------------------------------

The AST American Century International Growth Portfolio II had a total return of -17.38% in 2000, underperforming the unmanaged MSCI EAFE Index, which fell -14.17% for the year. On May 1, 2000 American Century replaced T. Rowe Price as the Portfolio's sub-advisor.

Calendar year 2000 represented one of the most volatile periods ever for investors. International investors entered 2000 still infatuated with "new economy" stocks, especially technology, media and telecommunications businesses, whose valuations were buoyed by the marriage of wireless communications and the Internet, corporate technology spending, and some rampant speculation. By early March, the Portfolio had posted a double-digit return. From that point on, international investors surrendered their gains as rising interest rates and escalating energy costs jeopardized corporate earnings, and one technology bellwether after another warned of slower growth. With valuations on tech stocks at dizzying levels, investors were extraordinarily sensitive to earnings shortfalls. They took the broad MSCI EAFE Index down 14% during the course of the year. Indices weighted toward technology issues fell much more.

Reacting to the deceleration of growth in a number of technology, media and telecommunications companies, American Century repositioned investments from companies whose fundamentals were slowing to businesses in position to benefit from changes now sweeping the global economy. During the year the Portfolio's weighting in the Technology and Telecommunications sectors was reduced from more than 50% to approximately 15% and, in terms of countries, the Portfolio's position in Japan was reduced from about 28% to less than 8%.

[AST T. ROWE PRICE INTERNATIONAL EQUITY PORTFOLIO PERFORMANCE GRAPH] [COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT]

                                                                   AST AMERICAN CENTURY
                                                             INTERNATIONAL GROWTH PORTFOLIO II           MSCI EAFE INDEX
                                                             ---------------------------------           ---------------
1/4/94                                                                     10000                              10000
12/94                                                                       9620                              10810
12/95                                                                      10687                              12022
12/96                                                                      12201                              12749
12/97                                                                      12367                              12976
12/98                                                                      14102                              15571
12/99                                                                      18608                              19769
12/00                                                                      15374                              16968

                                                                                     Since Inception
                                                        1 Year        5 Year            on 1/4/94
                                                        ------        ------         ---------------
AVERAGE ANNUAL TOTAL RETURNS                           -17.38%        7.55%               6.34%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
(FORMERLY THE AST T. ROWE PRICE INTERNATIONAL BOND PORTFOLIO)

--------------------------------------------------------------------------------

The AST T. Rowe Price Global Bond Portfolio had a total return for 2000 of -0.45%, compared to returns of -2.53% for the unmanaged LB Global Aggregate Index, and -2.48% for the unmanaged JPM Non-U.S. Government Bond Index, for the same period.

On May 1, 2000 the investment focus of the Portfolio was expanded to include U.S. Government and corporate bonds, in addition to non-U.S. dollar denominated government and corporate bonds. Accordingly, the Portfolio has adopted the LB Global Aggregate Index as its benchmark index.

Beginning in May, T. Rowe Price added new positions in U.S. corporates, mortgages, agencies and long-term Treasuries to the Portfolio. Also, during the later part of the year T. Rowe Price decreased the Portfolio's modest exposure to emerging market issues, which had performed well during the first six months, as the result of the increased likelihood of a slower U.S. economy. The proceeds were reinvested primarily into U.S. corporate bonds.

Looking forward, T. Rowe Price expects weak economic growth in the U.S. during the first half of 2001, and significant interest rate cuts by the Federal Reserve, leading to a recovery in economic and corporate profit growth in the second half. They believe the outlook for European economic growth is positive, whereas they see little evidence that the Japanese economy is close to a meaningful recovery.

[AST T. ROWE PRICE INTERNATIONAL BOND PORTFOLIO PERFORMANCE GRAPH] [COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT]

                                                AST T. ROWE PRICE GLOBAL     JPM NON-U.S. GOV'T BOND
                                                     BOND PORTFOLIO                   INDEX             LB GLOBAL AGGREGATE INDEX
                                                ------------------------     -----------------------    -------------------------
5/3/94                                                    10000                       10000                       10000
12/94                                                      9680                       10000                       10000
12/95                                                     10754                       12112                       12020
12/96                                                     11397                       12752                       12635
12/97                                                     11007                       12273                       12766
12/98                                                     12627                       14521                       14897
12/99                                                     11575                       13625                       14127
12/00                                                     11523                       13287                       13769

                                                                                     Since Inception
                                                        1 Year        5 Year            on 5/3/94
                                                        ------        ------         ---------------
AVERAGE ANNUAL TOTAL RETURNS                            -0.45%        1.39%               2.15%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO

--------------------------------------------------------------------------------

The AST Neuberger Berman Mid-Cap Growth Portfolio had a total return of -8.07% for the year ended December 31, 2000, materially underperforming the return of 17.50% for the unmanaged S&P Mid-Cap 400 Index.

Mid-cap growth stocks significantly underperformed mid-cap value stocks. The unmanaged S&P Mid-Cap 400/Barra Growth Index returned 9.17%. Much of the under-performance was the result of dramatic changes in the Index, including the "graduation" of many successful mid-cap technology companies into the large-cap S&P 500. The tech weighting of the Index declined in early 2000, reducing the negative impact of poorly performing tech stocks over the balance of the year. Neuberger Berman did not reduce the Portfolio's tech weighting in response to the changes in the Index and paid the price in terms of relative performance. Mid-cap technology stocks were treated particularly harshly during the year. Even though the Portfolio's holdings reported third quarter earnings that either met or exceeded expectations, they finished the year with a loss. If the Portfolio's technology holdings continue to meet or beat consensus earnings estimates, Neuberger Berman believes they will win back investors' admiration.

The Portfolio's healthcare investments posted excellent gains. Neuberger Berman believes companies developing innovative new healthcare technologies will continue to perform well in the years ahead. The Portfolio's utilities holdings also excelled, as strong demand combined with constrained generating capacity produced exceptional earnings gains.

[AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO PERFORMANCE GRAPH] [COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT]

                                                  AST NEUBERGER BERMAN
                                                MID-CAP GROWTH PORTFOLIO      S&P MID-CAP 400 INDEX           S&P 500 INDEX
                                                ------------------------      ---------------------           -------------
10/20/94                                                  10000                       10000                       10000
12/94                                                      9970                        9765                        9883
12/95                                                     12405                       12787                       13594
12/96                                                     14432                       15240                       16709
12/97                                                     16839                       20155                       22283
12/98                                                     20316                       24010                       28649
12/99                                                     30752                       27545                       34677
12/00                                                     28271                       32365                       31521

                                                                                     Since Inception
                                                        1 Year        5 Year           on 10/20/94
                                                        ------        ------         ---------------
AVERAGE ANNUAL TOTAL RETURNS                            -8.07%        17.91%             18.23%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

AST FOUNDERS PASSPORT PORTFOLIO

--------------------------------------------------------------------------------

For the year ended December 31, 2000, the AST Founders Passport Portfolio had a total return of -30.28%, underperforming the unmanaged SB Extended Market Index, which returned -10.31%.

After a strong showing in the first three months of 2000, the Portfolio was suddenly faced with an acute market downslide. A wide array of macroeconomic obstacles emerged, including weak international currencies, a dearth of liquidity in the small-cap market, rate increases around the world (there were 117 total hikes), and high energy costs. The latter were particularly detrimental for a number of Asian countries, which import most of their oil.

Meanwhile, widespread selling of stocks occurred across entire markets and sectors, rather than stock-specific selling, and this negatively impacted the Portfolio's performance. Furthermore, the Portfolio was heavily invested in technology companies when the selling began -- and these firms were hurt the most in 2000. There was also a remarkable disparity between the performance of value-oriented and growth-oriented stocks, with value significantly bettering growth. As an aggressive growth fund in a highly volatile asset class, the Portfolio was greatly hampered by this trend.

Market corrections are to be expected, and Founders believes it may take time for markets overseas to stabilize. In the meantime, they have reduced the Portfolio's tech weighting and invested in other attractive growth stocks, such as retailers, business services companies, outsourcing firms, and alternative energy companies.

[AST FOUNDERS PASSPORT PORTFOLIO PORTFOLIO PERFORMANCE GRAPH]

                                                  AST FOUNDERS PASSPORT
                                                        PORTFOLIO           SB EXTENDED MARKET INDEX         MSCI EAFE INDEX
                                                  ---------------------     ------------------------         ---------------
5/2/95                                                    10000                       10000                       10000
12/95                                                     10330                       10281                       10522
12/96                                                     11664                       11029                       11159
12/97                                                     11900                        9989                       11357
12/98                                                     13200                       11203                       13629
12/99                                                     25042                       13404                       17454
12/00                                                     17459                       12022                       14981

                                                                                     Since Inception
                                                        1 Year        5 Year            on 5/2/95
                                                        ------        ------         ---------------
AVERAGE ANNUAL TOTAL RETURNS                           -30.28%        11.07%             10.32%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO

--------------------------------------------------------------------------------

The AST T. Rowe Price Natural Resources Portfolio had a total return of 26.79% for 2000, compared to a return for the unmanaged S&P 500 Index of -9.10%.

The year 2000 ended with a whimper for the financial markets. Rising interest rates and higher energy prices took their toll on spending, and declining equity values impacted consumer confidence. While the broader market fell for the first time in five years, the Portfolio outperformed as energy stocks responded to strong commodity prices and improved fundamentals across most natural resource sectors.

Energy stocks -- particularly independent oil and gas producers and oil service companies -- were the standout performers in the Portfolio. Domestic and international integrated oil companies also performed well. The fundamental backdrop for the energy industry improved dramatically during the year. In the domestic natural gas market, insufficient development in recent years, strong demand, and cold weather, led to increases in gas prices. In the oil markets, OPEC showed unusual discipline making only gradual production increases to maintain high oil prices. Coal also benefited the Portfolio, as supply and demand have finally come into balance and prices are expected to rise.

T. Rowe Price believes that strength in the oil market will be tested in 2001, as OPEC tries to cut its production to accommodate lower seasonal requirements and slower global demand growth. They believe oil prices are likely to decline, and energy companies will have to grow earnings through successful reinvestment and share repurchases.

[AST ROWE PRICE NATURAL RESOURCES PORTFOLIO PERFORMANCE GRAPH]

                                                                 AST T. ROWE PRICE NATURAL
                                                                    RESOURCES PORTFOLIO                   S&P 500 INDEX
                                                                 -------------------------                -------------
5/2/95                                                                     10000                              10000
12/95                                                                      11110                              12162
12/96                                                                      14525                              14948
12/97                                                                      15017                              19935
12/98                                                                      13241                              25631
12/99                                                                      16963                              31023
12/00                                                                      21507                              28200

                                                                                     Since Inception
                                                        1 Year        5 Year            on 5/2/95
                                                        ------        ------         ---------------
AVERAGE ANNUAL TOTAL RETURNS                            26.79%        14.12%             14.45%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

AST PIMCO LIMITED MATURITY BOND PORTFOLIO

--------------------------------------------------------------------------------

The AST PIMCO Limited Maturity Bond Portfolio had a total return of 8.43% for 2000, versus a return on the unmanaged ML 1-3 Year Index of 7.99%

Yields fell, especially on longer maturity issues, as a growing surplus increased expectations of the Treasury's buyback program and signs of a softening economy emerged. The duration (or interest rate sensitivity) of the Portfolio was kept defensive for most of the year, but PIMCO extended it in the second half as yields fell, boosting returns. The Portfolio's performance also had a positive contribution from its overweight in high quality mortgages.

PIMCO expects yields to fall in 2001 as the economy continues to slow. In this environment, PIMCO feels that lower credit quality issues will come under pressure, and thus, a defensive view on credit is warranted.

[AST PIMCO LIMITED MATURITY BOND PORTFOLIO PERFORMANCE GRAPH]

                                                                 AST PIMCO LIMITED MATURITY
                                                                       BOND PORTFOLIO                   ML 1-3 YEAR INDEX
                                                                 --------------------------             -----------------
5/2/95                                                                     10000                              10000
12/95                                                                      10470                              10645
12/96                                                                      10878                              11175
12/97                                                                      11689                              11919
12/98                                                                      12358                              12753
12/99                                                                      12775                              13143
12/00                                                                      13852                              14193

                                                                                     Since Inception
                                                        1 Year        5 Year            on 5/2/95
                                                        ------        ------         ---------------
AVERAGE ANNUAL TOTAL RETURNS                            8.43%         5.76%               5.91%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

AST ALLIANCE GROWTH PORTFOLIO
(FORMERLY THE AST OPPENHEIMER LARGE-CAP GROWTH PORTFOLIO)

--------------------------------------------------------------------------------

The AST Alliance Growth Portfolio had a total return of -13.74%, compared to the unmanaged S&P 500 Index return of -9.10% for the year ended December 31, 2000. On May 1, 2000 Alliance Capital Management replaced Oppenheimer as the Portfolio's sub-advisor.

As the year drew to a close, the unrestrained optimism of the last several years gave way to caution as the economy and the market downshifted from an extraordinary period of economic prosperity and an unprecedented five year period of +20% annual stock market gains. U.S. economic growth slowed in the second half of the year and the inevitable deceleration in earnings growth became evident. This led to a punishing series of earnings warnings from prominent, blue chip companies across virtually every industry sector. The stock market decline intensified in the fourth quarter culminating in one of the deepest bear markets for technology stocks.

A moderate overweight in the poor-performing Technology sector and unfavorable stock selection in Media and Entertainment contributed to the Portfolio's underperformance. Strong gains from the Portfolio's capital goods, healthcare and financial services stocks were positive contributors to performance.

Although the market is likely to remain volatile as sentiment vacillates with the economic data and corporate earnings reports, Alliance believes the stage is set for a rebound during 2001. They expect further interest rate cuts by the Federal Reserve to provide a positive tailwind for the market.

[AST OPPENHEIMER LARGE-CAP GROWTH PERFORMANCE GRAPH]

                                                               AST ALLIANCE GROWTH PORTFOLIO              S&P 500 INDEX
                                                               -----------------------------              -------------
5/2/96                                                                     10000                              10000
12/96                                                                      10990                              11487
12/97                                                                      12620                              15319
12/98                                                                      16070                              19696
12/99                                                                      21520                              23840
12/00                                                                      18563                              21670

                                                                      Since Inception
                                                           1 Year        on 5/2/96
                                                           ------     ---------------
AVERAGE ANNUAL TOTAL RETURNS                              -13.74%         14.16%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

AST JANUS OVERSEAS GROWTH PORTFOLIO

--------------------------------------------------------------------------------

For the year ended December 31, 2000, the AST Janus Overseas Growth Portfolio had a total return of -24.62%, compared with a return of -14.17% for the unmanaged MSCI EAFE Index.

Developments in the U.S. largely set the tone for worldwide markets during the year, with major markets in Europe and Asia generally following U.S. stocks higher during the first two months of the period and then falling sharply after mid-March. While European markets ended the period mixed, dollar-based returns were lower due to the decline of the euro. Japanese stocks mirrored the still-sluggish economy, while emerging markets were notably poor performers.

While many of the fast-growing sectors in which the Portfolio participates were hit hard, some holdings held up well. Examples included Furukawa Electric of Japan and Alcatel of France. Although volatility in these stocks increased markedly late in the year, both companies had gains for the year. Israel's CheckPoint Software, a rapidly emerging leader in Internet security software, also gained. The sell-off in technology stocks and a difficult environment for semiconductor companies resulted in declines for Taiwan Semiconductor and memory chipmaker Samsung.

Janus remains confident that many of the secular trends in which the Portfolio is invested -- such as rapidly increasing demand for bandwidth and data storage needs and the increasing ubiquity of wireless communications -- remain intact. Their strategy has been to remain highly selective in choosing stocks, while paying increasingly close attention to valuation and the underlying business fundamentals.

[AST JANUS OVERSEAS GROWTH PORTFOLIO PORTFOLIO PERFORMANCE GRAPH]

                                                                 AST JANUS OVERSEAS GROWTH
                                                                         PORTFOLIO                       MSCI EAFE INDEX
                                                                 -------------------------               ---------------
1/2/97                                                                     10000                              10000
12/97                                                                      11870                              10178
12/98                                                                      13795                              12214
12/99                                                                      25201                              15506
12/00                                                                      18997                              13309

                                                                      Since Inception
                                                           1 Year        on 1/2/97
                                                           ------     ---------------
AVERAGE ANNUAL TOTAL RETURNS                              -24.62%         17.39%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO

--------------------------------------------------------------------------------

The AST American Century Income & Growth Portfolio had a total return of -10.77% in 2000, slightly underperforming the unmanaged S&P 500 Index, which returned -9.10%

The U.S. stock market went through two distinct phases in 2000. The first quarter was a continuation of 1999 -- TMT stocks (New Economy companies in the Technology, Media, and Telecommunications sectors) led the major stock indexes to record highs. In March, however, market sentiment changed abruptly. Investors began to question the profitability of TMT firms, and the economy began to slow after a series of interest rate increases by the Federal Reserve. By September, the slowing economy led more and more companies to issue profit warnings, and the market's protracted slide during the last four months of the year left the major stock indexes in negative territory for the first time in a decade. TMT and other growth stocks suffered the biggest losses.

Defensive stocks -- such as the shares of health care, financial, utility, and consumer staples companies -- were the best performers in 2000. In the Portfolio, health care stocks were the biggest positive contributors to performance, returning about 30% as a group. Utility stocks were also among the best performers in the Portfolio, returning 40% as a group. The Portfolio maintained an overweight position relative to the S&P 500 in electric utilities, which benefited from strong demand and growing profit margins. At the other end of the spectrum, technology stocks were the worst performers. The Portfolio did benefit, however, from an underweight in technology stocks compared with the S&P 500 Index during the last several months of the year. Other negative contributors to the performance of the Portfolio included telephone stocks and retailers.

[AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO PERFORMANCE GRAPH] Comparison of Change in the Value of a $10,000 Investment

                                                               AST AMERICAN CENTURY INCOME &
                                                                      GROWTH PORTFOLIO                    S&P 500 INDEX
                                                               -----------------------------              -------------
1/2/97                                                                     10000                              10000
12/97                                                                      12230                              13336
12/98                                                                      13731                              17146
12/99                                                                      16886                              20754
12/00                                                                      15067                              18865

                                                                      Since Inception
                                                           1 Year        on 1/2/97
                                                           ------     ---------------
AVERAGE ANNUAL TOTAL RETURNS                              -10.77%         10.78%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

AST AMERICAN CENTURY STRATEGIC BALANCED PORTFOLIO

--------------------------------------------------------------------------------

The AST American Century Strategic Balanced Portfolio had a total return of -3.11% in 2000, compared to a return of -0.72% for the Portfolio's blended benchmark index (60% S&P 500 Index/40% LB Government/Credit Index).

The return of the equity portion of the Portfolio trailed the S&P 500 Index. The Portfolio's orientation toward growth stocks contributed to its lagging performance. The Portfolio's stock selection process emphasizes growth measures, such as earnings growth and earnings surprises. This is taken a step further when it comes to technology stocks -- growth measures are almost exclusively used when evaluating companies in this sector. This approach was beneficial in the first three months of the year, when growth stocks were the market leaders, but much less successful in the last six months, when growth shares fell out of favor.

Health care stocks were by far the best performers in the Portfolio. Overweight positions in drug and biotechnology stocks contributed favorably to performance. Another strong area for the Portfolio was utility stocks, especially electric utilities. Holdings in the Technology, Media, and Telecommunications sectors were by far the biggest detractors from performance during the year, as the slowing economy, profit concerns, and extremely high valuations led to a major correction. The Portfolio's banking stocks and retail stocks also detracted from performance.

The return of the fixed income portion of the Portfolio lagged the benchmark LB Government/Credit Index due primarily to sector allocation -- compared with the benchmark, the Portfolio was slightly underweight Treasuries and overweight corporates for most of the period, and Treasuries handily outperformed corporates.

[AST AMERICAN CENTURY STRATEGIC BALANCED PORTFOLIO PERFORMANCE GRAPH] Comparison of Change in the Value of a $10,000 Investment

                                                               AST AMERICAN CENTURY STRATEGIC
                                                                     BALANCED PORTFOLIO                   BLENDED INDEX
                                                               ------------------------------             -------------
1/2/97                                                                     10000                              10000
12/97                                                                      11340                              12370
12/98                                                                      13754                              15011
12/99                                                                      15538                              16722
12/00                                                                      15055                              16602

                                                                      Since Inception
                                                           1 Year        on 1/2/97
                                                           ------     ---------------
AVERAGE ANNUAL TOTAL RETURNS                               -3.11%         10.76%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

AST AMERICAN CENTURY INTERNATIONAL GROWTH PORTFOLIO

--------------------------------------------------------------------------------

The AST American Century International Growth Portfolio had a total return of -16.10% in 2000, underperforming the unmanaged MSCI EAFE Index, which fell -14.17% for the year.

Calendar year 2000 represented one of the most volatile periods ever for investors in international markets. International investors entered 2000 still infatuated with "new economy" stocks, especially technology, media and telecommunications businesses, whose valuations were buoyed by the marriage of wireless communications and the Internet, corporate technology spending, and some rampant speculation. By early March, when technology-laden indices in the United States and abroad were approaching their highs for the year, the Portfolio had posted a double-digit return. Unfortunately, from that point on, international investors were forced to surrender their gains as rising interest rates and escalating energy costs jeopardized corporate earnings and one technology bellwether after another warned of slower growth. With valuations on tech stocks at dizzying levels, investors were extraordinarily sensitive to earnings shortfalls. They took the broad MSCI EAFE Index down 14% during the course of the year. Indices weighted in technology issues fell three and four times as far.

Reacting to the deceleration of growth in a number of technology, media and telecommunications companies, American Century repositioned investments from companies whose fundamentals were slowing to businesses in position to benefit from changes now sweeping the global economy. During the year the Portfolio's weighting in the Technology and Telecommunications sectors was reduced from more than 50% to approximately 15% and, in terms of countries, the Portfolio's position in Japan was reduced from about 28% to less than 8%.

[AST AMERICAN CENTURY INTERNATIONAL GROWTH PORTFOLIO PERFORMANCE GRAPH] Comparison of Change in the Value of a $10,000 Investment

                                                                    AST AMERICAN CENTURY
                                                               INTERNATIONAL GROWTH PORTFOLIO            MSCI EAFE INDEX
                                                               ------------------------------            ---------------
1/2/97                                                                     10000                              10000
12/97                                                                      11510                              10178
12/98                                                                      13660                              12214
12/99                                                                      22567                              15506
12/00                                                                      18934                              13309

                                                                      Since Inception
                                                           1 Year        on 1/2/97
                                                           ------     ---------------
AVERAGE ANNUAL TOTAL RETURNS                              -16.10%         17.32%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

AST GABELLI SMALL-CAP VALUE PORTFOLIO
(FORMERLY THE AST T. ROWE PRICE SMALL COMPANY VALUE PORTFOLIO)

--------------------------------------------------------------------------------

For the year ended December 31, 2000, the AST Gabelli Small-Cap Value Portfolio had a total return of 21.86%, compared with returns of -3.02% and -9.10% for the unmanaged Russell 2000 and S&P 500 Indices, respectively.

On October 23, 2000, Gabelli Asset Management Company replaced T. Rowe Price as the Portfolio's sub-advisor. During the ensuing weeks the Portfolio's holdings were substantially repositioned to reflect Gabelli's fundamental, bottoms-up, buy and hold investment style.

Gabelli views the small capitalization market as a research driven, stock picker's paradise. Unlike the large-cap market, where most companies are already followed by dozens of Wall Street analysts, the small-cap market is largely unclaimed territory. Gabelli's analysts do in-depth research on small companies largely ignored by Wall Street analysts, seeking companies having a strong or dominant market share, a niche franchise in a growing and/or consolidating industry, and a shareholder-sensitive management team. Some of the industries they believe should contribute to future performance are consumer products, energy and utilities, and aviation.

Small-cap stocks have performed relatively well in this erratic market. Gabelli believes this reflects investor recognition of the attractive fundamentals in this sector. Due to economic and political crosscurrents, the outlook for the broad market is even more cloudy than usual. However, Gabelli believes disciplined small-cap value investing can produce solid returns.

[AST T. ROWE PRICE SMALL COMPANY VALUE PORTFOLIO PERFORMANCE GRAPH] Comparison of Change in the Value of a $10,000 Investment

                                                  AST GABELLI SMALL-CAP
                                                    VALUE PORTFOLIO            RUSSELL 2000 INDEX             S&P 500 INDEX
                                                  ---------------------        ------------------             -------------
1/2/97                                                  10000.00                    10000.00                    10000.00
12/97                                                   12880.00                    12237.00                    13336.00
12/98                                                   11524.00                    11924.00                    17146.00
12/99                                                   11591.00                    14459.00                    20754.00
12/00                                                   14124.00                    14021.00                    18865.00

                                                                      Since Inception
                                                           1 Year        on 1/2/97
                                                           ------     ---------------
AVERAGE ANNUAL TOTAL RETURNS                               21.86%          9.01%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

AST MARSICO CAPITAL GROWTH PORTFOLIO

--------------------------------------------------------------------------------

The AST Marsico Capital Growth Portfolio had a total return of -14.25% for the year ended December 31, 2000, compared with a return of -9.10% for the unmanaged S&P 500 Index.

The year 2000 was not kind to growth-oriented investment strategies. The S&P 500 Index had its worst annual return since 1974. And, the Nasdaq, which lost nearly 40% last year, had its worst year since its inception in 1971. As corporate profits weakened in the context of 6 successive interest rate hikes by the Federal Reserve (three in 1999, three in 2000), concerns grew about the risk of a possible U.S. recession.

The overall complexion of the Portfolio's holdings changed markedly over the year, highlighted by a considerable reduction in technology-related positions. Marsico believes the U.S. economy has shifted to a slower growth mode. As a result, they expect that capital spending for technology will decelerate, which will create a dual effect of a reduced growth rate for individual companies and slower overall economic activity. This led them to sell some of the Portfolio's largest technology positions and trim back others. Assets were shifted to sectors and industries that Marsico believes offer the potential of stable earnings and revenue gains as U.S. economic growth decelerates. They increased positions in financial services, retail, health care, consumer related and lifecycle change companies.

Marsico continues to have an overall positive long-term investment outlook. In their view, there are a number of fundamental macroeconomic underpinnings -- highlighted by lower interest rates, benign inflation, budget surpluses, and productivity gains -- that are durable and should provide a healthy overall backdrop for future equity returns.

[AST MARSICO CAPITAL GROWTH PORTFOLIO PERFORMANCE GRAPH]

Comparison of Change in the Value of a $10,000 Investment

                                                                 AST MARSICO CAPITAL GROWTH
                                                                         PORTFOLIO                        S&P 500 INDEX
                                                                 --------------------------               -------------
12/22/97                                                                   10000                              10000
12/31/97                                                                   10030                              10255
12/98                                                                      14201                              13185
12/99                                                                      21668                              15959
12/00                                                                      18580                              14507

                                                                      Since Inception
                                                           1 Year       on 12/22/97
                                                           ------     ---------------
AVERAGE ANNUAL TOTAL RETURNS                              -14.25%         22.69%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

AST COHEN & STEERS REALTY PORTFOLIO

--------------------------------------------------------------------------------

For the year ended December 31, 2000, the AST Cohen & Steers Realty Portfolio had a total return of 26.19%. This compares to the unmanaged NAREIT Index total return of 26.37% for the year. The broad-based unmanaged S&P 500 Index total return was -9.10% for 2000.

For the year, REITs outpaced the S&P 500 Index by 35 percentage points and beat the Nasdaq Composite Index by 65 percentage points -- both record margins. While many non-real estate companies were reporting earnings that disappointed investors, most REITs recorded positive earnings surprises in 2000. The Portfolio's performance continued to be driven by Cohen & Steers' "Realty Majors" strategy, which emphasizes companies the sub-advisor believes have the best management, the greatest financial strength and size, and the strongest property markets. For the second year in a row, the Office and Apartment sectors, the Portfolio's largest sector weightings, were among the best performing property sectors. Modest weightings in the Retail Property sectors, which under-performed the benchmark, also enhanced performance. While performance was hurt in 2000 by FrontLine Capital Group, which declined by more than 70%, Cohen & Steers expects improved performance from this holding in 2001 as the company attempts to surface the value of its HQ Global Workplaces division, which operates in the executive office suite segment of the Office sector.

Looking forward, Cohen & Steers believes that REITs can continue to generate attractive returns as they regain investor favor. REITs currently trade below their tangible values, have stable, if not improving, earnings growth prospects, generate high return from current income and are trading at the lower end of their historic multiple ranges.

Comparison of Change in the Value of a $10,000 Investment
[AST COHEN & STEERS REALTY PORTFOLIO PERFORMANCE GRAPH]

                                                AST COHEN & STEERS REALTY
                                                        PORTFOLIO                 NAREIT INDEX                S&P 500 INDEX
                                                -------------------------         ------------                -------------
1/2/98                                                    10000                       10000                       10000
12/98                                                      8400                        8250                       12857
12/99                                                      8590                        7869                       15562
12/00                                                     10840                        9944                       14146

                                                                      Since Inception
                                                           1 Year        on 1/2/98
                                                           ------     ---------------
AVERAGE ANNUAL TOTAL RETURNS                               26.19%          2.72%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

AST LORD ABBETT SMALL CAP VALUE PORTFOLIO

--------------------------------------------------------------------------------

For the year ended December 31, 2000, the AST Lord Abbett Small Cap Value Portfolio had a total return of 33.85%, significantly outperforming the unmanaged Russell 2000 Index, which returned -3.02%.

2000 was a year that saw a reversal of fortune in the U.S. equity markets. High-flying growth and technology stocks came tumbling down, while companies with solid fundamentals, steadily growing earnings and reasonable valuations were the year's outperformers. In that regard, the small-cap value segment benefited twofold: investors not only returned to value, but also moved down the capitalization scale to seek out stocks of smaller, well-established companies. On a macroeconomic level, the environment was equally accommodative. Slower U.S. economic growth, coupled with widespread earnings shortfalls by many popular growth companies, created opportunities for value investors.

Over the course of the year, the Portfolio greatly benefited from its exposure to stocks of energy companies, which have profited over the year from the rise in oil prices and ongoing industry consolidation. Lord Abbett progressively reallocated assets to investments in financial services companies, believing many companies will benefit from a peak in short-term interest rates and a favorable Federal Reserve policy outlook. They also added several aerospace parts manufacturers to the Portfolio that are now benefiting from new commercial aviation orders and high growth in the industrial gas turbine business. Conversely, the Portfolio's overall exposure to technology stocks has been the largest hindrance to performance, as that sector went through a nine-month valuation correction.

Comparison of Change in the Value of a $10,000 Investment
[AST LORD ABBOT SMALL CAP VALUE PORTFOLIO PERFORMANCE GRAPH]

                                                  AST LORD ABBETT SMALL
                                                   CAP VALUE PORTFOLIO         RUSSELL 2000 INDEX             S&P 500 INDEX
                                                  ---------------------        ------------------             -------------
1/2/98                                                    10000                       10000                       10000
12/98                                                      9990                        9744                       12857
12/99                                                     10870                       11816                       15562
12/00                                                     14550                       11458                       14146

                                                                      Since Inception
                                                           1 Year        on 1/2/98
                                                           ------     ---------------
AVERAGE ANNUAL TOTAL RETURNS                               33.85%         13.29%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

AST SANFORD BERNSTEIN MANAGED INDEX 500 PORTFOLIO
(FORMERLY THE AST BANKERS TRUST MANAGED INDEX 500 PORTFOLIO)

--------------------------------------------------------------------------------

The AST Sanford Bernstein Managed Index 500 Portfolio had a total return for 2000 of -8.82%, compared with a return for the unmanaged S&P 500 Index of -9.10%.

On May 1, 2000 Sanford Bernstein & Co. replaced Bankers Trust as the Portfolio's sub-advisor and re-positioned the Portfolio to closely track the S&P 500, while tilting toward value to add return. Bernstein reduced the number of stocks the Portfolio held and emphasized commodity producers, electric utilities, energy and financial companies. Within the high-priced Technology sector, it emphasized manufacturers of semiconductors and semiconductor-equipment.

During 2000, the value cycle turned after two and a half years in which growth stocks had outperformed by an extraordinarily large margin. The bursting of the technology and telecommunications bubble in early March drove this value recovery. The Portfolio outperformed in part because Bernstein emphasized classic value stocks, including low-priced financials, energy producers and electric utilities. An underweight in the poor-performing Telecom sector also benefited relative performance. Performance was hurt, however, by the Portfolio's positioning in the faltering Technology sector. Although the Portfolio's total investments in technology were close to the Index, and it avoided the technology companies that fell farthest -- primarily extremely expensive Internet-related ventures -- it did emphasize semiconductor and semiconductor-equipment companies that did worse than the Technology sector as a whole.

Comparison of Change in the Value of a $10,000 Investment
[AST BANKERS TRUST MANAGED INDEX 500 PORTFOLIO PERFORMANCE GRAPH]

                                                               AST SANFORD BERNSTEIN MANAGED
                                                                    INDEX 500 PORTFOLIO                   S&P 500 INDEX
                                                               -----------------------------              -------------
1/2/98                                                                     10000                              10000
12/98                                                                      12790                              12857
12/99                                                                      15506                              15562
12/00                                                                      14138                              14146

                                                                      Since Inception
                                                           1 Year        on 1/2/98
                                                           ------     ---------------
AVERAGE ANNUAL TOTAL RETURNS                               -8.82%         12.21%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

AST KEMPER SMALL-CAP GROWTH PORTFOLIO

--------------------------------------------------------------------------------

The AST Kemper Small-Cap Growth Portfolio had a total return of -20.95% for 2000, compared to a return of -3.02% for the unmanaged Russell 2000 Index.

Whether large or small, growth stocks underperformed value for the year, as the ratcheting down of earnings estimates was too much even for quality names that met expectations. Small-cap growth stocks, significantly underperformed value for the year, as represented by the return of -22.40% for the unmanaged Russell 2000 Growth Index. The Portfolio achieved a positive return through the third quarter, but in October and November, the tide turned. Concerns about the four 'E's: Election, Earnings, Economy and Energy proved to be too much and small-cap growth stocks fell over 20% in the fourth quarter.

As 2001 unfolds, Scudder Kemper believes economic weakness will be increasingly evident, yet declining interest rates will tee up a recovery later in the year. As this happens, they think investors risk appetites will improve bringing them back to small-cap. The most important factor in the short run will be interest rates. Scudder Kemper believes easing by the Federal Reserve is a given, and in the tug of war between potentially soft corporate profits and liquidity, liquidity typically wins out. Over time what it means is that more corporate projects and deals get done that will allow growth rates to start to pick up again, ultimately having a positive longer-term effect as well. Scudder Kemper maintains an overall cautiously optimistic outlook.

Comparison of Change in the Value of a $10,000 Investment
[AST KEMPER SMALL-CAP GROWTH PORTFOLIO PERFORMANCE GRAPH]

                                                  AST KEMPER SMALL-CAP
                                                    GROWTH PORTFOLIO           RUSSELL 2000 INDEX             S&P 500 INDEX
                                                  --------------------         ------------------             -------------
1/4/99                                                    10000                       10000                       10000
12/99                                                     15590                       12126                       12104
12/00                                                     12324                       11759                       11003

                                                                      Since Inception
                                                           1 Year        on 1/4/99
                                                           ------     ---------------
AVERAGE ANNUAL TOTAL RETURNS                              -20.95%         11.04%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

AST MFS GLOBAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------

For the year ended December 31, 2000, the AST MFS Global Equity Portfolio had a total return of -7.19%. This compares with a return of -13.18% for the unmanaged MSCI World Index.

In the first quarter of 2000, we witnessed the continuation of a powerful market rally that began in the fourth quarter of 1999 in Asia, Europe, and the United States, driven largely by technology and telecommunications stocks. But beginning in March of 2000, a dramatic correction in those sectors dragged down the overall market. The strongest sectors since last spring have been areas outside of technology characterized by slower growth but steadier earnings, such as financial services and health care. The Portfolio's strategy of diversification across market sectors benefited performance in this environment, as performance early in the period was driven by technology and telecommunications holdings, while performance since the spring correction has been aided by holdings in insurance, health care, and energy companies.

Prior to March, valuations, or stock prices in relation to projected earnings, in the insurance, health care and energy areas had gone down -- not necessarily because these companies were having fundamental problems but because investors became enamored with technology firms that were seen as having more exciting growth prospects. MFS' research identified this as an opportunity to build positions in several of these less glamorous companies at attractive prices.

MFS believes the coming year may be a good time to be invested globally. The trends that have driven the U.S. economic boom -- restructuring, consolidation, implementation of new technology and increased productivity -- appear to be spreading around the world. MFS believes that increasing growth in other regions, such as Europe and Asia, may serve to counterbalance slowing growth in the U.S.
Comparison of Change in the Value of a $10,000 Investment
[AST MFS GLOBAL EQUITY PORTFOLIO PERFORMANCE GRAPH]

                                                              AST MFS GLOBAL EQUITY PORTFOLIO            MSCI WORLD INDEX
                                                              -------------------------------            ----------------
10/18/99                                                                   10000                              10000
12/99                                                                      11040                              11111
12/00                                                                      10248                               9647

                                                                      Since Inception
                                                           1 Year       on 10/18/99
                                                           ------     ---------------
AVERAGE ANNUAL TOTAL RETURNS                               -7.19%          2.05%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

AST MFS GROWTH PORTFOLIO

--------------------------------------------------------------------------------

The AST MFS Growth Portfolio had a total return of -6.53% for the year ended December 31, 2000, compared with a return on the unmanaged S&P 500 Index of -9.10%.

The market environment was extremely volatile during the year. Overall market performance was greatly influenced by the Technology sector, which had its ups and downs. Investors grew more cautious of the speculative style that drove the Technology sector gains in late 1999 and early 2000. Market participants refocused on how much they were paying for a company's potential earnings growth. Investors also turned their attention to less-aggressive growth pockets of the market. As a result, sectors such as Energy, Business Services, and Transportation fared best.

As the Fed continued to ratchet up interest rates to slow growth and head off inflation, MFS became concerned about corporate profitability in the Technology sector. Accordingly, they cut back the Portfolio's technology exposure and repositioned the proceeds into relatively defensive areas, such as financial services, pharmaceutical firms and business services firms, where they felt earnings growth would be less economically sensitive. That repositioning contributed positively to the Portfolio's relative performance. On the negative side, the most disappointing sector for the Portfolio -- and among the weakest pockets of the market -- was Telecommunications.

MFS does not predicate its investment approach on any great macroeconomic vision. Rather, they believe that investing in companies that offer the best growth prospects at a reasonable valuation is the key to long-term investment success.

Comparison of Change in the Value of a $10,000 Investment
[AST MFS GROWTH PORTFOLIO PERFORMANCE GRAPH]

                                                                  AST MFS GROWTH PORTFOLIO                S&P 500 INDEX
                                                                  ------------------------                -------------
10/18/99                                                                   10000                              10000
12/99                                                                      11300                              11749
12/00                                                                      10562                              10680

                                                                      Since Inception
                                                           1 Year       on 10/18/99
                                                           ------     ---------------
AVERAGE ANNUAL TOTAL RETURNS                               -6.53%          4.63%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

AST MFS GROWTH WITH INCOME PORTFOLIO

--------------------------------------------------------------------------------

For the year ended December 31, 2000, the AST MFS Growth with Income Portfolio had a total return of 0.19%, compared with a return on the unmanaged S&P 500 Index of -9.10%.

Last year was challenging -- the first down year for the S&P 500 since 1990 and the steepest calendar-year decline since 1974. A year ago, the market experienced extreme divergences -- growth versus value, new economy versus old economy, and technology versus just about anything else. Over the past twelve months, however, these divergences have mostly reversed course as valuations have converged. Particularly hard hit in 2000 were technology stocks.

The market's focus on technology early in the year gave MFS an opportunity to find high quality companies at depressed valuations in overlooked industries such as commercial insurance, commercial aerospace, food retailing, and energy. Toward the end of the first quarter, MFS began to reduce the Portfolio's technology weighting and that process continued over the balance of the year. Outside technology, MFS' strategy has been to emphasize stocks with visible, dependable near-term earnings growth, whether in cyclical industries benefiting from a return of pricing power, such as insurance, aerospace and energy, or traditionally dependable growers, such as pharmaceuticals and food retailing. These sectors benefited performance as concerns about slower growth emerged.

We've seen the economy continue to slow, and MFS believes it is likely that the Fed will begin cutting interest rates early in 2001. While lower interest rates could help equities, MFS expects that volatility may continue as investor sentiment swings between the agony of slower growth and the ecstasy of lower interest rates.

Comparison of Change in the Value of a $10,000 Investment
[AST MFS GROWTH WITH INCOME PORTFOLIO PERFORMANCE GRAPH]

                                                                 AST MFS GROWTH WITH INCOME
                                                                         PORTFOLIO                        S&P 500 INDEX
                                                                 --------------------------               -------------
10/18/99                                                                   10000                              10000
12/99                                                                      10520                              11749
12/00                                                                      10540                              10680

                                                                      Since Inception
                                                           1 Year       on 10/18/99
                                                           ------     ---------------
AVERAGE ANNUAL TOTAL RETURNS                               0.19%           4.45%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

AST ALGER ALL-CAP GROWTH PORTFOLIO

--------------------------------------------------------------------------------

For the year ended December 31, 2000, the AST Alger All-Cap Growth Portfolio had a total return of -31.60%, underperforming the unmanaged S&P 500 Index, which returned -9.10%.

The stock market experienced a negative year in 2000. After a volatile first quarter that included a Fed rate hike in February, profit-taking and interest rate fears began to weigh on equity indices. Shortly after a rate hike in March, the Nasdaq fell in excess of 500 points intra-day on April 4th. Technology stocks continued to lead the market downward throughout most of April and May. Despite yet another rate hike in May, equities recovered some lost ground during the middle part of the year. However, the rally stalled by September, and the final months of the year saw a dramatic collapse in the market. Most growth stocks finished the year with significant losses.

Unfortunately, Alger's growth stock philosophy was a detriment during a period in which value severely outperformed growth. The Portfolio was overweighted in the weak Technology sector throughout the period, thereby hurting relative returns. Furthermore, Alger does not make widespread attempts at timing market movements. Therefore, the Portfolio was close to fully invested throughout the difficult twelve-month period.

Alger is extremely optimistic about the potential that exists for equity markets in the coming year, and thinks it is probable that the recent Fed rate cut in January 2001 will be the first in a series of such moves. Historically, dropping interest rates have been an extremely positive indicator for the direction of the stock market. Alger continues to be very bullish for 2001.

Comparison of Change in the Value of a $10,000 Investment
[AST ALGER ALL CAP GROWTH PORTFOLIO PERFORMANCE GRAPH]

                                                                  AST ALGER ALL-CAP GROWTH
                                                                         PORTFOLIO                        S&P 500 INDEX
                                                                  ------------------------                -------------
12/31/99                                                                   10000                              10000
6/00                                                                        8770                               9957
12/00                                                                       6840                               9090

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

AST JANUS MID-CAP GROWTH PORTFOLIO

--------------------------------------------------------------------------------

From its inception on May 1, 2000, through December 31, 2000, the AST Janus Mid-Cap Growth Portfolio had a total return of -33.60% while its benchmark, the unmanaged S&P Mid-Cap 400 Index, returned 6.60%.

Extreme volatility prevailed throughout most of the year. The tech sector was hit hardest with the Nasdaq Composite Index recording its worst year overall. Accordingly, many of the Portfolio's technology-related stocks declined in sympathy. Amid such a harsh market environment, Janus reduced the Portfolio's number of holdings by concentrating exclusively on the leader in each of their favorite industry segments. During tough economic times, Janus believes these companies have the potential to perform dramatically better than their peers because they are in a position to drive more business and take more market share.

Detracting from the Portfolio's performance was Metromedia Fiber Network, which supplies high-bandwidth fiber to telecommunications companies in U.S. urban areas. Although Metromedia underperformed, Janus believes its assets retain impressive value, as fiber optics becomes the future of telecommunications. Solidifying Metromedia's competitive position was its success in signing an agreement with Lucent Technologies, to be the exclusive provider of fiber for its 57 markets. On a more positive note, SkillSoft Corp. advanced. The provider of online professional and business training courses reported third quarter year-over-year revenue increases of 330%.

Looking ahead, it is not clear whether such extreme volatility will continue in 2001. However, if it does persist, Janus will take advantage of some great buying opportunities for those companies still demonstrating strong fundamentals.

Comparison of Change in the Value of a $10,000 Investment
[AST JANUS MID CAP GROWTH PORTFOLIO PERFORMANCE GRAPH]

                                                                  AST JANUS MID-CAP GROWTH
                                                                         PORTFOLIO                    S&P MID-CAP 400 INDEX
                                                                  ------------------------            ---------------------
5/1/00                                                                     10000                              10000
6/00                                                                       10170                               9886
9/00                                                                        9919                              11086
12/00                                                                       6640                              10660

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

                             AMERICAN SKANDIA TRUST
                            SCHEDULES OF INVESTMENTS
                               DECEMBER 31, 2000

                     AST AIM INTERNATIONAL EQUITY PORTFOLIO
                    AST ALLIANCE GROWTH AND INCOME PORTFOLIO
                          AST JANCAP GROWTH PORTFOLIO
                           AST MONEY MARKET PORTFOLIO
                  AST NEUBERGER BERMAN MID-CAP VALUE PORTFOLIO
                           AST AIM BALANCED PORTFOLIO
                       AST FEDERATED HIGH YIELD PORTFOLIO
                  AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
                     AST PIMCO TOTAL RETURN BOND PORTFOLIO
                      AST INVESCO EQUITY INCOME PORTFOLIO
                      AST JANUS SMALL-CAP GROWTH PORTFOLIO
             AST AMERICAN CENTURY INTERNATIONAL GROWTH PORTFOLIO II
                    AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
                 AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
                        AST FOUNDERS PASSPORT PORTFOLIO
                 AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
                   AST PIMCO LIMITED MATURITY BOND PORTFOLIO
                         AST ALLIANCE GROWTH PORTFOLIO
                      AST JANUS OVERSEAS GROWTH PORTFOLIO
                 AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
               AST AMERICAN CENTURY STRATEGIC BALANCED PORTFOLIO
              AST AMERICAN CENTURY INTERNATIONAL GROWTH PORTFOLIO
                     AST GABELLI SMALL-CAP VALUE PORTFOLIO
                      AST MARSICO CAPITAL GROWTH PORTFOLIO
                      AST COHEN & STEERS REALTY PORTFOLIO
                   AST LORD ABBETT SMALL CAP VALUE PORTFOLIO
               AST SANFORD BERNSTEIN MANAGED INDEX 500 PORTFOLIO
                     AST KEMPER SMALL-CAP GROWTH PORTFOLIO
                        AST MFS GLOBAL EQUITY PORTFOLIO
                            AST MFS GROWTH PORTFOLIO
                      AST MFS GROWTH WITH INCOME PORTFOLIO
                       AST ALGER ALL-CAP GROWTH PORTFOLIO
                       AST JANUS MID-CAP GROWTH PORTFOLIO
                   AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
                      AST GABELLI ALL-CAP VALUE PORTFOLIO
                      AST JANUS STRATEGIC VALUE PORTFOLIO
                        AST KINETICS INTERNET PORTFOLIO
                    AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
                          AST SCUDDER JAPAN PORTFOLIO
                           AST ALGER GROWTH PORTFOLIO
                       AST ALGER MID-CAP GROWTH PORTFOLIO

AST AIM INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
FOREIGN STOCK -- 92.0%
AUSTRALIA -- 1.1%
    AMP Ltd. ........................     255,000   $  2,865,103
    Brambles Industries Ltd. ........     113,500      2,648,760
    Cable & Wireless Optus Ltd.*.....     580,000      1,198,860
                                                    ------------
                                                       6,712,723
                                                    ------------
BRAZIL -- 1.7%
    Brasil Telecom Participacoes SA
      [ADR]..........................      19,203      1,132,977
    Companhia de Bebidas das Americas
      [ADR]*.........................     173,700      4,472,775
    Embartel Participacoes SA
      [ADR]..........................      90,500      1,419,719
    Petroleo Brasileiro SA*..........     153,600      3,606,074
                                                    ------------
                                                      10,631,545
                                                    ------------
CANADA -- 7.9%
    360 Networks, Inc. [ADR]*........     286,400      3,651,600
    Bombardier, Inc. Cl-B............     724,130     11,160,785
    C-Mac Industries, Inc.*..........     165,700      7,391,362
    Celestica, Inc.*.................     181,000      9,760,920
    Cognos, Inc.*....................      91,000      1,711,938
    Loblaw Companies Ltd. ...........      99,000      3,328,540
    Nortel Networks Corp. NY Reg.*...     211,200      6,771,600
    Rogers Communications, Inc.
      Cl-B*..........................     168,800      2,843,283
    Shaw Communications, Inc. Cl-B...     150,400      3,504,637
                                                    ------------
                                                      50,124,665
                                                    ------------
DENMARK -- 2.6%
    Novo Nordisk AS Cl-B*............      47,950      8,594,887
    Vestas Wind Systems AS...........     151,600      8,199,821
                                                    ------------
                                                      16,794,708
                                                    ------------
FINLAND -- 2.0%
    Nokia AB Oyj.....................     290,000     12,932,572
                                                    ------------
FRANCE -- 19.9%
    Alcatel Corp. SA.................     166,800      9,474,248
    Altran Technologies SA...........      53,100     12,014,477
    Assurances Generales de France
      SA.............................     128,200      8,906,623
    Aventis SA.......................     162,200     14,238,221
    BNP Paribas SA...................     117,627     10,325,520
    Havas Advertising SA.............     334,200      4,831,928
    M6 Metropole Television Co. SA...      33,000      1,237,725
    Peugeot Citroen SA...............      28,200      6,414,988
    Pinault-Printemps Redoute SA.....      41,600      8,939,895
    Publicis Groupe SA*..............     214,000      7,230,843
    Renault SA*......................      68,000      3,543,196
    Sanofi SA........................     109,300      7,285,709
    Schneider SA.....................      44,900      3,275,372
    Societe Generale SA..............     153,300      9,527,818
    Societe Television Francaise
      SA.............................     114,470      6,179,493
    Total Fina SA Cl-B*..............      90,400     13,443,640
                                                    ------------
                                                     126,869,696
                                                    ------------
GERMANY -- 4.8%
    ADVA Optical Networking AG*......      19,500      1,189,984
    Altana AG........................      79,700     12,563,259

                                         SHARES        VALUE
                                         ------        -----
    Marschollek, Lautenschlaeger und
      Partner AG Pfd. ...............      57,200   $  6,309,969
    Porsche AG.......................       3,230     10,734,927
                                                    ------------
                                                      30,798,139
                                                    ------------
HONG KONG -- 3.5%
    China Mobile Ltd. ...............   1,761,000      9,617,881
    Dao Heng Bank Group Ltd. ........     728,000      4,134,714
    Hutchison Whampoa Ltd. ..........     704,600      8,785,018
                                                    ------------
                                                      22,537,613
                                                    ------------
INDIA -- 0.3%
    Infosys Technologies Ltd.
      [ADR]*.........................      20,000      1,845,000
                                                    ------------
IRELAND -- 1.0%
    Bank of Ireland PLC*.............     632,001      6,283,577
                                                    ------------
ISRAEL -- 0.6%
    Teva Pharmaceutical Industries
      Ltd. [ADR]*....................      49,400      3,618,550
                                                    ------------
ITALY -- 3.1%
    Bulgari SPA......................     287,000      3,529,771
    Gruppo Editoriale L'Espresso
      SPA............................     110,100        953,041
    Riunione Adriatica di Sicurta
      SPA*...........................     988,000     15,407,064
                                                    ------------
                                                      19,889,876
                                                    ------------
JAPAN -- 11.6%
    Advantest Corp. .................      32,100      3,007,617
    Crayfish Co. Ltd.*...............      16,100        140,875
    Hirose Electric Co. Ltd. ........      28,500      2,745,183
    Hoya Corp. ......................      51,000      3,751,312
    Matsushita Communication
      Industrial Co. Ltd. ...........      41,000      5,151,925
    Mitsumi Electric Co. Ltd. .......         700         11,640
    Murata Manufacturing Co. Ltd. ...      28,000      3,285,463
    NEC Corp. .......................     278,000      5,087,739
    Nippon Telegraph & Telephone
      Corp. .........................         549      3,956,453
    NTT Data Corp. ..................         373      2,482,311
    NTT Mobile Communication Network,
      Inc. ..........................         169      2,915,323
    Ricoh Co. Ltd. ..................     217,000      4,009,368
    Rohm Co. Ltd. ...................      12,000      2,280,210
    Sanix, Inc. .....................      50,400      1,955,096
    Sanyo Electric Co. ..............   1,399,000     11,637,913
    Sharp Corp. .....................     171,000      2,063,379
    Sony Corp. ......................      69,000      4,773,204
    Takeda Chemical Industries
      Ltd. ..........................     135,000      7,991,241
    Tokyo Electron Ltd. .............      51,000      2,804,553
    Trend Micro, Inc.*...............      51,300      3,714,982
                                                    ------------
                                                      73,765,787
                                                    ------------
KOREA -- 1.0%
    Korea Telecom Corp. [ADR]........     105,200      3,261,200
    Pohang Iron & Steel Co. Ltd.
      [ADR]..........................      73,400      1,142,288
    Samsung Electronics Co. .........      14,000      1,748,616
                                                    ------------
                                                       6,152,104
                                                    ------------

AST AIM INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
MEXICO -- 3.0%
    Coca-Cola Femsa SA [ADR].........     148,503   $  3,322,755
    Fomento Economico Mexicano SA de
      CV [ADR].......................      74,600      2,228,675
    Grupo Modelo SA de CV Cl-C*......     830,000      2,194,094
    Grupo Televisa SA [GDR]*.........     112,100      5,037,494
    Kimberly-Clark de Mexico SA
      Cl-A*..........................     363,000        999,254
    Telefonos de Mexico SA Cl-L
      [ADR]..........................      51,726      2,334,136
    Walmart de Mexico*...............   1,656,800      3,052,016
                                                    ------------
                                                      19,168,424
                                                    ------------
NETHERLANDS -- 3.9%
    CMG PLC..........................     179,200      2,498,376
    Koninklijke Numico NV............     178,600      8,987,513
    Philips Electronics NV*..........     124,600      4,564,557
    VNU NV...........................     184,800      9,082,637
                                                    ------------
                                                      25,133,083
                                                    ------------
NORWAY -- 0.6%
    Tomra Systems AS*................     192,000      3,723,074
                                                    ------------
SINGAPORE -- 1.2%
    Datadraft Asia Ltd. .............     383,840      1,811,725
    DBS Group Holdings Ltd. .........     267,675      3,025,571
    Keppel Corp. Ltd. ...............     748,000      1,458,014
    Singapore Press Holdings Ltd. ...      72,000      1,062,957
                                                    ------------
                                                       7,358,267
                                                    ------------
SPAIN -- 1.0%
    Telefonica SA*...................     385,887      6,376,262
                                                    ------------
SWEDEN -- 0.3%
    Assa Abloy AB Cl-B...............      94,000      1,838,053
                                                    ------------
SWITZERLAND -- 5.9%
    Compagnie Financiere Richemont
      AG.............................       3,760     10,058,378
    Julius Baer Holdings AG Cl-B.....         685      3,749,429
    Kudelski SA......................         900        999,691
    Nestle SA........................       3,400      7,930,886
    Serono SA Cl-B...................       8,990      8,654,366
    Swatch Group AG..................       5,200      6,497,994
                                                    ------------
                                                      37,890,744
                                                    ------------
TAIWAN -- 0.5%
    Far Eastern Textile Ltd. [GDR]
      144A+..........................      62,874        447,977
    Taiwan Semiconductor
      Manufacturing Co. Ltd.
      [ADR]*.........................     168,924      2,913,939
                                                    ------------
                                                       3,361,916
                                                    ------------

                                         SHARES        VALUE
                                         ------        -----
UNITED KINGDOM -- 14.5%
    ARM Holdings PLC*................     956,000   $  7,226,088
    British Petroleum Co. PLC........   1,060,200      8,552,171
    Capita Group PLC.................     963,900      7,199,408
    Logica PLC.......................     129,400      3,382,729
    Marconi PLC......................     815,800      8,762,084
    Matalan PLC......................     311,000      3,240,406
    Next PLC.........................     300,200      3,612,194
    Pace Micro Technology PLC........     292,000      1,984,674
    Royal Bank of Scotland Group
      PLC............................     483,900     11,435,546
    Shell Transport & Trading Co.
      PLC............................   1,093,700      8,969,441
    Spirent PLC*.....................   1,207,800     11,005,750
    Vodafone AirTouch PLC............   2,655,712      9,739,290
    WPP Group PLC....................     546,638      7,120,511
                                                    ------------
                                                      92,230,292
                                                    ------------
TOTAL FOREIGN STOCK
  (Cost $565,196,701)................                586,036,670
                                                    ------------
                                          PAR
                                         (000)
                                         -----
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 9.4%
    Federal Home Loan Bank
      5.62%, 01/02/01
    (Cost $59,945,640)...............  $       60     59,945,640
                                                    ------------
                                         SHARES
                                         ------
U.S. STOCK -- 0.7%
MEDICAL SUPPLIES & EQUIPMENT
    Biovail Corp.*
      (Cost $5,083,929)..............     119,800      4,653,032
                                                    ------------
TOTAL INVESTMENTS -- 102.1%
  (Cost $630,226,270)................                650,635,342
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (2.1%)...................                (13,504,809)
                                                    ------------
NET ASSETS -- 100.0%.................               $637,130,533
                                                    ============

Foreign currency exchange contracts outstanding at December 31, 2000:

                                         IN
SETTLEMENT               CONTRACTS    EXCHANGE   CONTRACTS     UNREALIZED
MONTH        TYPE        TO DELIVER     FOR      AT VALUE    (DEPRECIATION)
---------------------------------------------------------------------------
01/01        Sell   GBP   513,382     $765,196   $768,030       $(2,834)
                                      ========   ========       =======

AST AIM INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

The following is a breakdown of the foreign stock portion of the Portfolio, by industry classification, as of December 31, 2000. Percentages are based on net assets.

INDUSTRY
--------
Advertising...........................................   3.0%
Automobile Manufacturers..............................   3.2%
Beverages.............................................   1.6%
Broadcasting..........................................   4.7%
Business Services.....................................   3.5%
Clothing & Apparal....................................   0.1%
Consumer Products & Services..........................   0.3%
Computer Hardware.....................................   2.1%
Computer Services & Software..........................   1.7%
Construction..........................................   1.9%
Electronic Components & Equipment.....................  10.4%
Environmental Services................................   0.6%
Financial-Bank & Trust................................   8.1%
Financial Services....................................   2.1%
Food..................................................   3.2%
Healthcare Services...................................   0.6%
Insurance.............................................   4.3%
Machinery & Equipment.................................   2.6%
Metals & Mining.......................................   0.2%
Office Equipment......................................   0.6%
Oil & Gas.............................................   5.4%
Paper & Forest Products...............................   0.2%
Pharmaceuticals.......................................   9.9%
Retail & Merchandising................................   5.6%
Semiconductors........................................   1.3%
Telecommunications....................................  14.8%
                                                        ----
Total.................................................  92.0%
                                                        ====

--------------------------------------------------------------------------------

Unless otherwise noted, all stocks are common stock.

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

+ Illiquid security. At the end of the year, this security amounted to less than 0.1% of net assets.

144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the year, this security amounted to less than 0.1% of net assets.

See Notes to Financial Statements.

AST ALLIANCE GROWTH AND INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                       SHARES         VALUE
                                       ------         -----
COMMON STOCK -- 96.9%
AIRLINES -- 1.5%
    Continental Airlines, Inc.
      Cl-B*@.......................     475,000   $   24,521,875
                                                  --------------
AUTOMOTIVE PARTS -- 0.4%
    Delphi Automotive Systems
      Corp. .......................     500,000        5,625,000
                                                  --------------
BEVERAGES -- 2.5%
    Pepsi Bottling Group, Inc. ....   1,000,000       39,937,500
                                                  --------------
BROADCASTING -- 0.6%
    Clear Channel Communications,
      Inc.*........................     200,000        9,687,500
                                                  --------------
BUILDING MATERIALS -- 1.1%
    Masco Corp.@...................     500,000       12,843,750
    U.S. Industries, Inc. .........     500,000        4,000,000
                                                  --------------
                                                      16,843,750
                                                  --------------
BUSINESS SERVICES -- 3.0%
    First Data Corp.*@.............     900,000       47,418,750
                                                  --------------
CHEMICALS -- 3.5%
    Dow Chemical Co.@..............     325,000       11,903,125
    Eastman Chemical Co. ..........     200,000        9,750,000
    Lyondell Chemical Co.@.........   1,500,000       22,968,750
    Solutia, Inc. .................     500,000        6,000,000
    Union Carbide Corp. ...........     101,500        5,461,969
                                                  --------------
                                                      56,083,844
                                                  --------------
CLOTHING & APPAREL -- 0.7%
    Limited, Inc.@.................     650,000       11,090,625
                                                  --------------
COMPUTER HARDWARE -- 0.8%
    Compaq Computer Corp. .........     400,000        6,020,000
    Gateway, Inc.*@................     350,000        6,296,500
                                                  --------------
                                                      12,316,500
                                                  --------------
COMPUTER SERVICES & SOFTWARE -- 1.5%
    Computer Sciences Corp.*@......     150,000        9,018,750
    Electronic Data Systems
      Corp. .......................     250,000       14,437,500
                                                  --------------
                                                      23,456,250
                                                  --------------
CONGLOMERATES -- 10.3%
    Philip Morris Co., Inc. .......   1,100,000       48,400,000
    Tyco International Ltd. .......   1,100,000       61,049,999
    United Technologies Corp.*.....     697,300       54,825,213
                                                  --------------
                                                     164,275,212
                                                  --------------
CONSUMER PRODUCTS & SERVICES -- 2.6%
    Avon Products, Inc.*...........     575,000       27,528,125
    Colgate-Palmolive Co.@.........     225,000       14,523,750
                                                  --------------
                                                      42,051,875
                                                  --------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 3.0%
    Flextronics International
      Ltd.*@.......................     525,000       14,962,500
    Sanmina Corp.*@................     200,000       15,325,000
    Solectron Corp.*@..............     500,000       16,950,000
                                                  --------------
                                                      47,237,500
                                                  --------------
ENERGY SERVICES -- 2.6%
    Dynegy, Inc.@..................     750,000       42,046,875
                                                  --------------

                                       SHARES         VALUE
                                       ------         -----
ENTERTAINMENT & LEISURE -- 3.6%
    Carnival Corp.@................     150,000   $    4,621,875
    Disney, (Walt) Co. ............     500,000       14,468,750
    Mattel, Inc. ..................     800,000       11,552,000
    Royal Caribbean Cruises
      Ltd. ........................     550,000       14,547,500
    Viacom, Inc. Cl-B*@............     250,000       11,687,500
                                                  --------------
                                                      56,877,625
                                                  --------------
FINANCIAL-BANK & TRUST -- 11.9%
    Bank of America Corp.*.........   1,000,000       45,875,000
    Bank One Corp. ................   1,250,000       45,781,250
    Chase Manhattan Corp. .........     300,000       13,631,250
    First Union Corp. .............     400,000       11,125,000
    KeyCorp........................     185,600        5,196,800
    MBNA Corp. ....................      51,200        1,891,200
    Morgan, (J.P.) & Co., Inc. ....     375,000       62,062,499
    National City Corp. ...........     192,600        5,537,250
                                                  --------------
                                                     191,100,249
                                                  --------------
FINANCIAL SERVICES -- 8.7%
    CIT Group@.....................     500,000       10,062,500
    Citigroup, Inc. ...............   1,250,000       63,828,125
    Fleet Financial Group,
      Inc.*@.......................     200,000        7,512,500
    Household International,
      Inc. ........................   1,050,000       57,750,000
                                                  --------------
                                                     139,153,125
                                                  --------------
FOOD -- 3.6%
    Kroger Co.*....................   2,150,000       58,184,375
                                                  --------------
HEALTHCARE SERVICES -- 2.8%
    Tenet Healthcare Corp. ........   1,000,000       44,437,500
                                                  --------------
INSURANCE -- 1.8%
    AFLAC, Inc.@...................      50,000        3,609,375
    MGIC Investment Corp. .........     175,000       11,801,563
    PMI Group, Inc. ...............     200,000       13,537,500
                                                  --------------
                                                      28,948,438
                                                  --------------
MEDICAL SUPPLIES & EQUIPMENT -- 3.7%
    Abbott Laboratories............     350,000       16,953,125
    Guidant Corp.*@................     250,000       13,484,375
    Johnson & Johnson Co.@.........     275,000       28,892,188
                                                  --------------
                                                      59,329,688
                                                  --------------
METALS & MINING -- 0.7%
    Alcoa, Inc. ...................     325,000       10,887,500
                                                  --------------
OIL & GAS -- 8.9%
    BP Amoco PLC [ADR].............   1,000,000       47,874,999
    Chevron Corp. .................     150,000       12,665,625
    Kerr-McGee Corp. ..............     375,000       25,101,563
    Murphy Oil Corp. ..............     100,000        6,043,750
    Noble Drilling Corp.*..........     300,000       13,031,250
    Repsol SA [ADR]................     500,000        8,062,500
    Santa Fe International
      Corp. .......................     500,000       16,031,250
    USX-Marathon Group, Inc. ......     462,000       12,820,500
                                                  --------------
                                                     141,631,437
                                                  --------------

AST ALLIANCE GROWTH AND INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                       SHARES         VALUE
                                       ------         -----
PHARMACEUTICALS -- 2.1%
    Pharmacia Corp. ...............     175,000   $   10,675,000
    Schering-Plough Corp. .........     400,000       22,700,000
                                                  --------------
                                                      33,375,000
                                                  --------------
PRINTING & PUBLISHING -- 1.6%
    Belo, (A.H.) Corp. Cl-A........     124,900        1,998,400
    Gannett Co., Inc. .............     375,000       23,648,438
                                                  --------------
                                                      25,646,838
                                                  --------------
RETAIL & MERCHANDISING -- 0.8%
    Lowe's Companies, Inc.@........     300,000       13,350,000
                                                  --------------
SEMICONDUCTORS -- 3.7%
    Altera Corp.*@.................     500,000       13,156,250
    Applied Materials, Inc.*.......     300,000       11,456,250
    Fairchild Semiconductor
      Corp.*@......................     500,000        7,218,750
    Micron Technology, Inc.*.......     750,000       26,625,000
                                                  --------------
                                                      58,456,250
                                                  --------------
TELECOMMUNICATIONS -- 7.5%
    AT&T Corp. ....................   1,850,000       32,028,125
    AT&T Corp. Liberty Media Group
      Cl-A*........................   1,250,000       16,953,125
    BellSouth Corp. ...............     275,000       11,257,813
    Comcast Corp. Cl-A*............   1,050,000       43,837,500
    Sprint Corp. (FON Group).......     450,000        9,140,625
    WorldCom, Inc.*................     500,000        7,000,000
                                                  --------------
                                                     120,217,188
                                                  --------------

                                       SHARES         VALUE
                                       ------         -----
UTILITIES -- 1.4%
    AES Corp.*@....................     175,000   $    9,690,625
    Duke Energy Corp. .............      50,000        4,262,500
    FPL Group, Inc.@...............     125,000        8,968,750
                                                  --------------
                                                      22,921,875
                                                  --------------
TOTAL COMMON STOCK (Cost
  $1,456,360,651)..................                1,547,110,144
                                                  --------------
SHORT-TERM INVESTMENTS -- 3.2%
    Temporary Investment Cash
      Fund.........................  25,170,000       25,170,000
    Temporary Investment Fund......  25,169,999       25,169,999
                                                  --------------
      (Cost $50,339,999)...........                   50,339,999
                                                  --------------
TOTAL INVESTMENTS -- 100.1%
  (Cost $1,506,700,650)............                1,597,450,143
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (0.1%).................                   (1,694,844)
                                                  --------------
NET ASSETS -- 100.0%...............               $1,595,755,299
                                                  ==============

--------------------------------------------------------------------------------

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

@ All or a portion of the security was on loan. (See Note 2)

See Notes to Financial Statements.

AST JANCAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                       SHARES         VALUE
                                       ------         -----
COMMON STOCK -- 76.6%
AEROSPACE -- 1.8%
    General Motors Corp. Cl-H*.....   3,342,160   $   76,869,680
                                                  --------------
BEVERAGES -- 2.1%
    Coca-Cola Co.@ ................   1,481,805       90,297,492
                                                  --------------
BROADCASTING -- 0.1%
    Infinity Broadcasting Corp.*...     194,760        5,441,108
                                                  --------------
COMPUTER HARDWARE -- 6.4%
    EMC Corp.*.....................   1,949,840      129,664,360
    Handspring, Inc.*@ ............   1,168,170       45,485,619
    Palm, Inc.*....................   3,488,988       98,781,973
                                                  --------------
                                                     273,931,952
                                                  --------------
COMPUTER SERVICES & SOFTWARE -- 15.7%
    Cisco Systems, Inc.*...........   7,209,080      275,747,310
    Intuit, Inc.*..................   1,364,028       53,793,854
    Sun Microsystems, Inc.*........   1,391,670       38,792,801
    Veritas Software Corp.*@ ......   3,424,728      299,663,700
                                                  --------------
                                                     667,997,665
                                                  --------------
CONGLOMERATES -- 1.1%
    Corning, Inc.@ ................     917,365       48,448,339
                                                  --------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 10.3%
    General Electric Co. ..........   4,464,912      214,036,719
    Sanmina Corp.*@ ...............     746,690       57,215,121
    Texas Instruments, Inc. .......   3,538,985      167,659,414
                                                  --------------
                                                     438,911,254
                                                  --------------
ENTERTAINMENT & LEISURE -- 5.5%
    Time Warner, Inc.@ ............   3,535,195      184,678,587
    Viacom, Inc. Cl-B*@ ...........   1,069,165       49,983,464
                                                  --------------
                                                     234,662,051
                                                  --------------
FINANCIAL SERVICES -- 4.6%
    Schwab, (Charles) Corp.@ ......   6,910,516      196,085,892
                                                  --------------
INSURANCE -- 3.7%
    American International Group,
      Inc. ........................   1,581,480      155,874,623
                                                  --------------
INTERNET SERVICES -- 5.1%
    America Online, Inc.*..........   6,213,010      216,212,748
                                                  --------------
PHARMACEUTICALS -- 2.3%
    Pfizer, Inc. ..................   2,132,955       98,115,930
                                                  --------------
RETAIL & MERCHANDISING -- 1.5%
    Home Depot, Inc. ..............   1,414,605       64,629,766
                                                  --------------
SEMICONDUCTORS -- 0.7%
    Broadcom Corp. Cl-A*...........     347,525       29,192,100
                                                  --------------

                                       SHARES         VALUE
                                       ------         -----
TELECOMMUNICATIONS -- 14.3%
    China Mobile Ltd. [ADR]*@ .....     956,825   $   25,953,878
    EchoStar Communications Corp.
      Cl-A*@ ......................     901,640       20,512,310
    Level 3 Communications,
      Inc.*@ ......................   1,533,210       50,308,453
    Nextel Communications, Inc. Cl-
      A*@ .........................   1,522,680       37,686,330
    Nokia Corp. Cl-A [ADR]@ .......  10,081,440      438,542,640
    Telefonos de Mexico SA Cl-L
      [ADR]@ ......................     791,555       35,718,919
                                                  --------------
                                                     608,722,530
                                                  --------------
UTILITIES -- 1.4%
    Duke Energy Corp. .............     685,525       58,441,006
                                                  --------------
TOTAL COMMON STOCK
  (Cost $2,088,544,592)............                3,263,834,136
                                                  --------------
                                        PAR
                                       (000)
                                       -----
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 14.1%
    Federal Farm Credit Bank
      6.33%, 02/06/01..............  $   22,000       21,862,352
      6.35%, 02/02/01..............      25,000       24,858,889
                                                  --------------
                                                      46,721,241
                                                  --------------
    Federal Home Loan Bank
      6.08%, 03/06/01..............      50,000       49,434,222
      6.17%, 01/29/01..............     100,000       99,520,111
      6.38%, 01/19/01..............     155,000      154,393,732
      6.40%, 01/09/01..............     200,000      199,293,548
                                                  --------------
                                                     502,641,613
                                                  --------------
    Federal Home Loan Mortgage
      Corp.
      6.37%, 02/01/01..............      50,000       49,725,736
                                                  --------------
    (Cost $599,119,368)............                  599,088,590
                                                  --------------
CORPORATE OBLIGATIONS -- 1.6%
ENTERTAINMENT & LEISURE -- 1.1%
    Venetian Casino Resort LLC
      12.25%, 11/15/04.............      49,725       48,979,125
                                                  --------------
RETAIL & MERCHANDISING -- 0.5%
    Amazon.com, Inc.
      4.75%, 02/01/09..............      51,851       19,703,380
                                                  --------------
TOTAL CORPORATE OBLIGATIONS
  (Cost $102,191,240)..............                   68,682,505
                                                  --------------

AST JANCAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                       SHARES         VALUE
                                       ------         -----
FOREIGN STOCK -- 1.3%
TELECOMMUNICATIONS
    China Telecom Ltd. -- (HKD)*
      (Cost $65,959,960)...........  10,500,000   $   57,346,816
                                                  --------------
                                        PAR
                                       (000)
                                       -----
COMMERCIAL PAPER -- 7.1%
    Household Finance Corp. .......  $  100,000       99,981,944
      6.50%, 01/02/01
    UBS Financial Corp.
      6.50%, 01/02/01..............     204,100      204,063,149
                                                  --------------
    (Cost $304,045,093)............                  304,045,093
                                                  --------------
                                       SHARES
                                       ------
SHORT-TERM INVESTMENTS -- 0.0%
    Temporary Investment Cash
      Fund.........................      98,472           98,472
    Temporary Investment Fund......      98,472           98,472
                                                  --------------
    (Cost $196,944)................                      196,944
                                                  --------------
TOTAL INVESTMENTS -- 100.7%
  (Cost $3,160,057,197)............                4,293,194,084
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (0.7%).................                  (30,783,905)
                                                  --------------
NET ASSETS -- 100.0%...............               $4,262,410,179
                                                  ==============

--------------------------------------------------------------------------------

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

@ All or a portion of the security was on loan. (See Note 2)

See Notes to Financial Statements.

AST MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------

                                         PAR
                                        (000)        VALUE
                                        -----        -----
CORPORATE OBLIGATIONS -- 32.3%
FINANCIAL-BANK & TRUST -- 19.2%
    Australia & New Zealand Banking
      Group
      6.71%, 11/02/01................  $ 73,000  $   72,976,210
    Bank of America NA
      6.65%, 06/06/01 [FRN]++........    75,000      74,996,795
      6.826%, 09/06/01...............     5,000       5,002,799
    Bank of Austria [FRN]
      6.609%, 02/16/01++.............    60,000      59,996,309
    Bank of Scotland 144A
      6.646%, 03/05/01 [FRN]++.......    76,000      75,999,014
    Bankboston [FRN]
      6.876%, 08/24/01...............    10,000      10,009,876
    Comerica Bank
      6.626%, 02/14/01 [FRN]++.......    20,000      19,998,647
    First Union National Bank
      6.604%, 02/24/01...............    15,000      15,017,538
      6.789%, 05/04/01...............     3,000       3,000,593
      6.789%, 05/10/01...............     5,500       5,501,090
      6.67%, 05/16/01 [FRN]++........    32,000      32,000,000
      6.66%, 10/16/01................    20,000      20,000,000
    Fleet National Bank
      6.86%, 01/22/01................     3,000       3,000,245
    National CityBank
      6.98%, 08/02/01................    15,000      14,996,577
    U.S. Bank of Minnesota NA
      6.625%, 04/04/01 [FRN]++.......    18,000      17,998,015
                                                 --------------
                                                    430,493,708
                                                 --------------
FINANCIAL SERVICES -- 10.7%
    American Express Centurion
      6.669%, 10/16/01...............    50,000      50,000,000
    Banc One Corp.
      6.74%, 09/21/01................    30,000      30,049,243
    CIT Group, Inc.
      6.66%, 01/19/01 [FRN]++........    30,000      29,999,065
      6.60%, 02/14/01 [FRN]++........    17,000      16,998,196
    Citigroup, Inc.
      6.764%, 04/04/01 [FRN]++.......    28,000      28,000,000
    General Electric Capital Corp.
      6.695%, 01/02/01 [FRN]++.......    75,000      75,000,000
    Household Finance Co.
      6.62%, 06/22/01................     5,000       5,003,337
    Nationsbank [FRN]
      6.628%, 06/11/01...............     4,500       4,501,708
                                                 --------------
                                                    239,551,549
                                                 --------------
RETAIL & MERCHANDISING -- 2.4%
    Walmart Stores
      6.546%, 12/27/01...............    54,500      54,473,753
                                                 --------------
TOTAL CORPORATE OBLIGATIONS (Cost
  $724,519,010)......................               724,519,010
                                                 --------------

                                         PAR
                                        (000)        VALUE
                                        -----        -----
CERTIFICATES OF DEPOSIT -- 23.8%
    Abbey National Treasury
      6.47%, 01/10/01................  $ 31,500  $   31,499,631
    Banc One Corp.
      6.65%, 03/22/01................    40,000      40,000,000
    Bayer Hypo Vereinsbank NY [FRN]
      6.59%, 09/21/01................    75,000      74,973,632
    Bayerische Landesbank [FRN]
      6.61%, 09/19/01................    30,000      29,991,655
    Canadian Imperial Corp.
      7.42%, 06/02/01................    25,000      24,997,041
    Citibank NA
      7.41%, 05/30/01................    25,500      25,500,000
    Commerzbank AG NY
      6.566%, 03/01/01...............    47,000      46,996,295
      6.619%, 03/19/01...............    20,000      19,997,856
      6.597%, 04/26/01 [FRN]++.......    25,000      24,998,456
    Credit Commercial de Belgium
      6.70%, 02/26/01................    29,000      28,997,890
    Deutsche Bank
      6.604%, 02/16/01 [FRN]++.......    31,000      30,997,984
      6.71%, 09/20/01................    12,000      11,996,730
    Landesbank Hessen -- Thueringen
      7.142%, 05/08/01...............    25,000      24,999,384
    Natexis Banques
      6.71%, 02/13/01................    50,000      49,999,999
    Rabobank Nederland NV
      6.66%, 03/09/01................     9,000       8,999,216
    Westdeutsche Landesbank
      6.75%, 02/28/01................    30,000      30,000,000
      6.568%, 03/23/01 [FRN]++.......    30,000      29,996,756
                                                 --------------
    (Cost $534,942,525)..............               534,942,525
                                                 --------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 3.8%
    Federal Farm Credit Bank
      5.75%, 01/02/01................    22,029      22,025,481
    Federal Home Loan Bank
      5.10%, 01/02/01................    62,780      62,771,107
                                                 --------------
    (Cost $84,796,588)...............                84,796,588
                                                 --------------
SOVEREIGN ISSUES -- 1.8%
    Province of Quebec
      6.46%, 02/16/01
    (Cost $39,669,822)...............    40,000      39,669,822
                                                 --------------
COMMERCIAL PAPER -- 38.1%
AUTOMOBILE MANUFACTURERS -- 0.4%
    General Motors Acceptance Corp.
      6.49%, 02/05/01................    10,000       9,936,903
BUILDING & REAL ESTATE -- 0.4%
    Nationwide Building
      6.48%, 02/22/01................    10,000       9,906,400

AST MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------

                                         PAR
                                        (000)        VALUE
                                        -----        -----
FINANCIAL-BANK & TRUST -- 5.8%
    Bank of America Corp.
      6.48%, 02/23/01................  $ 10,000  $    9,904,600
    Banque Et Caisse Epargne
      6.51%, 02/12/01................    50,000      49,620,249
    Den Danske Bank
      6.205%, 03/27/01...............    28,000      27,589,781
    Depfa Bank Europe PLC(++)
      6.33%, 03/19/01................    25,000      24,661,521
      6.36%, 03/20/01................    19,500      19,231,290
                                                 --------------
                                                    131,007,441
                                                 --------------
FINANCIAL SERVICES -- 12.9%
    Associates First Capital Corp.
      6.55%, 02/07/01................    15,000      14,899,021
    Credit Suisse First Boston
      6.50%, 02/05/01................    27,000      26,829,375
      6.49%, 03/05/01................     5,000       4,943,213
    Cregem North America
      6.52%, 01/31/01................    20,000      19,891,333
    Landesbank
      Schleswig -- Holstein(++)
      6.32%, 03/01/01................    31,000      30,678,909
      6.40%, 05/10/01................    11,500      11,236,267
    Morgan Stanley Dean Witter
      6.58%, 01/31/01................    44,000      43,758,732
    Private Export Corp.
      6.46%, 03/07/01................    17,500      17,295,882
    Svenska Handelsbanken
      6.37%, 03/12/01................    12,000      11,851,367
      6.339%, 03/15/01...............    22,000      21,717,166
    Verizon Global Funding
      6.54%, 02/01/01................    20,000      19,887,367
      6.54%, 02/08/01................    32,000      31,779,093
    Wells Fargo & Co.
      6.42%, 02/28/01................    34,000      33,648,327
                                                 --------------
                                                    288,416,052
                                                 --------------

                                         PAR
                                        (000)        VALUE
                                        -----        -----
OIL & GAS -- 2.7%
    British Gas Capital, Inc.
      6.54%, 01/12/01................  $ 24,000  $   23,952,040
      6.48%, 02/22/01................     7,500       7,429,800
      6.48%, 02/26/01................    15,000      14,848,800
    Texaco, Inc.
      6.54%, 02/09/01................    13,400      13,305,061
                                                 --------------
                                                     59,535,701
                                                 --------------
REAL ESTATE -- 5.7%
    HD Real Estate Funding(++)
      6.41%, 05/22/01................    58,000      56,543,862
    Nationwide Building
      6.53%, 02/02/01................     7,000       6,959,369
      6.50%, 02/09/01................    25,000      24,823,958
      6.46%, 03/01/01................    40,000      39,576,511
                                                 --------------
                                                    127,903,700
                                                 --------------
TELECOMMUNICATIONS -- 2.4%
    SBC Communications, Inc.(++)
      6.53%, 01/24/01................    21,700      21,609,469
      6.47%, 02/15/01................    34,000      33,725,025
                                                 --------------
                                                     55,334,494
                                                 --------------
UTILITIES -- 7.8%
    National Rural Utilities
      6.53%, 01/26/01................    22,000      21,900,236
      6.47%, 02/21/01................    11,000      10,899,176
      6.455%, 02/23/01...............    21,000      20,800,433
      6.46%, 02/23/01................    23,000      22,781,257
      6.45%, 03/16/01................    26,000      25,655,283
    Wisconsin Energy Corp.(++)
      6.49%, 02/08/01................    47,446      47,120,970
      6.49%, 02/09/01................    25,000      24,824,229
                                                 --------------
                                                    173,981,584
                                                 --------------
TOTAL COMMERCIAL PAPER
  (Cost $856,022,275)................               856,022,275
                                                 --------------
TOTAL INVESTMENTS -- 99.8%
  (Cost $2,239,950,220)..............             2,239,950,220
OTHER ASSETS LESS
  LIABILITIES -- 0.2%................                 4,242,393
                                                 --------------
NET ASSETS -- 100.0%.................            $2,244,192,613
                                                 ==============

--------------------------------------------------------------------------------

Definitions of abbreviations are included following the Schedules of Investments.

(++) Security is restricted as to resale and may not be resold except to qualified institutional buyers. At the end of the year, these securities amounted to 12.0% of net assets.

144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the year, these securities amounted to 3.4% of net assets.

++  Maturity date reflects the next interest rate change date.

See Notes to Financial Statements.

AST NEUBERGER BERMAN MID-CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES         VALUE
                                        ------         -----
COMMON STOCK -- 93.2%
AEROSPACE -- 1.8%
    General Dynamics Corp. .........      168,600   $ 13,150,800
    Raytheon Co. Cl-A...............      148,800      4,315,200
                                                    ------------
                                                      17,466,000
                                                    ------------
AIRLINES -- 1.9%
    Continental Airlines, Inc.
      Cl-B*@ .......................      176,400      9,106,650
    Southwest Airlines Co. .........      278,800      9,348,164
                                                    ------------
                                                      18,454,814
                                                    ------------
AUTOMOTIVE PARTS -- 1.4%
    Lear Corp.*.....................      550,600     13,661,763
                                                    ------------
BROADCASTING -- 1.2%
    Scripps, (E.W.) Co. Cl-A........      187,600     11,795,350
                                                    ------------
BUSINESS SERVICES -- 2.5%
    ChoicePoint, Inc.*..............      255,200     16,731,550
    Iron Mountain, Inc.*............      202,300      7,510,388
                                                    ------------
                                                      24,241,938
                                                    ------------
CABLE TELEVISION -- 0.7%
    Cablevision Systems Corp.
      Cl-A*@ .......................       79,900      6,786,506
                                                    ------------
CHEMICALS -- 4.0%
    Air Products & Chemicals,
      Inc. .........................      150,000      6,150,000
    Cabot Corp. ....................      310,100      8,178,888
    Cytec Industries, Inc.*.........      122,000      4,872,375
    FMC Corp.*......................      215,900     15,477,330
    Lyondell Chemical Co. ..........      303,000      4,639,688
                                                    ------------
                                                      39,318,281
                                                    ------------
COMPUTER SERVICES & SOFTWARE -- 5.2%
    Cadence Design Systems, Inc.*...      276,300      7,598,250
    Citrix Systems, Inc.*...........      376,700      8,475,750
    DST Systems, Inc.*..............      103,000      6,901,000
    Mentor Graphics Corp.*..........      370,700     10,171,081
    NCR Corp.*......................      224,400     11,023,650
    SunGard Data Systems,
      Inc.*@ .......................      146,100      6,884,963
                                                    ------------
                                                      51,054,694
                                                    ------------
CONSTRUCTION -- 1.2%
    Lennar Corp.*...................      336,600     12,201,750
                                                    ------------
CONSUMER PRODUCTS & SERVICES -- 0.5%
    Bausch & Lomb, Inc. ............      118,500      4,791,844
                                                    ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 3.4%
    Arrow Electronics, Inc.*........      260,500      7,456,813
    Harman International Industries,
      Inc. .........................       97,700      3,566,050
    KLA-Tencor Corp.*@ .............      200,400      6,750,975
    Sensormatic Electronics
      Corp.*@ ......................      286,300      5,743,894
    Teradyne, Inc.*@ ...............      261,800      9,752,049
                                                    ------------
                                                      33,269,781
                                                    ------------
ENTERTAINMENT & LEISURE -- 0.5%
    Carnival Corp.@ ................      163,800      5,047,088
                                                    ------------
ENVIRONMENTAL SERVICES -- 1.7%
    Waste Management, Inc. .........      587,500     16,303,125
                                                    ------------

                                        SHARES         VALUE
                                        ------         -----
FINANCIAL-BANK & TRUST -- 6.5%
    Astoria Financial Corp. ........      134,300   $  7,294,169
    Dime Bancorp, Inc. .............      454,600     13,439,112
    Golden State Bancorp, Inc.*.....      232,600      7,312,362
    GreenPoint Financial Corp. .....      129,300      5,293,219
    M&T Bank Corp. .................      201,100     13,674,799
    Mercantile Bankshares Corp. ....       97,200      4,197,825
    Southtrust Corp. ...............      164,200      6,680,888
    Valley National Bancorp.........      157,100      5,233,394
                                                    ------------
                                                      63,125,768
                                                    ------------
FINANCIAL SERVICES -- 10.2%
    AMBAC Financial Group, Inc. ....      127,650      7,443,591
    Block, (H&R), Inc. .............      274,300     11,349,162
    Countrywide Credit Industries,
      Inc.*@ .......................      287,400     14,441,849
    Dun & Bradstreet Corp.*.........      427,750     11,068,031
    Edwards, (A.G.), Inc. ..........       99,300      4,710,544
    Federated Investors, Inc.*......      266,200      7,753,075
    Golden West Financial Corp.*....      147,500      9,956,250
    John Hancock Financial Services,
      Inc.*.........................      297,000     11,174,624
    Lehman Brothers Holdings,
      Inc.*.........................      105,100      7,107,388
    MBIA, Inc. .....................       89,200      6,611,950
    Moody's Corp. ..................      360,200      9,252,638
                                                    ------------
                                                     100,869,102
                                                    ------------
FOOD -- 1.4%
    Hershey Foods Corp.@ ...........       96,900      6,237,938
    Wrigley, (Wm., Jr.) Co. ........       76,000      7,281,750
                                                    ------------
                                                      13,519,688
                                                    ------------
HEALTHCARE SERVICES -- 2.9%
    Health Management Associates,
      Inc. Cl-A*....................      600,200     12,454,150
    Tenet Healthcare Corp.@ ........      257,300     11,433,769
    Wellpoint Health Networks,
      Inc.*.........................       40,800      4,702,200
                                                    ------------
                                                      28,590,119
                                                    ------------
INDUSTRIAL PRODUCTS -- 0.9%
    Crane Co.*......................      296,100      8,420,344
                                                    ------------
INSURANCE -- 7.9%
    Ace Ltd. .......................      266,500     11,309,594
    Allmerica Financial Corp. ......      168,500     12,216,250
    AON Corp. ......................      173,000      5,925,250
    Loews Corp. ....................      195,400     20,236,112
    MetLife, Inc.*@ ................      341,700     11,959,500
    Xl Capital Ltd. ................      175,100     15,299,362
                                                    ------------
                                                      76,946,068
                                                    ------------
MACHINERY & EQUIPMENT -- 4.2%
    Cooper Industries, Inc. ........      184,100      8,457,094
    Danaher Corp.@ .................      134,500      9,196,438
    Pall Corp. .....................      275,200      5,865,200
    Thermo Electron Corp.*..........      430,300     12,801,424
    Weatherford International,
      Inc.*@ .......................      101,300      4,786,425
                                                    ------------
                                                      41,106,581
                                                    ------------

AST NEUBERGER BERMAN MID-CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES         VALUE
                                        ------         -----
MEDICAL SUPPLIES & EQUIPMENT -- 2.5%
    Beckman Coulter, Inc. ..........      160,800   $  6,743,550
    Bergen Brunswig Corp. Cl-A......      677,400     10,723,242
    Charles River Laboratories
      International, Inc.*@ ........      186,900      5,116,388
    Genzyme Corp.*@ ................       21,100      1,897,681
                                                    ------------
                                                      24,480,861
                                                    ------------
OFFICE EQUIPMENT -- 0.5%
    Staples, Inc.*..................      410,400      4,847,850
                                                    ------------
OIL & GAS -- 9.1%
    Anadarko Petroleum Corp. .......      101,200      7,193,296
    Apache Corp. ...................      156,100     10,936,756
    Burlington Resources,
      Inc.@ ........................      218,100     11,014,050
    Coastal Corp. ..................      129,900     11,471,794
    Cross Timbers Oil Co. ..........      345,300      9,582,075
    Enron Oil & Gas Co.@ ...........      239,700     13,108,593
    Gulf Canada Resources Ltd.*.....      908,600      4,599,788
    Kinder Morgan, Inc. ............       95,900      5,004,781
    Louis Dreyfus Natural Gas
      Co.*..........................      125,600      5,754,050
    Tidewater, Inc. ................       89,400      3,967,125
    USX-Marathon Group, Inc. .......      243,700      6,762,675
                                                    ------------
                                                      89,394,983
                                                    ------------
PAPER & FOREST PRODUCTS -- 1.4%
    Bowater, Inc. ..................       79,200      4,464,900
    Georgia-Pacific Group@ .........      291,400      9,069,825
                                                    ------------
                                                      13,534,725
                                                    ------------
PHARMACEUTICALS -- 2.2%
    Carter-Wallace, Inc.*...........      255,400      8,523,975
    Omnicare, Inc. .................      623,800     13,489,675
                                                    ------------
                                                      22,013,650
                                                    ------------
PRINTING & PUBLISHING -- 1.1%
    Belo, (A.H.) Corp. Cl-A.........      701,100     11,217,600
                                                    ------------
RAILROADS -- 1.2%
    Burlington Northern Santa Fe
      Corp. ........................      414,700     11,741,194
                                                    ------------
REAL ESTATE -- 2.7%
    Boston Properties, Inc.
      [REIT]........................      213,300      9,278,550
    Equity Office Properties Trust
      [REIT]........................      290,700      9,484,088
    Indymac Mortgage Holdings, Inc.
      [REIT]........................      247,400      7,298,300
                                                    ------------
                                                      26,060,938
                                                    ------------

                                        SHARES         VALUE
                                        ------         -----
RETAIL & MERCHANDISING -- 2.2%
    Barnes & Noble, Inc.*...........      231,100   $  6,124,150
    Costco Companies, Inc.*.........      214,100      8,550,619
    Federated Department Stores,
      Inc.*.........................      190,800      6,678,000
                                                    ------------
                                                      21,352,769
                                                    ------------
TELECOMMUNICATIONS -- 0.9%
    BroadWing, Inc.@ ...............      371,400      8,472,563
                                                    ------------
TRANSPORTATION -- 1.6%
    GATX Corp. .....................      304,700     15,196,913
                                                    ------------
UTILITIES -- 7.8%
    American Electric Power Co.,
      Inc. .........................      225,900     10,504,349
    Dominion Resources, Inc.@ ......      143,800      9,634,600
    DPL, Inc.@ .....................      264,200      8,768,138
    Entergy Corp.@ .................      243,200     10,290,400
    Exelon Corp. ...................      263,062     18,469,582
    Teco Energy, Inc. ..............      288,700      9,346,663
    UtiliCorp United, Inc. .........      293,700      9,104,700
                                                    ------------
                                                      76,118,432
                                                    ------------
TOTAL COMMON STOCK
  (Cost $764,604,946)...............                 911,403,082
                                                    ------------
SHORT-TERM INVESTMENTS -- 9.3%
    Temporary Investment Cash
      Fund..........................   45,732,703     45,732,703
    Temporary Investment Fund.......   45,732,702     45,732,702
                                                    ------------
    (Cost $91,465,405)..............                  91,465,405
                                                    ------------
TOTAL INVESTMENTS -- 102.5%
  (Cost $856,070,351)...............                1,002,868,487
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (2.5%)..................                 (24,219,666)
                                                    ------------
NET ASSETS -- 100.0%................                $978,648,821
                                                    ============

--------------------------------------------------------------------------------

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

@ All or a portion of the security was on loan. (See Note 2)

See Notes to Financial Statements.

AST AIM BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
COMMON STOCK -- 49.6%
ADVERTISING -- 1.4%
    Lamar Advertising Co.*@ ..........    79,200    $  3,056,625
    Omnicom Group, Inc.@ .............    67,500       5,594,063
                                                    ------------
                                                       8,650,688
                                                    ------------
AEROSPACE -- 2.1%
    General Dynamics Corp. ...........    58,500       4,563,000
    General Motors Corp. Cl-H*........    92,100       2,118,300
    Northrop Grumman Corp.*...........    37,700       3,129,100
    Raytheon Co. Cl-B*@ ..............   114,000       3,541,125
                                                    ------------
                                                      13,351,525
                                                    ------------
BROADCASTING -- 1.4%
    Clear Channel Communications,
      Inc.*...........................    51,800       2,509,062
    Entravision Communications
      Corp.*..........................    67,300       1,236,638
    Hispanic Broadcasting Corp.*......    89,600       2,284,800
    Infinity Broadcasting Corp.*......    85,250       2,381,672
    UIH Australia Pacific, Inc.
      Warrants*.......................        50              50
                                                    ------------
                                                       8,412,222
                                                    ------------
BUSINESS SERVICES -- 0.5%
    Quanta Services, Inc.*@ ..........    94,500       3,041,719
                                                    ------------
COMPUTER HARDWARE -- 1.0%
    EMC Corp.*........................    96,600       6,423,900
                                                    ------------
COMPUTER SERVICES & SOFTWARE -- 4.7%
    Ariba, Inc.*@ ....................    37,100       1,994,125
    BEA Systems, Inc.*@ ..............    46,300       3,116,569
    Brocade Communications Systems,
      Inc.*@ .........................    30,000       2,754,375
    Cisco Systems, Inc.*..............   149,400       5,714,549
    DST Systems, Inc.*................    33,800       2,264,600
    I2 Technologies, Inc.*@ ..........    36,200       1,968,375
    Openwave Systems, Inc.*@ .........    45,700       2,190,744
    Oracle Corp.*.....................   116,800       3,394,500
    Redback Networks, Inc.*...........    33,900       1,389,900
    Sun Microsystems, Inc.*...........   138,000       3,846,750
    Veritas Software Corp.*@ .........     9,650         844,375
                                                    ------------
                                                      29,478,862
                                                    ------------
CONGLOMERATES -- 0.7%
    Corning, Inc. ....................    38,100       2,012,156
    Tyco International Ltd. ..........    45,400       2,519,700
                                                    ------------
                                                       4,531,856
                                                    ------------
CONSUMER PRODUCTS & SERVICES -- 0.2%
    Critical Path, Inc.*@ ............    38,300       1,177,725
    Hedstrom Holdings, Inc. Warrants
      144A*+..........................       303               3
                                                    ------------
                                                       1,177,728
                                                    ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 1.8%
    Analog Devices, Inc.*@ ...........    73,300       3,752,044
    Comverse Technology, Inc.*@ ......    24,300       2,639,588
    General Electric Co. .............    95,300       4,568,443
                                                    ------------
                                                      10,960,075
                                                    ------------
ENERGY SERVICES -- 0.7%
    Dynegy, Inc.@ ....................    79,000       4,428,938
                                                    ------------

                                         SHARES        VALUE
                                         ------        -----
ENTERTAINMENT & LEISURE -- 0.7%
    Club Regina Resorts, Inc.
      Warrants*.......................        20    $         20
    Time Warner, Inc.@ ...............    26,800       1,400,032
    Viacom, Inc. Cl-B*................    64,015       2,992,701
                                                    ------------
                                                       4,392,753
                                                    ------------
FINANCIAL-BANK & TRUST -- 1.2%
    Bank of New York Co., Inc. .......    46,000       2,538,625
    Chase Manhattan Corp.@ ...........   113,300       5,148,069
                                                    ------------
                                                       7,686,694
                                                    ------------
FINANCIAL SERVICES -- 6.0%
    American Express Co. .............    62,255       3,420,134
    Calpine Capital III 144A*+........    63,000       3,803,625
    Citigroup, Inc. ..................   122,500       6,255,155
    Fannie Mae........................    20,000       1,735,000
    Freddie Mac.......................    27,000       1,859,625
    Goldman Sachs Group, Inc.@ .......    45,000       4,812,187
    Merrill Lynch & Co., Inc.*........    63,400       4,323,088
    Morgan Stanley Dean Witter &
      Co.*............................    59,400       4,707,450
    Schwab, (Charles) Corp.@ .........   117,800       3,342,575
    Stilwell Financial, Inc.*.........    77,000       3,036,688
                                                    ------------
                                                      37,295,527
                                                    ------------
FOOD -- 0.8%
    Safeway, Inc.*@ ..................    82,700       5,168,750
                                                    ------------
INSURANCE -- 2.2%
    American International Group,
      Inc. ...........................    56,000       5,519,500
    Marsh & McLennan Co., Inc. .......    41,200       4,820,400
    MGIC Investment Corp. ............    45,200       3,048,175
                                                    ------------
                                                      13,388,075
                                                    ------------
INTERNET SERVICES -- 2.3%
    America Online, Inc.*.............    79,200       2,756,160
    Check Point Software Technologies
      Ltd.*@ .........................    27,300       3,646,255
    Internet Security Systems, Inc.*..    38,400       3,012,000
    Juniper Networks, Inc.*@ .........    26,600       3,353,263
    VeriSign, Inc.*@ .................    19,400       1,439,238
                                                    ------------
                                                      14,206,916
                                                    ------------
MEDICAL SUPPLIES & EQUIPMENT -- 2.7%
    Abbott Laboratories...............    68,000       3,293,750
    Baxter International, Inc. .......    46,600       4,115,363
    Genzyme Corp.*@ ..................    51,400       4,622,787
    Medtronic, Inc. ..................    76,300       4,606,613
                                                    ------------
                                                      16,638,513
                                                    ------------
OIL & GAS -- 2.6%
    Apache Corp. .....................    70,000       4,904,375
    Exxon Mobil Corp. ................    38,800       3,373,175
    Kerr-McGee Corp.@ ................    54,700       3,661,481
    TCR Holding Corp. Cl-B*...........     2,898              29
    Williams Companies, Inc. .........   112,300       4,484,981
                                                    ------------
                                                      16,424,041
                                                    ------------
PHARMACEUTICALS -- 3.1%
    Allergan, Inc. ...................    29,000       2,807,563
    American Home Products Corp. .....    58,800       3,736,740
    Medicis Pharmaceutical Cl-A*......    27,000       1,596,375
    Merck & Co., Inc. ................    48,000       4,494,000

AST AIM BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
    Pfizer, Inc. .....................    81,500    $  3,749,000
    Pharmacia Corp. ..................    44,000       2,684,000
                                                    ------------
                                                      19,067,678
                                                    ------------
RETAIL & MERCHANDISING -- 1.9%
    Bed, Bath & Beyond, Inc.*@ .......   140,400       3,141,450
    Home Depot, Inc. .................    48,400       2,211,275
    Linens 'n Things, Inc.*...........    48,700       1,345,338
    Target Corp. .....................   154,000       4,966,500
                                                    ------------
                                                      11,664,563
                                                    ------------
SEMICONDUCTORS -- 2.0%
    Applied Materials, Inc.*..........    41,900       1,600,056
    Intel Corp. ......................    88,500       2,677,125
    JDS Uniphase Corp.*@ .............    21,000         875,438
    Microchip Technology, Inc.*@ .....    49,275       1,080,970
    SDL, Inc.*@ ......................    21,500       3,186,031
    Vitesse Semiconductor Corp.*......    55,900       3,091,969
                                                    ------------
                                                      12,511,589
                                                    ------------
TELECOMMUNICATIONS -- 7.9%
    Amdocs Ltd.*@ ....................    66,600       4,412,250
    BellSouth Corp. ..................    78,000       3,193,125
    Birch Telecommunications
      Warrants*.......................        10             550
    BroadWing, Inc.@ .................    95,142       2,170,427
    Cellnet Data System Warrants
      144A*+..........................        95               1
    Global Crossing Ltd.*@ ...........    62,200         890,238
    Korea Telecom Corp. [ADR].........    29,659         919,429
    Level 3 Communications,
      Inc.*@ .........................    42,500       1,394,531
    McLeodUSA, Inc. Cl-A*@ ...........   205,800       2,906,925
    Nextel International, Inc.*.......         3              60
    Nokia Corp. Cl-A [ADR]@ ..........    61,600       2,679,600
    Nortel Networks Corp. NY
      Reg.*@ .........................    76,200       2,443,163
    Pathnet, Inc. Warrants 144A*+.....        30               8
    Qwest Communications
      International, Inc.*............   105,000       4,305,000
    SBC Communications, Inc. .........   116,500       5,562,874
    Sycamore Networks, Inc.*@ ........    41,000       1,527,250
    Time Warner Telecom, Inc. Cl-A*...    55,400       3,514,438
    Univision Communications,
      Inc.*@ .........................   139,700       5,718,968
    Verizon Communications, Inc. .....   123,000       6,165,374
    Western Wireless Corp.
      Cl-A*@ .........................    39,600       1,551,825
                                                    ------------
                                                      49,356,036
                                                    ------------
UTILITIES -- 1.7%
    AES Corp.*@ ......................    67,600       3,743,350
    Enron Corp.@ .....................    56,000       4,655,000
    Southern Co. .....................    60,200       2,001,650
                                                    ------------
                                                      10,400,000
                                                    ------------
TOTAL COMMON STOCK
  (Cost $275,873,786).................               308,658,648
                                                    ------------
                                           PAR
                                          (000)
                                        ---------
CORPORATE OBLIGATIONS -- 34.5%
AIRLINES -- 0.4%
    Calair Capital Corp. LLC 8.125%,
      04/01/08........................   $    90          86,625

                                           PAR
                                          (000)        VALUE
                                        ---------   ------------
    Delta Air Lines, Inc.
      7.90%, 12/15/09.................   $ 1,750    $  1,674,594
      10.375%, 12/15/22...............       750         807,171
                                                    ------------
                                                       2,568,390
                                                    ------------
AUTOMOBILE MANUFACTURERS -- 0.3%
    DaimlerChrysler NA Holding Co.
      7.40%, 01/20/05.................     1,250       1,256,432
      8.00%, 06/15/10.................       900         909,417
                                                    ------------
                                                       2,165,849
                                                    ------------
BROADCASTING -- 1.7%
    Continental Cablevision, Inc.
      9.50%, 08/01/13.................     4,450       4,872,626
    Liberty Media Group
      7.875%, 07/15/09................       580         572,141
      8.25%, 02/01/30.................     1,400       1,280,570
    Time Warner, Inc.
      9.125%, 01/15/13................       950       1,105,841
      8.05%, 01/15/16.................       900         978,351
      7.57%, 02/01/24.................     1,510       1,514,140
                                                    ------------
                                                      10,323,669
                                                    ------------
CABLE TELEVISION -- 1.2%
    British Sky Broadcasting
      8.20%, 07/15/09.................     1,750       1,658,237
    Comcast Cable Communications, Inc.
      8.50%, 05/01/27.................     2,000       2,208,978
    Cox Enterprises, Inc. 144A+
      8.00%, 02/15/07.................     1,400       1,440,828
    CSC Holdings, Inc.
      7.875%, 12/15/07................     2,225       2,241,576
                                                    ------------
                                                       7,549,619
                                                    ------------
CHEMICALS -- 0.2%
    Airgas, Inc.
      7.14%, 03/08/04.................     1,200       1,121,118
                                                    ------------
COMPUTER SERVICES & SOFTWARE -- 0.7%
    Veritas Software Corp. [CVT]
      1.856%, 08/13/06................     1,600       4,124,000
                                                    ------------
CONSTRUCTION -- 0.0%
    American Architectural Co.
      11.75%, 12/01/07................        10           2,650
                                                    ------------
CONSUMER PRODUCTS & SERVICES -- 0.7%
    Ford Holdings, Inc.
      9.30%, 03/01/30.................       900       1,018,132
    Honeywell International
      7.50%, 03/01/10.................     2,200       2,377,881
    Procter & Gamble Co.
      8.00%, 09/01/24.................     1,000       1,150,063
                                                    ------------
                                                       4,546,076
                                                    ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 1.9%
    Candescent Technologies Corp.
      [CVT] 144A+
      7.00%, 05/01/03.................       500         365,000
      7.00%, 05/01/03.................     2,950       2,153,500
    Cilcorp, Inc.
      9.375%, 10/15/29................     1,600       1,769,648
    Comverse Technology, Inc.
      [CVT]@
      4.50%, 07/01/05.................     1,132       5,941,585

AST AIM BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                                          (000)        VALUE
                                        ---------   ------------
    CSC Holdings, Inc.
      7.875%, 02/15/18................   $   750    $    702,399
    Israel Electric Corp. Ltd. 144A+
      7.75%, 12/15/27.................     1,000         849,955
                                                    ------------
                                                      11,782,087
                                                    ------------
ENTERTAINMENT & LEISURE -- 0.6%
    News America Holdings Co.
      9.25%, 02/01/13.................     1,700       1,850,561
      8.45%, 08/01/34.................     2,000       2,135,684
                                                    ------------
                                                       3,986,245
                                                    ------------
ENVIRONMENTAL SERVICES -- 0.5%
    Browning-Ferris Industries, Inc.
      7.40%, 09/15/35.................     1,500       1,141,925
    Waste Management, Inc.
      7.125%, 12/15/17................       170         150,066
      7.10%, 08/01/26.................     1,725       1,702,896
                                                    ------------
                                                       2,994,887
                                                    ------------
FINANCIAL-BANK & TRUST -- 5.4%
    Banco Santander Central Hispano SA
      Ltd.
      7.625%, 09/14/10................     2,100       2,144,862
    Bank of America Corp.
      9.375%, 09/15/09................       500         572,339
      10.20%, 07/15/15................     1,300       1,565,409
    Bank of Tokyo-Mitsubishi
      8.40%, 04/15/10.................       270         288,169
    Bank United
      8.00%, 03/15/09.................       670         671,072
    Bankboston
      7.00%, 09/15/07.................     1,600       1,614,331
    Banponce Trust I
      8.327%, 02/01/27................     1,000         898,522
    BB&T Corp.
      6.375%, 06/30/05................     1,500       1,469,627
    Deutsche Bank Luxembourg 144A+
      6.825%, 12/28/07................     1,500       1,487,210
    Dime Capital, Inc. Cl-A
      9.33%, 05/06/27.................     1,500       1,327,794
    First Union Corp.
      7.50%, 04/15/35.................     3,000       3,023,520
      6.55%, 10/15/35.................     1,840       1,798,810
    GreenPoint Capital Corp.
      9.10%, 06/01/27.................        10           8,467
    Mercantile Bancorp
      7.30%, 06/15/07.................     3,000       3,069,057
    Midland Bank PLC
      7.65%, 05/01/25.................       340         360,312
    NBD Bank NA
      8.25%, 11/01/24.................     2,965       3,167,331
    Provident Capital, Inc.
      8.60%, 12/01/26.................        20          16,301
    Regions Financial Corp.
      7.75%, 09/15/24.................     1,000       1,033,208
    Republic New York Corp.
      9.70%, 02/01/09.................       845         971,313
      9.50%, 04/15/14.................       880       1,019,085
    Sanwa Finance Aruba
      8.35%, 07/15/09.................       400         418,309

                                           PAR
                                          (000)        VALUE
                                        ---------   ------------
    Skandinaviska Enskilda
      6.875%, 02/15/09................   $ 1,350    $  1,303,529
    Sovereign Capital, Inc.
      9.00%, 04/01/27.................        15          12,089
    St. Paul Bancorp, Inc.
      7.125%, 02/15/04................     1,220       1,228,447
    Suntrust Banks, Inc.
      8.75%, 11/15/04.................       600         646,554
    U.S. Bancorp
      7.50%, 06/01/26.................     1,750       1,809,050
    Union Planters Bank NA
      6.50%, 03/15/08.................       970         887,380
    Union Planters Capital Trust
      8.20%, 12/15/26.................       800         709,108
                                                    ------------
                                                      33,521,205
                                                    ------------
FINANCIAL SERVICES -- 7.2%
    AIG Sunamerica Global Financial
      Services 144A+
      7.40%, 05/05/03.................     1,900       1,955,676
    AIG Sunamerica Global Financial
      Services II 144A+
      7.60%, 06/15/05.................     1,500       1,589,856
    American General Finance
      8.45%, 10/15/09.................     1,650       1,818,224
    Associates Corp.
      6.95%, 11/01/18.................       600         569,898
    Bear Stearns Co., Inc.
      7.80%, 08/15/07.................       900         929,696
      7.625%, 12/07/09................       620         629,589
    Beaver Valley Funding Corp.
      9.00%, 06/01/17.................     1,930       2,084,400
    Capital One Financial Corp.
      7.25%, 05/01/06.................     1,765       1,642,521
    CIT Group, Inc.
      5.91%, 11/23/05.................     1,700       1,614,259
    Citicorp Lease 144A+
      8.04%, 12/15/19.................     2,700       2,748,709
    Citigroup, Inc.
      7.25%, 10/01/10.................     1,075       1,109,578
    Colonial Capital II Co. Cl-A
      8.92%, 01/15/27.................        15          13,049
    Commercial Credit Co.
      7.875%, 02/01/25................     1,200       1,268,803
    Deutsche Telekom Financial Corp.
      8.00%, 06/15/10.................     1,050       1,070,830
    Dow Capital BV
      9.20%, 06/01/10.................     1,600       1,839,518
    General Electric Capital Corp.
      6.70%, 10/01/02.................     1,950       1,975,134
    General Motors Acceptance Corp.
      9.00%, 10/15/02.................       725         761,189
      6.85%, 06/17/04.................     2,500       2,501,090
    HBSC Capital Funding 144A+
      10.176%, 12/29/49...............     1,300       1,499,044
    Heller Financial, Inc.
      8.00%, 06/15/05.................       920         956,558
    Household Finance Corp.
      6.875%, 03/01/07................     1,000         992,987
      8.00%, 07/15/10.................     1,000       1,057,072

AST AIM BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                                          (000)        VALUE
                                        ---------   ------------
    Lehman Brothers Holdings, Inc.
      7.375%, 01/15/07................   $   700    $    706,380
      7.875%, 08/15/10................       650         673,263
      8.80%, 03/01/15.................     1,805       1,977,179
      8.50%, 08/01/15.................     1,600       1,697,261
    MBNA America
      7.75%, 09/15/05.................     1,000       1,009,061
    MBNA Capital I Cl-A
      8.278%, 12/01/26................     1,415       1,139,276
    Merrill Lynch & Co., Inc.
      6.875%, 11/15/18................       400         378,037
    Qwest Capital Funding 144A+
      7.90%, 08/15/10.................     1,300       1,335,754
    Riggs Capital Trust II
      8.875%, 03/15/27................     1,535       1,047,369
    Source One Mortgage Services Corp.
      9.00%, 06/01/12.................       890       1,023,525
    Torchmark Corp.
      7.875%, 05/15/23................     1,400       1,315,384
    Washington Mutual Capital I
      8.375%, 06/01/27................       685         640,495
    Washington Mutual, Inc.
      8.25%, 04/01/10.................       875         927,230
    Webster Capital Corp. 144A+
      9.36%, 01/29/27.................        10           9,092
                                                    ------------
                                                      44,506,986
                                                    ------------
FOOD -- 0.4%
    Conagra, Inc.
      7.125%, 10/01/26................     2,500       2,552,093
                                                    ------------
INDUSTRIAL PRODUCTS -- 0.4%
    Northern Border Partners
      8.875%, 06/15/10................     2,100       2,218,230
    Safety Components International,
      Inc. Cl-B
      10.125%, 07/15/07...............        11           2,265
                                                    ------------
                                                       2,220,495
                                                    ------------
INSURANCE -- 0.3%
    Citigroup, Inc.
      6.625%, 01/15/28................     1,150       1,057,364
    General Electric Global Insurance
      7.75%, 06/15/30.................     1,000       1,062,462
                                                    ------------
                                                       2,119,826
                                                    ------------
MACHINERY & EQUIPMENT -- 0.1%
    Williams Co., Inc.
      7.625%, 07/15/19................       800         800,591
                                                    ------------
OIL & GAS -- 2.5%
    Amerada Hess Corp.
      7.875%, 10/01/29................     1,550       1,625,410
    Anadarko Petroleum
      7.73%, 09/15/45.................     1,300       1,360,654
    Coastal Corp.
      6.70%, 02/15/27.................     1,400       1,388,895
    K N Capital Trust I
      8.56%, 04/15/27.................     1,000         939,265
    Kinder Morgan Energy Partners
      6.30%, 02/01/09.................     1,400       1,346,663

                                           PAR
                                          (000)        VALUE
                                        ---------   ------------
    Louis Dreyfus Natural Gas
      6.875%, 12/01/07................   $ 1,300    $  1,290,333
    Occidental Petroleum Corp.
      8.45%, 02/15/29.................     1,500       1,657,936
    Oneok, Inc.
      7.75%, 08/15/06.................       500         522,199
    Petroleos Mexicanos
      9.50%, 09/15/27.................     1,375       1,419,688
    Petroleum Geo-Services
      7.50%, 03/31/07.................     1,000         983,727
      7.125%, 03/30/28................       300         242,538
    Union Pacific Resources Group,
      Inc.
      7.50%, 10/15/26.................     1,300       1,310,469
    YPF Sociedad Anonima
      8.00%, 02/15/04.................     1,000         986,496
      9.125%, 02/24/09................       700         729,868
                                                    ------------
                                                      15,804,141
                                                    ------------
RAILROADS -- 0.3%
    Norfolk Southern Corp.
      7.05%, 05/01/37.................     1,800       1,825,416
                                                    ------------
REAL ESTATE -- 0.2%
    ERP Operating L.P.
      7.125%, 10/15/17................       500         449,227
    Spieker Properties, Inc. [REIT]
      7.35%, 12/01/17.................     1,000         916,903
                                                    ------------
                                                       1,366,130
                                                    ------------
TELECOMMUNICATIONS -- 3.6%
    AT&T Canada, Inc.
      7.625%, 03/15/05................     1,700       1,682,740
      7.65%, 09/15/06.................       700         686,484
    AT&T Corp.
      9.65%, 03/31/27.................     1,600       1,779,278
    Centel Capital Corp.
      9.00%, 10/15/19.................     3,000       3,175,830
    Clear Channel Communications, Inc.
      7.25%, 10/15/27.................     2,100       1,915,836
    Corning, Inc.
      1.547%, 11/08/05................     1,500       1,080,000
    Cox Communications, Inc.
      6.53%, 02/01/28.................       700         683,621
    CSC Holdings, Inc.
      8.125%, 07/15/09................     1,000       1,020,354
    GTE Corp.
      6.84%, 04/15/18.................       400         373,936
    Koninklijke KPN NV 144A+
      7.50%, 10/01/05.................       400         389,760
    Lenfest Communications, Inc.
      8.375%, 11/01/05................     1,500       1,606,875
      8.25%, 02/15/08 144A+...........       350         363,202
    MCI WorldCom, Inc.
      7.125%, 06/15/27................     1,150       1,161,985
    TCI Communications, Inc.
      8.75%, 08/01/15.................       400         440,366
    TeleCommunications, Inc.
      9.80%, 02/01/12.................     2,900       3,374,307

AST AIM BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                                          (000)        VALUE
                                        ---------   ------------
    Vodafone Airtouch PLC 144A+
      7.75%, 02/15/10.................   $ 1,500    $  1,555,250
    WorldCom, Inc.
      8.00%, 05/15/06.................     1,605       1,634,750
                                                    ------------
                                                      22,924,574
                                                    ------------
UTILITIES -- 5.9%
    Cleveland Electric Illuminating
      Co.
      6.86%, 10/01/08.................       780         763,942
    Cleveland Electric Illuminating
      Co. Cl-D
      7.88%, 11/01/17.................     1,250       1,260,598
    CMS Energy Corp.
      8.125%, 05/15/02................     4,000       3,964,003
      7.875%, 08/15/04................     1,500       1,561,148
    CMS Energy Corp. Cl-B
      6.75%, 01/15/04.................        40          37,801
    CMS Panhandle Holding Co.
      6.125%, 03/15/04................     3,000       2,889,570
    Commonwealth Edison
      7.50%, 07/01/13.................     2,000       2,068,362
    El Paso Electric Co.
      8.90%, 02/01/06.................     1,300       1,408,875
    El Paso Electric Co. Cl-E
      9.40%, 05/01/11.................     1,510       1,657,746
    Empire District Electric Co.
      7.70%, 11/15/04.................     1,300       1,352,863
    Hydro-Quebec
      8.62%, 12/15/11.................     2,000       2,354,660
    KN Energy, Inc.
      7.35%, 08/01/26.................     2,000       2,058,662
    Niagara Mohawk Power Corp. Cl-H
      8.36%, 07/01/10 [STEP]..........     2,500       2,162,523
    Northeast Utilities System
      8.38%, 03/01/05.................        19          18,705
      8.58%, 12/01/06.................         7           6,689
    NRG Energy, Inc.
      7.50%, 06/01/09.................       900         884,714
    Pinnacle Partners 144A+
      8.83%, 08/15/04.................     2,500       2,563,005
    Public Service of New Mexico Cl-A
      7.10%, 08/01/05.................     1,200       1,199,246
    Sonat, Inc.
      7.625%, 07/15/11................     1,500       1,557,000
    Southern Energy 144A+
      7.90%, 07/15/09.................     2,500       2,484,895
    Tennessee Gas Pipeline
      7.50%, 04/01/17.................     2,000       2,003,244
    Texas-New Mexico Power Corp.
      6.25%, 01/15/09.................     1,000         905,359
    UtiliCorp United, Inc.
      6.70%, 10/15/06.................     1,500       1,498,941
                                                    ------------
                                                      36,662,551
                                                    ------------
TOTAL CORPORATE OBLIGATIONS
  (Cost $208,175,540).................               215,468,598
                                                    ------------

                                           PAR
                                          (000)        VALUE
                                        ---------   ------------
U.S. TREASURY OBLIGATIONS -- 8.7%
    U.S. Treasury Bonds
      6.125%, 11/15/27................   $   750    $    807,476
      6.25%, 05/15/30-05/15/30@ ......       900       1,009,969
                                                    ------------
                                                       1,817,445
                                                    ------------
    U.S. Treasury Notes
      6.625%, 05/31/02@ ..............     2,050       2,085,797
      7.25%, 08/15/04@ ...............     2,500       2,673,000
      5.875%, 11/15/04@ ..............     9,500       9,750,677
      6.75%, 05/15/05@ ...............     5,870       6,249,889
      6.50%, 08/15/05-02/15/10#@ .....    22,400      23,880,015
      6.875%, 05/15/06@ ..............     2,000       2,164,532
      5.75%, 08/15/10#@ ..............     5,000       5,241,800
                                                    ------------
                                                      52,045,710
                                                    ------------
    (Cost $51,519,795)................                53,863,155
                                                    ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 2.5%
    Federal Home Loan Bank
      5.62%, 01/02/01
    (Cost $15,754,540)................    15,757      15,754,540
                                                    ------------
                                         SHARES
                                         ------
FOREIGN STOCK -- 2.4%
OIL & GAS -- 0.7%
    Total Fina SA Cl-B -- (FRF).......    27,700       4,119,346
                                                    ------------
TELECOMMUNICATIONS -- 1.7%
    NTT Mobile Communications Network,
      Inc. -- (JPY)...................     1,250       2,156,304
    Telecom Italia SPA -- (ITL)*......   389,400       2,339,749
    Telefonica SA -- (ESP)*...........   191,486       3,164,048
    Vodafone AirTouch PLC -- (GBP)....   870,635       3,192,878
                                                    ------------
                                                      10,852,979
                                                    ------------
TOTAL FOREIGN STOCK (Cost
  $15,034,305)........................                14,972,325
                                                    ------------
PREFERRED STOCK -- 0.8%
OIL & GAS -- 0.6%
    Kerr-McGee Corp. 5.50%............    66,000       3,642,454
                                                    ------------
TELECOMMUNICATIONS -- 0.0%
    Cablevision Systems Corp. Cl-M
      11.125% [PIK]...................        10           1,050
                                                    ------------
UTILITIES -- 0.2%
    AES Corp. 6.75% [CVT].............    15,000       1,290,000
    Public Service Co. of New
      Hampshire Cl-A 10.60%...........       352           8,921
                                                    ------------
                                                       1,298,921
                                                    ------------
TOTAL PREFERRED STOCK
    (Cost $3,599,081).................                 4,942,425
                                                    ------------

AST AIM BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                                          (000)        VALUE
                                          -----        -----
SOVEREIGN ISSUES -- 0.7%
CANADA
    British Columbia Government
      5.375%, 10/29/08................   $   500    $    478,842
    Province of Manitoba
      7.75%, 07/17/16.................     1,750       1,900,328
    Province of Newfoundland
      9.00%, 06/01/19.................       800         943,413
    Province of Quebec
      6.50%, 01/17/06.................     1,000       1,017,652
                                                    ------------
    (Cost $4,052,189).................                 4,340,235
                                                    ------------
                                        PRINCIPAL
                                        IN LOCAL
                                        CURRENCY
                                          (000)
                                        ---------
FOREIGN BONDS -- 0.4%
AUSTRALIA -- 0.1%
    John Hancock Global Fund
      6.75%, 02/15/06.................     1,750         989,321
                                                    ------------
NETHERLANDS -- 0.1%
    Tecnost International NV
      6.125%, 07/30/09................       510         447,305
                                                    ------------
NEW ZEALAND -- 0.1%
    Export Development Corp.
      6.50%, 12/21/04.................       950         417,898
                                                    ------------
UNITED KINGDOM -- 0.1%
    British Sky Broadcasting
      7.75%, 07/09/09.................       320         448,657
                                                    ------------
TOTAL FOREIGN BONDS (Cost
  $2,481,550).........................                 2,303,181
                                                    ------------
                                           PAR
                                          (000)        VALUE
                                          -----        -----
COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.0%
    Independent National Mortgage
      Corp.
      Series 1994-V Cl-A1
      9.331%, 12/25/24
    (Cost $24,392)....................   $    25    $     24,688
                                                    ------------
TOTAL INVESTMENTS -- 99.6%
  (Cost $576,515,178).................               620,327,795
OTHER ASSETS LESS
  LIABILITIES -- 0.4%.................                 2,312,901
                                                    ------------
NET ASSETS -- 100.0%..................              $622,640,696
                                                    ============

Foreign currency exchange contracts outstanding at December 31, 2000:

                                          IN
SETTLEMENT               CONTRACTS     EXCHANGE    CONTRACTS      UNREALIZED
  MONTH      TYPE        TO DELIVER      FOR        AT VALUE    (DEPRECIATION)
------------------------------------------------------------------------------
03/01        Sell   AUD  1,700,000    $ 926,585    $ 946,232       $(19,647)
03/01        Sell   NZD    900,000      392,130      397,906         (5,776)
                                      ----------   ----------      --------
                                      $1,318,715   $1,344,138      $(25,423)
                                      ==========   ==========      ========

# Securities with an aggregate market value of $4,412,909 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 2000:

                            EXPIRATION    NUMBER OF      UNREALIZED
       DESCRIPTION            MONTH       CONTRACTS    (DEPRECIATION)
---------------------------------------------------------------------
NASDAQ 100................    03/01           23        $  (893,711)
S&P 500...................    03/01          112           (516,312)
                                                        -----------
                                                        $(1,410,023)
                                                        ===========

--------------------------------------------------------------------------------

Unless otherwise noted, all stocks are common stock.

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

+ Illiquid security. At the end of the year, these securities amounted to 4.3% of net assets.

144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the year, these securities amounted to 4.3% of net assets.

@ All or a portion of the security was on loan. (See Note 2)

See Notes to Financial Statements.

AST FEDERATED HIGH YIELD PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                                          (000)      VALUE
                                          -----      -----
CORPORATE OBLIGATIONS -- 84.1%
AEROSPACE -- 0.3%
    Anteon Corp.
      12.00%, 05/15/09.................  $ 1,900  $  1,681,500
                                                  ------------
AUTOMOTIVE PARTS -- 3.3%
    Accuride Corp. Cl-B
      9.25%, 02/01/08..................    1,950     1,218,751
    Aftermarket Technology, Inc.
      12.00%, 08/01/04.................    1,938     1,850,790
    American Axle & Manufacturing, Inc.
      9.75%, 03/01/09..................    5,100     4,335,000
    French, (J.L.) Automotive Casting,
      Inc.
      11.50%, 06/01/09.................    2,550     1,415,250
    Lear Corp.
      9.50%, 07/15/06..................    2,500     2,425,000
      8.11%, 05/15/09..................    4,350     3,966,548
    Oxford Automotive, Inc.
      10.125%, 06/15/07................    2,000     1,370,000
                                                  ------------
                                                    16,581,339
                                                  ------------
BROADCASTING -- 3.6%
    Acme Television Co. Cl-B
      10.875%, 09/30/04 [STEP].........    2,175     1,892,250
    Australis Media Ltd. [STEP]
      14.03%, 05/15/03.................      625         7,813
      48.236%, 05/15/03................       11           160
    Big City Radio, Inc.
      10.779%, 03/15/05 [STEP].........    2,950     1,047,250
    Echostar Broadband Corp. 144A
      10.375%, 10/01/07................    3,100     3,069,000
    Fox/Liberty Networks LLC
      9.345%, 08/15/07 [STEP]..........    5,550     4,731,375
    Sinclair Broadcast Group, Inc.
      10.00%, 09/30/05.................    2,700     2,619,000
    UIH Australia Pacific, Inc. Cl-B
      11.307%, 05/15/06 [STEP].........    2,725     1,784,875
    UnitedGlobalCom, Inc. Cl-B
      10.751%, 02/15/08 [STEP].........    4,300     1,870,500
    XM Satellite Radio, Inc.
      14.00%, 03/15/10.................    2,000     1,070,000
                                                  ------------
                                                    18,092,223
                                                  ------------
BUILDING MATERIALS -- 0.6%
    American Builders & Contractors
      Supply Co., Inc. Cl-B
      10.625%, 05/15/07................    1,625     1,324,375
    ISG Resources, Inc.
      10.00%, 04/15/08.................    1,250       381,250
    Juno Lighting, Inc.
      11.875%, 07/01/09................      525       401,625
    NCI Building Systems, Inc. Cl-B
      9.25%, 05/01/09..................    1,000       915,000
                                                  ------------
                                                     3,022,250
                                                  ------------

                                           PAR
                                          (000)      VALUE
                                          -----      -----
BUSINESS SERVICES -- 2.2%
    Intermedia Communications, Inc.
      10.247%, 05/15/06 [STEP].........  $ 4,850  $  3,419,250
      12.25%, 03/01/09 [STEP]..........    4,500     2,272,500
    Intermedia Communications, Inc.
      Cl-B
      8.875%, 11/01/07.................    1,000       705,000
      8.60%, 06/01/08..................      550       387,750
    Orion Network Systems
      11.25%, 01/15/07.................    3,000     1,065,000
    Sitel Corp.
      9.25%, 03/15/06..................    2,800     2,394,000
    Teligent, Inc.
      11.50%, 12/01/07.................    2,500       337,500
    Teligent, Inc. Cl-B
      13.34%, 03/01/08 [STEP]..........    3,000       195,000
    U.S. Office Products Co.
      9.75%, 06/15/08..................    4,475       335,625
                                                  ------------
                                                    11,111,625
                                                  ------------
CABLE TELEVISION -- 7.4%
    Charter Communications Holdings LLC
      10.00%, 04/01/09.................    2,000     1,955,000
      14.097%, 04/01/11 [STEP].........   12,125     7,184,062
    Comcast U.K. Cable Corp.
      11.20%, 11/15/07 [STEP]..........    2,900     2,479,500
    CSC Holdings, Inc.
      9.25%, 11/01/05..................    4,525     4,604,187
      7.875%, 12/15/07.................    1,700     1,718,581
      9.875%, 02/15/13.................      500       512,500
    Diamond Cable Communications PLC
      11.75%, 12/15/05 [STEP]..........    4,000     3,540,000
    Diamond Holdings Co. PLC
      9.125%, 02/01/08.................    1,875     1,537,500
    Echostar DBS Corp.
      9.375%, 02/01/09.................    3,475     3,405,500
    Pegasus Communications Corp. Cl-B
      9.625%, 10/15/05.................    1,725     1,612,875
      9.75%, 12/01/06..................    1,500     1,402,500
    RCN Corp.
      11.658%, 10/15/07 [STEP].........      950       346,750
    Rogers Cablesystems of America,
      Inc.
      11.00%, 12/01/15.................      750       832,500
    TeleWest Communications PLC
      11.25%, 11/01/08.................      525       467,250
      9.25%, 04/15/09 [STEP]...........    3,450     1,638,750
    United Pan-Europe Communication
      Corp. [STEP]
      12.389%, 08/01/09................    7,400     2,331,000
      13.043%, 11/01/09................    3,125       984,375
                                                  ------------
                                                    36,552,830
                                                  ------------
CHEMICALS -- 3.6%
    Foamex Capital Corp.
      13.50%, 08/15/05.................    2,650     1,576,750
    General Chemical Industry Products,
      Inc.
      10.625%, 05/01/09................    2,000       670,000

AST FEDERATED HIGH YIELD PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                                          (000)      VALUE
                                          -----      -----
    Huntsman Corp. 144A
      9.50%, 07/01/07..................  $ 2,525  $  1,527,625
    Huntsman ICI Chemicals Corp.
      10.125%, 07/01/09................    1,200     1,158,000
    Lyondell Chemical Co.
      10.875%, 05/01/09................    6,500     6,175,000
    Polymer Group, Inc. Cl-B
      9.00%, 07/01/07..................    3,475     2,310,875
      8.75%, 03/01/08..................    2,450     1,580,250
    Sterling Chemicals Holdings, Inc.
      11.712%, 08/15/08 [STEP].........    2,150       333,250
    Sterling Chemicals, Inc.
      11.75%, 08/15/06.................      950       470,250
    Texas Petrochemical Corp.
      11.125%, 07/01/06................    1,725     1,302,375
    United Industries Corp. Cl-B
      9.875%, 04/01/09.................    1,700       875,500
                                                  ------------
                                                    17,979,875
                                                  ------------
CLOTHING & APPAREL -- 0.4%
    Dyersburg Corp. Cl-B+
      9.75%, 09/01/07..................    1,725        69,000
    GFSI, Inc. Cl-B
      9.625%, 03/01/07.................    2,675     2,019,625
    Pillowtex Corp.+,++++
      10.00%, 11/15/06sec..............    1,600        56,000
    Pillowtex Corp. Cl-B+,++++
      9.00%, 12/15/07..................    1,825        63,875
                                                  ------------
                                                     2,208,500
                                                  ------------
COMPUTER SERVICES & SOFTWARE -- 0.4%
    Exodus Communications, Inc. 144A
      11.625%, 07/15/10................    2,000     1,790,000
    Rhythms NetConnections, Inc.
      14.00%, 02/15/10.................    1,500       397,500
                                                  ------------
                                                     2,187,500
                                                  ------------
CONGLOMERATES -- 0.5%
    Eagle-Picher Industries, Inc.
      9.375%, 03/01/08.................    3,350     2,328,250
                                                  ------------
CONSTRUCTION -- 0.7%
    Formica Corp.
      10.875%, 03/01/09................    1,800       675,000
    MMI Products, Inc. Cl-B
      11.25%, 04/15/07.................    3,100     3,038,000
                                                  ------------
                                                     3,713,000
                                                  ------------
CONSUMER PRODUCTS & SERVICES -- 4.0%
    Albecca, Inc.
      10.75%, 08/15/08.................    4,000     3,509,999
    American Safety Razor Co.
      9.875%, 08/01/05.................    1,000       967,500
    Amscan Holdings, Inc.
      9.875%, 12/15/07.................    1,800     1,449,000
    Boyds Collection Ltd.
      9.00%, 05/15/08..................      321       307,358
    Cabot Safety Corp.
      12.50%, 07/15/05.................    2,150     2,141,938

                                           PAR
                                          (000)      VALUE
                                          -----      -----
    Chattem, Inc. Cl-B
      8.875%, 04/01/08.................  $ 2,500  $  1,762,500
    Collins & Aikman Floor Coverings
      Corp.
      10.00%, 01/15/07.................    1,400     1,379,000
    Diamond Brands Operating, Inc.
      12.83%, 04/15/09 [STEP]..........    1,500       170,625
    Glenoit Corp.+,++++
      11.00%, 04/15/07.................    2,000       250,000
    Jostens, Inc.
      12.75%, 05/01/10.................    1,800     1,647,000
    NBTY, Inc. Cl-B
      8.625%, 09/15/07.................      800       668,000
    Revlon Consumer Products Corp.
      8.625%, 02/01/08.................    5,000     2,675,000
    Sleepmaster, Inc.
      11.00%, 05/15/09.................    1,100       863,500
    Volume Services America, Inc.
      11.25%, 03/01/09.................    2,200     1,925,000
                                                  ------------
                                                    19,716,420
                                                  ------------
CONTAINERS & PACKAGING -- 1.3%
    Container Corp. of America
      11.25%, 05/01/04.................      250       253,750
    Huntsman Packaging Corp.
      13.00%, 06/01/10.................    1,000       585,000
    Owens-Illinois, Inc.
      7.15%, 05/15/05..................    2,000     1,170,000
      8.10%, 05/15/07..................    1,000       565,000
      7.35%, 05/15/08..................    1,050       561,750
    Russell Stanley Holdings, Inc.
      10.875%, 02/15/09................    1,950       497,250
    Stone Container Corp.
      12.58%, 07/24/96 [VR]............    1,550     1,588,750
      12.25%, 04/01/02.................       50        50,750
      11.50%, 10/01/04.................    1,350     1,400,625
                                                  ------------
                                                     6,672,875
                                                  ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 1.3%
    Amphenol Corp.
      9.875%, 05/15/07.................    1,400     1,428,000
    Flextronics International Ltd. 144A
      9.875%, 07/01/10.................    1,050     1,034,250
    SCG Holdings Corp.
      12.00%, 08/01/09.................      845       724,588
    WESCO Distribution, Inc. Cl-B
      9.125%, 06/01/08.................    3,600     3,186,000
                                                  ------------
                                                     6,372,838
                                                  ------------
ENERGY SERVICES -- 0.2%
    AES Corp.
      9.375%, 09/15/10.................      575       595,125
    AES Drax Energy Ltd. 144A
      11.50%, 08/30/10.................      500       527,360
                                                  ------------
                                                     1,122,485
                                                  ------------

AST FEDERATED HIGH YIELD PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                                          (000)      VALUE
                                          -----      -----
ENTERTAINMENT & LEISURE -- 2.9%
    AMF Group, Inc.
      10.594%, 03/15/06 [STEP]+,++++...  $ 3,462  $    501,990
    Florida Panthers Holdings, Inc.
      9.875%, 04/15/09.................    3,925     3,630,625
    Premier Parks, Inc.
      9.25%, 04/01/06..................    2,275     2,178,313
      9.75%, 06/15/07..................    2,600     2,522,000
      10.271%, 04/01/08 [STEP].........    6,250     4,343,750
    Regal Cinemas, Inc.+,++++
      9.50%, 06/01/08..................    5,125       384,375
    True Temper Sports, Inc.
      10.875%, 12/01/08................      750       727,500
                                                  ------------
                                                    14,288,553
                                                  ------------
ENVIRONMENTAL SERVICES -- 2.8%
    Allied Waste North America Co.
      10.00%, 08/01/09.................   14,950    14,127,750
                                                  ------------
FARMING & AGRICULTURE -- 0.2%
    Royster-Clark, Inc.
      10.25%, 04/01/09.................    1,100       775,500
                                                  ------------
FINANCIAL-BANK & TRUST -- 1.9%
    GS Escrow Corp.
      7.125%, 08/01/05.................    7,925     7,491,106
    RBF Finance Co.
      11.00%, 03/15/06.................      500       582,500
      11.375%, 03/15/09................    1,050     1,218,000
                                                  ------------
                                                     9,291,606
                                                  ------------
FINANCIAL SERVICES -- 0.6%
    Caithness Coso Fund Corp.
      9.05%, 12/15/09..................    1,000     1,000,000
    Unifrax Investment Corp.
      10.50%, 11/01/03.................    2,125     1,838,125
                                                  ------------
                                                     2,838,125
                                                  ------------
FOOD -- 1.3%
    Agrilink Foods, Inc.
      11.875%, 11/01/08................    3,700     2,460,499
    Del Monte Foods Co.
      12.209%, 12/15/07 [STEP].........    1,600     1,192,000
    Dominos, Inc. Cl-B
      10.375%, 01/15/09................    2,000     1,690,000
    Eagle Family Foods, Inc. Cl-B
      8.75%, 01/15/08..................    2,200     1,111,000
    Jitney-Jungle Stores, Inc.+,++++
      10.375%, 09/15/07................    2,725        34,063
    Nebco Evans Holding Co.++++
      11.767%, 07/15/07 [STEP].........    1,250         7,813
                                                  ------------
                                                     6,495,375
                                                  ------------
FURNITURE -- 0.4%
    Sealy Mattress Co. Cl-B
      9.875%, 12/15/07.................    1,425     1,375,125
      10.875%, 12/15/07 [STEP].........    1,000       755,000
                                                  ------------
                                                     2,130,125
                                                  ------------

                                           PAR
                                          (000)      VALUE
                                          -----      -----
HEALTHCARE SERVICES -- 4.5%
    Everest Healthcare Services, Inc.
      9.75%, 05/01/08..................  $ 1,875  $  1,903,125
    Genesis Health Ventures, Inc.+,++++
      9.25%, 10/01/06..................    1,000        95,000
      9.875%, 01/15/09.................    1,450       135,938
    HCA -- The Healthcare Corp.
      6.91%, 06/15/05..................    2,950     2,882,003
      8.75%, 09/01/10..................    1,500     1,586,250
    Hudson Respiratory Care, Inc.
      9.125%, 04/15/08.................    1,150       695,750
    Tenet Healthcare Corp.
      8.00%, 01/15/05..................    4,000     4,070,000
      8.125%, 12/01/08.................    5,000     5,075,000
      9.25%, 09/01/10..................    5,750     6,123,749
                                                  ------------
                                                    22,566,815
                                                  ------------
INDUSTRIAL PRODUCTS -- 1.2%
    Blount International, Inc.
      13.00%, 08/01/09.................    1,750     1,365,000
    Continental Global Group, Inc. Cl-B
      11.00%, 04/01/07.................    2,100       703,500
    Hexcel Corp.
      9.75%, 01/15/09..................    1,250     1,106,250
    Tekni-Plex, Inc.
      12.75%, 06/15/10.................    1,400     1,127,000
    URS Corp. Cl-B
      12.25%, 05/01/09.................    1,525     1,532,625
                                                  ------------
                                                     5,834,375
                                                  ------------
INTERNET SERVICES -- 1.1%
    Call-Net Enterprises, Inc. [STEP]
      8.428%, 08/15/07.................    4,100     1,137,750
      9.991%, 08/15/08.................    3,800     1,159,000
      10.905%, 05/15/09................    4,800     1,320,000
    PSINet, Inc.
      11.50%, 11/01/08.................      800       244,000
      11.00%, 08/01/09.................    3,000       855,000
    PSINet, Inc. Cl-B
      10.00%, 02/15/05.................    3,250       926,250
                                                  ------------
                                                     5,642,000
                                                  ------------
MACHINERY & EQUIPMENT -- 1.4%
    Clark Materials Handling Corp. Cl-D
      10.75%, 11/15/06+................    2,625        65,625
    Columbus McKinnon Corp.
      8.50%, 04/01/08..................    1,250       993,750
    NationsRent, Inc.
      10.375%, 12/15/08................    2,100       808,500
    United Rentals, Inc.
      9.25%, 01/15/09..................    3,600     2,754,000
    United Rentals, Inc. Cl-B
      9.00%, 04/01/09..................    2,300     1,736,500
    Woods Equipment Co.
      12.00%, 07/15/09.................    1,375       405,625
                                                  ------------
                                                     6,764,000
                                                  ------------

AST FEDERATED HIGH YIELD PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                                          (000)      VALUE
                                          -----      -----
MEDICAL SUPPLIES & EQUIPMENT -- 2.4%
    CONMED Corp.
      9.00%, 03/15/08..................  $ 2,975  $  2,394,875
    Fisher Scientific International,
      Inc.
      9.00%, 02/01/08..................    4,200     3,864,000
      9.00%, 02/01/08..................    1,975     1,817,000
    Hanger Orthopedic Group, Inc.
      11.25%, 06/15/09.................    1,575       480,375
    Kinetic Concepts, Inc. Cl-B
      9.625%, 11/01/07.................    4,050     3,341,250
                                                  ------------
                                                    11,897,500
                                                  ------------
METALS & MINING -- 1.1%
    AEI Resources, Inc. 144A
      10.50%, 12/15/05.................    2,800       210,000
      11.50%, 12/15/06+................    3,375        84,375
    Euramax International PLC
      11.25%, 10/01/06.................    2,075     1,338,375
    Murrin Murrin Holdings PTY
      9.375%, 08/31/07.................      650       503,750
    Neenah Corp. Cl-B
      11.125%, 05/01/07................    1,725     1,276,500
    Neenah Corp. Cl-F
      11.125%, 05/01/07................    1,450     1,073,000
    Republic Technologies, Inc.
      13.75%, 07/15/09.................    1,700       178,500
    Ryerson Tull, Inc.
      9.125%, 07/15/06.................      900       697,500
                                                  ------------
                                                     5,362,000
                                                  ------------
OFFICE EQUIPMENT -- 0.5%
    Buhrmann U.S., Inc.
      12.25%, 11/01/09.................    2,425     2,437,125
                                                  ------------
OIL & GAS -- 2.4%
    Continental Resources, Inc.
      10.25%, 08/01/08.................    3,075     2,690,625
    DI Industries, Inc.
      8.875%, 07/01/07.................      975       950,625
    Pogo Producing Co. Cl-B
      10.375%, 02/15/09................    2,100     2,194,500
    R&B Falcon Corp.
      12.25%, 03/15/06.................    3,050     3,675,250
    R&B Falcon Corp. Cl-B
      6.75%, 04/15/05..................    1,600     1,496,000
    Triton Energy Ltd.
      9.25%, 04/15/05..................      850       871,250
                                                  ------------
                                                    11,878,250
                                                  ------------
PRINTING & PUBLISHING -- 0.9%
    Garden State Newspapers, Inc. Cl-B
      8.75%, 10/01/09..................    2,575     2,317,500
    K-III Communications Corp.
      8.50%, 02/01/06..................    1,000       975,000
    Ziff Davis Media, Inc. 144A
      12.00%, 07/15/10.................    1,325     1,040,125
                                                  ------------
                                                     4,332,625
                                                  ------------

                                           PAR
                                          (000)      VALUE
                                          -----      -----
RAILROADS -- 0.1%
    Railworks Corp.
      11.50%, 04/15/09.................  $ 1,600  $    568,000
                                                  ------------
REAL ESTATE -- 1.8%
    HMH Properties, Inc. Cl-B
      7.875%, 08/01/08.................    6,000     5,730,000
    HMH Properties, Inc. Cl-C
      8.45%, 12/01/08..................    3,250     3,185,000
                                                  ------------
                                                     8,915,000
                                                  ------------
RESTAURANTS -- 0.6%
    Advantica Restaurant Group, Inc.
      11.25%, 01/15/08.................    1,750       831,250
    Carrols Corp.
      9.50%, 12/01/08..................    2,000     1,310,000
    CKE Restaurants, Inc.
      9.125%, 05/01/09.................    1,275       739,500
                                                  ------------
                                                     2,880,750
                                                  ------------
RETAIL & MERCHANDISING -- 0.2%
    Community Distributors, Inc. Cl-B
      10.25%, 10/15/04.................    1,000       785,000
                                                  ------------
SEMICONDUCTORS -- 0.5%
    Fairchild Semiconductor Corp.
      10.375%, 10/01/07................    1,050       981,750
      10.75%, 04/15/09.................    2,100     1,564,500
                                                  ------------
                                                     2,546,250
                                                  ------------
TELECOMMUNICATIONS -- 23.7%
    Airgate PCS, Inc. [STEP]
      13.86%, 10/01/09.................    4,000     2,320,000
    Alamosa PCS Holdings, Inc. [STEP]
      14.572%, 02/15/10................    3,275     1,588,375
    Asia Global Crossing Ltd. 144A
      13.375%, 10/15/10................    1,000       865,000
    Crown Castle International Corp.
      10.562%, 05/15/11 [STEP].........    7,875     5,295,938
    Dolphin Telecom PLC
      14.00%, 05/15/09 [STEP]..........    3,200       368,000
    Global Crossing Holdings Ltd.
      9.50%, 11/15/09..................    7,375     7,043,124
    Hermes Europe Railtel BV, Inc.
      11.50%, 08/15/07.................    3,975     1,609,875
      10.375%, 01/15/09................    1,825       739,125
    Intermedia Communications, Inc.
      Cl-B
      8.756%, 07/15/07 [STEP]..........    1,050       635,250
    Level 3 Communications, Inc.
      9.125%, 05/01/08.................   10,300     8,394,499
      11.186%, 12/01/08 [STEP].........    9,575     4,979,000
    McLeodUSA, Inc.
      9.69%, 03/01/07 [STEP]...........    6,175     5,187,000
      9.25%, 07/15/07..................    1,300     1,196,000
      8.375%, 03/15/08.................    1,250     1,100,000
    Metricom, Inc.
      13.00%, 02/15/10.................      700       318,500
    MetroMedia Fiber Network, Inc.
      10.00%, 12/15/09.................    2,725     2,329,875

AST FEDERATED HIGH YIELD PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                                          (000)      VALUE
                                          -----      -----
    Millicom International Cellular,
      Inc.
      11.653%, 06/01/06 [STEP].........  $ 5,375  $  4,219,375
    Nextel Communications, Inc.
      10.268%, 02/15/08 [STEP].........    6,500     4,728,750
      9.375%, 11/15/09.................    6,175     5,819,937
    Nextel International, Inc.
      12.125%, 04/15/08 [STEP].........    1,750       953,750
    Nextel Partners, Inc.
      6.885%, 02/01/09 [STEP]..........    1,235       833,625
    NEXTLINK Communications, Inc.
      9.00%, 03/15/08..................    1,575     1,216,688
      10.333%, 04/15/08 [STEP].........    3,000     1,567,500
      10.75%, 06/01/09.................    2,750     2,282,500
      11.818%, 06/01/09 [STEP].........   10,800     5,454,000
    NTL, Inc. Cl-B [STEP]
      10.645%, 02/01/06................    5,100     4,462,500
      9.163%, 04/01/08.................    7,825     4,342,875
    Orius Capital Corp.
      12.75%, 02/01/10.................    1,925     1,626,625
    Pegasus Media & Communications,
      Inc.
      12.50%, 07/01/05.................      975     1,004,250
    Qwest Communications International,
      Inc.
      8.417%, 10/15/07 [STEP]..........    3,875     3,527,839
    Qwest Communications International,
      Inc. Cl-B
      8.29%, 02/01/08 [STEP]...........    2,250     1,921,388
    RCN Corp. [STEP]
      12.606%, 07/01/08................    1,100       346,500
    RCN Corp. Cl-B [STEP]
      12.361%, 02/15/08................    1,700       535,500
    Rogers Cantel, Inc.
      8.80%, 10/01/07..................    4,000     4,020,000
    SpectraSite Holdings, Inc.
      12.876%, 03/15/10 [STEP].........    2,500     1,262,500
    Telecommunications Techniques Co.
      9.75%, 05/15/08..................    5,825     5,155,125
    Telesystem International Wireless,
      Inc. Cl-B [STEP]
      12.845%, 06/30/07................    5,325     2,476,125
      10.499%, 11/01/07................      800       332,000
    Tritel PCS, Inc.
      7.398%, 05/15/09 [STEP]..........    1,000       687,500
    Triton PCS Holdings, Inc.
      13.175%, 05/01/08 [STEP].........    4,850     3,855,750
    Viatel, Inc.
      11.25%, 04/15/08.................    2,525       795,375
      12.197%, 04/15/08 [STEP].........    2,250       461,250
      11.50%, 03/15/09.................    1,250       393,750
    Voicestream Wireless Holdings
      10.375%, 11/15/09................    1,600     1,728,000
      11.472%, 11/15/09 [STEP].........    5,625     4,134,375
    Winstar Communications, Inc.
      12.02%, 04/15/10 [STEP]..........    6,359     2,003,085
      12.75%, 04/15/10.................    2,093     1,475,565
                                                  ------------
                                                   117,593,563
                                                  ------------

                                           PAR
                                          (000)      VALUE
                                          -----      -----
TRANSPORTATION -- 1.4%
    Allied Holdings, Inc. Cl-B
      8.625%, 10/01/07.................  $   400  $    306,000
    Ameritruck Distribution Corp.
      Cl-B+,++++
      12.25%, 11/15/05.................    1,950           195
    Gearbulk Holding Ltd.
      11.25%, 12/01/04.................    1,000     1,000,000
    Holt Group, Inc.+
      9.75%, 01/15/06..................    1,350        60,750
    Motor Coach Industries, Inc.
      11.25%, 05/01/09.................    2,100       640,500
    Stena AB
      10.50%, 12/15/05.................    3,275     2,963,875
      8.75%, 06/15/07..................    2,775     2,233,875
                                                  ------------
                                                     7,205,195
                                                  ------------
UTILITIES -- 0.4%
    CMS Energy Corp.
      7.50%, 01/15/09..................    1,100     1,011,846
    El Paso Electric Co. Cl-E
      9.40%, 05/01/11..................      175       190,125
    International Utility Structures,
      Inc.
      10.75%, 02/01/08.................      925       559,625
                                                  ------------
                                                     1,761,596
                                                  ------------
TOTAL CORPORATE OBLIGATIONS
  (Cost $563,295,628)..................            418,260,588
                                                  ------------
REPURCHASE AGREEMENTS -- 10.3%
    Greenwich Capital Markets, Inc.
      5.90%, dated 12/29/00, maturing
      01/02/01, repurchase price
      $51,217,000
      (Collateralized by U.S. Treasury
      Notes, par value $44,104,000,
      market value $52,238,502, due
      11/15/09)
      (Cost $51,217,000)...............   51,217    51,217,000
                                                  ------------
                                         SHARES
                                         ------
PREFERRED STOCK -- 3.2%
BROADCASTING -- 0.5%
    Benedek Communications Corp.
      11.50% [PIK].....................    1,600       728,000
    Sinclair Capital Cl-A
      11.625%..........................   22,500     1,991,250
                                                  ------------
                                                     2,719,250
                                                  ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 0.0%
    Electronic Retailing System
      International
      10.00%...........................   58,616         4,478
    Electronic Retailing System
      International
      8.00%............................   58,343        22,293
                                                  ------------
                                                        26,771
                                                  ------------
FINANCIAL SERVICES -- 0.1%
    California Federal Capital Corp.
      Cl-A
      9.125% [PIK].....................   30,000       710,640
                                                  ------------

AST FEDERATED HIGH YIELD PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES      VALUE
                                         ------      -----
FOOD -- 0.0%
    Nebco Evans Holding Co.+
      11.25% [PIK].....................    8,483  $      5,302
                                                  ------------
HEALTHCARE SERVICES -- 0.1%
    River Holding Corp. Cl-B
      11.50% [PIK].....................    6,626       430,690
                                                  ------------
INDUSTRIAL PRODUCTS -- 0.0%
    International Utility Structures,
      Inc.
      13.00% [PIK] 144A................       44         2,431
    International Utility Structures,
      Inc.
      13.00% Series U [PIK] 144A.......      125        69,063
                                                  ------------
                                                        71,494
                                                  ------------
MACHINERY & EQUIPMENT -- 0.1%
    Fairfield Manufacturing Co., Inc.
      11.25%...........................      650       503,750
                                                  ------------
PRINTING & PUBLISHING -- 1.1%
    Primedia, Inc. Cl-D
      10.00%...........................   11,500       983,250
    Primedia, Inc. Cl-F
      9.20%............................   15,000     1,222,500
    Primedia, Inc. Cl-H
      8.625%...........................   43,100     3,469,550
                                                  ------------
                                                     5,675,300
                                                  ------------
TELECOMMUNICATIONS -- 1.3%
    AMFM Operating, Inc.
      12.625% [PIK]....................  967,500     1,127,138
    Nextel Communications, Inc.
      13.00% [PIK].....................    1,279     1,247,025
    Nextel Communications, Inc. Cl-E
      11.125% [PIK]....................    1,009       872,784
    Pegasus Communications Corp. Cl-A
      12.75% [PIK].....................    2,934     2,761,523
                                                  ------------
                                                     6,008,470
                                                  ------------
TOTAL PREFERRED STOCK
  (Cost $19,270,491)...................             16,151,667
                                                  ------------
COMMON STOCK -- 0.1%
BROADCASTING -- 0.0%
    Australis Holdings Warrants
      144A+*...........................    1,000  $         10
    XM Satellite Radio Warrants........    2,000        50,500
                                                  ------------
                                                        50,510
                                                  ------------
CHEMICALS -- 0.0%
    Sterling Chemicals Holdings, Inc.
      Warrants*........................    1,075         1,814
                                                  ------------

                                         SHARES      VALUE
                                         ------      -----
CONSUMER PRODUCTS & SERVICES -- 0.0%
    Jostens, Inc. Warrants*............  $ 1,800        36,450
                                                  ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 0.0%
    Electronic Retailing Systems
      International Warrants*..........      458             0
    Electronic Retailing Systems
      International Warrants 144A+*....      875           875
                                                  ------------
METALS & MINING -- 0.0%
    Bar Technologies, Inc. Warrants
      144A+*...........................      300             0
    Republic Technologies Warrants*....    1,700             0
    Royal Oak Mines, Inc.+*............   66,164             0
                                                  ------------
OIL & GAS -- 0.1%
    R&B Falcon Corp. Warrants 144A*....      750       351,093
                                                  ------------
PAPER & FOREST PRODUCTS -- 0.0%
    Pliant Corp. Warrants 144A+*.......    1,000        10,250
                                                  ------------
PRINTING & PUBLISHING -- 0.0%
    MediaNews Group, Inc.*.............    1,000       150,000
                                                  ------------
TELECOMMUNICATIONS -- 0.0%
    Metricom, Inc. Warrants*...........    1,350         1,688
    MetroNet Communications Corp.
      Warrants 144A+*..................    1,525       106,750
    Sullivan Broadcasting Holdings,
      Inc.*............................    2,400             0
    UIH Australia Warrants*............    3,100        15,500
                                                  ------------
                                                       123,938
                                                  ------------
TOTAL COMMON STOCK
  (Cost $593,663)......................                724,930
                                                  ------------
TOTAL INVESTMENTS -- 97.7%
  (Cost $634,376,782)..................            486,354,185
OTHER ASSETS LESS
  LIABILITIES -- 2.3%..................             11,528,149
                                                  ------------
NET ASSETS -- 100.0%...................           $497,882,334
                                                  ============

--------------------------------------------------------------------------------

Definitions of abbreviations are included following the Schedules of Investments.

*  Non-income producing security.

+ Illiquid security. At the end of the year, these securities amounted to 0.4% of net assets.

++++ Defaulted security. At the end of the year, these securities amounted to 0.3% of net assets.

144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the year, these securities amounted to 2.2% of net assets.

@  All or a portion of the security was on loan. (See Note 2)

See Notes to Financial Statements.

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
COMMON STOCK -- 45.6%
ADVERTISING -- 0.2%
    DoubleClick, Inc.*................     15,800   $    173,800
    Omnicom Group, Inc.@..............      3,800        314,925
    TMP Worldwide, Inc.*@.............      1,600         88,000
    True North Communications,
      Inc. ...........................      1,500         63,750
                                                    ------------
                                                         640,475
                                                    ------------
AEROSPACE -- 0.7%
    General Motors Corp. Cl-H*........     12,680        291,640
    Honeywell International, Inc. ....     45,012      2,129,630
    Litton Industries, Inc.*..........      1,700        133,769
    Lockheed Martin Corp. ............      5,600        190,120
    Primex Technologies, Inc. ........        840         26,775
    Raytheon Co. Cl-B*@...............      4,000        124,250
                                                    ------------
                                                       2,896,184
                                                    ------------
AIRLINES -- 0.1%
    Delta Air Lines, Inc.*............      2,000        100,375
    Northwest Airlines Corp.*.........      3,200         96,400
    Skywest, Inc. ....................      3,200         92,000
    Southwest Airlines Co. ...........      4,525        151,723
                                                    ------------
                                                         440,498
                                                    ------------
AUTOMOBILE MANUFACTURERS -- 0.2%
    Ford Motor Co. ...................     29,400        689,062
    General Motors Corp. .............      3,080        156,888
    Honda Motor Co. Ltd. [ADR]........      1,000         73,875
                                                    ------------
                                                         919,825
                                                    ------------
AUTOMOTIVE PARTS -- 0.1%
    Arvinmeritor, Inc. ...............      1,800         20,475
    Delphi Automotive Systems
      Corp. ..........................      6,919         77,839
    Genuine Parts Co. ................      4,050        106,059
    Goodyear Tire & Rubber Co.@.......      2,400         55,176
    Lear Corp.*.......................      1,500         37,219
    Visteon Corp.*....................      2,094         24,081
                                                    ------------
                                                         320,849
                                                    ------------
BEVERAGES -- 0.9%
    Anheuser-Busch Companies, Inc.*...     10,800        491,400
    Cadbury Schweppes PLC [ADR].......      4,246        123,134
    Coca-Cola Co.@....................     31,900      1,943,906
    PepsiCo, Inc.*....................     18,000        892,125
    Whitman Corp. ....................      2,800         45,850
                                                    ------------
                                                       3,496,415
                                                    ------------
BROADCASTING -- 0.2%
    Barra, Inc.*......................      1,500         70,688
    Clear Channel Communications,
      Inc.*@..........................      4,000        193,750
    Entercom Communications Corp.*....        700         24,106
    Hispanic Broadcasting Corp.*......      5,100        130,050
    Infinity Broadcasting Corp.*......      4,200        117,338
    News Corp. Ltd.@..................      5,400        174,150
    Radio One, Inc. Cl-D*.............     19,300        212,300
    UnitedGlobalCom, Inc. Cl-A*@......      1,200         16,350
    Westwood One, Inc.*...............      1,300         25,106
                                                    ------------
                                                         963,838
                                                    ------------

                                         SHARES        VALUE
                                         ------        -----
BUILDING MATERIALS -- 0.2%
    Martin Marietta Materials
      Corp. ..........................      2,800   $    118,440
    Masco Corp.@......................     16,300        418,706
    Modine Manufacturing Co.*.........      1,100         22,825
    SCP Pool Corp.*...................      3,100         93,194
    York International Corp. .........      1,200         36,825
                                                    ------------
                                                         689,990
                                                    ------------
BUSINESS SERVICES -- 0.3%
    Avery Dennison Corp. .............      2,500        137,188
    Comdisco, Inc. ...................      5,700         65,194
    Commerce One, Inc.*@..............      1,600         40,500
    DiamondCluster International,
      Inc.*...........................        400         12,200
    First Data Corp.*.................      7,200        379,349
    Foundry Networks, Inc.*...........        800         12,000
    Galileo International, Inc. ......      3,700         74,000
    Hiedrick & Struggles
      International, Inc.*............        600         25,238
    Interwoven, Inc.*.................        300         19,781
    Iron Mountain, Inc.*..............        900         33,413
    Learning Tree International,
      Inc.*...........................      1,400         69,300
    Manpower, Inc. ...................      3,800        144,399
    Micromuse, Inc.*@.................      1,200         72,431
    Networks Associates, Inc.*@.......      6,350         26,591
    Probusiness Services, Inc.*.......        900         23,906
    PurchasePro.com, Inc.*@...........      2,900         50,750
    Quanta Services, Inc.*@...........      1,000         32,188
    Robert Half International,
      Inc.*...........................      2,000         53,000
    RSA Security, Inc.*...............        600         31,725
    Vitria Technology, Inc.*..........      1,800         13,950
                                                    ------------
                                                       1,317,103
                                                    ------------
CABLE TELEVISION -- 0.0%
    Cablevision Systems Corp.
      Cl-A*@..........................        800         67,950
    Charter Communications,
      Inc.*@..........................      3,500         79,406
                                                    ------------
                                                         147,356
                                                    ------------
CAPITAL GOODS -- 0.0%
    Harsco Corp. .....................      1,700         41,969
    Mettler-Toledo International,
      Inc.*...........................      1,500         81,562
                                                    ------------
                                                         123,531
                                                    ------------
CHEMICALS -- 0.7%
    Air Products & Chemicals, Inc. ...      4,100        168,100
    AKZO Nobel NV [ADR]...............        100          5,325
    Arch Chemicals, Inc. .............      1,050         18,638
    Cabot Corp. ......................     18,800        495,849
    Cabot Microelectronics Corp.*.....      6,149        319,364
    Crompton Corp. ...................      5,451         57,236
    Dow Chemical Co.@.................      9,000        329,624
    DuPont, (E.I.) de Nemours &
      Co.*............................     15,059        727,537
    FMC Corp.*........................      1,600        114,700
    Grace, (W.R.) & Co.*..............      2,000          6,375
    Great Lakes Chemical Corp.@.......      2,500         92,969
    IMC Global, Inc. .................      6,000         93,375
    Imperial Chemical Industries
      PLC.............................      3,000        101,063
    Olin Corp. .......................      1,800         39,825
    Polyone Corp. ....................      3,400         19,975
    Praxair, Inc. ....................      3,100        137,563

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
    Solutia, Inc. ....................     14,560   $    174,720
    Syngenta AG [ADR]*................      1,491         16,308
                                                    ------------
                                                       2,918,546
                                                    ------------
CLOTHING & APPAREL -- 0.2%
    Abercrombie & Fitch Co. Cl-A*.....      3,600         72,000
    AnnTaylor Stores Corp.*@..........      1,600         39,900
    Cintas Corp.@.....................      2,300        122,331
    Jones Apparel Group, Inc.*........      3,500        112,656
    Liz Claiborne, Inc.*..............        800         33,300
    Nike, Inc. Cl-B...................      5,500        306,969
    Ross Stores, Inc. ................      5,200         87,750
    Unifi, Inc.*......................      4,800         42,900
                                                    ------------
                                                         817,806
                                                    ------------
COMPUTER HARDWARE -- 1.2%
    Black Box Corp.*..................      1,400         67,638
    Compaq Computer Corp. ............     23,368        351,688
    Dell Computer Corp.*@.............     30,300        528,356
    EMC Corp.*........................     31,200      2,074,800
    Hewlett-Packard Co.*..............     21,300        672,281
    International Business Machines
      Corp.*@.........................     11,150        947,750
    National Instruments Corp.*.......        800         38,850
    Plexus Corp.*.....................      1,600         48,625
    Quantum Corp.*....................      2,650         21,200
    Sandisk Corp.*....................      1,000         27,750
    Silicon Storage Technology,
      Inc.*@..........................      1,400         16,538
    Storage Technology Corp.*.........      3,700         33,300
                                                    ------------
                                                       4,828,776
                                                    ------------
COMPUTER SERVICES & SOFTWARE -- 3.3%
    Actuate Corp.*@...................      1,500         28,688
    Affiliated Computer Services, Inc.
      Cl-A*...........................      6,600        400,538
    Ariba, Inc.*@.....................      7,200        387,000
    Automatic Data Processing,
      Inc.*...........................      3,700        234,256
    BEA Systems, Inc.*@...............      4,100        275,981
    Brocade Communications Systems,
      Inc.*...........................      2,600        238,713
    Cacheflow, Inc.*@.................        400          6,825
    Cadence Design Systems, Inc.*.....      3,700        101,750
    Checkfree Holdings Corp.*.........      1,100         47,369
    Cisco Systems, Inc.*@.............     89,200      3,411,899
    DST Systems, Inc.*................      1,800        120,600
    Electronic Arts, Inc.*@...........      5,600        238,700
    Emulex Corp.*@....................        600         47,963
    Extreme Networks, Inc.*...........        500         19,563
    Fiserv, Inc.*.....................      4,525        214,655
    Homestore.com, Inc.*..............      1,500         30,188
    I2 Technologies, Inc.*@...........      2,600        141,375
    InfoSpace.com, Inc.*@.............      3,000         26,531
    Inktomi Corp.*....................      1,400         25,025
    Integrated Silicon Solution*......      1,500         21,563
    Intuit, Inc.*.....................      1,200         47,325
    Manugistics Group, Inc.*@.........      1,600         91,200
    Microsoft Corp.*..................     52,700      2,292,449
    NetIQ Corp.*......................        600         52,425
    Nvidia Corp.*@....................        700         22,936

                                         SHARES        VALUE
                                         ------        -----
    Openwave Systems, Inc.*@..........        805   $     38,590
    Oracle Corp.*@....................     78,500      2,281,405
    Packeteer, Inc.*..................        800          9,900
    Peregrine Systems, Inc.*..........      2,800         55,300
    Rational Software Corp.*@.........      2,500         97,344
    Redback Networks, Inc.*@..........      1,100         45,100
    Siebel Systems, Inc.*@............      8,000        541,999
    SunGard Data Systems, Inc.*@......      3,200        150,800
    Symantec Corp.*@..................      1,500         50,063
    Tech Data Corp.*..................      9,000        243,422
    Tibco Software, Inc.*@............      1,800         86,288
    Unisys Corp.*.....................     24,500        358,313
    Veritas Software Corp.*@..........      5,000        437,499
                                                    ------------
                                                      12,921,540
                                                    ------------
CONGLOMERATES -- 0.5%
    ITT Industries, Inc. .............      8,700        337,125
    Minnesota Mining & Manufacturing
      Co.*............................      3,100        373,550
    Philip Morris Co., Inc. ..........     25,700      1,130,800
    Viad Corp. .......................      7,400        170,200
                                                    ------------
                                                       2,011,675
                                                    ------------
CONSTRUCTION -- 0.1%
    Granite Construction, Inc. .......      2,650         76,684
    Jacobs Engineering Group, Inc.*...      1,600         73,900
    Lennar Corp.*.....................      1,400         50,750
    Toll Brothers, Inc.*..............        800         32,700
                                                    ------------
                                                         234,034
                                                    ------------
CONSUMER PRODUCTS & SERVICES -- 0.9%
    ACNielson Corp.*..................      3,100        112,375
    Clorox Co. .......................      3,256        115,588
    Colgate-Palmolive Co.@............      7,500        484,125
    Dial Corp.*.......................      3,600         39,600
    Eastman Kodak Co. ................      4,200        165,375
    Fortune Brands, Inc.*.............      4,100        123,000
    Gillette Co. .....................     14,000        505,750
    Keane, Inc.*......................      2,600         25,350
    Lancaster Colony Corp. ...........      1,550         43,497
    Newell Rubbermaid, Inc. ..........      3,500         79,625
    Pittston Brink's Group............      1,300         25,838
    Procter & Gamble Co.@,,...........     16,000      1,255,000
    Shaw Industries, Inc.*............      5,100         96,581
    Universal Corp. ..................      1,800         63,000
    Vivendi Universal SA [ADR]*.......      4,400        287,375
                                                    ------------
                                                       3,422,079
                                                    ------------
CONTAINERS & PACKAGING -- 0.0%
    Sonoco Products Co. ..............      3,910         84,554
                                                    ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 3.6%
    Analog Devices, Inc.*@............     17,700        906,018
    Arrow Electronics, Inc.*@.........      5,600        160,300
    Coherent, Inc.*...................        500         16,250
    Comverse Technology, Inc.*@.......      1,800        195,525
    Cree, Inc.*@......................      3,000        106,594
    DDI Corp.*........................        400         10,900
    Diebold, Inc.@....................      2,700         90,113
    Flextronics International
      Ltd.*@..........................     21,400        609,900

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
    General Electric Co.@.............    157,900   $  7,569,330
    Harman International Industries,
      Inc. ...........................        700         25,550
    Harmonic, Inc.*...................      3,800         21,613
    Hitachi Ltd. [ADR]................      2,500        216,406
    Hubbell, Inc. Cl-B*...............      2,500         66,250
    Jabil Circuit, Inc.*..............     21,600        548,100
    KEMET Corp.*@.....................      1,200         18,150
    KLA-Tencor Corp.*@................     14,400        485,100
    Koninklijke (Royal) Philips
      Electronics NV*.................      8,489        307,742
    Kopin Corp.*......................      3,100         34,294
    Littelfuse, Inc.*.................      1,000         28,625
    Metromedia Fiber Network, Inc.
      Cl-A*...........................      3,400         34,425
    Pentair, Inc.*....................      4,600        111,263
    Rockwell International Corp. .....      3,000        142,875
    SCI Systems, Inc.*@...............     24,600        648,825
    Solectron Corp.*..................     22,900        776,310
    Symbol Technologies, Inc.@... ....      2,243         80,748
    Teleflex, Inc. ...................      1,800         79,538
    Texas Instruments, Inc. ..........     22,000      1,042,249
    Varian, Inc.*.....................      1,900         64,363
    Vishay Intertechnology,
      Inc.*@..........................        900         13,613
                                                    ------------
                                                      14,410,969
                                                    ------------
ENERGY SERVICES -- 0.1%
    Dynegy, Inc. .....................      3,500        196,219
    Energen Corp. ....................        700         22,531
                                                    ------------
                                                         218,750
                                                    ------------
ENTERTAINMENT & LEISURE -- 0.8%
    Carnival Corp. ...................      7,700        237,256
    Disney, (Walt) Co. ...............     26,592        769,506
    Harley-Davidson, Inc.@............      2,100         83,475
    International Game Technology*....      1,700         81,600
    Mandalay Resort Group*@...........      5,000        109,688
    Time Warner, Inc.@................     15,200        794,048
    Viacom, Inc. Cl-B*@...............     19,765        924,014
                                                    ------------
                                                       2,999,587
                                                    ------------
ENVIRONMENTAL SERVICES -- 0.2%
    Republic Services, Inc.*..........      2,300         39,531
    Tetra Tech, Inc.*.................      1,643         52,371
    Waste Management, Inc. ...........     27,059        750,887
                                                    ------------
                                                         842,789
                                                    ------------
FARMING & AGRICULTURE -- 0.0%
    Delta & Pine Land Co. ............      1,400         29,313
                                                    ------------
FINANCIAL-BANK & TRUST -- 2.8%
    Astoria Financial Corp. ..........      3,200        173,800
    Australia & New Zealand Banking
      Group Ltd. [ADR]................      3,600        144,000
    Banco Bilbao Vizcaya Argentaria SA
      [ADR]...........................     36,300        533,156
    Banco Bradesco SA [ADR]...........     33,000        236,924
    Banco Frances SA [ADR]............     10,660        223,860
    Banco Santiago SA*................     14,200        277,788
    Bank of America Corp.*............     19,760        906,489
    Bank of New York Co., Inc. .......     10,400        573,950

                                         SHARES        VALUE
                                         ------        -----
    Bank United Corp.*................        900   $     61,369
    Chase Manhattan Corp.@............     21,718        986,811
    City National Corp. ..............      1,800         69,863
    Compass Bancshares, Inc. .........      4,500        107,438
    Dime Bancorp, Inc. ...............      5,100        150,769
    Fifth Third Bancorp@..............     22,637      1,352,560
    First Tennessee National Corp. ...      5,400        156,263
    First Union Corp. ................     22,600        628,562
    First Virginia Banks, Inc. .......      2,000         96,000
    GreenPoint Financial Corp. .......      3,000        122,813
    Hibernia Corp. Cl-A...............      5,500         70,125
    M&T Bank Corp. ...................        700         47,600
    Marshall & Ilsley Corp. ..........      1,100         55,913
    MBNA Corp. .......................      6,300        232,706
    Mellon Financial Corp. ...........     30,200      1,485,462
    Mercantile Bankshares Corp. ......      3,300        142,519
    Morgan, (J.P.) & Co., Inc. .......      2,100        347,550
    National Commerce Bancorp.*.......      4,900        121,275
    North Fork Bancorporation,
      Inc. ...........................      4,400        108,075
    Silicon Valley Bancshares@........      1,700         58,756
    Southtrust Corp. .................      3,200        130,200
    Synovus Financial Corp. ..........      7,600        204,725
    TCF Financial Corp. ..............      4,700        209,444
    UCBH Holdings, Inc. ..............      4,400        205,150
    Uniao de Bancos Brasileiros SA
      [GDR]...........................      8,000        235,500
    Valley National Bancorp...........      6,000        199,875
    Wilmington Trust Corp. ...........      1,900        117,919
    Zions Bancorp.....................      2,700        168,581
                                                    ------------
                                                      10,943,790
                                                    ------------
FINANCIAL SERVICES -- 3.3%
    Affiliated Managers Group,
      Inc.*...........................      1,400         76,825
    AMBAC Financial Group, Inc. ......      3,000        174,938
    American Express Co. .............     15,300        840,544
    Bear Stearns Companies, Inc. .....      1,195         60,572
    Block, (H&R), Inc. ...............      6,000        248,250
    Capital One Financial Corp.@......      2,500        164,531
    Citigroup, Inc. ..................     63,741      3,254,774
    Concord EFS, Inc.*................      6,450        283,397
    Countrywide Credit Industries,
      Inc.*...........................      1,200         60,300
    Dun & Bradstreet Corp.*...........      1,250         32,344
    Eaton Vance Corp.*................      3,000         96,750
    Edwards, (A.G.), Inc. ............      3,350        158,916
    Factset Research Systems, Inc.*...      1,100         40,777
    Fannie Mae........................     14,000      1,214,499
    Federated Investors, Inc.*........      3,000         87,375
    Fleet Financial Group,
      Inc.*@..........................      4,156        156,110
    Franklin Resources, Inc. .........      5,700        217,170
    Freddie Mac.......................     10,600        730,075
    Golden West Financial Corp.*......      2,400        162,000
    Goldman Sachs Group, Inc.@........     11,000      1,176,312
    Household International, Inc. ....      5,600        308,000
    Investment Technology Group*......      3,700        154,475
    Legg Mason, Inc.*.................      1,400         76,300
    MBIA, Inc. .......................      1,100         81,538
    Merrill Lynch & Co., Inc.*........      7,800        531,863

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--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
    Moody's Corp. ....................      2,500   $     64,219
    Morgan Stanley Dean Witter &
      Co.*............................      9,670        766,348
    Providian Financial Corp.*@.......      3,000        172,500
    USA Education, Inc. ..............      1,700        115,600
    Waddell & Reed Financial, Inc.
      Cl-A@...........................      3,101        116,656
    Washington Mutual, Inc.@..........      5,750        305,109
    Wells Fargo & Co. ................     16,700        929,981
                                                    ------------
                                                      12,859,048
                                                    ------------
FOOD -- 0.9%
    Albertson's, Inc. ................      6,024        159,636
    Dean Foods Corp. .................      1,400         42,963
    Diageo PLC [ADR]..................      6,547        290,523
    Dole Food Co. ....................      2,800         45,850
    Flowers Industries, Inc. .........      3,000         47,250
    General Mills, Inc. ..............      5,000        222,813
    Heinz, (H.J.) Co. ................     10,350        490,977
    Kroger Co.*@......................     16,800        454,650
    McCormick & Co., Inc. ............      4,100        147,856
    Quaker Oats Co. ..................      1,700        165,538
    Ralston Purina Group@.............      5,000        130,625
    Safeway, Inc.*@...................      6,060        378,750
    Sara Lee Corp. ...................     12,400        304,575
    Sensient Technologies Corp. ......      3,700         84,175
    Smithfield Foods, Inc.*...........      1,200         36,480
    Tootsie Roll Industries, Inc. ....        800         36,850
    Unilever NV NY Reg. ..............      6,443        405,506
                                                    ------------
                                                       3,445,017
                                                    ------------
FURNITURE -- 0.0%
    Furniture Brands International,
      Inc.*...........................      2,200         46,338
                                                    ------------
HEALTH CARE -- 0.0%
    Medarex, Inc.*....................        500         20,375
    Protein Design Labs, Inc.*@.......        500         43,438
                                                    ------------
                                                          63,813
                                                    ------------
HEALTHCARE SERVICES -- 0.6%
    Amgen, Inc.*......................     12,500        799,218
    Apria Healthcare Group, Inc.*.....      3,600        107,100
    Gentiva Health Services, Inc.*....        500          6,688
    Health Management Associates, Inc.
      Cl-A*...........................      7,850        162,888
    Health Net, Inc.*.................      6,400        167,600
    IMS Health, Inc. .................      5,000        135,000
    Oxford Health Plans, Inc.*........      1,300         51,350
    Quorum Health Group, Inc.*........      3,600         56,700
    Tenet Healthcare Corp.@...........      1,400         62,213
    United HealthGroup, Inc.@.........      8,000        490,999
    Wellpoint Health Networks,
      Inc.*...........................      2,100        242,025
                                                    ------------
                                                       2,281,781
                                                    ------------
HOTELS & MOTELS -- 0.0%
    Marriott International, Inc.
      Cl-A............................      3,000        126,750
    Starwood Hotels & Resorts
      Worldwide, Inc. [REIT]..........      1,400         49,350
                                                    ------------
                                                         176,100
                                                    ------------

                                         SHARES        VALUE
                                         ------        -----
INSURANCE -- 1.9%
    Allmerica Financial Corp. ........      2,300   $    166,750
    Allstate Corp.@...................     10,600        461,762
    American Financial Group,
      Inc.@...........................      1,600         42,500
    American General Corp. ...........      2,000        163,000
    American International Group,
      Inc. ...........................     28,530      2,811,987
    AON Corp. ........................      2,900         99,325
    Arthur J. Gallagher & Co. ........        500         31,813
    Chubb Corp. ......................      3,300        285,450
    CIGNA Corp. ......................      3,900        515,969
    Jefferson-Pilot Corp. ............      1,700        127,075
    Lincoln National Corp. ...........      3,400        160,863
    Loews Corp. ......................      3,000        310,688
    Marsh & McLennan Co., Inc. .......      3,500        409,500
    MetLife, Inc.*@...................      4,600        161,000
    MGIC Investment Corp. ............      1,400         94,413
    Old Republic International
      Corp. ..........................     12,000        384,000
    Progressive Corp. ................      1,000        103,625
    Radian Group, Inc. ...............      1,200         90,075
    St. Paul Companies, Inc. .........      2,900        157,506
    StanCorp Financial Group, Inc. ...      1,000         47,750
    The Hartford Financial Services
      Group, Inc. ....................      3,000        211,875
    Torchmark Corp. ..................      4,600        176,813
    Transatlantic Holdings, Inc. .....      1,050        111,169
    Unitrin, Inc. ....................      2,800        113,750
    UNUM Corp. .......................      4,974        133,676
    Xl Capital Ltd. ..................      2,300        200,963
                                                    ------------
                                                       7,573,297
                                                    ------------
INTERNET SERVICES -- 0.7%
    Akamai Technologies, Inc.*@.......        500         10,531
    America Online, Inc.*.............     22,600        786,479
    Art Technology Group, Inc.*@......        600         18,338
    BroadVision, Inc.*................      3,700         43,706
    CNET Networks, Inc.*..............      8,100        129,473
    Digex, Inc.*......................      1,000         22,500
    E.Piphany, Inc.*@.................        600         32,363
    Exodus Communications,
      Inc.*@..........................     12,000        240,000
    Goto.com, Inc.*...................      1,300          9,506
    Internet Security Systems,
      Inc.*...........................      1,900        149,031
    IntraNet Solutions, Inc.*.........      1,000         51,000
    Juniper Networks, Inc.*@..........      4,700        592,494
    Macromedia, Inc.*.................      1,700        103,275
    Pacific Century CyberWorks
      Ltd.*@..........................      6,369         39,010
    Register.com, Inc.*...............      3,300         23,100
    SonicWALL, Inc.*..................      2,300         37,375
    VeriSign, Inc.*@..................      4,800        356,100
    Verity, Inc.*.....................      1,000         24,063
    VerticalNet, Inc.*................        800          5,325
    Vignette Corp.*...................      1,900         34,200
    WebMD Corp.*......................      1,400         11,113
    Yahoo!, Inc.*@....................      7,000        211,203
                                                    ------------
                                                       2,930,185
                                                    ------------

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--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
LUMBER & WOOD PRODUCTS -- 0.0%
    Deltic Timber Corp.*..............        342   $      8,165
    Rayonier, Inc. ...................      1,600         63,700
                                                    ------------
                                                          71,865
                                                    ------------
MACHINERY & EQUIPMENT -- 0.6%
    AGCO Corp. .......................      2,100         25,463
    Asyst Technologies, Inc.*.........      2,000         26,875
    Baker Hughes, Inc. ...............      7,000        290,937
    Black & Decker Corp. .............      2,700        105,975
    Cognex Corp.*.....................      1,300         28,763
    Cooper Cameron Corp.*.............      1,100         72,669
    Cooper Industries, Inc. ..........        900         41,344
    Danaher Corp.@....................      1,700        116,238
    Disco Corp. ......................      1,000         54,291
    Federal Signal Corp. .............      3,600         70,650
    Flowserve Corp. ..................      2,900         61,988
    Gencorp, Inc.*....................      2,800         26,950
    Grainger, (W.W.), Inc. ...........      1,200         43,800
    Grant Prideco, Inc.*..............      2,320         50,895
    Illinois Tool Works, Inc. ........      3,400        202,512
    Kaydon Corp. .....................      2,200         54,725
    Nordson Corp. ....................      2,000         51,000
    Pall Corp. .......................     23,100        492,318
    Precision Castparts Corp. ........      2,800        117,774
    Smith International, Inc.*........      2,000        149,124
    Tecumseh Products Co. Cl-A........      1,400         58,713
    Weatherford International,
      Inc.*@..........................      2,320        109,620
                                                    ------------
                                                       2,252,624
                                                    ------------
MEDICAL SUPPLIES & EQUIPMENT -- 1.5%
    Abbott Laboratories...............     14,800        716,875
    Affymetrix, Inc.*@................      3,800        282,863
    Apogent Technologies, Inc.*.......      3,700         75,850
    Applera Corp. -- Celera Genomics
      Group*..........................        700         25,156
    Baxter International, Inc. .......      4,000        353,250
    Beckman Coulter, Inc. ............      4,200        176,138
    Bergen Brunswig Corp. Cl-A........      3,800         60,154
    Cytyc Corp.*@.....................      2,100        131,381
    Dentsply International, Inc.*.....        900         35,213
    Edwards Lifesciences Corp.*.......        960         17,040
    Forest Laboratories, Inc.*........        600         79,725
    Genzyme Biosurgery Corp.*.........         21            182
    Genzyme Corp.*@...................      1,500        134,906
    Guidant Corp.*@...................      6,000        323,625
    Hillenbrand Industries, Inc. .....      2,200        113,300
    Invitrogen Corp.*.................      1,562        134,918
    Johnson & Johnson Co.@............     16,600      1,744,037
    Laboratory Corp. of America*......        400         70,400
    Medtronic, Inc. ..................     17,100      1,032,412
    MiniMed, Inc.*....................        800         33,625
    Quest Diagnostic, Inc.*...........        500         71,000
    St. Jude Medical, Inc.*@..........      1,400         86,013
    STERIS Corp.*.....................      4,000         64,500
    Techne Corp.*.....................      2,600         93,763
    Varian Medical Systems, Inc.*.....      1,900        129,081
                                                    ------------
                                                       5,985,407
                                                    ------------

                                         SHARES        VALUE
                                         ------        -----
METALS & MINING -- 0.3%
    Alcoa, Inc. ......................     15,600   $    522,599
    Allegheny Technologies, Inc. .....      3,800         60,325
    Barrick Gold Corp.@... ...........      7,000        114,660
    Brush Wellman, Inc. ..............      2,400         48,450
    Carpenter Technology Corp. .......      2,200         77,000
    Cleveland-Cliffs, Inc. ...........      1,500         32,344
    Newmont Mining Corp. .............      7,000        119,438
    Phelps Dodge Corp.@...............      3,400        189,763
    USX-U.S. Steel Group, Inc. .......      1,500         27,000
                                                    ------------
                                                       1,191,579
                                                    ------------
OFFICE EQUIPMENT -- 0.1%
    Herman Miller, Inc. ..............      3,900        112,125
    Pitney Bowes, Inc. ...............      3,200        106,000
    Standard Register Co. ............      2,700         38,475
    Wallace Computer Service, Inc. ...      2,900         49,300
                                                    ------------
                                                         305,900
                                                    ------------
OIL & GAS -- 3.4%
    Amerada Hess Corp.@...............      3,500        255,719
    Anadarko Petroleum Corp...........      4,106        291,854
    BJ Services Co.*@.................      6,100        420,138
    BP Amoco PLC [ADR]................     15,200        727,700
    Cabot Oil & Gas Corp. ............      1,600         49,900
    Chevron Corp. ....................      9,400        793,712
    Conoco, Inc. Cl-B*................      2,570         74,369
    ENI Co. SPA [ADR].................      5,500        353,719
    Ensco International, Inc.@........      5,500        187,344
    Exxon Mobil Corp. ................     43,033      3,741,180
    Global Marine, Inc.*..............      6,700        190,113
    Marine Drilling Co., Inc.*........      1,100         29,425
    MCN Energy Group, Inc. ...........      3,600         99,675
    Murphy Oil Corp. .................      2,400        145,050
    National Fuel Gas Co. ............      1,200         75,525
    Noble Affiliates, Inc. ...........      2,500        115,000
    Noble Drilling Corp.*.............      3,300        143,344
    Occidental Petroleum Corp. .......      9,600        232,800
    Ocean Energy, Inc.*...............      2,200         38,225
    Petroleo Brasileiro SA [ADR]......     17,900        420,238
    Repsol SA [ADR]...................      6,700        108,038
    Royal Dutch Petroleum Co. NY
      Reg. ...........................     40,300      2,440,668
    Schlumberger Ltd.@................      7,000        559,563
    Shell Transport & Trading Co.
      [ADR]...........................      6,700        330,813
    Texaco, Inc. .....................      6,200        385,175
    Tidewater, Inc. ..................      5,800        257,375
    Total Fina Elf SA [ADR]...........      2,007        145,884
    Transocean Sedco Forex,
      Inc.@...........................      2,539        116,794
    Unocal Corp.@.....................      5,200        201,175
    USX-Marathon Group, Inc. .........      5,400        149,850
    Valero Energy Corp. ..............      3,800        141,313
    WGL Holdings, Inc. ...............      3,100         94,356
    Williams Companies, Inc. .........      7,000        279,563
                                                    ------------
                                                      13,595,597
                                                    ------------
PAPER & FOREST PRODUCTS -- 0.3%
    Bowater, Inc. ....................      1,300         73,288
    Georgia-Pacific Timber Group......      3,100         92,806

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--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
    Glatfelter, (P.H.) Co. ...........      2,600   $     32,370
    International Paper Co.@..........      5,000        204,063
    Kimberly-Clark Corp. .............      6,100        431,208
    Mead Corp. .......................      2,300         72,163
    Packaging Corp. of America*.......      8,400        135,450
    Potlatch Corp. ...................      1,200         40,275
    Wausau-Mosinee Paper Corp. .......      3,700         37,463
    Weyerhaeuser Co. .................      4,500        228,374
                                                    ------------
                                                       1,347,460
                                                    ------------
PERSONAL SERVICES -- 0.0%
    Matthews International Corp.
      Cl-A............................      1,100         34,719
                                                    ------------
PHARMACEUTICALS -- 4.3%
    Abgenix, Inc.*....................      1,900        112,219
    Al Pharma, Inc.*@.................      1,200         52,650
    American Home Products Corp. .....     18,400      1,169,319
    AstraZeneca Group PLC [ADR].......     12,000        618,000
    Cardinal Health, Inc. ............      3,100        308,838
    Carter-Wallace, Inc.*.............      1,700         56,738
    Celgene Corp.*@...................        500         16,250
    Cephalon, Inc.*...................        428         27,098
    CORR Therapeutics*@...............        900         31,669
    Enzon, Inc.*@.....................      1,200         74,475
    Genentech, Inc.*@.................      6,800        554,200
    Gilead Sciences, Inc.*@...........      1,700        140,994
    Glaxo Wellcome PLC [ADR]..........     12,100        677,600
    Human Genome Sciences,
      Inc.*@..........................      2,800        194,075
    IDEC Pharmaceutical Corp.*@.......        600        113,738
    Immunex Corp.*@...................     10,700        434,688
    Incyte Pharmaceuticals, Inc.*.....      2,000         49,750
    Ivax Corp.*@......................      6,100        233,630
    King Pharmaceuticals, Inc.*.......        725         37,473
    Lilly, (Eli) & Co. ...............      8,600        800,338
    MedImmune, Inc.*@.................      4,500        214,594
    Merck & Co., Inc. ................     27,700      2,593,412
    Millennium Pharmaceuticals,
      Inc.*...........................      3,200        198,000
    Mylan Laboratories, Inc. .........      5,100        128,456
    Myriad Genetics, Inc.*............        300         24,825
    Omnicare, Inc. ...................     18,600        402,225
    Pfizer, Inc. .....................     99,550      4,579,299
    Pharmacia Corp.@..................     26,325      1,605,824
    QLT PhotoTherapeutics,
      Inc.*@..........................      4,600        128,800
    Sepracor, Inc.*@..................        400         32,050
    Vertex Pharmaceuticals*...........        400         28,600
    Waters Corp.*@....................      9,200        768,200
                                                    ------------
                                                      16,408,027
                                                    ------------
PRECIOUS METALS -- 0.0%
    Battle Mountain Gold Co.*.........     13,900         23,456
    Inco Ltd.*........................      4,400         73,744
                                                    ------------
                                                          97,200
                                                    ------------
PRINTING & PUBLISHING -- 0.2%
    Banta Corp. ......................      2,900         73,718
    Belo, (A.H.) Corp. Cl-A...........      3,400         54,400
    Donnelley, (R.R.) & Sons Co. .....      2,600         70,200
    Lexmark International Group, Inc.
      Cl-A*@..........................      1,500         66,469

                                         SHARES        VALUE
                                         ------        -----
    McGraw-Hill Co., Inc. ............      3,500   $    205,187
    Readers Digest Association,
      Inc.@...........................      1,700         66,513
    Scholastic Corp.*.................        600         53,175
    Tribune Co.@......................      4,200        177,450
                                                    ------------
                                                         767,112
                                                    ------------
RAILROADS -- 0.1%
    Norfolk Southern Corp. ...........      6,000         79,875
    Union Pacific Corp.@..............      3,000        152,250
                                                    ------------
                                                         232,125
                                                    ------------
REAL ESTATE -- 0.1%
    Apartment Investment & Management
      Co. Cl-A [REIT].................        600         29,963
    Boston Properties, Inc. [REIT]....      1,000         43,500
    Catellus Development Corp.*.......      2,000         35,000
    Duke Realty Investments, Inc. ....      2,100         51,713
    Equity Office Properties Trust
      [REIT]..........................      4,000        130,499
    Equity Residential Properties
      Trust [REIT]*...................      2,200        121,688
    Spieker Properties, Inc. [REIT]...        600         30,075
                                                    ------------
                                                         442,438
                                                    ------------
RESTAURANTS -- 0.3%
    Brinker International, Inc.*......      1,800         76,050
    CBRL Group, Inc. .................      1,700         30,919
    Darden Restaurants, Inc. .........      6,500        148,688
    McDonald's Corp. .................     16,200        550,799
    Outback Steakhouse, Inc.*.........      7,000        181,125
    Tricon Global Restaurants,
      Inc.*@..........................      1,480         48,840
                                                    ------------
                                                       1,036,421
                                                    ------------
RETAIL & MERCHANDISING -- 1.8%
    BJ's Wholesale Club, Inc.*........      1,500         57,563
    Circuit City Stores, Inc. ........      4,000         46,000
    Costco Companies, Inc.*@..........      2,300         91,856
    CVS Corp.@........................      3,100        185,806
    Dollar Tree Stores, Inc.*.........      1,700         41,650
    Family Dollar Stores, Inc. .......     12,900        276,544
    Federated Department Stores,
      Inc.*...........................      2,500         87,500
    Gap, Inc. ........................     12,037        306,944
    Harcourt General, Inc. ...........      1,800        102,960
    Home Depot, Inc.@.................     28,800      1,315,799
    Kohl's Corp.*@....................      5,000        305,000
    Lowe's Companies, Inc. ...........      4,400        195,800
    May Department Stores Co.@........      5,850        191,588
    Nordstrom, Inc. ..................      1,900         34,556
    Target Corp. .....................     14,800        477,300
    The Neiman-Marcus Group, Inc.
      Cl-A*...........................      4,300        152,919
    Tiffany & Co.@....................      6,200        196,075
    TJX Companies, Inc.@..............      5,600        155,400
    Wal-Mart Stores, Inc. ............     51,100      2,714,687
    Walgreen Co. .....................      8,400        351,225
                                                    ------------
                                                       7,287,172
                                                    ------------

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--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
SCIENCE & TECHNOLOGY -- 0.1%
    Applera Corp. -- Applied
      Biosystems Group................      3,700   $    348,031
                                                    ------------
SEMICONDUCTORS -- 1.4%
    Alliance Semiconductor Corp.*.....      1,100         12,444
    Altera Corp.*@....................      6,400        168,400
    Applied Materials, Inc.*..........     12,000        458,250
    Applied Micro Circuits
      Corp.*@.........................      7,400        555,346
    Atmel Corp.*@.....................     12,200        141,825
    Globespan, Inc.*@.................        400         11,000
    Integrated Device Technology,
      Inc.*...........................        900         29,813
    Intel Corp. ......................     71,300      2,156,824
    JDS Uniphase Corp.*@..............     10,200        425,213
    Lam Research Corp.*@..............      2,700         39,150
    Lattice Semiconductor
      Corp.*@.........................      2,400         44,100
    LTX Corp.*........................      2,200         28,497
    Maxim Integrated Products,
      Inc.*...........................      8,400        401,625
    Microchip Technology, Inc.*.......      1,600         35,100
    Newport Corp.*@...................      1,100         86,470
    Pericom Semiconductor Corp.*......      1,200         22,200
    PMC-Sierra, Inc.*@................      1,500        117,938
    QLogic Corp.*.....................        700         53,900
    SDL, Inc.*@.......................      1,100        163,006
    Semtech Corp.*....................        600         13,238
    TranSwitch Corp.*@................      1,600         62,600
    TriQuint Semiconductor, Inc.*.....      1,400         61,163
    Varian Semiconductor Equipment
      Associates, Inc.*...............      1,900         45,125
    Xilinx, Inc.*.....................      7,200        332,100
                                                    ------------
                                                       5,465,327
                                                    ------------
TELECOMMUNICATIONS -- 4.9%
    ADC Telecommunications,
      Inc.*@..........................      9,600        174,000
    Adtran, Inc.*.....................      1,600         34,000
    Advanced Fibre Communication,
      Inc.*...........................      1,400         25,288
    Allegiance Telecom, Inc.*.........     22,100        492,070
    Alltel Corp. .....................      4,908        306,443
    American Tower Corp. Cl-A*@.......      2,200         83,325
    AT&T Canada, Inc. NY Reg. 144A*+..        342          8,984
    AT&T Corp.@.......................     44,000        761,750
    AT&T Corp. Liberty Media Group
      Cl-A*...........................     48,800        661,850
    Avaya, Inc.*......................      3,213         33,134
    BellSouth Corp. ..................     11,900        487,156
    British Telecommunications PLC
      [ADR]...........................      3,000        260,250
    BroadWing, Inc.@..................      4,300         98,094
    Ciena Corp.*@.....................      3,200        260,400
    Comcast Corp. Cl-A*...............      8,600        359,050
    Copper Mountain Networks, Inc.*...      1,600          9,450
    Cox Communications, Inc.
      Cl-A*@..........................      5,273        245,524
    Crown Castle International
      Corp.*@.........................      2,000         54,125
    Ericsson, (L.M.) Telephone Co.
      [ADR]@..........................     50,800        568,325
    Finisar Corp.*....................      1,400         40,600
    France Telecom SA [ADR]...........      6,100        522,694
    Leap Wireless International,
      Inc.*...........................        400         10,000
    Lucent Technologies, Inc. ........     39,365        531,428

                                         SHARES        VALUE
                                         ------        -----
    McLeodUSA, Inc. Cl-A*@............     27,134   $    383,268
    Millicom International Cellular
      SA*.............................      7,200        165,600
    Motorola, Inc. ...................     24,400        494,100
    Natural MicroSystems Corp.*.......      1,600         15,800
    Nokia Corp. Cl-A [ADR]@...........     35,100      1,526,849
    Nortel Networks Corp. NY
      Reg.*@..........................     21,820        699,604
    NTL, Inc.*@.......................      3,700         88,569
    Plantronics, Inc.*................        700         32,900
    Polycom, Inc.*....................      1,500         48,281
    Powertel, Inc.*...................      1,500         92,906
    Powerwave Technologies,
      Inc.*@..........................        700         40,950
    Proxim, Inc.*.....................        800         34,400
    QUALCOMM, Inc.*...................     10,000        821,875
    Qwest Communications
      International, Inc.*............      9,100        373,100
    RF Micro Devices, Inc.*@..........      1,000         27,438
    SBC Communications, Inc. .........     26,633      1,271,725
    Spectrasite Holdings, Inc.*.......      1,600         21,200
    Sprint Corp. (FON Group)..........     23,300        473,281
    Sprint Corp. (PCS Group)*@........     15,400        314,738
    Sycamore Networks, Inc.*..........      2,100         78,225
    Telecom Corp. of New Zealand Ltd.
      [ADR]...........................      1,700         28,369
    Telefonica SA [ADR]*..............      9,175        458,750
    Telefonos de Mexico SA Cl-L
      [ADR]@..........................     17,600        794,200
    Telephone & Data Systems, Inc. ...        900         81,000
    Tellabs, Inc.*....................      4,900        276,850
    Time Warner Telecom, Inc.
      Cl-A*@..........................      1,200         76,125
    Univision Communications,
      Inc.*@..........................      3,200        131,000
    Verizon Communications, Inc. .....     28,184      1,412,722
    Vodafone Airtouch PLC [ADR]@......     18,400        658,950
    Voicestream Wireless Corp.*@......      2,600        261,625
    Western Wireless Corp.
      Cl-A*@..........................     15,900        623,081
    WorldCom, Inc.*...................     82,145      1,150,030
    XO Communications, Inc.*..........      5,700        101,531
                                                    ------------
                                                      19,086,982
                                                    ------------
TRANSPORTATION -- 0.2%
    Alexander & Baldwin, Inc. ........      2,500         65,625
    C.H. Robinson Worldwide, Inc.*....      2,400         75,450
    CNF Transportation, Inc. .........      5,000        169,062
    Eagle USA Airfreight, Inc.*@......      3,200         76,600
    Expeditors International of
      Washington, Inc.*...............        800         42,950
    FedEx Corp.*......................      3,500        139,860
    Landair Services, Inc.*...........      1,000         37,313
    Nippon Yusen Kabushiki [ADR]*.....     36,000        148,791
    United Parcel Service, Inc.
      Cl-B............................      1,100         64,694
                                                    ------------
                                                         820,345
                                                    ------------
UTILITIES -- 1.3%
    Allegheny Energy, Inc. ...........      1,400         67,463
    American Water Works Co., Inc. ...      3,400         99,875
    Calpine Corp.*@...................      2,700        121,669
    Centrais Eletricas Brasileiras SA
      [ADR]*..........................     20,200        186,515

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
    DPL, Inc.@........................      5,600   $    185,850
    Duke Energy Corp.@................      6,100        520,024
    Empresa Nacional de Electridad SA
      [ADR]...........................     22,530        245,014
    Energy East Corp. ................      3,400         66,938
    Enron Corp.@,,....................      4,300        357,438
    Entergy Corp.@....................      6,200        262,338
    Exelon Corp. .....................     11,175        784,596
    Idacorp, Inc. ....................      1,800         88,313
    IPALCO Enterprises, Inc. .........      2,200         53,213
    Kansas City Power & Light Co. ....      4,000        109,750
    Niagara Mohawk Holdings, Inc.*....     43,900        732,580
    Oklahoma Gas & Electric Co. ......      2,900         70,869
    Potomac Electric Power Co. .......      4,900        121,079
    Reliant Energy, Inc. .............     10,100        437,455
    SCANA Corp. ......................      2,272         67,166
    Sierra Pacific Resources..........      4,000         64,250
    Teco Energy, Inc. ................      2,200         71,225
    TXU Corp. ........................      4,000        177,250
    UtiliCorp United, Inc. ...........      3,450        106,950
    Wisconsin Energy Corp. ...........      5,200        117,325
                                                    ------------
                                                       5,115,145
                                                    ------------
TOTAL COMMON STOCK
  (Cost $136,624,150).................               179,907,327
                                                    ------------
                                           PAR
                                          (000)
                                        ---------
CORPORATE OBLIGATIONS -- 15.5%
AEROSPACE -- 0.4%
    Anteon Corp.
      12.00%, 05/15/09................  $     150        132,563
    Boeing Co.
      6.35%, 06/15/03.................        120        121,580
    Dyncorp, Inc.
      9.50%, 03/01/07.................        200        165,000
    Raytheon Co.
      6.50%, 07/15/05.................      1,000        999,643
                                                    ------------
                                                       1,418,786
                                                    ------------
AIRLINES -- 0.2%
    Delta Airlines
      7.70%, 12/15/05.................        700        693,062
                                                    ------------
AUTOMOTIVE PARTS -- 0.1%
    Lear Corp.
      8.11%, 05/15/09.................        300        272,666
    Safelite Glass Corp. Cl-B
      9.875%, 12/15/06................        200          2,500
    Venture Holdings Trust
      9.50%, 07/01/05.................        200         82,000
                                                    ------------
                                                         357,166
                                                    ------------
BEVERAGES -- 0.1%
    Anheuser-Busch Companies, Inc.
      7.00%, 12/01/25.................        150        146,243

                                           PAR
                                          (000)        VALUE
                                          -----        -----
    Cott Corp.
      9.375%, 07/01/05................  $     250   $    245,000
      8.50%, 05/01/07.................        100         94,750
                                                    ------------
                                                         485,993
                                                    ------------
BROADCASTING -- 0.2%
    Acme Television Co. Cl-B
      11.551%, 09/30/04 [STEP]........        175        152,250
    Charter Communications Holdings
      LLC
      8.25%, 04/01/07.................        300        273,000
    Sinclair Broadcasting Group, Inc.
      8.75%, 12/15/07.................        275        247,500
    UnitedGlobalCom, Inc. Cl-B
      11.459%, 02/15/08 [STEP]........        575        238,625
                                                    ------------
                                                         911,375
                                                    ------------
BUILDING MATERIALS -- 0.3%
    American Builders & Contractors
      Supply Co., Inc. Cl-B
      10.625%, 05/15/07...............        300        238,500
    American Standard, Inc.
      9.25%, 12/01/16.................         15         15,038
    Associated Materials, Inc.
      9.25%, 03/01/08.................        350        334,250
    Koppers Industry, Inc.
      9.875%, 12/01/07................        275        261,250
    Nortek, Inc.@
      9.875%, 03/01/04................        300        281,250
                                                    ------------
                                                       1,130,288
                                                    ------------
CABLE TELEVISION -- 0.5%
    Classic Cable, Inc.
      9.375%, 08/01/09................        500        227,500
    Cox Communications, Inc.
      7.875%, 08/15/09................        750        783,566
    Frontiervision LP
      12.352%, 09/15/07...............        250        216,250
    Northland Cable Television, Inc.
      10.25%, 11/15/07................        250        168,750
    Pegasus Communications Corp. Cl-B
      9.625%, 10/15/05sec.............        375        350,625
    Rogers Cablesystems of America,
      Inc. Cl-B
      10.00%, 03/15/05................        125        132,500
                                                    ------------
                                                       1,879,191
                                                    ------------
CHEMICALS -- 0.1%
    American Pacific Corp. 144A+
      9.25%, 03/01/05.................        225        224,156
    Hercules, Inc. 144A+
      11.125%, 11/15/07...............        175        175,875
                                                    ------------
                                                         400,031
                                                    ------------
CLOTHING & APPAREL -- 0.1%
    Dan River, Inc.
      10.125%, 12/15/03@..............        400        310,000
    Delta Mills, Inc.
      9.625%, 09/01/07................         75         65,625

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                                          (000)        VALUE
                                          -----        -----
    Dyersburg Corp. Cl-B+
      9.75%, 09/01/07.................  $     175   $      7,000
    Westpoint Stevens, Inc.
      7.875%, 06/15/05................        225        168,750
                                                    ------------
                                                         551,375
                                                    ------------
COMPUTER SERVICES & SOFTWARE -- 0.1%
    Exodus Communications, Inc.
      10.75%, 12/15/09................        400        346,000
                                                    ------------
CONSTRUCTION -- 0.1%
    Lennar Corp.
      9.95%, 05/01/10.................        250        256,250
    Newport News Shipbuilding, Inc.
      8.625%, 12/01/06................        150        151,500
                                                    ------------
                                                         407,750
                                                    ------------
CONSUMER PRODUCTS & SERVICES -- 0.2%
    Argosy Gaming Co.
      10.75%, 06/01/09................        300        314,250
    Chattem, Inc.
      12.75%, 06/15/04................        350        344,750
    Holmes Products Corp. Cl-D
      9.875%, 11/15/07................        250        111,250
                                                    ------------
                                                         770,250
                                                    ------------
CONTAINERS & PACKAGING -- 0.4%
    BWAY Corp.
      10.25%, 04/15/07................        250        230,000
    Consolidated Container Co.
      10.125%, 07/15/09...............        300        267,000
    Container Corp. of America
      9.75%, 04/01/03.................        150        150,750
      11.25%, 05/01/04................        100        100,500
    Packaging Corp. of America, Inc.
      9.625%, 04/01/09................        600        622,500
    Riverwood International Corp.
      10.25%, 04/01/06@...............        250        250,625
                                                    ------------
                                                       1,621,375
                                                    ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 0.2%
    Amkor Technology, Inc.@
      10.50%, 05/01/09................        200        188,500
    Flextronics International Ltd.
      144A+@.
      9.875%, 07/01/10................        350        343,000
    HCC Industries, Inc. 144A+
      10.75%, 05/15/07................        250        126,250
    L-3 Communications Holdings, Inc.
      10.375%, 05/01/07...............        150        155,250
                                                    ------------
                                                         813,000
                                                    ------------
ENTERTAINMENT & LEISURE -- 0.9%
    Bally Total Fitness Holdings Corp.
      Cl-C
      9.875%, 10/15/07................        225        209,813
    Cinemark USA, Inc. Cl-B
      8.50%, 08/01/08.................        175        104,125
    Harrahs Operating Co., Inc.
      7.875%, 12/15/05................        150        149,625

                                           PAR
                                          (000)        VALUE
                                          -----        -----
    International Game Technology
      8.375%, 05/15/09................  $     300   $    300,750
    Isle of Capri Casinos
      8.75%, 04/15/09.................        300        267,000
    Mohegan Tribal Gaming Authority
      8.125%, 01/01/06................        500        503,750
    Premier Parks, Inc.
      9.75%, 06/15/07.................        250        243,750
      9.563%, 04/01/08 [STEP].........        350        243,250
    Six Flags Entertainment Corp.
      8.875%, 04/01/06................        175        165,594
    Speedway Motorsports, Inc.
      8.50%, 08/15/07.................        300        295,875
    Station Casinos, Inc.
      10.125%, 03/15/06...............        300        312,000
    Time Warner Entertainment Co.
      7.25%, 09/01/08.................        500        515,965
    YankeeNets LLC 144A+
      12.75%, 03/01/07................        150        145,500
                                                    ------------
                                                       3,456,997
                                                    ------------
ENVIRONMENTAL SERVICES -- 0.0%
    Allied Waste North America Co.
      Cl-B
      7.625%, 01/01/06................        200        190,500
                                                    ------------
EQUIPMENT SERVICES -- 0.0%
    Coinmach Corp. Cl-D
      11.75%, 11/15/05................        125        125,313
                                                    ------------
FINANCIAL-BANK & TRUST -- 0.8%
    Banesto Delaware
      8.25%, 07/28/02.................         50         51,328
    Bank of America Corp.
      6.85%, 03/01/03.................        150        151,683
    Bank of Nova Scotia
      6.25%, 09/15/08.................         50         47,788
    BankUnited Capital Trust Corp.
      Cl-B 144A+
      10.25%, 12/31/26................        250        190,625
    Capital One Bank
      8.25%, 06/15/05.................        750        759,227
    CoreStates Home Equity Trust Corp.
      Cl-A
      6.65%, 05/15/09.................         23         23,314
    MBNA Corp.
      6.15%, 10/01/03.................        450        437,720
    National Australia Bank
      8.60%, 05/19/10.................        600        666,691
    Provident Bank Corp.
      7.125%, 03/15/03................        175        172,082
    Wells Fargo Co.
      7.25%, 08/24/05.................        750        781,241
                                                    ------------
                                                       3,281,699
                                                    ------------
FINANCIAL SERVICES -- 2.1%
    AIG Sunamerica Global Financial
      Services II 144A+
      7.60%, 06/15/05.................        600        635,942
    American Express Master Trust
      7.60%, 08/15/02.................        500        505,035

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                                          (000)        VALUE
                                          -----        -----
    ASAT Finance LLC Co. 144A+
      12.50%, 11/01/06................  $     195   $    184,275
    Deutsche Telekom Financial Corp.
      8.00%, 06/15/10.................        700        713,887
    Ford Motor Credit Corp.
      7.50%, 03/15/05.................        550        561,996
    Hartford Financial
      6.375%, 11/01/08................      1,000        977,277
    Household Finance Corp.
      8.00%, 05/09/05.................        400        420,210
    Intertek Finance PLC Cl-B
      10.25%, 11/01/06................        250        131,250
    Morgan Stanley Dean Witter & Co.
      5.625%, 01/20/04................        700        686,469
    Orion Power Holdings, Inc. 144A+
      12.00%, 05/01/10................        300        327,000
    Salomon, Inc.
      6.75%, 02/15/03.................        500        504,659
    State Street Corp.
      7.65%, 06/15/10.................        675        720,280
    USF&G Capital II Cl-B
      8.47%, 01/10/27.................        500        483,576
    Washington Mutual, Inc.
      8.25%, 04/01/10.................        700        741,784
    Wells Fargo & Co.
      6.25%, 04/15/08.................        700        679,630
                                                    ------------
                                                       8,273,270
                                                    ------------
FOOD -- 0.2%
    B&G Foods, Inc.
      9.625%, 08/01/07................        350        226,625
    Doane Pet Care Co.
      9.75%, 05/15/07.................        284        214,420
    Luigino's, Inc.
      10.00%, 02/01/06................        275        218,625
    New World Pasta Co.
      9.25%, 02/15/09.................        500        217,500
                                                    ------------
                                                         877,170
                                                    ------------
HEALTHCARE SERVICES -- 0.3%
    Lifepoint Hospitals Holdings
      10.75%, 05/15/09................        300        327,000
    Omnicare, Inc.
      5.00%, 12/01/07.................        125        100,625
    Quest Diagnostic, Inc.
      10.75%, 12/15/06................        125        132,188
    Tenet Healthcare Corp.
      8.00%, 01/15/05.................        600        610,499
    Triad Hospitals Cl-B
      11.00%, 05/15/09................        150        159,188
                                                    ------------
                                                       1,329,500
                                                    ------------
HOTELS & MOTELS -- 0.2%
    Courtyard By Marriott II Ltd. Cl-B
      10.75%, 02/01/08................        290        294,350
    John Q. Hammons Hotels
      9.75%, 10/01/05.................        400        364,000
                                                    ------------
                                                         658,350
                                                    ------------

                                           PAR
                                          (000)        VALUE
                                          -----        -----
INDUSTRIAL PRODUCTS -- 0.3%
    FICO Strips [ZCB] 144A+
      13.226%, 04/06/03...............  $   1,000   $    880,883
    Hexcel Corp.
      9.75%, 01/15/09.................        175        155,750
                                                    ------------
                                                       1,036,633
                                                    ------------
INSURANCE -- 0.1%
    New York Life Insurance Co. 144A+
      7.50%, 12/15/23.................        420        375,535
                                                    ------------
MACHINERY & EQUIPMENT -- 0.2%
    Hawk Corp.
      10.25%, 12/01/03................        450        434,250
    Westinghouse Air Brake Co.
      9.375%, 06/15/05................        400        358,000
                                                    ------------
                                                         792,250
                                                    ------------
METALS & MINING -- 0.3%
    Alcoa, Inc.
      7.375%, 08/01/10................        750        793,926
    Freeport-McMoRan Resource
      Partners, Inc. L.P.
      7.00%, 02/15/08.................        150        140,568
    P&L Coal Holdings Corp.
      8.875%, 05/15/08................        200        202,500
                                                    ------------
                                                       1,136,994
                                                    ------------
OFFICE EQUIPMENT -- 0.0%
    Global Imaging Systems, Inc.
      10.75%, 02/15/07................        200        143,000
                                                    ------------
OIL & GAS -- 0.5%
    Comstock Resources, Inc.
      11.25%, 05/01/07................        335        349,238
    Frontier Oil Corp.
      11.75%, 11/15/09................         25         24,906
    Nuevo Energy Co. Cl-B
      9.50%, 06/01/08.................        600        609,000
    Ocean Energy, Inc.
      8.375%, 07/01/08................        300        306,750
    Pride Petroleum Services, Inc.
      9.375%, 05/01/07................        250        258,750
    Universal Compression, Inc. [STEP]
      13.564%, 02/15/08...............        400        330,000
                                                    ------------
                                                       1,878,644
                                                    ------------
PAPER & FOREST PRODUCTS -- 0.2%
    International Paper Co.
      6.875%, 04/15/29................      1,000        875,674
    Repap New Brunswick Corp.
      11.50%, 06/01/04................         75         84,000
                                                    ------------
                                                         959,674
                                                    ------------
PHARMACEUTICALS -- 0.0%
    Owens & Minor, Inc.
      10.875%, 06/01/06...............         75         78,375
                                                    ------------
PRINTING & PUBLISHING -- 0.2%
    Hollinger International Publishing
      Co.
      9.25%, 03/15/07.................        400        402,000

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                                          (000)        VALUE
                                          -----        -----
    Sun Media Corp.
      9.50%, 05/15/07.................  $     163   $    159,129
    Ziff Davis Media, Inc. 144A+
      12.00%, 07/15/10................        250        197,500
                                                    ------------
                                                         758,629
                                                    ------------
REAL ESTATE -- 0.1%
    HMH Properties, Inc. Cl-B
      7.875%, 08/01/08................        250        241,250
                                                    ------------
RESTAURANTS -- 0.1%
    AFC Enterprises
      10.25%, 05/15/07................        350        330,750
    Jack in the Box, Inc.
      9.75%, 11/01/03.................        125        125,625
    McDonald's Corp.
      6.625%, 09/01/05................        100        101,153
                                                    ------------
                                                         557,528
                                                    ------------
RETAIL & MERCHANDISING -- 0.8%
    Dayton Hudson Corp.
      5.875%, 11/01/08................      1,500      1,412,733
    Federated Department Stores, Inc.
      7.00%, 02/15/28.................      1,000        821,255
    Kroger Co.
      8.05%, 02/01/10.................        700        754,025
    Wal-Mart Stores, Inc.
      7.25%, 06/01/13.................         85         92,654
                                                    ------------
                                                       3,080,667
                                                    ------------
SEMICONDUCTORS -- 0.1%
    Amkor Technologies, Inc.@
      9.25%, 05/01/06.................        300        284,250
                                                    ------------
TELECOMMUNICATIONS -- 4.1%
    Alaska Communications Systems
      9.375%, 05/15/09................        250        210,625
    Allegiance Telecom, Inc. Cl-B
      8.118%, 02/15/08 [STEP].........        250        157,500
    AT&T Corp.
      6.50%, 03/15/29.................      1,500      1,203,151
    British Telephone PLC
      8.125%, 12/15/10................        250        253,810
    Centurytel, Inc.
      8.375%, 10/15/10................        650        678,203
    Comcast Cable Communication, Inc.
      8.125%, 05/01/04................        400        416,855
    Dobson Communications
      10.875%, 07/01/10@..............        200        198,000
    Energis PLC
      9.75%, 06/15/09.................        600        549,000
    Focal Communications
      11.875%, 01/15/10...............        200        137,000
    Frontiervision LP
      11.00%, 10/15/06................        250        230,000
    Global Crossing Holdings Ltd.
      9.50%, 11/15/09.................        375        356,250
    Insight Midwest LP 144A+
      10.50%, 11/01/10................        600        625,500

                                           PAR
                                          (000)        VALUE
                                          -----        -----
    Intermedia Communications, Inc.
      Cl-B
      11.556%, 07/15/07 [STEP]........  $     500   $    302,500
    International Wire Group, Inc.
      Cl-B
      11.75%, 06/01/05................        350        343,000
    Lucent Technologies, Inc.
      6.90%, 07/15/01.................        500        494,368
    Mastec, Inc.
      7.75%, 02/01/08.................        450        416,250
    McLeodUSA, Inc.
      10.464%, 03/01/07 [STEP]........        400        334,000
    Metromedia Fiber Network, Inc.
      Cl-B
      10.00%, 11/15/08................        300        250,500
    MetroNet Communications Corp.
      8.759%, 06/15/08 [STEP].........        800        649,000
    Millicom International Cellular,
      Inc.
      13.997%, 06/01/06 [STEP]........        250        197,500
    Nextel Communications, Inc. [STEP]
      10.225%, 10/31/07...............        575        426,938
    NEXTLINK Communications, Inc.
      12.50%, 04/15/06................         75         67,875
      10.387%, 06/01/09 [STEP]........        800        388,000
    NTL Communications Corp. 144A+
      11.875%, 10/01/10...............        250        223,750
    NTL, Inc. Cl-B
      10.514%, 02/01/06 [STEP]........        250        218,750
    Orange PLC
      9.00%, 06/01/09.................        600        619,500
    Price Communications Wireless,
      Inc. Cl-B
      9.125%, 12/15/06................        350        356,125
    Qwest Communications
      International, Inc.
      7.50%, 11/01/08.................         75         75,641
    Sprint Capital Corp.
      6.125%, 11/15/08................      1,000        893,185
    Telecorp PCS, Inc. [STEP]
      11.345%, 04/15/09...............        300        206,625
    Telefonica Europa BV
      7.35%, 09/15/05.................        300        302,794
    Time Warner Telecom LLC
      9.75%, 07/15/08.................         75         69,375
    Triton PCS Holdings, Inc.
      10.853%, 05/01/08 [STEP]........        400        318,000
    Verizon Global Funding 144A+
      6.75%, 12/01/05.................        750        756,008
    Vodafone Airtouch PLC
      7.75%, 02/15/10.................      1,000      1,041,600
    Voicestream Wireless Holdings
      10.375%, 11/15/09...............        600        642,750
    Western Wireless
      10.50%, 02/01/07................        225        233,156
    WorldCom, Inc.
      8.25%, 05/15/10.................      1,500      1,544,528
                                                    ------------
                                                      16,387,612
                                                    ------------
TRANSPORTATION -- 0.2%
    Allied Holdings, Inc. Cl-B
      8.625%, 10/01/07................        175        128,625

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                                          (000)        VALUE
                                          -----        -----
    Avis Group Holdings, Inc.
      11.00%, 05/01/09................  $     300   $    324,750
    Union Tank Car Co.
      7.125%, 02/01/07................        150        151,513
                                                    ------------
                                                         604,888
                                                    ------------
UTILITIES -- 0.8%
    Citizens Utilities Co.
      8.45%, 09/01/01.................        335        337,801
    CMS Energy Corp.
      9.875%, 10/15/07................        350        365,055
    Energy Corp. of America Cl-A
      9.50%, 05/15/07.................        150        119,625
    Entergy Louisiana, Inc.
      6.50%, 03/01/08.................      1,000        988,998
    National Rural Utilities Corp.
      5.70%, 01/15/10.................      1,000        932,818
    Public Service Electric & Gas Co.
      7.00%, 09/01/24.................        300        275,019
    Southern California Edison Corp.
      6.50%, 06/01/01.................        100         96,399
                                                    ------------
                                                       3,115,715
                                                    ------------
TOTAL CORPORATE OBLIGATIONS
  (Cost $65,002,723)..................                61,410,085
                                                    ------------
U.S. TREASURY OBLIGATIONS -- 12.5%
    U.S. Treasury Bonds
      11.625%, 11/15/02...............        100        111,250
      7.125%, 02/15/23................        240        286,016
      7.625%, 02/15/25................        300        379,770
      6.875%, 08/15/25................        300        350,945
      6.00%, 02/15/26.................        100        105,397
      6.75%, 08/15/26.................      5,325      6,154,539
      6.625%, 02/15/27................      3,250      3,712,225
                                                    ------------
                                                      11,100,142
                                                    ------------
    U.S. Treasury Notes
      5.75%, 08/15/03@................        665        675,079
      7.50%, 02/15/05@................        250        271,976
      5.875%, 11/15/05@...............     16,225     16,780,463
      5.625%, 02/15/06@...............     15,500     15,868,807
      6.50%, 10/15/06@................      3,850      4,110,179
      6.00%, 08/15/09@................        525        554,294
                                                    ------------
                                                      38,260,798
                                                    ------------
    (Cost $46,597,512)................                49,360,940
                                                    ------------
                                         SHARES
                                        ---------
FOREIGN STOCK -- 11.9%
ADVERTISING -- 0.1%
    Asatsu-DK, Inc. -- (JPY)..........      3,000         72,242
    Publicis Groupe SA -- (FRF)*......      4,220        142,589
                                                    ------------
                                                         214,831
                                                    ------------
AIRLINES -- 0.1%
    Singapore Airlines
      Ltd. -- (SGD)...................     27,000        267,815
                                                    ------------

                                         SHARES        VALUE
                                         ------        -----
                                          -----        -----
AUTOMOBILE MANUFACTURERS -- 0.5%
    DaimlerChrysler AG -- (DEM).......      3,600   $    152,938
    Fiat SPA -- (ITL).................      2,700         66,566
    Honda Motor Co. Ltd. -- (JPY).....      2,000         74,606
    Isuzu Motors Ltd. -- (JPY)*.......     39,000         71,716
    Mitsubishi Corp. -- (JPY).........     62,000        457,128
    Nissan Motor Co. Ltd. -- (JPY)*...     54,000        311,138
    Peugeot Citroen SA -- (FRF).......      1,684        383,079
    Rolls-Royce PLC -- (DEM)..........     63,600        188,350
    Volkswagen AG -- (DEM)............      5,700        302,622
    Volvo AB Cl-B -- (SEK)............      1,900         31,514
                                                    ------------
                                                       2,039,657
                                                    ------------
AUTOMOTIVE PARTS -- 0.0%
    Bremba SPA -- (ITL)*..............      6,800         59,436
    Bridgestone Corp. -- (JPY)........      7,000         63,748
                                                    ------------
                                                         123,184
                                                    ------------
BEVERAGES -- 0.1%
    Lion Nathan Ltd. -- (NZD).........     50,000        112,617
    Louis Vuitton Moet Hennessy --
      (FRF)...........................      1,875        124,103
                                                    ------------
                                                         236,720
                                                    ------------
BROADCASTING -- 0.1%
    EM.TV & Merchandising AG --
      (DEM)...........................      1,400          7,637
    Mediaset SPA -- (ITL).............     15,500        184,957
    Publishing & Broadcasting Ltd. --
      (AUD)...........................     29,900        216,760
                                                    ------------
                                                         409,354
                                                    ------------
BUILDING & REAL ESTATE -- 0.0%
    Eiffage -- (FRF)*.................      2,000        132,940
                                                    ------------
BUILDING MATERIALS -- 0.1%
    Cemex SA de CV -- (MXP)...........     50,662        181,904
    Lafarge SA -- (FRF)...............      1,100         92,223
    Malayan Cement BHD -- (MYR).......     30,750          8,497
    RMC Group PLC -- (GBP)............      8,800         76,967
                                                    ------------
                                                         359,591
                                                    ------------
BUSINESS SERVICES -- 0.1%
    Prosegur CIA de Seguridad SA --
      (ESP)...........................      8,500         95,762
    Securitas AB Cl-B -- (SEK)........      4,300         79,752
    Vedior NV -- (NLG)................      4,900         59,114
                                                    ------------
                                                         234,628
                                                    ------------
CHEMICALS -- 0.2%
    AKZO Nobel NV -- (NLG)............      1,600         85,923
    BASF AG -- (DEM)..................      8,300        377,542
    Sekisui Chemical Co.
      Ltd. -- (JPY)...................     27,000         76,839
    SGL Carbon AG -- (DEM)............        900         47,529
    Sumitomo Chemical Co. -- (JPY)....     42,000        208,529
                                                    ------------
                                                         796,362
                                                    ------------

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
CLOTHING & APPAREL -- 0.1%
    Wacoal Corp. -- (JPY)*............     17,000   $    141,716
    Yue Yuen Industrial Holdings --
      (HKD)...........................     95,000        164,425
                                                    ------------
                                                         306,141
                                                    ------------
COMPUTER HARDWARE -- 0.0%
    Itochu Tecno-Science Corp. --
      (JPY)*..........................        300         55,665
                                                    ------------
COMPUTER SERVICES & SOFTWARE -- 0.1%
    ASM Lithography Holding NV --
      (NLG)*..........................      1,500         34,066
    Cap Gemini SA -- (FRF)............        800        129,035
    Enix Corp. -- (JPY)*..............      5,000        131,348
    Getronics NV -- (NLG).............      3,600         21,158
    SAP AG -- (DEM)...................      1,869        217,582
    SEMA Group PLC -- (GBP)...........      5,600         24,469
                                                    ------------
                                                         557,658
                                                    ------------
CONGLOMERATES -- 0.6%
    Cycle & Carriage Ltd. -- (SGD)....     15,000         28,719
    Fomento Economico Mexicano SA de
      CV -- (MXP)*....................     57,400        170,853
    GKN PLC -- (GBP)..................      8,800         92,939
    Hays PLC -- (GBP).................     23,000        132,620
    Hitachi Ltd. -- (JPY).............     10,000         89,142
    Hutchison Whampoa Ltd. -- (HKD)...     70,400        877,753
    Norsk Hydro AS -- (NOK)...........      4,600        194,568
    Rentokil Initial PLC -- (GBP).....     39,700        136,993
    Teijin Ltd. -- (JPY)*.............     59,000        304,816
    Tomkins PLC -- (GBP)..............     70,500        155,337
                                                    ------------
                                                       2,183,740
                                                    ------------
CONSTRUCTION -- 0.0%
    Maeda Road -- (JPY)*..............     27,000        109,939
                                                    ------------
CONSUMER PRODUCTS & SERVICES -- 0.2%
    Electrolux AB Cl-B -- (SEK).......      5,300         68,809
    Kao Corp. -- (JPY)................      9,000        261,646
    Nintendo Co. -- (JPY)*............      1,000        157,531
    Orkla ASA Cl-A -- (NOK)...........      2,900         57,220
    Societe BIC SA -- (FRF)...........      2,300         90,455
    Swatch Group AG -- (CHF)..........        332         86,662
                                                    ------------
                                                         722,323
                                                    ------------
CONTAINERS & PACKAGING -- 0.0%
    Pechiney SA Cl-A -- (FRF).........      2,000         91,425
                                                    ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 1.3%
    Bang & Olufsen Holding AS --
      (DKK)*..........................      2,800        101,435
    Epcos AG -- (DEM)*................        300         26,335
    Fukikura Ltd. -- (JPY)*...........     68,000        509,702
    Iberdrola SA -- (ESP).............     30,000        376,007
    Johnson Electric Holdings Ltd. --
      (HKD)...........................    384,800        592,006
    Kyocera Corp. -- (JPY)............      2,000        218,389
    Matsushita Electric Industrial Co.
      Ltd. -- (JPY)...................     30,000        717,162
    Mitsubishi Electric
      Corp. -- (JPY)..................     82,000        504,781

                                         SHARES        VALUE
                                         ------        -----
    Omron Corp. -- (JPY)..............      6,000   $    124,781
    Pioneer Corp. -- (JPY)............     15,000        400,613
    Siemens AG -- (DEM)...............      4,200        556,969
    Sony Corp. -- (JPY)...............      6,000        415,061
    Spirent PLC -- (GBP)..............     33,900        308,905
    Tokyo Seimitsu Co.
      Ltd. -- (JPY)...................      2,000        113,660
    Yokogawa Electric
      Corp. -- (JPY)*.................      7,000         59,151
                                                    ------------
                                                       5,024,957
                                                    ------------
ENTERTAINMENT & LEISURE -- 0.1%
    Etablissements Economiques du
      Casino Guichard Perrachon SA --
      (FRF)*..........................      1,400        141,165
    Granada Compass PLC -- (GBP)*.....     16,597        180,615
                                                    ------------
                                                         321,780
                                                    ------------
FARMING & AGRICULTURE -- 0.0%
    Syngenta AG -- (CHF)*.............        405         21,743
                                                    ------------
FINANCIAL-BANK & TRUST -- 2.3%
    Abbey National PLC -- (GBP).......     39,400        717,455
    ABN AMRO Holding NV -- (NLG)......      9,700        220,566
    Allied Irish Banks PLC -- (IEP)...     18,900        219,140
    Ashikaga Bank Ltd. -- (JPY)*......      3,000          5,201
    Australia & New Zealand Banking
      Group Ltd. -- (AUD).............     16,300        130,240
    Banc Nazionale Del Lavoro --
      (ITL)*..........................     19,000         58,330
    Banca Commerciale Italia NA --
      (ITL)...........................     39,300        269,345
    Banca Intesa SPA -- (ITL).........     69,000        331,675
    Banca Popolare di
      Milano -- (ITL).................      5,100         25,377
    Bank of Scotland -- (GBP).........     46,508        486,666
    Bankgesellschaft Berlin AG --
      (DEM)...........................      8,650        123,033
    Barclays PLC -- (GBP).............     17,191        532,091
    BNP Paribas -- (FRF)..............      1,900        166,786
    Commonwealth Bank of Australia --
      (AUD)...........................     17,900        307,373
    Credit Suisse Group -- (CHF)......      3,100        589,201
    Credito Italiano SPA -- (ITL).....     68,800        359,780
    DBS Groupo Holdings -- (SGD)......     20,236        228,731
    Den Norske Bank -- (NOK)..........      6,700         36,089
    Dresdner Bank AG -- (DEM).........     13,300        580,628
    HSBC Holdings PLC -- (GBP)........     54,969        808,815
    KBC Bancassurance Holdings NV --
      (BEF)...........................      3,400        147,250
    Nordic Baltic Holding AB --
      (DKK)*..........................     45,734        356,671
    NSK Ltd. -- (JPY)*................     24,000        146,900
    Oversea-Chinese Banking Corp.
      Ltd. -- (SGD)...................     26,250        195,282
    San Paolo-IMI SPA -- (ITL)........        890         14,387
    Societe Generale SA -- (FRF)......      1,528         94,967
    Sumitomo Bank Ltd. -- (JPY).......     49,000        503,301
    Sumitomo Trust & Banking Co.
      Ltd. -- (JPY)*..................     31,000        210,919
    Svenska Handlesbanken Cl-A --
      (SEK)...........................     17,400        297,821

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--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
    Yamaguchi Bank Ltd. -- (JPY)*.....     18,000   $    105,447
    Yasuda Trust & Banking Ltd. --
      (JPY)*..........................    228,000        189,667
                                                    ------------
                                                       8,459,134
                                                    ------------
FINANCIAL SERVICES -- 0.7%
    Amvescap PLC -- (GBP).............     18,700        383,816
    Fortis Cl-B -- (BEF)..............      4,800        155,923
    GIMV NV -- (NLG)*.................      2,400        108,718
    Grupo Financiero Banamex Accival
      SA de CV -- (MXP)*..............    328,200        536,951
    Ifil SPA -- (ITL)*................      3,800         31,395
    ING Groep NV -- (NLG).............      7,453        595,322
    Mizuho Holdings, Inc. -- (JPY)*...        127        787,355
                                                    ------------
                                                       2,599,480
                                                    ------------
FOOD -- 0.6%
    Associated British Foods PLC --
      (GBP)...........................     41,800        314,391
    Cadbury Schweppes PLC -- (GBP)....     19,800        136,943
    CSM NV -- (NLG)...................      3,400         84,271
    Danisco AS -- (DKK)...............        700         28,793
    Eridania Beghin-Say SA -- (FRF)...      1,500        130,405
    GBI Group SA -- (BEF)*............      3,200        133,691
    Nestle SA -- (CHF)*...............        225        524,838
    Sodexho Alliance SA -- (FRF)......      1,000        185,234
    Tesco PLC -- (GBP)*...............    150,729        614,125
    Yakult Honsha Co. -- (JPY)*.......     23,000        267,863
                                                    ------------
                                                       2,420,554
                                                    ------------
INDUSTRIAL -- 0.0%
    Glory Ltd. -- (JPY)*..............      4,000         77,408
                                                    ------------
INSURANCE -- 0.6%
    Aegon NV -- (NLG).................      5,200        215,100
    AMP Ltd. -- (AUD).................     12,000        134,828
    AXA SA -- (FRF)*..................      2,300        332,538
    Instituto Nazionale delle
      Assicurazioni -- (ITL)..........     52,244        169,709
    Muenchener Rueckversicherungs-
      Gesellschaft AG -- (DEM)........      2,306        831,351
    Schweizerische Rueckversicherungs-
      Gesellschaft AG --(DEM)*........        215        515,443
    Sumitomo Marine & Fire Insurance
      Co. -- (JPY)....................     30,000        193,608
                                                    ------------
                                                       2,392,577
                                                    ------------
MACHINERY & EQUIPMENT -- 0.1%
    Alstom SA -- (FRF)*...............      4,900        126,510
    Credit Lyonnaise SA -- (FRF)*.....      2,400         83,820
    Deutz AG -- (DEM)*................     23,900         60,808
    Sandvik AB -- (SEK)...............      3,800         91,420
    Saurer AG -- (CHF)................        166         76,828
                                                    ------------
                                                         439,386
                                                    ------------
MEDICAL SUPPLIES & EQUIPMENT -- 0.2%
    Essilor International
      SA -- (FRF)*....................        341        111,251
    Radiometer AS -- (DKK)............      2,300         55,837

                                         SHARES        VALUE
                                         ------        -----
    Smith and Nephew PLC -- (GBP).....     63,163   $    296,741
    Terumo Corp. -- (JPY).............      9,000        197,023
                                                    ------------
                                                         660,852
                                                    ------------
METALS & MINING -- 0.1%
    Rio Tinto Ltd. -- (AUD)...........     20,700        338,580
    Rio Tinto PLC -- (GBP)............      5,800        102,063
    Union Miniere SA -- (ATS).........      3,700        138,949
                                                    ------------
                                                         579,592
                                                    ------------
OFFICE EQUIPMENT -- 0.1%
    Canon, Inc. -- (JPY)..............      9,000        315,237
    Oce NV -- (NLG)...................      1,200         19,152
                                                    ------------
                                                         334,389
                                                    ------------
OIL & GAS -- 0.2%
    Cosmo Oil Co. Ltd. -- (DEM)*......     42,000         74,658
    Ente Nazionale Idrocarburi SPA --
      (ITL)...........................      7,100         45,327
    OMV AG -- (ATS)*..................        200         15,491
    Santos Ltd. -- (AUD)..............     32,000        107,039
    Total Fina SA Cl-B -- (FRF).......      3,496        519,901
    Tullow Oil PLC -- (GBP)*..........        228            225
                                                    ------------
                                                         762,641
                                                    ------------
PAPER & FOREST PRODUCTS -- 0.1%
    Jefferson Smurfit Group PLC --
      (IEP)...........................        450            864
    Kimberly-Clark de Mexico SA
      Cl-A -- (MXP)*..................     86,100        237,012
    Oji Paper Co. Ltd -- (DEM)*.......     29,000        149,825
    Svenska Cellulosa AB Cl-B --
      (SEK)...........................      6,100        129,622
                                                    ------------
                                                         517,323
                                                    ------------
PHARMACEUTICALS -- 0.8%
    AstraZeneca Group PLC -- (GBP)*...      7,998        403,227
    Chugai Pharmaceutical Co. Ltd. --
      (JPY)...........................      7,000        116,462
    Merck KGAA -- (DEM)...............      4,600        200,819
    Mochida Pharmaceutical Co. Ltd. --
      (JPY)*..........................      9,000         55,403
    Novartis AG -- (CHF)..............        831      1,469,185
    Novo Nordisk AS Cl-B -- (DKK)*....        100         17,925
    Novozymes AS -- (DKK)*............        100          2,000
    Rhone-Poulenc Cl-A -- (FRF)*......      6,600        579,360
    Takeda Chemical Industries Ltd. --
      (JPY)...........................      7,000        414,361
                                                    ------------
                                                       3,258,742
                                                    ------------
PRINTING & PUBLISHING -- 0.2%
    Elsevier NV -- (NLG)..............      6,900        101,446
    Pearson PLC -- (GBP)..............     11,300        268,393
    Reed International PLC -- (GBP)...     42,200        441,271
    Seat Pagine Gialle SPA -- (ITL)...      1,963          4,377
    Singapore Press Holdings Ltd. --
      (SGD)...........................     11,000        162,396
                                                    ------------
                                                         977,883
                                                    ------------

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
RAILROADS -- 0.0%
    Railtrack Group PLC -- (GBP)......      9,800   $    135,414
                                                    ------------
REAL ESTATE -- 0.3%
    Capitaland Ltd. -- (SGD)*.........     33,000         57,092
    Cheung Kong Holdings Ltd. --
      (HKD)...........................     38,000        485,968
    City Developments Ltd. -- (SGD)...     11,000         51,066
    Daito Trust Construction Co.
      Ltd. -- (JPY)*..................      4,200         75,394
    Goldcrest Co. Ltd. -- (GBP)*......      1,000         62,609
    Simco SA -- (FRF)*................      1,500        103,648
    Singapore Land Ltd. -- (SGD)......     25,000         56,804
    Slough Estates PLC -- (GBP).......     33,400        205,061
    Westfield Trust -- (AUD)..........    100,700        190,018
                                                    ------------
                                                       1,287,660
                                                    ------------
RETAIL & MERCHANDISING -- 0.4%
    Carrefour Supermarche
      SA -- (FRF).....................      7,800        489,907
    Citizen Watch Co. Ltd. -- (DEM)...     23,000        167,767
    Metro AG -- (DEM).................      1,600         73,455
    Mycal Corp. -- (DEM)*.............     35,000         75,088
    Takashimaya Co. Ltd. -- (JPY)*....     20,000        136,077
    Walmart de Mexico SA -- (MXP)*....    101,000        203,503
    Woolworths Ltd. -- (AUD)..........     80,200        375,218
    Yamada Denki Co. Ltd. -- (JPY)*...      1,000         81,524
                                                    ------------
                                                       1,602,539
                                                    ------------
SEMICONDUCTORS -- 0.1%
    Advantest Corp. -- (JPY)..........      1,300        121,804
    SEZ Holding AG -- (CHF)...........         95         52,761
    STMicroelectronics NV -- (FRF)....      5,300        231,378
                                                    ------------
                                                         405,943
                                                    ------------
TELECOMMUNICATIONS -- 0.8%
    Alcatel SA -- (FRF)...............      8,195        465,476
    Deutsche Telekom AG -- (DEM)......     18,500        564,480
    eircom PLC -- (IEP)...............     19,300         48,923
    KPN NV -- (NLG)...................      5,639         64,906
    Marconi PLC -- (GBP)..............     13,600        146,071
    NTT Mobile Communications Network,
      Inc. -- (JPY)...................         24        414,010
    Portugal Telecom SA -- (PTE)......      6,800         62,181
    Singapore Telecommunications
      Ltd. -- (SGD)...................    112,000        173,746
    Sonera Oyj -- (FIM)...............      6,200        112,342
    Swisscom AG -- (CHF)..............        478        124,330
    Tele Danmark AS -- (DKK)..........        700         28,529
    Telecom Corp. of New Zealand
      Ltd. -- (NZD)...................     22,000         46,826
    Telecom Italia Mobile
      SPA -- (ITL)....................     63,500        506,741
    Telecom Italia SPA -- (ITL).......     35,066        387,815
    Telekom Malaysia BHD -- (MYR).....        100            297
    Telstra Corp. Ltd. -- (AUD).......     45,000        160,601
                                                    ------------
                                                       3,307,274
                                                    ------------
TRANSPORTATION -- 0.1%
    BAA PLC -- (GBP)..................     15,875        146,553
    Bergesen d.y. ASA Cl-A -- (NOK)...      6,900        107,977

                                         SHARES        VALUE
                                         ------        -----
    BG Group PLC -- (GBP).............     35,877   $    140,415
    Nippon Yusen Kabushiki Kaish --
      (JPY)*..........................      4,000         75,482
    TNT Post Group NV -- (NLG)........      2,600         62,880
                                                    ------------
                                                         533,307
                                                    ------------
UTILITIES -- 0.5%
    ABB AG -- (CHF)...................      3,298        351,576
    Hong Kong Electric Holdings
      Ltd. -- (HKD)...................     30,000        110,771
    Kanai Electric Power -- (JPY)*....     11,000        186,769
    Lattice Group PLC -- (GBP)*.......     35,877         80,926
    National Grid Group PLC -- (GBP)..     13,800        125,440
    PowerGen PLC -- (GBP).............     16,400        154,830
    Suez Lyonnaise des Eaux SA --
      (FRF)...........................      2,900        529,554
    Tokyo Electric Power
      Co. -- (JPY)....................      8,000        198,599
    Veba AG -- (DEM)..................      7,000        425,860
                                                    ------------
                                                       2,164,325
                                                    ------------
TOTAL FOREIGN STOCK
  (Cost $44,193,556)..................                47,126,876
                                                    ------------
                                           PAR
                                          (000)
                                          -----
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 11.6%
    Federal Farm Credit Bank
      5.86%, 03/03/06.................  $   2,416      2,427,633
                                                    ------------
    Federal Home Loan Mortgage Corp.
      7.00%, 11/01/30.................      2,848      2,852,415
      7.50%, 11/01/30.................      2,296      2,328,312
                                                    ------------
                                                       5,180,727
                                                    ------------
    Federal National Mortgage Assoc.
      7.00%, 08/01/15-04/18/22........      2,780      2,805,496
      7.125%, 02/15/05................      2,000      2,102,504
      9.00%, 01/01/30.................      2,000      2,067,500
                                                    ------------
                                                       6,975,500
                                                    ------------
    Government National Mortgage
      Assoc.
      6.00%, 02/15/26-05/15/26........        561        545,044
      6.50%, 01/15/28-05/29/29........     17,973     17,795,444
      7.00%, 01/15/26-11/15/28........      7,822      7,867,013
      7.50%, 06/15/24-12/15/29........      3,688      3,751,286
      8.00%, 05/15/16-08/15/30........        475        486,548
      8.50%, 06/15/16-10/15/26........        709        730,262
      9.50%, 10/15/09-01/15/20........         16         16,357
      10.00%, 11/15/09................          2          2,578
      10.50%, 08/15/15................          4          3,984
      11.50%, 06/15/10-09/15/15.......         42         46,280
      12.00%, 09/15/13-01/15/14.......          1          1,624
                                                    ------------
                                                      31,246,420
                                                    ------------

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                                          (000)        VALUE
                                          -----        -----
    Tennessee Valley Authority
      6.875%, 12/15/43................  $      40   $     38,319
      7.25%, 07/15/43.................         20         20,020
                                                    ------------
                                                          58,339
                                                    ------------
    (Cost $45,510,474)................                45,888,619
                                                    ------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.8%
    Advanta Home Equity Loan Trust
      1993-1 Cl-A2
      5.95%, 05/25/09.................        823        817,198
    California Infrastructure PG&E
      Series 1997-1 Cl-A7
      6.42%, 09/25/08.................      1,125      1,135,283
    Comm 2000-C1 Cl-A2
      7.416%, 04/15/10................      1,400      1,483,050
    JP Morgan Commercial Mortgage
      Finance Corp. Series 2000-C10
      Cl-A2
      7.371%, 08/15/32................        700        738,222
    Salomon Brothers Mortgage
      Securities V11 Series 2000-C3
      Cl-A2
      6.592%, 10/18/10................      1,425      1,434,588
    Toyota Auto Receivables Owner
      Trust Series 2000-B Cl-A4
      6.80%, 04/15/07.................      1,400      1,434,341
                                                    ------------
    (Cost $6,866,480).................                 7,042,682
                                                    ------------
                                         SHARES
                                         ------
PREFERRED STOCK -- 0.1%
TELECOMMUNICATIONS
    Telecomunicacoes Brasileiras SA
      1.55% [ADR]
    (Cost $299,825)...................      5,100        371,663
                                                    ------------
                                        PRINCIPAL
                                        IN LOCAL
                                        CURRENCY
                                          (000)        VALUE
                                        ---------      -----
FOREIGN BONDS -- 0.0%
OIL & GAS
    BG Transco Holdings PLC -- (GBP)
      7.057%, 12/14/09................          5   $      7,515
      4.188%, 12/14/22................          5          8,035
      7.00%, 12/16/24.................          5          8,019
                                                    ------------
    (Cost $26,654)....................                    23,569
                                                    ------------
                                         SHARES
                                         ------
SHORT-TERM INVESTMENTS -- 0.9%
    Temporary Investment Cash Fund
      (Cost $3,665,443)...............  3,665,443      3,665,443
                                                    ------------
TOTAL INVESTMENTS -- 99.9%
  (Cost $348,786,817).................               394,797,204
OTHER ASSETS LESS
  LIABILITIES -- 0.1%.................                   577,540
                                                    ------------
NET ASSETS -- 100.0%..................              $395,374,744
                                                    ============

--------------------------------------------------------------------------------
Unless otherwise noted, all stocks are common stock.

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

+ Illiquid security. At the end of the year, these securities amounted to 1.4% of net assets.

144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the year, these securities amounted to 1.4% of net assets.

@ All or a portion of the security was on loan. (See Note 2)

See Notes to Financial Statements.

AST PIMCO TOTAL RETURN BOND PORTFOLIO
--------------------------------------------------------------------------------

                                         PAR
                                        (000)          VALUE
                                        -----          -----
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 56.4%
    Federal Home Loan Mortgage Corp.
      6.45%, 04/29/09...............  $    2,700   $    2,659,559
      6.875%, 09/15/10..............      14,400       15,379,330
      7.00%, 07/15/05...............      35,600       37,397,551
      7.00%, 04/25/19 [IO]+.........          22            1,342
      7.00%, 01/16/31 [TBA].........      82,100       82,279,799
      7.24%, 03/28/03...............  1,700.....        1,705,611
      7.575%, 02/01/24 [VR].........         491          502,620
      8.25%, 08/01/17...............         166          170,362
                                                   --------------
                                                      140,096,174
                                                   --------------
    Federal National Mortgage Assoc.
      6.00%, 12/15/05-01/01/29......      37,544       36,631,033
      6.00%, 01/16/30 [TBA].........      24,000       23,235,120
      6.25%, 05/25/08 [IO]+.........         236           36,622
      6.50%, 05/18/23...............       6,925        6,924,242
      6.759%, 01/01/28 [VR].........         572          569,580
      6.90%, 05/25/23...............         253          247,611
      7.00%, 07/15/05...............       6,300        6,618,106
      8.236%, 01/01/24 [VR].........          84           86,634
      9.40%, 07/25/03...............          49           49,868
                                                   --------------
                                                       74,398,816
                                                   --------------
    Government National Mortgage
      Assoc.
      6.00%, 04/20/30-06/20/30**....      49,421       49,521,238
      6.375%, 02/20/27..............       2,664        2,686,603
      6.50%, 09/15/23-07/20/30......      41,869       41,011,129
      6.50%, 01/25/30-01/23/31
        [TBA].......................     126,400      124,837,000
      6.75%, 08/20/23...............       4,017        4,079,363
      7.00%, 01/23/30-01/23/31
        [TBA].......................     169,300      169,578,280
      7.13%, 10/20/23...............         278          280,024
      7.13%, 10/20/24-12/20/26
        [VR]........................      15,136       15,321,035
      7.375%, 03/20/17-03/20/24.....       6,341        6,366,173
      7.38%, 06/20/22-01/20/26
        [VR]........................      12,234       12,324,517
      7.50%, 01/23/31 [TBA].........      62,000       63,007,500
      7.50%, 12/20/23...............         221          223,843
      7.75%, 09/20/23-09/20/24......       3,250        3,300,299
                                                   --------------
                                                      492,537,004
                                                   --------------
    Student Loan Marketing Assoc.
      [FRN]
      6.919%, 04/25/04..............       1,407        1,408,287
                                                   --------------
    (Cost $702,264,477).............                  708,440,281
                                                   --------------
CORPORATE OBLIGATIONS -- 35.1%
AIRLINES -- 2.0%
    American Airlines, Inc.
      10.19%, 05/26/15..............         250          276,390
    Continental Airlines, Inc.
      6.954%, 02/02/11..............      14,146       13,943,796

                                         PAR
                                        (000)          VALUE
                                        -----          -----
    United Air Lines, Inc.
      10.36%, 11/13/12..............  $    6,925   $    7,699,284
      10.36%, 11/27/12..............         500          609,875
      10.02%, 03/22/14..............       2,000        2,148,220
                                                   --------------
                                                       24,677,565
                                                   --------------
BROADCASTING -- 0.0%
    Time Warner, Inc.
      7.975%, 08/15/04..............         262          274,235
                                                   --------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 1.2%
    Sierra Pacific Resources Co.
      144A+
      7.36%, 04/20/03...............      15,000       15,006,240
                                                   --------------
FINANCIAL-BANK & TRUST -- 4.0%
    Allied Irish Bank [FRN]
      7.057%, 10/31/06..............       8,000        8,002,816
    Household Bank [FRN]
      6.949%, 10/22/03..............      11,750       11,680,088
    LG&E Capital Corp. 144A+
      6.205%, 05/01/04..............       5,000        4,731,510
    Popular North America, Inc. Cl-D
      6.625%, 01/15/04..............      11,500       11,425,469
    Westdeutsche Landesbank
      6.05%, 01/15/09...............      15,600       14,903,802
                                                   --------------
                                                       50,743,685
                                                   --------------
FINANCIAL SERVICES -- 15.4%
    Avco Financial Services, Inc.
      5.75%, 01/23/01...............       7,850        7,847,488
    Chrysler Financial Corp. [FRN]
      6.60%, 06/11/01...............       5,000        4,996,110
      6.69%, 01/30/02...............      10,000        9,969,640
    Ford Motor Credit Co. [FRN]
      6.95%, 06/20/03...............      16,900       16,877,303
      6.946%, 04/28/05..............      19,970       19,831,548
    General Motors Acceptance Corp.
      6.849%, 02/01/02 [FRN]........      18,400       18,407,507
      5.55%, 09/15/03...............       3,000        2,927,850
      7.052%, 04/05/04 [FRN]........      10,000        9,982,540
      6.85%, 06/17/04...............       2,000        2,000,872
      7.09%, 07/21/04...............         600          600,230
    Goldman Sachs Group, Inc. [FRN]
      6.964%, 01/17/03..............      20,000       20,023,600
    Household Finance Corp. [FRN]
      6.96%, 06/17/05...............      10,500       10,455,207
    Lehman Brothers Holdings, Inc.
      Cl-E [FRN]
      7.715%, 04/02/02..............      10,400       10,477,241
    Merrill Lynch & Co., Inc. [FRN]
      6.84%, 01/23/01...............       2,650        2,650,901
    New England Educational Loan
      Marketing Assoc. Cl-B 144A
      6.83%, 06/11/01 [FRN].........      10,000       10,005,710
    Salomon Smith Barney Holdings
      [FRN]
      6.939%, 02/11/03..............       6,000        6,005,568

AST PIMCO TOTAL RETURN BOND PORTFOLIO
--------------------------------------------------------------------------------

                                         PAR
                                        (000)          VALUE
                                        -----          -----
    St. George Holdings [FRN] 144A
      6.98%, 07/01/01...............  $   30,000   $   29,953,126
    Textron Financial Corp.
      7.071%, 09/17/02..............      10,000       10,013,460
                                                   --------------
                                                      193,025,901
                                                   --------------
HEALTHCARE SERVICES -- 0.2%
    Tenet Healthcare Corp.
      8.00%, 01/15/05...............       2,000        2,035,000
                                                   --------------
INSURANCE -- 0.8%
    Gold Eagle Capital [FRN] 144A+
      12.198%, 04/16/01.............      10,000       10,000,000
                                                   --------------
OIL & GAS -- 2.4%
    Conoco, Inc.
      5.90%, 04/15/04...............      20,000       19,815,960
    Phillips Petroleum Co.
      8.50%, 05/25/05...............      10,000       10,826,450
                                                   --------------
                                                       30,642,410
                                                   --------------
RAILROADS -- 0.4%
    Union Pacific Co.
      7.875%, 02/15/02..............       5,000        5,060,705
                                                   --------------
REAL ESTATE -- 0.4%
    Spieker Properties, Inc. L.P.
      6.95%, 12/15/02...............       5,000        5,022,055
                                                   --------------
TELECOMMUNICATIONS -- 4.4%
    AT&T Capital Corp. Cl-F
      6.25%, 05/15/01...............      13,100       13,095,428
    British Telecom PLC
      7.615%, 12/15/03..............       2,900        2,914,575
    British Telephone PLC
      8.125%, 12/15/10..............       2,500        2,538,103
    Sprint Corp.
      9.50%, 04/01/03...............      22,500       23,820,323
    US West Communications
      7.20%, 11/10/26...............      13,250       11,925,967
                                                   --------------
                                                       54,294,396
                                                   --------------
TRANSPORTATION -- 1.2%
    CSX Corp. Cl-C
      7.064%, 06/24/02..............      15,000       15,007,905
                                                   --------------
UTILITIES -- 2.7%
    Connecticut Light & Power Co.
      144A
      8.59%, 06/05/03...............       5,000        5,025,025
    Connecticut Light & Power Co.
      Cl-C
      7.75%, 06/01/02...............       4,000        4,069,112
    Entergy Louisiana, Inc.
      8.50%, 06/01/03...............      12,000       12,507,360
    Louisiana Power & Light Corp.
      7.74%, 07/01/02...............       1,890        1,890,714
    Pacific Gas & Electric Co. 144A
      7.057%, 10/31/01..............       1,100          972,532

                                         PAR
                                        (000)          VALUE
                                        -----          -----
    Petroleos Mexicanos Co. [FRN]
      144A
      8.407%, 07/15/05..............  $   10,000   $   10,050,000
                                                   --------------
                                                       34,514,743
                                                   --------------
TOTAL CORPORATE OBLIGATIONS
    (Cost $439,735,932).............                  440,304,840
                                                   --------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 29.5%
    Bear Stearns Adjustable Rate
      Mortgage Trust
      Series 2000-1 Cl-A2
      7.49%, 12/25/30...............      11,000       11,000,000
    Chase Series 1999-S8 Cl-A1
      6.35%, 06/25/29...............       6,293        6,307,249
    Citicorp Mortgage Securities,
      Inc. Series 1992-17 Cl-A
      7.883%, 09/25/22..............         213          217,386
    CMC Securities Corp. III Series
      1998-1 Cl-A19**
      6.75%, 05/25/28...............      36,592       35,741,808
    Conseco Finance Home Improvement
      Series 1999-G Cl-M1
      8.88%, 06/15/24...............       9,250        9,717,217
    Contimortgage Home Equity Loan
      Trust Series 1997-3 Cl-A8
      7.58%, 08/15/28...............      14,900       15,173,555
    Contimortgage Home Equity Loan
      Trust Series 1997-5 Cl-A8
      6.92%, 03/15/24...............       2,174        2,168,016
    Countrywide Home Loans Series
      1994-E Cl-A1 [VR]
      7.912%, 03/25/24..............         100          100,040
    Credit Suisse First Boston, Inc.
      Series 1998-1 Cl-A5
      6.75%, 09/25/28...............       3,500        3,424,103
    DLJ Mortgage Acceptance Corp.
      Series 1999-1 Cl-1A3
      6.625%, 04/25/29..............      18,800       18,143,410
    Federal Home Loan Mortgage Corp.
      Series 2064 Cl-ZA
      6.50%, 05/15/28...............       9,161        8,353,507
    Freddie Mac Series 2145 Cl-MZ
      6.50%, 04/15/29...............      11,197       10,220,425
    Green Tree Financial Corp. 1999
      Cl-A5
      7.86%, 04/01/31...............      10,400       10,946,576
    Green Tree Recreational
      Equipment Series 1999-A Cl-A4
      6.43%, 04/17/06...............       1,580        1,584,016
    Mellon Bank Home Equity
      Installment Loan Series 1999-1
      Cl-A1
      5.90%, 10/25/10...............      12,649       12,576,717
    Merrill Lynch Mortgage
      Investors, Inc. 1998-C3 C1-A1
      5.65%, 12/15/30...............       7,329        7,222,288

AST PIMCO TOTAL RETURN BOND PORTFOLIO
--------------------------------------------------------------------------------

                                         PAR
                                        (000)          VALUE
                                        -----          -----
    Nationslink Funding Corp. Series
      1999-SL Cl-A4
      6.654%, 02/10/06..............  $      500   $      507,827
    PHH Mortgage Services Corp.
      Series 1997-6 Cl-A4 144A
      7.184%, 11/18/27..............      15,654       15,473,272
    PNC Mortgage Securities Corp.
      Series 1997-3 Cl-2A4
      7.50%, 05/25/27...............      14,356       14,424,954
    PNC Mortgage Securities Corp.
      Series 1998-1 Cl-5A4
      6.987%, 02/25/28..............      18,480       18,110,168
    PNC Mortgage Securities Corp.
      Series 1999-5 Cl-1A9**
      6.30%, 06/25/29...............      66,610       65,735,410
    Providian Gateway Master Trust
      Series 2000-C Cl-A 144A
      6.84%, 03/15/07...............      11,700       11,700,000
    Prudential-Bache Trust Series 14
      Cl-G
      8.40%, 03/20/21...............       1,268        1,305,790
    Residential Funding Mortgage
      Securities I Series 1997-S15
      Cl-A1
      7.00%, 10/25/27...............       4,169        4,152,200
    Residential Funding Mortgage
      Securities Series 1998-S30
      Cl-A6
      6.50%, 12/25/28...............      32,170       30,786,245
    Residential Funding Mortgage
      Securities Series 1999-16
      Cl-A4
      6.75%, 07/30/29...............      10,000        9,768,877
    Rothschild, (L.F.) Mortgage
      Trust Series 2 Cl-2
      9.95%, 08/01/17...............         802          854,674
    Salomon Brothers Mortgage
      1999-3-A
      6.997%, 05/25/29..............       9,149        9,184,186
    Salomon Brothers Mortgage
      Securities Series 2000-BOA1
      Cl-A
      7.60%, 11/28/30...............       4,505        4,589,364
    Small Business Investment
      Companies Series 2000-P10B
      Cl-1
      7.449%, 08/01/10..............       3,599        3,772,164
    Structured Asset Mortgage
      Investments, Inc.
      6.30%, 05/25/29...............      28,519       28,216,556
                                                   --------------
    (Cost $371,937,477).............                  371,478,000
                                                   --------------
U.S. TREASURY OBLIGATIONS -- 16.8%
    U.S. Treasury Bills
      5.89%, 02/01/01#..............         420          417,873
      6.02%, 02/01/01...............       1,150        1,144,250
      6.18%, 02/01/01...............         500          497,500
      6.19%, 02/01/01#..............          50           49,750
                                                   --------------
                                                        2,109,373
                                                   --------------

                                         PAR
                                        (000)          VALUE
                                        -----          -----
    U.S. Treasury Bonds
      11.25%, 02/15/15..............  $      700   $    1,094,133
      9.25%, 02/15/16...............       7,400       10,211,445
      8.875%, 08/15/17-02/15/19.....       3,400        4,620,411
      8.125%, 08/15/19-05/15/21**...      31,100       40,290,712
      8.75%, 08/15/20...............         100          137,470
      6.25%, 08/15/23-05/15/30**....      41,600       46,406,592
      6.00%, 02/15/26...............       3,700        3,899,674
      5.50%, 08/15/28...............       1,900        1,885,896
                                                   --------------
                                                      108,546,333
                                                   --------------
    U.S. Treasury Inflationary Bonds
      3.625%, 07/15/02-04/15/28#....      36,300       39,187,235
      3.375%, 01/15/07..............      16,100       17,355,580
      3.875%, 01/15/09-04/15/29.....      27,100       29,376,521
                                                   --------------
                                                       85,919,336
                                                   --------------
    U.S. Treasury Strips
      6.06%, 02/15/19...............       3,900        1,406,122
      6.597%, 11/15/21..............      45,500       13,939,835
                                                   --------------
                                                       15,345,957
                                                   --------------
    (Cost $207,383,732).............                  211,920,999
                                                   --------------
MUNICIPAL BONDS -- 5.0%
CALIFORNIA -- 0.2%
    San Francisco City & County
      Certificates of Participation
      (AMBAC Insured), Callable on
      10/01/08@102
      5.25%, 10/01/33...............       3,000        3,031,680
                                                   --------------
COLORADO -- 0.2%
    Denver City County Series A
      (AMBAC Insured), Callable on
      12/01/10@101
      5.50%, 12/01/25...............       3,000        3,071,550
                                                   --------------
DELAWARE -- 0.4%
    Delaware River & Bay Authority
      Revenue Bonds Series A (AMBAC
      Insured), Callable on
      01/01/10@101
      5.75%, 01/01/29...............       5,000        5,289,800
                                                   --------------
INDIANA -- 1.1%
    Indiana Transit Financial
      Highway Authority, Callable on
      12/01/10@100
      5.375%, 12/01/25..............      13,050       13,134,042
                                                   --------------
MASSACHUSETTS -- 0.6%
    Massachusetts State Turnpike
      Authority Metropolitan Highway
      System Revenue Series A (MBIA
      Insured) Callable on
      01/01/07@102
      5.00%, 01/01/37...............       8,000        7,454,960
                                                   --------------

AST PIMCO TOTAL RETURN BOND PORTFOLIO
--------------------------------------------------------------------------------

                                         PAR
                                        (000)          VALUE
                                        -----          -----
NEW YORK -- 2.0%
    New York City Transitional
      Authority, Callable on
      05/01/10@101
      5.50%, 11/01/29...............  $    3,520   $    3,603,178
    New York City Water & Sewer
      Authority Series B (FSA
      Insured), Callable on
      06/15/07@101
      5.75%, 06/15/29...............      18,000       18,750,780
    Westchester County Series A,
      Callable on 11/01/10@100
      6.00%, 11/01/30...............       2,000        2,038,440
                                                   --------------
                                                       24,392,398
                                                   --------------
WASHINGTON -- 0.5%
    Port Seattle Washington Revenue
      Bonds Series A (MBIA Insured),
      Callable on 08/01/10@100
      5.625%, 02/01/30..............       5,735        6,044,747
                                                   --------------
TOTAL MUNICIPAL BONDS
    (Cost $60,360,263)..............                   62,419,177
                                                   --------------
BANK LOAN OBLIGATIONS -- 0.8%
    Protective Life Fund [FRN] +
      144A
      7.12%, 01/17/03
    (Cost $10,000,000)..............      10,000       10,011,970
                                                   --------------
SOVEREIGN ISSUES -- 0.7%
BRAZIL -- 0.4%
    Republic of Brazil
      7.625%, 04/15/06 [BRB, FRN]...       5,658        5,308,864
                                                   --------------
PHILIPPINES -- 0.3%
    Bangko Sentral Pilipinas
      8.60%, 06/15/27...............       6,000        3,975,000
                                                   --------------
TOTAL SOVEREIGN ISSUES
  (Cost $10,224,856)................                    9,283,864
                                                   --------------
                                      PRINCIPAL
                                       IN LOCAL
                                       CURRENCY
                                        (000)
                                      ---------
FOREIGN BONDS -- 0.7%
AUSTRIA -- 0.2%
    Republic of Austria
      5.50%, 01/15/10...............       2,400        2,307,302
                                                   --------------

                                      PRINCIPAL
                                       IN LOCAL
                                       CURRENCY
                                        (000)          VALUE
                                      ---------        -----
GERMANY -- 0.5%
    Bundesrepublic Germany
      6.25%, 01/04/24...............  $      920   $      957,192
      6.50%, 07/04/27...............       3,690        3,984,331
      6.25%, 01/04/30...............       1,570        1,661,475
                                                   --------------
                                                        6,602,998
                                                   --------------
TOTAL FOREIGN BONDS
  (Cost $8,164,175).................                    8,910,300
                                                   --------------
                                        NUMBER
                                          OF
                                      CONTRACTS
                                      ---------
OPTIONS -- 0.0%
PUT OPTIONS
    Government National Mortgage
      Assoc., Strike Price 85.344,
      Expires 02/27/01*+............      12,000           18,840
    Government National Mortgage
      Assoc., Strike Price 88.375,
      Expires 02/27/01*+............      15,000           23,400
    Government National Mortgage
      Assoc., Strike Price 91.938,
      Expires 2/27/01*+.............       5,000            7,800
                                                   --------------
    (Cost $50,000)..................                       50,040
                                                   --------------
                                         PAR
                                        (000)
                                        -----
COMMERCIAL PAPER -- 0.3%
    Daimler Chrysler NA
      6.55%, 01/31/01...............  $    1,300        1,293,141
    UBS Financial Corp.
      6.50%, 01/02/01...............       3,000        2,999,458
    (Cost $4,292,363)...............                    4,292,599
                                                   --------------
                                        SHARES
                                        ------
SHORT-TERM INVESTMENTS -- 1.3%
    Temporary Investment Cash
      Fund..........................   8,488,962        8,488,962
    Temporary Investment Fund.......   8,488,962        8,488,962
                                                   --------------
    (Cost $16,977,924)..............                   16,977,924
                                                   --------------
TOTAL INVESTMENTS -- 146.6%
  (Cost $1,831,391,199).............                1,844,089,994
                                                   --------------

AST PIMCO TOTAL RETURN BOND PORTFOLIO
--------------------------------------------------------------------------------

                                        NUMBER
                                          OF
                                      CONTRACTS        VALUE
                                      ---------        -----
WRITTEN OPTIONS -- (0.2)%
CALL OPTIONS
    10 Year U.S. Treasury Note
      Futures, Strike Price 105,
      Expires 02/16/01..............         445   $     (431,093)
    March 2001 Eurodollar Futures,
      Strike Price 93.25, Expires,
      03/19/01......................         745       (1,601,750)
                                                   --------------
                                                       (2,032,843)
                                                   --------------
PUT OPTIONS
    10 Year U.S. Treasury Note
      Futures, Strike Price 100,
      Expires 02/17/01*.............         458          (21,469)
    March 2001 Eurodollar Futures,
      Strike Price 92.25, Expires
      03/19/01......................         442           (5,525)
    March 2001 Eurodollar Futures,
      Strike Price 92.75, Expires
      03/19/01......................         278           (3,475)
    Receive variable rate payments
      on the six month JPY LIBOR-BBA
      and pay fixed rate payments on
      Japanese Government Bond
      Series 202 + 0.08%, Strike
      Price 1.8808, Notional amount
      300,000,000Y Expires
      02/28/01*+....................         300             (173)
                                                   --------------
                                                          (30,642)
                                                   --------------
    TOTAL WRITTEN OPTIONS
      (Cost $(844,039)).............                   (2,063,485)
                                                   --------------
                                         PAR
                                        (000)
                                        -----
SALE COMMITMENTS -- (2.0)%
    Federal National Mortgage Assoc.
      [TBA]
      6.00%, 01/16/30...............  $   20,000      (23,238,750)
    Government National Mortgage
      Assoc. [TBA]
      7.39%, 01/23/31...............       2,000       (2,032,500)
                                                   --------------
    (Cost $(25,264,375))............                  (25,271,250)
                                                   --------------
LIABILITIES IN EXCESS OF
  OTHER ASSETS -- (44.4%)...........                 (558,871,146)
                                                   --------------
NET ASSETS -- 100.0%................               $1,258,218,848
                                                   ==============

Foreign currency exchange contracts outstanding at December 31, 2000:

                                          IN
SETTLEMENT               CONTRACTS     EXCHANGE      CONTRACTS      UNREALIZED
  MONTH      TYPE        TO DELIVER       FOR        AT VALUE     (DEPRECIATION)
--------------------------------------------------------------------------------
01/01        Sell   EUR  3,500,000    $ 3,005,450   $ 3,285,274     $(279,824)
02/01        Sell   EUR  8,540,000      7,334,338     8,019,834      (685,496)
                                      -----------   -----------     ---------
                                      $10,339,788   $11,305,108     $(965,320)
                                      ===========   ===========     =========

# Securities with an aggregate market value of $6,235,655 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 2000:

                                             NOTIONAL      UNREALIZED
                         EXPIRATION           AMOUNT     APPRECIATION/
DESCRIPTION                MONTH              (000)      (DEPRECIATION)
-----------------------------------------------------------------------
Short U.S. Treasury 5
  Year Note............    03/01            $ (244,600)   $(4,967,477)
U.S. Treasury 10 Year
  Note++++.............    03/01                15,000        323,789
U.S. Treasury 30 Year
  Bond.................    03/01                 9,800        101,063
Euro Dollar++++........    03/01               154,000        544,938
10 Year Euro Bond......    03/01      EUR    1,584,000      1,423,300
Short 10 Year U.K.
  Gilt.................    03/01      GBP      (47,100)      (329,175)
Euro Euribor Interest
  Rate.................    03/01      EUR          500          1,535
Euro Euribor Interest
  Rate.................    06/01      EUR          500          2,303
Euro Euribor Interest
  Rate.................    09/01      EUR       11,250         57,644
Euro Euribor Interest
  Rate.................    12/01      EUR       22,750         88,000
Euro Euribor Interest
  Rate.................    03/02      EUR       11,000         25,807
                                                          -----------
                                                          $(2,728,273)
                                                          -----------

Interest rate swap agreements outstanding at December 31, 2000:

                                             NOTIONAL     UNREALIZED
                          EXPIRATION          AMOUNT    APPRECIATION/
DESCRIPTION                 MONTH             (000)     (DEPRECIATION)
----------------------------------------------------------------------
Receive variable rate
  payments on the six
  month LIBOR-BBA
  floating rate + 0.499%
  and pay fixed rate
  payments of 6.00%+....    01/09      EUR      4,250    $  (165,126)
Receive variable rate
  payments on the six
  month LIBOR-BBA
  floating rate - 0.54%
  and pay fixed rate
  payments of 6.25%+....    01/24      EUR        920        (99,895)
Receive variable rate
  payments on the three
  month LIBOR-BBA
  floating rate - 0.59%
  and pay fixed rate
  payments of 6.01%+....    01/30      EUR      2,700        (36,675)
Receive variable rate
  payments on the six
  month LIBOR-BBA
  floating rate and pay
  fixed rate payments of
  6.175%+...............    05/30      EUR      3,210       (110,129)

AST PIMCO TOTAL RETURN BOND PORTFOLIO
--------------------------------------------------------------------------------

                                             NOTIONAL     UNREALIZED
                          EXPIRATION          AMOUNT    APPRECIATION/
DESCRIPTION                 MONTH             (000)     (DEPRECIATION)
----------------------------------------------------------------------
Receive variable rate
  payments on the six
  month LIBOR-BBA
  floating rate and pay
  fixed rate payments of
  2.295% on the Japanese
  10 Year Government
  Bond+.................    04/08      JPY    580,000       (312,844)
Receive variable rate
  payments on the six
  month LIBOR-BBA
  floating rate and pay
  fixed rate payments of
  2.305% on the Japanese
  10 Year Government
  Bond+.................    04/08      JPY    377,000       (205,419)
Receive fixed rate
  payments of 6.00% and
  pay variable rate
  payments on the three
  month LIBOR-BBA
  floating rate+........    06/06            $ 32,100         39,387
Zero Coupon Swap.
  Receive (net
  appreciation) or pay
  (net depreciation), on
  expiration date, the
  difference between the
  three month LIBOR-
  BBA floating rate and
  the notional
  amount+...............    11/21               8,190       (792,068)
Zero Coupon Swap.
  Receive (net
  appreciation) or pay
  (net depreciation), on
  expiration date, the
  difference between the
  three month LIBOR-BBA
  floating rate and the
  notional amount+......    11/21               2,970       (310,357)

                                             NOTIONAL     UNREALIZED
                          EXPIRATION          AMOUNT    APPRECIATION/
DESCRIPTION                 MONTH             (000)     (DEPRECIATION)
----------------------------------------------------------------------
Zero Coupon Swap.
  Receive (net
  appreciation) or pay
  (net depreciation), on
  expiration date, the
  difference between the
  three month LIBOR-BBA
  floating rate and the
  notional amount+......    11/21               1,210       (126,882)
Zero Coupon Swap.
  Receive (net
  appreciation) or pay
  (net depreciation), on
  expiration date, the
  difference between the
  three month LIBOR-BBA
  floating rate and the
  notional amount+......    11/21                 840        (55,880)
                                                         -----------
                                                         $(2,175,888)
                                                         ===========

Credit default swap agreements outstanding at December 31, 2000:

                                              NOTIONAL
                           EXPIRATION          AMOUNT      UNREALIZED
DESCRIPTION                  MONTH             (000)      DEPRECIATION
-----------------------------------------------------------------------
Pay fixed rate equal to
  6.15% and the Portfolio
  will receive from the
  counterparty at par in
  the event of default of
  the Republic of
  Argentina 9.25% due
  02/23/01+..............    03/01            $    500      $(26,654)
                                                            ========

--------------------------------------------------------------------------------

Definitions of abbreviations are included following the Schedules of Investments.

*   Non-income producing security.

**  A portion of this security is subject to put options written. (See Note 6).

+ Illiquid security. At the end of the year, these securities amounted to 3.2% of net assets.

++++  This security is subject to call options written. (See Note 6).

144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the year, these securities amounted to 9.81% of net assets.

See Notes to Financial Statements.

AST INVESCO EQUITY INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                      SHARES          VALUE
                                      ------          -----
COMMON STOCK -- 76.0%
ADVERTISING -- 1.0%
    Omnicom Group, Inc.@.......         137,300   $   11,378,738
                                                  --------------
AEROSPACE -- 1.7%
    General Motors Corp. Cl-H*....      529,500       12,178,500
    Northrop Grumman Corp.*.......      100,000        8,300,000
                                                  --------------
                                                      20,478,500
                                                  --------------
AUTOMOBILE MANUFACTURERS -- 1.5%
    Ford Motor Co. ...............      349,635        8,194,570
    General Motors Corp. .........      175,000        8,914,063
                                                  --------------
                                                      17,108,633
                                                  --------------
BEVERAGES -- 3.1%
    Anheuser-Busch Companies,
      Inc.*.......................      371,000       16,880,500
    Coors, (Adolph) Co. Cl-B*.....      240,000       19,275,000
                                                  --------------
                                                      36,155,500
                                                  --------------
CHEMICALS -- 0.5%
    Dow Chemical Co. .............      169,400        6,204,275
                                                  --------------
COMPUTER HARDWARE -- 0.3%
    Compaq Computer Corp. ........      200,000        3,010,000
                                                  --------------
COMPUTER SERVICES & SOFTWARE -- 1.5%
    Cisco Systems, Inc.*..........      286,000       10,939,500
    Microsoft Corp.*..............      162,300        7,060,050
                                                  --------------
                                                      17,999,550
                                                  --------------
CONGLOMERATES -- 1.0%
    Minnesota Mining &
      Manufacturing Co.*..........      100,100       12,062,050
                                                  --------------
CONSUMER PRODUCTS & SERVICES -- 1.5%
    Gillette Co. .................      500,000       18,062,500
                                                  --------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 2.0%
    General Electric Co. .........      480,000       23,010,000
                                                  --------------
ENERGY SERVICES -- 0.4%
    ScottishPower PLC [ADR].......      145,000        4,395,313
                                                  --------------
ENTERTAINMENT & LEISURE -- 0.6%
    Harrah's Entertainment,
      Inc.*@...................         220,000        5,802,500
    Park Place Entertainment
      Corp.*......................      106,600        1,272,538
                                                  --------------
                                                       7,075,038
                                                  --------------
FARMING & AGRICULTURE -- 0.5%
    Monsanto Co.*.................      204,300        5,528,869
                                                  --------------
FINANCIAL-BANK & TRUST -- 6.4%
    Bank of New York Co., Inc. ...      500,000       27,593,749
    Charter One Financial,
      Inc. .......................      343,980        9,932,423
    Chase Manhattan Corp. ........      285,000       12,949,688
    Morgan, (J.P.) & Co., Inc. ...      100,000       16,549,999
    Summit Bancorp@............         200,000        7,637,500
                                                  --------------
                                                      74,663,359
                                                  --------------
FINANCIAL SERVICES -- 8.7%
    Citigroup, Inc. ..............      400,000       20,425,000
    John Hancock Financial
      Services, Inc.*.............      600,000       22,575,000

                                      SHARES          VALUE
                                      ------          -----
    Morgan Stanley Dean Witter &
      Co.*........................      170,000   $   13,472,500
    Stilwell Financial, Inc.*.....      780,000       30,761,249
    Wells Fargo & Co.@.........         285,000       15,870,938
                                                  --------------
                                                     103,104,687
                                                  --------------
FOOD -- 3.7%
    General Mills, Inc. ..........      200,000        8,912,500
    Heinz, (H.J.) Co. ............      215,000       10,199,063
    Kellogg Co. ..................      350,000        9,187,500
    Quaker Oats Co. ..............      155,000       15,093,125
                                                  --------------
                                                      43,392,188
                                                  --------------
INSURANCE -- 3.7%
    Allmerica Financial Corp. ....      370,363       26,851,318
    MetLife, Inc.*@............         400,000       14,000,000
    Ohio Casualty Corp. ..........      300,000        3,000,000
                                                  --------------
                                                      43,851,318
                                                  --------------
INTERNET SERVICES -- 0.6%
    America Online, Inc.*.........      200,000        6,960,000
                                                  --------------
MACHINERY & EQUIPMENT -- 0.8%
    Illinois Tool Works, Inc. ....      165,700        9,869,506
                                                  --------------
METALS & MINING -- 1.2%
    Alcoa, Inc. ..................      260,000        8,710,000
    Phelps Dodge Corp.@........          90,000        5,023,125
                                                  --------------
                                                      13,733,125
                                                  --------------
OIL & GAS -- 8.8%
    Apache Corp. .................      256,600       17,978,038
    BP Amoco PLC [ADR]............      250,000       11,968,750
    Exxon Mobil Corp. ............      240,000       20,864,999
    Phillips Petroleum Co. .......      150,000        8,531,250
    Royal Dutch Petroleum Co. NY
      Reg.........................      180,000       10,901,250
    Schlumberger Ltd.@.........         220,000       17,586,250
    Unocal Corp.@..............         440,000       17,022,500
                                                  --------------
                                                     104,853,037
                                                  --------------
PAPER & FOREST PRODUCTS -- 1.4%
    Bowater, Inc. ................      190,000       10,711,250
    Temple-Inland, Inc.@.......         100,000        5,362,500
                                                  --------------
                                                      16,073,750
                                                  --------------
PHARMACEUTICALS -- 7.8%
    American Home Products
      Corp. ......................      375,000       23,831,249
    Immunex Corp.*@............         239,000        9,709,375
    Merck & Co., Inc. ............      225,000       21,065,625
    Pfizer, Inc. .................      475,750       21,884,500
    Pharmacia Corp.@...........         250,000       15,250,000
                                                  --------------
                                                      91,740,749
                                                  --------------
PRINTING & PUBLISHING -- 1.0%
    McGraw-Hill Co., Inc. ........      200,000       11,725,000
                                                  --------------

AST INVESCO EQUITY INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                      SHARES          VALUE
                                      ------          -----
RAILROADS -- 1.0%
    Kansas City Southern
      Industries, Inc. ...........      195,000   $    1,974,375
    Norfolk Southern Corp. .......      700,000        9,318,750
                                                  --------------
                                                      11,293,125
                                                  --------------
RETAIL & MERCHANDISING -- 3.8%
    RadioShack Corp.@..........         340,000       14,556,250
    Target Corp. .................      525,000       16,931,250
    Wal-Mart Stores, Inc. ........      250,000       13,281,250
                                                  --------------
                                                      44,768,750
                                                  --------------
SEMICONDUCTORS -- 2.0%
    Intel Corp. ..................      327,100        9,894,775
    Maxim Integrated Products,
      Inc.*.......................      273,000       13,052,813
                                                  --------------
                                                      22,947,588
                                                  --------------
TELECOMMUNICATIONS -- 7.1%
    AT&T Corp.@................         150,000        2,596,875
    AT&T Corp. Liberty Media Group
      Cl-A*.......................      391,000        5,302,938
    BellSouth Corp. ..............      308,200       12,616,938
    Crown Castle International
      Corp.*@..................         252,000        6,819,750
    EchoStar Communications Corp.
      Cl-A*.......................      146,000        3,321,500
    Lucent Technologies,
      Inc.@....................         215,000        2,902,500
    Nokia Corp. Cl-A [ADR]........      190,000        8,265,000
    Qwest Communications
      International, Inc.*........      345,864       14,180,423
    SBC Communications, Inc. .....      363,300       17,347,574
    Verizon Communications,
      Inc. .......................      200,000       10,025,000
                                                  --------------
                                                      83,378,498
                                                  --------------
UTILITIES -- 2.4%
    Alliant Energy Corp.@......          88,400        2,817,750
    Duke Energy Corp. ............      180,000       15,345,000
    Enron Corp.@...............         120,000        9,975,000
                                                  --------------
                                                      28,137,750
                                                  --------------
TOTAL COMMON STOCK
  (Cost $717,336,257).............                   892,961,396
                                                  --------------
                                        PAR
                                       (000)
                                    -----------
CORPORATE OBLIGATIONS -- 19.3%
BROADCASTING -- 0.7%
    Chancellor Media Corp. 8.00%,
      11/01/08....................  $     4,000   $    4,035,000
    Chancellor Media Corp. L.A.
      Cl-B 8.125%, 12/15/07.......        4,000        4,040,000
                                                  --------------
                                                       8,075,000
                                                  --------------
BUSINESS SERVICES -- 0.0%
    Intermedia Communications,
      Inc. 12.25%, 03/01/09
      [STEP]......................        1,000          405,000
                                                  --------------

                                        PAR
                                       (000)          VALUE
                                    -----------   --------------
CABLE TELEVISION -- 0.4%
    Comcast U.K. Cable Corp.
      10.531%, 11/15/07 [STEP]....  $     4,000   $    3,420,000
    Diamond Cable Communications
      PLC [STEP]
      11.75%, 12/15/05............        1,500        1,350,000
                                                  --------------
                                                       4,770,000
                                                  --------------
CHEMICALS -- 0.1%
    Equistar Chemicals L.P. 7.55%,
      02/15/26....................        2,225        1,644,980
                                                  --------------
COMPUTER SERVICES & SOFTWARE -- 0.6%
    Juniper Networks, Inc. 4.75%,
      03/15/07....................        6,300        6,575,625
                                                  --------------
FINANCIAL SERVICES -- 0.6%
    Associates Corp. of North
    America Cl-E
      7.375%, 06/11/07............        2,400        2,452,274
    Resolution Funding Corp.
      6.58%, 04/15/09 [ZCB].......        8,000        5,065,920
                                                  --------------
                                                       7,518,194
                                                  --------------
HEALTHCARE SERVICES -- 0.1%
    FHP International Corp. 7.00%,
      09/15/03....................        1,000          904,612
                                                  --------------
HOTELS & MOTELS -- 0.2%
    Hilton Hotels Corp. 7.20%,
      12/15/09@................           2,000        1,912,628
                                                  --------------
INDUSTRIAL PRODUCTS -- 0.2%
    Heritage Media Corp.
      8.75%, 02/15/06.............        1,500        1,462,500
    Inland Steel Co. Cl-R 7.90%,
      01/15/07....................        1,971        1,389,555
                                                  --------------
                                                       2,852,055
                                                  --------------
INSURANCE -- 0.4%
    The Equitable Companies, Inc.
      9.00%, 12/15/04.............        4,035        4,382,910
                                                  --------------
INTERNET SERVICES -- 0.1%
    Call-Net Enterprises, Inc.
      [STEP] 10.80%, 05/15/09.....        2,000          410,000
    PSINet, Inc. Cl-B 10.00%,
      02/15/05....................          850          225,250
                                                  --------------
                                                         635,250
                                                  --------------
MACHINERY & EQUIPMENT -- 0.1%
    NationsRent, Inc.
      10.375%, 12/15/08...........          875          336,875
    United Rentals, Inc. 9.25%,
      01/15/09@................             750          573,750
                                                  --------------
                                                         910,625
                                                  --------------
MEDICAL SUPPLIES & EQUIPMENT -- 0.4%
    Imcera Group, Inc. 7.00%,
      12/15/13....................        5,000        5,099,490
                                                  --------------

AST INVESCO EQUITY INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                        PAR
                                       (000)          VALUE
                                    -----------   --------------
OIL & GAS -- 0.8%
    Atlantic Richfield Co.
      10.875%, 07/15/05...........  $     3,000   $    3,578,778
    CMS Panhandle Holding Co.
      6.50%, 07/15/09.............        2,000        1,862,994
    Gulf Canada Resources Ltd.
      8.25%, 03/15/17.............        1,000        1,015,000
    Noram Energy Corp. 6.00%,
      03/15/12 [CVT]..............        1,929        1,673,408
    Sunoco, Inc.
      9.375%, 06/01/16............        1,000        1,117,639
                                                  --------------
                                                       9,247,819
                                                  --------------
PAPER & FOREST PRODUCTS -- 0.8%
    Bowater, Inc. 9.00%,
      08/01/09....................        2,000        2,122,792
    Chesapeake Corp. 7.20%,
      03/15/05 ...................        5,000        4,577,205
    Quno Corp. 9.125%, 05/15/05...        2,150        2,247,526
                                                  --------------
                                                       8,947,523
                                                  --------------
PRINTING & PUBLISHING -- 0.1%
    World Color Press, Inc. 7.75%,
      02/15/09....................        1,150        1,127,000
                                                  --------------
TELECOMMUNICATIONS -- 5.4%
    Allegiance Telecom, Inc. Cl-B
      12.579%, 02/15/08 [STEP]....        3,150        1,984,500
    Asia Global Crossing Ltd. 144A
      13.375%, 10/15/10...........        1,000          867,500
    Caprock Communications Corp.
      11.50%, 05/01/09............          500          501,250
    Centel Capital Corp. 9.00%,
      10/15/19....................        2,500        2,646,525
    Clearnet Communications, Inc.
      [STEP] 9.093%, 05/01/09.....        2,500        1,975,000
    ESAT Telecom Group PLC
      10.089%, 02/01/07 [STEP]....        2,000        1,960,000
      11.875%, 12/01/08...........        1,000        1,147,500
    GTE Corp. 7.90%, 02/01/27.....        4,000        3,959,596
    Intermedia Communications,
      Inc. Cl-B 9.592%, 07/15/07
      [STEP]......................        4,000        2,420,000
    Level 3 Communications, Inc.
      11.471%, 12/01/08 [STEP]....        6,250        3,406,250
    McLeodUSA, Inc. 10.84%,
      03/01/07 [STEP].............        2,500        2,087,500
    MetroNet Communications Corp.
      6.556%, 06/15/08 [STEP].....       12,700       10,302,875
      10.75%, 11/01/07 [STEP].....        1,750        1,559,688
    NEXTLINK Communications, Inc.
      12.50%, 04/15/06............        2,000        1,810,000
      9.625%, 10/01/07............        2,500        2,012,500
    Price Communications Wireless,
      Inc. Cl-B 9.125%,
      12/15/06....................        1,500        1,526,250

                                        PAR
                                       (000)          VALUE
                                    -----------   --------------
    Qwest Communications
      International, Inc. Cl-B
      6.774%, 02/01/08 [STEP].....  $     7,000   $    6,116,250
    RCN Corp. 10.125%, 01/15/10...        1,500          772,500
    Renaissance Media Group
      9.587%, 04/15/08 [STEP].....        2,200        1,515,250
    Rogers Cantel, Inc.
      9.375%, 06/01/08............        1,500        1,552,500
      9.75%, 06/01/16.............        5,500        5,885,000
    Teleglobe, Inc. 7.70%,
      07/20/29....................        3,000        2,971,959
    US West Communications Group
      5.65%, 11/01/04.............        5,000        4,795,795
                                                  --------------
                                                      63,776,188
                                                  --------------
UTILITIES -- 8.3%
    Arizona Public Service Co.
      8.00%, 02/01/25.............        3,000        3,011,256
    Cleveland Electric
      Illuminating Co. 9.00%,
      07/01/23....................        1,000        1,059,085
    Cleveland Electric
      Illuminating Co. Cl-B 9.50%,
      05/15/05....................        3,000        3,079,878
    Cleveland Electric
      Illuminating Co. Cl-D 7.88%,
      11/01/17....................        2,500        2,521,195
    Commonwealth Edison Co.
      7.00%, 07/01/05.............        2,500        2,546,723
      8.25%, 10/01/06.............        2,000        2,139,084
      8.625%, 02/01/22............        3,000        3,120,984
      8.375%, 02/15/23............          400          411,723
    Consumers Energy Co. 7.375%,
      09/15/23 ...................        2,500        2,330,970
    Duquesne Light Co. 7.55%,
      06/15/25....................        4,500        4,391,951
    El Paso Electric Co. 8.90%,
      02/01/06....................        4,950        5,364,562
    El Paso Electric Co. Cl-C
      8.25%, 02/01/03.............        1,500        1,540,151
    El Paso Electric Co. Cl-E
      9.40%, 05/01/11.............        1,033        1,134,074
    Gulf Power Co. 6.875%,
      01/01/26 ...................        3,000        2,745,363
    Gulf States Utilities 8.70%,
      04/01/24....................        1,000        1,041,887
    Indiana Michigan Power 8.50%,
      12/15/22....................        4,000        4,162,624
    Jersey Central Power & Light
      Co.
      7.98%, 02/16/23.............        1,500        1,514,646
      7.50%, 05/01/23.............        2,500        2,373,838
    Kentucky Utility Energy Corp.
      7.55%, 06/01/25.............        1,500        1,441,179
    Metropolitan Edison Co. Cl-B
      8.15%, 01/30/23.............        2,975        3,052,246

AST INVESCO EQUITY INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                        PAR
                                       (000)          VALUE
                                    -----------   --------------
    New York State Electric & Gas
      Corp.
      8.30%, 12/15/22.............  $     1,400   $    1,441,622
      8.30%, 12/15/22.............          475          492,492
    Niagara Mohawk Power Corp.
      8.75%, 04/01/22.............        2,683        2,802,106
      8.50%, 07/01/23.............        2,450        2,548,054
    NRG Northeast Generating
      9.292%, 12/15/24............        4,250        4,522,850
    Penn Power Co.
      8.50%, 07/15/22.............        1,000        1,014,360
    Potomac Edison Co.
      8.00%, 06/01/24.............        2,000        2,035,472
      7.75%, 05/01/25.............        3,400        3,362,627
    Potomac Electric Power
      8.50%, 05/15/27.............        1,000        1,037,938
    Public Service Electric & Gas
      Co.
      6.375%, 05/01/08............        1,000          979,556
    Public Service of New Mexico
      7.50%, 08/01/18.............        1,500        1,424,633
    Public Service of New Mexico
      Cl-A
      7.10%, 08/01/05.............        5,000        4,996,859
    TXU Corp.
      7.875%, 04/01/24............        4,000        4,020,036
      8.50%, 08/01/24.............        5,000        5,268,729
    TXU Electric Capital Corp.
      8.175%, 01/30/37............        2,000        1,845,302
    Union Electric Co.
      8.25%, 10/15/22.............        4,750        4,948,431
    Western Massachusetts Electric
      Co. Cl-V
      7.75%, 12/01/02.............          941          941,010
    Wisconsin Electric & Power
      8.375%, 12/01/26............        4,500        4,636,062
                                                  --------------
                                                      97,301,558
                                                  --------------
TOTAL CORPORATE OBLIGATIONS
  (Cost $237,514,994).............                   226,086,457
                                                  --------------
U.S. TREASURY OBLIGATIONS -- 1.0%
    U.S. Treasury Notes@
      5.875%, 11/15/04............        5,000        5,131,935
      6.75%, 05/15/05.............        4,500        4,791,227
      5.75%, 08/15/10.............        2,000        2,096,720
                                                  --------------
    (Cost $11,524,149)............                    12,019,882
                                                  --------------

                                        PAR
                                       (000)          VALUE
                                    -----------   --------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 1.0%
    Federal Home Loan Mortgage
      Corp.
      6.50%, 09/01/11-02/01/30
    (Cost $11,253,028)............  $    11,650   $   11,602,900
                                                  --------------
                                      SHARES
                                      ------
PREFERRED STOCK -- 0.3%
METALS & MINING -- 0.0%
    Kinam Gold, Inc. 3.75 Cl-B*...       20,000          150,000
                                                  --------------
TELECOMMUNICATIONS -- 0.3%
    Broadwing Communications, Inc.
      12.50%......................        3,000        2,917,500
                                                  --------------
TOTAL PREFERRED STOCK
  (Cost $4,259,075)...............                     3,067,500
                                                  --------------
                                        PAR
                                       (000)
                                    -----------
COMMERCIAL PAPER -- 0.4%
    American General Corp.
      6.505%, 01/02/01
    (Cost $4,200,000).............  $     4,200        4,200,000
                                                  --------------
                                      SHARES
                                      ------
SHORT-TERM INVESTMENTS -- 1.6%
    Temporary Investment Cash
      Fund........................    9,098,263        9,098,263
    Temporary Investment Fund.....    9,098,262        9,098,262
                                                  --------------
    (Cost $18,196,525)............                    18,196,525
                                                  --------------
TOTAL INVESTMENTS -- 99.6%
  (Cost $1,004,284,028)...........                 1,168,134,660
OTHER ASSETS LESS
  LIABILITIES -- 0.4%.............                     4,935,477
                                                  --------------
NET ASSETS -- 100.0%..............                $1,173,070,137
                                                  ==============

--------------------------------------------------------------------------------

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the year, this security amounted to less than 0.1% of net assets.

@ All or a portion of the security was on loan. (See Note 2)

See Notes to Financial Statements.

AST JANUS SMALL-CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
COMMON STOCK -- 87.8%
ADVERTISING -- 5.2%
    Getty Images, Inc.*@...........       223,595   $  7,155,040
    Lamar Advertising Co.*@........       253,490      9,783,130
    TMP Worldwide, Inc.*@..........       250,535     13,779,425
                                                    ------------
                                                      30,717,595
                                                    ------------
BROADCASTING -- 8.5%
    Clear Channel Communications,
      Inc.*@.......................       162,093      7,851,380
    Cox Radio, Inc.*..................    291,945      6,587,009
    Entercom Communications
      Corp.*@......................       172,715      5,947,873
    Entravision Communications
      Corp.*..........................    561,660     10,320,503
    NDS Group PLC*....................     55,255      3,018,304
    Radio One, Inc.*..................    301,475      3,222,014
    Radio One, Inc. Cl-D*.............    641,210      7,053,310
    Spanish Broadcasting Systems,
      Inc.*...........................    294,855      1,474,275
    Westwood One, Inc.*...............    260,190      5,024,919
                                                    ------------
                                                      50,499,587
                                                    ------------
BUSINESS SERVICES -- 6.4%
    Commerce One, Inc.*@...........      231,988      5,872,196
    Informatica Corp.*................    285,380     11,290,346
    Iron Mountain, Inc.*..............    137,980      5,122,508
    PurchasePro.com, Inc.*@........       899,320     15,738,100
                                                    ------------
                                                      38,023,150
                                                    ------------
CAPITAL GOODS -- 1.1%
    Mettler-Toledo International,
      Inc.*...........................    120,880      6,572,850
                                                    ------------
CHEMICALS -- 2.0%
    Symyx Technologies, Inc.*.........    332,985     11,987,460
                                                    ------------
COMPUTER HARDWARE -- 3.0%
    Black Box Corp.*..................     88,840      4,292,083
    CDW Computer Centers, Inc.*.......     35,225        981,897
    Insight Enterprises, Inc.*........    696,745     12,497,863
                                                    ------------
                                                      17,771,843
                                                    ------------
COMPUTER SERVICES & SOFTWARE -- 3.5%
    McData Corp.*@.................        49,315      2,699,996
    NetIQ Corp.*......................    150,405     13,141,637
    OTG Software, Inc.*...............    248,330      4,008,201
    Resonate, Inc.*...................    112,945      1,072,978
                                                    ------------
                                                      20,922,812
                                                    ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 2.2%
    Capstone Turbine Corp.*@.......       146,900      4,113,200
    Dionex Corp.*.....................    175,715      6,062,168
    Microtune, Inc.*..................    172,530      2,857,528
                                                    ------------
                                                      13,032,896
                                                    ------------
ENTERTAINMENT & LEISURE -- 3.9%
    Championship Auto Racing Teams,
      Inc.*...........................    209,810      4,406,010
    Park Place Entertainment
      Corp.*@......................       559,480      6,678,792
    Playboy Enterprises, Inc. Cl-B*...    222,150      2,207,616
    Six Flags, Inc.*@..............       296,635      5,098,414
    Station Casinos, Inc.*@........       319,808      4,777,125
                                                    ------------
                                                      23,167,957
                                                    ------------

                                         SHARES        VALUE
                                         ------        -----
FINANCIAL SERVICES -- 2.0%
    Investors Financial Service
      Corp. ..........................    138,920   $ 11,947,120
                                                    ------------
HEALTHCARE SERVICES -- 5.9%
    Accredo Health, Inc.*.............    178,375      8,952,195
    Apria Healthcare Group, Inc.*.....    590,765     17,575,259
    First Health Group Corp.*.........     98,590      4,590,597
    LifePoint Hospitals, Inc.*........     33,370      1,672,671
    Province Healthcare Co.*..........     60,725      2,391,047
                                                    ------------
                                                      35,181,769
                                                    ------------
INTERNET SERVICES -- 5.5%
    724 Solutions, Inc.*@..........       120,435      2,009,759
    Active Software, Inc.*@........       152,870      3,353,586
    Globix Corp.*.....................  1,074,060      2,953,665
    internet.com Corp.*...............     72,080        427,975
    IntraNet Solutions, Inc.*.........    222,275     11,336,026
    Liberate Technologies, Inc.*......    284,965      3,882,648
    NaviSite, Inc.*@...............       219,245        513,855
    Retek, Inc.*......................    254,881      6,212,724
    Selectica, Inc.*@..............        83,665      2,023,647
                                                    ------------
                                                      32,713,885
                                                    ------------
MACHINERY & EQUIPMENT -- 0.3%
    Grant Prideco, Inc.*..............     78,305      1,717,816
                                                    ------------
MEDICAL SUPPLIES & EQUIPMENT -- 1.7%
    Applera Corp.-Celera Genomics
      Group*..........................     64,590      2,321,203
    Bergen Brunswig Corp. Cl-A........    193,405      3,061,601
    Cima Labs, Inc.*..................     37,585      2,445,374
    Corvas International, Inc.*.......    142,475      2,048,078
                                                    ------------
                                                       9,876,256
                                                    ------------
PERSONAL SERVICES -- 1.4%
    Career Education Corp.*...........    206,015      8,060,337
                                                    ------------
PHARMACEUTICALS -- 13.4%
    Abgenix, Inc.*....................    234,180     13,831,255
    Arena Pharmaceuticals, Inc.*......    129,965      2,014,458
    Celgene Corp.*@................       144,335      4,690,888
    Cubist Pharmaceuticals, Inc.*.....     64,900      1,882,100
    Enzon, Inc.*@..................       540,915     33,570,536
    Oncogene Science, Inc.*...........     47,405      3,798,326
    Priority Healthcare Corp. Cl-B*...    169,015      6,897,925
    Professional Detailing, Inc.*.....    114,410     12,100,645
                                                    ------------
                                                      78,786,133
                                                    ------------
PRINTING & PUBLISHING -- 2.1%
    Valassis Communications, Inc.*....    396,922     12,527,851
                                                    ------------
RESTAURANTS -- 0.4%
    P.F. Chang's China Bistro,
      Inc.*@.......................        66,505      2,090,751
                                                    ------------
RETAIL & MERCHANDISING -- 2.8%
    Key3Media Group, Inc.*............    204,605      2,493,623
    Linens 'n Things, Inc.*...........    172,690      4,770,561
    School Specialty, Inc.*...........    398,055      7,985,979
    Williams-Sonoma, Inc.*............     69,635      1,392,700
                                                    ------------
                                                      16,642,863
                                                    ------------

AST JANUS SMALL-CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
SEMICONDUCTORS -- 9.7%
    Alpha Industries, Inc.*@.......       307,354   $ 11,372,098
    Marvell Technology Group
      Ltd.*@.......................       213,770      4,689,579
    Pixelworks, Inc.*@.............       126,060      2,820,593
    SDL, Inc.*@....................       186,800     27,681,424
    Semtech Corp.*....................     66,825      1,474,327
    TriQuint Semiconductor, Inc.*.....    162,885      7,116,038
    Virata Corp.*@.................       128,480      1,397,220
                                                    ------------
                                                      56,551,279
                                                    ------------
TELECOMMUNICATIONS -- 5.7%
    Avanex Corp.*@.................        48,440      2,885,208
    CTC Communications Group, Inc.*...    217,222      1,004,652
    IDT Corp.*........................    117,330      2,390,599
    Natural MicroSystems Corp.*.......    274,295      2,708,663
    Neon Communications, Inc.*........    210,035      1,365,228
    New Focus, Inc.*@..............       133,330      4,633,217
    Novatel Wireless, Inc.*...........    158,300      1,958,963
    Oplink Communications,
      Inc.*@.......................       161,810      2,922,693
    Pac-West Telecomm, Inc.*..........    233,505        802,673
    SBA Communications Corp.*.........    251,425     10,324,138
    WinStar Communications,
      Inc.*@.......................       258,715      3,023,732
                                                    ------------
                                                      34,019,766
                                                    ------------
UTILITIES -- 1.1%
    Avista Corp. .....................    329,380      6,752,290
                                                    ------------
TOTAL COMMON STOCK
  (Cost $514,973,147).................               519,564,266
                                                    ------------
                                           PAR
                                          (000)
                                          -----
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 3.4%
    Federal Home Loan Bank
      6.16%, 01/31/01.................  $  10,000      9,948,667
    Federal Home Loan Mortgage Corp.
      6.37%, 02/01/01.................     10,000      9,945,147
                                                    ------------
    (Cost $19,893,814)................                19,893,814
                                                    ------------
                                         SHARES
                                         ------
FOREIGN STOCK -- 2.2%
ENTERTAINMENT & LEISURE -- 1.0%
    Corporacion Interamericana de
      Entretenimento -- (MXP)*........  1,476,200      5,968,700
                                                    ------------

                                         SHARES        VALUE
                                         ------        -----
TELECOMMUNICATIONS -- 1.2%
    Cogeco Cable, Inc. -- (CAD).......    322,013   $  7,332,071
                                                    ------------
TOTAL FOREIGN STOCK
  (Cost $10,140,865)..................                13,300,771
                                                    ------------
PREFERRED STOCK -- 1.2%
TELECOMMUNICATIONS
    Crown Castle International Corp.
      6.25%*
      (Cost $7,675,500)...............    153,510      7,080,649
                                                    ------------
                                           PAR
                                          (000)
                                          -----
CORPORATE OBLIGATIONS -- 0.5%
INTERNET SERVICES -- 0.1%
    Globix Corp.
      12.50%, 02/01/10................  $   1,445        541,875
                                                    ------------
TELECOMMUNICATIONS -- 0.4%
    Cyras Systems 144A+
      4.50%, 08/15/05.................      1,210      1,421,750
    Radio One, Inc. Cl-B
      12.00%, 05/15/04................      1,174      1,203,350
                                                    ------------
                                                       2,625,100
                                                    ------------
TOTAL CORPORATE OBLIGATIONS
  (Cost $3,707,959)...................                 3,166,975
                                                    ------------
COMMERCIAL PAPER -- 4.4%
    UBS Financial Corp.
      6.50%, 01/02/01
    (Cost $25,895,324)................     25,900     25,895,324
                                                    ------------
                                         SHARES
                                         ------
SHORT-TERM INVESTMENTS -- 0.0%
    Temporary Investment Cash Fund....     38,993         38,993
    Temporary Investment Fund.........     38,992         38,992
                                                    ------------
    (Cost $77,985)....................                    77,985
                                                    ------------
TOTAL INVESTMENTS -- 99.5%
  (Cost $582,364,594).................               588,979,784
OTHER ASSETS LESS
  LIABILITIES -- 0.5%.................                 3,058,379
                                                    ------------
NET ASSETS -- 100.0%..................              $592,038,163
                                                    ============

--------------------------------------------------------------------------------
Unless otherwise noted, all stocks are common stock.

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

+ Illiquid security. At the end of the year, this security amounted to 0.2% of net assets.

144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the year, this security amounted to 0.2% of net assets.

@ All or a portion of the security was on loan. (See Note 2)

See Notes to Financial Statements.

AST AMERICAN CENTURY INTERNATIONAL GROWTH PORTFOLIO II
--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
FOREIGN STOCK -- 86.7%
BELGIUM -- 1.6%
    Dexia............................      15,960   $  2,885,907
    Fortis Cl-B......................      70,953      2,304,837
    Interbrew 144A*+.................      28,798      1,003,607
                                                    ------------
                                                       6,194,351
                                                    ------------
BRAZIL -- 1.3%
    Banco Itau SA....................  19,870,000      1,885,112
    Petroleo Brasileiro SA*..........     129,725      3,045,560
                                                    ------------
                                                       4,930,672
                                                    ------------
CANADA -- 3.5%
    Bombardier, Inc. Cl-B............     138,400      2,133,115
    Celestica, Inc. NY Reg.*.........      52,654      2,856,480
    Nortel Networks Corp. NY Reg.*...      62,300      1,997,494
    Sun Life Financial Services*.....     177,500      4,726,998
    Toronto-Dominion Bank............      69,200      2,001,811
                                                    ------------
                                                      13,715,898
                                                    ------------
DENMARK -- 3.3%
    Danske Bank AS*..................     108,600      1,953,451
    ISS AS...........................      50,500      3,436,571
    Novo Nordisk AS Cl-B*............      42,073      7,541,453
                                                    ------------
                                                      12,931,475
                                                    ------------
FINLAND -- 1.3%
    Nokia Corp. Cl-A [ADR]...........     114,400      4,976,400
                                                    ------------
FRANCE -- 13.2%
    Alcatel Corp. SA.................      35,363      2,008,620
    Altran Technologies SA...........      13,007      2,942,981
    Aventis SA.......................      86,200      7,566,799
    AXA SA...........................      52,731      7,623,949
    Compagnie Generale des
      Establissements Michelin SA*...       5,200        188,201
    European Aeronautic Defense
      SA*............................     146,800      3,260,875
    Groupe Danone SA*................      18,300      2,759,243
    Pinault-Printemps Redoute SA.....      13,100      2,815,207
    Sanofi SA........................      58,432      3,894,955
    Societe Television Francaise
      SA.............................      63,000      3,400,961
    STMicroelectronics NV NY Reg.....      33,400      1,429,938
    Suez Lyonnaise des Eaux SA.......      35,900      6,555,523
    Total Fina SA Cl-B*..............      19,600      2,914,772
    Vinci SA*........................      20,900      1,285,230
    Vivendi Universal SA.............      37,530      2,469,960
                                                    ------------
                                                      51,117,214
                                                    ------------
GERMANY -- 4.3%
    Ergo Versicherungs Gruppe AG*....      17,900      2,907,317
    Fresenius AG Pfd.................       7,208      1,915,114
    Marschollek, Lautenschlaeger Und
      Partner AG.....................      31,821      3,555,118
    Muenchener Rueckversicherung AG
      144A+..........................       8,821      3,180,111
    Schering AG......................      38,900      2,205,870
    Siemens AG.......................      11,100      1,471,990
    Veba AG..........................      23,900      1,454,006
                                                    ------------
                                                      16,689,526
                                                    ------------

                                         SHARES        VALUE
                                         ------        -----
HONG KONG -- 3.5%
    Cheung Kong Holdings Ltd. .......     207,000   $  2,647,242
    China Mobile Ltd. ...............     482,500      2,635,223
    HSBC Holdings PLC................     256,782      3,802,393
    Hutchison Whampoa Ltd. ..........     375,000      4,675,534
                                                    ------------
                                                      13,760,392
                                                    ------------
IRELAND -- 0.8%
    Elan Corp. PLC [ADR].............      62,500      2,925,781
                                                    ------------
ISRAEL -- 1.5%
    Check Point Software Technologies
      Ltd.*..........................      19,500      2,604,469
    Teva Pharmaceutical Industries
      Ltd. [ADR]*....................      43,600      3,193,700
                                                    ------------
                                                       5,798,169
                                                    ------------
ITALY -- 4.6%
    Alleanza Assicurazioni SPA.......     430,100      6,852,430
    Assicurazioni Generali SPA.......      84,500      3,355,756
    Banco Intesa SPA.................     996,922      4,792,084
    Mondadori, (Arnoldo) Editore
      SPA............................     223,200      2,074,544
    Telecom Italia SPA...............      81,920        906,001
                                                    ------------
                                                      17,980,815
                                                    ------------
JAPAN -- 10.1%
    Ajinomoto Co., Inc. .............     229,000      2,977,801
    Canon, Inc. .....................      72,000      2,521,891
    Eisai Co. Ltd. ..................      62,000      2,171,628
    Hitachi Ltd. ....................     134,000      1,194,501
    Hoya Corp. ......................      26,000      1,912,434
    Itochu Tecno-Science Corp. ......       5,400      1,001,979
    Kao Corp. .......................      24,000        697,723
    Keyence Corp. ...................       7,900      1,936,952
    Matsushita Communication
      Industrial Co. Ltd. ...........      12,000      1,507,881
    Mitsubishi Heavy Industries
      Ltd. ..........................     387,000      1,687,618
    Murata Manufacturing Co. Ltd. ...       7,200        844,833
    Nitto Denko Corp.*...............      45,000      1,221,541
    Nomura Securities Co. Ltd. ......      57,000      1,025,700
    NTT Mobile Communication Network,
      Inc. ..........................         106      1,828,546
    Orix Corp. ......................       5,500        551,926
    Sanyo Electric Co. ..............     365,000      3,036,339
    Sky Perfect Communications, Inc.
      144A*+.........................         100        131,348
    Takeda Chemical Industries
      Ltd. ..........................      70,000      4,143,607
    Tyco International Ltd. .........     156,300      8,674,650
                                                    ------------
                                                      39,068,898
                                                    ------------

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AST AMERICAN CENTURY INTERNATIONAL GROWTH PORTFOLIO II
--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
NETHERLANDS -- 8.4%
    Heineken NV*.....................      55,800   $  3,376,373
    ING Groep NV.....................     103,442      8,262,619
    Koninklijke (Royal) Philips
      Electronics NV*................     107,504      3,897,020
    Koninklijke Ahold NV.............     134,300      4,332,339
    Koninklijke Numico NV............      39,100      1,967,591
    Royal Dutch Petroleum Co. .......      34,700      2,101,519
    Unilever NV......................      26,302      1,664,340
    Unilever NV NY Reg.*.............         700         44,056
    VNU NV...........................     138,470      6,805,588
                                                    ------------
                                                      32,451,445
                                                    ------------
SINGAPORE -- 0.5%
    Capitaland Ltd.*.................     769,000      1,330,427
    City Developments Ltd.*..........     167,000        775,275
                                                    ------------
                                                       2,105,702
                                                    ------------
SPAIN -- 1.5%
    Banco Popular Espanol SA.........      81,300      2,831,769
    Telefonica SA*...................     192,895      3,187,329
                                                    ------------
                                                       6,019,098
                                                    ------------
SWEDEN -- 3.0%
    Assa Abloy AB Cl-B...............      76,264      1,491,247
    Atlas Copco AB Cl-B..............      36,200        757,721
    Ericsson, (L.M.) Telephone Co.
      [ADR]..........................     178,200      1,993,612
    Modern Times Group AB Cl-B*......       9,537        252,689
    Nordbanken Holding Co. AB........     555,863      4,212,185
    Securitas AB Cl-B................      98,645      1,829,561
    Skandianaviska Enskilda Banken
      AB*............................     111,400      1,227,870
                                                    ------------
                                                      11,764,885
                                                    ------------
SWITZERLAND -- 8.3%
    ABB AG...........................      38,814      4,137,685
    Adecco SA........................       3,316      2,087,208
    Julius Baer Holdings AG Cl-B.....       1,184      6,480,765
    Nestle SA........................       1,453      3,389,287
    Novartis AG......................       5,613      9,923,632
    Swatch Group AG..................       2,811      3,512,666
    Zurich Financial Services AG*....       4,786      2,885,481
                                                    ------------
                                                      32,416,724
                                                    ------------
UNITED KINGDOM -- 16.0%
    AMVESCAP PLC.....................     236,800      4,860,302
    Cable & Wireless PLC.............     169,574      2,287,399
    Capita Group PLC.................     157,800      1,178,615
    Centrica PLC.....................   1,484,265      5,748,110
    CMG PLC..........................      95,600      1,278,132
    Diageo PLC.......................     462,960      5,186,801
    Energis PLC*.....................     414,069      2,783,428
    Granada Compass PLC*.............     172,933      1,881,925
    Hays PLC.........................     323,200      1,863,603
    Logica PLC.......................      86,500      2,261,252

                                         SHARES        VALUE
                                         ------        -----
    Marconi PLC......................     104,400   $  1,121,306
    Misys PLC........................     250,100      2,465,769
    Next PLC.........................     200,100      2,407,728
    Pearson PLC......................     135,117      3,209,238
    Reckitt Benckiser PLC*...........     103,900      1,431,005
    Reed International PLC...........     623,400      6,518,681
    Rentokil Initial PLC*............     897,700      3,097,691
    Royal & Sun Alliance Insurance
      Group PLC......................     496,300      4,248,090
    Royal Bank of Scotland Group
      PLC............................      96,400      2,278,129
    Scottish & Southern Energy
      PLC*...........................     175,705      1,627,311
    Vodafone AirTouch PLC............     849,785      3,116,416
    WPP Group PLC....................      85,000      1,107,211
                                                    ------------
                                                      61,958,142
                                                    ------------
TOTAL FOREIGN STOCK
  (Cost $325,742,051)................                336,805,587
                                                    ------------
                                          PAR
                                         (000)
                                         -----
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 18.0%
    Federal Home Loan Bank
      5.70%, 01/02/01
    (Cost $69,788,948)...............  $   69,800     69,788,948
                                                    ------------
                                         SHARES
                                         ------
U.S. STOCK - 2.0%
COMPUTER SERVICES & SOFTWARE -- 0.6%
    Comverse Technology, Inc. .......      21,100      2,291,988
                                                    ------------
INSURANCE -- 1.1%
    AFLAC, Inc. .....................      58,700      4,237,406
                                                    ------------
TELECOMMUNICATIONS -- 0.3%
    Amdocs Ltd.*.....................      19,800      1,311,750
                                                    ------------
TOTAL U.S. STOCK
  (Cost $6,875,698)..................                  7,841,144
                                                    ------------
                                       PRINCIPAL
                                        IN LOCAL
                                        CURRENCY
                                         (000)
                                       ----------
FOREIGN BONDS -- 1.0%
GERMANY
    German Treasury Bill
      4.647%, 04/20/01
    (Cost $3,642,695)................       4,000      3,703,926
                                                    ------------
TOTAL INVESTMENTS -- 107.7%
  (Cost $406,049,392)................                418,139,605
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (7.7%)...................                (29,743,634)
                                                    ------------
NET ASSETS -- 100.0%.................               $388,395,971
                                                    ============

AST AMERICAN CENTURY INTERNATIONAL GROWTH PORTFOLIO II
--------------------------------------------------------------------------------

Foreign currency exchange contracts outstanding at December 31, 2000:

                                          IN
SETTLEMENT               CONTRACTS     EXCHANGE      CONTRACTS      UNREALIZED
MONTH        TYPE        TO RECEIVE       FOR        AT VALUE      APPRECIATION
--------------------------------------------------------------------------------
01/01        Buy    CAD    355,027    $   236,365   $   236,368      $     3
01/01        Buy    CHF  2,144,965      1,308,538     1,323,854       15,316
01/01        Buy    DKK    950,059        117,927       119,491        1,564
01/01        Buy    EUR  7,760,179      7,231,861     7,285,215       53,354
01/01        Buy    GBP  2,496,352      3,714,040     3,730,657       16,617
01/01        Buy    JPY  70,147,711       610,582       614,898        4,316
01/01        Buy    SEK    689,812         72,389        73,111          722
01/01        Buy    SGD    126,804         73,163        73,164            1
                                      -----------   -----------      -------
                                      $13,364,865   $13,456,758      $91,893
                                      ===========   ===========      =======
                                         IN
SETTLEMENT               CONTRACTS    EXCHANGE      CONTRACTS     UNREALIZED
MONTH        TYPE        TO DELIVER     FOR         AT VALUE      (DEPRECIATION)
--------------------------------------------------------------------------------
01/01        Sell   SEK    624,427    $    66,096   $    66,182      $   (86)
                                      ===========   ===========      =======

    The following is a breakdown of the foreign stock portion of the Portfolio, by industry classification, as of December 31, 2000. Percentages are based on net assets.

INDUSTRY
--------
Advertising...........................................   0.3%
Aerospace.............................................   0.8%
Beverages.............................................   2.5%
Broadcasting..........................................   3.3%
Business Services.....................................   4.8%
Chemicals.............................................   0.3%
Computer Hardware.....................................   0.3%
Computer Services & Software..........................   1.2%
Construction..........................................   2.2%
Consumer Products & Services..........................   0.5%
Electronic Components & Equipment.....................   3.5%
Entertainment & Leisure...............................   0.5%
Financial-Bank & Trust................................   9.2%
Financial Services....................................   3.2%
Food..................................................   4.4%
Healthcare Services...................................   0.5%
Insurance.............................................  11.3%
Internet Services.....................................   0.7%
Machinery & Equipment.................................   3.4%
Metals & Mining.......................................   0.4%
Office Equipment......................................   0.6%
Oil & Gas.............................................   3.6%
Pharmaceuticals.......................................  11.9%
Printing & Publishing.................................   2.5%
Real Estate...........................................   1.2%
Retail & Merchandising................................   2.2%
Semiconductors........................................   0.7%
Telecommunications....................................   8.2%
Utilities.............................................   2.5%
                                                        ----
Total.................................................  86.7%
                                                        ====

--------------------------------------------------------------------------------

Unless otherwise noted, all stocks are common stock.

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

+ Illiquid security. At the end of the year, these securities amounted to 1.1% of net assets.

144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the year, these securities amounted to 1.1% of net assets.

See Notes to Financial Statements.

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
--------------------------------------------------------------------------------

                                        PRINCIPAL
                                        IN LOCAL
                                        CURRENCY
                                          (000)        VALUE
                                        ---------      -----
FOREIGN BONDS -- 49.7%
AUSTRIA -- 1.4%
    Republic of Austria 4.50%,
      09/28/05........................   170,000    $  1,737,662
                                                    ------------
CANADA -- 1.4%
    Canadian Government 5.50%,
      06/01/09........................     2,570       1,722,419
                                                    ------------
DENMARK -- 1.2%
    Kingdom of Denmark 8.00%,
      03/15/06........................    10,000       1,427,686
                                                    ------------
EUROPEAN CURRENCY UNIT -- 4.1%
    American Standard Co., Inc.
      7.125%, 06/01/06................       340         307,112
    Dura Operating Corp. 9.00%,
      05/01/09........................       131          92,485
    European Investment Bank 5.625%,
      10/15/10........................     3,160       3,020,503
    Flextronics International Ltd.
      144A+ 9.75%, 07/01/10...........       375         353,143
    Huntsman ICI Chemicals 10.125%,
      07/01/09........................       280         262,876
    Lloyds TSB Bank PLC 5.625%,
      07/15/49........................       600         558,842
    Metromedia Fiber Network 10.00%,
      12/15/09........................       176         137,146
    Orange PLC 7.625%, 08/01/08.......       320         318,826
                                                    ------------
                                                       5,050,933
                                                    ------------
FRANCE -- 11.4%
    French Government 4.00%,
      04/25/09........................     1,595       1,403,116
      5.50%, 04/25/29.................     1,840       1,730,064
    French Treasury Bill 4.50%,
      07/12/02........................     6,842       6,424,210
    French Treasury Note 5.00%,
      07/12/05........................     3,900       3,725,933
    SunAmerica Institutional Funding
      5.25%, 05/20/09.................     5,500         786,051
                                                    ------------
                                                      14,069,374
                                                    ------------
GERMANY -- 8.5%
    Colt Telecom Group PLC 8.875%,
      11/30/07........................       470         219,395
    German Government 4.50%,
      05/17/02........................     3,770       3,535,547
      6.75%, 07/15/04.................     3,400       3,408,970
      4.75%, 07/04/28.................     1,120         955,292
    KFW International Finance, Inc.
      6.75%, 06/20/05.................     2,301       2,315,200
                                                    ------------
                                                      10,434,404
                                                    ------------
GREECE -- 0.5%
    Greek Government 6.50%,
      01/11/14........................   220,000         643,643
                                                    ------------
ITALY -- 8.3%
    Buoni Poliennali del Tes 5.25%,
      12/15/05........................     2,930       2,804,728
      6.00%, 05/01/31.................     1,205       1,171,016
    Italian Government 9.00%,
      10/01/03........................     5,565       5,778,233
      7.25%, 11/01/26.................       328         364,939
                                                    ------------
                                                      10,118,916
                                                    ------------
JAPAN -- 4.8%
    Japanese Government 0.90%,
      12/22/08........................   460,000    $  3,847,967
      1.70%, 09/20/10.................   100,000         879,711
      1.80%, 12/20/10.................   125,000       1,108,899
                                                    ------------
                                                       5,836,577
                                                    ------------
MEXICO -- 0.4%
    United Mexican States 9.875%,
      01/15/07........................       515         545,854
                                                    ------------
NETHERLANDS -- 0.4%
    Telefonica Europe BV 7.75%,
      09/15/10........................       250         252,752
    United Pan-Europe Communications
      10.875%, 08/01/09...............       400         240,344
                                                    ------------
                                                         493,096
                                                    ------------
RUSSIA -- 0.2%
    Russian Federation 2.50%,
      03/31/30........................       552         203,609
                                                    ------------
SPAIN -- 1.3%
    Spanish Government 4.00%,
      01/31/10........................     1,100         948,664
      6.00%, 01/31/29.................       662         653,360
                                                    ------------
                                                       1,602,024
                                                    ------------
SWEDEN -- 0.7%
    Swedish Government 5.00%,
      01/28/09........................     7,400         795,014
                                                    ------------
UNITED KINGDOM -- 5.1%
    Abbey National Treasury 5.25%,
      01/21/04........................       780       1,142,916
    Alliance & Leicester BLD 8.75%,
      12/07/06........................     1,300       2,154,304
    Doncasters PLC 8.125%, 05/01/09...       200         300,255
    Energis PLC 9.50%, 06/15/09.......       100         136,265
    Gallaher Group PLC 5.875%,
      08/06/08........................       256         229,150
    LCR Finance PLC 144A+ 4.75%,
      12/31/10........................       540         765,323
    NTL, Inc. [STEP] 10.724%,
      04/01/08........................       340         280,128
    Telewest Communications PLC [STEP]
      9.566%, 04/15/09................       263         183,073

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
--------------------------------------------------------------------------------

                                        PRINCIPAL
                                        IN LOCAL
                                        CURRENCY
                                          (000)        VALUE
                                        ---------      -----
    UK Treasury Stock 5.75%,
      12/07/09........................       630    $  1,001,612
                                                    ------------
                                                       6,193,026
                                                    ------------
TOTAL FOREIGN BONDS
  (Cost $62,880,418)..................                60,874,237
                                                    ------------

                                          PAR
                                         (000)
                                        --------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 23.1%
    Federal Home Loan Mortgage Corp.
      5.25%, 01/15/06.................  $  1,400      1,333,243
      5.75%, 09/15/10.................     1,150      1,108,012
      7.00%, 10/10/30.................     1,324      1,326,123
      7.50%, 11/20/30.................     4,991      5,061,547
                                                      8,828,925
                                                   ------------
    Federal National Mortgage Assoc.
      5.75%, 04/15/03-06/15/05........     2,400      2,397,299
      6.00%, 05/15/08.................     1,300      1,300,780
      6.50%, 05/01/29-12/01/30........     6,289      6,204,336
      7.00%, 06/01/15-05/01/30........     4,402      4,427,790
                                                     14,330,205
                                                   ------------
    Government National Mortgage
      Assoc. 7.50%, 09/15/29..........     4,997      5,082,870
                                                   ------------
    (Cost $27,144,239)................               28,242,000
                                                   ------------
U.S. TREASURY OBLIGATIONS -- 10.4%
    U.S. Treasury Bonds
      6.375%, 08/15/27................     3,985      4,423,827
    U.S. Treasury Inflationary Bonds
      3.375%, 01/15/07................       650        637,457
    U.S. Treasury Notes 6.50%,
      10/15/06........................       880        939,470
      6.00%, 08/15/09.................     3,950      4,170,406
      7.25%, 05/15/16.................     2,130      2,504,923
                                                   ------------
                                                      7,614,799
                                                   ------------
    (Cost: $11,704,506)...............               12,676,083
                                                   ------------
CORPORATE OBLIGATIONS -- 10.0%
BEVERAGES -- 0.5%
    Anheuser-Busch Co., Inc. 9.00%,
      12/01/09........................       500        591,693
                                                   ------------
BUILDING & REAL ESTATE -- 0.2%
    Lennar Corp. 9.95%, 05/01/10......       250        256,250
                                                   ------------
CLOTHING & APPAREL -- 0.3%
    Federated Department Stores 6.30%,
      04/01/09........................       450        409,559
                                                   ------------
COMPUTER HARDWARE -- 0.6%
    Hewlett Packard Co. 7.15%,
      06/15/05........................       750        775,508
                                                   ------------


                                          PAR
                                         (000)        VALUE
                                         -----        -----
CONSUMER PRODUCTS & SERVICES -- 0.5%
    Tyco International Group 5.875%,
      11/01/04........................  $    600   $    587,360
                                                   ------------
ENTERTAINMENT & LEISURE -- 0.3%
    Time Warner, Inc. 8.11%,
      08/15/06........................       400        424,816
                                                   ------------
ENVIRONMENTAL SERVICES -- 0.2%
    Allied Waste North America 7.625%,
      01/01/06........................       250        236,875
                                                   ------------
FINANCIAL -- BANK & TRUST -- 0.6%
    Wells Fargo Co. 7.25%, 08/24/05...       750        781,240
                                                   ------------
FINANCIAL SERVICES -- 2.7%
    Ford Motor Credit Corp. 5.75%,
      02/23/04........................     1,300      1,264,510
    Goldman Sachs 7.80%, 01/28/10.....       500        526,665
    Heller Financial, Inc. 7.875%,
      05/15/03........................     1,300      1,326,196
                                                   ------------
                                                      3,117,371
                                                   ------------
HEALTHCARE SERVICES -- 0.2%
    Tenet Healthcare Corp. 9.25%,
      09/01/10........................       250        272,813
                                                   ------------
METALS & MINING -- 0.6%
    Alcoa, Inc. 7.375%, 08/01/10......       750        793,925
                                                   ------------
REAL ESTATE -- 0.2%
    HMH Properties, Inc. Cl-B 7.875%,
      08/01/08........................       250        241,250
                                                   ------------
RETAIL & MERCHANDISING -- 0.7%
    AIG Sunamerica Global Financial
      Services 144A+ 7.60%,
      06/15/05........................       750        794,928
                                                   ------------
TELECOMMUNICATIONS -- 2.4%
    AT&T Corp. 6.50%, 03/15/29........     1,000        802,101
    SBC Communications Capital Corp.
      5.875%, 06/01/03................     1,000        994,289
    Textron, Inc. 6.375%, 07/15/04....       400        400,215
    WorldCom, Inc. 6.40%, 08/15/05....       750        722,588
                                                   ------------
                                                      2,919,193
                                                   ------------
TOTAL CORPORATE OBLIGATIONS
  (Cost $11,961,768)..................               12,202,781
                                                   ------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 3.1%
    California Infrastructure PG&E
      Series 1997-1 Cl-A7 6.42%,
      09/25/08........................       500        504,570

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AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
--------------------------------------------------------------------------------


                                          PAR
                                         (000)        VALUE
                                         -----        -----
    Dealer Auto Receivables Trust
      Series 2000-1 Cl-A4 7.12%,
      03/15/05........................  $    500   $    502,969
    JP Morgan Commercial Mortgage
      Finance Corp. Series 2000-C10
      Cl-A2 7.371%, 08/15/32..........       650        685,492
    Nissan Auto Receivables Owner
      Trust Series 2000-Cl-A3 6.72%,
      08/16/04........................       240        243,375
    Salomon Brothers Mortgage
      Securities V11 Series 2000-C3
      Cl-A2 6.592%, 10/18/10..........       650        654,374
    Salomon Brothers Mortgage
      Securities VII Series 2000-C1
      Cl-A2 7.52%, 12/18/09...........       650        691,834
    Sears Credit Account Master Trust
      Series 1999-2 Cl-A 6.35%,
      02/16/07........................       500        504,260
                                                   ------------
    (Cost: $3,721,342)................                3,786,874
                                                   ------------
SOVEREIGN ISSUES -- 1.4%
BRAZIL -- 0.4%
    Republic of Brazil [BRB, FRB]
      7.375%, 04/15/06................       150        139,545
      8.00%, 04/15/14.................       350        267,978
      6.00%, 04/15/24.................        90         62,550
                                                   ------------
                                                        470,073
                                                   ------------
CANADA -- 0.7%
    Province of Manitoba 7.50%,
      02/22/10........................       750        816,607
                                                   ------------
MEXICO -- 0.3%
    United Mexican States 11.50%,
      05/15/26........................       300        368,130
                                                   ------------
TOTAL SOVEREIGN ISSUES
  (Cost: $1,601,880)..................                1,654,810
                                                   ------------

                                         SHARES
                                         ------
FOREIGN STOCK -- 0.0%
MEXICO -- 0.0%
    Mexican Value Recovery Rights*....   233,000   $          0
                                                   ------------
NIGERIA -- 0.0%
    Central Bank of Nigeria
      Warrants*.......................       250              0
                                                   ------------
VENEZUELA -- 0.0%
    Republic of Venezuela Warrants*...     1,250              0
                                                   ------------
TOTAL FOREIGN STOCK
  (Cost $0)
TOTAL INVESTMENTS -- 97.7%
  (Cost $119,014,153).................              119,436,785
OTHER ASSETS LESS
  LIABILITIES -- 2.3%.................                2,762,993
                                                   ------------
NET ASSETS -- 100.0%..................             $122,199,778
                                                   ============

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
--------------------------------------------------------------------------------

Foreign currency exchange contracts outstanding at December 31, 2000:

                                           IN                        UNREALIZED
SETTLEMENT                CONTRACTS     EXCHANGE      CONTRACTS    APPRECIATION/
MONTH        TYPE        TO RECEIVE        FOR        AT VALUE     (DEPRECIATION)
---------------------------------------------------------------------------------
02/01        Buy    AUD      597,063   $   305,099   $   332,309     $  27,210
02/01        Buy    CAD      505,426       329,762       337,160         7,398
01/01        Buy    EUR    9,710,345     8,500,998     9,115,085       614,087
01/01        Buy    GBP    1,007,583     1,487,192     1,506,643        19,451
01/01        Buy    JPY  927,189,605     8,625,762     8,138,858      (486,904)
03/01        Buy    JPY   87,100,038       786,022       771,844       (14,178)
01/01        Buy    ZAR    5,592,500       727,243       738,333        11,090
                                       -----------   -----------     ---------
                                       $20,762,078   $20,940,232     $ 178,154
                                       ===========   ===========     =========

                                                         IN          UNREALIZED
SETTLEMENT                CONTRACTS                   EXCHANGE     APPRECIATION/
MONTH        TYPE        TO RECEIVE                      FOR       (DEPRECIATION)
---------------------------------------------------------------------------------
01/01        Buy    EUR    6,335,000           JPY   608,260,050     $ 606,655
01/01        Buy    EUR    3,952,737           SEK    33,527,119       154,634
01/01        Buy    JPY  272,038,950           EUR     2,790,000      (232,238)
01/01        Buy    SEK   33,527,119           EUR     3,967,706      (168,870)
                                                                     ---------
                                                                     $ 360,181
                                                                     =========

                                           IN                        UNREALIZED
SETTLEMENT                CONTRACTS     EXCHANGE      CONTRACTS    APPRECIATION/
MONTH        TYPE        TO DELIVER        FOR        AT VALUE     (DEPRECIATION)
---------------------------------------------------------------------------------
01/01        Sell   DKK   10,135,710   $ 1,178,571   $ 1,274,328    $   (95,757)
01/01        Sell   EUR   16,403,142    14,405,909    15,397,889       (991,980)
01/01        Sell   GBP      944,234     1,344,419     1,412,052        (67,633)
01/01        Sell   JPY  207,586,400     1,900,000     1,822,191         77,809
03/01        Sell   JPY   62,001,500       550,000       549,431            569
01/01        Sell   ZAR    5,592,501       751,044       738,333         12,711
                                       -----------   -----------    -----------
                                       $20,129,943   $21,194,224    $(1,064,281)
                                       ===========   ===========    ===========

--------------------------------------------------------------------------------

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

+ Illiquid security. At the end of the year, these securities amounted to 1.6% of net assets.

144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the year, these securities amounted to 1.6% of net assets.

See Notes to Financial Statements.

AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
COMMON STOCK -- 94.2%
ADVERTISING -- 0.4%
    TMP Worldwide, Inc.*@..........        54,500   $  2,997,500
                                                    ------------
BROADCASTING -- 1.3%
    Westwood One, Inc.*...............    468,400      9,045,975
                                                    ------------
BUSINESS SERVICES -- 4.9%
    Acxiom Corp.*.....................    157,000      6,113,188
    CSG Systems International,
      Inc.*...........................    166,700      7,824,481
    Interwoven, Inc.*@.............       133,700      8,815,844
    Micromuse, Inc.*@..............       151,100      9,120,301
    PurchasePro.com, Inc.*@........       188,000      3,290,000
                                                    ------------
                                                      35,163,814
                                                    ------------
CABLE TELEVISION -- 1.8%
    Charter Communications,
      Inc.*@.......................      558,800     12,677,775
                                                    ------------
COMPUTER HARDWARE -- 0.5%
    Handspring, Inc.*@.............       88,000      3,426,500
                                                    ------------
COMPUTER SERVICES & SOFTWARE -- 7.9%
    Cacheflow, Inc.*@..............       187,600      3,200,925
    Fiserv, Inc.*.....................    120,400      5,711,475
    Intuit, Inc.*.....................    224,600      8,857,662
    Mercury Interactive Corp.*........     81,900      7,391,475
    Openwave Systems, Inc.*@.......       145,400      6,970,113
    Rational Software Corp.*@......       347,000     13,511,312
    RealNetworks, Inc.*...............    364,900      3,170,069
    Redback Networks, Inc.*@.......       117,500      4,817,500
    Tibco Software, Inc.*@.........        69,900      3,350,831
                                                    ------------
                                                      56,981,362
                                                    ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 10.7%
    Capstone Turbine Corp.*@.......       207,200      5,801,600
    Flextronics International
      Ltd.*@.......................       306,300      8,729,550
    Intersil Holding Corp.*...........    411,000      9,427,312
    Jabil Circuit, Inc.*..............    326,700      8,290,013
    Metromedia Fiber Network, Inc.
      Cl-A*@.......................       214,700      2,173,838
    Power-One, Inc.*..................    142,800      5,613,825
    Sanmina Corp.*@................       171,300     13,125,862
    Symbol Technologies, Inc.@ ....       244,000      8,784,000
    Tektronix, Inc. ..................    442,400     14,903,349
                                                    ------------
                                                      76,849,349
                                                    ------------
ENTERTAINMENT & LEISURE -- 0.8%
    Harley-Davidson, Inc.@ ........       150,200      5,970,450
                                                    ------------
FINANCIAL-BANK & TRUST -- 0.9%
    National Commerce Bancorp.*.......    148,900      3,685,275
    Silicon Valley Bancshares@.....        83,500      2,885,969
                                                    ------------
                                                       6,571,244
                                                    ------------
FINANCIAL SERVICES -- 6.0%
    Affiliated Managers Group,
      Inc.*...........................    156,500      8,587,938
    Concord EFS, Inc.*................    339,600     14,921,175
    Countrywide Credit Industries,
      Inc.*...........................     91,500      4,597,875
    Legg Mason, Inc.*.................    108,000      5,886,000
    Providian Financial Corp.*@....       155,500      8,941,250
                                                    ------------
                                                      42,934,238
                                                    ------------

                                         SHARES        VALUE
                                         ------        -----
FOOD -- 0.7%
    Starbucks Corp.*@..............       112,700   $  4,986,975
                                                    ------------
HEALTHCARE SERVICES -- 4.8%
    Health Management Associates, Inc.
      Cl-A*@.......................       330,000      6,847,500
    Healthsouth Corp.*................    428,800      6,994,800
    IMS Health, Inc. .................    207,600      5,605,200
    Oxford Health Plans, Inc.*@....       156,700      6,189,650
    Trigon Healthcare, Inc.*..........    111,500      8,676,094
                                                    ------------
                                                      34,313,244
                                                    ------------
HOTELS & MOTELS -- 1.1%
    Four Seasons Hotels, Inc.@ ....       121,400      7,724,075
                                                    ------------
INSURANCE -- 2.2%
    Ace Ltd. .........................    172,800      7,333,200
    Xl Capital Ltd. ..................    100,700      8,798,663
                                                    ------------
                                                      16,131,863
                                                    ------------
INTERNET SERVICES -- 1.7%
    Art Technology Group, Inc.*@...       171,000      5,226,188
    Digex, Inc.*......................    121,900      2,742,750
    Vignette Corp.*...................    240,900      4,336,200
                                                    ------------
                                                      12,305,138
                                                    ------------
MACHINERY & EQUIPMENT -- 3.1%
    Thermo Electron Corp.*............    310,700      9,243,325
    Weatherford International,
      Inc.*@.......................       281,050     13,279,613
                                                    ------------
                                                      22,522,938
                                                    ------------
MEDICAL SUPPLIES & EQUIPMENT -- 4.4%
    Forest Laboratories, Inc.*........     70,600      9,380,975
    MiniMed, Inc.*....................    109,800      4,615,031
    Quest Diagnostic, Inc.*@.......       125,800     17,863,600
                                                    ------------
                                                      31,859,606
                                                    ------------
OIL & GAS -- 6.0%
    Anadarko Petroleum Corp. .........    154,142     10,956,413
    Nabors Industries, Inc.*@......       165,100      9,765,665
    Rowan Companies, Inc.*............    477,400     12,889,801
    Talisman Energy, Inc.*............    262,100      9,714,081
                                                    ------------
                                                      43,325,960
                                                    ------------
PERSONAL SERVICES -- 1.5%
    Apollo Group, Inc. Cl-A*@......       213,200     10,486,775
                                                    ------------
PHARMACEUTICALS -- 17.9%
    Abgenix, Inc.*@................        31,700      1,872,281
    ALZA Corp.*@...................       166,700      7,084,750
    Celgene Corp.*@................       222,000      7,215,000
    Express Scripts, Inc. Cl-A*@...       166,000     16,973,499
    Human Genome Sciences,
      Inc.*@.......................       122,100      8,463,056
    IDEC Pharmaceutical Corp.*@....        87,050     16,501,416
    ImClone Systems, Inc.*@........       242,400     10,665,600
    Ivax Corp.*.......................    325,300     12,458,990
    MedImmune, Inc.*@..............       155,300      7,405,869
    Millennium Pharmaceuticals,
      Inc.*...........................    380,100     23,518,687
    Waters Corp.*@.................       202,800     16,933,800
                                                    ------------
                                                     129,092,948
                                                    ------------

AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
RETAIL & MERCHANDISING -- 0.9%
    Dollar Tree Stores, Inc.*.........    260,900   $  6,392,050
                                                    ------------
SCIENCE & TECHNOLOGY -- 0.5%
    Applera Corp. - Applied Biosystems
      Group@.......................        36,100      3,395,656
                                                    ------------
SEMICONDUCTORS -- 3.8%
    Applied Micro Circuits
      Corp.*@......................        88,400      6,634,144
    TranSwitch Corp.*@.............       196,300      7,680,238
    Vitesse Semiconductor Corp.*......    235,200     13,009,499
                                                    ------------
                                                      27,323,881
                                                    ------------
TELECOMMUNICATIONS -- 7.0%
    Amdocs Ltd.*@..................       125,300      8,301,125
    American Tower Corp. Cl-A*@....       150,200      5,688,825
    McLeodUSA, Inc. Cl-A*@.........       695,400      9,822,525
    RF Micro Devices, Inc.*@.......       253,100      6,944,431
    Univision Communications,
      Inc.*@.......................       399,900     16,370,906
    WinStar Communications,
      Inc.*@.......................       283,800      3,316,913
                                                    ------------
                                                      50,444,725
                                                    ------------

                                         SHARES        VALUE
                                         ------        -----
UTILITIES -- 3.4%
    Calpine Corp.*@................       348,800   $ 15,717,800
    Orion Power Holdings, Inc.*.......    355,700      8,759,113
                                                    ------------
                                                      24,476,913
                                                    ------------
TOTAL COMMON STOCK
  (Cost $725,575,563).................               677,400,954
                                                    ------------
SHORT-TERM INVESTMENTS -- 7.5%
    Temporary Investment Cash Fund....  27,077,572    27,077,572
    Temporary Investment Fund.........  27,077,572    27,077,572
                                                    ------------
    (Cost $54,155,144)................                54,155,144
                                                    ------------
TOTAL INVESTMENTS -- 101.7%
  (Cost $779,730,707).................               731,556,098
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (1.7%)....................               (12,151,324)
                                                    ------------
NET ASSETS -- 100.0%..................              $719,404,774
                                                    ============

--------------------------------------------------------------------------------

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

@ All or a portion of the security was on loan. (See Note 2)

See Notes to Financial Statements.

AST FOUNDERS PASSPORT PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
FOREIGN STOCK -- 100.1%
AUSTRALIA -- 5.3%
    Challenger International........     236,100   $    547,184
    Cochlear Ltd. ..................       6,409        129,903
    Computershare Ltd.*.............     196,975        944,319
    Energy Developments Ltd. .......     127,025        896,094
    ERG Ltd.*.......................     449,450        684,023
    F.H. Faulding & Co. Ltd.*.......     224,050      1,470,129
    Lang Corp. Ltd.*................     302,950      1,905,021
    Mayne Nickless Ltd.*............     668,325      2,168,693
    Mim Holdings Ltd. ..............   4,389,265      2,829,093
    Pacific Hydro Ltd.*.............      56,600         81,140
    Quantas Airways Ltd.*...........     555,525      1,095,178
    Solutions Ltd.*.................      79,375        212,010
    Stockford Ltd.*.................     630,300        686,437
    Tab Ltd.*.......................     583,725      1,025,251
                                                   ------------
                                                     14,674,475
                                                   ------------
AUSTRIA -- 0.3%
    Flughafen Wien AG*..............      21,717        821,671
                                                   ------------
CANADA -- 3.6%
    Cominco Ltd.*...................      23,100        385,254
    Cominco Ltd.
      NY Reg.*......................      61,550      1,026,509
    Ensign Resource Service Group...      20,150        744,552
    Industrial Alliance Life
      Insurance*....................       7,700        208,391
    Intrawest Development Co.*......      44,275        876,946
    Molson, Inc. CL-A*..............      50,750      1,452,886
    Precision Drilling Corp.*.......      75,900      2,842,441
    Sierra Wireless, Inc.*..........      35,600      1,706,513
    Sierra Wireless, Inc. NY
      Reg.*.........................       9,300        445,803
    Stuart Energy Systems Corp.*....      26,050        164,763
                                                   ------------
                                                      9,854,058
                                                   ------------
CROATIA -- 0.5%
    Pliva D.D. [GDR]*...............     108,925      1,293,005
                                                   ------------
DENMARK -- 4.2%
    Carli Gry International AS*.....      74,269        952,894
    Carlsberg AS Cl-B*..............      42,675      2,512,211
    Det Ostasiatiske Kompagni AS....     122,925      2,659,532
    Genmab AS*......................      45,050      1,037,009
    NEG Micon AS*...................      40,850      2,415,053
    Sophus Berendsen Cl-B*..........      71,100      1,976,508
                                                   ------------
                                                     11,553,207
                                                   ------------
FINLAND -- 0.7%
    Amer Group Ltd. ................      70,450      1,851,963
                                                   ------------
FRANCE -- 8.1%
    Bouygues Offshore SA............       3,775        171,891
    Canal Plus SA...................     310,725      1,114,379
    Cerep SA........................       5,705        485,263
    Compagnie Francaise d'Etudes et
      de Construction Technip SA....      11,012      1,598,339
    Eurotunnel SA*..................   1,250,250      1,244,217
    Genset SA.......................      14,525        600,015
    Highwave Optical Technologies
      SA*...........................       2,173   $    295,612
    Neopost SA*.....................      34,559        811,138
    Pierre & Vacances SA 144A+......      26,079      1,591,467
    Pinguely-Haulotte SA............      96,019      2,794,551
    Remy Cointreau SA*..............      30,125      1,272,720
    Rodriguez Group SA 144A.........       7,600      2,317,516
    Royal Canin SA..................       6,246        668,498
    Scor SA*........................      17,425        904,672
    Silicon-On-Insulator
      Technologies SA...............      76,600      1,869,801
    Societe Industrielle d'Aviations
      Latecoere SA..................       9,998        994,975
    Vallourec SA....................      29,609      1,581,719
    Zodiac SA.......................       7,160      1,976,304
                                                   ------------
                                                     22,293,077
                                                   ------------
GERMANY -- 4.8%
    ADVA Optical Networking AG*.....      21,574      1,316,550
    Babcock Borsig AG*..............      49,275      2,359,338
    Buderus AG......................      68,200      1,405,440
    Centrotec AG*...................      17,300        249,802
    COR Insurance Technologies
      AG*...........................      72,775      1,298,163
    Douglas Holding AG..............      19,075        700,220
    Energiekontor AG*...............      15,748      1,249,330
    Fielmann AG*....................      25,175      1,061,229
    Global Thermoelectric, Inc.*....      14,375        187,103
    GPC Biotech AG 144A*............       7,225        204,851
    Hoeft & Wessel AG*..............      49,238        529,297
    Lion Bioscience AG*.............       2,944        244,610
    Pandatel AG*....................       7,164        373,286
    Planbleck Rights AG*............       4,675              0
    QS Communications AG*...........     102,050        383,236
    Technotrans AG..................       5,780        705,447
    Zapf Creation AG................      25,375      1,095,865
                                                   ------------
                                                     13,363,767
                                                   ------------
GREECE -- 0.1%
    Forthnet SA*....................      30,630        376,815
                                                   ------------
HONG KONG -- 7.6%
    Beijing Datang Power Generation
      Co. Ltd. 144A+................   7,852,000      2,038,524
    China Everbright Ltd............   1,642,000      1,694,648
    China Merchants Holdings
      International Co. Ltd.........   2,012,000      1,457,427
    China Resources Ltd.*...........   1,076,000      1,372,606
    Cosco Pacific Ltd...............   3,880,000      3,009,521
    Dah Sing Financial
      Group.........................     101,200        544,929
    First Pacific Co.*..............   2,044,000        583,071
    Guoco Group Ltd.................     347,000      1,034,339
    HKCB Bank Holding Co. Ltd.......   4,036,000      1,397,093
    Hong Kong Exchanges & Clear
      Ltd.*.........................     662,000      1,519,223
    International Bank of Asia*.....   4,230,000      1,125,301

AST FOUNDERS PASSPORT PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
    Kerry Properties Ltd.*..........     452,000   $    608,469
    Shanghai Industrial Holdings
      Ltd. 144A+....................   1,352,000      2,461,361
    Wing Hang Bank Ltd.*............     283,500      1,024,973
    Yanzhou Coal Mining Co. Ltd.....   3,936,000      1,084,936
                                                   ------------
                                                     20,956,421
                                                   ------------
HUNGARY -- 1.7%
    Gedeon Richter Rights*..........      30,550      1,803,741
    Opt Bank Rights*................      53,250      2,989,348
                                                   ------------
                                                      4,793,089
                                                   ------------
IRELAND -- 1.3%
    Anglo Irish Bank Corp. PLC*.....     274,000        807,744
    Datalex PLC [ADR]*..............     175,025      1,837,762
    ITG Group PLC 144A*+............     136,229        895,284
                                                   ------------
                                                      3,540,790
                                                   ------------
ITALY -- 3.2%
    Bayerische Vita SPA.............      26,600        324,402
    Beni Stabili SPA*...............   1,580,000        762,454
    Buzzi Unicem SPA................      56,250        483,211
    Credito Emiliano SPA............     623,000      2,725,633
    Ferretti SPA*...................     516,000      2,175,151
    Marzotto & Figli SPA............      86,750      1,026,203
    Tod's SPA 144A*.................      30,675      1,330,515
                                                   ------------
                                                      8,827,569
                                                   ------------
JAPAN -- 2.9%
    Densei-Lambda K.K. Co.*.........      40,200        837,793
    Dowa Mining Co.*................     406,000      1,763,363
    Eneserve Corp...................      21,000        753,940
    Gunze Ltd.*.....................     275,000        951,182
    JGC Corp.*......................     135,000        920,884
    Katokichi Co. Ltd...............      36,900        969,352
    Kissei Pharmaceutical Co.*......      36,000        712,434
    Miyachi Technos Corp............          20            560
    Moritex Corp.*..................       6,200        264,939
    Sanrio Co. Ltd.*................      21,100        369,527
    TOMY Co. Ltd.*..................      17,200        412,679
                                                   ------------
                                                      7,956,653
                                                   ------------
KOREA -- 0.7%
    KMW Co. Ltd.*...................     111,180        703,114
    SK Corp.*.......................     118,840      1,305,831
                                                   ------------
                                                      2,008,945
                                                   ------------
NETHERLANDS -- 5.5%
    CSM NV..........................      50,950      1,262,820
    Heijmans NV*....................       7,550        136,449
    Internatio-Muller NV............     158,074      3,635,967
    Kempen & Co. NV.................      29,300      1,609,225
    Koninklijke Wessanen NV.........     208,700      2,576,567
    Laurus NV*......................      62,025        588,141
    Nutreco Holdings NV.............      31,504      1,674,077
    PinkRoccade NV*.................      18,387      1,001,226

                                        SHARES        VALUE
                                        ------        -----
    Teleplan International NV*......      26,505   $    893,337
    Van der Moolen Holdings NV......      20,575      1,761,684
                                                   ------------
                                                     15,139,493
                                                   ------------
NORWAY -- 0.3%
    Petroleum Geo-Services [ADR]*...      28,200        375,413
    ProSafe ASA*....................         425          6,554
    Smedvig ASA Cl-B................      38,000        305,947
    TGS Nopec Geophysical Co.
      ASA*..........................      12,600        150,025
                                                   ------------
                                                        837,939
                                                   ------------
PANAMA -- 0.1%
    Banco Latinoamericano de
      Exportaciones SA Cl-E*........      11,300        390,556
                                                   ------------
SINGAPORE -- 3.1%
    Keppel Land Ltd. ...............   1,487,000      2,358,234
    Natsteel Broadway Ltd.*.........     793,000      1,307,924
    Natsteel Ltd.*..................     590,000        993,524
    Omni Industries Ltd.*...........     753,000      1,107,334
    Overseas Union Enterprises......     353,000      1,384,290
    Singapore Exchange Ltd.*........   1,870,000      1,401,937
                                                   ------------
                                                      8,553,243
                                                   ------------
SOUTH AFRICA -- 0.2%
    Boe Ltd.*.......................     726,900        429,225
                                                   ------------
SPAIN -- 6.7%
    Abengoa SA......................      57,879      1,846,994
    ACS Actividades Co..............      44,225      1,042,161
    Aldeasa SA*.....................      25,300        486,931
    Autopistas del Mare Nostrum
      SA............................      63,850      1,035,853
    Corporacion Mapfre SA...........     106,824      2,035,908
    Grupo Auxiliar Metalurgico SA
      144A*.........................     161,325      3,877,349
    Grupo Dragados SA...............     382,263      4,163,069
    Grupo Ferrovial SA*.............     209,450      2,674,315
    NH Hoteles SA...................     104,450      1,284,615
                                                   ------------
                                                     18,447,195
                                                   ------------
SWEDEN -- 3.6%
    Castellum AB....................       9,125        100,577
    Enea Data AB....................     172,650        688,000
    HIQ International AB............      49,450        366,858
    JM AB*..........................      34,175        756,987
    Modern Times Group AB Cl-B*.....      54,350      1,440,036
    Nobel Biocare AB................     115,775      3,570,601
    Q-Med AB*.......................      37,410        761,242
    Trelleborg AB Cl-B*.............     302,200      2,177,896
                                                   ------------
                                                      9,862,197
                                                   ------------
SWITZERLAND -- 9.0%
    Actelion Ltd. 144A*.............       8,825      4,008,146
    Card-Guard Scientific Survival
      Ltd.*.........................      46,725      3,027,538
    Disetronic Holding AG...........       3,375      3,009,488
    Huber & Suhner AG...............         324        277,914
    Jomed NV*.......................      36,650      2,012,866
    Leica Geosystems AG 144A*+......       6,825      2,105,832
    Oridion Systems Ltd.*...........      58,864      2,359,282

AST FOUNDERS PASSPORT PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
    Phonak Holding AG...............         672   $  2,782,549
    Sarna Kunststoff Holding AG.....       1,150      1,405,122
    Schaffner Holding AG*...........       2,287        733,872
    SHL Telemedicine Ltd. AG*.......      59,502      1,762,478
    Tecan AG........................       1,250      1,296,668
                                                   ------------
                                                     24,781,755
                                                   ------------
UNITED KINGDOM -- 26.6%
    Aggregate Industries PLC*.......   1,204,575      1,453,019
    Aggreko PLC*....................       4,625         28,465
    AIT Group PLC...................      52,275        925,353
    Amec PLC*.......................     380,575      1,964,188
    Amey PLC........................      81,825      2,346,832
    Arc International PLC*..........     172,500        582,361
    Arcadia Group
      PLC*..........................     485,750        591,378
    Associated British Ports
      Holdings PLC*.................     105,900        578,991
    Babcock International Group
      PLC*..........................     294,400        459,567
    Baltimore Technology PLC*.......     121,675        626,615
    Barratt Developments PLC*.......     173,350        769,086
    Bodycote International PLC*.....     196,700        761,025
    BPB PLC*........................     146,850        603,256
    British Energy PLC*.............   1,067,551      4,098,418
    Cattles PLC*....................     249,100        930,269
    Chloride Group PLC*.............     920,145      2,261,086
    Croda International PLC*........     181,600        733,800
    De La Rue PLC*..................     112,775        691,546
    Debenhams PLC*..................     781,900      3,375,545
    Delta PLC*......................     352,900        803,926
    Doncasters PLC [ADR]*...........       5,200        104,000
    Easyjet PLC*....................     367,925      2,157,217
    Enterprise Inns PLC*............      69,650        486,404
    Expro International Group PLC...      94,300        581,073
    Eyretel PLC*....................   1,131,625      1,360,797
    Fibernet Group PLC*.............      43,025        491,674
    Fibernet Group PLC Rights*......      11,473         28,278
    FKI PLC*........................     759,675      2,493,742
    Generics Group PLC 144A*+.......       1,525        552,429
    Guardian IT PLC.................      69,050        985,058
    Halma PLC*......................     133,575        273,364
    Hammerson PLC*..................     111,175        766,432
    HIT Entertainment PLC 144A......     575,625      3,503,984
    IFX Power PLC*..................      35,425        541,088
    Incepta Group PLC...............     892,175      1,486,003
    Intec Telecom Systems PLC*......     300,789      1,801,777

                                        SHARES        VALUE
                                        ------        -----
    Jardine Lloyd Thompson Group
      PLC*..........................      95,625   $    690,658
    Kelda Group PLC*................     180,000      1,008,321
    Kidde PLC*......................   1,548,925      1,665,934
    Man, (ED&F) Group PLC...........     499,350      4,594,949
    nCipher PLC.....................     144,200        586,984
    NetStore PLC*...................     158,125        192,510
    Northern Foods PLC*.............     746,650      1,533,609
    Orchestream Holdings PLC*.......     180,225        740,359
    Pennon Group PLC................      75,175        729,931
    Phytopharm PLC*.................      93,500      1,187,204
    Pilkington PLC..................   1,853,112      3,086,536
    Riversoft PLC 144A*.............   1,136,250      1,934,967
    Saville Gordon Estates PLC*.....     157,075        210,589
    Securicor PLC*..................     245,000        559,954
    Somerfield PLC*.................   1,040,250      1,429,619
    St. James' Place Capital PLC*...      74,650        472,814
    Taylor Woodrow PLC..............     731,100      1,949,440
    Telework Group PLC*.............     233,925        662,187
    Tilbury Douglas PLC*............      47,900        354,189
    Turbo Genset, Inc. PLC*.........     126,900      3,649,112
    Volex Group PLC*................     119,950      3,529,892
    Wetherspoon, (J.D.) PLC*........     146,325        726,790
                                                   ------------
                                                     73,694,594
                                                   ------------
TOTAL FOREIGN STOCK
  (Cost $270,281,376)...............                276,301,702
                                                   ------------
                                         PAR
                                        (000)
                                      ----------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 3.0%
    Federal Home Loan Bank
      5.10%, 01/02/01
    (Cost $8,221,835)...............  $    8,223      8,221,835
                                                   ------------
COMMERCIAL PAPER -- 5.0%
    Novartis Finance Corp.
      6.35%, 01/02/01
    (Cost $13,897,548) .............      13,900     13,897,548
                                                   ------------
TOTAL INVESTMENTS -- 108.1%
  (Cost $292,400,759)...............                298,421,085
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (8.1%)..................                (22,384,310)
                                                   ------------
NET ASSETS -- 100.0%................               $276,036,775
                                                   ============

AST FOUNDERS PASSPORT PORTFOLIO
--------------------------------------------------------------------------------

The following is a breakdown of the foreign stock portion of the Portfolio, by industry classification, as of December 31, 2000. Percentages are based on net assets.

INDUSTRY
--------
Advertising..........................................    0.4%
Airlines.............................................    0.4%
Beverages............................................    1.9%
Broadcasting.........................................    1.5%
Building Materials...................................    0.7%
Business Services....................................    7.4%
Chemicals............................................    1.2%
Clothing & Apparel...................................    1.8%
Computer Hardware....................................    1.5%
Computer Services & Software.........................    3.8%
Construction.........................................   12.9%
Electronic Components & Equipment....................    6.2%
Entertainment & Leisure..............................    4.3%
Financial-Bank & Trust...............................    5.4%
Financial Services...................................    6.3%
Food.................................................    3.4%
Healthcare Services..................................    4.8%
Hotels & Motels......................................    1.1%
Industrial Products..................................    0.9%
Insurance............................................    1.7%
Internet Services....................................    0.9%
Machinery & Equipment................................    3.7%
Metals & Mining......................................    3.5%
Oil & Gas Producers..................................    2.1%
Paper & Forest Products..............................    0.8%
Pharmaceuticals......................................    5.3%
Real Estate..........................................    3.3%
Retail & Merchandising...............................    1.5%
Semiconductors.......................................    0.7%
Telecommunications...................................    2.7%
Transportation.......................................    2.7%
Utilities............................................    5.3%
                                                       -----
Total................................................  100.1%
                                                       =====

--------------------------------------------------------------------------------

Unless otherwise noted, all stocks are common stock.

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

+ Illiquid security. At the end of the year, these securities amounted to 3.5% of net assets.

144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the year, these securities amounted to 9.7% of net assets.

See Notes to Financial Statements.

AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
COMMON STOCK -- 90.0%
BUILDING & REAL ESTATE -- 2.6%
    Camden Property Trust [REIT].....     33,600   $  1,125,600
    Duke-Weeks Realty Corp. [REIT]...     33,030        813,364
    Kilroy Realty Corp. [REIT].......     22,100        631,231
    Post Properties, Inc. [REIT].....     25,800        969,113
                                                   ------------
                                                      3,539,308
                                                   ------------
BUILDING MATERIALS -- 1.1%
    Johns Manville Corp. ............    110,000      1,423,125
                                                   ------------
BUSINESS SERVICES -- 0.8%
    Fluor Corp.*.....................      2,400         30,600
    Schlumberger Ltd.@............        12,288        982,272
                                                   ------------
                                                      1,012,872
                                                   ------------
CHEMICALS -- 4.2%
    Dow Chemical Co.@.............        40,500      1,483,312
    FMC Corp.*.......................     19,700      1,412,243
    Hercules, Inc. ..................     70,400      1,342,000
    Millennium Chemicals, Inc. ......     39,100        708,688
    Octel Corp.*.....................     56,575        650,613
                                                   ------------
                                                      5,596,856
                                                   ------------
CONSTRUCTION -- 1.6%
    Global Industries Ltd.*..........    161,600      2,211,900
                                                   ------------
CONSUMER PRODUCTS & SERVICES -- 0.8%
    W-H Energy Services, Inc.*.......     58,000      1,141,875
                                                   ------------
CONTAINERS & PACKAGING -- 0.4%
    Longview Fibre Co. ..............     37,500        506,250
                                                   ------------
DIVERSIFIED METALS -- 0.4%
    Nucor Corp. .....................     15,000        595,313
                                                   ------------
DIVERSIFIED RESOURCES -- 1.3%
    IMC Global, Inc. ................    113,600      1,767,900
                                                   ------------
ENERGY SERVICES -- 1.9%
    Layne Christensen Co.*...........     36,500        119,195
    Niagara Mohawk Holdings, Inc.*...    148,900      2,484,769
                                                   ------------
                                                      2,603,964
                                                   ------------
ENVIRONMENTAL SERVICES -- 0.6%
    Waste Management, Inc. ..........     29,900        829,725
                                                   ------------
EXPLORATION & PRODUCTION -- 3.6%
    Burlington Resources, Inc.@...        56,600      2,858,300
    Devon Energy Corp. ..............     25,267      1,540,529
    Mitchell Energy & Development
      Corp. Cl-A.....................      8,000        490,000
                                                   ------------
                                                      4,888,829
                                                   ------------
FARMING & AGRICULTURE -- 0.8%
    Delta & Pine Land Co. ...........     50,000      1,046,875
                                                   ------------
HOTELS & MOTELS -- 0.5%
    Hilton Hotels Corp. .............     66,400        697,200
                                                   ------------
INTEGRATED PETROLEUM -- 14.8%
    Amerada Hess Corp.@...........        37,800      2,761,763
    Chevron Corp.@................        16,552      1,397,610
    Norsk Hydro AS [ADR].............     32,500      1,367,031

                                        SHARES        VALUE
                                        ------        -----
    Royal Dutch Petroleum Co. NY
      Reg............................     61,800   $  3,742,763
    Texaco, Inc. ....................    106,400      6,610,099
    USX-Marathon Group, Inc. ........    145,900      4,048,724
                                                   ------------
                                                     19,927,990
                                                   ------------
LUMBER & WOOD PRODUCTS -- 0.6%
    Georgia-Pacific Corp. (Timber
      Group).........................     28,900        865,194
                                                   ------------
MACHINERY & EQUIPMENT -- 5.4%
    Baker Hughes, Inc. ..............    139,700      5,806,281
    Cooper Cameron Corp.*............      6,000        396,375
    Hydril Co.*......................     60,600      1,064,288
                                                   ------------
                                                      7,266,944
                                                   ------------
METALS & MINING -- 8.0%
    Alcoa, Inc. .....................     35,884      1,202,114
    Allegheny Technologies, Inc. ....     74,400      1,181,100
    Arch Coal, Inc. .................    137,300      1,939,362
    Cleveland-Cliffs, Inc. ..........     63,800      1,375,688
    Harmony Gold Mining Co. Ltd.
      [ADR]..........................     61,600        288,750
    Inco Ltd.*.......................     72,100      1,208,396
    Inco Ltd. Warrants*..............     10,600         55,650
    Lihir Gold Ltd. [ADR]*...........     45,000        326,250
    Placer Dome, Inc. ...............    162,400      1,563,100
    USX-U.S. Steel Group, Inc. ......     91,100      1,639,800
                                                   ------------
                                                     10,780,210
                                                   ------------
NON-FERROUS METALS -- 2.5%
    Phelps Dodge Corp.@...........        61,050      3,407,353
                                                   ------------
OIL & GAS -- 21.6%
    BP Amoco PLC [ADR]...............     25,040      1,198,790
    Cabot Oil & Gas Corp. ...........     25,400        792,163
    Diamond Offshore Drilling,
      Inc.@.......................        77,900      3,116,000
    Exxon Mobil Corp. ...............     39,309      3,417,426
    Forest Oil Corp.*................     42,280      1,559,075
    Helmerich & Payne, Inc.@......        69,900      3,066,863
    Husky Energy, Inc.*..............    152,500      1,512,800
    Murphy Oil Corp. ................      9,600        580,200
    Nicor, Inc. .....................     14,400        621,900
    Petroleo Brasileiro SA*..........     22,600        570,650
    Repsol SA [ADR]..................     31,400        506,325
    Santa Fe International Corp. ....     14,300        458,494
    Seacor Smit, Inc.*...............     54,850      2,886,481
    Tidewater, Inc. .................     90,000      3,993,749
    Total SA [ADR]...................     21,474      1,560,891
    Unocal Corp.@.................        80,700      3,122,081
                                                   ------------
                                                     28,963,888
                                                   ------------
PAPER & FOREST PRODUCTS -- 6.8%
    Abitibi-Consolidated, Inc. ......     90,400        830,550
    International Paper Co.@......        20,000        816,250
    Jefferson Smurfit Group [ADR]....     42,400        826,800
    Mead Corp. ......................     43,100      1,352,263
    Packaging Corp. of America*......    116,700      1,881,787
    Potlatch Corp. ..................     40,200      1,349,213

AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
    Wausau-Mosinee Paper Corp. ......     96,400   $    976,050
    Weyerhaeuser Co. ................     23,200      1,177,400
                                                   ------------
                                                      9,210,313
                                                   ------------
PETROLEUM EXPLORATION & PRODUCTION -- 3.9%
    Anadarko Petroleum Corp.@........     13,700        973,796
    Barrett Resources Corp.*@........     15,500        880,594
    Companie Generale de Geophysique
      SA [ADR]*......................     52,000        702,000
    Ocean Energy, Inc.*..............    133,480      2,319,215
    Westport Resources Corp.*........     18,000        394,875
                                                   ------------
                                                      5,270,480
                                                   ------------
PRECIOUS METALS -- 3.4%
    Battle Mountain Gold Co.*........    390,500        658,969
    Newmont Mining Corp. ............    227,624      3,883,834
                                                   ------------
                                                      4,542,803
                                                   ------------
TRANSPORTATION -- 0.6%
    Norfolk Southern Corp. ..........     57,800        769,463
                                                   ------------
UTILITIES -- 1.8%
    Massey Energy Co.*...............     69,000        879,750
    Unisource Energy Corp............     80,800      1,520,050
                                                   ------------
                                                      2,399,800
                                                   ------------
TOTAL COMMON STOCK
  (Cost $105,721,376)................               121,266,430
                                                   ------------
FOREIGN STOCK -- 4.6%
DIVERSIFIED METALS -- 0.0%
    Lonmin PLC -- (GBP)..............          1             14
                                                   ------------
METALS & MINING -- 2.8%
    Corus Group PLC -- (GBP)*........  1,390,000      1,463,857
    Lihir Gold Ltd. -- (AUD)*........  5,364,100      1,815,147
    Rio Tinto PLC -- (GBP)*..........     32,400        570,145
                                                   ------------
                                                      3,849,149
                                                   ------------
NON-FERROUS METALS -- 0.1%
    Bougainville Copper Ltd. --
      (AUD)*.........................  1,268,992         91,664
PETROLEUM EXPLORATION & PRODUCTION -- 1.7%
    Compagnie Generale de Geophysique
      SA -- (FRF)*...................     34,600      2,325,854
                                                   ------------
TOTAL FOREIGN STOCK
    (Cost $5,800,140)................                 6,266,681
                                                   ------------

                                        SHARES        VALUE
                                        ------        -----
PREFERRED STOCK -- 1.7%
BUILDING & REAL ESTATE -- 0.9%
    Rouse Co. $3.00 Cl-B.............     31,400   $  1,150,025
                                                   ------------
FINANCIAL SERVICES -- 0.4%
    USX Capital Trust 6.75%*.........     16,000        486,000
                                                   ------------
PRECIOUS METALS -- 0.4%
    Battle Mountain Gold $3.25.......     20,000        590,000
                                                   ------------
TOTAL PREFERRED STOCK
  (Cost $2,481,049)..................                 2,226,025
                                                   ------------
                                          PAR
                                         (000)
                                         -----
CORPORATE OBLIGATIONS -- 0.6%
METALS & MINING
    Teck Corp.@
      3.75%, 07/15/06
    (Cost $772,432)..................  $   1,000        745,000
                                                   ------------
COMMERCIAL PAPER -- 2.2%
    Aon Corp.
      6.70%, 01/08/01................        600        599,218
    Marsh & McLennan Co., Inc.++
      6.45%, 01/02/01................      2,400      2,399,570
                                                   ------------
    (Cost $2,998,788)................                 2,998,788
                                                   ------------
                                        SHARES
                                        ------
SHORT-TERM INVESTMENTS -- 2.3%
    Temporary Investment Cash Fund
    (Cost $3,065,637)................  3,065,637      3,065,637
                                                   ------------
TOTAL INVESTMENTS -- 101.4%
  (Cost $120,839,422)................               136,568,561
LIABILITIES IN EXCESS OF
  OTHER ASSETS -- (1.4%).............                (1,924,836)
                                                   ------------
NET ASSETS -- 100.0%.................              $134,643,725
                                                   ============

--------------------------------------------------------------------------------

Unless otherwise noted, all stocks are common stock.

Definitions of abbreviations are included following the Schedules of Investments.

*  Non-income producing security.

++ Security is restricted as to resale and may not be resold except to qualified institutional buyers. At the end of the year, this security amounted to 1.8% of net assets.

@  All or a portion of the security was on loan. (See Note 2)

See Notes to Financial Statements.

AST PIMCO LIMITED MATURITY BOND PORTFOLIO
--------------------------------------------------------------------------------

                                        PAR
                                       (000)          VALUE
                                       -----          -----
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 54.7%
    Federal Home Loan Mortgage
      Corp.
      8.50%, 01/01/25..............  $    5,110   $   5,265,241
      8.75%, 10/01/01..............         339         345,455
                                                      5,610,696
                                                  -------------
    Federal National Mortgage
      Assoc.
      6.50%, 05/18/23..............       3,462       3,462,121
      6.596%, 03/01/17 [VR]........       1,648       1,644,502
      6.664%, 05/01/25 [VR]........         568         564,614
      7.125%, 02/15/05.............      19,100      20,078,913
      7.185%, 01/01/25 [VR]........         103         104,216
      7.50%, 01/25/22..............       3,980       4,028,931
                                                  -------------
                                                     29,883,297
                                                  -------------
    Government National Mortgage
      Assoc.
      6.375%, 06/20/26 [VR]........       1,119       1,142,070
      6.50%, 06/20/28..............      10,000       9,619,350
      6.50%, 01/23/31 [TBA]........         600         593,250
      6.75%, 07/20/17-07/20/24
        [VR].......................         695         705,349
      7.00%, 01/15/24-08/15/25
        [VR].......................       1,582       1,590,203
      7.125%, 11/20/26 [VR]........       7,261       7,311,773
      7.375%, 03/20/24-02/20/28
        [VR].......................       9,678       9,746,155
      7.50%, 01/23/31 [TBA]........      26,800      27,179,392
      8.00%, 01/23/31 [TBA]........     111,000     113,807,187
      8.50%, 01/23/31 [TBA]........      20,200      20,837,512
      9.50%, 08/15/17..............         192         202,406
                                                  -------------
                                                    192,734,647
                                                  -------------
    Student Loan Marketing Assoc.
      [FRN]
      6.762%, 04/25/04.............         704         704,144
                                                  -------------
    (Cost $228,348,027)............                 228,932,784
                                                  -------------
CORPORATE OBLIGATIONS -- 46.1%
AEROSPACE -- 3.6%
    Lockheed Martin Corp.
      6.85%, 05/15/01..............      15,000      14,990,415
                                                  -------------
BUSINESS SERVICES -- 2.4%
    Cox Enterprises 144A+
      6.625%, 06/14/02.............      10,000       9,984,990
                                                  -------------
ENTERTAINMENT & LEISURE -- 0.3%
    Time Warner, Inc. 144A
      6.10%, 12/30/01..............       1,250       1,243,791
                                                  -------------

                                        PAR
                                       (000)          VALUE
                                       -----          -----
FINANCIAL-BANK & TRUST -- 1.4%
    Banco Nacional Obra
      9.625%, 11/15/03.............  $    1,200   $   1,243,500
    Bank of America Corp.
      8.625%, 11/15/03.............       1,000       1,063,085
    Beneficial Corp. Cl-H
      6.77%, 01/09/02 [FRN]........       1,500       1,501,158
    First Union Corp. [FRN]
      6.865%, 07/22/03.............       2,050       2,047,456
                                                  -------------
                                                      5,855,199
                                                  -------------
FINANCIAL SERVICES -- 12.6%
    Bear Stearns Co.
      6.596%, 03/28/03.............         700         699,357
    Finova Capital Corp.
      7.34%, 11/08/02..............       1,000         640,870
    Ford Motor Credit Co.
      7.23%, 06/30/05 [FRN]........       2,600       2,589,018
      7.60%, 08/01/05 [FRN]........       5,700       5,858,335
    Golden State Holdings Corp.
      7.00%, 08/01/03..............       4,000       3,857,916
    Goldman Sachs Group 144A
      7.125%, 03/01/03.............       1,000       1,010,576
    Heller Financial, Inc.
      5.76%, 04/22/02..............       1,700       1,685,725
      6.92%, 05/07/02..............       1,000         998,570
    Household Finance Corp.
      6.89%, 05/24/02 [VR].........      15,000      15,012,194
    Lehman Brothers Holdings, Inc.
      6.375%, 05/07/02 [FRN].......       1,200       1,202,279
      6.84%, 07/15/02..............         500         503,652
      7.00%, 05/15/03..............       2,500       2,521,098
    New England Educational Loan
      Marketing Assoc. Cl-B 144A
      6.83%, 06/11/01 [FRN]........       5,000       5,002,855
    Salomon, Inc.
      7.50%, 02/01/03..............       1,000       1,023,406
    Transamerica Financial Corp.
      7.25%, 08/15/02..............      10,000      10,132,729
                                                  -------------
                                                     52,738,580
                                                  -------------
FOOD -- 1.0%
    Conagra, Inc.
      7.50%, 09/15/05..............       4,000       4,184,172
                                                  -------------
INDUSTRIAL PRODUCTS -- 1.1%
    Amerco
      7.20%, 04/01/02..............       5,000       4,798,100
                                                  -------------
INSURANCE -- 3.5%
    Allstate Financial Global Fund
      144A+
      7.125%, 09/26/05.............       3,500       3,618,482
    Gold Eagle Capital [FRN] 144A+
      11.453%, 04/16/01............       3,000       3,000,000
    Marsh & McLennan Companies,
      Inc.
      6.625%, 06/15/04.............       8,000       8,079,936
                                                  -------------
                                                     14,698,418
                                                  -------------

AST PIMCO LIMITED MATURITY BOND PORTFOLIO
--------------------------------------------------------------------------------

                                        PAR
                                       (000)          VALUE
                                       -----          -----
OIL & GAS -- 1.0%
    Gulf Canada Resources Ltd.
      9.25%, 01/15/04..............  $    3,000   $   3,037,500
    Occidental Petroleum Corp.
      6.40%, 04/01/03..............       1,000         990,964
                                                  -------------
                                                      4,028,464
                                                  -------------
PAPER & FOREST PRODUCTS -- 0.8%
    International Paper Co.
      6.125%, 11/01/03.............       1,500       1,474,095
      7.67%, 07/08/02 [FRN] 144A...       2,000       2,003,920
                                                  -------------
                                                      3,478,015
                                                  -------------
RETAIL & MERCHANDISING -- 0.7%
    Kmart Corp.
      8.00%, 12/13/01..............       3,150       3,039,041
                                                  -------------
TELECOMMUNICATIONS -- 4.7%
    British Telecom PLC
      7.625%, 12/15/05.............       8,400       8,508,965
    Centurytel, Inc.
      7.75%, 10/15/02..............       6,000       6,064,668
    Deutsche Telekom International
      Finance
      7.75%, 06/15/05..............       5,000       5,105,580
                                                  -------------
                                                     19,679,213
                                                  -------------
UTILITIES -- 13.0%
    Alliant Energy Resources 144A+
      7.25%, 02/15/30..............          20          11,125
    Arizona Public Service [FRN]
      7.40%, 11/15/01..............       8,000       8,005,344
    Cleveland Electric Illuminating
      Co.
      7.625%, 08/01/02.............       2,100       2,121,189
    Connecticut Light & Power Co.
      7.875%, 06/01/01.............       2,000       2,007,076
    Connecticut Light & Power Co.
      Cl-C
      7.75%, 06/01/02..............      10,000      10,172,780
    Detroit Edison Co.
      6.75%, 03/17/03..............       5,000       5,045,290
    KN Energy, Inc.
      6.45%, 11/30/01..............      10,000       9,986,520
    Marlin Water Trust 144A+
      7.09%, 12/15/01..............       2,000       2,003,748
    Nevada Power Co.
      6.20%, 04/15/04..............       4,500       4,388,760
    Teco Energy, Inc.
      7.00%, 10/01/15..............       3,000       3,034,464
    Texas Utilities Co.
      6.62%, 07/01/01..............       2,638       2,641,400
    United Illuminating Co.
      6.25%, 12/15/02..............       5,000       4,982,175
                                                  -------------
                                                     54,399,871
                                                  -------------
TOTAL CORPORATE OBLIGATIONS
  (Cost $192,367,024)..............                 193,118,269
                                                  -------------

                                        PAR
                                       (000)          VALUE
                                       -----          -----
COLLATERALIZED MORTGAGE OBLIGATIONS -- 35.0%
    Champion Home Loan Equity Trust
      Series 1996-1 Class A3
      8.05%, 05/25/28..............  $      601   $     609,255
    Chase Credit Card Master Trust
      Series 1997-3 Cl-A
      6.777%, 05/15/07.............       4,032       4,115,436
    Chase Series 1999-S8 Cl-A1
      6.35%, 06/25/29..............      11,688      11,713,462
    Citicorp Mortgage Securities,
      Inc. Series 1992-17 Cl-A
      7.78%, 09/25/22..............         639         652,158
    Conseco Financial Lease LLC
      7.36%, 04/20/04..............       8,064       8,229,892
    Countrywide Home Loans Series
      1997-7 Cl-A10
      6.90%, 12/25/27..............       2,000       2,008,278
    Countrywide Home Loans Series
      1999-3 Cl-A2
      6.05%, 04/25/29..............      11,700      11,628,176
    Dime Savings Bank Series
      1998-1A Cl-A
      7.063%, 11/01/18.............         570         514,338
    Duck Auto Grantor Trust 1999-A
      144A+
      5.65%, 03/15/04..............       1,097       1,095,150
    Fannie Mae Series 1988-22 Cl-A
      6.798%, 08/25/18.............          83          82,944
    Fannie Mae Series 1993-131 Cl-Z
      7.00%, 07/25/08..............      10,069      10,125,468
    Federal Home Loan Mortgage
      Corp. Series 1725 Cl-B
      7.00%, 10/15/20..............       6,719       6,765,369
    Federal Housing Authority
      7.46%, 08/25/23..............       2,458       2,452,471
    Federal National Mortgage
      Assoc. Series 1996-39 Cl-H
      8.00%, 11/25/23..............       1,622       1,669,694
    Freddie Mac Series B Cl-3
      12.50%, 09/30/13.............         207         225,543
    Government National Mortgage
      Assoc. Series 1997-1 Cl-A
      7.25%, 12/16/23..............       2,842       2,870,409
    Green Tree Financial Corp.
      1999-5 Cl-A2
      6.77%, 04/01/31..............      10,600      10,669,307
    Green Tree Financial Corp.
      1999-5 Cl-A3
      6.97%, 04/01/31..............       6,000       6,118,713
    Green Tree Home Equity Loan
      Trust Series 1999-C Cl-A4
      7.18%, 07/15/30..............      10,700      10,915,823
    Mellon Residential Funding
      Corp.
      5.652%, 06/26/28.............       2,000       1,983,430
      6.20%, 06/26/28..............         194         194,297
    Merrill Lynch Mortgage
      Investors, Inc. Cl-B
      7.069%, 06/15/21.............         574         578,939

AST PIMCO LIMITED MATURITY BOND PORTFOLIO
--------------------------------------------------------------------------------

                                        PAR
                                       (000)          VALUE
                                       -----          -----
    Pegasus Aviation Lease
      Securitization Series 1999
      Cl-A1 144A+
      6.30%, 03/25/29..............  $    6,978   $   6,885,821
    PNC Mortgage Securities Corp.
      7.50%, 02/25/27..............       2,965       3,021,525
    Prudential Home Mortgage
      Securities Series 1992-13
      Cl-A7
      7.50%, 06/25/07..............       5,763       5,817,806
    Prudential Home Mortgage
      Securities 1994-22-A5
      7.30%, 06/25/24..............       5,028       5,035,781
    Residential Accredit Loans,
      Inc. Series 1997-QS8 Cl-A9
      7.375%, 08/25/27.............       2,000       1,992,821
    Residential Funding Mortgage
      Securities II Series 1993-S20
      Cl-A8
      6.982%, 06/25/08.............       2,800       2,807,574
    Residential Funding Mortgage
      Securities II Series 1997-S6
      Cl-A5
      7.00%, 05/25/12..............       2,687       2,662,656
    Residential Reinsurance [FRN]
      144A+
      10.836%, 06/01/01............       3,800       3,800,000
    Resolution Trust Corp.
      7.048%, 05/25/19.............         412         410,871
      7.625%, 09/25/29.............         929         929,830
    Resolution Trust Corp. 144A+
      8.727%, 05/25/22.............         188         185,247
    Small Business Investment
      Companies Series 1997-P10B1
      Cl-1
      7.31%, 05/10/07..............       5,354       5,557,719
    Structured Asset Securities
      Corp. Series 2000-3 Cl-2A6
      8.00%, 07/25/30..............      10,000      10,237,352
    The Money Store Residential
      Trust Series 1998-I Cl-A3
      6.215%, 02/15/11.............         124         124,262
    Travelers Mortgage Securities
      Corp. Series 1984-1 Cl-Z2
      12.00%, 03/01/14.............       1,391       1,501,800
                                                  -------------
    (Cost $143,901,719)............                 146,189,617
                                                  -------------
U.S. TREASURY OBLIGATIONS -- 6.5%
    U.S. Treasury Inflationary
      Bonds
      3.625%, 07/15/02-04/15/28
        #..........................      15,000      16,324,618
      3.875%, 01/15/09-04/15/29....      10,000      10,705,795
                                                  -------------
    (Cost $26,852,796).............                  27,030,413
                                                  -------------

                                        PAR
                                       (000)          VALUE
                                       -----          -----
SOVEREIGN ISSUES -- 2.4%
CANADA -- 0.2%
    Hydro-Quebec
      9.00%, 03/07/01..............  $    1,000   $   1,003,700
                                                  -------------
KOREA -- 2.2%
    Korea Development Bank
      7.125%, 09/17/01.............       8,902       8,919,644
                                                  -------------
TOTAL SOVEREIGN ISSUES
  (Cost $9,889,907)................                   9,923,344
                                                  -------------
BANK LOAN OBLIGATIONS -- 1.0%
    Alpha Wind Reinsurance [FRN]
      11.321%, 05/23/01............       1,500       1,500,000
    MGM Grand Corp.+
      8.059%, 05/06/01.............       1,259       1,256,462
    Starwood Hotel Trust II [FRN]+
      8.573%, 02/23/03.............       1,500       1,504,220
                                                  -------------
    (Cost $4,262,408)..............                   4,260,682
                                                  -------------
                                     PRINCIPAL
                                      IN LOCAL
                                      CURRENCY
                                       (000)
                                     ---------
FOREIGN BONDS -- 0.2%
AUSTRIA
    Republic of Austria
      5.50%, 01/15/10
    (Cost $682,171)................         800         766,472
                                                  -------------
                                        PAR
                                       (000)
                                       -----
COMMERCIAL PAPER -- 1.5%
    American Express Credit Corp.
      6.28%, 03/21/01..............  $    1,200       1,183,776
    Associates Corp.
      6.60%, 01/17/01..............         200         199,413
    Becton Dickinson & Co.
      6.11%, 04/25/01..............         600         588,086
    CDC Corp.+,++
      6.54%, 01/31/01..............         700         696,185
    Daimlerchrysler NA
      6.67%, 02/28/01..............       3,000       2,966,094
      6.69%, 02/28/01..............         400         395,972
    Verizon Global Funding
      6.55%, 01/18/01..............         100          99,709
                                                  -------------
    (Cost $6,131,088)..............                   6,129,235
                                                  -------------

AST PIMCO LIMITED MATURITY BOND PORTFOLIO
--------------------------------------------------------------------------------

                                       SHARES         VALUE
                                       ------         -----
SHORT-TERM INVESTMENTS -- 1.0%
    Temporary Investment Cash
      Fund.........................   2,068,588   $   2,068,588
    Temporary Investment Fund......   2,068,587       2,068,587
                                                  -------------
    (Cost $4,137,175)..............                   4,137,175
                                                  -------------
TOTAL INVESTMENTS -- 148.4%
    (Cost $616,572,315)............                 620,487,991
LIABILITIES IN EXCESS OF
  OTHER ASSETS -- (48.4%)..........                (202,646,237)
                                                  -------------
NET ASSETS -- 100.0%...............               $ 417,841,754
                                                  =============

Foreign currency exchange contracts outstanding at December 31, 2000:

                                         IN
SETTLEMENT               CONTRACTS    EXCHANGE   CONTRACTS     UNREALIZED
  MONTH      TYPE        TO DELIVER     FOR      AT VALUE    (DEPRECIATION)
---------------------------------------------------------------------------
02/01        Sell   EUR   380,000     $325,584   $356,854       ($31,270)
                                      ========   ========       ========

# Securities with an aggregate market value of $761,815 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 2000:

                                          NOTIONAL
                       EXPIRATION          AMOUNT       UNREALIZED
     DESCRIPTION         MONTH              (000)     (DEPRECIATION)
--------------------------------------------------------------------
Short U.S. Treasury 2
  Year Note..........    03/01            $(149,000)   $(1,482,969)
Short Euro Dollar....    03/01               (1,250)       (10,750)
                                                       -----------
                                                       $(1,493,719)
                                                       ===========

Credit default swap agreements outstanding at December 31, 2000:

                                           NOTIONAL
                              EXPIRATION    AMOUNT      UNREALIZED
        DESCRIPTION             MONTH       (000)     (DEPRECIATION)
--------------------------------------------------------------------
Pay fixed rate equal to
  6.15% and the Portfolio
  will receive from the
  counterparty at par in the
  event of default of the
  Republic of Argentina
  9.25% due 02/23/01+.......    03/01        $900        $(47,978)
                                                         ========

--------------------------------------------------------------------------------

Definitions of abbreviations are included following the Schedules of Investments.

+ Illiquid security. At the end of the year, these securities amounted to 8.2% of net assets.

++ Security is restricted as to resale and may not be resold except to qualified institutional buyers. At the end of the year, this security amounted to 0.2% of net assets.

144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the year, these securities amounted to 9.6% of net assets.

See Notes to Financial Statements.

AST ALLIANCE GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
COMMON STOCK -- 97.6%
AEROSPACE -- 4.6%
    Honeywell International,
      Inc. .........................     454,100   $ 21,484,606
                                                   ------------
BROADCASTING -- 0.3%
    Clear Channel Communications,
      Inc.*@........................      30,372      1,471,144
                                                   ------------
COMPUTER HARDWARE -- 4.6%
    EMC Corp.*......................     320,900     21,339,850
                                                   ------------
COMPUTER SERVICES & SOFTWARE -- 9.6%
    BEA Systems, Inc.*..............      14,200        955,837
    Cisco Systems, Inc.*............     587,200     22,460,399
    I2 Technologies, Inc.*@.........      14,200        772,125
    Microsoft Corp.*................      55,200      2,401,200
    Oracle Corp.*@..................     259,000      7,527,188
    Sun Microsystems, Inc.*.........     243,900      6,798,713
    Veritas Software Corp.*@........      44,000      3,850,000
                                                   ------------
                                                     44,765,462
                                                   ------------
CONGLOMERATES -- 8.1%
    Corning, Inc.@..................      75,200      3,971,500
    Tyco International Ltd..........     613,658     34,058,019
                                                   ------------
                                                     38,029,519
                                                   ------------
CONSUMER PRODUCTS & SERVICES -- 1.3%
    Colgate-Palmolive Co.@..........      91,500      5,906,325
                                                   ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 1.3%
    General Electric Co.............     107,700      5,162,869
    Solectron Corp.*................      29,700      1,006,830
                                                   ------------
                                                      6,169,699
                                                   ------------
ENTERTAINMENT & LEISURE -- 7.0%
    Time Warner, Inc.@..............     357,000     18,649,680
    Viacom, Inc. Cl-B*@.............     299,500     14,001,625
                                                   ------------
                                                     32,651,305
                                                   ------------
FINANCIAL-BANK & TRUST -- 5.3%
    Chase Manhattan Corp.@..........     125,000      5,679,688
    MBNA Corp.......................     517,900     19,129,931
                                                   ------------
                                                     24,809,619
                                                   ------------
FINANCIAL SERVICES -- 12.8%
    Citigroup, Inc..................     689,314     35,198,095
    Fannie Mae......................      20,200      1,752,350
    Freddie Mac.....................      83,900      5,778,613
    Household International, Inc....     113,200      6,226,000
    Merrill Lynch & Co., Inc.*......      49,700      3,388,919
    Morgan Stanley Dean Witter &
      Co.*..........................      98,100      7,774,425
                                                   ------------
                                                     60,118,402
                                                   ------------

                                        SHARES        VALUE
                                        ------        -----
INSURANCE -- 1.2%
    American International Group,
      Inc...........................      56,300   $  5,549,069
                                                   ------------
INTERNET SERVICES -- 1.0%
    America Online, Inc.*...........      84,100      2,926,680
    Juniper Networks, Inc.*@........      14,100      1,777,481
                                                   ------------
                                                      4,704,161
                                                   ------------
MEDICAL SUPPLIES & EQUIPMENT -- 1.2%
    Medtronic, Inc. ................      89,100      5,379,413
                                                   ------------
OIL & GAS -- 0.6%
    BP Amoco PLC [ADR]..............      56,800      2,719,300
                                                   ------------
PHARMACEUTICALS -- 12.8%
    Human Genome Sciences, Inc.*....       4,300        298,044
    Merck & Co., Inc. ..............      24,100      2,256,363
    Pfizer, Inc. ...................     681,100     31,330,599
    Pharmacia Corp. ................     178,100     10,864,100
    Schering-Plough Corp. ..........     261,700     14,851,475
                                                   ------------
                                                     59,600,581
                                                   ------------
RETAIL & MERCHANDISING -- 7.5%
    Home Depot, Inc.@...............     420,300     19,202,457
    Kohl's Corp.*@..................     169,500     10,339,500
    Walgreen Co. ...................     129,700      5,423,081
                                                   ------------
                                                     34,965,038
                                                   ------------
SEMICONDUCTORS -- 3.6%
    Altera Corp.*...................       7,500        197,344
    Applied Materials, Inc.*@.......     157,000      5,995,438
    Applied Micro Circuits
      Corp.*@.......................      19,337      1,451,181
    Intel Corp. ....................     164,700      4,982,175
    Micron Technology, Inc.*........      37,200      1,320,600
    PMC-Sierra, Inc.*@..............       5,800        456,025
    SDL, Inc.*@.....................      17,500      2,593,281
                                                   ------------
                                                     16,996,044
                                                   ------------
TELECOMMUNICATIONS -- 14.8%
    Amdocs Ltd.*@...................      12,800        848,000
    AT&T Corp. Liberty Media Group
      Cl-A*.........................     902,300     12,237,444
    AT&T Wireless Group*@...........     323,200      5,595,400
    Nokia Corp. Cl-A [ADR]@.........     570,100     24,799,349
    Nortel Networks Corp. NY
      Reg.*@........................     422,700     13,552,818
    Tycom Ltd.*.....................      13,200        295,350
    Vodafone Airtouch PLC
      [ADR]@........................     345,100     12,358,894
                                                   ------------
                                                     69,687,255
                                                   ------------
TOTAL COMMON STOCK
  (Cost $514,077,968)...............                456,346,792
                                                   ------------

AST ALLIANCE GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
SHORT-TERM INVESTMENTS -- 4.7%
    Temporary Investment Cash
      Fund..........................  10,968,232   $ 10,968,232
    Temporary Investment Fund.......  10,968,231     10,968,231
                                                   ------------
    (Cost $21,936,463)..............                 21,936,463
                                                   ------------
TOTAL INVESTMENTS -- 102.3%
  (Cost $536,014,431)...............                478,283,255
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (2.3%)..................                (10,921,340)
                                                   ------------
NET ASSETS -- 100.0%................               $467,361,915
                                                   ============

--------------------------------------------------------------------------------

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

@ All or a portion of the security was on loan. (See Note 2)

See Notes to Financial Statements.

AST JANUS OVERSEAS GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                      SHARES         VALUE
                                      ------         -----
FOREIGN STOCK -- 79.4%
BELGIUM -- 0.2%
    Interbrew 144A*+..............      77,939   $    2,716,165
                                                 --------------
BRAZIL -- 3.3%
    Embraer Aircraft Corp.
      [ADR]*......................     179,055        7,117,436
    Petroleo Brasileiro SA
      [ADR]*......................     421,550        9,896,734
    Petroleo Brasileiro SA NY Reg.
      [ADR]*......................     264,525        6,679,256
    Telecomunicacoes Brasileiras
      SA Pfd. [ADR]...............      80,315        5,852,956
    Telesp Celular Participacoes
      SA [ADR]....................     233,320        6,299,640
                                                 --------------
                                                     35,846,022
                                                 --------------
CANADA -- 4.5%
    Bombardier, Inc. Cl-B.........     663,800       10,230,937
    Celestica, Inc.*..............      10,946          590,292
    Celestica, Inc. NY Reg.*......     124,625        6,760,906
    Corus Entertainment, Inc.*....     186,693        4,847,522
    Nortel Networks Corp. ........      80,377        2,582,000
    Nortel Networks Corp. NY
      Reg.*.......................     169,410        5,431,708
    Rogers Communications, Inc.
      Cl-B*.......................     211,391        3,560,690
    Shaw Communications, Inc.
      Cl-B........................     638,161       14,870,498
                                                 --------------
                                                     48,874,553
                                                 --------------
FINLAND -- 6.7%
    Nokia AB Oyj..................     988,447       44,079,870
    Nokia Corp. Cl-A [ADR]........     664,600       28,910,100
                                                 --------------
                                                     72,989,970
                                                 --------------
FRANCE -- 7.7%
    Alcatel Corp. SA..............     174,374        9,904,451
    AXA SA........................      50,401        7,287,074
    Gemplus International SA*.....     207,985        1,855,021
    Havas Advertising SA..........     543,064        7,851,724
    Louis Vuitton Moet Hennessy
      SA..........................      44,893        2,971,400
    Schneider SA..................     160,665       11,720,216
    STMicroelectronics NV.........     321,312       14,027,272
    Total Fina SA Cl-B*...........     168,653       25,080,867
    Vivendi Universal SA [ADR]*...      62,236        4,064,789
                                                 --------------
                                                     84,762,814
                                                 --------------
GERMANY -- 3.1%
    Bayerische Motoren Werke AG...     225,066        7,342,738
    Marschollek, Lautenschlaeger
      und Partner AG Pfd. ........      81,313        8,969,973
    Porsche AG....................       5,345       17,764,144
                                                 --------------
                                                     34,076,855
                                                 --------------
HONG KONG -- 6.9%
    China Mobile Ltd. ............   2,372,000       12,954,919
    China Mobile Ltd. [ADR]*......   1,292,655       35,063,267
    Citic Pacific Ltd. ...........   3,026,000       10,726,906
    Legend Holdings Ltd. .........  18,850,000       11,841,803
    Television Broadcasts Ltd.*...     998,000        5,245,958
                                                 --------------
                                                     75,832,853
                                                 --------------

                                      SHARES         VALUE
                                      ------         -----
ISRAEL -- 1.7%
    Check Point Software
      Technologies Ltd.*..........     142,120   $   18,981,903
                                                 --------------
JAPAN -- 11.8%
    Furukawa Electric Co. ........   1,114,000       19,460,853
    Hoya Corp. ...................      44,000        3,236,426
    NEC Corp. ....................     535,000        9,791,153
    Nippon Sheet Glass Co.*.......     188,000        2,294,851
    Nippon Telegraph & Telephone
      Corp. ......................         363        2,616,015
    NTT Mobile Communication
      Network, Inc. ..............       2,680       46,231,162
    Rohm Co. Ltd. ................      15,400        2,926,269
    Shionogi & Co. Ltd. ..........     492,000       10,038,176
    Sony Corp. ...................     214,900       14,866,108
    Takeda Chemical Industries
      Ltd. .......................     232,000       13,733,096
    Yamanouchi Pharmaceutical Co.
      Ltd. .......................      68,000        2,941,505
                                                 --------------
                                                    128,135,614
                                                 --------------
KOREA -- 1.0%
    Samsung Electronics Co. ......      35,430        4,425,248
    SK Telecom Co. Ltd. [ADR].....     285,946        6,737,602
                                                 --------------
                                                     11,162,850
                                                 --------------
MEXICO -- 5.1%
    Grupo Televisa SA [GDR]*......     400,360       17,991,178
    Telefonos de Mexico SA Cl-L
      [ADR].......................     845,420       38,149,577
                                                 --------------
                                                     56,140,755
                                                 --------------
NETHERLANDS -- 1.8%
    Aegon NV......................      80,155        3,315,648
    Philips Electronics NV*.......     158,400        5,802,775
    Unilever NV...................      65,311        4,132,754
    Versatel Telecom International
      NV*.........................     131,708        1,174,706
    Wolters Kluwer NV.............     193,742        5,282,186
                                                 --------------
                                                     19,708,069
                                                 --------------
NORWAY -- 0.7%
    Orkla ASA Cl-A................     363,135        7,165,090
                                                 --------------
SINGAPORE -- 0.9%
    Datadraft Asia Ltd. ..........   1,075,363        5,075,713
    Singapore Press Holdings
      Ltd. .......................     323,000        4,768,545
                                                 --------------
                                                      9,844,258
                                                 --------------
SPAIN -- 4.6%
    Banco Bilbao Vizcaya SA.......   1,817,369       27,043,674
    Telefonica SA*................   1,410,108       23,300,130
    Telefonica SA [ADR]*..........      10,315          515,750
                                                 --------------
                                                     50,859,554
                                                 --------------

                                       108
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--------------------------------------------------------------------------------

                                      SHARES         VALUE
                                      ------         -----
SWEDEN -- 3.3%
    Assa Abloy AB Cl-B............     661,689   $   12,938,501
    Ericsson, (L.M.) Telephone Co.
      [ADR].......................     322,099        3,603,483
    Ericsson, (L.M.) Telephone Co.
      Cl-B........................     749,488        8,538,997
    Securitas AB Cl-B.............     589,296       10,929,624
                                                 --------------
                                                     36,010,605
                                                 --------------
SWITZERLAND -- 3.5%
    Roche Holding AG..............         379        3,861,333
    Serono SA Cl-B................      13,173       12,681,197
    Syngenta AG Reg.*.............     100,503        5,395,718
    Zurich Financial Services
      AG*.........................      26,543       16,002,784
                                                 --------------
                                                     37,941,032
                                                 --------------
TAIWAN -- 0.5%
    Taiwan Semiconductor
      Manufacturing Co. Ltd.
      [ADR]*......................     327,423        5,648,047
                                                 --------------
UNITED KINGDOM -- 12.1%
    AstraZeneca Group PLC.........     210,322       10,603,599
    Cambridge Antibody Technology
      Group PLC*..................     254,448       14,405,657
    Capita Group PLC..............     839,118        6,267,407
    Chubb PLC*....................   1,342,078        3,117,475
    Colt Telecom Group PLC........     668,513       14,380,275
    Dimension Data Holdings
      PLC*........................   2,240,525       15,128,053
    Energis PLC*..................     671,070        4,511,024
    GEO Interactive Media Group
      PLC*........................     109,195        1,194,828
    Granada Compass PLC*..........     455,486        4,956,777
    Oxford GlycoSciences PLC*.....     316,187        7,132,073
    Reckitt Benckiser PLC*........     798,275       10,994,571
    Scoot.com PLC*................   1,327,742        1,318,956
    The Sage Group PLC............     979,983        4,490,534
    Vodafone AirTouch PLC.........   7,478,535       27,426,023
    WPP Group PLC.................     438,414        5,710,784
                                                 --------------
                                                    131,638,036
                                                 --------------
TOTAL FOREIGN STOCK
  (Cost $764,734,370).............                  868,335,045
                                                 --------------
                                       PAR
                                      (000)
                                      -----
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 10.5%
    Federal Home Loan Bank
      6.37%, 01/10/01.............  $   50,000       49,920,375
      6.40%, 01/16/01.............      65,000       64,804,966
                                                 --------------
    (Cost $114,725,709)...........                  114,725,341
                                                 --------------
                                      SHARES
                                    ----------
U.S. STOCK -- 4.9%
COMPUTER SERVICES & SOFTWARE -- 0.8%
    Comverse Technology, Inc. ....      81,270        8,827,954
                                                 --------------

                                      SHARES         VALUE
                                    ----------   --------------
PHARMACEUTICALS -- 1.0%
    Pharmacia Corp. ..............     183,563   $   11,197,343
                                                 --------------
SEMICONDUCTORS -- 1.2%
    JDS Uniphase Corp. ...........     321,125       13,386,898
                                                 --------------
TELECOMMUNICATIONS -- 1.6%
    Amdocs Ltd.*..................     258,015       17,093,494
                                                 --------------
UTILITIES -- 0.3%
    AES Corp.*....................      63,725        3,528,772
                                                 --------------
TOTAL U.S. STOCK
  (Cost $43,845,079)..............                   54,034,461
                                                 --------------
                                       PAR
                                      (000)
                                    ----------
COMMERCIAL PAPER -- 5.7%
    Associates Corp. of North
      America
      6.00%, 01/02/01.............  $   51,900   $   51,891,350
    Household Finance Corp.
      6.50%, 01/02/01.............      10,000        9,998,194
                                                 --------------
    (Cost $61,889,544)............                   61,889,544
                                                 --------------
TOTAL INVESTMENTS -- 100.5%
  (Cost $985,194,702).............                1,098,984,391
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (0.5%)................                   (4,965,714)
                                                 --------------
NET ASSETS -- 100.0%..............               $1,094,018,677
                                                 ==============

Foreign currency exchange contracts outstanding at December 31, 2000:

                                               IN                         UNREALIZED
SETTLEMENT                  CONTRACTS       EXCHANGE      CONTRACTS     APPRECIATION/
MONTH        TYPE          TO RECEIVE         FOR          AT VALUE     (DEPRECIATION)
--------------------------------------------------------------------------------------
08/01        Buy    CAD       1,000,000   $    658,479   $    668,315    $     9,836
03/01        Buy    CHF       6,000,000      3,667,190      3,720,792         53,602
04/01        Buy    CHF       3,450,000      2,123,534      2,140,597         17,063
01/01        Buy    EUR      29,800,000     26,588,913     27,968,878      1,379,965
03/01        Buy    EUR      27,300,000     24,034,926     25,670,923      1,635,997
04/01        Buy    EUR       9,900,000      9,135,109      9,311,512        176,403
05/01        Buy    EUR      21,000,000     19,412,406     19,751,693        339,287
01/01        Buy    GBP      19,200,000     28,107,696     28,737,353        629,657
03/01        Buy    GBP       2,200,000      3,153,986      3,295,041        141,055
04/01        Buy    GBP       8,400,000     12,534,354     12,582,385         48,031
05/01        Buy    GBP       3,500,000      5,021,450      5,242,660        221,210
03/01        Buy    HKD     454,900,000     58,406,168     58,387,884        (18,284)
05/01        Buy    HKD     375,000,000     48,032,099     48,140,493        108,394
06/01        Buy    HKD      23,000,000      2,953,717      2,955,083          1,366
03/01        Buy    JPY   3,315,000,000     31,177,868     29,380,919     (1,796,949)
04/01        Buy    JPY   1,200,000,000     10,868,089     10,647,737       (220,352)
05/01        Buy    JPY   1,345,000,000     12,640,876     11,934,339       (706,537)
02/01        Buy    KOR   1,780,000,000      1,480,865      1,407,114        (73,751)
03/01        Buy    KOR   2,400,000,000      1,985,112      1,897,233        (87,879)
07/01        Buy    SGD         700,000        415,012        410,533         (4,479)
                                          ------------   ------------    -----------
                                          $302,397,849   $304,251,484    $ 1,853,635
                                          ============   ============    ===========

                                       109
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AST JANUS OVERSEAS GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                               IN                         UNREALIZED
SETTLEMENT                  CONTRACTS       EXCHANGE      CONTRACTS     APPRECIATION/
MONTH        TYPE          TO DELIVER         FOR          AT VALUE     (DEPRECIATION)
--------------------------------------------------------------------------------------
05/01        Sell   CAD       5,800,000   $  3,944,967   $  3,871,312    $    73,655
08/01        Sell   CAD      11,600,000      7,525,138      7,752,456       (227,318)
03/01        Sell   CHF      11,200,000      6,617,697      6,945,478       (327,781)
04/01        Sell   CHF       3,450,000      2,027,027      2,140,597       (113,570)
01/01        Sell   EUR      40,900,000     37,267,723     38,387,891     (1,120,168)
03/01        Sell   EUR      27,300,000     23,748,490     25,670,923     (1,922,433)
04/01        Sell   EUR      34,850,000     30,739,684     32,778,405     (2,038,721)
05/01        Sell   EUR      29,000,000     25,263,125     27,276,148     (2,013,023)
08/01        Sell   EUR      10,500,000      9,128,175      9,904,726       (776,551)
01/01        Sell   GBP      19,200,000     28,830,535     28,737,353         93,182
03/01        Sell   GBP       2,200,000      3,220,954      3,295,041        (74,087)
04/01        Sell   GBP      25,300,000     37,029,098     37,896,944       (867,846)
05/01        Sell   GBP       8,000,000     11,356,000     11,983,224       (627,224)
03/01        Sell   HKD     454,900,000     58,387,681     58,387,883           (202)
05/01        Sell   HKD     787,000,000    100,159,008    101,030,849       (871,841)
06/01        Sell   HKD      96,400,000     12,373,903     12,385,651        (11,748)
01/01        Sell   JPY     560,000,000      5,455,431      4,915,204        540,227
03/01        Sell   JPY   3,315,000,000     32,288,179     29,380,919      2,907,260
04/01        Sell   JPY   4,065,000,000     38,251,501     36,069,210      2,182,291
05/01        Sell   JPY   4,300,000,000     41,980,432     38,154,392      3,826,040
08/01        Sell   JPY   1,890,000,000     18,026,277     16,999,460      1,026,817
01/01        Sell   KOR     600,000,000        534,759        474,308         60,451
02/01        Sell   KOR   6,010,000,000      5,370,125      4,750,988        619,137
03/01        Sell   KOR   5,000,000,000      4,459,866      3,952,569        507,297
05/01        Sell   KOR   1,200,000,000      1,075,269        948,617        126,652
07/01        Sell   SGD       4,600,000      2,844,253      2,697,789        146,464
                                          ------------   ------------    -----------
                                          $547,905,297   $546,788,337    $ 1,116,960
                                          ============   ============    ===========

The following is a breakdown of the foreign stock portion of the Portfolio, by industry classification, as of December 31, 2000. Percentages are based on net assets.

INDUSTRY
--------
Advertising...........................................   1.2%
Aerospace.............................................   0.7%
Automobile Manufacturers..............................   2.3%
Beverages.............................................   0.5%
Broadcasting..........................................   5.2%
Building Materials....................................   0.2%
Business Services.....................................   2.2%
Chemicals.............................................   0.5%
Computer Hardware.....................................   2.5%
Computer Services & Software..........................   0.5%
Consumer Products & Services..........................   1.0%
Electronic Components & Equipment.....................   5.8%
Entertainment & Leisure...............................   0.5%
Financial-Bank & Trust................................   2.5%
Financial Services....................................   0.9%
Food..................................................   1.0%
Healthcare Services...................................   0.3%
Insurance.............................................   2.4%
Internet Services.....................................  12.3%
Machinery & Equipment.................................   3.2%
Oil & Gas.............................................   3.8%
Pharmaceuticals.......................................   6.9%
Real Estate...........................................   1.0%
Semiconductors........................................   2.1%
Telecommunications....................................  19.9%
                                                        ----
Total.................................................  79.4%
                                                        ====

--------------------------------------------------------------------------------

Unless otherwise noted, all stocks are common stock.

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

+ Illiquid security. At the end of the year, this security amounted to 0.3% of net assets.

144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the year, this security amounted to 0.3% of net assets.

See Notes to Financial Statements.

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--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
COMMON STOCK -- 97.2%
ADVERTISING -- 0.4%
    Omnicom Group, Inc.@............      12,700   $  1,052,513
    TMP Worldwide, Inc.*@...........       7,200        396,000
    True North Communications,
      Inc. .........................      16,800        714,000
                                                   ------------
                                                      2,162,513
                                                   ------------
AEROSPACE -- 2.2%
    Boeing Co.*.....................     117,800      7,774,800
    General Dynamics Corp. .........       3,100        241,800
    Northrop Grumman Corp.*.........      29,900      2,481,700
                                                   ------------
                                                     10,498,300
                                                   ------------
AIRLINES -- 0.1%
    AMR Corp.*......................       4,600        180,263
    Delta Air Lines, Inc.*..........       4,700        235,881
                                                   ------------
                                                        416,144
                                                   ------------
AUTOMOBILE MANUFACTURERS -- 1.2%
    Ford Motor Co. .................     135,103      3,166,476
    General Motors Corp. ...........      56,200      2,862,688
                                                   ------------
                                                      6,029,164
                                                   ------------
AUTOMOTIVE PARTS -- 0.1%
    Eaton Corp. ....................       3,300        248,119
                                                   ------------
BEVERAGES -- 1.0%
    Anheuser-Busch Companies,
      Inc.*.........................       7,500        341,250
    Coca-Cola Co.@..................       2,500        152,344
    Pepsi Bottling Group, Inc. .....      33,700      1,345,894
    PepsiCo, Inc.*..................      65,500      3,246,343
                                                   ------------
                                                      5,085,831
                                                   ------------
BROADCASTING -- 0.1%
    Hispanic Broadcasting Corp.*....      13,000        331,500
                                                   ------------
BUILDING MATERIALS -- 0.0%
    Fastenal Co. ...................       2,000        109,750
                                                   ------------
BUSINESS SERVICES -- 0.6%
    First Data Corp.*...............      37,800      1,991,587
    Galileo International, Inc. ....       8,400        168,000
    Manpower, Inc. .................       8,500        323,000
    Paychex, Inc. ..................       6,300        306,338
                                                   ------------
                                                      2,788,925
                                                   ------------
CHEMICALS -- 1.7%
    Dow Chemical Co.@...............      78,700      2,882,388
    Eastman Chemical Co. ...........      37,400      1,823,250
    Engelhard Corp. ................      26,800        546,050
    FMC Corp.*......................      19,100      1,369,231
    Lyondell Chemical Co.@..........     108,000      1,653,750
                                                   ------------
                                                      8,274,669
                                                   ------------
CLOTHING & APPAREL -- 0.5%
    Limited, Inc.@ .................      76,800      1,310,400
    Liz Claiborne, Inc.*............      25,400      1,057,275
    Reebok International
      Ltd.*@........................      11,100        303,474
                                                   ------------
                                                      2,671,149
                                                   ------------

                                        SHARES        VALUE
                                        ------        -----
COMPUTER HARDWARE -- 2.8%
    Compaq Computer Corp. ..........      12,100   $    182,105
    Dell Computer Corp.*............      53,200        927,675
    EMC Corp.*......................      71,278      4,739,987
    Hewlett-Packard Co.*............      91,800      2,897,438
    International Business Machines
      Corp.*........................      57,900      4,921,500
                                                   ------------
                                                     13,668,705
                                                   ------------
COMPUTER SERVICES & SOFTWARE -- 7.6%
    Adobe Systems, Inc.@............      16,000        931,000
    Automatic Data Processing,
      Inc.*.........................       4,200        265,913
    Cisco Systems, Inc.*............     263,600     10,082,699
    Electronic Data Systems
      Corp. ........................      45,600      2,633,400
    Emulex Corp.*...................       3,700        295,769
    Mentor Graphics Corp.*..........      11,800        323,763
    Microsoft Corp.*................     189,600      8,247,599
    Network Appliance, Inc.*@.......      11,100        713,002
    Nvidia Corp.*@..................       5,400        176,934
    Oracle Corp.*...................     197,000      5,725,312
    Siebel Systems, Inc.*@..........      11,200        758,800
    Sun Microsystems, Inc.*.........     156,300      4,356,863
    Sybase, Inc.*...................      51,000      1,010,438
    Symantec Corp.*@................      17,200        574,050
    Veritas Software Corp.*@........      11,400        997,500
                                                   ------------
                                                     37,093,042
                                                   ------------
CONGLOMERATES -- 3.9%
    Corning, Inc. ..................      31,800      1,679,438
    ITT Industries, Inc. ...........      52,100      2,018,875
    Johnson Controls, Inc. .........       3,200        166,400
    Minnesota Mining &
      Manufacturing Co.*............      25,500      3,072,750
    Philip Morris Co., Inc. ........      87,700      3,858,800
    Tyco International Ltd. ........     129,309      7,176,649
    Viad Corp. .....................      42,000        966,000
                                                   ------------
                                                     18,938,912
                                                   ------------
CONSTRUCTION -- 0.5%
    Dycom Industries, Inc.*.........      13,600        488,750
    Lennar Corp.*...................      50,400      1,827,000
    Pulte Corp. ....................       6,800        286,875
                                                   ------------
                                                      2,602,625
                                                   ------------
CONSUMER PRODUCTS & SERVICES -- 1.4%
    Alberto-Culver Co. Cl-B@........       4,800        205,500
    Avon Products, Inc.*............      10,000        478,750
    Bausch & Lomb, Inc. ............       8,700        351,806
    Church and Dwight Co., Inc. ....      12,400        275,900
    Clorox Co. .....................      36,000      1,278,000
    Fortune Brands, Inc.*...........       7,900        237,000
    Procter & Gamble Co.@...........      27,700      2,172,718
    RJ Reynolds Tobacco
      Holdings, Inc.@...............       6,500        316,875
    Tupperware Corp.*...............      55,800      1,140,413
    Whirlpool Corp. ................       8,100        386,269
                                                   ------------
                                                      6,843,231
                                                   ------------

                                       111
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AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
CONTAINERS & PACKAGING -- 0.2%
    Ball Corp.@.....................      21,200   $    976,525
                                                   ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 4.9%
    Amphenol Corp.*.................       8,200        321,338
    Analog Devices, Inc.*@..........      29,800      1,525,387
    Arrow Electronics, Inc.*@.......      12,700        363,538
    Avnet, Inc.*....................      13,700        294,550
    Comverse Technology,
      Inc.*@........................       4,000        434,500
    General Electric Co. ...........     337,300     16,169,318
    L-3 Communications Holdings,
      Inc.*@........................      10,100        777,700
    Linear Technology Corp.@........      21,700      1,003,625
    Parker-Hannifin Corp. ..........       7,500        330,938
    PerkinElmer, Inc. ..............       3,800        399,000
    Solectron Corp.*@...............       7,500        254,250
    Technitrol, Inc.*...............       8,200        337,225
    Tektronix, Inc. ................      38,800      1,307,074
    Texas Instruments, Inc. ........      11,300        535,338
                                                   ------------
                                                     24,053,781
                                                   ------------
ENERGY SERVICES -- 0.2%
    C & D Technologies, Inc.*.......      20,000        863,750
    Xcel Energy, Inc.*@.............      11,300        328,406
                                                   ------------
                                                      1,192,156
                                                   ------------
ENTERTAINMENT & LEISURE -- 2.4%
    Anchor Gaming*..................       2,800        109,200
    Brunswick Corp.*................      46,500        764,344
    Disney, (Walt) Co.@.............     216,700      6,270,756
    International Game
      Technology*...................      20,800        998,400
    Pixar, Inc.*@...................      11,400        342,000
    Time Warner, Inc.@..............      57,700      3,014,248
                                                   ------------
                                                     11,498,948
                                                   ------------
FINANCIAL-BANK & TRUST -- 2.7%
    Bank of America Corp.*..........     109,300      5,014,137
    Bank of New York Co., Inc. .....      20,700      1,142,381
    City National Corp. ............      17,800        690,863
    First Union Corp. ..............      48,600      1,351,688
    GreenPoint Financial Corp. .....      48,900      2,001,843
    MBNA Corp. .....................       4,200        155,138
    Mellon Financial Corp. .........       7,300        359,069
    Silicon Valley Bancshares@......      38,600      1,334,113
    State Street Corp. .............       1,300        161,473
    UnionBanCal Corp. ..............      32,900        791,656
                                                   ------------
                                                     13,002,361
                                                   ------------
FINANCIAL SERVICES -- 10.4%
    Americredit Corp.*..............      54,900      1,496,025
    Bear Stearns Companies, Inc. ...       9,800        496,738
    Citigroup, Inc. ................     330,500     16,876,155
    Countrywide Credit
      Industries, Inc.*.............      27,200      1,366,800
    Deluxe Corp.*...................      44,800      1,132,096
    Fannie Mae......................      70,000      6,072,500
    Fleet Financial Group,
      Inc.*@........................     189,700      7,125,605
    Goldman Sachs Group, Inc. ......       4,200        449,138
    Lehman Brothers Holdings,
      Inc.*.........................      43,800      2,961,975
    Merrill Lynch & Co., Inc.*......      35,600      2,427,475

                                        SHARES        VALUE
                                        ------        -----
    Metris Companies, Inc.*.........      49,550   $  1,303,784
    Morgan Stanley Dean Witter &
      Co.*..........................      47,500      3,764,375
    PNC Financial Services Group,
      Inc. .........................      10,200        745,238
    Provident Financial Group*......       1,000         37,500
    Providian Financial
      Corp.*@.......................      51,600      2,967,000
    Wells Fargo & Co. ..............      23,800      1,325,363
                                                   ------------
                                                     50,547,767
                                                   ------------
FOOD -- 3.1%
    Archer Daniels Midland Co. .....     164,355      2,465,325
    Conagra, Inc. ..................     184,800      4,804,799
    Hormel Foods Corp. .............       7,200        134,100
    Kellogg Co. ....................      13,900        364,875
    Quaker Oats Co. ................      18,700      1,820,913
    Safeway, Inc.*@.................      29,100      1,818,750
    Supervalu, Inc. ................      99,800      1,384,725
    Sysco Corp.@....................      17,000        510,000
    Unilever NV NY Reg. ............      27,400      1,724,488
                                                   ------------
                                                     15,027,975
                                                   ------------
HEALTHCARE SERVICES -- 0.7%
    Amgen, Inc.*....................       2,700        172,631
    Health Net, Inc.*...............       9,900        259,256
    Oxford Health Plans,
      Inc.*@........................      39,900      1,576,050
    Tenet Healthcare Corp.@.........       7,700        342,169
    Wellpoint Health Networks,
      Inc.*.........................      10,300      1,187,075
                                                   ------------
                                                      3,537,181
                                                   ------------
HOTELS & MOTELS -- 0.1%
    Starwood Hotels & Resorts
      Worldwide, Inc. [REIT]........      11,300        398,325
                                                   ------------
INSURANCE -- 5.3%
    American International
      Group, Inc. ..................      20,687      2,038,962
    Arthur J. Gallagher & Co. ......       9,900        629,888
    CIGNA Corp. ....................      46,500      6,151,949
    Lincoln National Corp. .........      71,100      3,363,919
    Loews Corp. ....................      40,800      4,225,350
    Marsh & McLennan Co., Inc. .....       3,000        351,000
    MetLife, Inc.*@.................      24,500        857,500
    MGIC Investment Corp. ..........      25,700      1,733,144
    Old Republic International
      Corp. ........................      58,400      1,868,800
    PMI Group, Inc. ................      32,100      2,172,769
    Radian Group, Inc. .............      27,400      2,056,713
    The Hartford Financial Services
      Group, Inc. ..................       3,800        268,375
                                                   ------------
                                                     25,718,369
                                                   ------------
INTERNET SERVICES -- 0.8%
    America Online, Inc.*...........      91,100      3,170,280
    Yahoo!, Inc.*@..................      21,300        642,661
                                                   ------------
                                                      3,812,941
                                                   ------------
MACHINERY & EQUIPMENT -- 1.8%
    Baker Hughes, Inc. .............      19,200        798,000
    Caterpillar, Inc. ..............      13,400        633,988
    Cooper Industries, Inc. ........      13,900        638,531

                                       112
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--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
    Deere & Co. ....................      10,000   $    458,125
    Dover Corp. ....................      55,500      2,251,219
    Pall Corp. .....................      47,700      1,016,606
    Smith International, Inc.*......      29,200      2,177,225
    Stanley Works, Inc. ............      21,700        676,769
                                                   ------------
                                                      8,650,463
                                                   ------------
MEDICAL SUPPLIES & EQUIPMENT -- 2.9%
    Bard, (C.R.), Inc. .............      21,400        996,438
    Baxter International, Inc. .....      22,700      2,004,693
    Beckman Coulter, Inc. ..........       4,200        176,138
    Cytyc Corp.*@...................       7,100        444,194
    Forest Laboratories, Inc.*......       2,600        345,475
    Johnson & Johnson Co.@..........      96,600     10,149,037
                                                   ------------
                                                     14,115,975
                                                   ------------
METALS & MINING -- 0.3%
    Alcan Aluminum Ltd. ............      24,500        837,594
    Barrick Gold Corp. .............      24,900        407,862
                                                   ------------
                                                      1,245,456
                                                   ------------
OIL & GAS -- 9.1%
    Amerada Hess Corp. .............      28,700      2,096,894
    BJ Services Co.*@...............      16,200      1,115,775
    Chevron Corp. ..................      68,500      5,783,969
    Devon Energy Corp. .............       8,200        499,954
    Exxon Mobil Corp. ..............     128,300     11,154,080
    Kerr-McGee Corp.@...............      91,900      6,151,555
    Keyspan Corp.@..................      22,500        953,438
    Noble Drilling Corp.*...........      20,600        894,813
    Occidental Petroleum Corp. .....     260,600      6,319,549
    Phillips Petroleum Co. .........      16,100        915,688
    Royal Dutch Petroleum Co.
      NY Reg. ......................      58,300      3,530,794
    Ultramar Diamond
      Shamrock Corp. ...............     115,500      3,566,063
    Valero Energy Corp. ............      33,500      1,245,781
    Williams Companies, Inc. .......      10,200        407,363
                                                   ------------
                                                     44,635,716
                                                   ------------
PAPER & FOREST PRODUCTS -- 1.0%
    Bowater, Inc. ..................      12,800        721,600
    International Paper Co. ........      19,268        786,375
    Westvaco Corp. .................      80,900      2,361,269
    Weyerhaeuser Co. ...............      22,000      1,116,500
                                                   ------------
                                                      4,985,744
                                                   ------------
PHARMACEUTICALS -- 8.4%
    Allergan, Inc. .................       4,400        425,975
    Bristol-Meyers Squibb Co. ......      81,700      6,040,693
    Cardinal Health, Inc.@..........       7,700        767,113
    Elan Corp. PLC [ADR]*...........       6,200        290,238
    Genentech, Inc.*................       4,700        383,050
    Ivax Corp.*.....................      18,800        720,040
    Lilly, (Eli) & Co. .............      31,100      2,894,244
    Merck & Co., Inc. ..............     126,100     11,806,112
    Pfizer, Inc. ...................     316,600     14,563,599

                                        SHARES        VALUE
                                        ------        -----
    Pharmacia Corp. ................       6,000   $    366,000
    Schering-Plough Corp. ..........      49,800      2,826,150
                                                   ------------
                                                     41,083,214
                                                   ------------
PRINTING & PUBLISHING -- 0.5%
    Dow Jones & Co., Inc. ..........       8,800        498,300
    Gannett Co., Inc.@..............      19,600      1,236,025
    Knight-Ridder, Inc.@............       8,200        466,375
                                                   ------------
                                                      2,200,700
                                                   ------------
RAILROADS -- 0.2%
    Burlington Northern
      Santa Fe Corp. ...............      15,600        441,675
    Union Pacific Corp. ............       9,100        461,825
                                                   ------------
                                                        903,500
                                                   ------------
REAL ESTATE -- 0.2%
    CarrAmerica Realty Corp.
      [REIT]@.......................      26,100        817,256
    Spieker Properties, Inc.
      [REIT]........................       4,000        200,500
                                                   ------------
                                                      1,017,756
                                                   ------------
RESTAURANTS -- 0.5%
    Brinker International, Inc.*....       9,900        418,275
    Darden Restaurants, Inc. .......      61,900      1,415,963
    Tricon Global Restaurants,
      Inc.*@........................      21,700        716,100
                                                   ------------
                                                      2,550,338
                                                   ------------
RETAIL & MERCHANDISING -- 4.0%
    Best Buy Co., Inc.*.............      20,000        591,250
    CVS Corp. ......................       2,000        119,875
    Federated Department
      Stores, Inc.*.................      51,000      1,785,000
    Home Depot, Inc. ...............      24,950      1,139,903
    Lowe's Companies, Inc. .........      15,300        680,850
    May Department Stores
      Co.@..........................      23,700        776,175
    Michael's Stores, Inc.*.........      14,600        386,900
    Pier 1 Imports, Inc. ...........      49,100        506,344
    Sears, Roebuck & Co.@...........     158,900      5,521,775
    Talbots, Inc.@..................      15,600        711,750
    Tiffany & Co. ..................      28,800        910,800
    Wal-Mart Stores, Inc. ..........     105,700      5,615,312
    Zale Corp.*.....................      33,500        973,594
                                                   ------------
                                                     19,719,528
                                                   ------------
SEMICONDUCTORS -- 2.0%
    Atmel Corp.*@...................      23,800        276,675
    Integrated Device Technology,
      Inc.*.........................       7,000        231,875
    Intel Corp. ....................     207,100      6,264,775
    International Rectifier
      Corp.*@.......................      11,700        351,000
    JDS Uniphase Corp.*@............      19,300        804,569
    Micron Technology, Inc.*........      10,900        386,950
    SDL, Inc.*@.....................       5,500        815,031
    TriQuint Semiconductor, Inc.*...      17,100        747,056
                                                   ------------
                                                      9,877,931
                                                   ------------
TELECOMMUNICATIONS -- 7.4%
    AT&T Corp.@.....................     179,249      3,103,248
    AT&T Wireless Group*@...........      14,000        242,375

                                       113
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--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
    BellSouth Corp. ................     135,600   $  5,551,125
    Comcast Corp. Cl-A*.............      59,700      2,492,475
    Digital Lightwave, Inc.*........      10,200        323,213
    Nextel Communications, Inc.
      Cl-A*.........................      29,000        717,750
    Nortel Networks Corp. NY
      Reg.*@........................     100,400      3,219,075
    QUALCOMM, Inc.*.................      27,400      2,251,938
    Qwest Communications
      International, Inc.*..........      62,665      2,569,265
    SBC Communications, Inc. .......     159,900      7,635,224
    Scientific-Atlanta, Inc. .......      24,400        794,525
    Telephone & Data Systems,
      Inc. .........................       4,300        387,000
    Verizon Communications, Inc. ...     119,624      5,996,153
    WorldCom, Inc.*.................      49,800        697,200
                                                   ------------
                                                     35,980,566
                                                   ------------
TRANSPORTATION -- 0.1%
    FedEx Corp.*....................       5,800        231,768
    Paccar, Inc. ...................       5,200        256,100
    United Parcel Service, Inc.
      Cl-B..........................       2,600        152,913
                                                   ------------
                                                        640,781
                                                   ------------
UTILITIES -- 3.9%
    Allete Corp. ...................      34,100        846,106
    Ameren Corp.@...................      20,000        926,250
    Calpine Corp.*@.................      22,600      1,018,413
    Cinergy Corp. ..................       7,100        249,388
    Edison International Co.@.......      24,200        378,125
    Entergy Corp. ..................      40,400      1,709,425
    Exelon Corp. ...................      14,512      1,018,888
    GPU, Inc. ......................      25,500        938,719
    People's Energy Corp. ..........       6,700        299,825
    PG&E Corp.@.....................      74,900      1,498,000
    PPL Corp. ......................      10,600        478,988
    Public Service Enterprise Group,
      Inc. .........................      25,600      1,244,800
    Reliant Energy, Inc. ...........     131,700      5,704,255
    Sempra Energy...................      28,100        653,325
    Southern Energy, Inc.*..........       7,200        203,850
    TXU Corp.@......................      45,300      2,007,356
                                                   ------------
                                                     19,175,713
                                                   ------------
TOTAL COMMON STOCK
  (Cost $473,145,089)...............                474,312,289
                                                   ------------

                                          PAR
                                         (000)        VALUE
                                         -----        -----
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 2.7%
    Federal Home Loan Bank
      5.70%, 01/02/01
    (Cost $13,197,910)...............  $  13,200     13,197,910
                                                   ------------

                                        SHARES
                                        ------
PREFERRED STOCK -- 0.1%
COMPUTER SERVICES & SOFTWARE -- 0.0%
    Morgan Stanley (EMC Perqs)
      8.00% [CVT]*...................      5,272        126,528
                                                   ------------
RETAIL & MERCHANDISING -- 0.1%
    Morgan Stanley (Home Depot Perqs)
      6.00% [CVT]*...................     24,537        268,373
                                                   ------------
TOTAL PREFERRED STOCK
  (Cost $461,380)....................                   394,901
                                                   ------------
SHORT-TERM INVESTMENTS -- 0.0%
    Temporary Investment Cash Fund...     46,239         46,239
    Temporary Investment Fund........     46,239         46,239
                                                   ------------
    (Cost $92,478)...................                    92,478
                                                   ------------
TOTAL INVESTMENTS -- 100.0%
  (Cost $486,896,857)................               487,997,578
LIABILITIES IN EXCESS OF
  OTHER ASSETS -- 0.0%...............                  (117,199)
                                                   ------------
NET ASSETS -- 100.0%.................              $487,880,379
                                                   ============

$562,500 has been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 2000:

                         EXPIRATION   NUMBER OF     UNREALIZED
DESCRIPTION                MONTH      CONTRACTS   (DEPRECIATION)
----------------------------------------------------------------
S&P 500 ...............    03/01         30         $(335,463)
                                                    =========

--------------------------------------------------------------------------------

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

@ All or a portion of the security was on loan. (See Note 2)

See Notes to Financial Statements.

                                       114
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AST AMERICAN CENTURY STRATEGIC BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES       VALUE
                                        ------       -----
COMMON STOCK -- 58.2%
ADVERTISING -- 0.5%
    Interpublic Group of Companies,
      Inc. ..........................     6,900   $    293,681
    Omnicom Group, Inc.@.............     9,100        754,163
                                                  ------------
                                                     1,047,844
                                                  ------------
AEROSPACE -- 1.0%
    Boeing Co.*......................    27,000      1,782,000
    Northrop Grumman Corp.*..........     4,200        348,600
                                                  ------------
                                                     2,130,600
                                                  ------------
AIRLINES -- 0.1%
    AMR Corp.*.......................     1,200         47,025
    Delta Air Lines, Inc.*...........     1,300         65,244
                                                  ------------
                                                       112,269
                                                  ------------
AUTOMOBILE MANUFACTURERS -- 0.3%
    Ford Motor Co. ..................    28,164        660,094
                                                  ------------
BEVERAGES -- 1.1%
    Anheuser-Busch Companies,
      Inc.*..........................    16,700        759,850
    Coors, (Adolph) Co. Cl-B*........     3,200        257,000
    PepsiCo, Inc.*...................    29,700      1,472,006
                                                  ------------
                                                     2,488,856
                                                  ------------
BROADCASTING -- 0.1%
    Infinity Broadcasting Corp.*.....     6,600        184,388
                                                  ------------
BUSINESS SERVICES -- 0.4%
    First Data Corp.*................    12,000        632,250
    Robert Half International,
      Inc.*..........................    10,200        270,300
                                                  ------------
                                                       902,550
                                                  ------------
CHEMICALS -- 0.3%
    Dow Chemical Co.@................    20,300        743,488
                                                  ------------
CLOTHING & APPAREL -- 0.2%
    Limited, Inc.@...................     8,100        138,206
    Liz Claiborne, Inc.*.............     8,900        370,463
                                                  ------------
                                                       508,669
                                                  ------------
COMPUTER HARDWARE -- 2.0%
    Compaq Computer Corp. ...........     6,400         96,320
    Dell Computer Corp.*.............    10,900        190,069
    EMC Corp.*.......................    27,300      1,815,450
    Hewlett-Packard Co.*.............    19,900        628,094
    International Business Machines
      Corp.*@........................    17,400      1,479,000
    Silicon Storage Technology,
      Inc.*@.........................    13,200        155,925
                                                  ------------
                                                     4,364,858
                                                  ------------
COMPUTER SERVICES & SOFTWARE -- 5.2%
    Adobe Systems, Inc. .............     7,400        430,588
    Automatic Data Processing,
      Inc.*..........................     3,700        234,256
    Cisco Systems, Inc.*@............    81,900      3,132,674
    Microsoft Corp.*.................    51,300      2,231,549
    Network Appliance, Inc.*@........     3,700        237,667
    Oracle Corp.*....................    61,600      1,790,250
    Siebel Systems, Inc.*@...........     3,200        216,800
    Sun Microsystems, Inc.*..........    49,300      1,374,238
    SunGard Data Systems,
      Inc.*@.........................     6,100        287,463
    Sybase, Inc.*....................    28,700        568,619

                                        SHARES       VALUE
                                        ------       -----
    Tech Data Corp.*.................     7,000   $    189,328
    Veritas Software Corp.*@.........     4,500        393,750
                                                  ------------
                                                    11,087,182
                                                  ------------
CONGLOMERATES -- 2.3%
    Corning, Inc.@...................     8,400        443,625
    Johnson Controls, Inc. ..........     6,900        358,800
    Minnesota Mining & Manufacturing
      Co.*...........................     6,000        723,000
    Philip Morris Co., Inc.@.........    16,800        739,200
    Tyco International Ltd. .........    45,111      2,503,661
    United Technologies Corp.*.......     3,600        283,050
                                                  ------------
                                                     5,051,336
                                                  ------------
CONSTRUCTION -- 0.5%
    Dycom Industries, Inc.*..........    10,000        359,375
    Lennar Corp.*....................    20,900        757,625
                                                  ------------
                                                     1,117,000
                                                  ------------
CONSUMER PRODUCTS & SERVICES -- 1.3%
    Avon Products, Inc.*.............     8,100        387,788
    Clorox Co........................     9,600        340,800
    Colgate-Palmolive Co.@...........    18,200      1,174,810
    Fortune Brands, Inc.*............     6,300        189,000
    Tupperware Corp.*................    18,400        376,050
    Universal Corp...................     7,300        255,500
                                                  ------------
                                                     2,723,948
                                                  ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 4.2%
    Amphenol Corp.*..................     6,800        266,475
    Analog Devices, Inc.*@...........    11,200        573,300
    Comverse Technology, Inc.*@......     2,000        217,250
    Flextronics International
      Ltd.*@.........................    13,400        381,900
    General Electric Co.@............   111,000      5,321,062
    KEMET Corp.*@....................    12,300        186,038
    Linear Technology Corp.@.........     5,400        249,750
    Solectron Corp.*@................     5,300        179,670
    Technitrol, Inc.*................    15,900        653,887
    Tektronix, Inc. .................    15,500        522,156
    Texas Instruments, Inc. .........    11,000        521,125
    Vishay Intertechnology,
      Inc.*@.........................    11,050        167,131
                                                  ------------
                                                     9,239,744
                                                  ------------
ENTERTAINMENT & LEISURE -- 1.0%
    Brunswick Corp.*.................     3,800         62,463
    Disney, (Walt) Co. ..............    31,300        905,743
    International Game Technology*...    10,200        489,600
    Time Warner, Inc.@...............     4,900        255,976
    Viacom, Inc. Cl-B*@..............    10,600        495,550
                                                  ------------
                                                     2,209,332
                                                  ------------
FINANCIAL-BANK & TRUST -- 1.4%
    Bank of America Corp.*...........    16,300        747,763
    Bank of New York Co., Inc. ......     8,400        463,575
    Comerica, Inc.@..................    15,000        890,625
    Fifth Third Bancorp..............    10,800        645,300
    Silicon Valley Bancshares@.......     6,500        224,656
                                                  ------------
                                                     2,971,919
                                                  ------------

                                       115
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--------------------------------------------------------------------------------

                                        SHARES       VALUE
                                        ------       -----
FINANCIAL SERVICES -- 5.9%
    Americredit Corp.*...............    11,900   $    324,275
    Citigroup, Inc. .................    94,433      4,821,984
    Deluxe Corp.*....................     6,700        169,309
    Fannie Mae.......................    13,600      1,179,800
    Fleet Financial Group,
      Inc.*@.........................    53,400      2,005,837
    Freddie Mac......................     8,000        551,000
    Lehman Brothers Holdings,
      Inc.*@.........................     7,600        513,950
    Merrill Lynch & Co., Inc.*.......    10,900        743,244
    Metris Companies, Inc.*..........     8,700        228,919
    Morgan Stanley Dean Witter &
      Co.*...........................    11,700        927,225
    Providian Financial Corp.*@......    21,800      1,253,500
                                                  ------------
                                                    12,719,043
                                                  ------------
FOOD -- 2.3%
    Archer Daniels Midland Co. ......    29,000        435,000
    Diageo PLC [ADR].................     9,500        421,563
    Hormel Foods Corp. ..............    11,300        210,463
    IBP, Inc. .......................    10,400        278,200
    Quaker Oats Co. .................    12,200      1,187,974
    Ralston Purina Group@............    16,400        428,450
    Safeway, Inc.*@..................    14,300        893,750
    Suiza Foods Corp.*@..............    13,400        643,200
    Sysco Corp.@.....................    18,300        549,000
                                                  ------------
                                                     5,047,600
                                                  ------------
HEALTHCARE SERVICES -- 1.2%
    Amerisource Health Corp.*@.......     6,000        303,000
    Amgen, Inc.*@....................    15,500        991,031
    HCA -- The Healthcare
      Corp.@.........................     6,500        286,065
    Oxford Health Plans, Inc.*@......    24,600        971,700
                                                  ------------
                                                     2,551,796
                                                  ------------
INSURANCE -- 2.6%
    American International Group,
      Inc. ..........................    16,200      1,596,713
    CIGNA Corp. .....................     7,400        979,020
    Lincoln National Corp. ..........    25,600      1,211,200
    MGIC Investment Corp. ...........    12,700        856,456
    Old Republic International
      Corp. .........................    12,100        387,200
    Radian Group, Inc. ..............     8,700        653,044
                                                  ------------
                                                     5,683,633
                                                  ------------
INTERNET SERVICES -- 0.5%
    America Online, Inc.*............    30,800      1,071,840
                                                  ------------
MACHINERY & EQUIPMENT -- 0.2%
    Dover Corp. .....................    13,100        531,369
                                                  ------------
MEDICAL SUPPLIES & EQUIPMENT -- 2.0%
    Abbott Laboratories..............     3,000        145,313
    Bard, (C.R.), Inc. ..............     5,300        246,781
    Beckman Coulter, Inc. ...........     8,200        343,888
    Forest Laboratories, Inc.*.......     2,700        358,763
    Johnson & Johnson Co.@...........    23,100      2,426,943
    Medtronic, Inc. .................     7,000        422,625
    Varian Medical Systems, Inc.*....     6,300        428,006
                                                  ------------
                                                     4,372,319
                                                  ------------
METALS & MINING -- 0.2%
    Alcoa, Inc. .....................    15,600        522,600
                                                  ------------

                                        SHARES       VALUE
                                        ------       -----
OIL & GAS -- 4.8%
    Amerada Hess Corp.@..............    28,400   $  2,074,974
    BJ Services Co.*@................     3,300        227,288
    Chevron Corp.@...................    12,200      1,030,138
    Ensco International, Inc.@.......    14,500        493,906
    Equitable Resources, Inc.*.......     3,100        206,925
    Exxon Mobil Corp. ...............    23,501      2,043,117
    Kerr-McGee Corp. ................    27,200      1,820,700
    Kinder Morgan, Inc. .............     7,100        370,531
    Occidental Petroleum Corp. ......    36,200        877,850
    Ocean Energy, Inc.*..............    20,700        359,663
    Royal Dutch Petroleum Co.
      NY Reg.........................     4,800        290,700
    Valero Energy Corp. .............    17,500        650,781
                                                  ------------
                                                    10,446,573
                                                  ------------
PAPER & FOREST PRODUCTS -- 0.8%
    Bowater, Inc. ...................     5,700        321,338
    International Paper Co. .........     8,000        326,500
    Westvaco Corp. ..................    20,400        595,425
    Weyerhaeuser Co. ................    11,300        573,475
                                                  ------------
                                                     1,816,738
                                                  ------------
PHARMACEUTICALS -- 4.8%
    Allergan, Inc. ..................     3,800        367,888
    Bristol-Meyers Squibb Co. .......    19,800      1,463,963
    Elan Corp. PLC [ADR]*............     5,600        262,150
    Genentech, Inc.*@................     5,800        472,700
    Ivax Corp.*......................    13,800        528,540
    King Pharmaceuticals,
      Inc.*@.........................     5,781        298,805
    Merck & Co., Inc. ...............    28,600      2,677,674
    Pfizer, Inc. ....................    72,000      3,311,999
    Pharmacia Corp.@.................    14,200        866,200
    Schering-Plough Corp. ...........     5,200        295,100
                                                  ------------
                                                    10,545,019
                                                  ------------
PRINTING & PUBLISHING -- 0.4%
    Dow Jones & Co., Inc. ...........     9,200        520,949
    McGraw-Hill Co., Inc. ...........     2,500        146,563
    Readers Digest Association,
      Inc.@..........................     4,700        183,888
                                                  ------------
                                                       851,400
                                                  ------------
RAILROADS -- 0.1%
    Union Pacific Corp.@.............     3,500        177,625
                                                  ------------
RESTAURANTS -- 0.5%
    Brinker International,
      Inc.*@.........................    13,800        583,050
    Jack in the Box, Inc.*...........    15,800        465,113
                                                  ------------
                                                     1,048,163
                                                  ------------
RETAIL & MERCHANDISING -- 2.4%
    Best Buy Co., Inc.*..............     5,800        171,463
    Home Depot, Inc.@................    15,000        685,312
    Kohl's Corp.*@...................     7,500        457,500
    Sears, Roebuck & Co.@............    13,700        476,075
    Talbots, Inc.@...................     7,500        342,188
    Tiffany & Co.@...................     5,500        173,938

AST AMERICAN CENTURY STRATEGIC BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES       VALUE
                                        ------       -----
    Wal-Mart Stores, Inc. ...........    48,000   $  2,549,999
    Zale Corp.*......................    15,500        450,469
                                                  ------------
                                                     5,306,944
                                                  ------------
SCIENCE & TECHNOLOGY -- 0.3%
    Applera Corp. -- Applied
      Biosystems Group...............     7,100        667,844
                                                  ------------
SEMICONDUCTORS -- 1.7%
    Applied Materials, Inc.*.........     5,400        206,213
    Atmel Corp.*@....................    21,900        254,588
    Broadcom Corp. Cl-A*@............     2,100        177,450
    Cypress Semiconductor
      Corp.*@........................     9,800        192,938
    Integrated Device Technology,
      Inc.*..........................    11,700        387,562
    Intel Corp. .....................    63,200      1,911,799
    International Rectifier
      Corp.*@........................     6,200        186,000
    SDL, Inc.*@......................     2,300        340,831
                                                  ------------
                                                     3,657,381
                                                  ------------
TELECOMMUNICATIONS -- 3.9%
    AT&T Corp.@......................    14,300        247,569
    BellSouth Corp. .................    36,200      1,481,938
    Comcast Corp. Cl-A*..............     5,500        229,625
    Cox Communications, Inc.
      Cl-A*@.........................     9,100        423,719
    Nextel Communications, Inc.
      Cl-A*@.........................     5,600        138,600
    Nortel Networks Corp. NY
      Reg.*@.........................    21,200        679,725
    QUALCOMM, Inc.*..................     6,400        526,000
    Qwest Communications
      International, Inc.*...........    17,000        697,000
    SBC Communications, Inc. ........    37,700      1,800,174
    Scientific-Atlanta, Inc. ........     2,900         94,431
    Sprint Corp. (PCS Group)*@.......    18,400        376,050
    Verizon Communications, Inc. ....    31,898      1,598,887
    WorldCom, Inc.*..................    16,000        224,000
                                                  ------------
                                                     8,517,718
                                                  ------------
TRANSPORTATION -- 0.1%
    FedEx Corp.*.....................     4,900        195,804
                                                  ------------
UTILITIES -- 1.6%
    Allete Corp. ....................     6,600        163,763
    Calpine Corp.*@..................    19,100        860,693
    Exelon Corp. ....................     8,900        624,869
    PG&E Corp.@......................    13,100        262,000
    Public Service Enterprise Group,
      Inc. ..........................     6,700        325,788
    Reliant Energy, Inc. ............    18,000        779,625
    Southern Co. ....................    12,700        422,275
                                                  ------------
                                                     3,439,013
                                                  ------------
TOTAL COMMON STOCK
  (Cost $126,103,353)................              126,714,499
                                                  ------------

                                         PAR
                                        (000)
                                        -----
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 19.7%
    Federal Home Loan Bank
      5.70%, 01/02/01................  $  3,800     3,799,398
                                                 ------------

                                         PAR
                                        (000)       VALUE
                                        -----       -----
    Federal Home Loan Mortgage Corp.
      6.50%, 06/01/29................  $  4,072  $  4,018,075
      7.00%, 06/01/14 [IO]...........     4,683     4,708,334
      7.50%, 08/01/29................     1,584     1,606,781
      8.00%, 07/01/30................       974       997,957
                                                 ------------
                                                   11,331,147
                                                 ------------
    Federal National Mortgage Assoc.
      5.25%, 01/15/03................     2,100     2,087,404
      6.00%, 12/01/13-10/01/28.......     4,066     3,967,251
      6.23%, 07/21/08................       200       199,350
      6.50%, 04/29/09-06/01/29.......     7,969     7,866,546
      6.625%, 11/15/10...............       500       525,158
      7.00%, 05/01/11-05/01/30.......     3,464     3,475,390
      7.125%, 02/15/05...............     1,200     1,261,502
      7.25%, 01/15/10sec.............     1,650     1,794,062
      7.50%, 03/01/27-07/01/29.......     1,161     1,178,306
      8.00%, 07/01/30................       875       895,359
                                                 ------------
                                                   23,250,328
                                                 ------------
    Government National Mortgage
      Assoc.
      6.00%, 04/15/28-05/15/28.......       502       487,283
      6.50%, 03/15/28-04/15/28.......       832       824,251
      7.00%, 12/15/27-08/15/29.......     1,678     1,685,074
      7.50%, 05/15/30................     1,256     1,277,101
      8.00%, 03/15/27................        68        69,453
      8.75%, 01/15/27-04/15/27.......        96        99,111
                                                 ------------
                                                    4,442,273
                                                 ------------
    (Cost $42,150,084)...............              42,823,146
                                                 ------------
CORPORATE OBLIGATIONS -- 11.7%
BEVERAGES -- 0.1%
    Pepsi Bottling Group, Inc. 144A+
      7.00%, 03/01/29................       300       298,700
                                                 ------------
CABLE TELEVISION -- 0.2%
    British Sky Broadcasting
      8.20%, 07/15/09................       550       521,160
                                                 ------------
CONGLOMERATES -- 0.5%
    Tyco International Group SA
      6.875%, 09/05/02...............     1,000     1,004,732
                                                 ------------
ENERGY SERVICES -- 1.2%
    Duke Energy Field Services
      7.875%, 08/16/10...............     1,300     1,388,022
    Keyspan Energy
      7.25%, 11/15/05................     1,100     1,144,607
                                                 ------------
                                                    2,532,629
                                                 ------------
FINANCIAL-BANK & TRUST -- 1.3%
    First Bank System, Inc.
      7.625%, 05/01/05...............       100       104,337
    Fleet National Bank
      5.75%, 01/15/09................       450       417,205
    Merrill Lynch & Co., Inc.
      7.25%, 07/26/02................     2,200     2,231,609
                                                 ------------
                                                    2,753,151
                                                 ------------

AST AMERICAN CENTURY STRATEGIC BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                         PAR
                                        (000)       VALUE
                                        -----       -----
FINANCIAL SERVICES -- 3.1%
    Associates Corp. NA
      6.00%, 07/15/05................  $  1,000  $    983,075
    Cilcorp, Inc.
      8.70%, 10/15/09................       700       743,897
    Citigroup, Inc.
      7.25%, 10/01/10................     1,000     1,032,166
    Ford Motor Credit Corp.
      7.50%, 03/15/05................     1,000     1,021,811
    General Motors Acceptance Corp.
      6.81%, 03/10/03................       900       898,997
      7.125%, 05/01/03...............       100       100,809
    Lehman Brothers Holdings, Inc.
      8.25%, 06/15/07................     1,100     1,155,487
    Qwest Capital Funding 144A+
      7.75%, 08/15/06................     1,100     1,125,829
                                                 ------------
                                                    7,062,071
                                                 ------------
FOOD -- 0.5%
    Kroger Co.
      7.65%, 04/15/07................     1,000     1,043,016
                                                 ------------
HEALTH CARE -- 0.4%
    UnitedHealth Group
      7.50%, 11/15/05................       900       932,036
                                                 ------------
HOTELS & MOTELS -- 0.4%
    MGM Mirage, Inc.
      8.50%, 09/15/10................       900       927,799
                                                 ------------
INSURANCE -- 0.5%
    AXA Financial, Inc.
      7.75%, 08/01/10................     1,000     1,065,942
                                                 ------------
OIL & GAS -- 0.8%
    Enron Corp.
      6.70%, 11/15/06................       700       700,233
    Kerr-McGee Corp.
      7.125%, 10/15/27...............     1,000       936,713
                                                 ------------
                                                    1,636,946
                                                 ------------
PAPER & FOREST PRODUCTS -- 0.3%
    Abitibi Consolidated, Inc.
      8.55%, 08/01/10................       600       604,560
                                                 ------------
REAL ESTATE -- 0.4%
    EOP Operating Ltd.
      6.75%, 02/15/08................       900       871,000
                                                 ------------
RETAIL & MERCHANDISING -- 0.1%
    Sears, Roebuck & Co.
      6.25%, 01/15/04................       200       198,676
                                                 ------------
TELECOMMUNICATIONS -- 0.9%
    CSC Holdings, Inc.
      8.125%, 07/15/09...............     1,000     1,020,354
    GTE North, Inc.
      5.65%, 11/15/08................       500       466,026
    KPNQwest NV
      8.125%, 06/01/09...............       500       442,500
                                                 ------------
                                                    1,928,880
                                                 ------------

                                         PAR
                                        (000)       VALUE
                                        -----       -----
UTILITIES -- 1.0%
    Alliant Energy Corp.
      7.375%, 11/09/09...............  $  1,000  $  1,015,542
    El Paso Energy Corp.
      8.05%, 10/15/30................     1,000     1,054,206
                                                 ------------
                                                    2,069,748
                                                 ------------
TOTAL CORPORATE OBLIGATIONS
  (Cost $24,698,830).................              25,451,046
                                                 ------------
U.S. TREASURY OBLIGATIONS -- 5.3%
    U.S. Treasury Bonds
      4.25%, 01/15/10................     3,000     3,223,266
      6.375%, 08/15/27@..............     2,550     2,830,806
                                                 ------------
                                                    6,054,072
                                                 ------------
    U.S. Treasury Notes
      6.75%, 05/15/05@...............     2,000     2,129,434
      5.75%, 11/15/05@...............     1,500     1,557,807
      5.625%, 02/15/06...............       600       614,276
                                                 ------------
                                                    4,301,517
                                                 ------------
    U.S. Treasury Strips
      5.991%, 11/15/27...............     4,750     1,071,448
                                                 ------------
    (Cost $11,065,544)...............              11,427,037
                                                 ------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 4.2%
    AmeriCredit Automobile
      Receivables Trust Series 1999-D
      Cl-A3
      7.02%, 12/12/05................       700       715,705
    BMW Vehicle Owner Trust Series
      1999-A Cl-A3
      6.41%, 04/25/03................       600       601,845
    Case Equipment Loan Trust Series
      1998-B Cl-A4
      5.92%, 10/15/05................       300       299,867
    Chase Commercial Mortgage
      Securities Corp.
      Series 1999-2 Cl-A2
      7.198%, 11/15/09...............     1,250     1,313,717
    CIT RV Trust Series 1998-A Cl-A4
      6.09%, 02/15/12................       300       302,297
    Delta Air Lines Series 2000-1
      Cl-A-1
      7.379%, 05/18/10...............     1,000     1,038,885
    First Union-Lehman Brothers
      Series 1998-C2 Cl-A2
      6.56%, 11/18/08................     1,000     1,012,333
    General Motors Acceptance Corp.
      Series 1999-C1 Cl-A2
      6.175%, 05/15/33...............       450       444,070
    Morgan Stanley Capital I Series
      1998-WF1 Cl-A1
      6.25%, 07/15/07................       163       164,408
    Morgan Stanley Capital I Series
      1998-WF1 Cl-A2
      6.55%, 12/15/07................       800       813,163

AST AMERICAN CENTURY STRATEGIC BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                         PAR
                                        (000)       VALUE
                                        -----       -----
    Nationslink Funding Corp. Series
      1998-2 Cl-A1
      6.00%, 11/20/07................  $    174  $    172,781
    Nationslink Funding Corp. Series
      1999-1 Cl-A2
      6.316%, 11/20/08...............       250       249,921
    Residential Asset Securities
      Corp. Series 1999-KS3 Cl-A2
      7.075%, 09/25/20...............     2,000     2,012,056
                                                 ------------
    (Cost $8,927,504)................               9,141,048
                                                 ------------
SOVEREIGN ISSUES -- 0.4%
CANADA
    Province of Quebec
      5.75%, 02/15/09
    (Cost $698,285)..................       800       773,745
                                                 ------------

                                        SHARES      VALUE
                                        ------      -----
SHORT-TERM INVESTMENTS -- 0.0%
    Temporary Investment Cash Fund...    29,553  $     29,553
    Temporary Investment Fund........    29,553        29,553
                                                 ------------
      (Cost $59,106).................                  59,106
                                                 ------------
TOTAL INVESTMENTS -- 99.5%
  (Cost $213,702,706)................             216,389,627
OTHER ASSETS LESS
  LIABILITIES -- 0.5%................               1,092,924
                                                 ------------
NET ASSETS -- 100.0%.................            $217,482,551
                                                 ============

$225,000 has been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 2000:

                         EXPIRATION   NUMBER OF     UNREALIZED
DESCRIPTION                MONTH      CONTRACTS   (DEPRECIATION)
----------------------------------------------------------------
S&P 500................    03/01         12         $(130,607)
                                                    =========

--------------------------------------------------------------------------------

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

+ Illiquid security. At the end of the year, these securities amounted to 0.7% of net assets.

144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the year, these securities amounted to 0.7% of net assets.

@ All or a portion of the security was on loan. (See Note 2)

See Notes to Financial Statements.

AST AMERICAN CENTURY INTERNATIONAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
FOREIGN STOCK -- 87.6%
BELGIUM -- 1.6%
    Dexia...........................      14,085   $  2,546,868
    Fortis Cl-B.....................      62,580      2,032,848
    Interbrew 144A*+................      25,416        885,745
                                                   ------------
                                                      5,465,461
                                                   ------------
BRAZIL -- 1.3%
    Banco Itau SA...................  17,160,000      1,628,008
    Petroleo Brasileiro SA*.........     113,900      2,674,036
                                                   ------------
                                                      4,302,044
                                                   ------------
CANADA -- 3.5%
    Bombardier, Inc. Cl-B...........     115,800      1,784,788
    Celestica, Inc. NY Reg.*........      46,500      2,522,625
    Nortel Networks Corp. NY
      Reg.*.........................      56,200      1,801,913
    Sun Life Financial Services*....     148,000      3,941,385
    Toronto-Dominion Bank...........      59,200      1,712,532
                                                   ------------
                                                     11,763,243
                                                   ------------
DENMARK -- 3.3%
    Danske Bank AS*.................      93,700      1,685,436
    ISS AS..........................      43,200      2,939,799
    Novo Nordisk AS Cl-B*...........      35,489      6,361,293
                                                   ------------
                                                     10,986,528
                                                   ------------
FINLAND -- 1.4%
    Nokia Corp. Cl-A [ADR]..........     103,300      4,493,550
                                                   ------------
FRANCE -- 13.1%
    Alcatel Corp. SA................      30,478      1,731,152
    Altran Technologies SA..........      11,010      2,491,137
    Aventis SA......................      72,900      6,399,300
    AXA SA..........................      45,774      6,618,093
    Compagnie Generale des
      Establissements Michelin
      SA*...........................       4,500        162,866
    European Aeronautic Defense
      SA*...........................     126,100      2,801,065
    Groupe Danone SA*...............      16,000      2,412,453
    Pinault-Printemps Redoute SA....      10,700      2,299,444
    Sanofi SA.......................      50,383      3,358,425
    Societe Television Francaise
      SA............................      55,000      2,969,093
    STMicroelectronics NV NY Reg....      28,900      1,237,281
    Suez Lyonnaise des Eaux SA......      30,900      5,642,498
    Total Fina SA Cl-B*.............      16,400      2,438,891
    Vinci SA*.......................      18,100      1,113,046
    Vivendi Universal SA............      32,090      2,111,937
                                                   ------------
                                                     43,786,681
                                                   ------------
GERMANY -- 4.4%
    Ergo Versicherungs Gruppe AG*...      15,400      2,501,267
    Fresenius AG Pfd................       6,138      1,630,822
    Marschollek, Lautenschlaeger Und
      Partner AG....................      27,793      3,105,101
    Muenchener Rueckversicherung AG
      144A+.........................       7,736      2,788,952
    Schering AG.....................      34,000      1,928,009
    Siemens AG......................       9,900      1,312,856
    Veba AG.........................      20,300      1,234,993
                                                   ------------
                                                     14,502,000
                                                   ------------

                                        SHARES        VALUE
                                        ------        -----
HONG KONG -- 3.6%
    Cheung Kong Holdings Ltd........     179,000   $  2,289,161
    China Mobile Ltd................     416,500      2,274,757
    HSBC Holdings PLC...............     219,951      3,257,004
    Hutchison Whampoa Ltd...........     324,000      4,039,662
                                                   ------------
                                                     11,860,584
                                                   ------------
IRELAND -- 0.8%
    Elan Corp. PLC [ADR]............      53,900      2,523,194
                                                   ------------
ISRAEL -- 1.5%
    Check Point Software
      Technologies Ltd.*............      17,200      2,297,275
    Teva Pharmaceutical Industries
      Ltd. [ADR]*...................      37,300      2,732,225
                                                   ------------
                                                      5,029,500
                                                   ------------
ITALY -- 4.7%
    Alleanza Assicurazioni SPA......     377,900      6,020,770
    Assicurazioni Generali SPA......      75,200      2,986,424
    Banco Intesa SPA................     845,650      4,064,938
    Mondadori, (Arnoldo) Editore
      SPA...........................     188,500      1,752,023
    Telecom Italia SPA..............      69,200        765,323
                                                   ------------
                                                     15,589,478
                                                   ------------
JAPAN -- 10.3%
    Ajinomoto Co., Inc..............     200,000      2,600,700
    Canon, Inc......................      63,000      2,206,654
    Eisai Co. Ltd...................      55,000      1,926,444
    Hitachi Ltd.....................     113,000      1,007,303
    Hoya Corp.......................      22,000      1,618,213
    Itochu Tecno-Science Corp.......       4,500        834,982
    Kao Corp........................      21,000        610,508
    Keyence Corp....................       6,800      1,667,250
    Matsushita Communication
      Industrial Co. Ltd............      10,400      1,306,830
    Mitsubishi Heavy Industries
      Ltd...........................     333,000      1,452,136
    Murata Manufacturing Co. Ltd....       6,100        715,762
    Nitto Denko Corp.*..............      41,000      1,112,959
    Nomura Securities Co. Ltd.......      49,000        881,742
    NTT Mobile Communication
      Network, Inc..................          97      1,673,292
    Orix Corp.......................       4,700        471,646
    Sanyo Electric Co...............     315,000      2,620,402
    Sky Perfect Communications, Inc.
      144A*+........................         100        131,348
    Takeda Chemical Industries
      Ltd...........................      62,000      3,670,052
    Tyco International Ltd..........     137,500      7,631,251
                                                   ------------
                                                     34,139,474
                                                   ------------
NETHERLANDS -- 8.5%
    Heineken NV*....................      48,100      2,910,458
    ING Groep NV....................      89,977      7,187,076
    Koninklijke (Royal) Philips
      Electronics NV*...............      92,798      3,363,928
    Koninklijke Ahold NV............     122,000      3,935,558
    Koninklijke Numico NV...........      34,300      1,726,045
    Royal Dutch Petroleum Co........      29,700      1,798,706
    Unilever NV.....................      22,659      1,433,818

AST AMERICAN CENTURY INTERNATIONAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
    Unilever NV NY Reg.*............         600   $     37,763
    VNU NV..........................     120,800      5,937,135
                                                   ------------
                                                     28,330,487
                                                   ------------
SINGAPORE -- 0.6%
    Capitaland Ltd.*................     685,000      1,185,101
    City Developments Ltd.*.........     145,000        673,143
                                                   ------------
                                                      1,858,244
                                                   ------------
SPAIN -- 1.6%
    Banco Popular Espanol SA........      71,600      2,493,907
    Telefonica SA*..................     161,582      2,669,924
                                                   ------------
                                                      5,163,831
                                                   ------------
SWEDEN -- 3.1%
    Assa Abloy AB Cl-B..............      65,744      1,285,542
    Atlas Copco AB Cl-B.............      36,100        755,628
    Ericsson, (L.M.) Telephone Co.
      [ADR].........................     144,900      1,621,069
    Modern Times Group AB Cl-B*.....       7,721        204,573
    Nordbanken Holding Co. AB.......     480,919      3,644,279
    Securitas AB Cl-B...............      84,900      1,574,633
    Skandianaviska Enskilda Banken
      AB*...........................      97,300      1,072,457
                                                   ------------
                                                     10,158,181
                                                   ------------
SWITZERLAND -- 8.1%
    ABB AG..........................      32,854      3,502,332
    Adecco SA.......................       2,803      1,764,307
    Julius Baer Holdings AG Cl-B....         989      5,413,409
    Nestle SA.......................       1,270      2,962,419
    Novartis AG.....................       4,493      7,943,502
    Swatch Group AG.................       2,346      2,931,595
    Zurich Financial Services AG*...       4,198      2,530,976
                                                   ------------
                                                     27,048,540
                                                   ------------
UNITED KINGDOM -- 16.2%
    AMVESCAP PLC....................     197,400      4,051,620
    Cable & Wireless PLC............     154,007      2,077,414
    Capita Group PLC................     133,100        994,129
    Centrica PLC....................   1,290,684      4,998,429
    CMG PLC.........................      80,300      1,073,578
    Diageo PLC......................     411,897      4,614,713
    Energis PLC*....................     360,568      2,423,787
    Granada Compass PLC*............     146,270      1,591,768
    Hays PLC........................     269,400      1,553,387
    Logica PLC......................      70,200      1,835,143
    Marconi PLC.....................      87,500        939,792
    Misys PLC.......................     210,400      2,074,362
    Next PLC........................     172,500      2,075,628
    Pearson PLC.....................     113,245      2,689,744
    Reckitt Benckiser PLC*..........      91,300      1,257,467

                                        SHARES        VALUE
                                        ------        -----
    Reed International PLC..........     560,000   $  5,855,727
    Rentokil Initial PLC*...........     792,200      2,733,642
    Royal & Sun Alliance Insurance
      Group PLC.....................     427,700      3,660,907
    Royal Bank of Scotland Group
      PLC...........................      83,100      1,963,823
    Scottish & Southern Energy
      PLC*..........................     151,601      1,404,069
    Shire Pharmaceuticals Group
      PLC...........................      41,000        646,147
    Vodafone AirTouch PLC...........     713,586      2,616,933
    WPP Group PLC...................      73,400        956,109
                                                   ------------
                                                     54,088,318
                                                   ------------
TOTAL FOREIGN STOCK
  (Cost $286,546,691)...............                291,089,338
                                                   ------------
                                         PAR
                                        (000)
                                        -----
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 19.9%
Federal Home Loan Bank
    5.70%, 01/02/01
      (Cost $66,189,518)............  $   66,200     66,189,518
                                                   ------------
                                        SHARES
                                      ----------
U.S. STOCK -- 2.0%
COMPUTER SERVICES & SOFTWARE -- 0.6%
    Comverse Technology, Inc........      17,800      1,933,525
                                                   ------------
INSURANCE -- 1.1%
    AFLAC, Inc......................      50,600      3,652,688
                                                   ------------
TELECOMMUNICATIONS -- 0.3%
    Amdocs Ltd.*....................      16,700      1,106,375
                                                   ------------
TOTAL U.S. STOCK
  (Cost $5,837,064).................                  6,692,588
                                                   ------------
                                      PRINCIPAL
                                       IN LOCAL
                                       CURRENCY
                                        (000)
                                      ---------
FOREIGN BONDS -- 1.1%
GERMANY
    German Treasury Bill
      4.643%, 04/20/01
      (Cost $3,642,702).............       4,000      3,703,926
                                                   ------------
TOTAL INVESTMENTS -- 110.6%
  (Cost $362,215,975)...............                367,675,370
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (10.6%).................                (35,170,993)
                                                   ------------
NET ASSETS -- 100.0%................               $332,504,377
                                                   ============

AST AMERICAN CENTURY INTERNATIONAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

Foreign currency exchange contracts outstanding at December 31, 2000:

                                          IN                        UNREALIZED
SETTLEMENT               CONTRACTS     EXCHANGE      CONTRACTS    APPRECIATION/
  MONTH      TYPE        TO RECEIVE       FOR        AT VALUE     (DEPRECIATION)
--------------------------------------------------------------------------------
01/01        Buy    CAD    291,908    $   194,347   $   194,385      $    38
01/01        Buy    CHF  1,775,331      1,083,128     1,095,721       12,594
01/01        Buy    DKK    791,549         98,252        99,555        1,303
01/01        Buy    EUR  7,393,155      6,892,656     6,940,656       48,000
01/01        Buy    GBP  2,133,165      3,175,152     3,187,953       12,801
01/01        Buy    JPY  64,369,574       560,301       564,259        3,958
01/01        Buy    SEK    664,080         69,672        70,384          712
01/01        Buy    SGD    110,122         63,538        63,534           (4)
                                      -----------   -----------      -------
                                      $12,137,046   $12,216,447      $79,402
                                      ===========   ===========      =======

                                         IN
SETTLEMENT               CONTRACTS    EXCHANGE   CONTRACTS     UNREALIZED
  MONTH      TYPE        TO DELIVER     FOR      AT VALUE    (DEPRECIATION)
---------------------------------------------------------------------------
01/01        Sell   SEK   469,800     $49,770     $49,793         $(23)
                                      =======     =======         ====

The following is a breakdown of the foreign stock portion of the Portfolio, by industry classification, as of December 31, 2000. Percentages are based on net assets.

INDUSTRY
--------
Advertising...........................................   0.3%
Aerospace.............................................   0.8%
Beverages.............................................   2.5%
Broadcasting..........................................   3.3%
Business Services.....................................   4.6%
Chemicals.............................................   0.3%
Computer Hardware.....................................   0.4%
Computer Services & Software..........................   1.2%
Construction..........................................   2.1%
Consumer Products & Services..........................   0.6%
Electronic Components & Equipment.....................   3.6%
Entertainment & Leisure...............................   0.5%
Financial-Bank & Trust................................   8.9%
Financial Services....................................   3.2%
Food..................................................   4.5%
Healthcare Services...................................   0.5%
Insurance.............................................  11.4%
Internet Services.....................................   0.7%
Machinery & Equipment.................................   3.5%
Metals & Mining.......................................   0.4%
Office Equipment......................................   0.7%
Oil & Gas.............................................   3.6%
Pharmaceuticals.......................................  11.8%
Printing & Publishing.................................   2.6%
Real Estate...........................................   1.5%
Retail & Merchandising................................   2.2%
Semiconductors........................................   0.8%
Telecommunications....................................   8.6%
Utilities.............................................   2.5%
                                                        ----
Total.................................................  87.6%
                                                        ====

--------------------------------------------------------------------------------

Unless otherwise noted, all stocks are common stock.

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

+ Illiquid security. At the end of the year, this security amounted to 1.1% of net assets.

144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the year, these securities amounted to 1.1% of net assets.

See Notes to Financial Statements.

AST GABELLI SMALL-CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
COMMON STOCK -- 90.4%
ADVERTISING -- 0.0%
    Bowling Outdoor Co.*............       8,000   $     54,000
                                                   ------------
AEROSPACE -- 0.5%
    Doncasters PLC [ADR]*...........      22,000        440,000
    Fairchild Corp. Cl-A*...........     195,000      1,072,500
                                                   ------------
                                                      1,512,500
                                                   ------------
AIRLINES -- 0.5%
    Midwest Express Holdings,
      Inc.*.........................     105,000      1,542,187
                                                   ------------
AUTOMOBILE MANUFACTURERS -- 0.0%
    Thor Industries, Inc.*..........       2,000         39,500
                                                   ------------
AUTOMOTIVE PARTS -- 1.8%
    Borge Warner Automotive
      Corp. ........................      25,000      1,000,000
    Dana Corp. .....................      10,000        153,125
    Delco Remy International,
      Inc.*.........................      20,000        172,500
    Exide Corp. ....................      70,000        533,750
    Federal-Mogul Corp. ............     300,000        693,750
    Midas, Inc. ....................      20,000        238,750
    Myers Industries, Inc.*.........     155,000      2,247,500
    TBC Corp.*......................     175,000        798,438
                                                   ------------
                                                      5,837,813
                                                   ------------
BEVERAGES -- 0.1%
    Whitman Corp. ..................      30,000        491,250
                                                   ------------
BROADCASTING -- 5.3%
    Acme Communications, Inc.*......      27,500        250,938
    Beasley Broadcast Group,
      Inc.*.........................       9,000         74,813
    Chris-Craft Industries, Inc.*...      23,000      1,529,500
    Citadel Communications Corp.*...       4,000         48,000
    Crown Media Holdings, Inc.*.....      10,000        203,125
    Cumulus Media, Inc.*............      14,000         50,750
    Fisher Companies, Inc.*.........      18,900      1,039,500
    Granite Broadcasting Corp.*.....     150,000        150,000
    Gray Communications*............      25,000        395,313
    Gray Communications Cl-B*.......      60,000        881,250
    Lee Enterprises, Inc.*..........       8,000        238,500
    Media General, Inc.*............      66,000      2,402,399
    Paxson Communications Corp.*....     183,200      2,186,949
    Saga Communications, Inc.
      Cl-A*.........................      96,800      1,439,900
    Salem Communications Corp.
      Cl-A*.........................       5,800         86,638
    Sinclair Broadcast Group,
      Inc. .........................     231,000      2,317,218
    United Television, Inc. ........      21,800      2,528,799
    Young Broadcasting Corp.
      Cl-A*.........................      55,000      1,841,641
                                                   ------------
                                                     17,665,233
                                                   ------------
BUILDING MATERIALS -- 5.5%
    Ameron International Corp. .....      23,000        856,750
    Florida Rock Industries,
      Inc. .........................      35,000      1,369,375
    Gibraltar Steel Corp. ..........      90,000      1,580,625
    Hughes Supply, Inc. ............      25,000        448,500
    Insituform Technologies,
      Inc.*.........................      75,000      2,990,625
    Lone Star Technologies, Inc.*...      79,000      3,041,499
    Modine Manufacturing Co.*.......      82,000      1,701,500
    Nortek, Inc.*...................      10,000        236,875
    Skyline Corp. ..................      95,000      1,799,063

                                        SHARES        VALUE
                                        ------        -----
    Thomas Industries, Inc.*........     140,000   $  3,254,999
    U.S. Aggregates, Inc. ..........     145,000      1,114,688
                                                   ------------
                                                     18,394,499
                                                   ------------
BUSINESS SERVICES -- 1.0%
    Edgewater Technology, Inc.*.....     279,000      1,813,500
    IT Group, Inc.*.................     278,500      1,392,500
    Professional Staff PLC [ADR]*...      40,000        220,000
                                                   ------------
                                                      3,426,000
                                                   ------------
CABLE TELEVISION -- 0.1%
    BHC Communications, Inc.*.......       3,000        387,750
                                                   ------------
CHEMICALS -- 4.5%
    Albemarle Corp.*................      33,000        816,750
    Arch Chemicals, Inc. ...........     150,000      2,662,500
    Ferro Corp. ....................     150,000      3,449,999
    Great Lakes Chemical Corp. .....       6,000        223,125
    Hercules, Inc.*.................     115,000      2,192,188
    Oil-Dri Corp.*..................      20,000        133,750
    Omnova Solutions, Inc. .........      29,900        179,400
    Schulman, (A.), Inc. ...........     200,000      2,300,000
    TETRA Technologies, Inc.*.......     187,500      2,906,250
                                                   ------------
                                                     14,863,962
                                                   ------------
CLOTHING & APPAREL -- 0.7%
    Dan River, Inc. Cl-A*...........     230,000        510,600
    Hartmarx Corp.*.................      70,000        166,250
    Unifi, Inc.*....................     135,000      1,206,563
    Wolverine World Wide, Inc.*.....      30,000        457,500
                                                   ------------
                                                      2,340,913
                                                   ------------
COMPUTER HARDWARE -- 1.2%
    Analogic Corp. .................      44,000      1,960,750
    Microtouch Systems, Inc.*@......     100,000      2,089,063
                                                   ------------
                                                      4,049,813
                                                   ------------
COMPUTER SERVICES & SOFTWARE -- 1.6%
    Analysts International Corp. ...     130,000        495,625
    CompuCom Systems, Inc.*.........     250,000        320,313
    Metro Information Services,
      Inc.*.........................      51,500        296,125
    Oak Technology, Inc.*...........      60,000        521,250
    Progress Software Co.*..........      80,000      1,155,000
    SPSS, Inc.*.....................     115,000      2,537,187
                                                   ------------
                                                      5,325,500
                                                   ------------
CONGLOMERATES -- 0.1%
    National Service Industries,
      Inc. .........................      15,000        385,313
                                                   ------------
CONSUMER PRODUCTS & SERVICES -- 3.4%
    ACNielson Corp.*................      50,000      1,812,500
    Berlitz International, Inc.*....      10,000         80,625
    Brown-Forman Corp. Cl-A*........       3,000        200,250
    Culp, Inc. .....................     132,000        264,000
    Dial Corp.*.....................      24,000        264,000
    GC Companies, Inc.*.............      50,000        100,000
    International Flavors &
      Fragrances, Inc. .............      20,000        406,250
    Packaged Ice, Inc.*.............     340,000        510,000
    Shaw Industries, Inc.*..........     400,000      7,575,000

                                       123
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AST GABELLI SMALL-CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
    The Scotts Co.*.................       4,000   $    147,750
    Weider Nutrition International,
      Inc.*.........................      40,000         85,000
                                                   ------------
                                                     11,445,375
                                                   ------------
CONTAINERS & PACKAGING -- 1.4%
    Crown Cork & Seal Co., Inc. ....     100,000        743,750
    Ivex Packaging Corp.*...........      53,200        581,875
    Liqui-Box Corp. ................      61,000      2,272,250
    Pactiv Corp.*...................     100,000      1,237,500
                                                   ------------
                                                      4,835,375
                                                   ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 6.3%
    Allen Group, Inc.*..............      30,000        538,125
    Ametek, Inc.*...................      24,000        622,500
    Axcelis Technologies, Inc.*.....     208,000      1,846,000
    Baldor Electric Co. ............       8,000        169,000
    CTS Corp.*......................       1,000         36,438
    Electro Rental Corp.*...........     250,000      3,531,249
    FLIR Systems, Inc.*.............     160,000        890,000
    Katy Industries, Inc. ..........       2,000         12,000
    Lamson & Sessions Co.*..........     130,000      1,365,000
    Landauer, Inc. .................      64,000      1,168,000
    Littelfuse, Inc.*...............      85,000      2,433,125
    Magnetek, Inc.*.................      32,000        416,000
    Methode Electronics, Inc.
      Cl-A..........................     157,000      3,601,187
    Pioneer-Standard Electronics,
      Inc. .........................      75,000        825,000
    Thomas & Betts Corp. ...........     205,000      3,318,438
                                                   ------------
                                                     20,772,062
                                                   ------------
ENTERTAINMENT & LEISURE -- 0.7%
    Ackerley Group, Inc. ...........      71,300        641,700
    Gaylord Entertainment Co.
      Cl-A*.........................      12,000        250,500
    Gemstar-TV Guide International,
      Inc.*.........................      16,000        742,000
    Six Flags, Inc.*................      26,000        446,875
    World Wrestling Federation
      Entertainment, Inc.*..........       9,000        144,000
                                                   ------------
                                                      2,225,075
                                                   ------------
ENVIRONMENTAL SERVICES -- 1.4%
    Allied Waste Industries,
      Inc.*.........................      74,000      1,077,625
    Catalytica Energy Systems,
      Inc.*.........................       1,500         25,875
    CUNO, Inc.*.....................       7,000        187,688
    Newpark Resources, Inc.*........     315,000      3,012,187
    Waste Connections, Inc.*........      10,000        330,625
    Waterlink, Inc.*................     130,000         50,700
                                                   ------------
                                                      4,684,700
                                                   ------------
EQUIPMENT SERVICES -- 0.6%
    CLARCOR, Inc. ..................      35,000        724,062
    Gerber Scientific, Inc. ........      50,000        428,125
    Industrial Distribution Group,
      Inc.*.........................      91,000        176,313
    Unifirst Corp.*.................      55,000        563,750
                                                   ------------
                                                      1,892,250
                                                   ------------

                                        SHARES        VALUE
                                        ------        -----
FARMING & AGRICULTURE -- 0.4%
    Agribrands International,
      Inc.*.........................      25,000   $  1,337,500
                                                   ------------
FINANCIAL-BANK & TRUST -- 4.7%
    Community First Bankshares,
      Inc.*.........................     200,000      3,775,000
    First Republic Bank*............     107,000      3,531,000
    Silicon Valley Bancshares@......     154,000      5,322,624
    Southwest Bancorporation of
      Texas, Inc.*..................      70,000      3,005,625
                                                   ------------
                                                     15,634,249
                                                   ------------
FINANCIAL SERVICES -- 4.3%
    Allied Capital Corp.*...........     156,500      3,266,938
    American Capital Strategies
      Ltd.*.........................      22,000        554,125
    BKF Capital Group...............      52,000        949,000
    CIT Group@......................     106,000      2,133,250
    Countrywide Credit Industries,
      Inc.*.........................      44,000      2,211,000
    First Financial Fund, Inc.**....     180,000      1,755,000
    Triad Guaranty, Inc.*...........     109,000      3,610,625
                                                   ------------
                                                     14,479,938
                                                   ------------
FOOD -- 4.0%
    Corn Products International,
      Inc.*.........................      87,500      2,542,969
    Flowers Industries, Inc. .......     270,000      4,252,499
    Hain Celestial Group,
      Inc.*@........................       2,000         65,000
    IBP, Inc.@......................      25,000        668,750
    Ingles Markets, Inc. Cl-A.......      60,000        603,750
    International Multifoods
      Corp. ........................     110,000      2,234,375
    Interstate Bakeries Corp. ......      20,000        281,250
    J&J Snack Foods Corp.*..........      25,500        428,719
    Sensient Technologies Corp. ....      80,000      1,820,000
    Triarc Companies, Inc.*.........       8,000        194,000
    Twinlab Corp.*..................     195,000        329,063
                                                   ------------
                                                     13,420,375
                                                   ------------
FURNITURE -- 0.7%
    Stanley Furniture Co., Inc.*....     100,000      2,412,500
                                                   ------------
HOTELS & MOTELS -- 0.1%
    Boca Resorts, Inc. Cl-A*........      15,000        215,625
                                                   ------------
INDUSTRIAL PRODUCTS -- 1.9%
    Brown & Sharpe Manufacturing
      Co.*..........................     110,000        536,250
    Crane Co.*......................      78,000      2,218,124
    Donaldson, Inc. ................      17,500        486,719
    Greif Bros Corp. ...............      21,000        598,500
    Kaman Corp. Cl-A*...............     112,500      1,898,438
    Standex International Corp.*....      25,000        515,625
    Tennant Co.*....................       3,000        144,000
                                                   ------------
                                                      6,397,656
                                                   ------------
INSURANCE -- 4.2%
    Argonaut Group, Inc.*...........      19,000        399,000
    Brown & Brown, Inc.*............     175,000      6,125,000
    Hilb, Rogal & Hamilton Co.*.....      28,000      1,116,500
    Markel Corp.*...................      20,000      3,620,000

AST GABELLI SMALL-CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
    Medical Assurance, Inc.*........     100,000   $  1,668,750
    Presidential Life Corp.*........      65,000        970,938
                                                   ------------
                                                     13,900,188
                                                   ------------
INTERNET SERVICES -- 0.0%
    Ibeam Broadcasting Corp.*.......      67,500         71,719
    Jackpot Enterprises, Inc.*......      15,000         75,000
                                                   ------------
                                                        146,719
                                                   ------------
MACHINERY & EQUIPMENT -- 3.4%
    Alamo Group, Inc. ..............      30,000        391,875
    Carbo Ceramics, Inc. ...........      65,000      2,433,438
    Flowserve Corp. ................      50,000      1,068,750
    Gencorp, Inc.*..................     120,000      1,155,000
    Sequa Corp. Cl-A*...............      14,000        509,250
    Smith, (A.O.) Corp. ............     120,000      2,047,500
    SPS Technologies, Inc.*.........      10,500        575,531
    TransTechnology Corp.*..........     100,000        318,750
    Woodward Governor Co.*..........      65,500      2,931,125
                                                   ------------
                                                     11,431,219
                                                   ------------
MEDICAL SUPPLIES & EQUIPMENT -- 1.2%
    Inamed Corp.*...................       6,000        122,625
    Ocular Sciences, Inc.*..........      40,000        465,000
    Owens & Minor, Inc.*............     200,000      3,550,000
                                                   ------------
                                                      4,137,625
                                                   ------------
METALS & MINING -- 1.6%
    Homestake Mining Co.*...........     120,000        502,500
    Layne Christensen Co.*..........     100,000        326,563
    Material Sciences Corp.*........     230,000      1,768,125
    Newmont Mining Corp. ...........      10,000        170,625
    Penn Virginia Corp.*............      57,300      1,901,643
    TVX Gold, Inc.*@................     350,000        574,000
    WHX Corp.*@.....................      60,000         45,000
                                                   ------------
                                                      5,288,456
                                                   ------------
OFFICE EQUIPMENT -- 2.9%
    Aaron Rents, Inc. Cl-A..........      49,900        670,531
    Aaron Rents, Inc. Cl-B..........     190,100      2,673,281
    IDEX Corp. .....................     134,000      4,438,751
    McGrath Rentcorp................      98,000      1,898,750
    Nashua Corp. ...................      10,000         44,400
                                                   ------------
                                                      9,725,713
                                                   ------------
OIL & GAS -- 5.4%
    Chieftan International, Inc.*...     165,000      4,558,124
    Cross Timbers Oil Co. ..........     105,000      2,913,750
    Devon Energy Corp.@.............      40,000      2,438,800
    Enron Oil & Gas Co. ............      34,000      1,859,375
    Forest Oil Corp.*...............     105,000      3,871,875
    Kinder Morgan, Inc. ............      42,000      2,191,875
    Watts Industries, Inc.*.........      10,000        138,750
                                                   ------------
                                                     17,972,549
                                                   ------------
PAPER & FOREST PRODUCTS -- 0.6%
    CSS Industries, Inc.*...........      26,900        571,625
    Wausau-Mosinee Paper Corp. .....     150,000      1,518,750
                                                   ------------
                                                      2,090,375
                                                   ------------

                                        SHARES        VALUE
                                        ------        -----
PERSONAL SERVICES -- 1.2%
    Cendant Corp.*..................     150,000   $  1,443,750
    Matthews International Corp.
      Cl-A..........................      76,000      2,398,750
                                                   ------------
                                                      3,842,500
                                                   ------------
PETROLEUM EXPLORATION & PRODUCTION -- 0.3%
    Companie Generale de Geophysique
      SA [ADR]......................      80,000      1,080,000
                                                   ------------
PHARMACEUTICALS -- 1.2%
    Bone Care International,
      Inc.*.........................      60,000      1,038,750
    Carter-Wallace, Inc.*...........      37,000      1,234,875
    Corixa Corp.*...................      59,177      1,649,559
                                                   ------------
                                                      3,923,184
                                                   ------------
PRINTING & PUBLISHING -- 1.0%
    Hungry Minds, Inc.*.............      14,500         92,438
    Journal Register Co.*...........     139,000      2,232,687
    McClatchy Co. ..................       5,000        212,813
    Pulitzer, Inc. .................      13,700        641,845
                                                   ------------
                                                      3,179,783
                                                   ------------
REAL ESTATE -- 2.7%
    Glenborough Realty Trust, Inc.
      [REIT]........................     215,000      3,735,625
    Innkeepers USA Trust [REIT].....     200,000      2,212,500
    Pacific Gulf Properties, Inc.
      [REIT]........................     120,000        735,000
    Sun Communities, Inc. [REIT]....      65,000      2,177,500
                                                   ------------
                                                      8,860,625
                                                   ------------
RESTAURANTS -- 1.3%
    Consolidated Products, Inc.*....     145,000        996,875
    RARE Hospitality International,
      Inc.*.........................      85,000      1,896,563
    Ruby Tuesday, Inc. .............     100,000      1,525,000
                                                   ------------
                                                      4,418,438
                                                   ------------
RETAIL & MERCHANDISING -- 4.3%
    Bon-Ton Stores, Inc.*...........     110,000        299,063
    Casey's General Stores, Inc. ...     190,000      2,838,124
    Fred's, Inc.*...................     130,000      2,738,125
    French Fragrances, Inc.*........      10,000        120,625
    Goody's Family Clothing,
      Inc.*.........................     240,000      1,080,000
    Hancock Fabrics, Inc. ..........     185,000        635,938
    Jo-Ann Stores, Inc. Cl-B*.......     100,000        425,000
    Key3Media Group, Inc.*..........       2,000         24,375
    Musicland Stores Corp.*.........     150,000      1,856,250
    Stein Mart, Inc.*...............     150,000      1,743,750
    The Neiman-Marcus Group, Inc.
      Cl-A*.........................      75,000      2,667,188
                                                   ------------
                                                     14,428,438
                                                   ------------
TELECOMMUNICATIONS -- 2.1%
    Airgate PCS, Inc.*..............       7,000        248,500
    Centennial Communications,
      Inc.*.........................      15,500        290,625
    Commonwealth Telephone
      Enterprises, Inc.*............      33,700      1,179,500

AST GABELLI SMALL-CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
    Commonwealth Telephone
      Enterprises, Inc. Cl-B*.......       5,000   $    190,000
    Dobson Communications Corp.*....       3,000         43,875
    General Communication, Inc.*....     100,000        700,000
    Gilat Satellite Networks
      Ltd.*.........................      38,000        969,000
    Leap Wireless International,
      Inc.*.........................      31,000        775,000
    Nextel Communications, Inc.
      Cl-A*.........................       2,000         49,500
    Rural Cellular Corp.*...........      45,000      1,333,125
    Telecorp PCS, Inc.*.............       3,280         73,390
    Telephone & Data Systems,
      Inc. .........................       6,000        540,000
    Triton PCS Holdings, Inc.*......       5,000        169,688
    United States Cellular
      Corp.*@.......................       7,000        421,750
                                                   ------------
                                                      6,983,953
                                                   ------------
TRANSPORTATION -- 1.6%
    Hub Group, Inc. Cl-A*...........      95,000        855,000
    Landstar Systems, Inc.*.........      38,500      2,134,344
    Navistar International Corp.*...      85,000      2,225,937
                                                   ------------
                                                      5,215,281
                                                   ------------
UTILITIES -- 2.6%
    Azurix Corp.*...................     315,300      2,581,519
    Black Hills Corp.*..............      60,000      2,685,000
    Cleco Corp.*....................      45,000      2,463,750
    El Paso Electric Co.*...........      43,000        567,600
    Vectran Corp.*..................      14,000        358,750
                                                   ------------
                                                      8,656,619
                                                   ------------
TOTAL COMMON STOCK (Cost
  $306,569,722).....................                301,350,578
                                                   ------------
                                         PAR
                                        (000)         VALUE
                                      ----------      -----
U.S. TREASURY OBLIGATIONS -- 2.8%
    U.S. Treasury Bills
      6.15%, 01/18/01...............  $    4,060   $  4,048,281
      6.165%, 01/25/01..............         507        504,902
      5.05%, 03/08/01...............         758        750,663
      5.76%, 03/08/01...............       2,025      2,002,644
      5.35%, 03/22/01...............       2,025      2,000,022
                                                   ------------
    (Cost $9,308,649)...............                  9,306,512
                                                   ------------
                                        SHARES
                                        ------
PREFERRED STOCK -- 0.9%
OIL & GAS
    Cross Timbers Oil Co. $1.5625
      Cl-A*
    (Cost $1,188,022)...............      33,000      3,015,375
                                                   ------------
SHORT-TERM INVESTMENTS -- 9.0%
    Temporary Investment Cash
      Fund..........................  15,076,949     15,076,949
    Temporary Investment Fund.......  15,076,948     15,076,948
                                                   ------------
    (Cost $30,153,897)..............                 30,153,897
                                                   ------------
TOTAL INVESTMENTS -- 103.1%
  (Cost $347,220,290)...............                343,826,362
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (3.1%)..................                (10,240,099)
                                                   ------------
NET ASSETS -- 100.0%................               $333,586,263
                                                   ============

--------------------------------------------------------------------------------

Definitions of abbreviations are included following the Schedules of Investments.

*  Non-income producing security.

** Closed-end fund.

@  All or a portion of the security was on loan. (See Note 2)

See Notes to Financial Statements.

AST MARSICO CAPITAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                      SHARES         VALUE
                                      ------         -----
COMMON STOCK -- 93.0%
ADVERTISING -- 0.3%
    Omnicom Group, Inc.@...........     71,138   $    5,895,562
                                                 --------------
AEROSPACE -- 8.7%
    Boeing Co.*....................  1,231,002       81,246,132
    Embraer Aircraft Corp.
      [ADR]*.......................    187,919        7,469,780
    General Dynamics Corp. ........    839,345       65,468,910
                                                 --------------
                                                    154,184,822
                                                 --------------
AIRLINES -- 2.9%
    Southwest Airlines Co. ........  1,547,175       51,876,778
                                                 --------------
BEVERAGES -- 5.8%
    Anheuser-Busch Companies,
      Inc.*........................  1,173,561       53,397,025
    Coca-Cola Enterprises,
      Inc.@........................    458,007        8,702,133
    Coors, (Adolph) Co. Cl-B*......    231,769       18,613,948
    Pepsi Bottling Group, Inc. ....    561,614       22,429,459
                                                 --------------
                                                    103,142,565
                                                 --------------
BROADCASTING -- 1.4%
    Clear Channel Communications,
      Inc.*@.......................    505,469       24,483,655
                                                 --------------
CLOTHING & APPAREL -- 0.5%
    Nike, Inc. Cl-B................    161,907        9,036,434
                                                 --------------
COMPUTER HARDWARE -- 2.2%
    EMC Corp.*.....................    589,069       39,173,089
                                                 --------------
COMPUTER SERVICES & SOFTWARE -- 3.5%
    Adobe Systems, Inc.@...........    716,694       41,702,632
    Automatic Data Processing,
      Inc.*........................    325,219       20,590,428
                                                 --------------
                                                     62,293,060
                                                 --------------
CONGLOMERATES -- 2.5%
    Corning, Inc.@.................    833,471       44,017,687
                                                 --------------
CONSTRUCTION -- 0.3%
    MDC Holdings, Inc. ............    165,770        5,462,122
                                                 --------------
CONSUMER PRODUCTS & SERVICES -- 0.2%
    Estee Lauder Companies, Inc.
      Cl-A@........................     94,698        4,148,956
                                                 --------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 4.1%
    General Electric Co. ..........  1,520,040       72,866,918
                                                 --------------
FINANCIAL-BANK & TRUST -- 1.0%
    Northern Trust Corp. ..........    219,523       17,904,845
                                                 --------------
FINANCIAL SERVICES -- 17.8%
    American Express Co.@..........    246,004       13,514,845
    Citigroup, Inc. ...............  1,312,838       67,036,789
    Goldman Sachs Group,
      Inc.@........................    534,965       57,207,820
    Lehman Brothers Holdings,
      Inc.*@.......................    385,595       26,075,862
    Merrill Lynch & Co., Inc.*.....  1,355,665       92,439,406
    Morgan Stanley Dean Witter &
      Co.*.........................    710,810       56,331,693
                                                 --------------
                                                    312,606,415
                                                 --------------
FOOD -- 1.0%
    Safeway, Inc.*@................    292,354       18,272,125
                                                 --------------
HOTELS & MOTELS -- 2.0%
    Four Seasons Hotels,
      Inc.@........................    561,121       35,701,324
                                                 --------------

                                      SHARES         VALUE
                                      ------         -----
MEDICAL SUPPLIES & EQUIPMENT -- 2.9%
    Baxter International, Inc. ....    109,835   $    9,699,803
    Genvec, Inc.*@.................    400,000        3,800,000
    Guidant Corp.*@................    693,769       37,420,166
                                                 --------------
                                                     50,919,969
                                                 --------------
OIL & GAS -- 0.9%
    BP Amoco PLC [ADR].............    317,973       15,222,957
                                                 --------------
PHARMACEUTICALS -- 15.3%
    Genentech, Inc.*@..............  1,231,486      100,366,109
    Merck & Co., Inc. .............    587,920       55,044,010
    Pfizer, Inc. ..................  1,453,896       66,879,216
    Priority Healthcare Corp.
      Cl-B*........................  1,170,672       47,778,051
                                                 --------------
                                                    270,067,386
                                                 --------------
PRINTING & PUBLISHING -- 0.3%
    New York Times Co.@............    114,005        4,567,325
                                                 --------------
RAILROADS -- 0.3%
    Union Pacific Corp.@...........    122,059        6,194,494
                                                 --------------
REAL ESTATE -- 0.2%
    Equity Office Properties Trust
      [REIT].......................    124,426        4,059,398
                                                 --------------
RETAIL & MERCHANDISING -- 11.6%
    Costco Companies, Inc.*........  1,483,862       59,261,739
    Home Depot, Inc. ..............  1,316,307       60,138,776
    Tiffany & Co.@.................  1,105,607       34,964,821
    Wal-Mart Stores, Inc. .........    960,773       51,041,066
                                                 --------------
                                                    205,406,402
                                                 --------------
SEMICONDUCTORS -- 0.3%
    Applied Materials, Inc.*@......    133,638        5,103,301
                                                 --------------
TELECOMMUNICATIONS -- 5.0%
    Comcast Corp. Cl-A*............    981,079       40,960,048
    Nokia Corp. Cl-A [ADR]@........  1,107,351       48,169,769
                                                 --------------
                                                     89,129,817
                                                 --------------
TRANSPORTATION -- 0.8%
    FedEx Corp.*@..................    368,434       14,722,623
                                                 --------------
UTILITIES -- 1.2%
    Calpine Corp.*@................    251,846       11,348,811
    Southern Energy, Inc.*.........    335,127        9,488,283
                                                 --------------
                                                     20,837,094
                                                 --------------
TOTAL COMMON STOCK
  (Cost $1,394,092,970)............               1,647,297,123
                                                 --------------
                                        PAR
                                       (000)
                                     ---------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 7.5%
    Federal Home Loan Bank
      4.75%, 01/02/01
    (Cost $132,182,557)............  $ 132,200      132,182,557
                                                 --------------

AST MARSICO CAPITAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                      SHARES         VALUE
                                      ------         -----
SHORT-TERM INVESTMENTS -- 0.0%
    Temporary Investment Cash
      Fund.........................     37,200   $       37,200
    Temporary Investment Fund......     37,200           37,200
                                                 --------------
    (Cost $74,400).................                      74,400
                                                 --------------
TOTAL INVESTMENTS -- 100.5%
    (Cost $1,526,349,927)..........               1,779,554,080
LIABILITIES IN EXCESS OF
  OTHER ASSETS -- (0.5%)...........                  (8,705,120)
                                                 --------------
NET ASSETS -- 100.0%...............              $1,770,848,960
                                                 ==============

--------------------------------------------------------------------------------

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

@ All or a portion of the security was on loan. (See Note 2)

See Notes to Financial Statements.

AST COHEN & STEERS REALTY PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
COMMON STOCK -- 95.1%
APARTMENT/RESIDENTIAL -- 20.3%
    Apartment Investment & Management
      Co. Cl-A [REIT]................    109,000   $  5,443,188
    Archstone Communities Trust
      [REIT]@........................    100,600      2,590,450
    Avalonbay Communities, Inc.
      [REIT]@........................    147,700      7,403,463
    Equity Residential Properties
      Trust [REIT]...................    143,100      7,915,218
    Essex Property Trust, Inc.
      [REIT].........................     30,900      1,691,775
    Smith, (Charles E.) Residential
      Realty, Inc. [REIT]............     38,500      1,809,500
                                                   ------------
                                                     26,853,594
                                                   ------------
BUILDING & REAL ESTATE -- 1.0%
    Kilroy Realty Corp. [REIT].......     47,200      1,348,150
                                                   ------------
COMMUNITY CENTER -- 2.5%
    Kimco Realty Corp. [REIT]........     73,500      3,247,781
                                                   ------------
DIVERSIFIED -- 9.6%
    Brookfield Properties Corp. .....    178,300      3,133,881
    Cresent Real Estate Equities Co.
      [REIT].........................     51,500      1,145,875
    Vornado Realty Trust
      [REIT]@........................    221,600      8,490,050
                                                   ------------
                                                     12,769,806
                                                   ------------
HEALTH CARE -- 5.4%
    Health Care Property Investors,
      Inc. [REIT]....................    180,400      5,389,450
    Nationwide Health Properties,
      Inc. [REIT]....................    140,200      1,805,075
                                                   ------------
                                                      7,194,525
                                                   ------------
HEALTHCARE SERVICES -- 1.4%
    Manor Care, Inc.*................     89,200      1,839,750
                                                   ------------
HOTELS & MOTELS -- 8.1%
    Host Marriott Corp. [REIT].......    193,300      2,500,819
    MeriStar Hospitality Corp.
      [REIT].........................     98,200      1,933,313
    Starwood Hotels & Resorts
      Worldwide, Inc. [REIT]@........    177,500      6,256,874
                                                   ------------
                                                     10,691,006
                                                   ------------
INDUSTRIAL -- 9.2%
    AMB Property Corp. [REIT]........    171,800      4,434,588
    First Industrial Realty Trust,
      Inc. [REIT]....................     55,900      1,900,600
    Prologis Trust [REIT]............    264,300      5,880,675
                                                   ------------
                                                     12,215,863
                                                   ------------

                                        SHARES        VALUE
                                        ------        -----
INTERNET SERVICES -- 1.5%
    Frontline Capital Group*.........    150,900   $  2,006,498
                                                   ------------
OFFICE -- 16.2%
    Arden Realty, Inc. [REIT]........    181,400      4,557,675
    Equity Office Properties Trust
      [REIT].........................    316,000     10,309,500
    Mack-Cali Realty Corp. [REIT]....    159,200      4,547,150
    SL Green Realty Corp. [REIT].....     72,100      2,018,800
                                                   ------------
                                                     21,433,125
                                                   ------------
OFFICE/INDUSTRIAL -- 9.0%
    Boston Properties, Inc. [REIT]...     67,700      2,944,950
    Reckson Associates Realty Corp.
      [REIT].........................    157,800      3,954,863
    Spieker Properties, Inc.
      [REIT].........................    100,900      5,057,612
                                                   ------------
                                                     11,957,425
                                                   ------------
REGIONAL MALL -- 10.9%
    CBL & Associates Properties, Inc.
      [REIT]*........................      3,000         75,938
    General Growth Properties, Inc.
      [REIT]@........................    114,400      4,139,849
    Macerich Co. [REIT]..............     37,700        723,369
    Rouse Co. [REIT]@................     92,900      2,368,950
    Simon Property Group, Inc.
      [REIT].........................    151,900      3,645,600
    Taubman Centers, Inc. [REIT].....    120,900      1,322,344
    Weingarten Realty Investors
      [REIT].........................     50,500      2,209,375
                                                   ------------
                                                     14,485,425
                                                   ------------
TOTAL COMMON STOCK
  (Cost $115,181,718)................               126,042,948
                                                   ------------

SHORT-TERM INVESTMENTS -- 10.2%
    Temporary Investment Cash Fund...  6,725,864      6,725,864
    Temporary Investment Fund........  6,725,864      6,725,864
                                                   ------------
    (Cost $13,451,728)...............                13,451,728
                                                   ------------
TOTAL INVESTMENTS -- 105.3%
  (Cost $128,633,446)................               139,494,676
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (5.3%)...................                (7,008,716)
                                                   ------------
NET ASSETS -- 100.0%.................              $132,485,960
                                                   ============

--------------------------------------------------------------------------------

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

@ All or a portion of the security was on loan. (See Note 2)

See Notes to Financial Statements.

AST LORD ABBETT SMALL CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
COMMON STOCK -- 90.7%
AEROSPACE -- 0.3%
    Alliant Techsystems, Inc.*......      10,850   $    724,238
                                                   ------------
AIRLINES -- 1.4%
    Alaska Air Group, Inc.*.........      85,000      2,528,750
    Midwest Express Holdings,
      Inc.*.........................      38,000        558,125
                                                   ------------
                                                      3,086,875
                                                   ------------
AUTOMOBILE MANUFACTURERS -- 1.7%
    Oshkosh Truck Corp. ............      90,000      3,960,000
                                                   ------------
AUTOMOTIVE PARTS -- 2.2%
    American Axle & Manufacturing
      Holdings, Inc.*...............      55,000        436,563
    Borge Warner Automotive
      Corp. ........................      15,000        600,000
    Superior Industries
      International, Inc.*..........     125,000      3,945,312
                                                   ------------
                                                      4,981,875
                                                   ------------
BEVERAGES -- 0.9%
    Robert Mondavi Corp. Cl-A*......      38,000      2,056,750
                                                   ------------
BROADCASTING -- 0.3%
    Salem Communications Corp.
      Cl-A*.........................      46,500        694,594
                                                   ------------
BUILDING MATERIALS -- 1.9%
    Florida Rock Industries,
      Inc. .........................      14,600        571,225
    Hughes Supply, Inc. ............      78,600      1,410,084
    Simpson Manufacturing Co.,
      Inc.*.........................      45,700      2,330,700
                                                   ------------
                                                      4,312,009
                                                   ------------
BUSINESS SERVICES -- 1.5%
    American Management Systems,
      Inc.*.........................     155,000      3,070,938
    Baker, (Michael) Corp.*.........      40,000        310,000
                                                   ------------
                                                      3,380,938
                                                   ------------
CAPITAL GOODS -- 1.0%
    Briggs & Stratton Corp. ........      52,500      2,329,688
                                                   ------------
CHEMICALS -- 1.6%
    Cytec Industries, Inc.*.........      30,000      1,198,125
    Ferro Corp. ....................      75,000      1,725,000
    MacDermid, Inc.*................      35,000        665,000
                                                   ------------
                                                      3,588,125
                                                   ------------
CLOTHING & APPAREL -- 1.1%
    Cutter & Buck, Inc.*@...........      14,800        112,850
    Phillips-Van Heusen Corp. ......     185,000      2,405,000
                                                   ------------
                                                      2,517,850
                                                   ------------
COMMUNICATION EQUIPMENT -- 0.0%
    Performance Technolgies,
      Inc.*.........................       5,000         68,125
                                                   ------------
COMPUTER SERVICES & SOFTWARE -- 4.0%
    Datastream Systems, Inc.*.......     245,000      2,388,750
    Kronos, Inc.*...................      56,600      1,751,063
    Micros Systems, Inc.*...........     120,600      2,200,950
    Systems & Computer Technology
      Corp.*........................     220,000      2,708,749
                                                   ------------
                                                      9,049,512
                                                   ------------

                                        SHARES        VALUE
                                        ------        -----
CONSTRUCTION -- 2.4%
    Granite Construction, Inc. .....      60,000   $  1,736,250
    Jacobs Engineering Group,
      Inc.*.........................      82,500      3,810,469
                                                   ------------
                                                      5,546,719
                                                   ------------
CONSUMER PRODUCTS & SERVICES -- 3.5%
    Church and Dwight Co., Inc. ....     147,400      3,279,650
    Keane, Inc.*....................      67,100        654,225
    Valspar Corp.*..................     128,200      4,125,476
                                                   ------------
                                                      8,059,351
                                                   ------------
CONTAINERS & PACKAGING -- 1.2%
    Ivex Packaging Corp.*...........     245,000      2,679,688
                                                   ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 11.7%
    Ametek, Inc.*...................     107,000      2,775,313
    Electronics for Imaging,
      Inc.*.........................       9,100        126,831
    Esco Electronics Corp.*.........       6,300        130,331
    Gentex Corp.*...................      30,900        575,513
    Kent Electronics Corp.*.........      45,000        742,500
    Moog, Inc. Cl-A*................      81,700      2,369,300
    Opticnet, Inc.*.................      20,300              0
    Rogers Corp.*...................     145,000      5,954,062
    Sensormatic Electronics
      Corp.*@.......................     310,000      6,219,374
    Teleflex, Inc. .................      93,700      4,140,369
    Woodhead Industries, Inc. ......      70,000      1,373,750
    Zebra Technologies Corp.*@......      55,000      2,243,828
                                                   ------------
                                                     26,651,171
                                                   ------------
EQUIPMENT SERVICES -- 0.5%
    CLARCOR, Inc. ..................      60,400      1,249,525
                                                   ------------
FINANCIAL - BANK & TRUST -- 5.6%
    Cullen/Frost Bankers, Inc.            53,000      2,216,063
    Doral Financial Corp. ..........     305,000      7,377,187
    East West Bancorp, Inc. ........      93,500      2,331,655
    UCBH Holdings, Inc. ............      18,500        862,563
                                                   ------------
                                                     12,787,468
                                                   ------------
FINANCIAL SERVICES -- 3.4%
    Fair, Isaac & Co., Inc. ........      28,000      1,428,000
    Financial Federal Corp.*........     150,000      3,581,250
    Webster Financial Corp.*........     100,000      2,831,250
                                                   ------------
                                                      7,840,500
                                                   ------------
FOOD -- 2.7%
    Dreyer's Grand Ice Cream,
      Inc. .........................     130,000      4,192,500
    Smithfield Foods, Inc.*.........      64,800      1,969,920
                                                   ------------
                                                      6,162,420
                                                   ------------
FURNITURE -- 0.8%
    Furniture Brands International,
      Inc.*.........................      82,100      1,729,231
                                                   ------------
HEALTHCARE SERVICES -- 3.0%
    Manor Care, Inc.*...............     180,000      3,712,500
    Renal Care Group, Inc.*.........     110,000      3,016,406
                                                   ------------
                                                      6,728,906
                                                   ------------
INDUSTRIAL PRODUCTS -- 7.6%
    Carlisle Companies, Inc.@.......      39,000      1,674,563
    Donaldson, Inc. ................      70,000      1,946,875

AST LORD ABBETT SMALL CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
    Hexcel Corp.*...................      90,000   $    804,375
    Lydall, Inc.*...................     110,000        955,625
    Maverick Tube Corp.*............     207,600      4,696,949
    MSC Industrial Direct Co.,
      Inc.*.........................      85,200      1,538,925
    Robbins & Myers, Inc. ..........     116,700      2,815,388
    Tennant Co.*....................      61,600      2,956,799
                                                   ------------
                                                     17,389,499
                                                   ------------
INSURANCE -- 2.2%
    Markel Corp.*...................       9,000      1,629,000
    Trenwick Group Ltd. ............     140,000      3,473,750
                                                   ------------
                                                      5,102,750
                                                   ------------
MACHINERY & EQUIPMENT -- 6.4%
    BEI Technologies, Inc. .........     124,900      1,451,963
    Kaydon Corp. ...................      65,000      1,616,875
    National-Oilwell, Inc.*@........      30,000      1,160,625
    Nordson Corp. ..................     100,400      2,560,199
    Precision Castparts Corp. ......      80,000      3,364,999
    SPS Technologies, Inc.*.........      43,000      2,356,938
    Universal Compression Holdings,
      Inc.*.........................      52,900      1,993,669
                                                   ------------
                                                     14,505,268
                                                   ------------
MEDICAL SUPPLIES & EQUIPMENT -- 4.0%
    ICU Medical, Inc.*..............      53,000      1,596,625
    Invacare Corp. .................     169,200      5,795,100
    STERIS Corp.*...................     100,000      1,612,500
                                                   ------------
                                                      9,004,225
                                                   ------------
METALS & MINING -- 3.1%
    Carpenter Technology Corp. .....     150,000      5,250,000
    RTI International Metals,
      Inc.*.........................     124,600      1,783,338
                                                   ------------
                                                      7,033,338
                                                   ------------
OFFICE EQUIPMENT -- 1.1%
    IDEX Corp. .....................      73,000      2,418,125
                                                   ------------
OIL & GAS -- 6.5%
    Basin Exploration, Inc.*........      80,200      2,045,100
    Forest Oil Corp.*...............     135,000      4,978,124
    Global Industries Ltd.*.........     100,000      1,368,750
    Helmerich & Payne, Inc. ........      72,500      3,180,938
    Marine Drilling Co., Inc.*......     125,000      3,343,750
                                                   ------------
                                                     14,916,662
                                                   ------------

                                        SHARES        VALUE
                                        ------        -----
PRINTING & PUBLISHING -- 1.2%
    R.H. Donnelley Corp.*...........      21,000   $    510,563
    Scholastic Corp.*...............      24,400      2,162,450
                                                   ------------
                                                      2,673,013
                                                   ------------
RESTAURANTS -- 0.5%
    BUCA, Inc.*.....................      84,700      1,244,031
                                                   ------------
RETAIL & MERCHANDISING -- 0.8%
    Coldwater Creek, Inc.*@.........      45,000      1,397,813
    Good Guys, Inc.*................     165,000        495,000
                                                   ------------
                                                      1,892,813
                                                   ------------
SEMICONDUCTORS -- 0.1%
    Parlex Corp.*...................      21,500        291,594
                                                   ------------
TELECOMMUNICATIONS -- 0.6%
    Avid Technology, Inc.*..........      13,100        239,280
    Commscope, Inc.*................      62,500      1,035,156
                                                   ------------
                                                      1,274,436
                                                   ------------
TRANSPORTATION -- 2.5%
    Heartland Express, Inc.*........      70,000      1,596,875
    Knight Transportation, Inc.*....      17,400        334,950
    Swift Transportation Co.,
      Inc.*.........................     185,800      3,681,163
                                                   ------------
                                                      5,612,988
                                                   ------------
UTILITIES -- 1.4%
    Ionics, Inc.*...................     113,000      3,206,375
                                                   ------------
TOTAL COMMON STOCK
  (Cost $168,617,522)...............                206,750,675
                                                   ------------
SHORT-TERM INVESTMENTS -- 9.6%
    Temporary Investment Cash
      Fund..........................  10,898,168     10,898,168
    Temporary Investment Fund.......  10,898,168     10,898,168
                                                   ------------
    (Cost $21,796,336)..............                 21,796,336
                                                   ------------
TOTAL INVESTMENTS -- 100.3%
  (Cost $190,413,858)...............                228,547,011
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (0.3)%..................                   (787,779)
                                                   ------------
NET ASSETS -- 100.0%................               $227,759,232
                                                   ============

--------------------------------------------------------------------------------

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

@ All or a portion of the security was on loan. (See Note 2)

See Notes to Financial Statements.

AST SANFORD BERNSTEIN MANAGED INDEX 500 PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
COMMON STOCK -- 97.8%
AEROSPACE -- 2.6%
    Boeing Co.*......................    125,800   $  8,302,800
    Goodrich, (B.F.) Co. ............     89,100      3,241,013
    Honeywell International, Inc. ...     44,800      2,119,600
    Northrop Grumman Corp.*..........     31,600      2,622,800
    Raytheon Co. Cl-B*...............     65,700      2,040,806
                                                   ------------
                                                     18,327,019
                                                   ------------
AIRLINES -- 0.3%
    AMR Corp.*.......................     61,496      2,409,875
                                                   ------------
AUTOMOBILE MANUFACTURERS -- 0.2%
    Ford Motor Co. ..................     70,619      1,655,133
                                                   ------------
AUTOMOTIVE PARTS -- 0.3%
    Genuine Parts Co. ...............     60,119      1,574,366
    Visteon Corp.*...................     71,900        826,850
                                                   ------------
                                                      2,401,216
                                                   ------------
BEVERAGES -- 1.0%
    Anheuser-Busch Companies,
      Inc.*..........................     21,400        973,700
    Coca-Cola Co.@...................     68,500      4,174,219
    PepsiCo, Inc.*...................     44,100      2,185,706
                                                   ------------
                                                      7,333,625
                                                   ------------
BUILDING MATERIALS -- 0.1%
    Sherwin Williams Co. ............     31,500        828,844
                                                   ------------
CHEMICALS -- 2.2%
    Air Products & Chemicals,
      Inc. ..........................     79,500      3,259,500
    Dow Chemical Co.@................    145,500      5,328,937
    DuPont, (E.I.) de Nemours &
      Co.*...........................     34,600      1,671,613
    Eastman Chemical Co. ............     89,800      4,377,750
    Union Carbide Corp. .............     16,300        877,144
                                                   ------------
                                                     15,514,944
                                                   ------------
CLOTHING & APPAREL -- 0.5%
    V.F. Corp.@......................     95,375      3,456,390
                                                   ------------
COMPUTER HARDWARE -- 3.5%
    Compaq Computer Corp. ...........     28,400        427,420
    Dell Computer Corp.*.............     75,600      1,318,275
    EMC Corp.*.......................    135,800      9,030,700
    Hewlett-Packard Co.*.............    200,000      6,312,500
    International Business Machines
      Corp.*.........................     88,000      7,480,000
                                                   ------------
                                                     24,568,895
                                                   ------------
COMPUTER SERVICES & SOFTWARE -- 7.2%
    Autodesk, Inc.@..................     53,700      1,446,544
    Cisco Systems, Inc.*.............    440,200     16,837,649
    Computer Sciences Corp.*@........     10,100        607,263
    Microsoft Corp.*.................    248,600     10,814,099
    NCR Corp.*.......................     31,300      1,537,613
    Oracle Corp.*....................    345,600     10,044,000
    Sun Microsystems, Inc.*..........    222,800      6,210,550
    Veritas Software Corp.*@.........     34,192      2,991,800
                                                   ------------
                                                     50,489,518
                                                   ------------

                                        SHARES        VALUE
                                        ------        -----
CONGLOMERATES -- 3.9%
    Corning, Inc. ...................     78,200   $  4,129,938
    Minnesota Mining & Manufacturing
      Co.*@..........................     49,000      5,904,500
    Philip Morris Co., Inc. .........    295,700     13,010,800
    Tyco International Ltd. .........     75,500      4,190,250
                                                   ------------
                                                     27,235,488
                                                   ------------
CONSTRUCTION -- 0.6%
    Centex Corp. ....................     81,700      3,068,856
    Pulte Corp. .....................     30,200      1,274,063
                                                   ------------
                                                      4,342,919
                                                   ------------
CONSUMER PRODUCTS & SERVICES -- 0.3%
    Newell Rubbermaid, Inc. .........     35,900        816,725
    Procter & Gamble Co.@............     19,700      1,545,219
                                                   ------------
                                                      2,361,944
                                                   ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 5.5%
    Agilent Technologies, Inc.*......     41,100      2,250,225
    General Electric Co. ............    596,600     28,599,512
    KLA-Tencor Corp.*@...............     18,400        619,850
    Tektronix, Inc. .................     17,000        572,688
    Texas Instruments, Inc. .........    139,600      6,613,550
                                                   ------------
                                                     38,655,825
                                                   ------------
ENERGY SERVICES -- 0.7%
    Xcel Energy, Inc.*@..............    168,795      4,905,605
                                                   ------------
ENTERTAINMENT & LEISURE -- 2.1%
    Disney, (Walt) Co. ..............    154,900      4,482,419
    Time Warner, Inc.@...............     66,400      3,468,736
    Viacom, Inc. Cl-B*@..............    140,200      6,554,350
                                                   ------------
                                                     14,505,505
                                                   ------------
FINANCIAL-BANK & TRUST -- 5.0%
    Bank of America Corp.*...........    165,700      7,601,487
    Bank One Corp. ..................    172,200      6,306,825
    Charter One Financial, Inc. .....     48,700      1,406,213
    Chase Manhattan Corp.@...........     52,800      2,399,100
    First Union Corp.@...............    174,100      4,842,156
    KeyCorp..........................     61,600      1,724,800
    MBNA Corp. ......................     30,600      1,130,288
    Morgan, (J.P.) & Co., Inc. ......     30,000      4,965,000
    National City Corp. .............    144,700      4,160,125
    Summit Bancorp...................     12,100        462,069
                                                   ------------
                                                     34,998,063
                                                   ------------
FINANCIAL SERVICES -- 11.0%
    American Express Co. ............     91,500      5,026,781
    Citigroup, Inc. .................    335,600     17,136,574
    Fannie Mae.......................     81,900      7,104,825
    Fleet Financial Group,
      Inc.*@.........................    151,100      5,675,694
    Freddie Mac......................     47,400      3,264,675
    Golden West Financial Corp.*.....     70,700      4,772,250
    Lehman Brothers Holdings,
      Inc.*..........................    113,200      7,655,150
    MBIA, Inc. ......................     15,600      1,156,350
    Merrill Lynch & Co., Inc.*.......    130,800      8,918,924
    Morgan Stanley Dean Witter &
      Co.*...........................     73,300      5,809,025

AST SANFORD BERNSTEIN MANAGED INDEX 500 PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
    Washington Mutual, Inc.@.........     97,950   $  5,197,472
    Wells Fargo & Co. ...............    118,600      6,604,538
                                                   ------------
                                                     78,322,258
                                                   ------------
FOOD -- 3.1%
    Archer Daniels Midland Co. ......    402,675      6,040,124
    Conagra, Inc. ...................    205,400      5,340,400
    Heinz, (H.J.) Co. ...............     37,800      1,793,138
    Kroger Co.*......................    149,400      4,043,138
    Safeway, Inc.*...................     40,500      2,531,250
    Supervalu, Inc. .................    126,900      1,760,738
                                                   ------------
                                                     21,508,788
                                                   ------------
HEALTHCARE SERVICES -- 1.2%
    Amgen, Inc.*.....................     67,200      4,296,600
    Humana, Inc.*....................    125,000      1,906,250
    Aetna, Inc.*.....................     49,100      2,016,169
                                                   ------------
                                                      8,219,019
                                                   ------------
INSURANCE -- 3.4%
    Allstate Corp. ..................     50,600      2,204,263
    American General Corp. ..........      9,100        741,650
    American International Group,
      Inc. ..........................     96,450      9,506,353
    Chubb Corp. .....................     45,900      3,970,350
    MGIC Investment Corp. ...........     35,600      2,400,775
    St. Paul Companies, Inc. ........     89,035      4,835,713
                                                   ------------
                                                     23,659,104
                                                   ------------
INTERNET SERVICES -- 0.5%
    America Online, Inc.*............    101,300      3,525,240
                                                   ------------
MACHINERY & EQUIPMENT -- 0.2%
    Black & Decker Corp. ............     43,000      1,687,750
                                                   ------------
MEDICAL SUPPLIES & EQUIPMENT -- 2.6%
    Abbott Laboratories..............    149,400      7,236,563
    Johnson & Johnson Co.@...........     72,800      7,648,549
    Medtronic, Inc. .................     58,100      3,507,788
                                                   ------------
                                                     18,392,900
                                                   ------------
METALS & MINING -- 0.5%
    Alcan Aluminum Ltd. .............     30,500      1,042,719
    Alcoa, Inc. .....................     15,200        509,200
    Worthington Industries, Inc. ....    218,300      1,760,044
                                                   ------------
                                                      3,311,963
                                                   ------------
OIL & GAS -- 10.5%
    Amerada Hess Corp. ..............     68,200      4,982,863
    Ashland, Inc. ...................    120,700      4,331,923
    Chevron Corp. ...................     75,300      6,358,143
    Conoco, Inc. Cl-B*...............    165,300      4,783,369
    Devon Energy Corp. ..............     71,800      4,377,646
    Exxon Mobil Corp. ...............    218,200     18,969,762
    Kerr-McGee Corp. ................     72,200      4,832,888
    Occidental Petroleum Corp. ......    184,600      4,476,550
    Phillips Petroleum Co. ..........     85,400      4,857,125
    Royal Dutch Petroleum Co. NY
      Reg. ..........................     98,800      5,983,575
    Sunoco, Inc. ....................     73,400      2,472,663

                                        SHARES        VALUE
                                        ------        -----
    Texaco, Inc. ....................    100,400   $  6,237,349
    Tosco Corp.@.....................     42,000      1,425,375
                                                   ------------
                                                     74,089,231
                                                   ------------
PAPER & FOREST PRODUCTS -- 0.3%
    Westvaco Corp. ..................     60,400      1,762,925
                                                   ------------
PHARMACEUTICALS -- 10.3%
    American Home Products Corp. ....     84,700      5,382,685
    Bristol-Meyers Squibb Co. .......    127,800      9,449,213
    Lilly, (Eli) & Co. ..............     84,400      7,854,475
    Merck & Co., Inc. ...............    174,700     16,356,287
    Pfizer, Inc. ....................    472,600     21,739,599
    Pharmacia Corp.@.................     89,800      5,477,800
    Schering-Plough Corp. ...........    112,600      6,390,050
                                                   ------------
                                                     72,650,109
                                                   ------------
PRINTING & PUBLISHING -- 0.3%
    Dow Jones & Co., Inc. ...........     36,600      2,072,475
                                                   ------------
RAILROADS -- 0.5%
    Burlington Northern Santa Fe
      Corp. .........................     15,500        438,844
    Norfolk Southern Corp. ..........     39,800        529,838
    Union Pacific Corp.@.............     56,400      2,862,299
                                                   ------------
                                                      3,830,981
                                                   ------------
RETAIL & MERCHANDISING -- 4.2%
    Federated Department Stores,
      Inc.*..........................     66,900      2,341,500
    Home Depot, Inc. ................     96,200      4,395,138
    May Department Stores Co.@.......    115,500      3,782,625
    Sears, Roebuck & Co.@............    116,900      4,062,275
    TJX Companies, Inc.@.............     79,700      2,211,675
    Wal-Mart Stores, Inc. ...........    239,900     12,744,687
                                                   ------------
                                                     29,537,900
                                                   ------------
SEMICONDUCTORS -- 2.8%
    Applied Materials, Inc.*.........     76,293      2,913,439
    Intel Corp. .....................    450,800     13,636,700
    JDS Uniphase Corp.*@.............     67,900      2,830,581
    LSI Logic Corp.*.................     41,300        705,817
                                                   ------------
                                                     20,086,537
                                                   ------------
TELECOMMUNICATIONS -- 6.3%
    Andrew Corp.*....................    118,100      2,568,675
    AT&T Corp. ......................     60,700      1,050,869
    Avaya, Inc.*.....................     10,816        111,540
    BellSouth Corp. .................     59,000      2,415,313
    Comcast Corp. Cl-A*..............    121,000      5,051,750
    Lucent Technologies, Inc. .......     43,100        581,850
    Nortel Networks Corp. NY
      Reg.*@.........................    223,900      7,178,793
    QUALCOMM, Inc.*..................     65,800      5,407,938
    Qwest Communications
      International, Inc.*...........    137,826      5,650,866
    SBC Communications, Inc. ........    112,300      5,362,325
    Scientific-Atlanta, Inc. ........     11,700        380,981
    Verizon Communications, Inc. ....    144,200      7,228,024
    WorldCom, Inc.*..................     85,700      1,199,800
                                                   ------------
                                                     44,188,724
                                                   ------------

AST SANFORD BERNSTEIN MANAGED INDEX 500 PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
TRANSPORTATION -- 0.2%
    CSX Corp.@.......................     61,200   $  1,587,375
                                                   ------------
UTILITIES -- 3.9%
    AES Corp.*@......................     72,800      4,031,300
    Ameren Corp.@....................    103,900      4,811,869
    American Electric Power Co.,
      Inc.@..........................    162,160      7,540,439
    Cinergy Corp. ...................      3,600        126,450
    FirstEnergy Corp.@...............     50,000      1,578,125
    GPU, Inc. .......................    120,200      4,424,863
    PG&E Corp. ......................    204,929      4,098,580
    Southern Co. ....................     16,700        555,275
                                                   ------------
                                                     27,166,901
                                                   ------------
TOTAL COMMON STOCK
  (Cost $683,134,332)................               689,590,988
                                                   ------------

                                        SHARES        VALUE
                                        ------        -----
FOREIGN STOCK -- 0.0%
FINANCIAL SERVICES
    UBS AG -- (CHF)* (Cost $282).....          2   $        203
                                                   ------------
SHORT-TERM INVESTMENTS -- 2.4%
    Temporary Investment Cash Fund...  8,518,801      8,518,801
    Temporary Investment Fund........  8,518,801      8,518,801
                                                   ------------
    (Cost $17,037,602)...............                17,037,602
                                                   ------------
TOTAL INVESTMENTS -- 100.2%
  (Cost $700,172,216)................               706,628,793
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (0.2%)...................                (1,731,729)
                                                   ------------
NET ASSETS -- 100.0%.................              $704,897,064
                                                   ============

--------------------------------------------------------------------------------

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

@ All or a portion of the security was on loan. (See Note 2)

See Notes to Financial Statements.

AST KEMPER SMALL-CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
COMMON STOCK -- 97.4%
ADVERTISING -- 1.1%
    Penton Media, Inc. ..............    331,900   $  8,919,813
                                                   ------------
AUTOMOTIVE PARTS -- 2.3%
    Copart, Inc.*....................    849,000     18,253,500
                                                   ------------
BROADCASTING -- 1.7%
    Entravision Communications
      Corp.*.........................    112,200      2,061,675
    Radio One, Inc. Cl-D*............  1,071,000     11,781,000
                                                   ------------
                                                     13,842,675
                                                   ------------
BUILDING MATERIALS -- 2.3%
    Simpson Manufacturing Co.,
      Inc.*..........................    125,500      6,400,500
    Trex Co., Inc.*..................    480,500     12,102,594
                                                   ------------
                                                     18,503,094
                                                   ------------
BUSINESS SERVICES -- 1.9%
    Korn/Ferry International,
      Inc.*..........................    361,700      7,686,125
    PurchasePro.com, Inc.*@..........    439,300      7,687,750
                                                   ------------
                                                     15,373,875
                                                   ------------
CHEMICALS -- 1.5%
    Cabot Microelectronics Corp.*....    222,600     11,561,288
                                                   ------------
CLOTHING & APPAREL -- 2.9%
    Gildan Activewear, Inc. Cl-A*....    432,600     16,925,474
    Pacific Sunwear of California,
      Inc.*..........................    228,150      5,846,344
    Too, Inc.*.......................     46,341        579,263
                                                   ------------
                                                     23,351,081
                                                   ------------
COMPUTER HARDWARE -- 3.7%
    Mercury Computer Systems,
      Inc.*..........................    217,800     10,114,088
    Silicon Storage Technology,
      Inc.*@.........................    959,700     11,336,455
    Tripath Technology, Inc.*........    522,200      7,473,988
                                                   ------------
                                                     28,924,531
                                                   ------------
COMPUTER SERVICES & SOFTWARE -- 11.8%
    Advent Software, Inc.*...........    354,400     14,198,150
    BSQUARE Corp.*...................    596,800      3,580,800
    Documentum, Inc.*................    307,200     15,263,999
    Manugistics Group, Inc.*@........    392,600     22,378,199
    Mercury Interactive Corp.*@......    119,700     10,802,925
    Oak Technology, Inc.*............    415,100      3,606,181
    Omnisky Corp.*...................     48,300        401,494
    Pinnacle Systems, Inc.*..........  1,133,300      8,358,088
    Plato Learning, Inc.*............    240,200      3,618,013
    Precise Software Solutions
      Ltd.*..........................    216,600      5,360,850
    Radisys Corp.*...................    231,200      5,982,300
                                                   ------------
                                                     93,550,999
                                                   ------------
CONSUMER PRODUCTS & SERVICES -- 3.6%
    Concord Camera Corp.*............    403,600      6,659,400
    JAKKS Pacific, Inc.*.............    494,000      4,507,750
    Rent-A-Center, Inc.*.............    502,500     17,336,250
                                                   ------------
                                                     28,503,400
                                                   ------------

                                        SHARES        VALUE
                                        ------        -----
ELECTRONIC COMPONENTS & EQUIPMENT -- 3.0%
    Power-One, Inc.*@................    410,700   $ 16,145,643
    Sunrise Telecom, Inc.*...........    391,000      1,527,344
    Zygo Corp.*......................    219,100      6,196,422
                                                   ------------
                                                     23,869,409
                                                   ------------
FARMING & AGRICULTURE -- 0.6%
    Eden Bioscience Corp.*@..........    154,600      4,628,338
                                                   ------------
FINANCIAL SERVICES -- 0.2%
    Multex.com, Inc.*................    123,500      1,636,375
                                                   ------------
FOOD -- 1.6%
    Hain Celestial Group, Inc.*......    276,705      8,992,913
    Wild Oats Markets, Inc.*.........    828,900      3,522,825
                                                   ------------
                                                     12,515,738
                                                   ------------
FURNITURE -- 1.5%
    Cost Plus, Inc.*.................    405,800     11,920,375
                                                   ------------
HEALTHCARE SERVICES -- 5.2%
    Albany Molecular Research,
      Inc.*..........................    526,200     32,427,075
    Regeneration Technologies,
      Inc.*..........................    637,800      9,088,650
                                                   ------------
                                                     41,515,725
                                                   ------------
INTERNET SERVICES -- 5.4%
    Active Software, Inc.*@..........    177,200      3,887,325
    I-Many, Inc.*....................    538,700      6,700,081
    Internet Security Systems,
      Inc.*..........................    298,500     23,413,594
    Radvision Ltd.*..................     53,450        658,103
    Watchguard Technologies, Inc.*...    254,900      8,061,213
                                                   ------------
                                                     42,720,316
                                                   ------------
MACHINERY & EQUIPMENT -- 3.9%
    National-Oilwell, Inc.*@.........    377,900     14,620,006
    Universal Compression Holdings,
      Inc.*..........................    421,000     15,866,438
                                                   ------------
                                                     30,486,444
                                                   ------------
MEDICAL SUPPLIES & EQUIPMENT -- 3.9%
    Arthrocare Corp.*................    512,500      9,993,749
    Charles River Laboratories
      International, Inc.*...........    265,000      7,254,375
    Corvas International, Inc.*......    402,500      5,785,938
    Inverness Medical
      Technology*@...................    186,000      7,242,375
    Specialty Laboratories, Inc.*....     19,900        659,188
                                                   ------------
                                                     30,935,625
                                                   ------------
OIL & GAS -- 16.4%
    3Tec Energy Corp.*...............    336,200      5,967,550
    Barrett Resources Corp.*.........    360,500     20,480,905
    Cal Dive International, Inc.*....    366,700      9,763,388
    Energy Partners Ltd.*............    376,200      4,726,013
    Key Production Co., Inc.*........    782,200     26,252,587
    Newfield Exploration Co.*........    258,800     12,276,825
    Precision Drilling Corp.*........    296,800     11,148,550
    Stone Energy Corp.*..............    286,900     18,519,395

AST KEMPER SMALL-CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
    Swift Energy Co.*................    379,000   $ 14,259,875
    W-H Energy Services, Inc.*.......    345,600      6,804,000
                                                   ------------
                                                    130,199,088
                                                   ------------
PHARMACEUTICALS -- 8.0%
    Alexion Pharmaceuticals,
      Inc.*@.........................    211,500     13,734,281
    Arena Pharmaceuticals, Inc.*.....     63,200        979,600
    Cryolife, Inc.*..................    362,250     10,958,063
    NPS Pharmaceuticals, Inc.*.......    344,600     16,540,799
    Oncogene Science, Inc.*..........    174,900     14,013,862
    QLT PhotoTherapeutics,
      Inc.*@.........................    247,500      6,930,000
                                                   ------------
                                                     63,156,605
                                                   ------------
REAL ESTATE -- 0.7%
    CoStar Group, Inc.*..............    229,600      5,424,300
                                                   ------------
SCIENCE & TECHNOLOGY -- 1.5%
    Molecular Devices Corp.*.........    169,400     11,593,313
                                                   ------------
SEMICONDUCTORS -- 4.3%
    Advanced Power Technology,
      Inc.*..........................    339,200      4,282,400
    American Superconductor Corp.*...    252,400      7,209,175
    ATMI, Inc.*......................    262,000      5,109,000
    Therma-Wave, Inc.*...............    308,900      4,324,600
    TranSwitch Corp.*@...............    326,850     12,788,006
                                                   ------------
                                                     33,713,181
                                                   ------------
TELECOMMUNICATIONS -- 6.5%
    Inrange Technologies
      Corp.*@........................    295,100      4,998,256
    Polycom, Inc.*@..................    571,400     18,391,938
    SBA Communications Corp.*........    254,100     10,433,981
    Spectrasite Holdings, Inc.*......    702,100      9,302,825
    UTStarcom, Inc.*@................    534,300      8,281,650
                                                   ------------
                                                     51,408,650
                                                   ------------

                                        SHARES        VALUE
                                        ------        -----
TRANSPORTATION -- 1.9%
    Eagle USA Airfreight, Inc.*......    315,800   $  7,559,463
    Frontline Ltd. [ADR]*............    529,100      7,539,675
                                                   ------------
                                                     15,099,138
                                                   ------------
TOTAL COMMON STOCK
  (Cost $719,033,763)................               771,606,876
                                                   ------------
                                          PAR
                                         (000)
                                       ---------
COMMERCIAL PAPER -- 3.8%
    AT&T Corp.
      6.50%, 01/02/01................  $  20,000     19,996,389
    Countrywide Home Loans Co.
      6.60%, 01/02/01................     10,000      9,998,167
                                                   ------------
    (Cost $29,994,556)...............                29,994,556
                                                   ------------
                                        SHARES
                                       ---------
SHORT-TERM INVESTMENTS -- 0.1%
    Temporary Investment Cash Fund...    227,269        227,269
    Temporary Investment Fund........    227,268        227,268
                                                   ------------
    (Cost $454,537)..................                   454,537
                                                   ------------
TOTAL INVESTMENTS -- 101.3%
  (Cost $749,482,856)................               802,055,969
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (1.3)%...................               (10,216,827)
                                                   ------------
NET ASSETS -- 100.0%.................              $791,839,142
                                                   ============

--------------------------------------------------------------------------------

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

@ All or a portion of the security was on loan. (See Note 2)

See Notes to Financial Statements.

AST MFS GLOBAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                                          SHARES       VALUE
                                          ------       -----
FOREIGN STOCK -- 58.1%
AUSTRALIA -- 1.9%
    QBE Insurance Group Ltd............  103,944    $   571,207
                                                    -----------
BRAZIL -- 0.8%
    Embraer Aircraft Corp. [ADR]*......    6,160        244,860
                                                    -----------
CANADA -- 2.0%
    Anderson Exploration Ltd.*.........    8,990        203,800
    AT&T Canada, Inc.*.................    1,270         36,781
    BCE, Inc. .........................   11,952        344,552
                                                    -----------
                                                        585,133
                                                    -----------
DENMARK -- 0.8%
    Danske Bank AS*....................   13,800        248,229
                                                    -----------
FINLAND -- 0.3%
    Elisa Communications Oyj...........    3,941         84,841
                                                    -----------
FRANCE -- 7.3%
    Alcatel Corp. SA...................    5,660        321,488
    Aventis SA.........................    2,450        215,066
    BNP Paribas SA.....................    1,840        161,519
    Bouygues SA........................    6,090        275,872
    Compagnie Francaise d'Etudes et
      de Construction Technip SA.......    2,255        327,303
    Sanofi SA..........................    7,370        491,268
    Total Fina SA Cl-B*................    2,390        355,424
                                                    -----------
                                                      2,147,940
                                                    -----------
GERMANY -- 2.1%
    Pro Sieben Media AG*...............   21,320        634,512
                                                    -----------
ISRAEL -- 0.1%
    Partner Communications Co.
      Ltd. [ADR]*......................    3,420         20,093
                                                    -----------
JAPAN -- 11.9%
    Canon, Inc. .......................   14,000        490,368
    Chugai Pharmaceutical Co. Ltd. ....   22,000        366,024
    Fast Retailing Co. Ltd. ...........    1,600        313,555
    Fuji Heavy Industries Ltd. ........   25,000        151,926
    Fukikura Ltd.*.....................   17,000        127,426
    Hitachi Ltd. ......................   20,000        178,284
    Murata Manufacturing Co. Ltd. .....    1,100        129,072
    Nikko Securities Co. Ltd.*.........   15,000        116,243
    NTT Mobile Communication
      Network, Inc. ...................       29        500,262
    Ono Pharmaceutical Co. Ltd.*.......    4,000        156,567
    Shionogi & Co. Ltd. ...............   11,000        224,431
    Sony Corp. ........................    1,800        124,518
    Sumitomo Electric Industries
      Ltd. ............................   16,000        262,557
    Tokyo Broadcasting System, Inc. ...   13,000        384,763
                                                    -----------
                                                      3,525,996
                                                    -----------
MEXICO -- 0.8%
    Grupo Televisa SA [GDR]*...........    5,150        231,428
                                                    -----------
NETHERLANDS -- 8.0%
    AKZO Nobel NV......................   14,370        771,695
    Elsevier NV........................   26,920        395,786

                                          SHARES       VALUE
                                          ------       -----
    ING Groep NV.......................    3,190    $   254,807
    KPN NV.............................    8,506         97,906
    Libertel NV*.......................   13,900        155,947
    Philips Electronics NV*............    8,504        311,533
    Royal Dutch Petroleum Co. .........    5,960        365,163
                                                    -----------
                                                      2,352,837
                                                    -----------
NORWAY -- 0.3%
    Schibsted ASA......................    6,800         83,665
                                                    -----------
PORTUGAL -- 0.5%
    Telecel-Comunicacoes Pessoais SA...   13,220        143,974
                                                    -----------
SINGAPORE -- 2.6%
    OverSea-Chinese Banking Corp.
      Ltd. ............................   31,000        230,619
    Overseas Union Bank Ltd. ..........   86,000        401,723
    Singapore Press Holdings Ltd. .....   10,000        147,633
                                                    -----------
                                                        779,975
                                                    -----------
SPAIN -- 0.6%
    Repsol SA..........................   10,630        169,858
                                                    -----------
SWEDEN -- 1.1%
    Saab AB*...........................   39,040        322,729
                                                    -----------
SWITZERLAND -- 4.0%
    Novartis AG........................      419        740,780
    Syngenta AG*.......................      140          7,508
    Syngenta AG NY Reg. ...............    8,186        439,483
                                                    -----------
                                                      1,187,771
                                                    -----------
UNITED KINGDOM -- 13.0%
    AstraZeneca Group PLC..............    4,160        207,217
    Capital Radio PLC..................    5,610        100,354
    Carlton Communications PLC.........   23,642        215,785
    CGU PLC*...........................   14,919        241,136
    Diageo PLC.........................   52,996        593,743
    HSBC Holdings PLC..................   23,759        349,590
    NDS Group PLC [ADR]*...............      260         14,203
    Next PLC...........................   26,930        324,039
    Reckitt Benckiser PLC*.............   23,470        323,250
    Royal Bank of Scotland*............      890          1,097
    Royal Bank of Scotland Group PLC...   14,134        334,015
    Standard Chartered PLC.............   26,370        379,932
    Vodafone AirTouch PLC..............  200,255        734,394
                                                    -----------
                                                      3,818,755
                                                    -----------
TOTAL FOREIGN STOCK (Cost
  $17,523,177).........................              17,153,803
                                                    -----------
U.S. STOCK -- 36.5%
AEROSPACE -- 1.5%
    Boeing Co. ........................    6,510        429,660
                                                    -----------
CHEMICALS -- 1.7%
    Air Products & Chemicals, Inc. ....    3,300        135,300
    Praxair, Inc. .....................    2,940        130,463
    Rohm and Haas Co. .................    6,260        227,316
                                                    -----------
                                                        493,079
                                                    -----------

AST MFS GLOBAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                                          SHARES       VALUE
                                          ------       -----
COMPUTER HARDWARE -- 1.7%
    Hewlett-Packard Co. ...............    4,690    $   148,028
    International Business
      Machines Corp. ..................    4,290        364,650
                                                    -----------
                                                        512,678
                                                    -----------
COMPUTER SERVICES & SOFTWARE -- 2.6%
    Compaq Computer Corp. .............   17,010        256,001
    Computer Associates
      International, Inc. .............    6,070        118,365
    Computer Sciences Corp.*...........    6,400        384,800
                                                    -----------
                                                        759,166
                                                    -----------
CONGLOMERATES -- 0.9%
    Corning, Inc. .....................    5,120        270,400
                                                    -----------
FOOD -- 2.8%
    Keebler Foods Co. .................    5,130        212,574
    Quaker Oats Co. ...................    1,600        155,800
    Safeway, Inc.*.....................    7,240        452,500
                                                    -----------
                                                        820,874
                                                    -----------
HEALTHCARE SERVICES -- 0.5%
    IMS Health, Inc. ..................    5,310        143,370
                                                    -----------
INSURANCE -- 5.6%
    CIGNA Corp. .......................    3,060        404,838
    Marsh & McLennan Companies,
      Inc. ............................    1,670        195,390
    Metlife, Inc. .....................    6,090        213,150
    St. Paul Companies, Inc. ..........    9,490        515,426
    The Hartford Financial Services
      Group, Inc. .....................    4,530        319,931
                                                    -----------
                                                      1,648,735
                                                    -----------
MACHINERY & EQUIPMENT -- 1.9%
    Deere & Co. .......................    9,290        425,598
    Ingersoll-Rand Co. ................    3,520        147,400
                                                    -----------
                                                        572,998
                                                    -----------
MEDICAL SUPPLIES & EQUIPMENT -- 0.5%
    Synthes-Stratec*...................      202        148,874
                                                    -----------
OIL & GAS -- 4.2%
    Coastal Corp. .....................    1,400        123,638
    Conoco, Inc. ......................   16,380        468,877
    EOG Resources, Inc. ...............    4,000        218,750
    Santa Fe International Corp. ......    7,940        254,576
    Schlumberger Ltd. .................    2,050        163,872
                                                    -----------
                                                      1,229,713
                                                    -----------
PHARMACEUTICALS -- 2.2%
    American Home Products Corp. ......    6,940        441,037
    Pharmacia Corp. ...................    3,520        214,720
                                                    -----------
                                                        655,757
                                                    -----------

                                          SHARES       VALUE
                                          ------       -----
PRINTING & PUBLISHING -- 1.3%
    Viacom, Inc. Cl-B*.................    8,220    $   384,285
                                                    -----------
RETAIL & MERCHANDISING -- 2.6%
    BJ's Wholesale Club, Inc.*.........   11,990        460,117
    CVS Corp. .........................    5,290        317,069
                                                    -----------
                                                        777,186
                                                    -----------
TELECOMMUNICATIONS -- 4.9%
    AT&T Canada, Inc.*.................    3,860        112,664
    BroadWing, Inc. ...................    5,065        115,545
    Flag Telecom Holdings Ltd.*........    5,560         34,750
    NTL, Inc.*.........................    7,642        182,930
    Sprint Corp. (PCS Group)*..........   13,930        284,694
    Time Warner Telecom, Inc.*.........    2,400        152,250
    Verizon Communications, Inc. ......    7,615        381,702
    Voicestream Wireless Corp. ........    1,900        191,188
                                                    -----------
                                                      1,455,723
                                                    -----------
TRANSPORTATION -- 1.6%
    Canadian National Railway Co. .....    7,250        215,235
    FedEx Corp.*.......................    5,240        209,390
    United Parcel Service, Inc. Cl-B...      670         39,404
                                                    -----------
                                                        464,029
                                                    -----------
TOTAL U.S. STOCK (Cost $11,303,561)....              10,766,527
                                                    -----------
                                           PAR
                                          (000)
                                         --------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 7.5%
    Federal Home Loan Bank
      5.50%, 01/02/01..................  $   803        802,877
      5.70%, 01/02/01..................    1,399      1,398,779
                                                    -----------
    (Cost $2,201,656)..................               2,201,656
                                                    -----------
TOTAL INVESTMENTS -- 102.1% (Cost
  $31,028,394).........................              30,121,986
LIABILITIES IN EXCESS OF
  OTHER ASSETS -- (2.1%)...............                (608,344)
                                                    -----------
NET ASSETS -- 100.0%...................             $29,513,642
                                                    ===========

Foreign currency exchange contracts outstanding at December 31, 2000:

                                         IN
SETTLEMENT               CONTRACTS    EXCHANGE   CONTRACTS    UNREALIZED
  MONTH      TYPE        TO RECEIVE     FOR      AT VALUE    APPRECIATION
-------------------------------------------------------------------------
01/01        Buy    EUR     4,665     $ 4,343     $ 4,380        $ 37
01/01        Buy    GBP    19,836      29,233      29,638         405
                                      -------     -------        ----
                                      $33,576     $34,018        $442
                                      =======     =======        ====

AST MFS GLOBAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

The following is a breakdown of the foreign stock portion of the Portfolio, by industry classification, as of December 31, 2000. Percentages are based on net assets.

INDUSTRY
--------
Aerospace.............................................   1.9%
Automobile Manufacturers..............................   0.5%
Beverages.............................................   2.0%
Broadcasting..........................................   6.2%
Chemicals.............................................   4.1%
Construction..........................................   2.0%
Consumer Products & Services..........................   1.1%
Electronic Components & Equipment.....................   3.8%
Financial-Bank & Trust................................   6.0%
Financial Services....................................   2.4%
Insurance.............................................   2.8%
Office Equipment......................................   1.7%
Oil & Gas.............................................   3.8%
Pharmaceuticals.......................................   8.1%
Printing & Publishing.................................   0.5%
Retail & Merchandising................................   2.2%
Telecommunications....................................   9.0%
                                                        ----
Total.................................................  58.1%
                                                        ====

--------------------------------------------------------------------------------

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

See Notes to Financial Statements.

AST MFS GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                          SHARES       VALUE
                                          ------       -----
COMMON STOCK -- 86.7%
ADVERTISING -- 0.0%
    Interpublic Group of Companies,
      Inc. ............................      230    $     9,789
                                                    -----------
AEROSPACE -- 1.8%
    Boeing Co.*........................    2,900        191,400
    General Dynamics Corp. ............   10,700        834,600
    Honeywell International, Inc. .....   10,200        482,588
                                                    -----------
                                                      1,508,588
                                                    -----------
BEVERAGES -- 0.8%
    Anheuser-Busch Companies, Inc.*....    3,560        161,980
    PepsiCo, Inc.*.....................   10,800        535,275
                                                    -----------
                                                        697,255
                                                    -----------
BROADCASTING -- 0.3%
    Clear Channel Communications,
      Inc.*@...........................    5,900        285,781
                                                    -----------
BUSINESS SERVICES -- 0.0%
    Interwoven, Inc.*..................      200         13,188
                                                    -----------
CABLE TELEVISION -- 0.1%
    Charter Communications,
      Inc.*@...........................    2,700         61,256
                                                    -----------
CHEMICALS -- 0.4%
    Praxair, Inc. .....................    6,900        306,188
                                                    -----------
CLOTHING & APPAREL -- 0.3%
    Nike, Inc. Cl-B....................    4,200        234,413
                                                    -----------
COMPUTER HARDWARE -- 2.3%
    Compaq Computer Corp. .............   20,620        310,331
    Dell Computer Corp.*@..............    6,750        117,703
    EMC Corp.*.........................   21,100      1,403,150
    Palm, Inc.*........................    3,000         84,938
                                                    -----------
                                                      1,916,122
                                                    -----------
COMPUTER SERVICES & SOFTWARE -- 11.4%
    BEA Systems, Inc.*@................    5,900        397,144
    Brocade Communications Systems,
      Inc.*............................    3,700        339,706
    Cisco Systems, Inc.*...............   60,660      2,320,244
    Computer Sciences Corp.*@..........    9,730        585,016
    Emulex Corp.*@.....................    3,600        287,775
    Extreme Networks, Inc.*............    4,500        176,063
    Mercury Interactive Corp.*.........    1,000         90,250
    Microsoft Corp.*...................   31,450      1,368,074
    Oracle Corp.*@.....................   46,200      1,342,687
    Rational Software Corp.*@..........   24,200        942,288
    Sun Microsystems, Inc.*............   18,700        521,263
    Veritas Software Corp.*@...........   10,331        903,963
                                                    -----------
                                                      9,274,473
                                                    -----------
CONGLOMERATES -- 6.6%
    Corning, Inc.@.....................    7,210        380,778
    Minnesota Mining & Manufacturing
      Co.*.............................    2,100        253,050
    Philip Morris Co., Inc. ...........   22,300        981,200
    Tyco International Ltd. ...........   40,700      2,258,850
    United Technologies Corp.*.........   19,200      1,509,600
                                                    -----------
                                                      5,383,478
                                                    -----------

                                          SHARES       VALUE
                                          ------       -----
ELECTRONIC COMPONENTS & EQUIPMENT -- 4.9%
    Analog Devices, Inc.*@.............    4,340    $   222,154
    Comverse Technology, Inc.*@........    6,200        673,475
    Flextronics International
      Ltd.*@...........................   36,230      1,032,555
    General Electric Co.@..............   30,220      1,448,670
    Metromedia Fiber Network, Inc.
      Cl-A*............................    4,080         41,310
    Sanmina Corp.*@....................    4,900        375,463
    Texas Instruments, Inc. ...........    4,100        194,238
                                                    -----------
                                                      3,987,865
                                                    -----------
ENERGY SERVICES -- 0.5%
    Dynegy, Inc.@......................    7,700        431,681
                                                    -----------
ENTERTAINMENT & LEISURE -- 2.8%
    Carnival Corp.@....................   10,100        311,206
    Gemstar-TV Guide International,
      Inc.*............................    1,700         78,838
    Harley-Davidson, Inc.@.............    8,100        321,975
    Viacom, Inc. Cl-B*@................   33,631      1,572,249
                                                    -----------
                                                      2,284,268
                                                    -----------
FINANCIAL-BANK & TRUST -- 0.3%
    State Street Corp. ................    2,030        252,146
                                                    -----------
FINANCIAL SERVICES -- 7.3%
    American Express Co. ..............    3,800        208,050
    Citigroup, Inc. ...................   33,515      1,711,360
    Freddie Mac........................   30,760      2,118,594
    John Hancock Financial Services,
      Inc.*@...........................    3,800        142,975
    Merrill Lynch & Co., Inc.*@........   10,700        729,606
    Morgan Stanley Dean Witter &
      Co.*@............................    6,700        530,975
    PNC Financial Services Group,
      Inc.@............................    3,000        219,188
    Providian Financial Corp.*.........    6,100        350,750
                                                    -----------
                                                      6,011,498
                                                    -----------
FOOD -- 3.5%
    Kroger Co.*@.......................   27,000        730,688
    Quaker Oats Co. ...................    7,300        710,838
    Safeway, Inc.*@....................   23,280      1,454,999
                                                    -----------
                                                      2,896,525
                                                    -----------
HEALTHCARE SERVICES -- 2.0%
    Amgen, Inc.*.......................    3,700        236,569
    HCA-The Healthcare Corp.@..........   23,300      1,025,433
    IMS Health, Inc. ..................   14,900        402,300
                                                    -----------
                                                      1,664,302
                                                    -----------
INSURANCE -- 5.9%
    AFLAC, Inc.@.......................   11,700        844,594
    Allstate Corp. ....................    9,500        413,844
    American General Corp. ............    1,500        122,250
    American International Group,
      Inc. ............................   23,955      2,361,064
    CIGNA Corp. .......................    4,500        595,350
    Nationwide Financial Services,
      Inc. ............................      140          6,650
    The Hartford Financial Services
      Group, Inc. .....................    6,400        452,000
    UNUM Corp. ........................    2,900         77,938
                                                    -----------
                                                      4,873,690
                                                    -----------

                                       140
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--------------------------------------------------------------------------------

                                          SHARES       VALUE
                                          ------       -----
INTERNET SERVICES -- 1.2%
    Check Point Software Technologies
      Ltd.*@...........................    3,100    $   414,043
    E.Piphany, Inc.*@..................    5,800        312,838
    Internet Security Systems, Inc.*...      600         47,063
    Juniper Networks, Inc.*@...........      400         50,425
    VeriSign, Inc.*@...................    1,815        134,650
                                                    -----------
                                                        959,019
                                                    -----------
MEDICAL SUPPLIES & EQUIPMENT -- 1.2%
    Genzyme Corp.*@....................      300         26,981
    Medtronic, Inc. ...................   16,400        990,150
                                                    -----------
                                                      1,017,131
                                                    -----------
OIL & GAS -- 5.6%
    BJ Services Co.*@..................    4,200        289,275
    Coastal Corp. .....................   10,800        953,775
    Exxon Mobil Corp. .................    8,600        747,663
    Noble Drilling Corp.*@.............    9,820        426,556
    Schlumberger Ltd.@.................   16,700      1,334,956
    Transocean Sedco Forex, Inc.@....   17,740        816,040
                                                    -----------
                                                      4,568,265
                                                    -----------
PHARMACEUTICALS -- 9.6%
    ALZA Corp.*@.......................   14,900        633,250
    American Home Products Corp.@......   23,650      1,502,958
    Bristol-Meyers Squibb Co. .........   21,800      1,611,837
    Cardinal Health, Inc.@.............   13,500      1,344,938
    Pfizer, Inc. ......................   33,672      1,548,911
    Pharmacia Corp.@...................   11,718        714,798
    Watson Pharmaceuticals, Inc.*......    9,200        470,925
                                                    -----------
                                                      7,827,617
                                                    -----------
RETAIL & MERCHANDISING -- 5.9%
    Costco Companies, Inc.*@...........   22,000        878,625
    CVS Corp. .........................   31,900      1,912,006
    Gap, Inc. .........................   15,300        390,150
    Home Depot, Inc. ..................   10,400        475,150
    RadioShack Corp.@..................   11,960        512,038
    Wal-Mart Stores, Inc. .............   13,200        701,250
                                                    -----------
                                                      4,869,219
                                                    -----------
SCIENCE & TECHNOLOGY -- 1.1%
    Applera Corp. -- Applied Biosystems
      Group............................    9,400        884,188
                                                    -----------
SEMICONDUCTORS -- 1.8%
    Applied Micro Circuits
      Corp.*@..........................    4,100        307,692
    Atmel Corp.*@......................      300          3,488
    Intel Corp. .......................   16,000        483,999
    Micron Technology, Inc.*...........    7,300        259,150
    QLogic Corp.*......................    3,098        238,546
    Xilinx, Inc.*......................    3,900        179,888
                                                    -----------
                                                      1,472,763
                                                    -----------
TELECOMMUNICATIONS -- 6.8%
    American Tower Corp. Cl-A*@........   25,560        968,085
    AT&T Corp. Liberty Media Group Cl-
      A*...............................   19,500        264,469

                                          SHARES       VALUE
                                          ------       -----
    Ciena Corp.*@......................    3,700    $   301,088
    Comcast Corp. Cl-A*................   12,000        501,000
    EchoStar Communications Corp. Cl-
      A*@..............................   24,900        566,475
    Global Crossing Ltd.*@.............   19,050        272,653
    Nokia Corp. Cl-A [ADR]@............    8,300        361,050
    Nortel Networks Corp. NY
      Reg.*@...........................    8,500        272,531
    NTL, Inc.*.........................    2,365         56,612
    Qwest Communications International,
      Inc.*............................   25,600      1,049,599
    Sprint Corp. (PCS Group)*@.........   33,220        678,934
    Time Warner Telecom, Inc. Cl-A*....      600         38,063
    Univision Communications,
      Inc.*@...........................    5,200        212,875
                                                    -----------
                                                      5,543,434
                                                    -----------
UTILITIES -- 2.3%
    AES Corp.*@........................   24,280      1,344,505
    Calpine Corp.*@....................   12,200        549,763
                                                    -----------
                                                      1,894,268
                                                    -----------
TOTAL COMMON STOCK
  (Cost $71,642,693)...................              71,128,410
                                                    -----------
                                           PAR
                                          (000)
                                         --------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 11.3%
    Federal Home Loan Bank
      5.50%, 01/02/01..................  $ 3,245      3,244,504
      5.70%, 01/02/01..................    6,031      6,030,045
                                                    -----------
    (Cost $9,274,549)..................               9,274,549
                                                    -----------
                                          SHARES
                                          ------
FOREIGN STOCK -- 1.8%
BEVERAGES -- 0.5%
    Diageo PLC -- (GBP)................   38,700        433,578
                                                    -----------
CHEMICALS -- 0.2%
    AKZO Nobel NV -- (NLG).............    3,100        166,476
                                                    -----------
TELECOMMUNICATIONS -- 1.1%
    China Telecom Ltd. -- (HKD)*.......   45,000        245,772
    Nokia AB Oyj -- (FIM)..............       40          1,784
    Vodafone AirTouch PLC -- (GBP).....  170,553        625,468
                                                    -----------
                                                        873,024
                                                    -----------
TOTAL FOREIGN STOCK (Cost
  $1,541,395)..........................               1,473,078
                                                    -----------
SHORT-TERM INVESTMENTS -- 0.4%
    Temporary Investment Cash Fund.....  166,582        166,582
    Temporary Investment Fund..........  166,582        166,582
                                                    -----------
    (Cost $333,164)....................                 333,164
                                                    -----------
TOTAL INVESTMENTS -- 100.2%
  (Cost $82,791,801)...................              82,209,201
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (0.2%).....................                (158,239)
                                                    -----------
NET ASSETS -- 100.0%...................             $82,050,962
                                                    ===========

                                       141
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AST MFS GROWTH PORTFOLIO
--------------------------------------------------------------------------------

Foreign currency exchange contracts outstanding at December 31, 2000:

                                         IN
SETTLEMENT               CONTRACTS    EXCHANGE   CONTRACTS     UNREALIZED
  MONTH      TYPE        TO RECEIVE     FOR      AT VALUE     APPRECIATION
---------------------------------------------------------------------------
01/01        Buy    EUR    39,686     $36,930     $37,259       $   329
01/01        Buy    GBP     6,725      10,043      10,047             4
                                      -------     -------       -------
                                      $46,973     $47,306       $   333
                                      =======     =======       =======

                                         IN
SETTLEMENT               CONTRACTS    EXCHANGE   CONTRACTS     UNREALIZED
  MONTH      TYPE        TO DELIVER     FOR      AT VALUE    (DEPRECIATION)
---------------------------------------------------------------------------
01/01        Sell   GBP    65,732     $96,872     $98,191       $(1,319)
                                      =======     =======       =======

--------------------------------------------------------------------------------

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

@ All or a portion of the security was on loan. (See Note 2)

See Notes to Financial Statements.

AST MFS GROWTH WITH INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                          SHARES       VALUE
                                          ------       -----
COMMON STOCK -- 86.4%
AEROSPACE -- 1.9%
    Boeing Co.*........................   17,860    $ 1,178,760
    General Dynamics Corp. ............    3,540        276,120
                                                    -----------
                                                      1,454,880
                                                    -----------
AUTOMOTIVE PARTS -- 0.2%
    Delphi Automotive Systems Corp.....   10,780        121,275
                                                    -----------
BEVERAGES -- 1.2%
    Anheuser-Busch Companies, Inc.*....    4,150        188,825
    Coca-Cola Co.@.....................    9,240        563,063
    PepsiCo, Inc.*.....................    3,030        150,174
                                                    -----------
                                                        902,062
                                                    -----------
BROADCASTING -- 0.2%
    Infinity Broadcasting Corp.*.......    4,820        134,659
                                                    -----------
BUSINESS SERVICES -- 1.0%
    First Data Corp.*..................   15,430        812,968
                                                    -----------
CHEMICALS -- 0.5%
    Dow Chemical Co.@..................    2,250         82,406
    DuPont, (E.I.) de Nemours & Co.*...    2,090        100,973
    Rohm & Haas Co.@...................    4,880        177,205
                                                    -----------
                                                        360,584
                                                    -----------
CLOTHING & APPAREL -- 0.1%
    Cintas Corp.@......................    1,845         98,131
                                                    -----------
COMPUTER HARDWARE -- 3.1%
    Compaq Computer Corp. .............   19,710        296,636
    Dell Computer Corp.*...............   12,700        221,456
    EMC Corp.*.........................    4,910        326,515
    Hewlett-Packard Co.*@..............    2,710         85,534
    International Business Machines
      Corp.*...........................   17,180      1,460,300
                                                    -----------
                                                      2,390,441
                                                    -----------
COMPUTER SERVICES & SOFTWARE -- 7.6%
    Automatic Data Processing, Inc.*...   18,330      1,160,518
    BEA Systems, Inc.*@................      910         61,254
    Cisco Systems, Inc.*...............   40,110      1,534,207
    Computer Associates International,
      Inc. ............................    1,360         26,520
    Computer Sciences Corp.*@..........    8,300        499,038
    DST Systems, Inc.*.................      550         36,850
    I2 Technologies, Inc.*@............      680         36,975
    Mercury Interactive Corp.*.........      330         29,783
    Microsoft Corp.*...................   27,800      1,209,300
    Oracle Corp.*@.....................   24,540        713,194
    Sun Microsystems, Inc.*............   16,130        449,624
    Veritas Software Corp.*@...........    2,200        192,500
                                                    -----------
                                                      5,949,763
                                                    -----------
CONGLOMERATES -- 6.7%
    Corning, Inc.@.....................   18,580        981,256
    Philip Morris Co., Inc.@...........   14,590        641,960
    Tyco International Ltd. ...........   19,930      1,106,115
    United Technologies Corp.*.........   31,050      2,441,307
                                                    -----------
                                                      5,170,638
                                                    -----------

                                          SHARES       VALUE
                                          ------       -----
CONSUMER PRODUCTS & SERVICES -- 1.2%
    Clorox Co. ........................    1,270    $    45,085
    Colgate-Palmolive Co.@.............    7,300        471,214
    Gillette Co. ......................    8,310        300,199
    Procter & Gamble Co.@..............    1,160         90,988
                                                    -----------
                                                        907,486
                                                    -----------
ELECTRONIC COMPONENTS & EQUIPMENT -- 4.1%
    Analog Devices, Inc.*@.............      570         29,177
    Cabletron Systems, Inc.*...........   11,090        167,043
    Flextronics International
      Ltd.*@...........................    3,270         93,195
    General Electric Co.@..............   48,430      2,321,613
    Linear Technology Corp.@...........      670         30,988
    Solectron Corp.*@..................    2,590         87,801
    Texas Instruments, Inc. ...........    9,840        466,170
                                                    -----------
                                                      3,195,987
                                                    -----------
ENERGY SERVICES -- 0.1%
    Dynegy, Inc. ......................      920         51,578
                                                    -----------
ENTERTAINMENT & LEISURE -- 0.7%
    Time Warner, Inc.@.................    2,130        111,271
    Viacom, Inc. Cl-B*@................    9,940        464,695
                                                    -----------
                                                        575,966
                                                    -----------
FINANCIAL-BANK & TRUST -- 2.9%
    Bank of New York Co., Inc. ........    1,650         91,059
    Bank One Corp.@....................    9,000        329,625
    Chase Manhattan Corp.@.............   14,440        656,118
    Firstar Corp.@.....................    4,450        103,463
    State Street Corp. ................    8,480      1,053,300
                                                    -----------
                                                      2,233,565
                                                    -----------
FINANCIAL SERVICES -- 7.5%
    American Express Co. ..............   10,120        555,968
    Capital One Financial Corp.@.......    1,360         89,505
    Citigroup, Inc. ...................   12,310        628,579
    Fannie Mae.........................    9,670        838,872
    Freddie Mac........................   27,420      1,888,552
    John Hancock Financial Services,
      Inc.*@...........................    3,660        137,708
    Merrill Lynch & Co., Inc.*@........    1,480        100,918
    Morgan Stanley Dean Witter &
      Co.*@............................    1,120         88,760
    PNC Financial Services Group,
      Inc.@............................    8,030        586,692
    Reuters Group PLC [ADR]............    2,520        248,220
    Wells Fargo & Co. .................   13,460        749,554
                                                    -----------
                                                      5,913,328
                                                    -----------
FOOD -- 3.7%
    Kroger Co.*@.......................   14,380        389,159
    Quaker Oats Co. ...................    3,740        364,183
    Safeway, Inc.*@....................   33,510      2,094,374
    Sysco Corp. .......................      530         15,900
                                                    -----------
                                                      2,863,616
                                                    -----------
HEALTHCARE SERVICES -- 0.2%
    United HealthGroup, Inc.@..........    2,640        162,030
                                                    -----------

                                       143
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AST MFS GROWTH WITH INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                          SHARES       VALUE
                                          ------       -----
INSURANCE -- 6.4%
    AFLAC, Inc.@.......................    7,790    $   562,341
    American International Group,
      Inc. ............................   10,955      1,079,752
    CIGNA Corp. .......................    5,670        750,141
    Lincoln National Corp. ............    1,970         93,206
    Marsh & McLennan Co., Inc. ........      820         95,940
    MetLife, Inc.*@....................    1,070         37,450
    St. Paul Companies, Inc. ..........   14,330        778,298
    The Hartford Financial Services
      Group, Inc. .....................   19,780      1,396,962
    UNUM Corp. ........................    5,740        154,263
                                                    -----------
                                                      4,948,353
                                                    -----------
INTERNET SERVICES -- 0.1%
    America Online, Inc.*..............      940         32,712
    E.Piphany, Inc.*@..................       40          2,158
    Yahoo!, Inc.*@.....................    1,370         41,335
                                                    -----------
                                                         76,205
                                                    -----------
MACHINERY & EQUIPMENT -- 2.8%
    Baker Hughes, Inc. ................   14,790        614,709
    Deere & Co. .......................   24,390      1,117,367
    Grainger, (W.W.), Inc. ............    4,100        149,650
    Ingersoll-Rand Co.@................    6,040        252,925
                                                    -----------
                                                      2,134,651
                                                    -----------
MEDICAL SUPPLIES & EQUIPMENT -- 1.5%
    Abbott Laboratories................    3,270        158,391
    Johnson & Johnson Co.@.............    1,330        139,733
    Medtronic, Inc. ...................   13,760        830,760
                                                    -----------
                                                      1,128,884
                                                    -----------
METALS & MINING -- 0.6%
    Alcoa, Inc. .......................   14,220        476,370
                                                    -----------
OIL & GAS -- 7.6%
    BP Amoco PLC [ADR].................   32,639      1,562,592
    Chevron Corp.@.....................    2,280        192,518
    Coastal Corp. .....................      740         65,351
    Conoco, Inc. Cl-B*.................   26,500        766,844
    Exxon Mobil Corp. .................   24,512      2,131,011
    Global Marine, Inc.*@..............    4,020        114,068
    Occidental Petroleum Corp. ........    1,700         41,225
    Royal Dutch Petroleum Co. NY
      Reg. ............................    1,580         95,689
    Santa Fe International Corp. ......    1,670         53,544
    Schlumberger Ltd.@.................    4,230        338,136
    Transocean Sedco Forex, Inc.@......    5,500        253,000
    Williams Companies, Inc. ..........    8,350        333,478
                                                    -----------
                                                      5,947,456
                                                    -----------
PHARMACEUTICALS -- 8.4%
    American Home Products Corp.@......   14,800        940,540
    Bristol-Meyers Squibb Co. .........   22,780      1,684,296
    Pfizer, Inc. ......................   49,992      2,299,631
    Pharmacia Corp.@...................   22,792      1,390,312
    Schering-Plough Corp. .............    4,850        275,238
                                                    -----------
                                                      6,590,017
                                                    -----------

                                          SHARES       VALUE
                                          ------       -----
PRINTING & PUBLISHING -- 1.6%
    Gannett Co., Inc.@.................    9,730    $   613,598
    New York Times Co.@................   15,820        633,789
                                                    -----------
                                                      1,247,387
                                                    -----------
RESTAURANTS -- 0.1%
    McDonald's Corp. ..................    1,280         43,520
                                                    -----------
RETAIL & MERCHANDISING -- 3.5%
    CVS Corp.@.........................   22,350      1,339,603
    Home Depot, Inc.@..................    1,140         52,084
    RadioShack Corp.@..................    1,450         62,078
    Wal-Mart Stores, Inc. .............   23,880      1,268,625
                                                    -----------
                                                      2,722,390
                                                    -----------
SCIENCE & TECHNOLOGY -- 0.6%
    Applera Corp. -- Applied Biosystems
      Group............................    4,590        431,747
                                                    -----------
SEMICONDUCTORS -- 0.6%
    Intel Corp. .......................   11,690        353,622
    Micron Technology, Inc.*...........    1,660         58,930
    Xilinx, Inc.*......................      470         21,679
                                                    -----------
                                                        434,231
                                                    -----------
TELECOMMUNICATIONS -- 6.8%
    Alltel Corp. ......................    8,670        541,333
    American Tower Corp. Cl-A*@........    2,220         84,083
    BellSouth Corp. ...................    2,720        111,350
    BroadWing, Inc.@...................    8,700        198,469
    Ciena Corp.*.......................    2,440        198,555
    Comcast Corp. Cl-A*................    1,170         48,848
    Global Crossing Ltd.*@.............    9,440        135,110
    Lucent Technologies, Inc.@.........   17,990        242,865
    Motorola, Inc. ....................    4,035         81,709
    Nortel Networks Corp. NY
      Reg.*@...........................   25,090        804,448
    Qwest Communications International,
      Inc.*............................   11,450        469,450
    SBC Communications, Inc. ..........   19,020        908,204
    Sprint Corp. (PCS Group)*@.........   13,540        276,724
    Tycom Ltd.*........................    7,060        157,968
    Verizon Communications, Inc. ......   16,360        820,044
    XO Communications, Inc.*...........   11,650        207,516
                                                    -----------
                                                      5,286,676
                                                    -----------
TRANSPORTATION -- 0.2%
    Canadian National Railway Co. .....    5,725        169,961
                                                    -----------
UTILITIES -- 2.7%
    AES Corp.*@.......................    1,590         88,046
    Dominion Resources, Inc. ..........      820         54,940
    Enron Corp.@......................    2,820        234,413
    Exelon Corp. ......................   14,366      1,008,636
    Nisource, Inc.@ ...................    6,910        212,483
    TXU Corp...........................   10,580        468,826
                                                    -----------
                                                      2,067,344
                                                    -----------
TOTAL COMMON STOCK
  (Cost $66,646,115)...................              67,004,149
                                                    -----------

                                       144
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AST MFS GROWTH WITH INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                                          (000)        VALUE
                                          -----        -----
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 7.7%
    Federal Home Loan Bank
      5.50%, 01/02/01..................  $ 2,792    $ 2,791,573
      5.70%, 01/02/01..................    3,191      3,190,495
                                                    -----------
    (Cost $5,982,068)                                 5,982,068
                                                    -----------

                                          SHARES
                                         --------
FOREIGN STOCK -- 5.5%
BEVERAGES -- 0.5%
    Diageo PLC -- (GBP)................   33,094        370,771
                                                    -----------
CHEMICALS -- 0.8%
    AKZO Nobel NV -- (NLG).............   11,610        623,479
                                                    -----------
FARMING & AGRICULTURE -- 0.0%
    Syngenta AG -- (CHF)*..............      307         16,482
                                                    -----------
FINANCIAL-BANK & TRUST -- 0.5%
    HSBC Holdings PLC -- (GBP).........   25,676        377,797
                                                    -----------
FINANCIAL SERVICES -- 0.3%
    ING Groep NV -- (NLG)..............    2,822        225,412
                                                    -----------
FOOD -- 0.8%
    Nestle SA -- (CHF)*................      251        585,486
                                                    -----------
OIL & GAS -- 1.1%
    Royal Dutch Petroleum
      Co. -- (NLG).....................   14,890        912,294
                                                    -----------
PHARMACEUTICALS -- 1.0%
    AstraZeneca Group PLC -- (GBP)*....    3,500        176,456
    Novartis AG -- (CHF)...............      370        654,150
                                                    -----------
                                                        830,606
                                                    -----------
RETAIL & MERCHANDISING -- 0.3%
    Fast Retailing Co. Ltd. -- (JPY)...    1,100        215,569
                                                    -----------
TELECOMMUNICATIONS -- 0.2%
    Vodafone AirTouch PLC -- (GBP).....   38,437        140,960
                                                    -----------
TOTAL FOREIGN STOCK
    (Cost $3,919,452)                                 4,298,856
                                                    -----------

                                           PAR
                                          (000)        VALUE
                                         --------   -----------
CORPORATE OBLIGATIONS -- 0.1%
OIL & GAS -- 0.0%
    Transocean Sedco Forex, Inc. [ZCB]
      [CVT]
      2.604%, 05/24/03.................  $    43    $    25,370
                                                    -----------
TELECOMMUNICATIONS -- 0.1%
    NTL, Inc.
      5.75%, 12/15/09..................        4          1,945
      5.75%, 12/15/09 144A.............      141         68,561
                                                    -----------
                                                         70,506
                                                    -----------
TOTAL CORPORATE OBLIGATIONS
    (Cost $140,472)....................                  95,876
                                                    -----------

                                          SHARES
                                         --------
SHORT-TERM INVESTMENTS -- 0.0%
    Temporary Investment Cash Fund.....    2,135          2,135
    Temporary Investment Fund..........    2,135          2,135
                                                    -----------
    (Cost $4,270)......................                   4,270
                                                    -----------
TOTAL INVESTMENTS -- 99.7%
    (Cost $76,692,377).................              77,385,219
OTHER ASSETS LESS
  LIABILITIES -- 0.3%..................                 233,151
                                                    -----------
NET ASSETS -- 100.0%...................             $77,618,370
                                                    ===========

Foreign currency exchange contracts outstanding at December 31, 2000:

                                         IN
SETTLEMENT               CONTRACTS    EXCHANGE   CONTRACTS    UNREALIZED
MONTH        TYPE        TO RECEIVE     FOR      AT VALUE    APPRECIATION
-------------------------------------------------------------------------
01/01        Buy    EUR     5,681      $5,290     $5,333         $43
                                       ======     ======         ===

--------------------------------------------------------------------------------

Unless otherwise noted, all stocks are common stock.

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the year, this security amounted to less than 0.1% of net assets.

@ All or a portion of the security was on loan. (See Note 2)

See Notes to Financial Statements.

AST ALGER ALL-CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
COMMON STOCK -- 87.4%
BUSINESS SERVICES -- 0.6%
    Commerce One, Inc.*@.............      46,800   $  1,184,625
                                                    ------------
COMPUTER HARDWARE -- 2.2%
    Dell Computer Corp.*@............      93,000      1,621,688
    EMC Corp.*.......................      43,500      2,892,750
                                                    ------------
                                                       4,514,438
                                                    ------------
COMPUTER SERVICES & SOFTWARE -- 14.5%
    Ariba, Inc.*@....................      68,900      3,703,375
    Cisco Systems, Inc.*@............     148,600      5,683,949
    I2 Technologies, Inc.*@..........      76,930      4,183,069
    Microsoft Corp.*.................      60,600      2,636,100
    Openwave Systems, Inc.*@.........      75,900      3,638,456
    Oracle Corp.*@...................     171,200      4,975,500
    Sun Microsystems, Inc.*..........     184,200      5,134,575
                                                    ------------
                                                      29,955,024
                                                    ------------
CONGLOMERATES -- 1.3%
    Tyco International Ltd. .........      49,400      2,741,700
                                                    ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 5.9%
    General Electric Co. ............     130,000      6,231,875
    Sanmina Corp.*@..................      16,000      1,226,000
    Solectron Corp.*@................     136,100      4,613,790
                                                    ------------
                                                      12,071,665
                                                    ------------
FINANCIAL-BANK & TRUST -- 4.0%
    Bank of New York Co., Inc. ......      62,900      3,471,294
    State Street Corp. ..............      37,600      4,670,296
                                                    ------------
                                                       8,141,590
                                                    ------------
FINANCIAL SERVICES -- 7.5%
    Citigroup, Inc. .................     175,466      8,959,733
    Merrill Lynch & Co., Inc.*.......      18,000      1,227,375
    Morgan Stanley Dean Witter &
      Co.*...........................      28,500      2,258,625
    Schwab, (Charles) Corp.@.........      80,000      2,270,000
    Stilwell Financial, Inc.*........      17,850        703,959
                                                    ------------
                                                      15,419,692
                                                    ------------
FOOD -- 2.7%
    Safeway, Inc.*@..................      88,100      5,506,250
                                                    ------------
HEALTHCARE SERVICES -- 3.6%
    Amgen, Inc.*.....................     115,350      7,375,191
                                                    ------------
INSURANCE -- 6.4%
    American International Group,
      Inc.@..........................      81,466      8,029,493
    Marsh & McLennan Co., Inc. ......      42,900      5,019,300
                                                    ------------
                                                      13,048,793
                                                    ------------
INTERNET SERVICES -- 3.0%
    America Online, Inc.*............      91,400      3,180,720
    eBay, Inc.*......................      87,600      2,890,800
                                                    ------------
                                                       6,071,520
                                                    ------------
MEDICAL SUPPLIES & EQUIPMENT -- 3.1%
    Affymetrix, Inc.*@...............      20,000      1,488,750
    Baxter International, Inc. ......      55,000      4,857,188
                                                    ------------
                                                       6,345,938
                                                    ------------

                                         SHARES        VALUE
                                         ------        -----
OIL & GAS -- 1.4%
    BJ Services Co.*@................      21,400   $  1,473,925
    Nabors Industries, Inc.*@........      24,700      1,461,005
                                                    ------------
                                                       2,934,930
                                                    ------------
PHARMACEUTICALS -- 13.6%
    American Home Products Corp. ....      90,800      5,770,340
    Cardinal Health, Inc.@...........      40,000      3,985,000
    Celgene Corp.*@..................      47,800      1,553,500
    Genentech, Inc.*@................      28,400      2,314,600
    Immunex Corp.*@..................      73,850      3,000,156
    Lilly, (Eli) & Co. ..............      50,900      4,736,881
    Pfizer, Inc. ....................     141,600      6,513,600
                                                    ------------
                                                      27,874,077
                                                    ------------
RETAIL & MERCHANDISING -- 5.0%
    Home Depot, Inc. ................     119,700      5,468,794
    Wal-Mart Stores, Inc. ...........      89,850      4,773,281
                                                    ------------
                                                      10,242,075
                                                    ------------
SEMICONDUCTORS -- 0.8%
    Altera Corp.*@...................      65,300      1,718,206
                                                    ------------
TELECOMMUNICATIONS -- 10.4%
    Amdocs Ltd.*@....................      40,000      2,650,000
    AT&T Corp. Liberty Media Group
      Cl-A*..........................      73,000        990,063
    Comcast Corp. Cl-A*@.............      74,100      3,093,675
    McLeodUSA, Inc. Cl-A*@...........      29,400        415,275
    Nokia Corp. Cl-A [ADR]@..........     133,650      5,813,774
    Nortel Networks Corp. NY
      Reg.*@.........................      49,600      1,590,300
    QUALCOMM, Inc.*..................      66,907      5,498,919
    Research in Motion Ltd.*@........      14,780      1,182,400
                                                    ------------
                                                      21,234,406
                                                    ------------
UTILITIES -- 1.4%
    Calpine Corp.*@..................      38,400      1,730,400
    Duke Energy Corp.@ ..............      14,500      1,236,125
                                                    ------------
                                                       2,966,525
                                                    ------------
TOTAL COMMON STOCK
  (Cost $207,252,572)................                179,346,645
                                                    ------------
                                          PAR
                                         (000)
                                       ----------
COMMERCIAL PAPER -- 11.7%
    Avon Capital Corp.
      6.40%, 01/30/01................  $    2,000      1,989,689
    Boeing Capital Corp.
      6.50%, 01/12/01................       3,000      2,994,042
    Countrywide Home Loan
      6.60%, 01/11/01................       3,000      2,994,500
    FPL Fuels, Inc.
      6.60%, 01/08/01................       3,000      2,996,150
    General Electric Capital Corp.
      6.50%, 01/24/01................       3,000      2,987,542
    Montauk Funding
      6.60%, 01/12/01................       3,000      2,993,950
    Nestle Capital Corp.
      6.40%, 01/24/01................       2,000      1,991,822

AST ALGER ALL-CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                          PAR
                                         (000)         VALUE
                                       ----------   ------------
    Salomon Smith Barney
      6.57%, 01/03/01................  $    3,000   $  2,998,905
    Vodafone
      6.50%, 01/24/01
    (Cost $23,938,294)...............       2,000      1,991,694
                                                    ------------
                                                      23,938,294
                                                    ------------
                                         SHARES        VALUE
                                       ----------   ------------
SHORT-TERM INVESTMENTS -- 2.6%
    Temporary Investment Cash Fund...   2,664,386   $  2,664,386
    Temporary Investment Fund........   2,664,385      2,664,385
                                                    ------------
    (Cost $5,328,771)................                  5,328,771
                                                    ------------
TOTAL INVESTMENTS -- 101.7%
    (Cost $236,519,637)..............                208,613,710
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (1.7%)...................                 (3,534,438)
                                                    ------------
NET ASSETS -- 100.0%.................               $205,079,272
                                                    ============

--------------------------------------------------------------------------------

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

@ All or a portion of the security was on loan. (See Note 2)

See Notes to Financial Statements.

AST JANUS MID-CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                          SHARES       VALUE
                                          ------       -----
COMMON STOCK -- 84.5%
AEROSPACE -- 1.4%
    General Motors Corp. Cl-H*..........   40,795   $   938,285
                                                    -----------
BROADCASTING -- 2.9%
    Hispanic Broadcasting Corp.*........   73,665     1,878,458
                                                    -----------
BUSINESS SERVICES -- 3.1%
    Paychex, Inc.@......................   28,040     1,363,445
    PurchasePro.com, Inc.*@.............   37,430       655,025
                                                    -----------
                                                      2,018,470
                                                    -----------
COMPUTER HARDWARE -- 4.9%
    ASM Lithography Holding NV NY
      Reg.*.............................   34,415       776,488
    Insight Enterprises, Inc.*..........   62,455     1,120,287
    Tripath Technology, Inc.*@..........   90,075     1,289,198
                                                    -----------
                                                      3,185,973
                                                    -----------
COMPUTER SERVICES & SOFTWARE -- 8.3%
    Be Free, Inc.*......................  248,195       542,927
    DigitalThink, Inc.*.................  175,085     2,987,387
    Inktomi Corp.*......................   17,520       313,170
    Omnisky Corp.*@.....................  184,960     1,537,480
                                                    -----------
                                                      5,380,964
                                                    -----------
ELECTRONIC COMPONENTS & EQUIPMENT -- 11.9%
    Cree, Inc.*@........................   18,405       653,953
    Intersil Holding Corp.*.............   69,940     1,604,249
    Metromedia Fiber Network, Inc.
      Cl-A*.............................  212,245     2,148,980
    PerkinElmer, Inc....................    4,290       450,450
    SCI Systems, Inc.*@.................   34,165       901,102
    Symbol Technologies, Inc.@..........   55,390     1,994,040
                                                    -----------
                                                      7,752,774
                                                    -----------
FINANCIAL SERVICES -- 1.1%
    E*TRADE Group, Inc.*@...............   98,140       723,783
                                                    -----------
HEALTH CARE -- 2.1%
    Medarex, Inc.*@.....................   34,200     1,393,650
                                                    -----------
INTERNET SERVICES -- 9.3%
    Exodus Communications, Inc.*@.......  152,850     3,056,999
    Skillsoft Corp.*....................  121,725     2,282,344
    University of Phoenix Online*.......   21,750       701,438
                                                    -----------
                                                      6,040,781
                                                    -----------
MEDICAL SUPPLIES & EQUIPMENT -- 1.3%
    Maxygen, Inc.*@.....................   33,645       824,303
                                                    -----------
PERSONAL SERVICES -- 1.9%
    Apollo Group, Inc. Cl-A*@...........   25,550     1,256,741
                                                    -----------
PHARMACEUTICALS -- 4.1%
    Millennium Pharmaceuticals, Inc.*...   42,855     2,651,653
                                                    -----------

                                          SHARES       VALUE
                                          ------       -----
PRINTING & PUBLISHING -- 0.2%
    Lexmark International Group, Inc.
      Cl-A*@............................    3,625   $   160,633
                                                    -----------
SEMICONDUCTORS -- 6.3%
    Integrated Device Technology,
      Inc.*.............................   28,585       946,878
    SDL, Inc.*@.........................    6,345       940,250
    Vitesse Semiconductor Corp.*@.......   39,770     2,199,778
                                                    -----------
                                                      4,086,906
                                                    -----------
TELECOMMUNICATIONS -- 25.1%
    AT&T Canada, Inc. NY Reg.*..........  140,220     4,092,670
    Crown Castle International
      Corp.*@...........................   96,360     2,607,743
    EchoStar Communications Corp.
      Cl-A*@............................   65,720     1,495,130
    Level 3 Communications, Inc.*@......   64,110     2,103,609
    McLeodUSA, Inc. Cl-A*@..............  178,985     2,528,163
    Universal Access, Inc.*.............  233,900     1,871,200
    Western Wireless Corp. Cl-A*@.......   42,755     1,675,462
                                                    -----------
                                                     16,373,977
                                                    -----------
UTILITIES -- 0.6%
    AES Corp.*@.........................    6,830       378,211
                                                    -----------
TOTAL COMMON STOCK
  (Cost $74,844,705)....................             55,045,562
                                                    -----------
                                            PAR
                                           (000)
                                           -----
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 13.7%
    Federal Home Loan Bank
      5.70%, 01/02/01
    (Cost $8,898,591)...................  $ 8,900     8,898,591
                                                    -----------
CORPORATE OBLIGATIONS -- 1.0%
INTERNET SERVICES
    PSINet, Inc.
      11.00%, 08/01/09
    (Cost $1,438,342)...................    2,425       642,625
                                                    -----------
                                          SHARES
                                          ------
SHORT-TERM INVESTMENTS -- 0.0%
    Temporary Investment Cash Fund......   10,742        10,742
    Temporary Investment Fund...........   10,741        10,741
                                                    -----------
    (Cost $21,483)......................                 21,483
                                                    -----------
TOTAL INVESTMENTS -- 99.2%
  (Cost $85,203,121)....................             64,608,261
OTHER ASSETS LESS LIABILITIES -- 0.8%...                489,580
                                                    -----------
NET ASSETS -- 100.0%....................            $65,097,841
                                                    ===========

--------------------------------------------------------------------------------

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

@ All or a portion of the security was on loan. (See Note 2)

See Notes to Financial Statements.

AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                            SHARES     VALUE
                                            ------     -----
COMMON STOCK -- 38.7%
BROADCASTING -- 0.1%
    Tivo, Inc.*...........................    400    $    2,150
                                                     ----------
BUILDING MATERIALS -- 0.3%
    Lone Star Technologies, Inc.*.........    100         3,850
    Trex Co., Inc.*.......................    100         2,519
                                                     ----------
                                                          6,369
                                                     ----------
BUSINESS SERVICES -- 1.2%
    Adelphia Business Solutions, Inc.*....    100           425
    DiamondCluster International, Inc.*...    400        12,200
    Learning Tree International, Inc.*....    100         4,950
    Micromuse, Inc.*......................    100         6,036
                                                     ----------
                                                         23,611
                                                     ----------
CAPITAL GOODS -- 0.3%
    Mettler-Toledo International, Inc.*...    100         5,438
                                                     ----------
CLOTHING & APPAREL -- 0.6%
    Abercrombie & Fitch Co. Cl-A*.........    200         4,000
    Pacific Sunwear of California,
      Inc.*...............................    300         7,688
                                                     ----------
                                                         11,688
                                                     ----------
COMPUTER HARDWARE -- 1.0%
    Insight Enterprises, Inc.*............    700        12,556
    Plexus Corp.*.........................    200         6,078
                                                     ----------
                                                         18,634
                                                     ----------
COMPUTER SERVICES & SOFTWARE -- 3.2%
    Braun Consulting, Inc.*...............    400         1,475
    Cognizant Technology Solutions
      Corp.*..............................    400        14,524
    Earthweb, Inc.*.......................    200         1,475
    Firepond, Inc.*.......................    100           944
    InterTrust Technologies Corp.*........    100           338
    Kana Communications, Inc.*............    200         2,300
    Modem Media, Inc.*....................    100           331
    OTG Software, Inc.*...................    400         6,456
    Packeteer, Inc.*......................    400         4,950
    Puma Technology, Inc.*................    100           416
    Seachange International, Inc.*........    400         8,125
    USinternetworking, Inc.*..............    100           500
    webMethods, Inc.*.....................    100         8,894
    WebTrends Corp.*......................    300         8,681
    Witness Systems, Inc.*................    200         2,700
                                                     ----------
                                                         62,109
                                                     ----------
ELECTRONIC COMPONENTS & EQUIPMENT -- 5.6%
    ACT Manufacturing, Inc.*..............    400         6,300
    Aeroflex, Inc.*.......................    400        11,530
    AXT, Inc.*............................    300         9,919
    Credence Systems Corp.*...............    300         6,900
    Harmonic, Inc.*.......................    400         2,275
    hi/fn, Inc.*..........................    400        11,000
    Kopin Corp.*..........................    400         4,425
    MIPS Technologies, Inc.*..............    400        10,675
    Sawtek, Inc.*.........................    200         9,238
    Technitrol, Inc.*.....................    100         4,113
    Three-Five Systems, Inc.*.............    400         7,200

                                            SHARES     VALUE
                                            ------     -----
    Trimble Navigation Ltd.*..............    300    $    7,200
    Veeco Instruments, Inc.*..............    400        16,049
                                                     ----------
                                                        106,824
                                                     ----------
ENTERTAINMENT & LEISURE -- 0.3%
    Sirius Satellite Radio, Inc.*.........    200         5,988
                                                     ----------
ENVIRONMENTAL SERVICES -- 0.3%
    Tetra Tech, Inc.*.....................    200         6,375
                                                     ----------
FARMING & AGRICULTURE -- 0.1%
    Delta & Pine Land Co. ................    100         2,094
                                                     ----------
FINANCIAL-BANK & TRUST -- 0.7%
    Commerce Bancorp, Inc.*...............    100         6,838
    Silicon Valley Bancshares.............    200         6,912
                                                     ----------
                                                         13,750
                                                     ----------
FINANCIAL SERVICES -- 1.1%
    Americredit Corp.*....................    200         5,450
    Investors Financial Service Corp. ....    100         8,600
    Metris Companies, Inc.*...............    200         5,263
    Net.B@nk, Inc.*.......................    400         2,625
                                                     ----------
                                                         21,938
                                                     ----------
FOOD -- 0.2%
    Hain Celestial Group, Inc.*...........    100         3,250
                                                     ----------
HEALTHCARE SERVICES -- 0.9%
    Albany Molecular Research, Inc.*......    200        12,325
    Amerisource Health Corp.*.............    100         5,050
                                                     ----------
                                                         17,375
                                                     ----------
INTERNET SERVICES -- 4.3%
    724 Solutions, Inc.*..................    200         3,338
    Accrue Software, Inc.*................    100           250
    Clarent Corp.*........................    300         3,394
    E.Piphany, Inc.*......................    400        21,575
    F5 Networks, Inc.*....................    400         3,800
    Internet Security Systems, Inc.*......    500        39,218
    Keynote Systems, Inc.*................    400         5,675
    Liberate Technologies, Inc.*..........    200         2,725
    WebMD Corp.*..........................    400         3,175
                                                     ----------
                                                         83,150
                                                     ----------
MACHINERY & EQUIPMENT -- 0.2%
    Advanced Energy Industries*...........    200         4,500
                                                     ----------
MEDICAL SUPPLIES & EQUIPMENT -- 1.7%
    Applied Molecular Evolution*..........    200         3,413
    Charles River Laboratories
      International, Inc.*................    300         8,212
    Inamed Corp.*.........................    400         8,175
    Lexicom Genetics, Inc.*...............    400         6,650
    Maxygen, Inc.*........................    300         7,350
                                                     ----------
                                                         33,800
                                                     ----------
METALS & MINING -- 0.2%
    Stillwater Mining Co.*................    100         3,935
                                                     ----------
OIL & GAS -- 1.8%
    Friede Goldman Halter, Inc.*..........    100           356
    Key Energy Services, Inc.*............    100         1,044
    NS Group, Inc.*.......................    400         3,780

AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                            SHARES     VALUE
                                            ------     -----
    Patterson Energy, Inc.*...............    200    $    7,450
    R & B Falcon Corp.*...................    200         4,588
    Tidewater, Inc. ......................    400        17,750
                                                     ----------
                                                         34,968
                                                     ----------
PHARMACEUTICALS -- 4.6%
    Al Pharma, Inc.*......................    200         8,775
    Alexion Pharmaceuticals, Inc.*........    400        25,974
    Aurora Biosciences Corp.*.............    400        12,575
    Celgene Corp.*........................    400        13,000
    Cell Therapeutics, Inc.*..............    100         4,506
    Curagen Corp.*........................    400        10,925
    Enzon, Inc.*..........................    100         6,206
    Pharmacopeia, Inc.*...................    300         6,544
                                                     ----------
                                                         88,505
                                                     ----------
PRINTING & PUBLISHING -- 0.1%
    Zomax, Inc.*..........................    400         1,825
                                                     ----------
RETAIL & MERCHANDISING -- 0.5%
    Factory 2-U Stores, Inc.*.............    100         3,313
    Linens 'n Things, Inc.*...............    200         5,525
                                                     ----------
                                                          8,838
                                                     ----------
SCIENCE & TECHNOLOGY -- 0.7%
    Molecular Devices Corp.*..............    200        13,688
                                                     ----------
SEMICONDUCTORS -- 3.8%
    Alpha Industries, Inc.*...............    300        11,099
    Anadigics, Inc.*......................    400         6,550
    ATMI, Inc.*...........................    400         7,800
    Cymer, Inc.*..........................    200         5,147
    Exar Corp.*...........................    200         6,197
    Globespan, Inc.*......................    200         5,500
    Pixelworks, Inc.*.....................    400         8,950
    Pri Automation, Inc.*.................    300         5,625
    Semtech Corp.*........................    400         8,825
    Varian Semiconductor Equipment
      Associates, Inc.*...................    200         4,750
    Virata Corp.*.........................    300         3,263
                                                     ----------
                                                         73,706
                                                     ----------
TELECOMMUNICATIONS -- 4.6%
    Adaptive Broadband Corp.*.............    400         2,450
    Airnet Communications Corp.*..........    100           675

                                            SHARES     VALUE
                                            ------     -----
    Alamosa PCS Holdings, Inc.*...........    100    $      800
    ANTEC Corp.*..........................    400         3,163
    AudioCodes Ltd.*......................    200         2,713
    Avanex Corp.*.........................    200        11,913
    Aware, Inc.*..........................    400         7,100
    C-Cor.Net Corp.*......................    400         3,888
    Digital Lightwave, Inc.*..............    400        12,674
    Mpower Communications Corp.*..........    100           513
    Netro Corp.*..........................    200         1,388
    SCM Microsystems, Inc. ...............    400        13,199
    Stanford Microdevices, Inc.*..........    400        14,399
    Tollgrade Communications Inc.*........    400        14,599
                                                     ----------
                                                         89,474
                                                     ----------
TRANSPORTATION -- 0.3%
    Trico Marine Services, Inc.*..........    400         6,175
                                                     ----------
TOTAL COMMON STOCK
  (Cost $835,343).........................              750,157
                                                     ----------
                                             PAR
                                            (000)
                                            -----
REPURCHASE AGREEMENTS -- 16.9%
    Greenwich Capital Markets, Inc. 5.90%,
      dated 12/29/00, maturing 01/02/01,
      repurchase price $327,214
      (Collateralized by U.S. Treasury
      Bonds, par value $282,000, market
      value $334,012, due 11/15/09)
      (Cost $327,000).....................   $327       327,000
                                                     ----------
                                            SHARES
                                            ------
SHORT-TERM INVESTMENTS -- 0.1%
    Temporary Investment Cash Fund........    783           783
    Temporary Investment Fund.............    782           782
                                                     ----------
    (Cost $1,565).........................                1,565
                                                     ----------
TOTAL INVESTMENTS -- 55.7%
  (Cost $1,163,908).......................            1,078,722
OTHER ASSETS LESS LIABILITIES -- 44.3%....              859,080
                                                     ----------
NET ASSETS -- 100.0%......................           $1,937,802
                                                     ==========

--------------------------------------------------------------------------------

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

See Notes to Financial Statements.

AST GABELLI ALL-CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

                                           SHARES      VALUE
                                           ------      -----
COMMON STOCK -- 72.1%
AEROSPACE -- 5.2%
    General Motors Corp. Cl-H*...........  10,600   $   243,799
    Litton Industries, Inc.*.............   2,500       196,719
    Lockheed Martin Corp. ...............   2,500        84,875
    Northrop Grumman Corp.*..............   1,500       124,500
    Raytheon Co. Cl-A....................   3,000        87,000
                                                    -----------
                                                        736,893
                                                    -----------
AUTOMOTIVE PARTS -- 0.6%
    Dana Corp. ..........................   5,000        76,563
    Federal-Mogul Corp. .................   6,000        13,875
                                                    -----------
                                                         90,438
                                                    -----------
BEVERAGES -- 1.2%
    Whitman Corp. .......................  10,000       163,750
                                                    -----------
BROADCASTING -- 3.2%
    Gray Communications Cl-B*............   3,000        44,063
    UnitedGlobalCom, Inc. Cl-A*..........  13,000       177,125
    Young Broadcasting Corp. Cl-A*.......   6,800       227,693
                                                    -----------
                                                        448,881
                                                    -----------
BUSINESS SERVICES -- 0.4%
    Galileo International, Inc. .........   3,000        60,000
                                                    -----------
CABLE TELEVISION -- 1.2%
    Cablevision Systems Corp. Cl-A*......   2,000       169,875
                                                    -----------
CHEMICALS -- 1.3%
    Hercules, Inc.*......................  10,000       190,625
                                                    -----------
COMPUTER HARDWARE -- 2.3%
    Apple Computer, Inc.*................   3,200        47,600
    Compaq Computer Corp. ...............  18,400       276,920
                                                    -----------
                                                        324,520
                                                    -----------
CONGLOMERATES -- 1.0%
    ITT Industries, Inc. ................   1,000        38,750
    Philip Morris Co., Inc. .............   2,400       105,600
                                                    -----------
                                                        144,350
                                                    -----------
CONSUMER PRODUCTS & SERVICES -- 5.0%
    ACNielson Corp.*.....................   4,000       145,000
    Energizer Holdings, Inc.*............   1,500        32,063
    Gillette Co. ........................  10,500       379,312
    International Flavors & Fragrances,
      Inc. ..............................   4,000        81,250
    Rayovac Corp.*.......................   5,000        70,938
                                                    -----------
                                                        708,563
                                                    -----------
ELECTRONIC COMPONENTS & EQUIPMENT -- 0.4%
    Magnetek, Inc.*......................   2,000        26,000
    Thomas & Betts Corp. ................   2,000        32,375
                                                    -----------
                                                         58,375
                                                    -----------
ENERGY SERVICES -- 0.8%
    Dynegy, Inc. ........................   1,000        56,063
    Xcel Energy, Inc.*...................   2,000        58,125
                                                    -----------
                                                        114,188
                                                    -----------
ENTERTAINMENT & LEISURE -- 3.2%
    Gemstar-TV Guide International,
      Inc.*..............................   3,500       162,313
    Mattel, Inc. ........................   6,000        86,640

                                           SHARES      VALUE
                                           ------      -----
    Time Warner, Inc. ...................   1,500   $    78,360
    Viacom, Inc.*........................   2,800       131,600
                                                    -----------
                                                        458,913
                                                    -----------
ENVIRONMENTAL SERVICES -- 1.0%
    Waste Management, Inc. ..............   5,000       138,750
                                                    -----------
FINANCIAL-BANK & TRUST -- 0.4%
    Bank One Corp. ......................   1,500        54,938
                                                    -----------
FINANCIAL SERVICES -- 1.8%
    Fleet Financial Group, Inc.*.........   2,000        75,125
    Providian Financial Corp.*...........   3,100       178,250
                                                    -----------
                                                        253,375
                                                    -----------
FOOD -- 8.9%
    Albertson's, Inc. ...................   5,000       132,500
    Archer Daniels Midland Co. ..........  12,000       180,000
    Flowers Industries, Inc. ............  10,000       157,500
    IBP, Inc. ...........................  10,000       267,499
    Interstate Bakeries Corp. ...........  10,000       140,625
    Keebler Foods Co. ...................   2,000        82,875
    Kellogg Co. .........................   6,000       157,500
    Sensient Technologies Corp. .........   6,000       136,500
                                                    -----------
                                                      1,254,999
                                                    -----------
INTERNET SERVICES -- 0.3%
    Meredith Corp.*......................   1,500        48,281
                                                    -----------
MACHINERY & EQUIPMENT -- 0.6%
    SPS Technologies, Inc.*..............   1,500        82,219
                                                    -----------
OIL & GAS -- 1.0%
    MCN Energy Group, Inc. ..............   2,200        60,912
    National Fuel Gas Co. ...............     700        44,056
    Williams Companies, Inc. ............   1,000        39,938
                                                    -----------
                                                        144,906
                                                    -----------
PAPER & FOREST PRODUCTS -- 6.7%
    Mead Corp. ..........................  10,000       313,750
    Westvaco Corp. ......................  12,000       350,250
    Willamette Industries, Inc. .........   6,000       281,625
                                                    -----------
                                                        945,625
                                                    -----------
PERSONAL SERVICES -- 2.2%
    Cendant Corp.*.......................  32,800       315,700
                                                    -----------
PRINTING & PUBLISHING -- 2.5%
    Belo, (A.H.) Corp. Cl-A..............  14,000       224,000
    Journal Register Co.*................   4,000        64,250
    Tribune Co. .........................   1,500        60,938
                                                    -----------
                                                        349,188
                                                    -----------
RETAIL & MERCHANDISING -- 0.5%
    Gap, Inc. ...........................   3,000        76,500
                                                    -----------
TELECOMMUNICATIONS -- 10.0%
    AT&T Corp. Liberty Media Group
      Cl-A*..............................  11,000       149,188
    CoreComm Ltd.*.......................   4,000        19,813
    Leap Wireless International, Inc.*...   2,500        62,500
    Motorola, Inc. ......................   4,800        97,200
    NTL, Inc.*...........................   4,000        95,750
    Sprint Corp. (PCS Group)*............   3,000        61,313

AST GABELLI ALL-CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

                                           SHARES      VALUE
                                           ------      -----
    Telephone & Data Systems, Inc. ......   2,500   $   225,000
    United States Cellular Corp.*........   4,000       240,999
    Voicestream Wireless Corp.*..........   3,000       301,874
    WorldCom, Inc.*......................  10,200       142,800
                                                    -----------
                                                      1,396,437
                                                    -----------
TRANSPORTATION -- 2.4%
    Avis Group Holdings, Inc.*...........   4,000       130,250
    Navistar International Corp.*........   8,000       209,500
                                                    -----------
                                                        339,750
                                                    -----------
UTILITIES -- 8.0%
    AES Corp.*...........................   1,100        60,913
    Azurix Corp.*........................  20,000       163,749
    Calpine Corp.*.......................   1,200        54,075
    Cinergy Corp. .......................   1,700        59,713
    DQE, Inc.*...........................   5,000       163,749
    El Paso Electric Co.*................   5,000        65,999
    Exelon Corp. ........................     700        49,147
    Kansas City Power & Light Co. .......   2,200        60,363
    Montana Power Co. ...................   2,400        49,800
    Niagara Mohawk Holdings, Inc.*.......   3,600        60,075
    PPL Corp. ...........................   1,300        58,744
    Public Service Enterprise Group,
      Inc. ..............................   1,200        58,350
    Reliant Energy, Inc. ................   1,300        56,306
    Rochester Gas & Electric Corp. ......   1,800        58,388
    Southern Co. ........................   1,800        59,850
    Wisconsin Energy Corp. ..............   2,700        60,919
                                                    -----------
                                                      1,140,140
                                                    -----------
TOTAL COMMON STOCK
  (Cost $10,104,981).....................            10,210,179
                                                    -----------
                                            PAR
                                           (000)       VALUE
                                           -----       -----
U.S. TREASURY OBLIGATIONS -- 30.4%
    U.S. Treasury Bills
      5.88%, 01/25/01....................  $  251   $   250,016
      5.575%, 02/08/01...................     201       199,817
      5.85%, 03/01/01....................     607       600,884
      5.855%, 03/01/01...................   1,620     1,603,665
      5.05%, 03/08/01....................     252       249,561
      5.76%, 03/08/01....................     202       199,770
      5.35%, 03/22/01....................     506       499,759
      5.49%, 05/03/01....................     714       700,389
                                                    -----------
    (Cost $4,305,703)....................             4,303,861
                                                    -----------
                                           SHARES
                                           ------
SHORT-TERM INVESTMENTS -- 0.5%
    Temporary Investment Cash Fund.......  38,684        38,684
    Temporary Investment Fund............  38,684        38,684
                                                    -----------
    (Cost $77,368).......................                77,368
                                                    -----------
TOTAL INVESTMENTS -- 103.0%
  (Cost $14,488,052).....................            14,591,408
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (3.0%).......................              (426,735)
                                                    -----------
NET ASSETS -- 100.0%.....................           $14,164,673
                                                    ===========

--------------------------------------------------------------------------------

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

See Notes to Financial Statements.

AST JANUS STRATEGIC VALUE PORTFOLIO
--------------------------------------------------------------------------------

                                            PAR         VALUE
                                            ---         -----
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 67.7%
    Federal Home Loan Bank
      5.70%, 01/02/01
      (Cost $4,299,320)................  $4,300,000   $4,299,319
                                                      ----------
                                           SHARES
                                           ------
COMMON STOCK -- 28.1%
AEROSPACE -- 0.1%
    Boeing Co.*........................          70        4,620
                                                      ----------
AUTOMOTIVE PARTS -- 1.4%
    Delphi Automotive Systems Corp. ...       2,120       23,850
    Lear Corp.*........................         700       17,369
    TRW, Inc. .........................       1,240       48,050
                                                      ----------
                                                          89,269
                                                      ----------
BUILDING MATERIALS -- 0.3%
    Cemex SA de CV [ADR]...............       1,145       20,682
                                                      ----------
BUSINESS SERVICES -- 0.2%
    Iron Mountain, Inc.*...............         315       11,694
                                                      ----------
CHEMICALS -- 1.4%
    Cytec Industries, Inc.*............         475       18,970
    DuPont, (E.I.) de Nemours & Co.*...         550       26,573
    Lyondell Chemical Co. .............       1,515       23,198
    Reliance Industries [GDR] 144A*+...         990       14,379
    Solutia, Inc. .....................         420        5,040
                                                      ----------
                                                          88,160
                                                      ----------
CLOTHING & APPAREL -- 0.2%
    Liz Claiborne, Inc.*...............         265       11,031
                                                      ----------
COMPUTER HARDWARE -- 0.2%
    Apple Computer, Inc.*..............         690       10,264
                                                      ----------
COMPUTER SERVICES & SOFTWARE -- 3.8%
    3Com Corp.*........................       8,300       70,550
    Cadence Design Systems, Inc.*......       2,995       82,362
    Ceridian Corp.*....................       2,810       56,024
    Unisys Corp.*......................       1,715       25,082
                                                      ----------
                                                         234,018
                                                      ----------
CONGLOMERATES -- 2.2%
    Minnesota Mining & Manufacturing
      Co.*.............................         515       62,058
    Tyco International Ltd. ...........       1,450       80,475
                                                      ----------
                                                         142,533
                                                      ----------
CONSUMER PRODUCTS & SERVICES -- 0.2%
    Gillette Co. ......................         320       11,560
                                                      ----------
ENTERTAINMENT & LEISURE -- 1.1%
    Bally Total Fitness Holding
      Corp.*...........................         265        8,977
    Mattel, Inc. ......................       2,640       38,122
    Station Casinos, Inc.*.............         945       14,116
    Time Warner, Inc. .................         160        8,358
                                                      ----------
                                                          69,573
                                                      ----------

                                           SHARES       VALUE
                                           ------       -----
FINANCIAL-BANK & TRUST -- 0.6%
    Bank of New York Co., Inc. ........         430   $   23,730
    Morgan, (J.P.) & Co., Inc. ........         105       17,378
                                                      ----------
                                                          41,108
                                                      ----------
FINANCIAL SERVICES -- 1.5%
    American Express Co. ..............         495       27,194
    Citigroup, Inc. ...................         155        7,915
    Dun & Bradstreet Corp.*............         385        9,962
    Household International, Inc. .....          10          550
    Merrill Lynch & Co., Inc.*.........         450       30,684
    Moody's Corp. .....................         775       19,908
                                                      ----------
                                                          96,213
                                                      ----------
FOOD -- 0.0%
    Albertson's, Inc. .................          80        2,120
                                                      ----------
HEALTHCARE SERVICES -- 0.2%
    Apria Healthcare Group, Inc.*......         430       12,793
                                                      ----------
MACHINERY & EQUIPMENT -- 1.7%
    Danaher Corp. .....................       1,330       90,939
    Terex Corp.*.......................         900       14,569
                                                      ----------
                                                         105,508
                                                      ----------
MEDICAL SUPPLIES & EQUIPMENT -- 1.0%
    Becton Dickinson & Co. ............       1,800       62,325
                                                      ----------
METALS & MINING -- 1.0%
    Alcoa, Inc. .......................       1,985       66,498
                                                      ----------
OIL & GAS -- 3.5%
    Anadarko Petroleum Corp. ..........         425       30,209
    Burlington Resources, Inc. ........         475       23,988
    Coastal Corp. .....................       1,555      137,325
    Kinder Morgan, Inc. ...............         590       30,790
                                                      ----------
                                                         222,312
                                                      ----------
PAPER & FOREST PRODUCTS -- 0.3%
    Packaging Corp. of America*........       1,315       21,204
                                                      ----------
PRINTING & PUBLISHING -- 0.9%
    New York Times Co. ................         940       37,659
    Valassis Communications, Inc.*.....         640       20,200
                                                      ----------
                                                          57,859
                                                      ----------
RETAIL & MERCHANDISING -- 0.5%
    Ames Department Stores, Inc.*......         720        1,035
    Gap, Inc. .........................       1,230       31,365
                                                      ----------
                                                          32,400
                                                      ----------
SEMICONDUCTORS -- 1.2%
    Advanced Micro Devices, Inc.*......       5,465       75,485
                                                      ----------
TELECOMMUNICATIONS -- 2.9%
    AT&T Corp. Liberty Media Group
      Cl-A*............................         420        5,696
    Comcast Corp. Cl-A*................         555       23,171
    McLeodUSA, Inc. Cl-A*..............       2,930       41,386
    SBC Communications, Inc. ..........       1,785       85,234
    Telefonos de Mexico SA Cl-L
      [ADR]............................         455       20,532
    WinStar Communications, Inc.*......         723        8,450
                                                      ----------
                                                         184,469
                                                      ----------

AST JANUS STRATEGIC VALUE PORTFOLIO
--------------------------------------------------------------------------------

                                           SHARES       VALUE
                                           ------       -----
TRANSPORTATION -- 0.1%
    CNF Transportation, Inc. ..........         275   $    9,298
                                                      ----------
UTILITIES -- 1.6%
    Enron Corp. .......................         335       27,847
    Montana Power Co. .................       3,680       76,360
                                                      ----------
                                                         104,207
                                                      ----------
TOTAL COMMON STOCK
  (Cost $1,834,439)....................                1,787,203
                                                      ----------
PREFERRED STOCK -- 0.9%
TELECOMMUNICATIONS
    Winstar Communications, Inc. 7.25%
      (Cost $46,105)...................         130       55,250
                                                      ----------
                                            PAR
                                            ---
CORPORATE OBLIGATIONS -- 0.0%
RETAIL & MERCHANDISING
    Ames Department Stores
      10.00%, 04/15/06
      (Cost $1,320)....................  $    5,000          775
                                                      ----------
                                           SHARES       VALUE
                                           ------       -----
SHORT-TERM INVESTMENTS -- 1.2%
    Temporary Investment Cash Fund.....      38,567   $   38,567
    Temporary Investment Fund..........      38,566       38,566
                                                      ----------
    (Cost $77,133).....................                   77,133
                                                      ----------
TOTAL INVESTMENTS -- 97.9%
    (Cost $6,258,317)..................                6,219,680
OTHER ASSETS LESS
  LIABILITIES -- 2.1%..................                  131,781
                                                      ----------
NET ASSETS -- 100.0%...................               $6,351,461
                                                      ==========

--------------------------------------------------------------------------------

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

+ Illiquid security. At the end of the year, this security amounted to 0.2% of net assets.

144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the year, this security amounted to 0.2% of net assets.

See Notes to Financial Statements.

AST KINETICS INTERNET PORTFOLIO
--------------------------------------------------------------------------------

                                             SHARES     VALUE
                                             ------     -----
COMMON STOCK -- 46.5%
ADVERTISING -- 2.7%
    Getty Images, Inc.*....................      250   $  8,000
    Penton Media, Inc. ....................      650     17,469
                                                       --------
                                                         25,469
                                                       --------
BROADCASTING -- 8.6%
    Barra, Inc.*...........................      900     42,413
    SBS Broadcasting*......................      300      7,856
    UnitedGlobalCom, Inc. Cl-A*............    2,350     32,019
                                                       --------
                                                         82,288
                                                       --------
COMPUTER HARDWARE -- 1.1%
    Mercury Computer Systems, Inc.*........      225     10,448
                                                       --------
COMPUTER SERVICES & SOFTWARE -- 1.4%
    Formula Systems (1985) Ltd.*...........      200      5,863
    Radisys Corp.*.........................      300      7,762
                                                       --------
                                                         13,625
                                                       --------
E-COMMERCE -- 2.6%
    Catalina Marketing Corp.*..............      650     25,309
                                                       --------
ENTERTAINMENT & LEISURE -- 3.2%
    Gemstar-TV Guide International,
      Inc.*................................      650     30,144
                                                       --------
FINANCIAL SERVICES -- 0.9%
    Tremont Advisers, Inc. Cl-B*...........      700      8,356
                                                       --------
INFRASTRUCTURE -- 4.3%
    Lynch Interactive Corp.*...............      575     25,012
    Netcom AB*.............................      200      8,169
    RCN Corp.*.............................    1,200      7,575
                                                       --------
                                                         40,756
                                                       --------
INTERNET SERVICES -- 1.0%
    eBay, Inc.*............................      300      9,900
                                                       --------
MACHINERY & EQUIPMENT -- 0.3%
    Thermo Electron Corp.*.................      100      2,975
                                                       --------
MEDIA CONTENT -- 0.4%
    Liberty Livewire Corp. Cl-A*...........      550      4,228
                                                       --------

                                             SHARES     VALUE
                                             ------     -----
TELECOMMUNICATIONS -- 16.3%
    AT&T Corp. Liberty Media Group Cl-A*...    4,600   $ 62,387
    Commonwealth Telephone Enterprises,
      Inc.*................................    1,400     48,999
    IDT Corp.*.............................      300      6,113
    Millicom International Cellular SA*....      300      6,900
    Telephone & Data Systems, Inc. ........      350     31,500
                                                       --------
                                                        155,899
                                                       --------
VENTURE CAPITAL -- 3.7%
    Kroll-O' Gara Co.*.....................    4,800     28,800
    London Pacific Group [ADR]*............      400      3,025
    Tredegar Industries*...................      200      3,488
                                                       --------
                                                         35,313
                                                       --------
TOTAL COMMON STOCK
  (Cost $559,522)..........................             444,710
                                                       --------
                                               PAR
                                              (000)
                                              -----
CORPORATE OBLIGATIONS -- 1.8%
    Safeguard Scientifics
      5.00%, 06/15/06
    (Cost $31,292).........................  $    30     17,363
                                                       --------
                                             SHARES
                                             ------
SHORT-TERM INVESTMENTS -- 10.1%
    Temporary Investment Cash Fund.........   48,100     48,100
    Temporary Investment Fund..............   48,100     48,100
                                                       --------
    (Cost $96,200).........................              96,200
                                                       --------
TOTAL INVESTMENTS -- 58.4%
  (Cost $687,014)..........................             558,273
OTHER ASSETS LESS LIABILITIES -- 41.6%.....             397,164
                                                       --------
NET ASSETS -- 100.0%.......................            $955,437
                                                       ========

--------------------------------------------------------------------------------

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

See Notes to Financial Statements.

AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
--------------------------------------------------------------------------------

                                            PAR
                                           (000)     VALUE
                                           -----     -----
CORPORATE OBLIGATIONS -- 55.5%
ADVERTISING -- 1.3%
    Getty Images, Inc. [CVT]
      5.00%, 03/15/07....................  $   60  $   45,675
    Young & Rubicam, Inc. [CVT]
      3.00%, 01/15/05....................      40      39,350
                                                   ----------
                                                       85,025
                                                   ----------
AUTOMOBILE MANUFACTURERS -- 0.3%
    Oshkosh Truck Corp.
      8.75%, 03/01/08....................      20      19,300
                                                   ----------
BROADCASTING -- 2.1%
    Clear Channel Communications [CVT]
      1.50%, 12/01/02....................      50      44,813
    Sinclair Broadcast Group, Inc.
      10.00%, 09/30/05...................     100      97,500
                                                   ----------
                                                      142,313
                                                   ----------
BUILDING & REAL ESTATE -- 2.1%
    American Standard, Inc.
      8.25%, 06/01/09....................     100      95,500
    D.R. Horton, Inc.
      10.00%, 04/15/06...................      45      45,000
                                                   ----------
                                                      140,500
                                                   ----------
BUSINESS SERVICES -- 0.8%
    Doubleclick Inc. [CVT]
      4.75%, 03/15/06....................      50      28,750
    Iron Mountain, Inc.
      10.125%, 10/01/06..................      25      26,000
                                                   ----------
                                                       54,750
                                                   ----------
CABLE TELEVISION -- 5.5%
    Century Communications
      8.375%, 12/15/07...................     100      84,250
    CSC Holdings, Inc.
      8.125%, 08/15/09...................     100     102,057
    Echostar DBS Corp.
      9.375%, 02/01/09...................     100      97,500
    Mediacom LLC
      8.50%, 04/15/08....................     100      92,000
                                                   ----------
                                                      375,807
                                                   ----------
CHEMICALS -- 1.4%
    Huntsman ICI Chemicals Corp.
      10.125%, 07/01/09..................     100      97,750
                                                   ----------
COMPUTER SERVICES & SOFTWARE -- 2.7%
    Computer Associates International,
      Inc.
      6.375%, 04/15/05...................     100      92,533
    Exodus Communications, Inc. 144A
      11.625%, 07/15/10..................     100      89,500
                                                   ----------
                                                      182,033
                                                   ----------
ELECTRONIC COMPONENTS & EQUIPMENT -- 3.3%
    AES Corp.
      9.50%, 06/01/09....................     100     104,000
    Kansas City Power & Light
      7.125%, 12/15/05...................     100     101,040

                                            PAR
                                           (000)     VALUE
                                           -----     -----
    L-3 Communications Holdings, Inc.
      10.375%, 05/01/07..................  $   20  $   20,700
                                                   ----------
                                                      225,740
                                                   ----------
ENERGY SERVICES -- 0.4%
    Chesapeake Energy Corp.
      9.625%, 05/01/05...................      25      25,844
                                                   ----------
ENTERTAINMENT & LEISURE -- 1.8%
    Mohegan Tribal Gaming
      8.75%, 01/01/09....................     100     100,375
    Park Place Entertainment
      9.375%, 02/15/07...................      20      20,700
                                                   ----------
                                                      121,075
                                                   ----------
ENVIRONMENTAL SERVICES -- 1.4%
    Allied Waste North America Co. Cl-B
      7.875%, 01/01/09...................     100      93,250
                                                   ----------
FINANCIAL SERVICES -- 1.6%
    AIG Funding, Inc. [CVT]
      0.5%, 05/15/07.....................      20      23,025
    Elan Finance Corp. Ltd. [CVT]
      1.508%, 12/15/18...................     100      73,750
    JMH Finance Ltd. [CVT] 144A
      4.75%, 09/06/07....................      10      10,150
                                                   ----------
                                                      106,925
                                                   ----------
FOOD -- 1.0%
    Whole Foods Market Inc. [CVT]
      5.05%, 03/02/18....................     150      65,250
                                                   ----------
HEALTHCARE SERVICES -- 2.0%
    Healthsouth Corp. [CVT]
      3.25%, 04/01/03....................      50      45,063
    Wellpoint Health Network [CVT]
      1.17%, 07/02/19....................     100      91,250
                                                   ----------
                                                      136,313
                                                   ----------
HOTEL -- 1.5%
    Host Marriott LP
      9.25%, 10/01/07....................     100     100,000
                                                   ----------
INDUSTRIAL -- 1.5%
    Parker Drilling Co.
      9.75%, 11/15/06....................     100     101,000
                                                   ----------
INDUSTRIAL PRODUCTS -- 1.4%
    Heritage Media Corp.
      8.75%, 02/15/06....................     100      97,500
                                                   ----------
INSURANCE -- 0.7%
    Loews Corp. [CVT]
      3.125%, 09/15/07...................      50      44,313
                                                   ----------
MEDIA CONTENT -- 1.3%
    Ackerley Group
      9.00%, 01/15/09....................     100      88,000
                                                   ----------
MEDICAL SUPPLIES & EQUIPMENT -- 4.9%
    Affymetrix Inc. [CVT]
      4.75%, 02/15/07....................      50      37,187
    Fisher Scientific International, Inc.
      9.00%, 02/01/08....................     100      93,249

AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
--------------------------------------------------------------------------------

                                            PAR
                                           (000)     VALUE
                                           -----     -----
    Fresenius Medical Capital Trust I
      9.00%, 12/01/06....................  $   75  $   72,188
    Fresenius Medical Capital Trust II
      7.875%, 02/01/08...................      25      22,813
    Prime Medical Services, Inc.
      8.75%, 04/01/08....................     100      86,500
    Roche Holdings, Inc. [CVT] 144A
      1.157%, 01/19/15...................      50      45,875
                                                   ----------
                                                      357,812
                                                   ----------
OIL & GAS -- 2.6%
    Anadarko Petroleum Corp. [CVT]
      1.235%, 03/07/20...................     100      90,250
    Transocean Sedco Forex, Inc. [ZCB]
      [CVT]
      2.989%, 05/24/20...................     150      88,500
                                                   ----------
                                                      178,750
                                                   ----------
PAPER & FOREST PRODUCTS -- 0.7%
    Abitibi Consolidated, Inc.
      8.55%, 08/01/10....................      50      50,380
                                                   ----------
PETROLEUM EXPLORATION & PRODUCTION -- 0.7%
    Gulf Canada Resources
      8.375%, 11/15/05...................      50      50,750
                                                   ----------
PHARMACEUTICALS -- 1.3%
    IVAX Corp.
      5.50%, 05/15/07....................      50      62,750
                                                   ----------
SEMICONDUCTORS -- 1.5%
    Analog Devices, Inc. [CVT]
      4.75%, 10/01/05....................      50      44,187
    Cypress Semiconductor Corp. [CVT]
      4.00%, 02/01/05....................      50      39,063
    Vitesse Semiconductor Corp.
      4.00%, 03/15/05....................      20      16,075
                                                   ----------
                                                       99,325
                                                   ----------
TELECOMMUNICATIONS -- 9.7%
    Crown Castle International Corp.
      10.75%, 08/01/11...................     100     104,499
    Frontiervision LP
      11.00%, 10/15/06...................      20      18,400
    Global Crossing Holdings, Ltd.
      9.125%, 11/15/06...................     100      96,250
    Level 3 Communications, Inc.
      11.25%, 03/15/10...................      50      43,750
    McLeod USA, Inc.
      12.00%, 07/15/08...................      90      91,350

                                            PAR
                                           (000)     VALUE
                                           -----     -----
    Nextel Communications, Inc.
      9.375%, 11/15/09...................  $  100  $   93,500
    Nextlink Communications, Inc.
      10.75%, 11/15/08...................      50      41,500
    NTL, Inc.
      10.00%, 02/15/07...................      50      43,375
    Telecorp PCS, Inc.
      10.625%, 07/15/10..................     100     102,000
    Winstar Communications, Inc.
      12.75%, 04/15/10...................      50      33,250
                                                   ----------
                                                      667,874
                                                   ----------
TOTAL CORPORATE OBLIGATIONS
  (Cost $3,734,851)......................           3,770,329
                                                   ----------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 14.8%
    Federal National Mortgage Assoc.
      7.00%, 12/01/30
    (Cost $1,000,000)....................   1,000   1,001,381
                                                   ----------
                                           SHARES
                                           ------
PREFERRED STOCK -- 3.3%
AUTOMOTIVE PARTS -- 0.9%
    Amdocs Automatic [CVT]*..............   1,000      58,000
                                                   ----------
FINANCIAL SERVICES -- 0.6%
    CNB Capital Trust [CVT]*.............   1,000      41,250
                                                   ----------
OIL & GAS -- 0.6%
    Dominion Resources, Inc. [CVT]*......     700      43,750
                                                   ----------
PHARMACEUTICALS -- 1.2%
    Pharmacia Corp. [CVT]*...............   1,500      77,719
                                                   ----------
TOTAL PREFERRED STOCK
  (Cost $208,351)........................             220,719
                                                   ----------
SHORT-TERM INVESTMENTS -- 8.7%
    Temporary Investment Cash Fund.......  293,408    293,408
    Temporary Investment Fund............  293,408    293,408
                                                   ----------
    (Cost $586,816)......................             586,816
                                                   ----------
TOTAL INVESTMENTS -- 82.3%
  (Cost $5,530,018)......................           5,579,245
OTHER ASSETS LESS LIABILITIES -- 17.7%...           1,203,670
                                                   ----------
NET ASSETS -- 100.0%.....................          $6,782,915
                                                   ==========

--------------------------------------------------------------------------------

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the year, these securities amounted to 2.1% of net assets.

See Notes to Financial Statements.

AST SCUDDER JAPAN PORTFOLIO
--------------------------------------------------------------------------------

                                           SHARES     VALUE
                                           ------     -----
FOREIGN STOCK -- 94.7%
AUTOMOBILE MANUFACTURERS -- 1.4%
    Mitsubishi Corp. ....................   6,000   $   44,238
                                                    ----------
AUTOMOTIVE PARTS -- 1.4%
    NGK Spark Plug Co.*..................   3,000       43,870
                                                    ----------
BROADCASTING -- 1.7%
    Japan Radio*.........................   4,000       25,394
    Tokyo Broadcasting System, Inc.*.....   1,000       29,597
                                                    ----------
                                                        54,991
                                                    ----------
BUILDING MATERIALS -- 1.8%
    Daikin Kogyo Ltd.*...................   3,000       57,793
                                                    ----------
CLOTHING & APPAREL -- 0.6%
    Kuraray Co. Ltd. ....................   2,000       18,704
                                                    ----------
CONGLOMERATES -- 2.3%
    Misumi Corp.*........................     500       28,897
    Mitsui & Co. Ltd. ...................   7,000       44,071
                                                    ----------
                                                        72,968
                                                    ----------
CONSUMER & SERVICE -- 1.0%
    Benesse Corp.*.......................     900       33,415
                                                    ----------
CONSUMER PRODUCTS & SERVICES -- 5.5%
    Kao Corp. ...........................   2,000       58,144
    Nintendo Co.*........................     600       94,518
    Sanix, Inc. .........................     600       23,275
                                                    ----------
                                                       175,937
                                                    ----------
ELECTRONIC COMPONENTS & EQUIPMENT -- 21.7%
    Fuji Electric Co.*...................  10,000       29,159
    Kyocera Corp. .......................     200       21,839
    Matsushita Electric Industrial Co.
      Ltd. ..............................   5,000      119,528
    Murata Manufacturing Co. Ltd. .......     400       46,935
    NEC Corp. ...........................   5,000       91,506
    NGK Insulators Ltd.*.................   4,000       52,995
    Sanyo Electric Co. ..................   2,000       16,637
    Sony Corp. ..........................   1,300       89,930
    Sumitomo Electric Industries Ltd. ...   8,000      131,279
    Toshiba Corp.*.......................   2,000       13,380
    Yaskawa Electric Corp.*..............   3,000       19,466
    Yokogawa Electric Corp.*.............   7,000       59,151
                                                    ----------
                                                       691,805
                                                    ----------
ENTERTAINMENT & LEISURE -- 3.8%
    Aruze Corp.*.........................     300       10,455
    Fuji Photo Film Co. Ltd.*............   2,000       83,713
    Toho Co.*............................     200       27,601
                                                    ----------
                                                       121,769
                                                    ----------
FINANCIAL-BANK & TRUST -- 9.5%
    Bank of Yokohama Ltd.*...............  22,000       99,983
    Chiba Bank Ltd.*.....................  21,000       82,566
    Daiwa Securities Co. Ltd. ...........   4,000       41,786
    Sakura Bank Ltd.*....................  13,000       78,546
                                                    ----------
                                                       302,881
                                                    ----------

                                           SHARES     VALUE
                                           ------     -----
FINANCIAL SERVICES -- 8.8%
    Japan Securities Finance Co. Ltd.*...   5,000   $   17,557
    Mizuho Holdings, Inc.*...............      21      130,193
    Nikko Securities Co. Ltd.*...........   6,000       46,497
    Nomura Securities Co. Ltd. ..........   2,000       35,989
    Orix Corp. ..........................     500       50,175
                                                    ----------
                                                       280,411
                                                    ----------
FOOD -- 4.4%
    Ajinomoto Co., Inc.*.................   7,000       91,024
    Rock Field Co. Ltd.*.................     400       17,338
    Yoshinoya D&C Co. Ltd.*..............      17       32,452
                                                    ----------
                                                       140,814
                                                    ----------
HEALTHCARE SERVICES -- 0.1%
    Nichii Gakkan Co. ...................     100        2,356
                                                    ----------
OFFICE EQUIPMENT -- 1.7%
    Ricoh Co. Ltd. ......................   3,000       55,429
                                                    ----------
PHARMACEUTICALS -- 6.6%
    Chugai Pharmaceutical Co. Ltd. ......   2,000       33,275
    Eisai Co. Ltd.*......................   1,000       35,026
    Taisho Pharmaceutical Co. Ltd.*......   2,000       54,116
    Yamanouchi Pharmaceutical Co.
      Ltd.*..............................   2,000       86,515
                                                    ----------
                                                       208,932
                                                    ----------
RAILROADS -- 4.0%
    East Japan Railway Co. Ltd. .........      11       64,536
    West Japan Railway Co. Ltd.*.........      14       61,909
                                                    ----------
                                                       126,445
                                                    ----------
REAL ESTATE -- 4.8%
    Mitsubishi Estate Co. Ltd.*..........   6,000       64,098
    Mitsui Fudosan Co. Ltd. .............   9,000       89,448
                                                    ----------
                                                       153,546
                                                    ----------
RETAIL & MERCHANDISING -- 1.8%
    Yamada Denki Co. Ltd.*...............     700       57,067
                                                    ----------
SEMICONDUCTORS -- 1.2%
    Rohm Co. Ltd. .......................     200       38,003
                                                    ----------
TELECOMMUNICATIONS -- 7.4%
    DDI Corp. ...........................       2        9,650
    Nippon Telegraph & Telephone
      Corp. .............................      12       86,480
    NTT Mobile Communications Network,
      Inc................................       8      138,003
                                                    ----------
                                                       234,133
                                                    ----------
UTILITIES -- 3.2%
    Tokyo Gas Co. Ltd.*..................  34,000      100,630
                                                    ----------
TOTAL FOREIGN STOCK
  (Cost $3,348,402)......................            3,016,137
                                                    ----------

AST SCUDDER JAPAN PORTFOLIO
--------------------------------------------------------------------------------

                                            PAR
                                           (000)      VALUE
                                           -----      -----
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 7.1%
    Federal Home Loan Bank
      5.75%, 01/02/01
      (Cost $224,964)....................  $  225   $  224,964
                                                    ----------
TOTAL INVESTMENTS -- 101.8%
  (Cost $3,573,366)......................            3,241,101
LIABILITIES IN EXCESS OF
  OTHER ASSETS -- (1.8%).................              (58,500)
                                                    ----------
NET ASSETS -- 100.0%.....................           $3,182,601
                                                    ==========

Foreign currency exchange contracts outstanding at December 31, 2000:

                                         IN
SETTLEMENT               CONTRACTS    EXCHANGE   CONTRACTS     UNREALIZED
MONTH        TYPE        TO DELIVER     FOR      AT VALUE    (DEPRECIATION)
---------------------------------------------------------------------------
01/01        Sell   JPY  1,186,194    $10,385     $10,397         $(12)
                                      =======     =======         ====

--------------------------------------------------------------------------------

Definitions of abbreviations are included following the Schedules of Investments.

Foreign Stock includes securities from Japan unless noted.

* Non-income producing security.

See Notes to Financial Statements.

AST ALGER GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                       SHARES         VALUE
                                       ------         -----
COMMON STOCK -- 99.7%
ADVERTISING -- 1.0%
    Omnicom Group, Inc. ............    170,800   $   14,155,050
                                                  --------------
AEROSPACE -- 3.8%
    General Dynamics Corp. .........    130,900       10,210,200
    United Technologies Corp. ......    522,800       41,105,150
                                                  --------------
                                                      51,315,350
                                                  --------------
BEVERAGES -- 2.0%
    Coca-Cola Co. ..................    433,500       26,416,406
                                                  --------------
BROADCASTING -- 1.0%
    AT&T Corp.-Liberty Media Group
      Cl-A*.........................    963,900       13,072,894
                                                  --------------
BUSINESS SERVICES -- 0.4%
    Commerce One, Inc.*.............    196,800        4,981,500
                                                  --------------
CABLE TELEVISION -- 0.9%
    Comcast Corp. Cl-A*.............    282,000       11,773,500
                                                  --------------
COMPUTER HARDWARE -- 4.7%
    Dell Computer Corp.*............  1,815,800       31,663,013
    EMC Corp.*......................    475,800       31,640,700
                                                  --------------
                                                      63,303,713
                                                  --------------
COMPUTER SERVICES & SOFTWARE -- 10.1%
    Ariba, Inc.*....................    136,700        7,347,625
    Cisco Systems, Inc.*............    892,500       34,138,125
    i2 Technologies, Inc.*..........    158,000        8,591,250
    Intuit, Inc.*...................    238,000        9,386,125
    Microsoft Corp.*................    856,500       37,257,749
    Oracle Corp.*...................    526,300       15,295,594
    Sun Microsystems, Inc. .........    892,400       24,875,650
                                                  --------------
                                                     136,892,118
                                                  --------------
CONGLOMERATES -- 7.6%
    Corning, Inc. ..................    181,900        9,606,594
    Philip Morris Companies,
      Inc. .........................    882,100       38,812,400
    Tyco International Ltd. ........    968,100       53,729,549
                                                  --------------
                                                     102,148,543
                                                  --------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 7.0%
    General Electric Co. ...........    909,800       43,613,537
    Linear Technology Corp. ........    279,500       12,926,875
    Sanmina Corp. ..................    180,300       13,815,488
    Solectron Corp. ................    620,300       21,028,170
    Teradyne, Inc. .................     93,000        3,464,250
                                                  --------------
                                                      94,848,320
                                                  --------------
ENERGY SERVICES -- 3.4%
    Halliburton Co. ................  1,257,500       45,584,375
                                                  --------------
ENTERTAINMENT & LEISURE -- 4.1%
    Harley-Davidson, Inc. ..........    285,900       11,364,525
    Time Warner, Inc. ..............    358,700       18,738,488
    Viacom, Inc. Cl-B...............    535,600       25,039,300
                                                  --------------
                                                      55,142,313
                                                  --------------
FINANCIAL SERVICES -- 8.9%
    American Express Co. ...........    188,200       10,339,238
    Citigroup, Inc. ................    966,100       49,331,480

                                       SHARES         VALUE
                                       ------         -----
    Merrill Lynch & Co., Inc. ......    236,200   $   16,105,887
    Schwab, (Charles) Corp. ........    451,700       12,816,988
    Stilwell Financial, Inc.*.......    461,300       18,192,518
    Washington Mutual, Inc. ........    267,500       14,194,219
                                                  --------------
                                                     120,980,330
                                                  --------------
FOOD -- 3.7%
    Kroger Co.*.....................    592,700       16,039,944
    Safeway, Inc.*..................    546,300       34,143,750
                                                  --------------
                                                      50,183,694
                                                  --------------
HEALTHCARE SERVICES -- 3.1%
    Amgen, Inc.*....................    651,200       41,636,100
                                                  --------------
INSURANCE -- 2.3%
    American International Group,
      Inc. .........................    160,200       15,789,713
    Marsh & McLennan Companies,
      Inc. .........................    131,300       15,362,100
                                                  --------------
                                                      31,151,813
                                                  --------------
INTERNET SERVICES -- 1.2%
    America Online, Inc.*...........    449,300       15,635,640
                                                  --------------
MEDICAL SUPPLIES & EQUIPMENT -- 4.6%
    Abbott Laboratories.............    182,700        8,849,531
    Baxter International, Inc. .....    442,000       39,034,126
    Guidant Corp.*..................    275,500       14,859,781
                                                  --------------
                                                      62,743,438
                                                  --------------
OIL & GAS -- 6.8%
    BJ Services Co.*................    114,550        7,889,631
    Exxon Mobil Corp. ..............    650,200       56,526,763
    Nabors Industries, Inc.*........    152,500        9,020,375
    Transocean Sedco Forex, Inc. ...    415,650       19,119,900
                                                  --------------
                                                      92,556,669
                                                  --------------
PHARMACEUTICALS -- 13.2%
    ALZA Corp.*.....................    179,800        7,641,500
    American Home Products Corp. ...    780,100       49,575,355
    Cardinal Health, Inc. ..........    444,600       44,293,275
    Pfizer, Inc. ...................  1,512,100       69,556,599
    Pharmacia Corp. ................    132,000        8,052,000
                                                  --------------
                                                     179,118,729
                                                  --------------
RETAIL & MERCHANDISING -- 5.5%
    Best Buy Co., Inc.*.............    316,600        9,359,488
    eBay, Inc.*.....................    748,800       24,710,400
    Wal-Mart Stores, Inc. ..........    554,200       29,441,875
    Walgreen Co. ...................    272,900       11,410,631
                                                  --------------
                                                      74,922,394
                                                  --------------
SEMICONDUCTORS -- 0.9%
    Altera Corp.*...................    449,900       11,837,994
                                                  --------------
TELECOMMUNICATIONS -- 1.6%
    Nokia Corp. Cl-A [ADR]..........    185,700        8,077,950
    SBC Communications, Inc. .......    274,100       13,088,275
                                                  --------------
                                                      21,166,225
                                                  --------------

AST ALGER GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                       SHARES         VALUE
                                       ------         -----
UTILITIES -- 1.9%
    Calpine Corp.*..................    404,600   $   18,232,288
    Duke Energy Corp. ..............     92,900        7,919,725
                                                  --------------
                                                      26,152,013
                                                  --------------
TOTAL COMMON STOCK
  (Cost $1,422,072,193).............               1,347,719,121
                                                  --------------
                                         PAR
                                        (000)
                                        -----
COMMERCIAL PAPER -- 0.2%
    Textron Finance
      6.52%, 01/26/01
    (Cost $2,986,417)...............  $   3,000        2,986,417
                                                  --------------

                                       SHARES         VALUE
                                       ------         -----

SHORT-TERM INVESTMENTS -- 0.1%
    Temporary Investment Cash
      Fund..........................    703,261   $      703,261
    Temporary Investment Fund.......    703,261          703,261
                                                  --------------
    (Cost $1,406,522)...............                   1,406,522
                                                  --------------
TOTAL INVESTMENTS -- 100.0%
  (Cost $1,426,465,132).............               1,352,112,060
OTHER ASSETS LESS
  LIABILITIES -- 0.0%...............                     344,839
                                                  --------------
NET ASSETS -- 100.0%................              $1,352,456,899
                                                  ==============

--------------------------------------------------------------------------------

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

See Notes to Financial Statements.

AST ALGER MID-CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
COMMON STOCK -- 89.8%
ADVERTISING -- 1.1%
    Lamar Advertising Co.*...........     265,600   $ 10,250,500
                                                    ------------
AEROSPACE -- 0.8%
    General Dynamics Corp............      94,500      7,371,000
                                                    ------------
AIRLINES -- 0.5%
    Continental Airlines, Inc.
      Cl-B*..........................      90,800      4,687,550
                                                    ------------
BROADCASTING -- 0.8%
    Entravision Communications
      Corp.*.........................     419,000      7,699,125
                                                    ------------
BUSINESS SERVICES -- 2.3%
    Commerce One, Inc.*..............     628,700     15,913,968
    CSG Systems, Inc.*...............     109,400      5,134,963
                                                    ------------
                                                      21,048,931
                                                    ------------
CAPITAL GOODS -- 1.5%
    SPX Corp. .......................     123,700     13,382,794
                                                    ------------
COMPUTER SERVICES & SOFTWARE -- 5.8%
    Exodus Communications, Inc.*.....     133,400      2,668,000
    Intuit, Inc.*....................     599,100     23,627,006
    Openwave Systems, Inc.*..........     220,103     10,551,188
    PeopleSoft, Inc.*................     437,600     16,273,250
                                                    ------------
                                                      53,119,444
                                                    ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 5.4%
    Flextronics International
      Ltd. ..........................     213,200      6,076,200
    Sanmina Corp. ...................     357,300     27,378,112
    Teradyne, Inc. ..................     349,300     13,011,425
    Vishay Intertechnology, Inc. ....     164,500      2,488,063
                                                    ------------
                                                      48,953,800
                                                    ------------
EQUIPMENT SERVICES -- 1.7%
    Millipore Corp. .................     242,200     15,258,600
                                                    ------------
FINANCIAL SERVICES -- 4.0%
    Concord EFS, Inc.*...............     104,100      4,573,894
    Investment Technology Group*.....     101,900      4,254,325
    Stilwell Financial, Inc.*........     706,600     27,866,537
                                                    ------------
                                                      36,694,756
                                                    ------------
FOOD -- 3.6%
    Starbucks Corp. .................     740,400     32,762,700
                                                    ------------
INTERNET SERVICES -- 0.7%
    Cnet Networks, Inc. .............     381,700      6,101,236
                                                    ------------
MACHINERY & EQUIPMENT -- 7.3%
    Cooper Cameron Corp.*............     492,700     32,548,994
    Dover Corp. .....................     130,100      5,277,181
    Smith International, Inc. .......     377,800     28,169,713
                                                    ------------
                                                      65,995,888
                                                    ------------
MEDICAL SUPPLIES & EQUIPMENT -- 9.9%
    Affymetrix, Inc.*................     228,600     17,016,413
    Forest Laboratories, Inc.*.......     350,400     46,559,399
    Genzyme Corp. ...................      49,800      4,478,888
    Laboratory Corp. of America*.....     125,400     22,070,399
                                                    ------------
                                                      90,125,099
                                                    ------------

                                         SHARES        VALUE
                                         ------        -----
OIL & GAS -- 15.0%
    BJ Services Co.*.................     596,500   $ 41,083,937
    Devon Energy Corp. ..............     268,900     16,394,833
    EOG Resources, Inc. .............     305,800     16,723,438
    Nabors Industries, Inc.*.........     629,200     37,217,179
    Santa Fe International Corp. ....     245,800      7,880,963
    Transocean Sedco Forex, Inc. ....     364,000     16,744,000
                                                    ------------
                                                     136,044,350
                                                    ------------
PHARMACEUTICALS -- 16.4%
    Allergan, Inc. ..................      48,800      4,724,450
    ALZA Corp.*......................   1,187,200     50,455,999
    Amerisource Health Corp.*........     533,600     26,946,800
    Cephalon, Inc.*..................     229,100     14,504,894
    Express Scripts Inc., Cl-A*......      86,400      8,834,400
    Gilead Sciences, Inc.*...........      90,100      7,472,669
    QLT PhotoTherapeutics, Inc.*.....      20,100        562,800
    Waters Corp......................     427,700     35,712,950
                                                    ------------
                                                     149,214,962
                                                    ------------
RESTAURANTS -- 2.5%
    Outback Steakhouse, Inc.*........     873,400     22,599,225
                                                    ------------
RETAIL & MERCHANDISING -- 2.7%
    Best Buy Co., Inc.*..............     181,600      5,368,550
    eBay, Inc.*......................     571,100     18,846,300
                                                    ------------
                                                      24,214,850
                                                    ------------
SEMICONDUCTORS -- 2.4%
    Microchip Technology, Inc. ......     977,900     21,452,681
                                                    ------------
TELECOMMUNICATIONS -- 2.9%
    Amdocs Ltd.*.....................     169,000     11,196,250
    Efficient Networks, Inc.*........     192,300      2,572,013
    Newport Corp.....................      68,800      5,408,325
    Spectrasite Holdings, Inc........     544,400      7,213,300
                                                    ------------
                                                      26,389,888
                                                    ------------
UTILITIES -- 2.5%
    Calpine Corp.*...................     508,200     22,900,763
                                                    ------------
TOTAL COMMON STOCK
  (Cost $836,773,652)................                816,268,142
                                                    ------------
                                          PAR
                                         (000)
                                         -----
COMMERCIAL PAPER -- 8.5%
    Artesia
      6.56%, 01/17/01................  $    4,000      3,988,338
    Avon Capital Corp.
      6.40%, 01/30/01................       2,000      1,989,689
    Boeing Capital Corp.
      6.50%, 01/12/01................      10,000      9,980,139
    Citibank Capital Markets
      6.62%, 01/05/01................      10,000      9,992,644
    Country Wide Home Loan
      6.60%, 01/11/01................      10,000      9,981,667
    General Motors Acceptance Corp.
      6.49%, 01/12/01................       4,000      3,992,068

AST ALGER MID-CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                          PAR
                                         (000)         VALUE
                                         -----         -----
    Montauk Funding
      6.60%, 01/12/01................  $   10,000   $  9,979,833
    Motorola
      6.43%, 01/26/01................       9,000      8,959,813
    Nestle Capital Corp.
      6.40%, 01/24/01................       4,000      3,983,644
    Textron Finance
      6.52%, 01/26/01................      10,000      9,954,722
    Vodafone
      6.20%, 01/24/01................       4,000      3,984,156
                                                    ------------
    (Cost $76,786,713)...............                 76,786,713
                                                    ------------
CERTIFICATES OF DEPOSIT -- 0.6%
    Chase London
      6.59%, 01/04/01
    (Cost $4,997,254)................       5,000      4,997,254
                                                    ------------
                                         SHARES        VALUE
                                         ------        -----
SHORT-TERM INVESTMENTS -- 0.3%
    Temporary Investment Cash Fund...   1,471,907   $  1,471,907
    Temporary Investment Fund........   1,471,907      1,471,907
                                                    ------------
    (Cost $2,943,814)................                  2,943,814
                                                    ------------
TOTAL INVESTMENTS -- 99.2%
  (Cost $921,501,433)................                900,995,923
OTHER ASSETS LESS
  LIABILITIES -- 0.8%................                  7,592,894
                                                    ------------
NET ASSETS -- 100.0%.................               $908,588,817
                                                    ============

--------------------------------------------------------------------------------

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

See Notes to Financial Statements.

DEFINITION OF ABBREVIATIONS
--------------------------------------------------------------------------------

THE FOLLOWING ABBREVIATIONS ARE USED THROUGHOUT THE SCHEDULES OF INVESTMENTS:

SECURITY DESCRIPTIONS:
-----------------------
ADR-American Depositary Receipt
BRB-Brady Bond
CVT-Convertible Security
FRB-Floating Rate Bond (1)
FRN-Floating Rate Note (1)
GDR-Global Depositary Receipt
IO-Interest Only Security
PIK-Payment in Kind Security
REIT-Real Estate Investment Trust
STEP-Stepped Coupon Bond (2)
TBA-To be Announced Security
VR-Variable Rate Bond (1)
ZCB-Zero Coupon Bond (2)
(1)- Rates shown for variable and floating rate securities are the coupon rates as of December 31, 2000.
(2)- Rates shown are the effective yields at purchase date.

COUNTRIES/CURRENCIES:
-----------------------
ATS-Austria/Austrian Schilling
AUD-Australia/Australian Dollar
BEF-Belgium/Belgian Franc
CAD-Canada/Canadian Dollar
CHF-Switzerland/Swiss Franc
DEM-Germany/German Deutschemark
DKK-Denmark/Danish Krone
ESP-Spain/Spanish Peseta
EUR-Europe/Euro Currency
FIM-Finland/Finnish Markka
FRF-France/French Franc
GBP-United Kingdom/British Pound
HKD-Hong Kong/Hong Kong Dollar
IEP-Ireland/Irish Punt
ITL-Italy/Italian Lira
JPY-Japan/Japanese Yen
KOR-Korea/Korean Won
MXP-Mexico/Mexican Peso
MYR-Malaysia/Malaysian Ringgit
NLG-Netherlands/Netherland Guilder
NOK-Norway/Norwegian Krone
NZD-New Zealand/New Zealand Dollar
PTE-Portugal/Portuguese Escudo
SEK-Sweden/Swedish Krona
SGD-Singapore/Singapore Dollar
ZAR-South Africa/South African Rand

                      (This page intentionally left blank)

AMERICAN SKANDIA TRUST
STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2000
(AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                    -----------------------------------------------------------------------------
                                                                                      PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                               AST
                                                         AST            AST                                 NEUBERGER
                                                         AIM         ALLIANCE        AST          AST         BERMAN       AST
                                                    INTERNATIONAL   GROWTH AND      JANCAP       MONEY       MID-CAP       AIM
                                                       EQUITY         INCOME        GROWTH       MARKET       VALUE      BALANCED
                                                    -------------   -----------   ----------   ----------   ----------   --------
ASSETS
   Investments in securities at value(A)..........    $650,635      $1,597,450    $4,293,194   $2,239,950   $1,002,868   $620,328
   Collateral received for securities lent........          --         208,874       649,637           --     114,722     128,141
   Cash...........................................          80              --            --            1          --          --
   Foreign currency at value(B)...................         767              --            --           --          --          --
   Unrealized appreciation on foreign currency
     exchange contracts...........................          --              --            --           --          --          --
   Unrealized appreciation on interest rate swap
     agreements...................................          --              --            --           --          --          --
   Receivable for:
     Securities sold..............................          --             249            --           --       4,595       1,676
     Dividends and interest.......................         909           2,022         2,610       16,178         733       5,283
     Fund shares sold.............................          97               3           111           --         403          86
   Other assets...................................           9               1             6           --          --          --
                                                      --------      ----------    ----------   ----------   ----------   --------
       TOTAL ASSETS...............................     652,497       1,808,599     4,945,558    2,256,129   1,123,321     755,514
                                                      --------      ----------    ----------   ----------   ----------   --------
LIABILITIES
   Cash overdraft.................................          --              --            --           --          --         899
   Unrealized depreciation on foreign currency
     exchange contracts...........................           3              --            --           --          --          25
   Written options outstanding, at value..........          --              --            --           --          --          --
   Sale Commitments, at value.....................          --              --            --           --          --          --
   Unrealized depreciation on interest rate swap
     agreements...................................          --              --            --           --          --          --
   Payable upon return of securities lent.........          --         208,874       649,637           --     114,722     128,141
   Payable for:
     Securities purchased.........................          --           1,319            --           --      27,744       2,291
     Fund shares redeemed.........................      14,554           1,983        31,256           --       1,685         102
     Futures variation margin.....................          --              --            --           --          --         802
     Advisory fees................................         275             473         1,802          166         421         216
     Shareholder servicing fees...................           7              24            49           25          11           7
     Accrued dividends............................          --              --            --       11,600          --          --
   Accrued expenses and other liabilities.........         527             171           404          145          89         390
                                                      --------      ----------    ----------   ----------   ----------   --------
       TOTAL LIABILITIES..........................      15,366         212,844       683,148       11,936     144,672     132,873
                                                      --------      ----------    ----------   ----------   ----------   --------
NET ASSETS........................................    $637,131      $1,595,755    $4,262,410   $2,244,193   $ 978,649    $622,641
                                                      ========      ==========    ==========   ==========   ==========   ========
COMPONENTS OF NET ASSETS
Common stock (unlimited number of shares
 authorized, $.001 par value per share)...........    $     29      $       75    $      122   $    2,244   $      58    $     47
Additional paid-in capital........................     564,564       1,308,280     3,308,394    2,242,000     784,994     583,059
Undistributed net investment income (loss)........      (4,376)         14,506        (1,148)          --       1,453      13,469
Accumulated net realized gain (loss) on
 investments......................................      56,527         182,144      (178,095)         (51)     45,346     (16,313)
Accumulated net unrealized appreciation
 (depreciation) on investments....................      20,387          90,750     1,133,137           --     146,798      42,379
                                                      --------      ----------    ----------   ----------   ----------   --------
NET ASSETS........................................    $637,131      $1,595,755    $4,262,410   $2,244,193   $ 978,649    $622,641
                                                      ========      ==========    ==========   ==========   ==========   ========
Shares of common stock outstanding................      28,915          74,640       121,504    2,244,243      58,078      46,814
Net asset value, offering and redemption price per
 share............................................    $  22.03      $    21.38    $    35.08   $     1.00   $   16.85    $  13.30
                                                      ========      ==========    ==========   ==========   ==========   ========
(A) Investments at cost...........................    $630,226      $1,506,701    $3,160,057   $2,239,950   $ 856,070    $576,515
                                                      ========      ==========    ==========   ==========   ==========   ========
(B) Foreign currency at cost......................    $    756      $       --    $       --   $       --   $      --    $     --
                                                      ========      ==========    ==========   ==========   ==========   ========

--------------------------------------------------------------------------------

See Notes to Financial Statements.

 ---------------------------------------------------------------------------------------------------------
                                                 PORTFOLIO
 ---------------------------------------------------------------------------------------------------------
                              AST                                     AST             AST           AST
    AST          AST         PIMCO         AST          AST        AMERICAN         T. ROWE      NEUBERGER
 FEDERATED     T. ROWE       TOTAL       INVESCO       JANUS        CENTURY          PRICE        BERMAN
   HIGH      PRICE ASSET     RETURN       EQUITY     SMALL-CAP   INTERNATIONAL      GLOBAL        MID-CAP
   YIELD     ALLOCATION       BOND        INCOME      GROWTH       GROWTH II         BOND         GROWTH
 ---------   -----------   ----------   ----------   ---------   -------------   -------------   ---------
 $ 486,354    $394,797     $1,844,090   $1,168,135   $588,980      $418,140        $119,437      $731,556
        20      91,450             --     129,639     143,806            --              --       263,844
        --          --             --          --          --            --           1,342            --
        --          --          8,621          --          --            --             100            --
        --          --             --          --          --            92           1,532            --
        --          --             39          --          --            --              --            --
        --       1,276         50,906          --       6,871         1,772           2,684            --
    10,103       2,613         13,010       4,730         181           424           2,075           314
     1,642          11          2,938         774         438            14              --            49
         1          --             --           1          --             1              --            --
 ---------    --------     ----------   ----------   --------      --------        --------      --------
   498,120     490,147      1,919,604   1,303,279     740,276       420,443         127,170       995,763
 ---------    --------     ----------   ----------   --------      --------        --------      --------
        --          --            118          --          --        14,946              --            --
        --          --            965          --          --            --           2,058            --
        --          --          2,063          --          --            --              --            --
        --          --         25,271          --          --            --              --            --
        --          --          2,242          --          --            --              --            --
        20      91,450             --     129,639     143,806            --              --       263,844
        --       2,769        629,808          --       4,081        14,500           2,277            --
         4         351             56          51          24         2,252             283        12,141
        --          --            350          --          --            --              --            --
       137         117            345         386         255           144              48           291
         6           4             17          13           7             5               1             8
        --          --             --          --          --            --              --            --
        71          81            151         120          65           200             303            74
 ---------    --------     ----------   ----------   --------      --------        --------      --------
       238      94,772        661,386     130,209     148,238        32,047           4,970       276,358
 ---------    --------     ----------   ----------   --------      --------        --------      --------
 $ 497,882    $395,375     $1,258,218   $1,173,070   $592,038      $388,396        $122,200      $719,405
 =========    ========     ==========   ==========   ========      ========        ========      ========
 $      51    $     22     $      108   $      67    $     29      $     31        $     13      $     33
   614,930     300,875      1,194,583     974,178     566,064       307,727         129,249       698,964
    57,695      11,242         66,463      25,441      (3,892)         (730)          5,552        (6,547)
   (26,771)     37,229         (8,586)      9,533      23,222        69,307         (12,653)       75,130
  (148,023)     46,007          5,651     163,851       6,615        12,061              39       (48,175)
 ---------    --------     ----------   ----------   --------      --------        --------      --------
 $ 497,882    $395,375     $1,258,218   $1,173,070   $592,038      $388,396        $122,200      $719,405
 =========    ========     ==========   ==========   ========      ========        ========      ========
    51,259      21,820        108,454      66,691      29,162        31,308          13,002        33,260
 $    9.71    $  18.12     $    11.60   $   17.59    $  20.30      $  12.41        $   9.40      $  21.63
 =========    ========     ==========   ==========   ========      ========        ========      ========
 $ 634,377    $348,787     $1,831,391   $1,004,284   $582,365      $406,049        $119,014      $779,731
 =========    ========     ==========   ==========   ========      ========        ========      ========
 $      --    $     --     $    8,075   $      --    $     --      $     --        $     97      $     --
 =========    ========     ==========   ==========   ========      ========        ========      ========

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST
STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2000
(AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                            ---------------------------------------------------------------------
                                                                                          PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
                                                                          AST        AST                                   AST
                                                                        T. ROWE     PIMCO                      AST       AMERICAN
                                                              AST        PRICE     LIMITED        AST         JANUS      CENTURY
                                                            FOUNDERS    NATURAL    MATURITY    ALLIANCE      OVERSEAS    INCOME &
                                                            PASSPORT   RESOURCES     BOND       GROWTH        GROWTH      GROWTH
                                                            --------   ---------   --------   -----------   ----------   --------
ASSETS
   Investments in securities at value(A)..................  $298,421   $136,569    $620,488    $478,283     $1,098,984   $487,998
   Collateral received for securities lent................       --      26,247         --      127,528             --     76,551
   Cash...................................................      699          --         --            2            297        563
   Foreign currency at value(B)...........................      749          --        329           --             --         --
   Unrealized appreciation on foreign currency exchange
     contracts............................................       --          --         --           --         16,871         --
   Unrealized appreciation on interest rate swap
     agreements...........................................       --          --         --           --             --         --
   Receivable for:
     Securities sold......................................    5,775         652     35,292        2,294          1,484      3,427
     Dividends and interest...............................      321         179      4,816          260            704        646
     Fund shares sold.....................................       18           6      2,220          390             66        100
   Other assets...........................................       --          --         --           --              1         --
                                                            --------   --------    --------    --------     ----------   --------
       TOTAL ASSETS.......................................  305,983     163,653    663,145      608,757      1,118,407    569,285
                                                            --------   --------    --------    --------     ----------   --------
LIABILITIES
   Cash overdraft.........................................       --          --         81           --             --         --
   Unrealized depreciation on foreign currency exchange
     contracts............................................       --          --         31           --         13,900         --
   Written options outstanding, at value..................       --          --         --           --             --         --
   Sale Commitments, at value.............................       --          --         --           --             --         --
   Unrealized depreciation on interest rate swap
     agreements...........................................       --          --         48           --             --         --
   Payable upon return of securities lent.................       --      26,247         --      127,528             --     76,551
   Payable for:
     Securities purchased.................................   24,852       1,874    244,826       13,534             --      4,465
     Fund shares redeemed.................................    4,755         777         33           45          9,630         20
     Futures variation margin.............................       --          --         82           --             --        137
     Advisory fees........................................      130          58        107          187            577        144
     Shareholder servicing fees...........................       70           1          5            5            102         30
     Accrued dividends....................................       --          --         --           --             --         --
   Accrued expenses and other liabilities.................      139          52         90           96            179         58
                                                            --------   --------    --------    --------     ----------   --------
       TOTAL LIABILITIES..................................   29,946      29,009    245,303      141,395         24,388     81,405
                                                            --------   --------    --------    --------     ----------   --------
NET ASSETS................................................  $276,037   $134,644    $417,842    $467,362     $1,094,019   $487,880
                                                            ========   ========    ========    ========     ==========   ========
COMPONENTS OF NET ASSETS
Common stock (unlimited number of shares authorized, $.001
 par value per share).....................................  $    19    $      8    $    38     $     31     $       58   $     37
Additional paid-in capital................................  354,463     108,494    394,396      462,771        733,284    500,230
Undistributed net investment income (loss)................     (229)      1,108     23,169           --         40,643      3,137
Accumulated net realized gain (loss) on
 investments..............................................  (84,198)      9,310     (2,108)      62,291        203,286    (16,289)
Accumulated net unrealized appreciation (depreciation) on
 investments..............................................    5,982      15,724      2,347      (57,731)       116,748        765
                                                            --------   --------    --------    --------     ----------   --------
NET ASSETS................................................  $276,037   $134,644    $417,842    $467,362     $1,094,019   $487,880
                                                            ========   ========    ========    ========     ==========   ========
Shares of common stock outstanding........................   18,519       8,158     37,731       30,855         58,433     37,472
Net asset value, offering and redemption price per
 share....................................................  $ 14.91    $  16.50    $ 11.07     $  15.15     $    18.72   $  13.02
                                                            ========   ========    ========    ========     ==========   ========
(A) Investments at cost...................................  $292,401   $120,839    $616,572    $536,014     $  985,195   $486,897
                                                            ========   ========    ========    ========     ==========   ========
(B) Foreign currency at cost..............................  $   799    $     --    $   340     $     --     $       --   $     --
                                                            ========   ========    ========    ========     ==========   ========

--------------------------------------------------------------------------------

See Notes to Financial Statements.

 -------------------------------------------------------------------------------------------------
                                             PORTFOLIO
 -------------------------------------------------------------------------------------------------
    AST           AST                                               AST         AST
 AMERICAN      AMERICAN         AST         AST         AST        LORD       SANFORD       AST
  CENTURY       CENTURY       GABELLI     MARSICO     COHEN &     ABBETT     BERNSTEIN    KEMPER
 STRATEGIC   INTERNATIONAL   SMALL-CAP    CAPITAL      STEERS    SMALL CAP    MANAGED    SMALL-CAP
 BALANCED       GROWTH         VALUE       GROWTH      REALTY      VALUE     INDEX 500    GROWTH
 ---------   -------------   ---------   ----------   --------   ---------   ---------   ---------
  $216,390    $367,675      $343,826     $1,779,554   $139,495    $228,547   $706,629    $802,056
    43,306          --        16,297        245,135     28,029       9,918     90,757     117,826
       225          --            --             --         --          --         --          --
        --          --            --             --         --          --         --          --
        --          79            --             --         --          --         --          --
        --          --            --             --         --          --         --          --
        --       1,335         5,819             --        111       1,518      1,187         457
     1,343         149           528            853        688         149      1,029          53
         8          11             9            475          1         909         19          51
      ----          --             7             --         --          --         --          --
   --------   --------      --------     ----------    --------   --------   --------    --------
   261,272     369,249       366,479      2,026,024    168,324     241,041    799,621     920,443
  --------    --------      --------     ----------    --------   --------   --------    --------

        --      13,626            --             --         --          --         --           1
        --          --            --             --         --          --         --          --
        --          --            --             --         --          --         --          --
        --          --            --             --         --          --         --          --
        --          --            --             --         --          --         --          --
    43,306          --        16,297        245,135     28,029       9,918     90,757     117,826
        --      13,166        14,807          9,041      7,189       3,247        422          --
       270       9,729         1,569            105        533           1      3,340      10,346
        55          --            --             --         --          --         --          --
        61         143           148            743         65          96         66         330
         2          13             4             27          5           3          8           9
        --          --            --             --         --          --         --          --
        95          68            68            124         17          17        131          92
  --------    --------      --------     ----------    --------   --------   --------    --------
    43,789      36,745        32,893        255,175     35,838      13,282     94,724     128,604
  --------    --------      --------     ----------    --------   --------   --------    --------
  $217,483    $332,504      $333,586     $1,770,849    $132,486   $227,759   $704,897    $791,839
  ========    ========      ========     ==========    ========   ========   ========    ========

 $     16     $     18      $     26    $       98   $    13     $     16    $     56    $     68
  207,517      318,971       313,024     1,486,376   119,435      182,245     705,933     689,381
    3,828       (1,108)        2,403        (2,584)    4,582           --       6,005        (747)
    3,573        9,187        21,527        33,755    (2,405)       7,365     (13,554)     50,564
    2,549        5,436        (3,394)      253,204    10,861       38,133       6,457      52,573
 --------     --------      --------    ----------   --------    --------    --------    --------
 $217,483     $332,504      $333,586    $1,770,849   $132,486    $227,759    $704,897    $791,839
 ========     ========      ========    ==========   ========    ========    ========    ========

   15,871       18,311       25,626        97,839    13,019       15,652       55,822      67,587
 $  13.70     $  18.16     $  13.02    $    18.10   $ 10.18     $  14.55     $  12.63    $  11.72
 ========     ========      =======    ==========   ========    ========     ========    ========
 $213,703     $362,216     $347,220    $1,526,350   $128,633    $190,414     $700,172    $749,483
 ========     ========      =======    ==========   ========    ========     ========    ========
 $     --     $     --     $     --    $       --   $    --     $     --     $     --    $     --
 ========     ========      =======    ==========   ========    ========     ========    ========


--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST
STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2000
(AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                              ------------------------------------------
                                                                              PORTFOLIO
--------------------------------------------------------------------------------------------------------
                                                                                       AST
                                                                AST                    MFS        AST
                                                                MFS        AST       GROWTH      ALGER
                                                              GLOBAL       MFS        WITH      ALL-CAP
                                                              EQUITY      GROWTH     INCOME      GROWTH
                                                              -------    --------    -------    --------
ASSETS
   Investments in securities at value(A)....................  $30,122    $ 82,209    $77,385    $208,614
   Collateral received for securities lent..................       --      26,117     18,859      67,326
   Cash.....................................................       --          92         --          --
   Foreign currency at value(B).............................        1          --         --          --
   Unrealized appreciation on foreign currency exchange
     contracts..............................................       --          --         --          --
   Unrealized appreciation on interest rate swap
     agreements.............................................       --          --         --          --
   Receivable for:
     Securities sold........................................       39       1,301         50         271
     Dividends and interest.................................       22          38         59         125
     Fund shares sold.......................................       --         437        218          28
   Other assets.............................................       22          --         --          --
                                                              -------    --------    -------    --------
       TOTAL ASSETS.........................................   30,206     110,194     96,571     276,364
                                                              -------    --------    -------    --------
LIABILITIES
   Cash overdraft...........................................        8          --         --          --
   Unrealized depreciation on foreign currency exchange
     contracts..............................................       --           1         --          --
   Written options outstanding, at value....................       --          --         --          --
   Sale Commitments, at value...............................       --          --         --          --
   Unrealized depreciation on interest rate swap
     agreements.............................................       --          --         --          --
   Payable upon return of securities lent...................       --      26,117     18,859      67,326
   Payable for:
     Securities purchased...................................       76       1,995         23          --
     Fund shares redeemed...................................      595          --         14       3,782
     Futures variation margin...............................       --          --         --          --
     Advisory fees..........................................       --          29         29         104
     Shareholder servicing fees.............................        1           1          1           2
     Accrued dividends......................................       --          --         --          --
   Accrued expenses and other liabilities...................       12          --         27          71
                                                              -------    --------    -------    --------
       TOTAL LIABILITIES....................................      692      28,143     18,953      71,285
                                                              -------    --------    -------    --------
NET ASSETS..................................................  $29,514    $ 82,051    $77,618    $205,079
                                                              =======    ========    =======    ========
COMPONENTS OF NET ASSETS
Common stock (unlimited number of shares authorized, $001
 par value per share).......................................  $     3    $      8    $     7    $     30
Additional paid-in capital..................................   30,877      89,111     78,052     309,394
Undistributed net investment income (loss)..................       (5)         26        124          --
Accumulated net realized gain (loss) on investments.........     (456)     (6,512)    (1,258)    (76,439)
Accumulated net unrealized appreciation (depreciation) on
 investments................................................     (905)       (582)       693     (27,906)
                                                              -------    --------    -------    --------
NET ASSETS..................................................  $29,514    $ 82,051    $77,618    $205,079
                                                              =======    ========    =======    ========
Shares of common stock outstanding..........................    2,884       7,769      7,368      29,987
Net asset value, offering and redemption price per share....  $ 10.23    $  10.56    $ 10.53    $   6.84
                                                              =======    ========    =======    ========
(A) Investments at cost.....................................  $31,028    $ 82,792    $76,692    $236,520
                                                              =======    ========    =======    ========
(B) Foreign currency at cost................................  $     1    $     --    $    --    $     --
                                                              =======    ========    =======    ========

--------------------------------------------------------------------------------

See Notes to Financial Statements.

 --------------------------------------------------------------------------------------------------------------------
                                                      PORTFOLIO
 --------------------------------------------------------------------------------------------------------------------
 AST JANUS   AST FEDERATED   AST GABELLI   AST JANUS     AST        AST LORD                                AST ALGER
  MID-CAP     AGGRESSIVE       ALL-CAP     STRATEGIC   KINETICS   ABBETT BOND-   AST SCUDDER   AST ALGER     MID-CAP
  GROWTH        GROWTH          VALUE        VALUE     INTERNET    DEBENTURE        JAPAN        GROWTH      GROWTH
 ---------   -------------   -----------   ---------   --------   ------------   -----------   ----------   ---------
 $ 64,608       $1,079         $14,591      $6,220      $  558       $5,579        $3,241      $1,352,112   $900,996
   18,778           --              --          --          --           --            --             --          --
       --           --              --           1         383          190             8             --          --
       --           --              --          --          --           --            --             --          --
       --           --              --          --          --           --            --             --          --
       --           --              --          --          --           --            --             --          --
      697           --              74          --          21           --            26             --       8,206
      117           --              15           1           1           96            --          1,133          62
      497          866             106         138           1          926            --            428         385
       --           --              --          --          --           --            --             --          --
 --------       ------         -------      ------      ------       ------        ------      ----------   --------
   84,697        1,945          14,786       6,360         964        6,791         3,275      1,353,673     909,649
 --------       ------         -------      ------      ------       ------        ------      ----------   --------
       --           --              --          --          --           --            --             --          --
       --           --              --          --          --           --            --             --          --
       --           --              --          --          --           --            --             --          --
       --           --              --          --          --           --            --             --          --
       --           --              --          --          --           --            --             --          --
   18,778           --              --          --          --           --            --             --          --
      701           --             609          --           2           --             6             --          --
       70           --              --          --          --           --            73            684         693
       --           --              --          --          --           --            --             --          --
       32           --               5           2          --            1             1            410         269
       --           --              --          --          --           --            --             15          10
       --           --              --          --          --           --            --             --          --
       18            7               7           7           7            7            12            107          88
 --------       ------         -------      ------      ------       ------        ------      ----------   --------
   19,599            7             621           9           9            8            92          1,216       1,060
 --------       ------         -------      ------      ------       ------        ------      ----------   --------
 $ 65,098       $1,938         $14,165      $6,351      $  955       $6,783        $3,183      $1,352,457   $908,589
 ========       ======         =======      ======      ======       ======        ======      ==========   ========
 $     10       $   --         $     1      $    1      $   --       $    1        $   --      $     142    $     93
   92,299        2,048          14,045       6,387       1,140        6,714         3,683      1,421,142     933,472
       58            3              39          18          --           14            --            838          --
   (6,674)         (28)            (24)        (16)        (56)           5          (168)         4,688      (4,471)
  (20,595)         (85)            104         (39)       (129)          49          (332)       (74,353)    (20,505)
 --------       ------         -------      ------      ------       ------        ------      ----------   --------
 $ 65,098       $1,938         $14,165      $6,351      $  955       $6,783        $3,183      $1,352,457   $908,589
 ========       ======         =======      ======      ======       ======        ======      ==========   ========
    9,799          213           1,404         645         119          668           385        142,008      92,966
 $   6.64       $ 9.10         $ 10.09      $ 9.85      $ 8.03       $10.15        $ 8.27      $    9.52    $   9.77
 ========       ======         =======      ======      ======       ======        ======      ==========   ========
 $ 85,203       $1,164         $14,488      $6,258      $  687       $5,530        $3,573      $1,426,465   $921,501
 ========       ======         =======      ======      ======       ======        ======      ==========   ========
 $     --       $   --         $    --      $   --      $   --       $   --        $   --      $      --    $     --
 ========       ======         =======      ======      ======       ======        ======      ==========   ========

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST
STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2000
(AMOUNTS IN THOUSANDS)

                                                      ---------------------------------------------------------------------------
                                                                                       PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                AST
                                                           AST            AST                                NEUBERGER
                                                           AIM         ALLIANCE         AST         AST       BERMAN       AST
                                                      INTERNATIONAL   GROWTH AND      JANCAP       MONEY      MID-CAP      AIM
                                                         EQUITY         INCOME        GROWTH       MARKET      VALUE     BALANCED
                                                      -------------   -----------   -----------   --------   ---------   --------
INVESTMENT INCOME
   Interest.........................................    $   2,399      $   3,169    $    39,810   $132,160   $  2,148    $ 19,880
   Dividends........................................       10,428         24,715         10,291         --      7,132       1,624
   Foreign taxes withheld...........................         (238)            --           (379)        --         (3)        (11)
                                                        ---------      ---------    -----------   --------   --------    --------
       Total Investment Income......................       12,589         27,884         49,722    132,160      9,277      21,493
                                                        ---------      ---------    -----------   --------   --------    --------
EXPENSES
   Investment advisory fees.........................        6,276         11,282         51,944     10,121      6,612       4,278
   Shareholder servicing fees.......................          725          1,504          5,772      2,024        735         590
   Administration and accounting fees...............          397            503            930        572        383         344
   Custodian fees...................................          550            260            786        287        128         318
   Distribution fees................................          412          2,346            238         --      1,210           8
   Audit and legal fees.............................           15             36            124         48         19          14
   Trustees' fees...................................            7             15             54         20          8           6
   Insurance expenses...............................            4              9             32         12          4           3
   Miscellaneous expenses...........................           30             21             44         26         16          31
                                                        ---------      ---------    -----------   --------   --------    --------
       Total Expenses...............................        8,416         15,976         59,924     13,110      9,115       5,592
       Less: Advisory fee waivers and expense
         reimbursements.............................           --           (252)        (2,385)    (1,032)        --          --
       Less: Fees paid indirectly...................         (412)        (2,346)          (238)        --     (1,210)         (8)
                                                        ---------      ---------    -----------   --------   --------    --------
       Net Expenses.................................        8,004         13,378         57,301     12,078      7,905       5,584
                                                        ---------      ---------    -----------   --------   --------    --------
Net Investment Income (Loss)........................        4,585         14,506         (7,579)   120,082      1,372      15,909
                                                        ---------      ---------    -----------   --------   --------    --------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on:
       Securities...................................       52,997        182,616       (159,214)       (51)    50,595      (9,094)
       Foreign currency transactions................       (3,203)            --             23         --         --      (1,368)
       Futures contracts............................           --             --             --         --         --      (7,469)
       Written options contracts....................           --             --             --         --         --         594
       Swap agreements..............................           --             --             --         --         --          --
                                                        ---------      ---------    -----------   --------   --------    --------
   Net realized gain (loss).........................       49,794        182,616       (159,191)       (51)    50,595     (17,337)
                                                        ---------      ---------    -----------   --------   --------    --------
   Net change in unrealized appreciation
     (depreciation) on:
       Securities...................................     (266,255)      (118,117)    (1,784,237)        --    136,627     (26,936)
       Futures contracts............................           --             --             --         --         --      (2,130)
       Written option contracts.....................           --             --             --         --         --        (418)
       Swap Agreements..............................           --             --             --         --         --          --
       Translation of assets and liabilities
         denominated in foreign currencies..........           (3)            --           (966)        --         --         (21)
                                                        ---------      ---------    -----------   --------   --------    --------
   Net change in unrealized appreciation
     (depreciation).................................     (266,258)      (118,117)    (1,785,203)        --    136,627     (29,505)
                                                        ---------      ---------    -----------   --------   --------    --------
   Net gain (loss) on investments...................     (216,464)        64,499     (1,944,394)       (51)   187,222     (46,842)
                                                        ---------      ---------    -----------   --------   --------    --------
   Net Increase (Decrease) in Net Assets Resulting
     from Operations................................    $(211,879)     $  79,005    $(1,951,973)  $120,031   $188,594    $(30,933)
                                                        =========      =========    ===========   ========   ========    ========

--------------------------------------------------------------------------------

See Notes to Financial Statements.

-----------------------------------------------------------------------------------------------
                                           PORTFOLIO
-----------------------------------------------------------------------------------------------
                            AST                                 AST          AST         AST
   AST          AST        PIMCO       AST        AST        AMERICAN      T. ROWE    NEUBERGER
FEDERATED     T. ROWE      TOTAL     INVESCO     JANUS        CENTURY       PRICE      BERMAN
  HIGH      PRICE ASSET    RETURN    EQUITY    SMALL-CAP   INTERNATIONAL    GLOBAL     MID-CAP
  YIELD     ALLOCATION      BOND     INCOME     GROWTH       GROWTH II       BOND      GROWTH
---------   -----------   --------   -------   ---------   -------------   --------   ---------
$  60,961    $ 12,564     $ 77,994   $23,308   $  4,852      $   1,721     $  7,244   $   3,361
    2,073       3,251           --   12,513         776          3,891           --         318
       --         (77)          --       --         (11)          (298)        (107)         --
---------    --------     --------   -------   ---------     ---------     --------   ---------
   63,034      15,738       77,994   35,821       5,617          5,314        7,137       3,679
---------    --------     --------   -------   ---------     ---------     --------   ---------
    4,178       3,598        7,283    8,496       9,723          4,502        1,045       6,410
      557         424        1,120    1,133       1,080            447          131         712
      381         332          457      461         483            346          136         297
      116         113          277      194         163            282          130         111
       --          --           --      367          16              4           --         178
       12          10           27       27          20              9            3          17
        5           4           11       11           9              4            1           7
        3           3            7        7           6              3            1           4
       88          93           55       32          21             12           14          16
---------    --------     --------   -------   ---------     ---------     --------   ---------
    5,340       4,577        9,237   10,728      11,521          5,609        1,461       7,752
       --          --          (59)     (62)         (8)            --           --          --
       --          --           --     (367)        (16)            (4)          --        (178)
---------    --------     --------   -------   ---------     ---------     --------   ---------
    5,340       4,577        9,178   10,299      11,497          5,605        1,461       7,574
---------    --------     --------   -------   ---------     ---------     --------   ---------
   57,694      11,161       68,816   25,522      (5,880)          (291)       5,676      (3,895)
---------    --------     --------   -------   ---------     ---------     --------   ---------
  (19,632)     37,487       10,508    9,540      20,776         72,423       (1,325)     76,179
                 (100)         213       --           3         (1,295)     (14,104)         --
       --          --        7,012       --          --             --           --          --
       --          --          472       --          --             --           --          --
       --          --       (1,258)      --          --             --           --          --
---------    --------     --------   -------   ---------     ---------     --------   ---------
  (19,632)     37,387       16,947    9,540      20,779         71,128      (15,429)     76,179
---------    --------     --------   -------   ---------     ---------     --------   ---------
  (90,635)    (51,195)      41,978   16,184    (608,257)      (153,871)       8,917    (199,118)
       --          --        1,715       --          --             --           --          --
       --          --         (937)      --          --             --           --          --
       --          --       (1,956)      --          --             --           --          --
       --          (2)      (1,151)      --          (1)            (7)        (311)         --
---------    --------     --------   -------   ---------     ---------     --------   ---------
  (90,635)    (51,197)      39,649   16,184    (608,258)      (153,878)       8,606    (199,118)
---------    --------     --------   -------   ---------     ---------     --------   ---------
 (110,267)    (13,810)      56,596   25,724    (587,479)       (82,750)      (6,823)   (122,939)
---------    --------     --------   -------   ---------     ---------     --------   ---------
$ (52,573)   $ (2,649)    $125,412   $51,246   $(593,359)    $ (83,041)    $ (1,147)  $(126,834)
=========    ========     ========   =======   =========     =========     ========   =========

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST
STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2000
(AMOUNTS IN THOUSANDS)

                                                              -------------------------------------------------------------------
                                                                                           PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
                                                                             AST        AST                                AST
                                                                           T. ROWE     PIMCO                    AST      AMERICAN
                                                                 AST        PRICE     LIMITED       AST        JANUS     CENTURY
                                                              FOUNDERS     NATURAL    MATURITY   ALLIANCE    OVERSEAS    INCOME &
                                                              PASSPORT    RESOURCES     BOND      GROWTH      GROWTH      GROWTH
                                                              ---------   ---------   --------   ---------   ---------   --------
INVESTMENT INCOME
   Interest.................................................  $     849    $   317    $27,380    $   1,425   $   7,871   $    904
   Dividends................................................      2,391      2,315         --        1,442      10,403      6,633
   Foreign taxes withheld...................................       (168)       (16)        --           --        (407)       (17)
                                                              ---------    -------    -------    ---------   ---------   --------
       Total Investment Income..............................      3,072      2,616     27,380        2,867      17,867      7,520
                                                              ---------    -------    -------    ---------   ---------   --------
EXPENSES
   Investment advisory fees.................................      3,390      1,035      2,531        4,103      15,536      3,481
   Shareholder servicing fees...............................        339        115        391          456       1,554        464
   Administration and accounting fees.......................        193         97        322          284         495        282
   Custodian fees...........................................        700         51        110           95         514        106
   Distribution fees........................................         --         64         --          340         200         --
   Audit and legal fees.....................................          7          3          9           11          32         11
   Trustees' fees...........................................          3          1          4            4          14          5
   Insurance expenses.......................................          2          1          2            3           8          3
   Miscellaneous expenses...................................         40          7         21           13         120         24
                                                              ---------    -------    -------    ---------   ---------   --------
       Total Expenses.......................................      4,674      1,374      3,390        5,309      18,473      4,376
       Less: Advisory fee waivers and expense
         reimbursements.....................................       (120)        --         --           --        (159)        --
       Less: Fees paid indirectly...........................         --        (64)        --         (340)       (200)        --
                                                              ---------    -------    -------    ---------   ---------   --------
       Net Expenses.........................................      4,554      1,310      3,390        4,969      18,114      4,376
                                                              ---------    -------    -------    ---------   ---------   --------
Net Investment Income (Loss)................................     (1,482)     1,306     23,990       (2,102)       (247)     3,144
                                                              ---------    -------    -------    ---------   ---------   --------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on:
       Securities...........................................    (83,305)    10,534      1,284       65,816     226,662    (13,244)
       Foreign currency transactions........................     (3,214)       (48)       (80)          --      38,499         --
       Futures contracts....................................         --         --     (1,373)          --          --       (876)
       Written options contracts............................         --         --       (117)          --          --         --
       Swap agreements......................................         --         --        (97)          --          --         --
                                                              ---------    -------    -------    ---------   ---------   --------
   Net realized gain (loss).................................    (86,519)    10,486       (383)      65,816     265,161    (14,120)
                                                              ---------    -------    -------    ---------   ---------   --------
   Net change in unrealized appreciation (depreciation) on:
       Securities...........................................    (53,870)    13,388      8,993     (153,701)   (603,187)   (41,813)
       Futures contracts....................................         --         --     (1,276)          --          --       (750)
       Written option contracts.............................         --         --       (113)          --          --         --
       Swap Agreements......................................         --         --         50           --          --         --
       Translation of assets and liabilities denominated in
         foreign currencies.................................         75         (4)      (109)          --         583         --
                                                              ---------    -------    -------    ---------   ---------   --------
   Net change in unrealized appreciation (depreciation).....    (53,795)    13,384      7,545     (153,701)   (602,604)   (42,563)
                                                              ---------    -------    -------    ---------   ---------   --------
   Net gain (loss) on investments...........................   (140,314)    23,870      7,162      (87,885)   (337,443)   (56,683)
                                                              ---------    -------    -------    ---------   ---------   --------
   Net Increase (Decrease) in Net Assets Resulting from
     Operations.............................................  $(141,796)   $25,176    $31,152    $ (89,987)  $(337,690)  $(53,539)
                                                              =========    =======    =======    =========   =========   ========

--------------------------------------------------------------------------------

See Notes to Financial Statements.

-----------------------------------------------------------------------------------------------
                                           PORTFOLIO
-----------------------------------------------------------------------------------------------
   AST           AST                                             AST         AST
AMERICAN      AMERICAN         AST         AST        AST       LORD       SANFORD       AST
 CENTURY       CENTURY       GABELLI     MARSICO    COHEN &    ABBETT     BERNSTEIN    KEMPER
STRATEGIC   INTERNATIONAL   SMALL-CAP    CAPITAL    STEERS    SMALL CAP    MANAGED    SMALL-CAP
BALANCED       GROWTH         VALUE      GROWTH     REALTY      VALUE     INDEX 500    GROWTH
---------   -------------   ---------   ---------   -------   ---------   ---------   ---------
   6,275
$             $  1,677       $ 1,295    $   9,121   $  312     $   588    $  1,850    $   3,833
   1,341         1,673         4,522        8,141    5,690         680       9,597          343
      (3)         (105)           --          (15)      --          (7)        (16)          --
--------      --------       -------    ---------   -------    -------    --------    ---------
   7,613         3,245         5,817       17,247    6,002       1,261      11,431        4,176
--------      --------       -------    ---------   -------    -------    --------    ---------
   1,882         2,629         2,644       16,585      933       1,172       4,236        8,991
     222           263           294        1,843       93         123         712          948
     208           143           235          514       74          74         220          412
      88           270            69          248       21          36         181          157
      --            --            13          263       62          --         128          122
       5             7             7           41        2           4          16           20
       2             2             2           18        1           1           7            9
       1             2             2           10        1           1           4            5
      40            23            16           16       12           9          52           18
--------      --------       -------    ---------   -------    -------    --------    ---------
   2,448         3,339         3,282       19,538    1,199       1,420       5,556       10,682
      --            --            --         (421)      --          --          (2)          (8)
      --            --           (13)        (263)     (62)         --        (128)        (122)
--------      --------       -------    ---------   -------    -------    --------    ---------
   2,448         3,339         3,269       18,854    1,137       1,420       5,426       10,552
--------      --------       -------    ---------   -------    -------    --------    ---------
   5,165           (94)        2,548       (1,607)   4,865        (159)      6,005       (6,376)
--------      --------       -------    ---------   -------    -------    --------    ---------
   3,955         9,239        22,741       32,370      285      10,055     (11,178)      56,262
  (1,249)           (8)           --          (63)      --          --          --           --
    (163)           --        (1,413)          --       --          --       4,346           --
      --            --            --           --       --          --          --           --
      --            --            --           --       --          --          --           --
--------      --------       -------    ---------   -------    -------    --------    ---------
   2,543         9,231        21,328       32,307      285      10,055      (6,832)      56,262
--------      --------       -------    ---------   -------    -------    --------    ---------
  (14,549)     (56,703)       34,139     (312,434)  15,639      31,979     (69,400)    (283,328)
    (177)           --            --           --       --          --          --           --
      --            --            --           --       --          --          --           --
      --            --            --           --       --          --          --           --

      (7)          (20)           --           (2)      --          --          --           --
--------      --------       -------    ---------   -------    -------    --------    ---------
 (14,733)      (56,723)       34,139     (312,436)  15,639      31,979     (69,400)    (283,328)
--------      --------       -------    ---------   -------    -------    --------    ---------
 (12,190)      (47,492)       55,467     (280,129)  15,924      42,034     (76,232)    (227,066)
--------      --------       -------    ---------   -------    -------    --------    ---------
$ (7,025)     $(47,586)      $58,015    $(281,736)  $20,789    $41,875    $(70,227)   $(233,442)
========      ========       =======    =========   =======    =======    ========    =========

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST
STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2000
(AMOUNTS IN THOUSANDS)

                                                              ----------------------------------------------------------
                                                                                      PORTFOLIO
------------------------------------------------------------------------------------------------------------------------
                                                                AST                     AST           AST         AST
                                                                MFS        AST          MFS          ALGER       JANUS
                                                              GLOBAL       MFS      GROWTH WITH     ALL-CAP     MID-CAP
                                                              EQUITY     GROWTH       INCOME        GROWTH       GROWTH
                                                              -------    -------    -----------    ---------    --------
INVESTMENT INCOME
   Interest.................................................  $    89    $   362      $   212      $   1,846    $    453
   Dividends................................................      142        169          375            359           7
   Foreign taxes withheld...................................       (6)        (2)          (3)            (3)         --
                                                              -------    -------      -------      ---------    --------
       Total Investment Income..............................      225        529          584          2,202         460
                                                              -------    -------      -------      ---------    --------
EXPENSES
   Investment advisory fees.................................      136        381          344          1,836         314
   Shareholder servicing fees...............................       14         41           37            193          32
   Administration and accounting fees.......................        1          3            6            185          31
   Custodian fees...........................................       93         79           78             79          13
   Distribution fees........................................       --         --           --             83          --
   Audit and legal fees.....................................       --          1            1              5           1
   Trustees' fees...........................................       --         --           --              2          --
   Insurance expenses.......................................       --         --           --              1          --
   Miscellaneous expenses...................................       11          2            2              5          11
                                                              -------    -------      -------      ---------    --------
       Total Expenses.......................................      255        507          468          2,389         402
       Less: Advisory fee waivers and expense
         reimbursements.....................................      (42)       (10)          (9)            (5)         --
       Less: Fees paid indirectly...........................       --         --           --            (83)         --
                                                              -------    -------      -------      ---------    --------
       Net Expenses.........................................      213        497          459          2,301         402
                                                              -------    -------      -------      ---------    --------
Net Investment Income (Loss)................................       12         32          125            (99)         58
                                                              -------    -------      -------      ---------    --------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on:
       Securities...........................................     (455)    (6,503)      (1,250)       (76,439)     (6,674)
       Foreign currency transactions........................      (14)        (9)          (5)            --          --
       Futures contracts....................................       --         --           --             --          --
       Written options contracts............................       --         --           --             --          --
       Swap agreements......................................       --         --           --             --          --
                                                              -------    -------      -------      ---------    --------
   Net realized gain (loss).................................     (469)    (6,512)      (1,255)       (76,439)     (6,674)
                                                              -------    -------      -------      ---------    --------
   Net change in unrealized appreciation (depreciation) on:
       Securities...........................................   (1,011)      (953)         419        (27,906)    (20,595)
       Futures contracts....................................       --         --           --             --          --
       Written option contracts.............................       --         --           --             --          --
       Swap Agreements......................................       --         --           --             --          --
       Translation of assets and liabilities denominated in
         foreign currencies.................................        1          1           --             --          --
                                                              -------    -------      -------      ---------    --------
   Net change in unrealized appreciation (depreciation).....   (1,010)      (952)         419        (27,906)    (20,595)
                                                              -------    -------      -------      ---------    --------
   Net gain (loss) on investments...........................   (1,479)    (7,464)        (836)      (104,345)    (27,269)
                                                              -------    -------      -------      ---------    --------
   Net Increase (Decrease) in Net Assets Resulting from
     Operations.............................................  $(1,467)   $(7,432)     $  (711)     $(104,444)   $(27,211)
                                                              =======    =======      =======      =========    ========

--------------------------------------------------------------------------------

See Notes to Financial Statements.

-----------------------------------------------------------------------------------------
                                        PORTFOLIO
-----------------------------------------------------------------------------------------
   AST         AST        AST                     AST                              AST
FEDERATED    GABELLI     JANUS       AST      LORD ABBETT     AST       AST       ALGER
AGGRESSIVE   ALL-CAP   STRATEGIC   KINETICS      BOND       SCUDDER    ALGER     MID-CAP
  GROWTH      VALUE      VALUE     INTERNET    DEBENTURE     JAPAN     GROWTH     GROWTH
----------   -------   ---------   --------   -----------   -------   --------   --------
  $   4       $ 44       $ 24       $   1         $17        $  11    $    526   $    666
     --         15          1          --          --           --       1,753         82
     --         --         --          --          --           --          --         --
  -----       ----       ----       -----         ---        -----    --------   --------
      4         59         25           1          17           11       2,279        748
  -----       ----       ----       -----         ---        -----    --------   --------
      1         14          5           1           3            7       1,371        957
     --          1          1          --          --            1         182        119
      1          1          1           1           1            1          65         57
      5          5          5           5           5           10          22         17
     --         --         --          --          --           --          --         --
     --         --         --          --          --           --          15         10
     --         --         --          --          --           --           5          3
     --         --         --          --          --           --           2          2
      1          1          1           1           1            1           2          1
  -----       ----       ----       -----         ---        -----    --------   --------
      8         22         13           8          10           20       1,664      1,166
     (7)        (2)        (6)         (6)         (6)          (7)       (223)      (164)
     --         --         --          --          --           --          --         --
  -----       ----       ----       -----         ---        -----    --------   --------
      1         20          7           2           4           13       1,441      1,002
  -----       ----       ----       -----         ---        -----    --------   --------
      3         39         18          (1)         13           (2)        838       (254)
  -----       ----       ----       -----         ---        -----    --------   --------
    (28)       (24)       (16)        (56)          5         (168)      4,688     (4,471)
     --         --         --          --          --            7          --         --
     --         --         --          --          --           --          --         --
     --         --         --          --          --           --          --         --
     --         --         --          --          --           --          --         --
  -----       ----       ----       -----         ---        -----    --------   --------
    (28)       (24)       (16)        (56)          5         (161)      4,688     (4,471)
  -----       ----       ----       -----         ---        -----    --------   --------
    (85)       104        (39)       (129)         49         (332)    (74,353)   (20,505)
     --         --         --          --          --           --          --         --
     --         --         --          --          --           --          --         --
     --         --         --          --          --           --          --         --
     --         --         --          --          --           --          --         --
  -----       ----       ----       -----         ---        -----    --------   --------
    (85)       104        (39)       (129)         49         (332)    (74,353)   (20,505)
  -----       ----       ----       -----         ---        -----    --------   --------
   (113)        80        (55)       (185)         54         (493)    (69,665)   (24,976)
  -----       ----       ----       -----         ---        -----    --------   --------
  $(110)      $119       $(37)      $(186)        $67        $(495)   $(68,827)  $(25,230)
  =====       ====       ====       =====         ===        =====    ========   ========

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST
STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2000
(AMOUNTS IN THOUSANDS)

                                                      ---------------------------------------------------------------------------
                                                                                       PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
                                                             AST AIM               AST ALLIANCE
                                                      INTERNATIONAL EQUITY       GROWTH AND INCOME          AST JANCAP GROWTH
                                                      ---------------------   -----------------------   -------------------------
                                                        2000        1999         2000         1999         2000          1999
                                                      ---------   ---------   ----------   ----------   -----------   -----------
FROM OPERATIONS
   Net investment income (loss).....................  $   4,585   $     970   $   14,506   $   14,653   $    (7,579)  $     5,220
   Net realized gain (loss) on investments..........     49,794      94,950      182,616      171,133      (159,191)      477,448
   Net change in unrealized appreciation
     (depreciation) on investments..................   (266,258)    209,949     (118,117)       9,189    (1,785,203)    1,482,720
                                                      ---------   ---------   ----------   ----------   -----------   -----------
     Net Increase (Decrease) in Net Assets from
       Operations...................................   (211,879)    305,869       79,005      194,975    (1,951,973)    1,965,388
                                                      ---------   ---------   ----------   ----------   -----------   -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
   Dividends to shareholders from net investment
     income.........................................     (1,501)         --      (14,653)     (13,889)       (7,572)           --
   Distributions to shareholders from capital
     gains..........................................    (96,849)    (40,173)    (169,612)     (65,834)     (492,826)     (130,343)
                                                      ---------   ---------   ----------   ----------   -----------   -----------
     Total Dividends and Distributions to
       Shareholders.................................    (98,350)    (40,173)    (184,265)     (79,723)     (500,398)     (130,343)
                                                      ---------   ---------   ----------   ----------   -----------   -----------
CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold........................    789,190     466,738      409,361      593,376     2,058,451     2,869,466
   Net asset value of shares issued in reinvestment
     of dividends and distributions.................     98,350      40,173      184,265       79,723       500,398       130,343
   Cost of shares redeemed..........................   (710,692)   (499,556)    (390,917)    (471,954)   (1,767,846)   (2,166,734)
                                                      ---------   ---------   ----------   ----------   -----------   -----------
   Increase (Decrease) in Net Assets from Capital
     Share Transactions.............................    176,848       7,355      202,709      201,145       791,003       833,075
                                                      ---------   ---------   ----------   ----------   -----------   -----------
     Total Increase (Decrease) in Net Assets........   (133,381)    273,051       97,449      316,397    (1,661,368)    2,668,120
NET ASSETS
   Beginning of Period..............................    770,512     497,461    1,498,306    1,181,909     5,923,778     3,255,658
                                                      ---------   ---------   ----------   ----------   -----------   -----------
   End of Period....................................  $ 637,131   $ 770,512   $1,595,755   $1,498,306   $ 4,262,410   $ 5,923,778
                                                      =========   =========   ==========   ==========   ===========   ===========
SHARES ISSUED AND REDEEMED
   Shares sold......................................     30,500      19,802       19,888       26,751        42,407        68,510
   Shares issued in reinvestment of dividends and
     distributions..................................      3,216       1,887       10,214        3,891         9,573         3,397
   Shares redeemed..................................    (27,311)    (21,118)     (19,212)     (21,409)      (37,768)      (52,595)
                                                      ---------   ---------   ----------   ----------   -----------   -----------
     Net Increase (Decrease) in Shares
       Outstanding..................................      6,405         571       10,890        9,233        14,212        19,312
                                                      =========   =========   ==========   ==========   ===========   ===========

--------------------------------------------------------------------------------

See Notes to Financial Statements.

-----------------------------------------------------------------------------------------------------------------------
                                                       PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
                             AST NEUBERGER BERMAN                              AST FEDERATED        AST T. ROWE PRICE
     AST MONEY MARKET            MID-CAP VALUE        AST AIM BALANCED          HIGH YIELD           ASSET ALLOCATION
--------------------------   ---------------------   -------------------   ---------------------   --------------------
    2000          1999         2000        1999        2000       1999       2000        1999        2000        1999
------------   -----------   ---------   ---------   --------   --------   ---------   ---------   ---------   --------

   $ 120,082   $    71,758   $   1,372   $   2,177   $ 15,909   $ 10,135   $  57,694   $  57,676   $  11,161   $ 10,648
         (51)            8      50,595      (1,550)   (17,337)    37,486     (19,632)     (7,097)     37,387      3,891
          --            --     136,627      (4,592)   (29,505)    37,287     (90,635)    (38,643)    (51,197)    25,492
------------   -----------   ---------   ---------   --------   --------   ---------   ---------   ---------   --------
     120,031        71,766     188,594      (3,965)   (30,933)    84,908     (52,573)     11,936      (2,649)    40,031
------------   -----------   ---------   ---------   --------   --------   ---------   ---------   ---------   --------
    (120,082)      (71,758)     (2,176)     (3,830)   (10,797)    (9,982)    (57,675)    (46,298)    (10,446)    (7,355)
          (8)         (106)     (2,619)     (8,712)   (36,372)   (33,245)         --      (4,074)     (4,195)      (104)
------------   -----------   ---------   ---------   --------   --------   ---------   ---------   ---------   --------
    (120,090)      (71,864)     (4,795)    (12,542)   (47,169)   (43,227)    (57,675)    (50,372)    (14,641)    (7,459)
------------   -----------   ---------   ---------   --------   --------   ---------   ---------   ---------   --------
  11,464,901     9,162,968     434,226     648,383    231,937     58,331     262,196     351,076      51,936    127,050
     116,825        67,429       4,795      12,542     47,169     43,228      57,675      50,372      14,641      7,459
 (11,746,631)   (7,788,875)   (308,554)   (252,003)   (77,934)   (53,004)   (335,529)   (334,904)   (101,454)   (63,736)
------------   -----------   ---------   ---------   --------   --------   ---------   ---------   ---------   --------
    (164,905)    1,441,522     130,467     408,922    201,172     48,555     (15,658)     66,544     (34,877)    70,773
------------   -----------   ---------   ---------   --------   --------   ---------   ---------   ---------   --------
    (164,964)    1,441,424     314,266     392,415    123,070     90,236    (125,906)     28,108     (52,167)   103,345
   2,409,157       967,733     664,383     271,968    499,571    409,335     623,788     595,680     447,542    344,197
------------   -----------   ---------   ---------   --------   --------   ---------   ---------   ---------   --------
$  2,244,193   $ 2,409,157   $ 978,649   $ 664,383   $622,641   $499,571   $ 497,882   $ 623,788   $ 395,375   $447,542
============   ===========   =========   =========   ========   ========   =========   =========   =========   ========
  11,464,901     9,162,968      29,230      47,274     16,220      4,301      25,188      28,958       2,803      7,183
     116,825        67,429         379         999      3,271      3,442       5,416       4,212         831        438
 (11,746,631)   (7,788,875)    (21,411)    (19,055)    (5,458)    (3,934)    (31,664)    (27,931)     (5,550)    (3,583)
------------   -----------   ---------   ---------   --------   --------   ---------   ---------   ---------   --------
    (164,905)    1,441,522       8,198      29,218     14,033      3,809      (1,060)      5,239      (1,916)     4,038
============   ===========   =========   =========   ========   ========   =========   =========   =========   ========

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST
STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2000
(AMOUNTS IN THOUSANDS)

                                                      ---------------------------------------------------------------------------
                                                                                       PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
                                                             AST PIMCO                AST INVESCO                AST JANUS
                                                         TOTAL RETURN BOND           EQUITY INCOME           SMALL-CAP GROWTH
                                                      -----------------------   -----------------------   -----------------------
                                                         2000         1999         2000         1999         2000         1999
                                                      ----------   ----------   ----------   ----------   ----------   ----------
FROM OPERATIONS
   Net investment income (loss).....................  $   68,816   $   54,418   $   25,522   $   20,214   $   (5,880)  $   (2,537)
   Net realized gain (loss) on investments..........      16,947      (28,885)       9,540       78,862       20,779      145,207
   Net change in unrealized appreciation
     (depreciation) on investments..................      39,649      (35,986)      16,184        2,582     (608,258)     550,645
                                                      ----------   ----------   ----------   ----------   ----------   ----------
     Net Increase (Decrease) in Net Assets from
       Operations...................................     125,412      (10,453)      51,246      101,658     (593,359)     693,315
                                                      ----------   ----------   ----------   ----------   ----------   ----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
   Dividends to shareholders from net investment
     income.........................................     (54,224)     (40,382)     (20,214)     (15,474)          --           --
   Distributions to shareholders from capital
     gains..........................................          --      (29,828)     (78,949)     (23,985)    (136,801)          --
                                                      ----------   ----------   ----------   ----------   ----------   ----------
     Total Dividends and Distributions to
       Shareholders.................................     (54,224)     (70,210)     (99,163)     (39,459)    (136,801)          --
                                                      ----------   ----------   ----------   ----------   ----------   ----------
CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold........................     491,035      406,569      359,650      375,408      152,367      917,746
   Net asset value of shares issued in reinvestment
     of dividends and distributions.................      54,224       70,210       99,163       39,458      136,800           --
   Cost of shares redeemed..........................    (363,992)    (286,850)    (285,890)    (260,483)    (410,180)    (453,697)
                                                      ----------   ----------   ----------   ----------   ----------   ----------
   Increase (Decrease) in Net Assets from Capital
     Share Transactions.............................     181,267      189,929      172,923      154,383     (121,013)     464,049
                                                      ----------   ----------   ----------   ----------   ----------   ----------
     Total Increase (Decrease) in Net Assets........     252,455      109,266      125,006      216,582     (851,173)   1,157,364
NET ASSETS
   Beginning of Period..............................   1,005,763      896,497    1,048,064      831,482    1,443,211      285,847
                                                      ----------   ----------   ----------   ----------   ----------   ----------
   End of Period....................................  $1,258,218   $1,005,763   $1,173,070   $1,048,064   $  592,038   $1,443,211
                                                      ==========   ==========   ==========   ==========   ==========   ==========
SHARES ISSUED AND REDEEMED
   Shares sold......................................      44,961       36,437       20,761       20,846        3,877       37,569
   Shares issued in reinvestment of dividends and
     distributions..................................       5,154        6,394        6,225        2,329        3,008           --
   Shares redeemed..................................     (33,205)     (25,872)     (16,481)     (14,501)     (11,593)     (19,931)
                                                      ----------   ----------   ----------   ----------   ----------   ----------
     Net Increase (Decrease) in Shares
       Outstanding..................................      16,910       16,959       10,505        8,674       (4,708)      17,638
                                                      ==========   ==========   ==========   ==========   ==========   ==========

--------------------------------------------------------------------------------

See Notes to Financial Statements.

---------------------------------------------------------------------------------------------------------------------
                                                      PORTFOLIO
---------------------------------------------------------------------------------------------------------------------
 AST AMERICAN CENTURY      AST T. ROWE PRICE     AST NEUBERGER BERMAN                             AST T. ROWE PRICE
INTERNATIONAL GROWTH II       GLOBAL BOND           MID-CAP GROWTH       AST FOUNDERS PASSPORT    NATURAL RESOURCES
-----------------------   -------------------   ----------------------   ---------------------   --------------------
   2000         1999        2000       1999        2000        1999        2000        1999        2000        1999
----------   ----------   --------   --------   ----------   ---------   ---------   ---------   ---------   --------
$    (291)   $   2,133    $  5,676   $  5,163   $   (3,895)  $  (1,935)  $  (1,482)  $    (654)  $   1,306   $  1,045
   71,128       47,755     (15,429)    (3,742)      76,179      13,781     (86,519)     60,896      10,486     (1,413)
 (153,878)      83,119       8,606    (14,013)    (199,118)    118,263     (53,795)     36,077      13,384     20,106
---------    ---------    --------   --------   ----------   ---------   ---------   ---------   ---------   --------
  (83,041)     133,007      (1,147)   (12,592)    (126,834)    130,109    (141,796)     96,319      25,176     19,738
---------    ---------    --------   --------   ----------   ---------   ---------   ---------   ---------   --------
   (1,024)      (3,236)     (2,181)    (9,278)          --          --          --        (228)       (946)    (1,049)
  (49,071)     (21,765)         --     (2,979)     (13,634)    (19,893)    (57,251)       (256)         --     (8,637)
---------    ---------    --------   --------   ----------   ---------   ---------   ---------   ---------   --------
  (50,095)     (25,001)     (2,181)   (12,257)     (13,634)    (19,893)    (57,251)       (484)       (946)    (9,686)
---------    ---------    --------   --------   ----------   ---------   ---------   ---------   ---------   --------
  253,144      603,613      26,678     48,898    1,410,804     202,094     715,188     141,040     117,375     98,060
   50,095       25,001       2,181     12,257       13,634      19,893      57,251         484         946      9,685
 (298,531)    (691,957)    (41,475)   (46,135)    (958,890)   (199,670)   (514,752)   (139,959)   (110,132)   (89,698)
---------    ---------    --------   --------   ----------   ---------   ---------   ---------   ---------   --------
    4,708      (63,343)    (12,616)    15,020      465,548      22,317     257,687       1,565       8,189     18,047
---------    ---------    --------   --------   ----------   ---------   ---------   ---------   ---------   --------
 (128,428)      44,663     (15,944)    (9,829)     325,080     132,533      58,640      97,400      32,419     28,099
  516,824      472,161     138,144    147,973      394,325     261,792     217,397     119,997     102,225     74,126
---------    ---------    --------   --------   ----------   ---------   ---------   ---------   ---------   --------
$ 388,396    $ 516,824    $122,200   $138,144   $  719,405   $ 394,325   $ 276,037   $ 217,397   $ 134,644   $102,225
=========    =========    ========   ========   ==========   =========   =========   =========   =========   ========
   18,138       46,058       2,933      4,970       54,432      11,881      33,312       8,649       8,247      7,786
    3,309        2,034         237      1,233          468       1,303       1,921          38          78        988
  (21,137)     (52,356)     (4,562)    (4,723)     (38,048)    (11,944)    (25,541)     (9,064)     (7,935)    (7,197)
---------    ---------    --------   --------   ----------   ---------   ---------   ---------   ---------   --------
      310       (4,264)     (1,392)     1,480       16,852       1,240       9,692        (377)        390      1,577
=========    =========    ========   ========   ==========   =========   =========   =========   =========   ========

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST
STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2000
(AMOUNTS IN THOUSANDS)

                                                         ------------------------------------------------------------------------
                                                                                        PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
                                                           AST PIMCO LIMITED                                    AST JANUS
                                                             MATURITY BOND        AST ALLIANCE GROWTH        OVERSEAS GROWTH
                                                         ---------------------   ---------------------   ------------------------
                                                           2000        1999        2000        1999         2000          1999
                                                         ---------   ---------   ---------   ---------   -----------   ----------
FROM OPERATIONS
   Net investment income (loss)........................  $  23,990   $  21,139   $  (2,102)  $  (1,417)  $      (247)  $   (1,485)
   Net realized gain (loss) on investments.............       (383)     (1,892)     65,816      32,038       265,161       30,229
   Net change in unrealized appreciation (depreciation)
     on investments....................................      7,545      (5,992)   (153,701)     60,401      (602,604)     629,896
                                                         ---------   ---------   ---------   ---------   -----------   ----------
     Net Increase (Decrease) in Net Assets from
       Operations......................................     31,152      13,255     (89,987)     91,022      (337,690)     658,640
                                                         ---------   ---------   ---------   ---------   -----------   ----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
   Dividends to shareholders from net investment
     income............................................    (21,367)    (18,691)         --          --        (9,620)          --
   Distributions to shareholders from capital gains....         --          --     (30,894)    (33,503)      (13,477)          --
                                                         ---------   ---------   ---------   ---------   -----------   ----------
     Total Dividends and Distributions to
       Shareholders....................................    (21,367)    (18,691)    (30,894)    (33,503)      (23,097)          --
                                                         ---------   ---------   ---------   ---------   -----------   ----------
CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold...........................    182,266     176,908     337,191      82,279     1,069,837    1,127,067
   Net asset value of shares issued in reinvestment of
     dividends and distributions.......................     21,367      18,691      30,894      33,504        23,097           --
   Cost of shares redeemed.............................   (202,180)   (133,266)   (144,296)   (109,772)   (1,189,173)    (841,868)
                                                         ---------   ---------   ---------   ---------   -----------   ----------
   Increase (Decrease) in Net Assets from Capital Share
     Transactions......................................      1,453      62,333     223,789       6,011       (96,239)     285,199
                                                         ---------   ---------   ---------   ---------   -----------   ----------
     Total Increase (Decrease) in Net Assets...........     11,238      56,897     102,908      63,530      (457,026)     943,839
NET ASSETS
   Beginning of Period.................................    406,604     349,707     364,454     300,924     1,551,045      607,206
                                                         ---------   ---------   ---------   ---------   -----------   ----------
   End of Period.......................................  $ 417,842   $ 406,604   $ 467,362   $ 364,454   $ 1,094,019   $1,551,045
                                                         =========   =========   =========   =========   ===========   ==========
SHARES ISSUED AND REDEEMED
   Shares sold.........................................     17,039      16,533      17,939       5,458        44,133       73,126
   Shares issued in reinvestment of dividends and
     distributions.....................................      2,074       1,783       1,561       2,396           801           --
   Shares redeemed.....................................    (18,900)    (12,347)     (7,875)     (7,346)      (48,297)     (55,526)
                                                         ---------   ---------   ---------   ---------   -----------   ----------
     Net Increase (Decrease) in Shares Outstanding.....        213       5,969      11,625         508        (3,363)      17,600
                                                         =========   =========   =========   =========   ===========   ==========

--------------------------------------------------------------------------------

See Notes to Financial Statements.

----------------------------------------------------------------------------------------------------------------------
                                                      PORTFOLIO
----------------------------------------------------------------------------------------------------------------------
AST AMERICAN CENTURY    AST AMERICAN CENTURY    AST AMERICAN CENTURY        AST GABELLI              AST MARSICO
   INCOME & GROWTH       STRATEGIC BALANCED     INTERNATIONAL GROWTH      SMALL-CAP VALUE          CAPITAL GROWTH
---------------------   ---------------------   --------------------   ---------------------   -----------------------
  2000        1999        2000        1999        2000        1999       2000        1999         2000         1999
---------   ---------   ---------   ---------   ---------   --------   ---------   ---------   ----------   ----------
$  3,144    $  2,121    $  5,165    $  3,184    $     (94)  $   (318)  $   2,548   $   1,805   $   (1,607)  $   (2,610)
 (14,120)     20,971       2,543      12,632        9,231      7,972      21,328      14,768       32,307       53,167
 (42,563)     31,045     (14,733)      4,767      (56,723)    53,802      34,139     (16,127)    (312,436)     478,644
--------    --------    --------    --------    ---------   --------   ---------   ---------   ----------   ----------
 (53,539)     54,137      (7,025)     20,583      (47,586)    61,456      58,015         446     (281,736)     529,201
--------    --------    --------    --------    ---------   --------   ---------   ---------   ----------   ----------
  (2,121)     (1,630)     (3,230)       (936)          --         --      (1,649)     (2,399)          --         (400)
 (22,771)     (9,176)    (12,672)        (24)      (6,118)      (596)    (14,365)         --      (45,101)        (476)
--------    --------    --------    --------    ---------   --------   ---------   ---------   ----------   ----------
 (24,892)    (10,806)    (15,902)       (960)      (6,118)      (596)    (16,014)     (2,399)     (45,101)        (876)
--------    --------    --------    --------    ---------   --------   ---------   ---------   ----------   ----------
 273,495     146,857      38,040     117,755      580,172     98,779     209,472     129,871      834,959      922,808
  24,892      10,806      15,902         960        6,118        596      16,014       2,399       45,101          876
 (92,706)    (30,235)    (30,280)    (12,633)    (354,308)   (83,742)   (195,394)   (172,896)    (506,110)    (323,239)
--------    --------    --------    --------    ---------   --------   ---------   ---------   ----------   ----------
 205,681     127,428      23,662     106,082      231,982     15,633      30,092     (40,626)     373,950      600,445
--------    --------    --------    --------    ---------   --------   ---------   ---------   ----------   ----------
 127,250     170,759         735     125,705      178,278     76,493      72,093     (42,579)      47,113    1,128,770
 360,630     189,871     216,748      91,043      154,226     77,733     261,493     304,072    1,723,736      594,966
--------    --------    --------    --------    ---------   --------   ---------   ---------   ----------   ----------
$487,880    $360,630    $217,483    $216,748    $ 332,504   $154,226   $ 333,586   $ 261,493   $1,770,849   $1,723,736
========    ========    ========    ========    =========   ========   =========   =========   ==========   ==========
  19,207      10,285       2,673       8,308       29,277      6,699      17,815      11,553       41,792       57,115
   1,883         844       1,176          69          260         44       1,497         233        2,168           59
  (6,663)     (2,180)     (2,144)       (875)     (18,110)    (5,549)    (16,636)    (15,422)     (25,796)     (19,397)
--------    --------    --------    --------    ---------   --------   ---------   ---------   ----------   ----------
  14,427       8,949       1,705       7,502       11,427      1,194       2,676      (3,636)      18,164       37,777
========    ========    ========    ========    =========   ========   =========   =========   ==========   ==========

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST
STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2000
(AMOUNTS IN THOUSANDS)

                                                              ------------------------------------------------------------------
                                                                                          PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                AST SANFORD
                                                               AST COHEN & STEERS      AST LORD ABBETT           BERNSTEIN
                                                                     REALTY            SMALL CAP VALUE       MANAGED INDEX 500
                                                              --------------------   -------------------   ---------------------
                                                                2000        1999       2000       1999       2000        1999
                                                              ---------   --------   --------   --------   ---------   ---------
FROM OPERATIONS
   Net investment income (loss).............................  $   4,865   $  2,446   $   (159)  $   (202)  $   6,005   $   3,516
   Net realized gain (loss) on investments..................        285     (2,514)    10,055        255      (6,832)     40,358
   Net change in unrealized appreciation (depreciation) on
     investments............................................     15,639       (181)    31,979      5,624     (69,400)     47,244
                                                              ---------   --------   --------   --------   ---------   ---------
     Net Increase (Decrease) in Net Assets from
       Operations...........................................     20,789       (249)    41,875      5,677     (70,227)     91,118
                                                              ---------   --------   --------   --------   ---------   ---------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
   Dividends to shareholders from net investment income.....     (2,005)      (956)        --         --      (3,516)     (1,358)
   Distributions to shareholders from capital gains.........         --         --         --         --     (41,829)     (9,219)
                                                              ---------   --------   --------   --------   ---------   ---------
     Total Dividends and Distributions to Shareholders......     (2,005)      (956)        --         --     (45,345)    (10,577)
                                                              ---------   --------   --------   --------   ---------   ---------
CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold................................    156,054     55,613    160,131     70,629     540,457     624,369
   Net asset value of shares issued in reinvestment of
     dividends and distributions............................      2,005        956         --         --      45,345      10,577
   Cost of shares redeemed..................................   (101,054)   (31,692)   (48,439)   (43,902)   (398,900)   (371,471)
                                                              ---------   --------   --------   --------   ---------   ---------
   Increase (Decrease) in Net Assets from Capital Share
     Transactions...........................................     57,005     24,877    111,692     26,727     186,902     263,475
                                                              ---------   --------   --------   --------   ---------   ---------
     Total Increase (Decrease) in Net Assets................     75,789     23,672    153,567     32,404      71,330     344,016
NET ASSETS
   Beginning of Period......................................     56,697     33,025     74,192     41,788     633,567     289,551
                                                              ---------   --------   --------   --------   ---------   ---------
   End of Period............................................  $ 132,486   $ 56,697   $227,759   $ 74,192   $ 704,897   $ 633,567
                                                              =========   ========   ========   ========   =========   =========
SHARES ISSUED AND REDEEMED
   Shares sold..............................................     17,041      6,510     12,855      6,842      39,173      46,867
   Shares issued in reinvestment of dividends and
     distributions..........................................        257        117         --         --       3,532         847
   Shares redeemed..........................................    (11,062)    (3,773)    (4,027)    (4,199)    (29,241)    (28,014)
                                                              ---------   --------   --------   --------   ---------   ---------
     Net Increase (Decrease) in Shares Outstanding..........      6,236      2,854      8,828      2,643      13,464      19,700
                                                              =========   ========   ========   ========   =========   =========

--------------------------------------------------------------------------------

(1) Commenced operations on January 4, 1999.
(2) Commenced operations on October 18, 1999.
(3) Commenced operations on January 3, 2000.

See Notes to Financial Statements.

---------------------------------------------------------------------------------------------------
                                             PORTFOLIO
---------------------------------------------------------------------------------------------------
     AST KEMPER           AST MFS GLOBAL                          AST MFS GROWTH       AST ALGER
  SMALL-CAP GROWTH            EQUITY          AST MFS GROWTH        WITH INCOME      ALL-CAP GROWTH
---------------------   ------------------   -----------------   -----------------   --------------
  2000       1999(1)      2000     1999(2)    2000     1999(2)    2000     1999(2)      2000(3)
---------   ---------   --------   -------   -------   -------   -------   -------   --------------
$  (6,376)  $  (2,787)  $     12   $    1    $    32   $     3   $   125   $   11      $     (99)
   56,262      51,910       (469)       2     (6,512)       (6)   (1,255)      (3)       (76,439)
 (283,328)    335,901     (1,010)     105       (952)      370       419      274        (27,906)
---------   ---------   --------   ------    -------   -------   -------   ------      ---------
 (233,442)    385,024     (1,467)     108     (7,432)      367      (711)     282       (104,444)
---------   ---------   --------   ------    -------   -------   -------   ------      ---------
       --          --         (6)      --         (3)       --       (12)      --             --
  (49,192)         --         (2)      --         --        --        --       --             --
---------   ---------   --------   ------    -------   -------   -------   ------      ---------
  (49,192)         --         (8)      --         (3)       --       (12)      --             --
---------   ---------   --------   ------    -------   -------   -------   ------      ---------
  819,996     876,431     47,688    1,309     89,765     5,575    78,348    8,585        423,973
   49,192          --          8       --          3        --        12       --             --
 (636,699)   (419,471)   (17,998)    (126)    (5,150)   (1,074)   (8,776)    (110)      (114,450)
---------   ---------   --------   ------    -------   -------   -------   ------      ---------
  232,489     456,960     29,698    1,183     84,618     4,501    69,584    8,475        309,523
---------   ---------   --------   ------    -------   -------   -------   ------      ---------
  (50,145)    841,984     28,223    1,291     77,183     4,868    68,861    8,757        205,079
  841,984          --      1,291       --      4,868        --     8,757       --             --
---------   ---------   --------   ------    -------   -------   -------   ------      ---------
$ 791,839   $ 841,984   $ 29,514   $1,291    $82,051   $ 4,868   $77,618   $8,757      $ 205,079
=========   =========   ========   ======    =======   =======   =======   ======      =========
   54,919      95,259      4,457      129      7,794       535     7,380      843         43,563
    2,839          --          1       --                   --         1       --             --
  (44,189)    (41,240)    (1,690)     (12)      (457)     (104)     (846)     (11)       (13,576)
---------   ---------   --------   ------    -------   -------   -------   ------      ---------
   13,569      54,019      2,768      117      7,337       431     6,535      832         29,987
=========   =========   ========   ======    =======   =======   =======   ======      =========

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST
STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2000
(AMOUNTS IN THOUSANDS)

                                                              --------------------------------------------------
                                                                                  PORTFOLIO
----------------------------------------------------------------------------------------------------------------
                                                                AST JANUS        AST FEDERATED      AST GABELLI
                                                              MID-CAP GROWTH   AGGRESSIVE GROWTH   ALL-CAP VALUE
                                                              --------------   -----------------   -------------
                                                                 2000(4)            2000(5)           2000(5)
                                                              --------------   -----------------   -------------
FROM OPERATIONS
   Net investment income (loss).............................     $     58           $    3            $    39
   Net realized gain (loss) on investments..................       (6,674)             (28)               (24)
   Net change in unrealized appreciation (depreciation) on
     investments............................................      (20,595)             (85)               104
                                                                 --------           ------            -------
     Net Increase (Decrease) in Net Assets from
       Operations...........................................      (27,211)            (110)               119
                                                                 --------           ------            -------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
   Dividends to shareholders from net investment income.....           --               --                 --
   Distributions to shareholders from capital gains.........           --               --                 --
                                                                 --------           ------            -------
     Total Dividends and Distributions to Shareholders......           --               --                 --
                                                                 --------           ------            -------
CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold................................      118,253            2,395             18,333
   Net asset value of shares issued in reinvestment of
     dividends and distributions............................           --               --                 --
   Cost of shares redeemed..................................      (25,944)            (347)            (4,287)
                                                                 --------           ------            -------
     Increase (Decrease) in Net Assets from Capital Share
       Transactions.........................................       92,309            2,048             14,046
                                                                 --------           ------            -------
       Total Increase (Decrease) in Net Assets..............       65,098            1,938             14,165
NET ASSETS
   Beginning of Period......................................           --               --                 --
                                                                 --------           ------            -------
   End of Period............................................     $ 65,098           $1,938            $14,165
                                                                 ========           ======            =======
SHARES ISSUED AND REDEEMED
   Shares sold..............................................       12,531              247              1,840
   Shares issued in reinvestment of dividends and
     distributions..........................................           --               --                 --
   Shares redeemed..........................................       (2,731)             (34)              (436)
                                                                 --------           ------            -------
     Net Increase (Decrease) in Shares Outstanding..........        9,800              213              1,404
                                                                 ========           ======            =======

--------------------------------------------------------------------------------
(4) Commenced operations on May 1, 2000.
(5) Commenced operations on October 23, 2000.
(6) Commenced operations on November 10, 2000.

See Notes to Financial Statements.

--------------------------------------------------------------------------------------------
                                         PORTFOLIO
--------------------------------------------------------------------------------------------
   AST JANUS      AST KINETICS   AST LORD ABBETT   AST SCUDDER   AST ALGER      AST ALGER
STRATEGIC VALUE     INTERNET     BOND-DEBENTURE       JAPAN        GROWTH     MID-CAP GROWTH
---------------   ------------   ---------------   -----------   ----------   --------------
    2000(5)         2000(5)          2000(5)         2000(5)      2000(6)        2000(6)
---------------   ------------   ---------------   -----------   ----------   --------------

    $   18          $    (1)         $    13        $     (2)    $     838      $     (254)

       (16)             (56)               5            (161)        4,688          (4,471)

       (39)            (129)              49            (332)      (74,353)        (20,505)

    ------          -------          -------        --------     ----------     ----------

       (37)            (186)              67            (495)      (68,827)        (25,230)

    ------          -------          -------        --------     ----------     ----------

        --               --               --              (5)           --              --

        --               --               --              --            --              --

    ------          -------          -------        --------     ----------     ----------

        --               --               --              (5)           --              --

    ------          -------          -------        --------     ----------     ----------

     6,556            2,270            8,228          21,256     1,455,782       1,024,060

        --               --               --               5            --              --

      (168)          (1,129)          (1,512)        (17,578)      (34,498)        (90,241)

    ------          -------          -------        --------     ----------     ----------

     6,388            1,141            6,716           3,683     1,421,284         933,819

    ------          -------          -------        --------     ----------     ----------

     6,351              955            6,783           3,183     1,352,457         908,589

        --               --               --              --            --              --

    ------          -------          -------        --------     ----------     ----------

    $6,351          $   955          $ 6,783        $  3,183     $1,352,457     $  908,589

    ======          =======          =======        ========     ==========     ==========

       662              241              819           2,269       145,594         102,434

        --               --               --               1            --              --

       (17)            (122)            (151)         (1,884)       (3,586)         (9,468)

    ------          -------          -------        --------     ----------     ----------

       645              119              668             386       142,008          92,966

    ======          =======          =======        ========     ==========     ==========

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST
FINANCIAL HIGHLIGHTS
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

--------------------------------------------------------------------------------------------------
                                                                   INCREASE (DECREASE) FROM
                                                                    INVESTMENT OPERATIONS
                                                            --------------------------------------
                                                NET ASSET      NET
                                    PERIOD        VALUE     INVESTMENT   NET REALIZED   TOTAL FROM
                                    ENDED       BEGINNING     INCOME     & UNREALIZED   INVESTMENT
           PORTFOLIO             DECEMBER 31,   OF PERIOD     (LOSS)     GAIN (LOSS)    OPERATIONS
-------------------------------  ------------   ---------   ----------   ------------   ----------
AST AIM                              2000        $34.23      $  0.22       $ (8.09)      $ (7.87)
  International Equity               1999         22.67         0.05         13.36         13.41
                                     1998         21.29         0.20          3.81          4.01
                                     1997         19.22         0.36          2.96          3.32
                                     1996         18.20         0.16          1.55          1.71
AST Alliance                         2000        $23.50      $  0.19       $  0.57       $  0.76
  Growth and Income                  1999         21.68         0.23          3.04          3.27
                                     1998         20.53         0.25          2.23          2.48
                                     1997         17.17         0.24          3.76          4.00
                                     1996         14.98         0.23          2.48          2.71
AST JanCap Growth                    2000        $55.21      $ (0.06)      $(15.55)      $(15.61)
                                     1999         37.00         0.05         19.65         19.70
                                     1998         23.15         0.04         15.10         15.14
                                     1997         18.79         0.06          5.16          5.22
                                     1996         15.40         0.02          4.19          4.21
AST Money Market                     2000        $ 1.00      $0.0591       $    --       $0.0591
                                     1999          1.00       0.0449        0.0001        0.0450
                                     1998          1.00       0.0502        0.0002        0.0504
                                     1997          1.00       0.0507        0.0002        0.0509
                                     1996          1.00       0.0492        0.0005        0.0497
AST Neuberger Berman                 2000        $13.32      $  0.02       $  3.60       $  3.62
  Mid-Cap Value                      1999         13.16         0.10          0.60          0.70
                                     1998         15.15         0.21         (0.52)        (0.31)
                                     1997         12.83         0.32          2.87          3.19
                                     1996         11.94         0.36          0.97          1.33
AST AIM Balanced                     2000        $15.24      $  0.34       $ (0.89)      $ (0.55)
                                     1999         14.13         0.32          2.30          2.62
                                     1998         13.64         0.34          1.31          1.65
                                     1997         13.19         0.33          1.85          2.18
                                     1996         12.53         0.32          1.02          1.34

-------------------------------  -------------------------------------

                                          LESS DISTRIBUTIONS
                                 -------------------------------------

                                  FROM NET    FROM NET
                                 INVESTMENT   REALIZED       TOTAL
           PORTFOLIO               INCOME      GAINS     DISTRIBUTIONS
-------------------------------  ----------   --------   -------------
AST AIM                           $  (0.07)   $  (4.26)    $  (4.33)
  International Equity                  --       (1.85)       (1.85)
                                     (0.67)      (1.96)       (2.63)
                                     (0.30)      (0.95)       (1.25)
                                     (0.32)      (0.37)       (0.69)
AST Alliance                      $  (0.23)   $  (2.65)    $  (2.88)
  Growth and Income                  (0.25)      (1.20)       (1.45)
                                     (0.25)      (1.08)       (1.33)
                                     (0.23)      (0.41)       (0.64)
                                     (0.17)      (0.35)       (0.52)
AST JanCap Growth                 $  (0.07)   $  (4.45)    $  (4.52)
                                        --       (1.49)       (1.49)
                                     (0.08)      (1.21)       (1.29)
                                     (0.05)      (0.81)       (0.86)
                                     (0.02)      (0.80)       (0.82)
AST Money Market                  $(0.0591)   $     --     $(0.0591)
                                   (0.0449)    (0.0001)     (0.0450)
                                   (0.0502)    (0.0002)     (0.0504)
                                   (0.0507)    (0.0002)     (0.0509)
                                   (0.0492)    (0.0005)     (0.0497)
AST Neuberger Berman              $  (0.04)   $  (0.05)    $  (0.09)
  Mid-Cap Value                      (0.24)      (0.30)       (0.54)
                                     (0.36)      (1.32)       (1.68)
                                     (0.36)      (0.51)       (0.87)
                                     (0.44)         --        (0.44)
AST AIM Balanced                  $  (0.32)   $  (1.07)    $  (1.39)
                                     (0.35)      (1.16)       (1.51)
                                     (0.35)      (0.81)       (1.16)
                                     (0.31)      (1.42)       (1.73)
                                     (0.25)      (0.43)       (0.68)

--------------------------------------------------------------------------------

 * For 1999 and 2000, includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan, as described in Note 3 to the Financial Statements.

See Notes to Financial Statements.

---------------------------------------------------------------------------------------------------------
                                                            RATIOS OF EXPENSES
                        SUPPLEMENTAL DATA                 TO AVERAGE NET ASSETS*
                ----------------------------------   --------------------------------
    NET ASSET                                        AFTER ADVISORY   BEFORE ADVISORY     RATIO OF NET
      VALUE              NET ASSETS AT   PORTFOLIO     FEE WAIVER       FEE WAIVER      INVESTMENT INCOME
       END      TOTAL    END OF PERIOD   TURNOVER     AND EXPENSE       AND EXPENSE     (LOSS) TO AVERAGE
    OF PERIOD   RETURN    (IN 000'S)       RATE      REIMBURSEMENT     REIMBURSEMENT       NET ASSETS
    ---------   ------   -------------   ---------   --------------   ---------------   -----------------
     $22.03     (26.53%)  $  637,131        86%           1.16%            1.16%               0.63%
      34.23      64.13%      770,512       159%           1.18%            1.18%               0.18%
      22.67      20.10%      497,461       117%           1.13%            1.13%               0.69%
      21.29      18.15%      412,270       116%           1.15%            1.15%               1.04%
      19.22       9.65%      346,211       124%           1.16%            1.26%               0.88%
     $21.38       5.52%   $1,595,755       144%           1.05%            1.06%               0.96%
      23.50      16.09%    1,498,306        69%           0.92%            0.94%               1.09%
      21.68      12.48%    1,181,909        78%           0.91%            0.91%               1.32%
      20.53      23.92%      936,986        41%           0.93%            0.93%               1.60%
      17.17      18.56%      530,497        43%           0.97%            0.97%               1.92%
     $35.08     (30.97%)  $4,262,410        34%           1.00%            1.04%              (0.13%)
      55.21      55.01%    5,923,778        35%           1.00%            1.04%               0.12%
      37.00      68.26%    3,255,658        42%           1.02%            1.04%               0.16%
      23.15      28.66%    1,511,602        94%           1.07%            1.08%               0.24%
      18.79      28.36%      892,324        79%           1.10%            1.10%               0.25%
     $ 1.00       6.07%   $2,244,193        N/A           0.60%            0.65%               5.93%
       1.00       4.60%    2,409,157        N/A           0.60%            0.65%               4.52%
       1.00       5.14%      967,733        N/A           0.60%            0.66%               4.99%
       1.00       5.18%      759,888        N/A           0.60%            0.69%               5.06%
       1.00       5.08%      549,470        N/A           0.60%            0.71%               4.87%
     $16.85      27.49%   $  978,649       220%           1.24%            1.24%               0.19%
      13.16      (2.33%)     271,968       208%           1.05%            1.05%               1.83%
      15.15      26.42%      201,143        91%           0.90%            0.90%               3.34%
      12.83      11.53%      123,138        81%           0.93%            0.93%               3.14%
     $13.30      (4.36%)  $  622,641        60%           0.95%            0.95%               2.70%
      15.24      20.85%      499,571       154%           1.00%            1.00%               2.37%
      14.13      12.86%      409,335       139%           1.00%            1.00%               2.55%
      13.64      18.28%      357,591       170%           1.03%            1.03%               2.81%
      13.19      11.23%      286,479       276%           0.94%            0.94%               2.66%


--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST
FINANCIAL HIGHLIGHTS
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

---------------------------------------------------------------------------------------------------
                                                                    INCREASE (DECREASE) FROM
                                                                     INVESTMENT OPERATIONS
                                                             --------------------------------------
                                                 NET ASSET      NET
                                                   VALUE     INVESTMENT   NET REALIZED   TOTAL FROM
                                     PERIOD      BEGINNING     INCOME     & UNREALIZED   INVESTMENT
           PORTFOLIO                 ENDED       OF PERIOD     (LOSS)     GAIN (LOSS)    OPERATIONS
--------------------------------  DECEMBER 31,   ---------   ----------   ------------   ----------
AST Federated High Yield              2000        $11.92       $ 1.18       $ (2.23)      $ (1.05)
                                      1999         12.65         1.03         (0.77)         0.26
                                      1998         13.11         0.91         (0.57)         0.34
                                      1997         12.13         0.75          0.83          1.58
                                      1996         11.14         0.56          0.90          1.46
AST T. Rowe Price Asset               2000        $18.86       $ 0.52       $ (0.63)      $ (0.11)
  Asset Allocation                    1999         17.47         0.44          1.32          1.76
                                      1998         15.13         0.35          2.38          2.73
                                      1997         13.27         0.33          2.03          2.36
                                      1996         12.01         0.27          1.28          1.55
AST PIMCO Total                       2000        $10.99       $ 0.65       $  0.56       $  1.21
  Return Bond                         1999         12.02         0.58         (0.71)        (0.13)
                                      1998         11.72         0.49          0.56          1.05
                                      1997         11.11         0.48          0.58          1.06
                                      1996         11.34         0.46         (0.10)         0.36
AST INVESCO Equity                    2000        $18.65       $ 0.38       $  0.32       $  0.70
  Income                              1999         17.50         0.36          1.61          1.97
                                      1998         16.51         0.31          1.81          2.12
                                      1997         13.99         0.31          2.84          3.15
                                      1996         12.50         0.27          1.79          2.06
AST Janus Small-Cap                   2000        $42.61       $(0.22)      $(18.08)      $(18.30)
  Growth                              1999         17.61        (0.03)        25.03         25.00
                                      1998         17.81        (0.08)         0.73          0.65
                                      1997         16.80        (0.05)         1.06          1.01
                                      1996         14.25        (0.03)         2.85          2.82
AST American Century                  2000        $16.67       $(0.01)      $ (2.57)      $ (2.58)
  International Growth II             1999         13.39         0.06          3.95          4.01
                                      1998         12.09         0.08          1.59          1.67
                                      1997         12.07         0.09          0.08          0.17
                                      1996         10.65         0.06          1.44          1.50
AST T. Rowe Price                     2000        $ 9.60       $ 0.48       $ (0.53)      $ (0.05)
  Global Bond                         1999         11.46         0.33         (1.25)        (0.92)
                                      1998         10.11         0.52          0.94          1.46
                                      1997         10.90         0.20         (0.57)        (0.37)
                                      1996         10.60         0.23          0.38          0.61

--------------------------------  -------------------------------------

                                           LESS DISTRIBUTIONS
                                  -------------------------------------

                                   FROM NET    FROM NET
                                  INVESTMENT   REALIZED       TOTAL
           PORTFOLIO                INCOME      GAINS     DISTRIBUTIONS
--------------------------------  ----------   --------   -------------
AST Federated High Yield            $(1.16)     $   --       $(1.16)
                                     (0.91)      (0.08)       (0.99)
                                     (0.76)      (0.04)       (0.80)
                                     (0.54)      (0.06)       (0.60)
                                     (0.47)         --        (0.47)
AST T. Rowe Price Asset             $(0.45)     $(0.18)      $(0.63)
  Asset Allocation                   (0.36)      (0.01)       (0.37)
                                     (0.33)      (0.06)       (0.39)
                                     (0.26)      (0.24)       (0.50)
                                     (0.25)      (0.04)       (0.29)
AST PIMCO Total                     $(0.60)     $   --       $(0.60)
  Return Bond                        (0.52)      (0.38)       (0.90)
                                     (0.51)      (0.24)       (0.75)
                                     (0.45)         --        (0.45)
                                     (0.28)      (0.31)       (0.59)
AST INVESCO Equity                  $(0.36)     $(1.40)      $(1.76)
  Income                             (0.32)      (0.50)       (0.82)
                                     (0.32)      (0.81)       (1.13)
                                     (0.26)      (0.37)       (0.63)
                                     (0.24)      (0.33)       (0.57)
AST Janus Small-Cap                 $   --      $(4.01)      $(4.01)
  Growth                                --          --           --
                                        --       (0.85)       (0.85)
                                        --          --           --
                                        --       (0.27)       (0.27)
AST American Century                $(0.04)     $(1.64)      $(1.68)
  International Growth II            (0.09)      (0.64)       (0.73)
                                     (0.14)      (0.23)       (0.37)
                                     (0.07)      (0.08)       (0.15)
                                     (0.08)         --        (0.08)
AST T. Rowe Price                   $(0.15)     $   --       $(0.15)
  Global Bond                        (0.71)      (0.23)       (0.94)
                                     (0.03)      (0.08)       (0.11)
                                     (0.16)      (0.26)       (0.42)
                                     (0.14)      (0.17)       (0.31)

--------------------------------------------------------------------------------

 * For 1999 and 2000, includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan, as described in Note 3 to the Financial Statements.

See Notes to Financial Statements.

----------------------------------------------------------------------------------------------------------
                                                             RATIOS OF EXPENSES
                         SUPPLEMENTAL DATA                 TO AVERAGE NET ASSETS*
                -----------------------------------   --------------------------------
    NET ASSET                                         AFTER ADVISORY   BEFORE ADVISORY     RATIO OF NET
      VALUE               NET ASSETS AT   PORTFOLIO     FEE WAIVER       FEE WAIVER      INVESTMENT INCOME
       END       TOTAL    END OF PERIOD   TURNOVER     AND EXPENSE       AND EXPENSE     (LOSS) TO AVERAGE
    OF PERIOD   RETURN     (IN 000'S)       RATE      REIMBURSEMENT     REIMBURSEMENT       NET ASSETS
    ---------   -------   -------------   ---------   --------------   ---------------   -----------------
     $ 9.71      (9.69%)   $  497,882        20%           0.96%            0.96%              10.36%
      11.92       2.00%       623,788        39%           0.94%            0.94%               9.09%
      12.65       2.61%       595,680        36%           0.95%            0.95%               8.64%
      13.11      13.59%       434,420        28%           0.98%            0.98%               8.83%
      12.13      13.58%       205,262        43%           1.03%            1.03%               8.02%
     $18.12      (0.48%)   $  395,375        43%           1.08%            1.08%               2.64%
      18.86      10.28%       447,542        17%           1.07%            1.07%               2.65%
      17.47      18.36%       344,197         8%           1.09%            1.09%               2.70%
      15.13      18.40%       213,075        10%           1.13%            1.13%               2.95%
      13.27      13.14%       120,149        31%           1.20%            1.20%               3.02%
     $11.60      11.57%    $1,258,218       365%           0.82%            0.82%               6.14%
      10.99      (1.09%)    1,005,763       227%           0.82%            0.82%               5.46%
      12.02       9.46%       896,497       231%           0.83%            0.83%               5.24%
      11.72       9.87%       572,100       320%           0.86%            0.86%               5.56%
      11.11       3.42%       360,010       403%           0.89%            0.89%               5.38%
     $17.59       4.74%    $1,173,070        55%           0.94%            0.95%               2.25%
      18.65      11.74%     1,048,064        76%           0.93%            0.93%               2.10%
      17.50      13.34%       831,482        67%           0.93%            0.93%               2.17%
      16.51      23.33%       602,105        73%           0.95%            0.95%               2.54%
      13.99      17.09%       348,680        58%           0.98%            0.98%               2.83%
     $20.30     (48.16%)   $  592,038        85%           1.07%            1.07%              (0.54%)
      42.61     141.96%     1,443,211       116%           1.08%            1.08%              (0.46%)
      17.61       3.49%       285,847       100%           1.12%            1.12%              (0.53%)
      17.81       6.01%       278,258        77%           1.13%            1.13%              (0.32%)
      16.80      20.05%       220,068        69%           1.16%            1.16%              (0.38%)
     $12.41     (17.38%)   $  388,396       166%           1.26%            1.26%              (0.07%)
      16.67      31.95%       516,824        29%           1.26%            1.26%               0.47%
      13.39      14.03%       472,161        32%           1.25%            1.25%               0.60%
      12.09       1.36%       464,456        19%           1.26%            1.26%               0.71%
      12.07      14.17%       402,559        11%           1.30%            1.30%               0.84%
     $ 9.40      (0.45%)   $  122,200       171%           1.12%            1.12%               4.35%
       9.60      (8.33%)      138,144       106%           1.11%            1.11%               3.51%
      11.46      14.72%       147,973       136%           1.11%            1.11%               4.78%
      10.11      (3.42%)      130,408       173%           1.11%            1.11%               4.73%
      10.90       5.98%        98,235       241%           1.21%            1.21%               5.02%


--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST
FINANCIAL HIGHLIGHTS
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

---------------------------------------------------------------------------------------------------
                                                                    INCREASE (DECREASE) FROM
                                                                     INVESTMENT OPERATIONS}
                                                             --------------------------------------
                                                 NET ASSET      NET
                                                   VALUE     INVESTMENT   NET REALIZED   TOTAL FROM
                                     PERIOD      BEGINNING     INCOME     & UNREALIZED   INVESTMENT
           PORTFOLIO                 ENDED       OF PERIOD     (LOSS)     GAIN (LOSS)    OPERATIONS
--------------------------------  DECEMBER 31,   ---------   ----------   ------------   ----------
AST Neuberger Berman                  2000        $24.03       $(0.04)       $(1.74)       $(1.78)
  Mid-Cap Growth                      1999         17.26        (0.11)         8.21          8.10
                                      1998         16.61        (0.05)         3.31          3.26
                                      1997         14.39         0.01          2.36          2.37
                                      1996         12.40         0.01          2.01          2.02
AST Founders Passport                 2000        $24.63       $(0.07)       $(5.10)       $(5.17)
                                      1999         13.04        (0.07)        11.72         11.65
                                      1998         11.78         0.05          1.24          1.29
                                      1997         11.63         0.03          0.21          0.24
                                      1996         10.33         0.09          1.24          1.33
AST T. Rowe Price                     2000        $13.16       $ 0.17        $ 3.31        $ 3.48
  Natural Resources                   1999         11.97         0.14          2.67          2.81
                                      1998         14.57         0.19         (1.78)        (1.59)
                                      1997         14.47         0.14          0.35          0.49
                                      1996         11.11         0.05          3.35          3.40
AST PIMCO Limited                     2000        $10.84       $ 0.68        $ 0.17        $ 0.85
  Maturity Bond                       1999         11.08         0.59         (0.22)         0.37
                                      1998         11.02         0.56          0.03          0.59
                                      1997         10.81         0.55          0.22          0.77
                                      1996         10.47         0.56         (0.15)         0.41
AST Alliance Growth                   2000        $18.95       $   --        $(2.24)       $(2.24)
                                      1999         16.07        (0.07)         4.85          4.78
                                      1998         12.62        (0.10)         3.55          3.45
                                      1997         10.99        (0.05)         1.68          1.63
                                      1996(2)      10.00        (0.01)         1.00          0.99
AST Janus Overseas                    2000        $25.10       $(0.04)       $(6.03)       $(6.07)
  Growth                              1999         13.74        (0.03)        11.39         11.36
                                      1998         11.87         0.04          1.88          1.92
                                      1997(3)      10.00         0.02          1.85          1.87
AST American Century                  2000        $15.65       $ 0.07        $(1.74)       $(1.67)
  Income & Growth                     1999         13.47         0.09          2.84          2.93
                                      1998         12.23         0.11          1.38          1.49
                                      1997(3)      10.00         0.07          2.16          2.23

--------------------------------  -------------------------------------

                                           LESS DISTRIBUTIONS
                                  -------------------------------------

                                   FROM NET    FROM NET
                                  INVESTMENT   REALIZED       TOTAL
           PORTFOLIO                INCOME      GAINS     DISTRIBUTIONS
--------------------------------  ----------   --------   -------------
AST Neuberger Berman                $   --      $(0.62)      $(0.62)
  Mid-Cap Growth                        --       (1.33)       (1.33)
                                     (0.01)      (2.60)       (2.61)
                                     (0.02)      (0.13)       (0.15)
                                     (0.03)         --        (0.03)
AST Founders Passport               $   --      $(4.55)      $(4.55)
                                     (0.03)      (0.03)       (0.06)
                                     (0.03)         --        (0.03)
                                     (0.08)      (0.01)       (0.09)
                                     (0.03)         --        (0.03)
AST T. Rowe Price                   $(0.14)     $   --       $(0.14)
  Natural Resources                  (0.18)      (1.44)       (1.62)
                                     (0.14)      (0.87)       (1.01)
                                     (0.07)      (0.32)       (0.39)
                                     (0.02)      (0.02)       (0.04)
AST PIMCO Limited                   $(0.62)     $   --       $(0.62)
  Maturity Bond                      (0.61)         --        (0.61)
                                     (0.53)         --        (0.53)
                                     (0.56)         --        (0.56)
                                     (0.05)      (0.02)       (0.07)
AST Alliance Growth                 $   --      $(1.56)      $(1.56)
                                        --       (1.90)       (1.90)
                                        --          --           --
                                        --          --           --
                                        --          --           --
AST Janus Overseas                  $(0.13)     $(0.18)      $(0.31)
  Growth                                --          --           --
                                     (0.05)         --        (0.05)
                                        --          --           --
AST American Century                $(0.08)     $(0.88)      $(0.96)
  Income & Growth                    (0.11)      (0.64)       (0.75)
                                     (0.07)      (0.18)       (0.25)
                                        --          --           --

--------------------------------------------------------------------------------

(1) Annualized.

(2) Commenced operations on May 2, 1996.

(3) Commenced operations on January 2, 1997.

 * For 1999 and 2000, includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan, as described in Note 3 to the Financial Statements.

See Notes to Financial Statements.

----------------------------------------------------------------------------------------------------------
                                                             RATIOS OF EXPENSES
                         SUPPLEMENTAL DATA                 TO AVERAGE NET ASSETS*
                -----------------------------------   --------------------------------
    NET ASSET                                         AFTER ADVISORY   BEFORE ADVISORY     RATIO OF NET
      VALUE               NET ASSETS AT   PORTFOLIO     FEE WAIVER       FEE WAIVER      INVESTMENT INCOME
       END       TOTAL    END OF PERIOD   TURNOVER     AND EXPENSE       AND EXPENSE     (LOSS) TO AVERAGE
    OF PERIOD   RETURN     (IN 000'S)       RATE      REIMBURSEMENT     REIMBURSEMENT       NET ASSETS
    ---------   -------   -------------   ---------   --------------   ---------------   -----------------
     $21.63      (8.07%)   $  719,405       121%          1.09%             1.09%             (0.55%)
      24.03      51.37%       394,325       148%          1.13%             1.13%             (0.71%)
      17.26      20.65%       261,792       228%          1.07%             1.07%             (0.34%)
      16.61      16.68%       185,050       305%          0.99%             0.99%              0.07%
      14.39      16.34%       136,247       156%          1.01%             1.01%              0.24%
     $14.91     (30.28%)   $  276,037       514%          1.34%             1.38%             (0.44%)
      24.63      89.71%       217,397       309%          1.29%             1.29%             (0.54%)
      13.04      10.92%       119,997        46%          1.30%             1.30%              0.32%
      11.78       2.03%       117,938        73%          1.35%             1.35%              0.43%
      11.63      12.91%       117,643       133%          1.36%             1.36%              1.25%
     $16.50      26.79%    $  134,644        96%          1.14%             1.20%              1.13%
      13.16      28.11%       102,225        72%          1.16%             1.16%              1.11%
      11.97     (11.83%)       74,126        55%          1.16%             1.16%              1.14%
      14.57       3.39%       111,954        44%          1.16%             1.16%              0.98%
      14.47      30.74%        88,534        31%          1.30%             1.30%              1.08%
     $11.07       8.43%    $  417,842       171%          0.87%             0.87%              6.14%
      10.84       3.37%       406,604       178%          0.86%             0.86%              5.51%
      11.08       5.72%       349,707       263%          0.86%             0.86%              5.70%
      11.02       7.46%       288,642        54%          0.88%             0.88%              5.71%
      10.81       3.90%       209,013       247%          0.89%             0.89%              5.69%
     $15.15     (13.74%)   $  467,362       135%          1.16%             1.16%             (0.46%)
      18.95      33.91%       364,454       316%          1.11%             1.11%             (0.50%)
      16.07      27.34%       300,924       252%          1.22%             1.22%             (0.70%)
      12.62      14.83%       235,648       219%          1.23%             1.23%             (0.59%)
      10.99       9.90%        48,790        77%          1.33%(1)          1.33%(1)          (0.56%)(1)
     $18.72     (24.62%)   $1,094,019        75%          1.18%             1.19%             (0.02%)
      25.10      82.68%     1,551,045        76%          1.23%             1.23%             (0.18%)
      13.74      16.22%       607,206        97%          1.27%             1.27%              0.32%
      11.87      18.70%       255,705        94%          1.35%(1)          1.35%(1)           0.36%(1)
     $13.02     (10.77%)   $  487,880        61%          0.94%             0.94%              0.68%
      15.65      22.98%      360,63 0       125%          0.98%             0.98%              0.86%
      13.47      12.27%       189,871        87%          1.00%             1.00%              1.05%
      12.23      22.30%       117,438        81%          1.23%(1)          1.23%(1)           1.24%(1)


--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST
FINANCIAL HIGHLIGHTS
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

---------------------------------------------------------------------------------------------------
                                                                    INCREASE (DECREASE) FROM
                                                                     INVESTMENT OPERATIONS}
                                                             --------------------------------------
                                                 NET ASSET      NET
                                                   VALUE     INVESTMENT   NET REALIZED   TOTAL FROM
                                     PERIOD      BEGINNING     INCOME     & UNREALIZED   INVESTMENT
           PORTFOLIO                 ENDED       OF PERIOD     (LOSS)     GAIN (LOSS)    OPERATIONS
--------------------------------  DECEMBER 31,   ---------   ----------   ------------   ----------
AST American Century                  2000        $15.30       $ 0.32        $(0.81)       $(0.49)
  Strategic Balanced                  1999         13.66         0.20          1.56          1.76
                                      1998         11.34         0.11          2.29          2.40
                                      1997(3)      10.00         0.11          1.23          1.34
AST American Century                  2000        $22.40       $ 0.03        $(3.45)       $(3.42)
  International Growth                1999         13.66        (0.04)         8.88          8.84
                                      1998         11.52         0.03          2.12          2.15
                                      1997(3)      10.00        (0.03)         1.55          1.52
AST Gabelli                           2000        $11.39       $ 0.10        $ 2.23        $ 2.33
  Small-Cap Value                     1999         11.44         0.08         (0.03)         0.05
                                      1998         12.88         0.09         (1.42)        (1.33)
                                      1997(3)      10.00         0.06          2.82          2.88
AST Marsico                           2000        $21.63       $(0.01)       $(3.00)       $(3.01)
  Capital Growth                      1999         14.20        (0.03)         7.48          7.45
                                      1998         10.03           --          4.17          4.17
                                      1997(4)      10.00         0.01          0.02          0.03
AST Cohen & Steers Realty             2000        $ 8.36       $ 0.32        $ 1.78        $ 2.10
                                      1999          8.41         0.33         (0.15)         0.18
                                      1998(5)      10.00         0.28         (1.87)        (1.59)
AST Lord Abbett                       2000        $10.87       $ 0.01        $ 3.67        $ 3.68
  Small Cap Value                     1999          9.99        (0.03)         0.91          0.88
                                      1998(5)      10.00        (0.01)           --         (0.01)
AST Sanford Bernstein                 2000        $14.96       $ 0.10        $(1.40)       $(1.30)
  Managed Index 500                   1999         12.78         0.08          2.56          2.64
                                      1998(5)      10.00         0.06          2.72          2.78
AST Kemper                            2000        $15.59       $(0.08)       $(2.90)       $(2.98)
  Small-Cap Growth                    1999(6)      10.00        (0.05)         5.64          5.59
AST MFS                               2000        $11.03       $ 0.01        $(0.79)       $(0.78)
  Global Equity                       1999(7)      10.00         0.01          1.02          1.03
AST MFS                               2000        $11.30       $ 0.01        $(0.75)       $(0.74)
  Growth                              1999(7)      10.00         0.01          1.29          1.30
AST MFS                               2000        $10.52       $ 0.03        $(0.01)       $ 0.02
  Growth with Income                  1999(7)      10.00         0.01          0.51          0.52

--------------------------------  -------------------------------------

                                           LESS DISTRIBUTIONS
                                  -------------------------------------

                                   FROM NET    FROM NET
                                  INVESTMENT   REALIZED       TOTAL
           PORTFOLIO                INCOME      GAINS     DISTRIBUTIONS
--------------------------------  ----------   --------   -------------
AST American Century                $(0.23)     $(0.88)      $(1.11)
  Strategic Balanced                 (0.12)         --        (0.12)
                                     (0.08)         --        (0.08)
                                        --          --           --
AST American Century                $   --      $(0.82)      $(0.82)
  International Growth                  --       (0.10)       (0.10)
                                     (0.01)         --        (0.01)
                                      0.00        0.00           --
AST Gabelli                         $(0.07)     $(0.63)      $(0.70)
  Small-Cap Value                    (0.10)         --        (0.10)
                                     (0.05)      (0.06)       (0.11)
                                        --          --           --
AST Marsico                         $   --      $(0.52)      $(0.52)
  Capital Growth                     (0.01)      (0.01)       (0.02)
                                        --          --           --
                                        --          --           --
AST Cohen & Steers Realty           $(0.28)     $   --       $(0.28)
                                     (0.23)         --        (0.23)
                                        --          --           --
AST Lord Abbett                     $   --      $   --       $   --
  Small Cap Value                       --          --           --
                                        --          --           --
AST Sanford Bernstein               $(0.08)     $(0.95)      $(1.03)
  Managed Index 500                  (0.06)      (0.40)       (0.46)
                                        --          --           --
AST Kemper                          $   --      $(0.89)      $(0.89)
  Small-Cap Growth                      --          --           --
AST MFS                             $(0.01)     $(0.01)      $(0.02)
  Global Equity                         --          --           --
AST MFS                             $   --      $   --       $   --
  Growth                                --          --           --
AST MFS                             $(0.01)     $   --       $(0.01)
  Growth with Income                    --          --           --

--------------------------------------------------------------------------------

(1) Annualized.

(3) Commenced operations on January 2, 1997.

(4) Commenced operations on December 22, 1997.

(5) Commenced operations on January 2, 1998.

(6) Commenced operations on January 4, 1999.

(7) Commenced operations on October 18, 1999.

 * For 1999 and 2000, includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan, as described in Note 3 to the Financial Statements.

See Notes to Financial Statements.

----------------------------------------------------------------------------------------------------------
                                                             RATIOS OF EXPENSES
                         SUPPLEMENTAL DATA                 TO AVERAGE NET ASSETS*
                -----------------------------------   --------------------------------
    NET ASSET                                         AFTER ADVISORY   BEFORE ADVISORY     RATIO OF NET
      VALUE               NET ASSETS AT   PORTFOLIO     FEE WAIVER       FEE WAIVER      INVESTMENT INCOME
       END       TOTAL    END OF PERIOD   TURNOVER     AND EXPENSE       AND EXPENSE     (LOSS) TO AVERAGE
    OF PERIOD   RETURN     (IN 000'S)       RATE      REIMBURSEMENT     REIMBURSEMENT       NET ASSETS
    ---------   -------   -------------   ---------   --------------   ---------------   -----------------
     $13.70      (3.11%)   $  217,483       125%          1.10%             1.10%              2.33%
      15.30      12.97%       216,748       104%          1.10%             1.10%              1.93%
      13.66      21.29%        91,043        95%          1.16%             1.13%              1.68%
      11.34      13.40%        28,947        76%          1.25%(1)          1.35%(1)           2.02%(1)
     $18.16     (16.10%)   $  332,504       126%          1.27%             1.27%             (0.04%)
      22.40      65.20%       154,226       112%          1.50%             1.50%             (0.32%)
      13.66      18.68%        77,733       220%          1.65%             1.65%              0.10%
      11.52      15.10%        33,125       171%          1.75%(1)          1.75%(1)          (0.58%)(1)
     $13.02      21.86%    $  333,586        88%          1.12%             1.12%              0.87%
      11.39       0.58%       261,493        26%          1.11%             1.11%              0.64%
      11.44     (10.53%)      304,072        10%          1.11%             1.11%              0.93%
      12.88      28.80%       199,896         7%          1.16%(1)          1.16%(1)           1.20%(1)
     $18.10     (14.25%)   $1,770,849       118%          1.04%             1.06%             (0.09%)
      21.63      52.58%     1,723,736       115%          1.08%             1.08%             (0.25%)
      14.20      41.59%       594,966       213%          1.11%             1.11%              0.16%
      10.03       0.30%         7,299         --          1.00%(1)          1.00%(1)           3.62%(1)
     $10.18      26.19%    $  132,486        59%          1.28%             1.28%              5.21%
       8.36       2.26%        56,697        51%          1.27%             1.27%              4.95%
       8.41     (16.00%)       33,025        18%          1.30%(1)          1.30%(1)           5.02%(1)
     $14.55      33.85%    $  227,759        67%          1.15%             1.15%             (0.13%)
      10.87       8.81%        74,192        85%          1.24%             1.24%             (0.36%)
       9.99      (0.10%)       41,788        58%          1.31%(1)          1.31%(1)          (0.21%)(1)
     $12.63      (8.82%)   $  704,897        84%          0.78%             0.78%              0.84%
      14.96      21.23%       633,567       101%          0.79%             0.77%              0.74%
      12.78      27.90%       289,551       162%          0.80%(1)          0.86%(1)           1.07%(1)
     $11.72     (20.95%)   $  791,839       136%          1.13%             1.13%             (0.67%)
      15.59      55.90%       841,984       133%          1.14%(1)          1.14%(1)          (0.67%)(1)
     $10.23      (7.19%)   $   29,514       100%          1.56%             1.87%              0.08%
      11.03      10.40%         1,291       142%          1.75%(1)          2.11%(1)           0.75%(1)
     $10.56      (6.53%)   $   82,051       243%          1.20%             1.23%              0.08%
      11.30      13.00%         4,868        60%          1.35%(1)          1.35%(1)()         0.76%(1)()
     $10.53       0.19%    $   77,618        62%          1.23%             1.26%              0.34%
      10.52       5.20%         8,757         6%          1.23%(1)          1.23%(1)           1.45%(1)


--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST
FINANCIAL HIGHLIGHTS
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

--------------------------------------------------------------------------------------------------
                                                                   INCREASE (DECREASE) FROM
                                                                    INVESTMENT OPERATIONS
                                                            --------------------------------------
                                                NET ASSET      NET
                                                  VALUE     INVESTMENT   NET REALIZED   TOTAL FROM
                                   PERIOD       BEGINNING     INCOME     & UNREALIZED   INVESTMENT
          PORTFOLIO                ENDED        OF PERIOD     (LOSS)     GAIN (LOSS)    OPERATIONS
------------------------------  DECEMBER 31,    ---------   ----------   ------------   ----------
AST Alger All-Cap Growth            2000(8)      $10.00       $   --        $(3.16)       $(3.16)
AST Janus Mid-Cap Growth            2000(9)      $10.00       $ 0.01        $(3.37)       $(3.36)
AST Federated Aggressive
  Growth                            2000(10)     $10.00       $ 0.01        $(0.91)       $(0.90)
AST Gabelli All-Cap Value           2000(10)     $10.00       $ 0.03        $ 0.06        $ 0.09
AST Janus Strategic Value           2000(10)     $10.00       $ 0.03        $(0.18)       $(0.15)
AST Kinetics Internet               2000(10)     $10.00       $(0.01)       $(1.96)       $(1.97)
AST Lord Abbett Bond-
  Debenture                         2000(10)     $10.00       $ 0.02        $ 0.13        $ 0.15
AST Scudder Japan                   2000(10)     $10.00       $(0.01)       $(1.71)       $(1.72)
AST Alger Growth                    2000(11)     $10.00       $ 0.01        $(0.49)       $(0.48)
AST Alger Mid-Cap Growth            2000(11)     $10.00       $   --        $(0.23)       $(0.23)

------------------------------  -------------------------------------

                                         LESS DISTRIBUTIONS
                                -------------------------------------

                                 FROM NET    FROM NET
                                INVESTMENT   REALIZED       TOTAL
          PORTFOLIO               INCOME      GAINS     DISTRIBUTIONS
------------------------------  ----------   --------   -------------
AST Alger All-Cap Growth          $   --      $   --       $   --
AST Janus Mid-Cap Growth          $   --      $   --       $   --
AST Federated Aggressive
  Growth                          $   --      $   --       $   --
AST Gabelli All-Cap Value         $   --      $   --       $   --
AST Janus Strategic Value         $   --      $   --       $   --
AST Kinetics Internet             $   --      $   --       $   --
AST Lord Abbett Bond-
  Debenture                       $   --      $   --       $   --
AST Scudder Japan                 $(0.01)     $   --       $(0.01)
AST Alger Growth                  $   --      $   --       $   --
AST Alger Mid-Cap Growth          $   --      $   --       $   --

--------------------------------------------------------------------------------

 (1) Annualized.

 (8) Commenced operations on January 3, 2000.

 (9) Commenced operations on May 1, 2000.

(10) Commenced operations on October 23, 2000.

(11) Commenced operations on November 10, 2000.

 * For 1999 and 2000, includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan, as described in Note 3 to the Financial Statements.

See Notes to Financial Statements.

 -----------------------------------------------------------------------------------------------------
                                                         RATIOS OF EXPENSES
                     SUPPLEMENTAL DATA                 TO AVERAGE NET ASSETS
             ----------------------------------   --------------------------------
 NET ASSET                                        AFTER ADVISORY   BEFORE ADVISORY     RATIO OF NET
   VALUE              NET ASSETS AT   PORTFOLIO     FEE WAIVER       FEE WAIVER      INVESTMENT INCOME
    END      TOTAL    END OF PERIOD   TURNOVER     AND EXPENSE       AND EXPENSE     (LOSS) TO AVERAGE
 OF PERIOD   RETURN    (IN 000'S)       RATE      REIMBURSEMENT     REIMBURSEMENT       NET ASSETS
 ---------   ------   -------------   ---------   --------------   ---------------   -----------------
  $ 6.84     (31.60%)  $  205,079       123%           1.24%(1)         1.24%(1)           (0.05%)(1)()
  $ 6.64     (33.60%)  $   65,098        55%           1.28%(1)         1.28%(1)            0.18%(1)
  $ 9.10      (9.00%)  $    1,938        49%           1.35%(1)         7.22%(1)            2.67%(1)
  $10.09        .90%   $   14,165        31%           1.45%(1)         1.59%(1)            2.71%(1)
  $ 9.85       (1.5%)  $    6,351         1%           1.35%(1)         2.41%(1)            3.39%(1)
  $ 8.03     (19.70%)  $      955        14%           1.40%(1)         5.34%(1)           (0.67%)(1)
   10.15
  $            1.50%   $    6,783         9%           1.20%(1)         3.07%(1)            4.39%(1)
  $ 8.27     (17.26%)  $    3,183        89%           1.75%(1)         2.78%(1)           (0.26%)(1)
  $ 9.52      (4.80%)  $1,352,457        11%           0.79%(1)         0.91%(1)            0.43%(1)
  $ 9.77      (2.30%)  $  908,589        10%           0.84%(1)         0.98%(1)           (0.20%)(1)


--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2000

--------------------------------------------------------------------------------
1.  ORGANIZATION

American Skandia Trust (the "Trust") is an open-end management investment company, registered under the Investment Company Act of 1940, as amended. The Trust was organized on October 31, 1988 as a Massachusetts business trust. The Trust operates as a series company and, at December 31, 2000, issued 41 classes of shares of beneficial interest: AST AIM International Equity Portfolio ("International Equity"), AST Alliance Growth and Income Portfolio ("Growth and Income") (formerly, Lord Abbett Growth and Income Portfolio), AST JanCap Growth Portfolio ("JanCap Growth"), AST Money Market Portfolio ("Money Market"), AST Neuberger Berman Mid-Cap Value Portfolio ("Mid-Cap Value"), AST AIM Balanced Portfolio ("Balanced"), AST Federated High Yield Portfolio ("High Yield"), AST
T. Rowe Price Asset Allocation Portfolio ("Asset Allocation"), AST PIMCO Total Return Bond Portfolio ("Total Return Bond"), AST INVESCO Equity Income Portfolio ("Equity Income"), AST Janus Small-Cap Growth Portfolio ("Janus Small-Cap Growth"), AST American Century International Growth Portfolio II ("International Growth II") (formerly, AST T. Rowe Price International Equity Portfolio), AST T. Rowe Price Global Bond Portfolio ("Global Bond") (formerly, AST T. Rowe Price International Bond Portfolio), AST Neuberger Berman Mid-Cap Growth Portfolio ("Neuberger Mid-Cap Growth"), AST Founders Passport Portfolio ("Passport"), AST
T. Rowe Price Natural Resources Portfolio ("Natural Resources"), AST PIMCO Limited Maturity Bond Portfolio ("Limited Maturity Bond"), AST Alliance Growth Portfolio ("Alliance Growth") (formerly, AST Oppenheimer Large-Cap Growth Portfolio), AST Janus Overseas Growth Portfolio ("Overseas Growth"), AST American Century Income & Growth Portfolio ("Income & Growth"), AST American Century Strategic Balanced Portfolio ("Strategic Balanced"), AST American Century International Growth Portfolio ("International Growth"), AST Gabelli Small-Cap Value Portfolio ("Gabelli Small-Cap") (formerly, T. Rowe Price Small Company Value), AST Marsico Capital Growth Portfolio ("Capital Growth"), AST Cohen & Steers Realty Portfolio ("Realty"), AST Lord Abbett Small Cap Value Portfolio ("Lord Abbett Small Cap Value"), AST Sanford Bernstein Managed Index 500 Portfolio ("Managed Index 500") (formerly, AST Bankers Trust Managed Index 500 Portfolio), AST Kemper Small-Cap Growth Portfolio ("Kemper Small-Cap Growth"), AST MFS Global Equity Portfolio ("Global Equity"), AST MFS Growth Portfolio ("MFS Growth"), AST MFS Growth with Income Portfolio ("Growth with Income"), AST Alger All-Cap Growth Portfolio ("All-Cap Growth"), AST Janus Mid-Cap Growth Portfolio ("Janus Mid-Cap Growth"), AST Federated Aggressive Growth Portfolio ("Aggressive Growth"), AST Gabelli All-Cap Value Portfolio ("All-Cap Value"), AST Janus Strategic Value Portfolio ("Strategic Value"), AST Kinetics Internet Portfolio ("Internet"), AST Lord Abbett Bond-Denbenture Portfolio ("Bond-Denbenture"), AST Scudder Japan Portfolio ("Japan"), AST Alger Growth Portfolio ("Alger Growth"), and AST Alger Mid-Cap Growth Portfolio ("Alger Mid-Cap Growth") (collectively the "Portfolios").

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust, in conformity with generally accepted accounting principles in the United States of America, in the preparation of its financial statements. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

--------------------------------------------------------------------------------

Security Valuation

Portfolio securities are valued at the close of trading on the New York Stock Exchange. Equity securities are valued generally at the last reported sales price on the securities exchange on which they are primarily traded, or at the last reported sales price on the NASDAQ National Securities Market. Securities not listed on an exchange or securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices.

Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service. Debt securities of Money Market are valued at amortized cost, which approximates market value. The amortized cost method values a security at its cost at the time of purchase and thereafter assumes a constant amortization to maturity of any discount or premium. For Portfolios other than Money Market, debt securities which mature in 60 days or less are valued at cost (or market value 60 days prior to maturity), adjusted for amortization to maturity of any premium or discount.

Securities for which market quotations are not readily available are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees. At December 31, 2000, there were no securities valued in accordance with such procedures.

Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are converted each business day into U.S. dollars based on the prevailing rates of exchange. Purchases and sales of portfolio securities and income and expenses are converted into U.S. dollars on the respective dates of such transactions.

Gains and losses resulting from changes in exchange rates applicable to foreign securities are not reported separately from gains and losses arising from movements in securities prices.

Net realized foreign exchange gains and losses include gains and losses from sales and maturities of foreign currency exchange contracts, gains and losses realized between the trade and settlement dates of foreign securities transactions, and the difference between the amount of net investment income accrued on foreign securities and the U.S. dollar amount actually received. Net unrealized foreign exchange gains and losses include gains and losses from changes in the value of assets and liabilities other than portfolio securities, resulting from changes in exchange rates.

Foreign Currency Exchange Contracts

A foreign currency exchange contract ("FCEC") is a commitment to purchase or sell a specified amount of a foreign currency at a specified future date, in exchange for either a specified amount of another foreign currency or U.S. dollars.

FCECs are valued at the forward exchange rates applicable to the underlying currencies, and changes in market value are recorded as unrealized gains and losses until the contract settlement date.

--------------------------------------------------------------------------------

Risks could arise from entering into FCECs if the counterparties to the contracts were unable to meet the terms of their contracts. In addition, the use of FCECs may not only hedge against losses on securities denominated in foreign currency, but may also reduce potential gains on securities from favorable movements in exchange rates.

Futures Contracts and Options

A financial futures contract calls for delivery of a particular security at a specified price and future date. The seller of the contract agrees to make delivery of the type of security called for in the contract and the buyer agrees to take delivery at a specified future date. Such contracts require an initial margin deposit, in cash or cash equivalents, equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Portfolio each day, depending on the daily change in the value of the contract. Futures contracts are valued based on their quoted daily settlement prices. Fluctuations in value are recorded as unrealized gains and losses until such time that the contracts are terminated.

An option is a right to buy or sell a particular security at a specified price within a limited period of time. The buyer of the option, in return for a premium paid to the seller, has the right to buy (in the case of a call option) or sell (in the case of a put option) the underlying security of the contract. The premium received in cash from writing options is recorded as an asset with an equal liability that is adjusted to reflect the option's value. The premium received from writing options which expire is recorded as realized gains. The premium received from writing options which are exercised or closed is offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased. Options are valued based on their quoted daily settlement prices.

Risks could arise from entering into futures and written options transactions from the potential inability of counterparties to meet the terms of their contracts, the potential inability to enter into a closing transaction because of an illiquid secondary market, and from unexpected movements in interest or exchange rates or securities values.

Repurchase Agreements

A repurchase agreement is a commitment to purchase government securities from a seller who agrees to repurchase the securities at an agreed-upon price and date. The excess of the resale price over the purchase price determines the yield on the transaction. Under the terms of the agreement, the market value, including accrued interest, of the government securities will be at least equal to their repurchase price. Repurchase agreements are recorded at cost, which, combined with accrued interest, approximates market value.

Repurchase agreements entail a risk of loss in the event that the seller defaults on its obligation to repurchase the securities. In such case, the Portfolio may be delayed or prevented from exercising its right to dispose of the securities.

Swap Agreements

A swap agreement is a two-party contract under which an agreement is made to exchange returns from predetermined investments or instruments, including a particular interest rate, foreign currency, or "basket" of securities representing a particular index. The gross returns to be exchanged or "swapped" between the parties are calculated based on a

--------------------------------------------------------------------------------

"notional amount", which, each business day, is valued to determine each party's obligation under the contract. Fluctuations in value are recorded as unrealized gains and losses during the term of the contract.

Commonly used swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa.

Risks could arise from entering into swap agreements from the potential inability of counterparties to meet the terms of their contracts, and from the potential inability to enter into a closing transaction. It is possible that developments in the swaps market, including potential governmental regulation, could affect the Portfolio's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Securities Loans

Each Portfolio may lend securities for the purpose of realizing additional income. All securities loans are collateralized by cash or securities issued or guaranteed by the U.S. Government or its agencies. The value of the collateral is at least equal to the market value of the securities lent. However, due to market fluctuations, the value of the securities lent may exceed the value of the collateral. On the next business day the collateral is adjusted based on the prior day's market fluctuations and the current day's lending activity.

Interest income from lending activity is determined by the amount of interest earned on collateral, less any amounts payable to the borrowers of the securities and the lending agent.

Lending securities involves certain risks, including the risk that the Portfolio may be delayed or prevented from recovering the collateral if the borrower fails to return the securities.

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--------------------------------------------------------------------------------

At December 31, 2000, securities lending activities are summarized as follows:

                                                            MARKET VALUE
                                                            OF SECURITIES    MARKET VALUE     INCOME FROM
PORTFOLIO                                                      ON LOAN       OF COLLATERAL     LENDING*
---------                                                   -------------    -------------    -----------
Growth and Income.........................................  $198,965,982     $208,873,761     $  210,358
JanCap Growth.............................................   587,059,562      649,636,817      1,635,756
Mid-Cap Value.............................................   110,617,210      114,721,599        151,373
Balanced..................................................   122,175,783      128,141,440        196,496
High Yield................................................        11,725           20,100        199,111
Asset Allocation..........................................    88,102,441       91,449,511        109,982
Equity Income.............................................   124,944,001      129,639,145        180,922
Janus Small-Cap Growth....................................   129,544,423      143,806,014      1,035,889
Neuberger Mid-Cap Growth..................................   248,763,450      263,844,399        335,788
Natural Resources.........................................    24,942,493       26,246,768         42,413
Alliance Growth...........................................   122,699,718      127,528,276        150,794
Income & Growth...........................................    73,283,014       76,550,537         83,732
Strategic Balanced........................................    41,511,958       43,305,719         47,835
Gabelli Small-Cap.........................................    14,749,282       16,296,875         63,273
Capital Growth............................................   235,629,982      245,134,743        402,788
Realty....................................................    26,776,958       28,028,812          7,178
Lord Abbett Small Cap Value...............................     9,461,335        9,918,040         40,893
Managed Index 500.........................................    87,037,287       90,756,596        101,748
Kemper Small-Cap Growth...................................   104,838,136      117,826,064        882,884
MFS Growth................................................    24,816,927       26,117,059         12,643
Growth with Income........................................    18,154,768       18,859,391          6,872
All-Cap Growth............................................    64,089,353       67,326,420         79,020
Janus Mid-Cap Growth......................................    17,579,488       18,777,652         29,665

---------------
* Income earned for the period is included in interest income on the Statements of Operations.

Investment Transactions and Investment Income

Securities transactions are accounted for on the trade date. Realized gains and losses from securities sold are recognized on the specific identification basis. Dividend income is recorded on the ex-dividend date. Corporate actions, including dividends, on foreign securities are recorded on the ex-dividend date or, if such information is not available, as soon as reliable information is available from the Trust's sources. Interest income is recorded on the accrual basis and includes the accretion of discount and amortization of premium.

--------------------------------------------------------------------------------

Expenses

Each Portfolio is charged for expenses that are directly attributable to it. Common expenses of the Trust are allocated to the Portfolios in proportion to their net assets.

Distributions to Shareholders

Dividends, if any, from net investment income are declared and paid at least annually by all Portfolios other than Money Market. In the case of Money Market, dividends are declared daily and paid monthly. Net realized gains from investment transactions, if any, are distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date.

3.  AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Portfolios have entered into investment management agreements with American Skandia Investment Services, Inc. (the "Investment Manager") which provide that the Investment Manager will furnish each Portfolio with investment advice and investment management and administrative services. The Investment Manager has engaged the following firms as Sub-advisors for their respective Portfolios: A I M Capital Management, Inc. for International Equity and Balanced; Lord Abbett & Co. for Lord Abbett Small Cap Value and Bond-Denbenture; Janus Capital Corporation for JanCap Growth, Janus Small-Cap Growth, Overseas Growth, Janus Mid-Cap Growth and Strategic Value; J. P. Morgan Investment Management, Inc. for Money Market; Federated Investment Counseling for High Yield and Aggressive Growth; T. Rowe Price Associates, Inc. for Asset Allocation and Natural Resources; Pacific Investment Management Co. for Total Return Bond and Limited Maturity Bond; INVESCO Funds Group, Inc. for Equity Income; Founders Asset Management, Inc. for Passport; Rowe, Price-Fleming International, Inc., a United Kingdom Corporation, for Global Bond; Neuberger Berman Management, Inc. for Mid-Cap Value and Neuberger Mid-Cap Growth; American Century Investment Management, Inc. for Income & Growth, Strategic Balanced, International Growth, and International Growth II; Marsico Capital Management, LLC for Capital Growth; Cohen & Steers Capital Management, Inc. for Realty; Sanford C. Bernstein & Co., LLC for Managed Index 500; Scudder Kemper Investments, Inc. for Kemper Small-Cap Growth and Japan; Massachusetts Financial Services Company for Global Equity, MFS Growth, and Growth with Income; Alliance Capital Management L.P. for Growth and Income and Alliance Growth; Fred Alger Management, Inc. for All-Cap Growth, Alger Growth and Alger Mid-Cap Growth; GAMCO Investors, Inc. for Small-Cap Value and All-Cap Value; and Kinetics Asset Management, Inc. for Internet.

The Investment Manager receives a fee, computed daily and paid monthly, based on an annual rate of 1.00%, 0.75%, 0.90%, 0.50%, 0.90%, 0.75%, 0.75%, 0.85%, 0.65%,
0.75%, 0.90%, 1.00%, 0.80%, 0.90%, 1.00%, 0.90%, 0.65%, 0.90%, 1.00%, 0.75%,
0.85%, 1.00%, 0.90%, 0.90%, 1.00%, 0.95%, 0.60%, 0.95%, 1.00%, 0.90%, 0.90%,
0.95%, 1.00%, 0.95%, 0.95%, 1.00%, 1.00%, 0.80%, 1.00%, 0.75% and 0.80% of the
average daily net assets of the International Equity, Growth and Income, JanCap Growth, Money Market, Mid-Cap Value, Balanced, High Yield, Asset Allocation, Total Return Bond, Equity Income, Janus Small-Cap Growth, International Growth II, Global Bond, Neuberger Mid-Cap Growth, Passport, Natural Resources, Limited Maturity Bond, Alliance Growth, Overseas Growth, Income & Growth, Strategic Balanced, International Growth, Gabelli Small-Cap, Capital Growth, Realty, Lord Abbett Small Cap Value,

--------------------------------------------------------------------------------

Managed Index 500, Kemper Small-Cap Growth, Global Equity, MFS Growth, Growth with Income, All-Cap Growth, Janus Mid-Cap Growth, Aggressive Growth, All-Cap Value, Strategic, Internet, Bond-Denbenture, Japan, Alger Growth and Alger Mid-Cap Growth, respectively. The fees for International Equity are at the rate of 0.85% for average daily net assets in excess of $75 million, for Mid-Cap Value, Neuberger Mid-Cap Growth, and Alliance Growth are at the rate of 0.85% for average daily net assets in excess of $1 billion, for Balanced are at the rate of 0.70% for average daily net assets in excess of $300 million, and for Kemper Small-Cap Growth are at the rate of 0.90% for average daily net assets in excess of $1 billion. During the year ended December 31, 2000, the Investment Manager voluntarily waived 0.05% from its fee for the Money Market Portfolio and 0.05% from its fee on average daily net assets in excess of $1 billion for the JanCap Growth, Growth and Income, and Capital Growth Portfolios. From March 31, 2000 to December 31, 2000, the Investment Manager voluntarily waived 0.05% from its fee on average daily net assets in excess of $1 billion for the Total Return Bond, Equity Income, Janus Small-Cap Growth, and Overseas Growth Portfolios. The Investment Manager pays each Sub-advisor a fee as compensation for advisory services provided to the Portfolios.

On May 1, 2000, Alliance Capital Management L.P. became the Sub-advisor to AST Alliance Growth and Income Portfolio (formerly, AST Lord Abbett Growth and Income Portfolio, sub-advised by Lord Abbett & Co.) and AST Alliance Growth Portfolio (formerly, AST Oppenheimer Large-Cap Growth Portfolio, sub-advised by OppenheimerFunds, Inc.).

On May 1, 2000, Sanford C. Bernstein & Co, Inc. became the Sub-advisor to AST Sanford Bernstein Managed Index 500 Portfolio (formerly, AST Bankers Trust Managed Index 500 Portfolio, sub-advised by Bankers Trust Co.).

On May 1, 2000, American Century Investment Management, Inc. became the Sub-advisor to AST American Century International Growth II Portfolio (formerly, AST T. Rowe Price International Equity Portfolio, sub-advised by Rowe Price-Fleming International, Inc.).

On October 23, 2000, GAMCO Investors, Inc. became the Sub-advisor to AST Gabelli Small-Cap Value Portfolio (formerly, AST T. Rowe Price Small Company Value Portfolio, sub-advised by T. Rowe Price Associates, Inc.).

The Trust has adopted a Distribution Plan (the "Plan") under Rule 12b-1 of the Investment Company Act of 1940. The Plan permits American Skandia Marketing, Incorporated ("ASMI") to receive brokerage commissions in connection with purchases and sales of securities by the Portfolios, and to use these commissions to promote the sale of variable contracts, the premiums for which are invested in shares of the Trust. Under the Plan, securities transactions for a Portfolio may be directed to certain brokers for execution ("clearing brokers") who have agreed to pay part of the brokerage commissions received on these transactions to ASMI for "introducing" transactions to the clearing broker. In turn, ASMI uses the brokerage commissions received as an introducing broker to pay various distribution-related expenses, such as advertising, printing of sales materials, and payments to dealers.

Commissions received by ASMI under the Plan are reflected in the cost of securities purchased and the proceeds from the sale of securities. These commissions are shown in the Statements of Operations as "Distribution Fees" and a corresponding reduction "Fees Paid Indirectly". Net expenses of the Portfolios are unaffected by these commissions. For the year ended December 31, 2000, commissions received by ASMI totaled $6,054,509.

--------------------------------------------------------------------------------

The Trust has entered into an agreement with American Skandia Life Assurance Corporation ("ASLAC") pursuant to which it pays ASLAC a shareholder servicing fee at an annual rate of 0.10% of each Portfolio's average daily net assets.

Certain officers and Trustees of the Trust are officers or directors of the Investment Manager. The Trust pays no compensation directly to its officers or interested Trustees.

4.  TAX MATTERS

Each Portfolio intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income, including any net realized gains on investments, to shareholders. Accordingly, no provision for federal income or excise tax has been made.

Income and capital gains of the Portfolios are determined in accordance with both tax regulations and generally accepted accounting principles. Such may result in temporary and permanent differences between tax basis earnings and earnings reported for financial statement purposes. Temporary differences that result in over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences in the recognition of earnings are reclassified to additional paid-in capital. Distributions in excess of tax-basis earnings are recorded as a return of capital.

Capital Loss Carryforwards

At December 31, 2000, the following Portfolios had, for federal income tax purposes, capital loss carryforwards available to offset future net realized capital gains.

                                                                  EXPIRATION DECEMBER 31,
                                              ---------------------------------------------------------------
                                  AMOUNT        2004        2005         2006         2007           2008
                               ------------   --------   ----------   ----------   -----------   ------------
Money Market.................  $     40,109   $     --   $       --   $       --   $        --   $     40,109
JanCap Growth................   156,116,090         --           --           --            --    156,116,090
Balanced.....................    13,244,623         --           --           --            --     13,244,623
High Yield...................    21,582,744         --           --           --     3,784,924     17,797,820
Total Return Bond............    15,727,454         --           --           --    15,727,454             --
Global Bond..................     3,374,196         --           --           --     1,753,610      1,620,666
Passport.....................    47,048,529         --           --           --            --     47,048,529
Limited Maturity Bond........     2,426,278    335,191           --           --     1,451,071        640,016
Income & Growth..............     9,602,531         --           --           --            --      9,602,531
Realty.......................     1,391,407         --           --           --     1,391,407             --
Global Equity................       102,870         --           --           --            --        102,870
MFS Growth...................       994,154         --           --           --         1,705        992,449
Growth with Income...........       305,431         --           --           --         1,855        303,576
All-Cap Growth...............    62,422,141         --           --           --            --     62,422,141
Janus Mid-Cap Growth.........       279,129         --           --           --            --        279,129

--------------------------------------------------------------------------------

5.  PORTFOLIO SECURITIES

Purchases and sales of securities, other than short-term obligations, during the year ended December 31, 2000, were as follows ($ in thousands):

                                                   U.S. GOVERNMENT SECURITIES        OTHER SECURITIES
                                                   --------------------------    ------------------------
                                                    PURCHASES        SALES       PURCHASES       SALES
                                                   -----------    -----------    ----------    ----------
International Equity.............................  $       --     $       --     $  648,950    $  579,191
Growth and Income................................          --             --      2,134,101     2,092,861
JanCap Growth....................................          --             --      1,772,182     2,127,572
Mid-Cap Value....................................          --             --      1,631,235     1,543,391
Balanced.........................................      33,094         30,758        481,422       300,213
High Yield.......................................          --             --        105,187       152,454
Asset Allocation.................................      24,830         28,735        149,953       163,702
Total Return Bond................................   5,418,659      4,639,122        376,186       353,730
Equity Income....................................      11,082          9,438        655,143       567,008
Janus Small-Cap Growth...........................          --             --        855,727       999,095
International Growth II..........................          --             --        691,456       773,403
Global Bond......................................      75,771         35,547        131,357       184,859
Neuberger Mid-Cap Growth.........................          --             --      1,210,859       801,550
Passport.........................................          --             --      1,820,183     1,630,024
Natural Resources................................          --             --        113,954       107,011
Limited Maturity Bond............................     724,093        468,170        368,128       327,092
Alliance Growth..................................          --             --        785,750       574,835
Overseas Growth..................................          --             --      1,000,165     1,123,871
Income & Growth..................................          --             --        467,087       275,826
Strategic Balanced...............................       1,730          6,558        285,148       261,885
International Growth.............................          --             --        490,039       297,959
Gabelli Small-Cap................................          --             --        159,509       163,415
Capital Growth...................................          --             --      2,235,537     2,024,877
Realty...........................................          --             --        108,031        52,043
Lord Abbett Small Cap Value......................          --             --        176,580        76,953
Managed Index 500................................          --             --        757,520       569,326
Kemper Small-Cap Growth..........................          --             --      1,303,532     1,105,111
Global Equity....................................          --             --         41,191        12,871
MFS Growth.......................................          --             --        164,415        86,049
Growth with Income...............................          --             --         86,464        21,404
All-Cap Growth...................................          --             --        487,964       215,194
Janus Mid-Cap Growth.............................          --             --        107,266        24,398
Aggressive Growth................................          --             --          1,032           169
All-Cap Value....................................          --             --         10,956         1,561

--------------------------------------------------------------------------------

                                                   U.S. GOVERNMENT SECURITIES        OTHER SECURITIES
                                                   --------------------------    ------------------------
                                                    PURCHASES        SALES       PURCHASES       SALES
                                                   -----------    -----------    ----------    ----------
Strategic Value..................................  $       --     $       --     $    1,914    $       17
Internet.........................................          --             --            709            62
Bond-Debenture...................................          --             --          5,105           168
Japan............................................          --             --          6,192         2,675
Alger Growth.....................................          --             --        210,916       139,120
Alger Mid-Cap Growth.............................          --             --         80,445       122,382

At December 31, 2000, the cost and unrealized appreciation or depreciation in value of the investments owned by the Portfolios, for federal income tax purposes, were as follows ($ in thousands):

                                                                 GROSS            GROSS         NET UNREALIZED
                                                AGGREGATE      UNREALIZED       UNREALIZED       APPRECIATION
                                                   COST       APPRECIATION    (DEPRECIATION)    (DEPRECIATION)
                                                ----------    ------------    --------------    --------------
International Equity..........................  $  631,043     $   76,288       $ (56,695)        $   19,593
Growth and Income.............................   1,515,478        211,055        (129,083)            81,972
JanCap Growth.................................   3,160,057      1,459,241        (326,104)         1,133,137
Mid-Cap Value.................................     862,105        146,376          (5,612)           140,764
Balanced......................................     576,587         73,080         (29,339)            43,741
High Yield....................................     634,439          4,438        (152,523)          (148,085)
Asset Allocation..............................     348,980         69,312         (23,496)            45,816
Total Return Bond.............................   1,805,649         20,716          (9,610)            11,106
Equity Income.................................   1,004,329        229,682         (65,876)           163,806
Janus Small-Cap Growth........................     583,284        141,778        (136,082)             5,696
International Growth II.......................     411,294         32,994         (26,149)             6,845
Global Bond...................................     119,022          4,721          (4,306)               415
Neuberger Mid-Cap Growth......................     786,537         81,148        (136,130)           (54,982)
Passport......................................     293,559         17,719         (12,857)             4,862
Natural Resources.............................     122,297         20,918          (6,647)            14,271
Limited Maturity Bond.........................     616,614          5,219          (1,346)             3,873
Alliance Growth...............................     545,887         29,336         (96,940)           (67,604)
Overseas Growth...............................     987,064        198,723         (86,803)           111,920
Income & Growth...............................     490,554         54,389         (56,946)            (2,557)
Strategic Balanced............................     214,177         16,320         (14,108)             2,212
International Growth..........................     366,789         22,670         (21,784)               886
Gabelli Small-Cap.............................     347,354         47,939         (51,467)            (3,528)
Capital Growth................................   1,528,011        288,655         (37,112)           251,543
Realty........................................     129,374         11,844          (1,724)            10,120
Lord Abbett Small Cap Value...................     190,594         43,671          (5,718)            37,953
Managed Index 500.............................     709,379         85,209         (87,959)            (2,750)

--------------------------------------------------------------------------------

                                                                 GROSS            GROSS         NET UNREALIZED
                                                AGGREGATE      UNREALIZED       UNREALIZED       APPRECIATION
                                                   COST       APPRECIATION    (DEPRECIATION)    (DEPRECIATION)
                                                ----------    ------------    --------------    --------------
Kemper Small-Cap Growth.......................  $  752,317     $  190,354       $(140,615)        $   49,739
Global Equity.................................      31,332          2,133          (3,343)            (1,210)
MFS Growth....................................      85,782          5,079          (8,652)            (3,573)
Growth with Income............................      77,640          6,920          (7,175)              (255)
All-Cap Growth................................     241,103          7,760         (40,249)           (32,489)
Janus Mid-Cap Growth..........................      85,651          2,338         (23,380)           (21,042)
Aggressive Growth.............................       1,169             32            (122)               (90)
All-Cap Value.................................      14,552            484            (445)                39
Strategic Value...............................       6,259            135            (174)               (39)
Internet......................................         687             12            (141)              (129)
Bond-Debenture................................       5,530             72             (23)                49
Japan.........................................       3,766             35            (560)              (525)
Alger Growth..................................   1,426,465         48,244        (122,597)           (74,353)
Alger Mid-Cap Growth..........................     921,503         58,202         (78,710)           (20,508)

6.  WRITTEN OPTIONS TRANSACTIONS

Written options transactions, during the year ended December 31, 2000, were as follows:

                                                        TOTAL RETURN BOND        LIMITED MATURITY BOND
                                                     ------------------------    ----------------------
                                                     NUMBER OF                   NUMBER OF
                                                     CONTRACTS      PREMIUM      CONTRACTS     PREMIUM
                                                     ---------    -----------    ---------    ---------
Balance at beginning of year.......................    16,970     $   862,050        --       $      --
Written............................................     7,809       2,179,618       565         245,958
Expired............................................   (17,347)     (1,531,690)     (232)        (28,410)
Exercised..........................................      (483)        (59,168)       --              --
Closed.............................................    (4,281)       (606,770)     (333)       (217,548)
                                                      -------     -----------      ----       ---------
Balance at end of year.............................     2,668     $   844,040        --       $      --
                                                      =======     ===========      ====       =========

                                                              BALANCED
                                                       ----------------------
                                                       NUMBER OF
                                                       CONTRACTS     PREMIUM
                                                       ---------    ---------
Balance at beginning of year.........................      540      $ 231,037
Written..............................................    1,251        533,835
Expired..............................................     (630)      (311,995)
Exercised............................................       --             --
Closed...............................................   (1,161)      (452,877)
                                                        ------      ---------
Balance at end of year...............................       --      $      --
                                                        ======      =========

--------------------------------------------------------------------------------

At December 31, 2000, Total Return Bond had sufficient cash and/or securities at least equal to the value of written options.

7.  LINE OF CREDIT

The Portfolios and other affiliated funds participate in a $100 million unsecured, committed line of credit, provided by a syndication of banks, under a line of credit agreement. Borrowings may be made for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Any borrowings must be repaid within 30 days of their receipt. Interest is charged to each Portfolio, based on its borrowings, at a premium above the Federal Funds Rate. In addition, a commitment fee, equal to an annual rate of 0.09% of the average daily unused portion of the line of credit, is allocated among the participants at the end of each quarter. At December 31, 2000, there were no borrowings under the agreement.

INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

The Board of Trustees and Shareholders
American Skandia Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of American Skandia Trust (the "Trust") (comprising, respectively, the AST AIM International Equity Portfolio, AST Alliance Growth and Income Portfolio (formerly, Lord Abbett Growth and Income Portfolio), AST JanCap Growth Portfolio, AST Money Market Portfolio, AST Neuberger Berman Mid-Cap Value Portfolio, AST AIM Balanced Portfolio, AST Federated High Yield Portfolio, AST T. Rowe Price Asset Allocation Portfolio, AST PIMCO Total Return Bond Portfolio, AST INVESCO Equity Income Portfolio, AST Janus Small-Cap Growth Portfolio, AST American Century International Growth Portfolio II (formerly, AST T. Rowe Price International Equity Portfolio), AST
T. Rowe Price Global Bond Portfolio (formerly, AST T. Rowe Price International Bond Portfolio), AST Neuberger Berman Mid-Cap Growth Portfolio, AST Founders Passport Portfolio, AST T. Rowe Price Natural Resources Portfolio, AST PIMCO Limited Maturity Bond Portfolio, AST Alliance Growth Portfolio (formerly, Oppenheimer Large-Cap Growth Portfolio), AST Janus Overseas Growth Portfolio, AST American Century Income & Growth Portfolio, AST American Century Strategic Balanced Portfolio, AST American Century International Growth Portfolio, AST Gabelli Small-Cap Value Portfolio (formerly, T. Rowe Price Small Company Value), AST Marsico Capital Growth Portfolio, AST Cohen & Steers Realty Portfolio, AST Lord Abbett Small Cap Value Portfolio, AST Sanford Bernstein Managed Index 500 Portfolio (formerly, AST Bankers Trust Managed Index 500 Portfolio), AST Kemper Small-Cap Growth Portfolio, AST MFS Global Equity Portfolio, AST MFS Growth Portfolio, AST MFS Growth with Income Portfolio, AST Alger All-Cap Growth Portfolio, AST Janus Mid-Cap Growth Portfolio, AST Federated Aggressive Growth Portfolio, AST Gabelli All-Cap Value Portfolio, AST Janus Strategic Value Portfolio, AST Kinetics Internet Portfolio, AST Lord Abbett Bond-Debenture Portfolio, AST Scudder Japan Portfolio, AST Alger Growth Portfolio, AST Alger Mid-Cap Growth Portfolio) as of December 31, 2000, and the related statements of operations and changes in net assets and the financial highlights for each of the periods presented. These financial statements and the financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the Trust's custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting American Skandia Trust, as of December 31, 2000, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 9, 2001

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